UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2023

Item 1.	Reports to Stockholders.

MainStay Balanced Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares[4]	Maximum 3.00% Initial Sales Charge	With sales charges	1/2/2004	-0.57%	-2.43%	4.40%	5.57%	1.07%
		Excluding sales charges		2.50	0.59	5.58	6.17	1.07
Investor Class Shares[5]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	-0.15	-2.19	4.15	5.36	1.35
		Excluding sales charges		2.41	0.32	5.33	5.96	1.35
Class B Shares[6]	Maximum 5.00% CDSC	With sales charges	1/2/2004	-2.97	-5.33	4.24	5.17	2.10
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		2.03	-0.40	4.54	5.17	2.10
Class C Shares	Maximum 1.00% CDSC	With sales charges	12/30/2002	1.03	-1.38	4.55	5.17	2.10
	if Redeemed Within One Year of Purchase	Excluding sales charges		2.03	-0.40	4.55	5.17	2.10
Class I Shares	No Sales Charge		5/1/1989	2.66	0.88	5.85	6.44	0.82
Class R1 Shares	No Sales Charge		1/2/2004	2.61	0.74	5.75	6.33	0.92
Class R2 Shares	No Sales Charge		1/2/2004	2.47	0.50	5.48	6.08	1.17
Class R3 Shares	No Sales Charge		4/28/2006	2.38	0.27	5.22	5.80	1.42
Class R6 Shares	No Sales Charge		12/15/2017	2.70	0.93	5.95	5.20	0.74

1.	Effective March 5, 2021, the Fund replaced the subadvisor to the equity portion of the Fund and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund’s prior subadvisor and principal investment strategies for the equity portion of the Fund.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Prior to November 4, 2019, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
5.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
6.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 1000® Value Index[2]	4.54%	1.21%	7.75%	9.13%
Bloomberg U.S. Intermediate Government/Credit Bond Index[3]	5.00	0.96	1.63	1.32
Balanced Composite Index[4]	4.79	1.46	5.69	6.23
Morningstar Moderate Allocation Category Average[5]	6.50	-0.20	5.38	6.03

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
3.	The Fund has selected the Bloomberg U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.
4.	The Fund has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell 1000® Value Index and the Bloomberg U.S. Intermediate Government/Credit Bond Index weighted 60%/40%, respectively.
5.	The Morningstar Moderate Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderate strategies seek to balance preservation of capital with appreciation. They typically expect volatility similar to a strategic equity exposure between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,025.00	$ 5.32	$1,019.54	$ 5.31	1.06%
Investor Class Shares	$1,000.00	$1,024.10	$ 6.62	$1,018.25	$ 6.61	1.32%
Class B Shares	$1,000.00	$1,020.30	$10.37	$1,014.53	$10.34	2.07%
Class C Shares	$1,000.00	$1,020.30	$10.37	$1,014.53	$10.34	2.07%
Class I Shares	$1,000.00	$1,026.60	$ 4.07	$1,020.78	$ 4.06	0.81%
Class R1 Shares	$1,000.00	$1,026.10	$ 4.57	$1,020.28	$ 4.56	0.91%
Class R2 Shares	$1,000.00	$1,024.70	$ 5.82	$1,019.04	$ 5.81	1.16%
Class R3 Shares	$1,000.00	$1,023.80	$ 7.08	$1,017.80	$ 7.05	1.41%
Class R6 Shares	$1,000.00	$1,027.00	$ 3.62	$1,021.22	$ 3.61	0.72%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2023 (Unaudited)
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 2.625%-3.875%, due 12/31/23–2/15/33
2.	JPMorgan Chase & Co.
3.	iShares Russell 1000 Value ETF
4.	Morgan Stanley
5.	iShares Intermediate Government/Credit Bond ETF
6.	Pfizer, Inc.
7.	Cisco Systems, Inc.
8.	Alphabet, Inc.
9.	Merck & Co., Inc.
10.	ConocoPhillips

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Kenneth Sommer, AJ Rzad, CFA,1and Matthew Downs of NYL Investors LLC, the Fund’s fixed-income Subadvisor; and portfolio manager Adam H. Illfelder, CFA, of Wellington Management Company LLP, the Fund’s equity Subadvisor.
How did MainStay Balanced Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay Balanced Fund returned 2.66%, underperforming the 4.54% return of the Fund’s primary benchmark, the Russell 1000® Value Index; the 5.00% return of the Bloomberg U.S. Intermediate Government/Credit Bond Index, which is the Fund’s secondary benchmark; and the 4.79% return of the Balanced Composite Index, which is an additional benchmark of the Fund. For the six months ended April 30, 2023, Class I shares of the Fund also underperformed the 6.50% return of the Morningstar Moderate Allocation Category Average.2
Were there any changes to the Fund during the reporting period?
Effective February 28, 2023, Matthew Downs was added as a portfolio manager of the Fund.
What factors affected relative performance in the equity portion of the Fund during the reporting period?
The equity portion of the Fund underperformed the Russell 1000® Value Index primarily due to security selection. Weak selection in the industrials, energy and financials sectors was partially offset by stronger selection in real estate, utilities and materials. Sector allocation, a result of our bottom-up stock selection process, also weighed on relative results, primarily due to the Fund’s underweight exposure to communication services, but was partially offset by the positive impact of the Fund’s underweight exposure to energy.
During the reporting period, which sectors were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors were particularly weak?
During the reporting period, the real estate and utilities sectors provided the strongest positive contributions to the Fund’s relative performance. (Contributions take weightings and total returns into account.) Over the same period, the communication services, industrials and energy sectors detracted most notably from relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?
The individual stocks that made the strongest contributions to the equity portion of the Fund’s absolute performance included semiconductor company Analog Devices and health care REIT (real estate investment trust) Welltower. Shares of Analog Devices rose when the company reported better-than-expected first quarter 2023 sales and earnings. We trimmed the position during the reporting period. Shares of Welltower ended the reporting period higher after the company reported strong fourth quarter 2022 results, with revenue increasing significantly on a year-over-year basis. We increased the Fund’s position during the reporting period.
The holdings that detracted most significantly from absolute performance were pharmaceutical company Pfizer and commercial banking company M&T Bank. Pfizer shares declined after the company reported fourth quarter 2022 earnings that, despite better-than-expected profits, missed revenue expectations and disappointed on the full-year outlook. Shares of M&T Bank lost ground during the market sell-off following Silicon Valley Bank’s failure. We increased the Fund’s position in M&T Bank during the reporting period.
What were some of the largest purchases and sales in the equity portion of the Fund during the reporting period?
During the reporting period, the equity portion of the Fund’s largest purchase was in shares of American International Group (AIG), a U.S.-based multinational insurance company. We believe AIG’s transformation over the past 5 years towards a pure-play property & casualty insurer has enhanced the quality of the underlying business. We believe improved pricing and risk controls are likely to drive higher earnings per share and return on equity, while the stock trades at an attractive valuation. The Fund also initiated a position in Diamondback Energy when the company’s stock declined on lower oil prices and traded at attractive levels. We favor the quality of Diamondback’s underlying business, given its above-peer productivity growth rate over the past two years and its discipline in acreage development, as well as the strength of its balance sheet, which could offer protection in a downturn.

1.	Effective on or about June 30, 2023, AJ Rzad will no longer serve as a portfolio manager for the Fund.
2.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
9

Throughout the same period, the equity portion of the Fund eliminated its position in insurer Progressive, which held up well during the market sell-off in the aftermath of the Silicon Valley Bank failure. We used the proceeds to add to the Fund’s positions in banks that we viewed as well-capitalized, and which had traded down significantly. We also exited the Fund’s position in Truist Financial in favor of U.S. banks with better capital positions.
How did sector weightings change in the equity portion of the Fund during the reporting period?
The equity portion of the Fund’s largest increases in sector exposures relative to the Russell 1000® Value Index were in financials, real estate and energy, while the most significant reductions in sector exposure were to communication services, industrials and consumer staples.
How was the equity portion of the Fund positioned at the end of the reporting period?
As of April 30, 2023, the equity portion of the Fund held its largest overweight exposures relative to the Russell 1000® Value Index in information technology, health care and consumer discretionary. As of the same date, the equity portion of the Fund’s most significantly underweight exposures were in communication services, consumer staples and materials.
What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?
Relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index, the fixed-income portion of the Fund held overweight positions in asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) throughout the reporting period. Within the corporate sector, the Fund held overweight positions in the financial and utility subsectors and an underweight position in industrials. Option-adjusted spreads3 (OAS) on the Index widened six basis points during the reporting period. (A basis point is one one-hundredth of a percentage point.) Overweight exposure to ABS—particularly AAA and AA collateralized loan obligations (CLOs)—was accretive to relative performance.4 Within the U.S. government agency sector, security selections in Federal Home Loan Bank (FHLB) and Federal Farm Credit Bank (FFCB) were accretive to performance. An overweight position in the corporate sector detracted slightly from relative performance, as did the Fund’s positioning relative to the Index in Treasury securities.
During the reporting period, how was the performance of the fixed-income portion of the Fund materially affected by investments in derivatives?
During the reporting period, the use of derivatives was limited to interest-rate derivatives in order to keep the duration5 of the fixed-income portion of the Fund in line with our target duration. In the main, these interest rate derivatives had a slightly positive impact on performance.
What was the duration strategy of the fixed-income portion of the Fund during the reporting period?
During the reporting period, the fixed-income portion of the Fund generally maintained a duration close to or equal to the duration of the Bloomberg U.S. Intermediate Government/Credit Bond Index. Toward the end of the reporting period, the Fund broadly maintained a duration that was longer than that of the Index in the front end of the interest rate curve (0–2 years) and a duration shorter than the Index in the 7–10 year part of the curve. This curve positioning detracted slightly from performance. As of April 30, 2023, the duration of the fixed-income portion of the Fund was 3.91 years, compared to a duration of 3.88 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?
During the reporting period, the fixed-income portion of the Fund maintained overweight exposure compared to the Bloomberg U.S. Intermediate Government/Credit Bond Index in the utilities and financials subsectors, both of which were accretive to relative performance. Among utilities, the Fund’s overweight position in the electric subcomponent produced particularly strong returns, with bonds issued by Enel Finance America, Southern California Edison and Pacific Gas and Electric among the best performers. Within financials, overweight exposure to the finance company and banking subsectors had the most positive impact on relative performance, particularly holdings in HSBC Holdings, JPMorgan Chase & Co and Morgan Stanley. Within securitized products, ABS was the best performing sector. Within the floating-rate subcomponent of the ABS sector, CLOs rated AAA and AA were
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
10	MainStay Balanced Fund

accretive to relative performance. Underweight exposure to the sovereign, supranational and foreign agency subsectors detracted from relative performance, as did positioning in the U.S. Treasury sector.
What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?
The largest additions to the fixed-income portion of the Fund during the reporting period included bonds from Bank of America, Credit Suisse AG (New York Branch), Danske Bank, NatWest Group and HSBC USA. The largest reductions during the reporting period included positions in Virginia Electric and Power, Nordea Bank, Antares Holdings, Cooperative Rabobank and ONEOK.
How did the sector weightings of the fixed-income portion of the Fund change during the reporting period?
Within the fixed-income portion of the fund, in the first quarter of 2023 we increased the exposure to corporate credit, via financials, as OAS relative to industrials and utilities became increasingly favorable. Within the ABS sector, we increased the Fund’s allocation to AAA CLOs at the beginning of 2023, since the sector was still trading near the wides of 2022. In the second half of the reporting period, we reduced the Fund’s U.S. government agency exposure, particularly in the callable subcomponent. With the future of monetary policy very much in question, bond market volatility remained elevated, causing negatively convex6 assets, such as callable agencies, to underperform.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, the fixed-income portion of the Fund held its most significantly overweight exposure relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index in ABS. Within the corporate sector, the Fund held overweight positions in financials and utilities, while maintaining an underweight position in industrials. The Fund also held an underweight position in the U.S. government agency sector, as well as the sovereign, supranational, foreign agency and foreign local government sectors.
6.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments April 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 35.5%
Asset-Backed Securities 1.4%
Other Asset-Backed Securities 1.4%
AIG CLO LLC
Series 2020-1A, Class AR
6.42% (3 Month LIBOR + 1.16%), due 4/15/34 (a)(b)	$ 500,000	$ 490,137
Apidos CLO XXX
Series XXXA, Class A2
6.862% (3 Month LIBOR + 1.60%), due 10/18/31 (a)(b)	600,000	584,789
ARES L CLO Ltd.
Series 2018-50A, Class AR
6.31% (3 Month LIBOR + 1.05%), due 1/15/32 (a)(b)	500,000	493,331
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
6.65% (3 Month LIBOR + 1.40%), due 4/20/30 (a)(b)	600,000	578,366
Ballyrock CLO 23 Ltd.
Series 2023-23A, Class A1
6.971% (3 Month SOFR + 1.98%), due 4/25/36 (a)(b)	750,000	746,601
Benefit Street Partners CLO XXX Ltd.
Series 2023-30A, Class A
6.805% (3 Month SOFR + 2.10%), due 4/25/36 (a)(b)	700,000	702,196
Carlyle Global Market Strategies CLO Ltd.
Series 2013-3A, Class A2R
6.66% (3 Month LIBOR + 1.40%), due 10/15/30 (a)(b)	1,100,000	1,058,930
Palmer Square CLO Ltd.
Series 2015-2A, Class A2R2
6.80% (3 Month LIBOR + 1.55%), due 7/20/30 (a)(b)	250,000	244,488
Regatta XIV Funding Ltd.
Series 2018-3A, Class A
6.445% (3 Month LIBOR + 1.19%), due 10/25/31 (a)(b)	400,000	394,244
STORE Master Funding I-VII XIV XIX XX
Series 2021-1A, Class A1
2.12%, due 6/20/51 (a)	305,920	261,843
THL Credit Wind River CLO Ltd.
Series 2017-4A, Class A
6.065% (3 Month LIBOR + 1.15%), due 11/20/30 (a)(b)	457,004	451,835
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Vantage Data Centers Issuer LLC
Series 2020-1A, Class A2
1.645%, due 9/15/45 (a)	$ 850,000	$ 766,480
Total Asset-Backed Securities (Cost $7,005,589)		6,773,240
Corporate Bonds 11.6%
Aerospace & Defense 0.3%
L3Harris Technologies, Inc.
1.80%, due 1/15/31	590,000	479,399
Northrop Grumman Corp.
4.70%, due 3/15/33	420,000	422,687
Raytheon Technologies Corp.
5.15%, due 2/27/33	430,000	446,900
		1,348,986
Auto Manufacturers 0.2%
Daimler Truck Finance North America LLC
5.125%, due 1/19/28 (a)	310,000	312,235
General Motors Financial Co., Inc.
6.05%, due 10/10/25	595,000	601,410
		913,645
Auto Parts & Equipment 0.1%
Aptiv plc
3.25%, due 3/1/32	320,000	279,608
Banks 5.3%
Bank of America Corp.
1.734%, due 7/22/27 (c)	1,040,000	931,735
1.922%, due 10/24/31 (c)	153,000	122,026
2.087%, due 6/14/29 (c)	865,000	747,493
2.482% (5 Year Treasury Constant Maturity Rate + 1.20%), due 9/21/36 (b)	295,000	225,405
5.202%, due 4/25/29 (c)	660,000	664,388
Bank of New York Mellon Corp. (The) (c)
4.706%, due 2/1/34	410,000	407,367
4.947%, due 4/26/27	425,000	428,070
Bank of New Zealand
4.846%, due 2/7/28 (a)	760,000	761,175
Barclays plc
7.385% (1 Year Treasury Constant Maturity Rate + 3.30%), due 11/2/28 (b)	405,000	431,275

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Balanced Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Citigroup, Inc. (c)
2.014%, due 1/25/26	$ 875,000	$ 825,814
5.61%, due 9/29/26	1,050,000	1,062,228
Citizens Bank NA
6.064%, due 10/24/25 (c)	380,000	367,709
Credit Suisse AG
7.95%, due 1/9/25	1,000,000	1,017,760
Credit Suisse Group AG
6.373%, due 7/15/26 (a)(c)	695,000	675,665
Danske Bank A/S
6.466% (1 Year Treasury Constant Maturity Rate + 2.10%), due 1/9/26 (a)(b)	850,000	856,058
Deutsche Bank AG
7.079%, due 2/10/34 (c)	270,000	252,598
Fifth Third Bancorp
6.361%, due 10/27/28 (c)	1,060,000	1,093,949
Goldman Sachs Group, Inc. (The)
5.70%, due 11/1/24	850,000	857,557
HSBC Holdings plc (c)
7.336%, due 11/3/26	655,000	686,832
7.39%, due 11/3/28	470,000	505,932
HSBC USA, Inc.
5.625%, due 3/17/25	835,000	841,413
Huntington National Bank (The)
5.65%, due 1/10/30	565,000	562,944
JPMorgan Chase & Co. (c)
1.578%, due 4/22/27	1,010,000	915,107
4.565%, due 6/14/30	500,000	488,182
5.546%, due 12/15/25	730,000	733,286
KeyBank NA
5.00%, due 1/26/33	250,000	232,408
5.85%, due 11/15/27	470,000	469,363
Lloyds Banking Group plc
0.695% (1 Year Treasury Constant Maturity Rate + 0.55%), due 5/11/24 (b)	650,000	649,208
M&T Bank Corp.
5.053%, due 1/27/34 (c)	260,000	244,060
Mitsubishi UFJ Financial Group, Inc. (b)
5.406% (1 Year Treasury Constant Maturity Rate + 1.97%), due 4/19/34	215,000	217,145
5.541% (1 Year Treasury Constant Maturity Rate + 1.50%), due 4/17/26	610,000	611,939
	Principal Amount	Value

Banks (continued)
Morgan Stanley (c)
2.484%, due 9/16/36	$ 1,165,000	$ 895,432
4.679%, due 7/17/26	1,314,000	1,303,158
5.123%, due 2/1/29	150,000	150,735
6.296%, due 10/18/28	160,000	168,071
Morgan Stanley Bank NA
4.754%, due 4/21/26	425,000	427,112
NatWest Group plc
5.847% (1 Year Treasury Constant Maturity Rate + 1.35%), due 3/2/27 (b)	845,000	854,820
Royal Bank of Canada
5.66%, due 10/25/24	605,000	611,199
Swedbank AB
5.337%, due 9/20/27 (a)	610,000	612,361
Truist Financial Corp.
5.122%, due 1/26/34 (c)	160,000	155,137
U.S. Bancorp
2.677%, due 1/27/33 (c)	510,000	417,288
UBS Group AG
2.746% (1 Year Treasury Constant Maturity Rate + 1.10%), due 2/11/33 (a)(b)	465,000	369,621
Wells Fargo & Co.
5.389%, due 4/24/34 (c)	425,000	432,338
		25,283,363
Beverages 0.1%
Constellation Brands, Inc.
4.90%, due 5/1/33	345,000	346,147
Keurig Dr Pepper, Inc.
4.05%, due 4/15/32	105,000	99,744
		445,891
Biotechnology 0.2%
Amgen, Inc.
4.05%, due 8/18/29	590,000	573,085
5.15%, due 3/2/28	300,000	307,054
5.25%, due 3/2/30	200,000	205,409
		1,085,548
Chemicals 0.1%
Celanese US Holdings LLC
6.33%, due 7/15/29	650,000	658,489
Commercial Services 0.1%
Global Payments, Inc.
2.15%, due 1/15/27	400,000	358,807
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Computers 0.2%
Apple, Inc.
1.65%, due 5/11/30	$ 391,000	$ 333,896
1.70%, due 8/5/31	595,000	497,703
		831,599
Cosmetics & Personal Care 0.1%
Unilever Capital Corp.
1.75%, due 8/12/31	265,000	218,759
Diversified Financial Services 0.7%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	550,000	478,840
Air Lease Corp.
0.70%, due 2/15/24	1,425,000	1,368,482
Blackstone Holdings Finance Co. LLC
5.90%, due 11/3/27 (a)	605,000	620,685
Intercontinental Exchange, Inc.
4.35%, due 6/15/29	720,000	712,941
		3,180,948
Electric 1.1%
AEP Texas, Inc.
4.70%, due 5/15/32	40,000	39,369
American Electric Power Co., Inc.
5.625%, due 3/1/33	220,000	230,466
Appalachian Power Co.
Series BB
4.50%, due 8/1/32	45,000	43,595
Commonwealth Edison Co.
3.10%, due 11/1/24	290,000	283,283
Duke Energy Carolinas LLC
4.95%, due 1/15/33	410,000	421,226
Duke Energy Corp.
2.45%, due 6/1/30	240,000	206,235
4.50%, due 8/15/32	140,000	135,903
Duke Energy Ohio, Inc.
5.25%, due 4/1/33	70,000	72,677
Enel Finance America LLC
7.10%, due 10/14/27 (a)	420,000	450,501
Entergy Arkansas LLC
5.15%, due 1/15/33	430,000	445,379
Florida Power & Light Co.
5.05%, due 4/1/28	640,000	662,656
NextEra Energy Capital Holdings, Inc.
6.051%, due 3/1/25	280,000	284,655
Pacific Gas and Electric Co.
5.45%, due 6/15/27	400,000	397,264
	Principal Amount	Value

Electric (continued)
Pacific Gas and Electric Co. (continued)
6.15%, due 1/15/33	$ 450,000	$ 456,538
Southern California Edison Co.
5.30%, due 3/1/28	380,000	390,258
5.95%, due 11/1/32	175,000	190,362
Southern Co. (The)
5.15%, due 10/6/25	220,000	222,215
5.70%, due 10/15/32	100,000	105,610
		5,038,192
Entertainment 0.0% ‡
Warnermedia Holdings, Inc.
4.054%, due 3/15/29 (a)	224,000	207,347
Environmental Control 0.1%
Waste Connections, Inc.
2.60%, due 2/1/30	445,000	392,904
Food 0.1%
Kraft Heinz Foods Co.
3.75%, due 4/1/30	130,000	123,443
McCormick & Co., Inc.
4.95%, due 4/15/33	215,000	215,161
		338,604
Gas 0.1%
CenterPoint Energy Resources Corp.
1.75%, due 10/1/30	550,000	452,430
Southwest Gas Corp.
5.45%, due 3/23/28	220,000	223,621
		676,051
Healthcare-Services 0.0% ‡
HCA, Inc.
3.625%, due 3/15/32 (a)	115,000	101,875
Insurance 0.1%
Corebridge Financial, Inc.
3.85%, due 4/5/29 (a)	325,000	296,324
Principal Life Global Funding II
1.25%, due 8/16/26 (a)	425,000	378,974
		675,298
Internet 0.2%
Amazon.com, Inc.
2.10%, due 5/12/31	430,000	369,251

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Balanced Fund

	Principal Amount	Value
Corporate Bonds (continued)
Internet (continued)
Meta Platforms, Inc.
3.85%, due 8/15/32	$ 440,000	$ 415,352
		784,603
Investment Companies 0.1%
Blackstone Private Credit Fund
7.05%, due 9/29/25 (a)	420,000	420,582
Media 0.1%
Charter Communications Operating LLC
4.40%, due 4/1/33	165,000	146,119
Paramount Global
4.20%, due 5/19/32	470,000	404,468
		550,587
Miscellaneous—Manufacturing 0.0% ‡
3M Co.
3.05%, due 4/15/30	209,000	192,967
Oil & Gas 0.1%
Phillips 66 Co.
3.15%, due 12/15/29 (a)	535,000	482,626
Pharmaceuticals 0.2%
AbbVie, Inc.
2.95%, due 11/21/26	240,000	227,823
CVS Health Corp.
3.75%, due 4/1/30	560,000	524,517
Merck & Co., Inc.
2.15%, due 12/10/31	150,000	127,980
		880,320
Pipelines 0.3%
Energy Transfer LP
3.75%, due 5/15/30	185,000	170,087
5.75%, due 2/15/33	205,000	209,020
Enterprise Products Operating LLC
5.35%, due 1/31/33	430,000	447,736
MPLX LP
4.95%, due 9/1/32	178,000	174,726
Targa Resources Corp.
6.125%, due 3/15/33	430,000	448,927
		1,450,496
Real Estate Investment Trusts 0.2%
Alexandria Real Estate Equities, Inc.
4.75%, due 4/15/35	210,000	199,898
	Principal Amount	Value

Real Estate Investment Trusts (continued)
American Tower Corp.
5.65%, due 3/15/33	$ 270,000	$ 280,399
CubeSmart LP
2.25%, due 12/15/28	340,000	294,580
Simon Property Group LP
1.75%, due 2/1/28	425,000	369,913
		1,144,790
Retail 0.2%
Home Depot, Inc. (The)
1.875%, due 9/15/31	385,000	320,315
Lowe's Cos., Inc.
4.80%, due 4/1/26	310,000	312,224
5.00%, due 4/15/33	205,000	207,234
5.15%, due 7/1/33	105,000	107,016
		946,789
Semiconductors 0.5%
Broadcom, Inc.
3.419%, due 4/15/33 (a)	560,000	471,319
Intel Corp.
5.125%, due 2/10/30	290,000	297,026
5.20%, due 2/10/33	215,000	219,542
Micron Technology, Inc.
5.375%, due 4/15/28	380,000	378,752
6.75%, due 11/1/29	240,000	252,917
NVIDIA Corp.
1.55%, due 6/15/28	147,000	130,731
QUALCOMM, Inc.
2.15%, due 5/20/30	490,000	428,597
		2,178,884
Software 0.1%
Microsoft Corp.
2.525%, due 6/1/50	220,000	156,090
Oracle Corp.
4.50%, due 5/6/28	220,000	217,736
6.15%, due 11/9/29	170,000	180,381
		554,207
Telecommunications 0.6%
AT&T, Inc.
4.35%, due 3/1/29	955,000	938,672
T-Mobile USA, Inc.
2.625%, due 4/15/26	675,000	633,120
2.625%, due 2/15/29	135,000	119,303
3.50%, due 4/15/31	270,000	243,914
5.05%, due 7/15/33	135,000	136,020
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Verizon Communications, Inc.
2.10%, due 3/22/28	$ 340,000	$ 303,949
3.376%, due 2/15/25	8,000	7,827
4.016%, due 12/3/29	440,000	422,509
		2,805,314
Transportation 0.1%
Norfolk Southern Corp.
4.45%, due 3/1/33	225,000	222,002
Union Pacific Corp.
2.80%, due 2/14/32	245,000	216,539
United Parcel Service, Inc.
4.45%, due 4/1/30	220,000	222,913
		661,454
Total Corporate Bonds (Cost $55,331,835)		55,089,533
Mortgage-Backed Security 0.2%
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.2%
Citigroup Commercial Mortgage Trust
Series 2020-GC46, Class A5
2.717%, due 2/15/53	1,000,000	864,899
Total Mortgage-Backed Security (Cost $1,028,040)		864,899
U.S. Government & Federal Agencies 22.3%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Security) 0.2%
FFCB
2.03%, due 1/21/28	1,200,000	1,110,565
United States Treasury Bonds 0.1%
U.S. Treasury Bonds
3.875%, due 2/15/43	450,000	454,781
United States Treasury Notes 22.0%
U.S. Treasury Notes
2.625%, due 12/31/23	2,750,000	2,708,750
3.50%, due 2/15/33	7,375,000	7,418,789
3.625%, due 3/31/28	17,141,500	17,233,903
3.625%, due 3/31/30	18,500,000	18,670,547
	Principal Amount	Value

United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
3.75%, due 4/15/26	$ 25,955,000	$ 25,963,111
3.875%, due 3/31/25	32,775,000	32,641,852
		104,636,952
Total U.S. Government & Federal Agencies (Cost $105,999,049)		106,202,298
Total Long-Term Bonds (Cost $169,364,513)		168,929,970

	Shares
Common Stocks 54.6%
Aerospace & Defense 2.3%
General Dynamics Corp.	15,271	3,334,270
L3Harris Technologies, Inc.	15,453	3,015,653
Raytheon Technologies Corp.	47,813	4,776,519
		11,126,442
Automobile Components 0.7%
Gentex Corp.	120,111	3,313,863
Banks 4.5%
JPMorgan Chase & Co.	65,930	9,114,163
M&T Bank Corp.	38,757	4,875,631
New York Community Bancorp, Inc.	240,700	2,573,083
PNC Financial Services Group, Inc. (The)	35,959	4,683,660
		21,246,537
Beverages 0.6%
Keurig Dr Pepper, Inc.	85,728	2,803,306
Building Products 1.6%
Fortune Brands Innovations, Inc.	49,563	3,206,230
Johnson Controls International plc	76,244	4,562,441
		7,768,671
Capital Markets 3.6%
Ares Management Corp.	48,235	4,224,904
Blackstone, Inc.	28,530	2,548,585
LPL Financial Holdings, Inc.	11,253	2,350,076
Morgan Stanley	50,942	4,583,252
Raymond James Financial, Inc.	39,788	3,602,007
		17,308,824
Chemicals 0.7%
Axalta Coating Systems Ltd. (d)	100,759	3,180,962

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Balanced Fund

	Shares	Value
Common Stocks (continued)
Communications Equipment 2.1%
Cisco Systems, Inc.	140,547	$ 6,640,846
F5, Inc. (d)	24,298	3,264,679
		9,905,525
Containers & Packaging 0.6%
Sealed Air Corp.	56,824	2,726,984
Distributors 0.7%
LKQ Corp.	60,392	3,486,430
Diversified Consumer Services 0.7%
H&R Block, Inc.	92,397	3,133,182
Electric Utilities 0.8%
Exelon Corp.	87,050	3,694,402
Electrical Equipment 0.7%
Emerson Electric Co.	37,775	3,145,147
Electronic Equipment, Instruments & Components 0.9%
Corning, Inc.	128,779	4,278,038
Entertainment 0.8%
Electronic Arts, Inc.	31,340	3,988,955
Financial Services 0.6%
Global Payments, Inc.	27,108	3,055,343
Food Products 1.6%
Archer-Daniels-Midland Co.	44,870	3,503,450
Mondelez International, Inc., Class A	53,128	4,075,980
		7,579,430
Gas Utilities 0.7%
Atmos Energy Corp.	29,635	3,382,539
Ground Transportation 0.6%
Knight-Swift Transportation Holdings, Inc.	48,295	2,719,974
Health Care Equipment & Supplies 1.7%
Becton Dickinson & Co.	16,663	4,404,197
	Shares	Value

Health Care Equipment & Supplies (continued)
Boston Scientific Corp. (d)	72,941	$ 3,801,685
		8,205,882
Health Care Providers & Services 3.0%
Centene Corp. (d)	65,847	4,538,834
Elevance Health, Inc.	11,159	5,229,665
UnitedHealth Group, Inc.	8,881	4,370,251
		14,138,750
Health Care REITs 1.0%
Welltower, Inc.	58,598	4,642,134
Hotel & Resort REITs 0.6%
Host Hotels & Resorts, Inc.	181,190	2,929,842
Household Durables 0.6%
Lennar Corp., Class A	25,675	2,896,397
Independent Power and Renewable Electricity Producers 0.6%
AES Corp. (The)	119,437	2,825,879
Insurance 2.9%
American International Group, Inc.	81,736	4,335,278
Chubb Ltd.	21,922	4,418,598
MetLife, Inc.	81,449	4,995,267
		13,749,143
Interactive Media & Services 1.4%
Alphabet, Inc., Class C (d)	61,243	6,627,717
IT Services 0.6%
Amdocs Ltd.	33,104	3,020,740
Machinery 0.7%
Middleby Corp. (The) (d)	22,953	3,233,619
Media 0.6%
Omnicom Group, Inc.	30,717	2,782,039
Multi-Utilities 0.8%
Sempra Energy	25,029	3,891,759
Oil, Gas & Consumable Fuels 4.2%
ConocoPhillips	51,316	5,279,903
Coterra Energy, Inc.	145,109	3,714,790
Diamondback Energy, Inc.	21,758	3,093,988
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
EOG Resources, Inc.	29,685	$ 3,546,467
Phillips 66	41,605	4,118,895
		19,754,043
Personal Care Products 0.8%
Unilever plc, Sponsored ADR	71,098	3,948,072
Pharmaceuticals 5.1%
AstraZeneca plc, Sponsored ADR	54,019	3,955,271
Eli Lilly and Co.	11,615	4,597,914
Merck & Co., Inc.	52,392	6,049,704
Pfizer, Inc.	172,872	6,722,992
Roche Holding AG	9,163	2,873,913
		24,199,794
Real Estate Management & Development 0.7%
CBRE Group, Inc., Class A (d)	41,700	3,196,722
Semiconductors & Semiconductor Equipment 2.4%
Analog Devices, Inc.	24,857	4,471,277
NXP Semiconductors NV	19,068	3,122,195
QUALCOMM, Inc.	32,465	3,791,912
		11,385,384
Specialized REITs 0.9%
Gaming and Leisure Properties, Inc.	78,465	4,080,180
Specialty Retail 1.2%
Home Depot, Inc. (The)	13,857	4,164,583
Victoria's Secret & Co. (d)	55,697	1,727,164
		5,891,747
Total Common Stocks (Cost $230,372,486)		259,244,397
	Shares	Value
Exchange-Traded Funds 4.0%
iShares Intermediate Government/Credit Bond ETF	66,950	$ 7,021,046
iShares Russell 1000 Value ETF	61,262	9,472,943
Vanguard Intermediate-Term Treasury ETF	41,513	2,501,989
Total Exchange-Traded Funds (Cost $18,087,606)		18,995,978
Short-Term Investment 0.6%
Affiliated Investment Company 0.6%
MainStay U.S. Government Liquidity Fund, 3.98% (e)	2,735,794	2,735,794
Total Short-Term Investment (Cost $2,735,794)		2,735,794
Total Investments (Cost $420,560,399)	94.7%	449,906,139
Other Assets, Less Liabilities	5.3	25,370,324
Net Assets	100.0%	$ 475,276,463

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2023.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2023.
(d)	Non-income producing security.
(e)	Current yield as of April 30, 2023.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 10,985	$ 16,996	$ (25,245)	$ —	$ —	$ 2,736	$ 89	$ —	2,736
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Balanced Fund

Futures Contracts
As of April 30, 2023, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	52	June 2023	$ 10,776,339	$ 10,720,531	$ (55,808)
U.S. Treasury 5 Year Notes	115	June 2023	12,397,504	12,620,351	222,847
U.S. Treasury 10 Year Notes	12	June 2023	1,369,232	1,382,438	13,206
Total Long Contracts					180,245
Short Contracts
U.S. Treasury 10 Year Ultra Bonds	(65)	June 2023	(7,685,540)	(7,894,453)	(208,913)
U.S. Treasury Long Bonds	(4)	June 2023	(502,886)	(526,626)	(23,740)
U.S. Treasury Ultra Bonds	(1)	June 2023	(135,377)	(141,406)	(6,029)
Total Short Contracts					(238,682)
Net Unrealized Depreciation					$ (58,437)

1.	As of April 30, 2023, cash in the amount of $96,331 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2023.

Abbreviation(s):
ADR—American Depositary Receipt
CLO—Collateralized Loan Obligation
ETF—Exchange-Traded Fund
FFCB—Federal Farm Credit Bank
LIBOR—London Interbank Offered Rate
SOFR—Secured Overnight Financing Rate
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 6,773,240	$ —	$ 6,773,240
Corporate Bonds	—	55,089,533	—	55,089,533
Mortgage-Backed Security	—	864,899	—	864,899
U.S. Government & Federal Agencies	—	106,202,298	—	106,202,298
Total Long-Term Bonds	—	168,929,970	—	168,929,970
Common Stocks	259,244,397	—	—	259,244,397
Exchange-Traded Funds	18,995,978	—	—	18,995,978
Short-Term Investment
Affiliated Investment Company	2,735,794	—	—	2,735,794
Total Investments in Securities	280,976,169	168,929,970	—	449,906,139
Other Financial Instruments
Futures Contracts (b)	236,053	—	—	236,053
Total Investments in Securities and Other Financial Instruments	$ 281,212,222	$ 168,929,970	$ —	$ 450,142,192
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (294,490)	$ —	$ —	$ (294,490)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Balanced Fund

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $417,824,605)	$447,170,345
Investment in affiliated investment companies, at value (identified cost $2,735,794)	2,735,794
Cash	24,608,253
Cash collateral on deposit at broker for futures contracts	96,331
Receivables:
Investment securities sold	3,874,784
Dividends and interest	1,158,216
Fund shares sold	180,170
Securities lending	2,397
Other assets	72,924
Total assets	479,899,214
Liabilities
Payables:
Investment securities purchased	3,796,407
Fund shares redeemed	281,310
Manager (See Note 3)	253,640
Transfer agent (See Note 3)	100,639
NYLIFE Distributors (See Note 3)	96,798
Shareholder communication	39,840
Professional fees	27,736
Custodian	14,104
Variation margin on futures contracts	11,342
Accrued expenses	935
Total liabilities	4,622,751
Net assets	$475,276,463
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 16,639
Additional paid-in-capital	449,447,082
449,463,721
Total distributable earnings (loss)	25,812,742
Net assets	$475,276,463
Class A
Net assets applicable to outstanding shares	$352,296,281
Shares of beneficial interest outstanding	12,332,366
Net asset value per share outstanding	$ 28.57
Maximum sales charge (3.00% of offering price)	0.88
Maximum offering price per share outstanding	$ 29.45
Investor Class
Net assets applicable to outstanding shares	$ 40,031,974
Shares of beneficial interest outstanding	1,401,482
Net asset value per share outstanding	$ 28.56
Maximum sales charge (2.50% of offering price)	0.73
Maximum offering price per share outstanding	$ 29.29
Class B
Net assets applicable to outstanding shares	$ 4,394,056
Shares of beneficial interest outstanding	155,988
Net asset value and offering price per share outstanding	$ 28.17
Class C
Net assets applicable to outstanding shares	$ 13,959,328
Shares of beneficial interest outstanding	495,752
Net asset value and offering price per share outstanding	$ 28.16
Class I
Net assets applicable to outstanding shares	$ 61,659,584
Shares of beneficial interest outstanding	2,150,732
Net asset value and offering price per share outstanding	$ 28.67
Class R1
Net assets applicable to outstanding shares	$ 197,830
Shares of beneficial interest outstanding	6,913
Net asset value and offering price per share outstanding	$ 28.62
Class R2
Net assets applicable to outstanding shares	$ 599,382
Shares of beneficial interest outstanding	20,937
Net asset value and offering price per share outstanding	$ 28.63
Class R3
Net assets applicable to outstanding shares	$ 2,045,756
Shares of beneficial interest outstanding	71,835
Net asset value and offering price per share outstanding	$ 28.48
Class R6
Net assets applicable to outstanding shares	$ 92,272
Shares of beneficial interest outstanding	3,215
Net asset value and offering price per share outstanding	$ 28.70

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $19,467)	$ 3,857,611
Interest	3,493,445
Dividends-affiliated	89,193
Securities lending, net	13,923
Total income	7,454,172
Expenses
Manager (See Note 3)	1,547,502
Distribution/Service—Class A (See Note 3)	438,769
Distribution/Service—Investor Class (See Note 3)	50,252
Distribution/Service—Class B (See Note 3)	25,344
Distribution/Service—Class C (See Note 3)	78,342
Distribution/Service—Class R2 (See Note 3)	807
Distribution/Service—Class R3 (See Note 3)	4,908
Transfer agent (See Note 3)	327,607
Registration	61,158
Professional fees	49,614
Custodian	18,143
Shareholder communication	11,068
Trustees	5,627
Shareholder service (See Note 3)	1,398
Miscellaneous	9,910
Total expenses before waiver/reimbursement	2,630,449
Expense waiver/reimbursement from Manager (See Note 3)	(25,943)
Reimbursement from prior custodian(a)	(955)
Net expenses	2,603,551
Net investment income (loss)	4,850,621
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(1,068,801)
Futures transactions	(251,535)
Foreign currency transactions	486
Net realized gain (loss)	(1,319,850)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	8,019,563
Futures contracts	173,205
Translation of other assets and liabilities in foreign currencies	2,849
Net change in unrealized appreciation (depreciation)	8,195,617
Net realized and unrealized gain (loss)	6,875,767
Net increase (decrease) in net assets resulting from operations	$11,726,388

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Balanced Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 4,850,621	$ 5,633,375
Net realized gain (loss)	(1,319,850)	(1,157,514)
Net change in unrealized appreciation (depreciation)	8,195,617	(31,897,318)
Net increase (decrease) in net assets resulting from operations	11,726,388	(27,421,457)
Distributions to shareholders:
Class A	(4,364,096)	(68,171,865)
Investor Class	(446,578)	(9,028,686)
Class B	(34,250)	(1,805,691)
Class C	(108,769)	(4,789,167)
Class I	(840,173)	(12,813,121)
Class R1	(2,470)	(22,059)
Class R2	(7,255)	(194,564)
Class R3	(21,489)	(443,499)
Class R6	(1,071)	(12,112)
Total distributions to shareholders	(5,826,151)	(97,280,764)
Capital share transactions:
Net proceeds from sales of shares	40,695,885	85,070,719
Net asset value of shares issued to shareholders in reinvestment of distributions	5,732,319	95,556,872
Cost of shares redeemed	(46,164,415)	(88,508,384)
Increase (decrease) in net assets derived from capital share transactions	263,789	92,119,207
Net increase (decrease) in net assets	6,164,026	(32,583,014)
Net Assets
Beginning of period	469,112,437	501,695,451
End of period	$475,276,463	$469,112,437
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 28.21	$ 37.09	$ 29.72	$ 30.98	$ 31.49	$ 33.63
Net investment income (loss) (a)	0.29	0.36	0.27	0.36	0.44	0.44
Net realized and unrealized gain (loss)	0.42	(2.03)	7.70	(0.54)	1.58	(0.23)
Total from investment operations	0.71	(1.67)	7.97	(0.18)	2.02	0.21
Less distributions:
From net investment income	(0.32)	(0.33)	(0.28)	(0.41)	(0.46)	(0.48)
From net realized gain on investments	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)
Total distributions	(0.35)	(7.21)	(0.60)	(1.08)	(2.53)	(2.35)
Net asset value at end of period	$ 28.57	$ 28.21	$ 37.09	$ 29.72	$ 30.98	$ 31.49
Total investment return (b)	2.50%	(5.35)%	27.03%	(0.53)%	7.07%	0.48%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07%††	1.22%	0.78%	1.21%	1.47%	1.35%
Net expenses (d)	1.06%††	1.06%	1.08%	1.13%	1.12%	1.10%
Portfolio turnover rate	156%	290%	182%	217%	194%	200%
Net assets at end of period (in 000’s)	$ 352,296	$ 345,376	$ 343,224	$ 252,574	$ 279,636	$ 265,314

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 28.20	$ 37.10	$ 29.75	$ 31.01	$ 31.51	$ 33.65
Net investment income (loss) (a)	0.26	0.28	0.19	0.29	0.38	0.38
Net realized and unrealized gain (loss)	0.42	(2.03)	7.69	(0.55)	1.58	(0.23)
Total from investment operations	0.68	(1.75)	7.88	(0.26)	1.96	0.15
Less distributions:
From net investment income	(0.29)	(0.27)	(0.21)	(0.33)	(0.39)	(0.42)
From net realized gain on investments	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)
Total distributions	(0.32)	(7.15)	(0.53)	(1.00)	(2.46)	(2.29)
Net asset value at end of period	$ 28.56	$ 28.20	$ 37.10	$ 29.75	$ 31.01	$ 31.51
Total investment return (b)	2.41%	(5.62)%	26.68%	(0.75)%	6.79%	0.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.82%††	0.95%	0.54%	0.97%	1.26%	1.18%
Net expenses (c)	1.32%††	1.32%	1.35%	1.38%	1.33%	1.28%
Expenses (before waiver/reimbursement) (c)	1.40%††	1.34%	1.37%	1.40%	1.35%	1.30%
Portfolio turnover rate	156%	290%	182%	217%	194%	200%
Net assets at end of period (in 000's)	$ 40,032	$ 40,341	$ 46,706	$ 47,358	$ 53,006	$ 51,128

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Balanced Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 27.81	$ 36.72	$ 29.56	$ 30.82	$ 31.35	$ 33.48
Net investment income (loss) (a)	0.15	0.05	(0.07)	0.07	0.16	0.14
Net realized and unrealized gain (loss)	0.41	(1.99)	7.63	(0.54)	1.54	(0.23)
Total from investment operations	0.56	(1.94)	7.56	(0.47)	1.70	(0.09)
Less distributions:
From net investment income	(0.17)	(0.09)	(0.08)	(0.12)	(0.16)	(0.17)
From net realized gain on investments	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)
Total distributions	(0.20)	(6.97)	(0.40)	(0.79)	(2.23)	(2.04)
Net asset value at end of period	$ 28.17	$ 27.81	$ 36.72	$ 29.56	$ 30.82	$ 31.35
Total investment return (b)	2.03%	(6.30)%	25.74%	(1.51)%	6.00%	(0.45)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08%††	0.18%	(0.21)%	0.23%	0.54%	0.43%
Net expenses (d)	2.07%††	2.07%	2.10%	2.13%	2.08%	2.03%
Expenses (before waiver/reimbursement) (d)	2.15%††	2.09%	2.12%	2.15%	2.10%	2.05%
Portfolio turnover rate	156%	290%	182%	217%	194%	200%
Net assets at end of period (in 000’s)	$ 4,394	$ 5,798	$ 9,645	$ 10,671	$ 15,049	$ 18,795

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 27.80	$ 36.71	$ 29.55	$ 30.81	$ 31.33	$ 33.46
Net investment income (loss) (a)	0.15	0.06	(0.07)	0.07	0.18	0.14
Net realized and unrealized gain (loss)	0.41	(2.00)	7.63	(0.54)	1.53	(0.23)
Total from investment operations	0.56	(1.94)	7.56	(0.47)	1.71	(0.09)
Less distributions:
From net investment income	(0.17)	(0.09)	(0.08)	(0.12)	(0.16)	(0.17)
From net realized gain on investments	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)
Total distributions	(0.20)	(6.97)	(0.40)	(0.79)	(2.23)	(2.04)
Net asset value at end of period	$ 28.16	$ 27.80	$ 36.71	$ 29.55	$ 30.81	$ 31.33
Total investment return (b)	2.03%	(6.30)%	25.75%	(1.51)%	6.03%	(0.45)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08%††	0.19%	(0.20)%	0.23%	0.59%	0.43%
Net expenses (d)	2.07%††	2.07%	2.10%	2.13%	2.08%	2.03%
Expenses (before waiver/reimbursement) (d)	2.15%††	2.09%	2.12%	2.15%	2.10%	2.05%
Portfolio turnover rate	156%	290%	182%	217%	194%	200%
Net assets at end of period (in 000’s)	$ 13,959	$ 17,020	$ 26,050	$ 30,769	$ 45,437	$ 76,233

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 28.31	$ 37.19	$ 29.80	$ 31.06	$ 31.56	$ 33.71
Net investment income (loss) (a)	0.33	0.44	0.37	0.44	0.53	0.52
Net realized and unrealized gain (loss)	0.42	(2.03)	7.70	(0.55)	1.57	(0.24)
Total from investment operations	0.75	(1.59)	8.07	(0.11)	2.10	0.28
Less distributions:
From net investment income	(0.36)	(0.41)	(0.36)	(0.48)	(0.53)	(0.56)
From net realized gain on investments	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)
Total distributions	(0.39)	(7.29)	(0.68)	(1.15)	(2.60)	(2.43)
Net asset value at end of period	$ 28.67	$ 28.31	$ 37.19	$ 29.80	$ 31.06	$ 31.56
Total investment return (b)	2.66%	(5.09)%	27.32%	(0.27)%	7.32%	0.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.32%††	1.47%	1.08%	1.47%	1.75%	1.61%
Net expenses (c)	0.81%††	0.81%	0.84%	0.88%	0.87%	0.85%
Portfolio turnover rate	156%	290%	182%	217%	194%	200%
Net assets at end of period (in 000’s)	$ 61,660	$ 57,772	$ 72,481	$ 152,036	$ 177,076	$ 217,380

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Balanced Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R1		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 28.26	$ 37.14	$ 29.76	$ 31.02	$ 31.52	$ 33.66
Net investment income (loss) (a)	0.32	0.41	0.33	0.49	0.50	0.49
Net realized and unrealized gain (loss)	0.41	(2.03)	7.70	(0.63)	1.57	(0.24)
Total from investment operations	0.73	(1.62)	8.03	(0.14)	2.07	0.25
Less distributions:
From net investment income	(0.34)	(0.38)	(0.33)	(0.45)	(0.50)	(0.52)
From net realized gain on investments	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)
Total distributions	(0.37)	(7.26)	(0.65)	(1.12)	(2.57)	(2.39)
Net asset value at end of period	$ 28.62	$ 28.26	$ 37.14	$ 29.76	$ 31.02	$ 31.52
Total investment return (b)	2.61%	(5.23)%	27.20%	(0.38)%	7.22%	0.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.22%††	1.37%	0.93%	1.60%	1.67%	1.50%
Net expenses (c)	0.91%††	0.91%	0.94%	0.98%	0.97%	0.95%
Portfolio turnover rate	156%	290%	182%	217%	194%	200%
Net assets at end of period (in 000’s)	$ 198	$ 176	$ 110	$ 78	$ 1,286	$ 1,805

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Class R2		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 28.26	$ 37.13	$ 29.77	$ 31.02	$ 31.53	$ 33.67
Net investment income (loss) (a)	0.28	0.33	0.24	0.34	0.42	0.41
Net realized and unrealized gain (loss)	0.42	(2.02)	7.69	(0.55)	1.56	(0.24)
Total from investment operations	0.70	(1.69)	7.93	(0.21)	1.98	0.17
Less distributions:
From net investment income	(0.30)	(0.30)	(0.25)	(0.37)	(0.42)	(0.44)
From net realized gain on investments	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)
Total distributions	(0.33)	(7.18)	(0.57)	(1.04)	(2.49)	(2.31)
Net asset value at end of period	$ 28.63	$ 28.26	$ 37.13	$ 29.77	$ 31.02	$ 31.53
Total investment return (b)	2.47%	(5.45)%	26.89%	(0.60)%	6.95%	0.37%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99%††	1.09%	0.69%	1.14%	1.40%	1.26%
Net expenses (d)	1.16%††	1.16%	1.19%	1.23%	1.22%	1.20%
Portfolio turnover rate	156%	290%	182%	217%	194%	200%
Net assets at end of period (in 000’s)	$ 599	$ 651	$ 1,128	$ 1,693	$ 2,882	$ 3,496

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R3		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 28.12	$ 37.03	$ 29.70	$ 30.95	$ 31.45	$ 33.59
Net investment income (loss) (a)	0.24	0.26	0.16	0.26	0.35	0.33
Net realized and unrealized gain (loss)	0.43	(2.04)	7.68	(0.55)	1.56	(0.24)
Total from investment operations	0.67	(1.78)	7.84	(0.29)	1.91	0.09
Less distributions:
From net investment income	(0.28)	(0.25)	(0.19)	(0.29)	(0.34)	(0.36)
From net realized gain on investments	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)	(1.87)
Total distributions	(0.31)	(7.13)	(0.51)	(0.96)	(2.41)	(2.23)
Net asset value at end of period	$ 28.48	$ 28.12	$ 37.03	$ 29.70	$ 30.95	$ 31.45
Total investment return (b)	2.38%	(5.72)%	26.59%	(0.88)%	6.68%	0.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.72%††	0.87%	0.45%	0.86%	1.15%	1.00%
Net expenses (c)	1.41%††	1.41%	1.44%	1.48%	1.47%	1.45%
Portfolio turnover rate	156%	290%	182%	217%	194%	200%
Net assets at end of period (in 000’s)	$ 2,046	$ 1,925	$ 2,290	$ 2,252	$ 3,048	$ 3,880

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,				December 15, 2017^ through October 31, 2018
Class R6		2022	2021	2020	2019
Net asset value at beginning of period	$ 28.35	$ 37.23	$ 29.83	$ 31.06	$ 31.57	$ 32.52
Net investment income (loss) (a)	0.34	0.46	0.39	0.61	0.53	0.48
Net realized and unrealized gain (loss)	0.41	(2.03)	7.73	(0.69)	1.59	(0.95)
Total from investment operations	0.75	(1.57)	8.12	(0.08)	2.12	(0.47)
Less distributions:
From net investment income	(0.37)	(0.43)	(0.40)	(0.48)	(0.56)	(0.48)
From net realized gain on investments	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)	—
Total distributions	(0.40)	(7.31)	(0.72)	(1.15)	(2.63)	(0.48)
Net asset value at end of period	$ 28.70	$ 28.35	$ 37.23	$ 29.83	$ 31.06	$ 31.57
Total investment return (b)	2.70%	(5.04)%	27.45%	(0.17)%	7.40%	(1.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.36%††	1.55%	1.12%	1.94%	1.75%	1.65%††
Net expenses (c)	0.72%††	0.73%	0.74%	0.78%	0.77%	0.76%††
Portfolio turnover rate	156%	290%	182%	217%	194%	200%
Net assets at end of period (in 000’s)	$ 92	$ 53	$ 61	$ 49	$ 14,697	$ 48

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay Balanced Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Balanced Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class B	January 2, 2004
Class C	December 30, 2002
Class I	May 1, 1989
Class R1	January 2, 2004
Class R2	January 2, 2004
Class R3	April 28, 2006
Class R6	December 15, 2017
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fees. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to any fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation

29

Notes to Financial Statements (Unaudited) (continued)
Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted

30	MainStay Balanced Fund

from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in
60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method.
31

Notes to Financial Statements (Unaudited) (continued)
Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2023, are shown in the Portfolio of Investments.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

32	MainStay Balanced Fund

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2023, the Fund did not have any portfolio securities on loan.
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets.
(K) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. In connection with supervisory guidance from regulators, certain regulated entities ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may
33

Notes to Financial Statements (Unaudited) (continued)
adversely affect the Fund's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as to help manage the duration and yield curve positioning of the portfolio.
Fair value of derivative instruments as of April 30, 2023:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$236,053	$236,053
Total Fair Value	$236,053	$236,053

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(294,490)	$(294,490)
Total Fair Value	$(294,490)	$(294,490)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(251,535)	$(251,535)
Total Net Realized Gain (Loss)	$(251,535)	$(251,535)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$173,205	$173,205
Total Net Change in Unrealized Appreciation (Depreciation)	$173,205	$173,205

Average Notional Amount	Total
Futures Contracts Long	$19,637,495
Futures Contracts Short	$ (7,077,497)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility

34	MainStay Balanced Fund

of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective March 5, 2021 due to the removal of MacKay Shields LLC ("MacKay Shields") as a subadvisor to the equity portion of the Fund and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as a subadvisor to the equity portion of the Fund. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the equity portion of the Fund, pursuant to the terms of a Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and Wellington. NYL Investors LLC (“NYL Investors” or the “Subadvisor,” and, together with Wellington, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors. New York Life Investments pays for the services of the Subadvisors.
Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.65% up to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended April 30, 2023, the effective management fee rate was 0.65% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $1,547,502 and waived fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $25,943 and paid Wellington and NYL Investors $369,605 and $269,417, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2023, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 93
Class R2	323
Class R3	982
35

Notes to Financial Statements (Unaudited) (continued)
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $12,056 and $1,939, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2023, of $15,638, $27 and $716, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$164,897	$ —
Investor Class	87,473	(17,119)
Class B	11,028	(2,158)
Class C	34,086	(6,666)
Class I	28,809	—
Class R1	87	—
Class R2	303	—
Class R3	922	—
Class R6	2	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$32,823	35.6%
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$423,373,460	$37,343,733	$(10,811,054)	$26,532,679
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$64,088,486
Long-Term Capital Gains	33,192,278
Total	$97,280,764
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds

36	MainStay Balanced Fund

managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of U.S. government securities were $577,300 and $562,223, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $132,565 and $157,393, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the six-month period ended April 30, 2023, were as follows:
Sales (000's)	Realized Gain / (Loss) (000's)
$375	$69
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	927,605	$ 26,580,422
Shares issued to shareholders in reinvestment of distributions	150,834	4,289,791
Shares redeemed	(1,046,378)	(29,918,179)
Net increase (decrease) in shares outstanding before conversion	32,061	952,034
Shares converted into Class A (See Note 1)	65,117	1,846,489
Shares converted from Class A (See Note 1)	(9,443)	(269,529)
Net increase (decrease)	87,735	$ 2,528,994
Year ended October 31, 2022:
Shares sold	2,360,165	$ 70,853,579
Shares issued to shareholders in reinvestment of distributions	2,244,761	66,915,052
Shares redeemed	(1,808,327)	(53,389,436)
Net increase (decrease) in shares outstanding before conversion	2,796,599	84,379,195
Shares converted into Class A (See Note 1)	195,265	5,809,937
Shares converted from Class A (See Note 1)	(2,017)	(57,537)
Net increase (decrease)	2,989,847	$ 90,131,595

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	39,836	$ 1,138,550
Shares issued to shareholders in reinvestment of distributions	15,651	445,208
Shares redeemed	(62,041)	(1,776,981)
Net increase (decrease) in shares outstanding before conversion	(6,554)	(193,223)
Shares converted into Investor Class (See Note 1)	19,232	556,775
Shares converted from Investor Class (See Note 1)	(41,533)	(1,176,353)
Net increase (decrease)	(28,855)	$ (812,801)
Year ended October 31, 2022:
Shares sold	93,127	$ 2,823,914
Shares issued to shareholders in reinvestment of distributions	302,372	9,025,295
Shares redeemed	(120,603)	(3,615,118)
Net increase (decrease) in shares outstanding before conversion	274,896	8,234,091
Shares converted into Investor Class (See Note 1)	30,476	895,730
Shares converted from Investor Class (See Note 1)	(134,021)	(4,026,279)
Net increase (decrease)	171,351	$ 5,103,542

37

Notes to Financial Statements (Unaudited) (continued)
Class B	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	2,226	$ 62,696
Shares issued to shareholders in reinvestment of distributions	1,164	32,673
Shares redeemed	(29,251)	(819,957)
Net increase (decrease) in shares outstanding before conversion	(25,861)	(724,588)
Shares converted from Class B (See Note 1)	(26,636)	(752,875)
Net increase (decrease)	(52,497)	$ (1,477,463)
Year ended October 31, 2022:
Shares sold	8,150	$ 241,370
Shares issued to shareholders in reinvestment of distributions	56,056	1,653,945
Shares redeemed	(64,900)	(1,895,859)
Net increase (decrease) in shares outstanding before conversion	(694)	(544)
Shares converted from Class B (See Note 1)	(53,480)	(1,538,713)
Net increase (decrease)	(54,174)	$ (1,539,257)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	31,398	$ 892,995
Shares issued to shareholders in reinvestment of distributions	3,876	108,690
Shares redeemed	(135,948)	(3,816,145)
Net increase (decrease) in shares outstanding before conversion	(100,674)	(2,814,460)
Shares converted from Class C (See Note 1)	(15,837)	(445,946)
Net increase (decrease)	(116,511)	$ (3,260,406)
Year ended October 31, 2022:
Shares sold	68,601	$ 2,020,751
Shares issued to shareholders in reinvestment of distributions	162,107	4,781,182
Shares redeemed	(288,775)	(8,590,050)
Net increase (decrease) in shares outstanding before conversion	(58,067)	(1,788,117)
Shares converted from Class C (See Note 1)	(39,389)	(1,131,929)
Net increase (decrease)	(97,456)	$ (2,920,046)

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	408,836	$ 11,773,455
Shares issued to shareholders in reinvestment of distributions	28,992	827,503
Shares redeemed	(336,401)	(9,653,730)
Net increase (decrease) in shares outstanding before conversion	101,427	2,947,228
Shares converted into Class I (See Note 1)	9,410	269,529
Shares converted from Class I (See Note 1)	(969)	(28,090)
Net increase (decrease)	109,868	$ 3,188,667
Year ended October 31, 2022:
Shares sold	290,133	$ 8,591,839
Shares issued to shareholders in reinvestment of distributions	421,036	12,591,346
Shares redeemed	(620,781)	(19,940,257)
Net increase (decrease) in shares outstanding before conversion	90,388	1,242,928
Shares converted into Class I (See Note 1)	1,718	48,791
Net increase (decrease)	92,106	$ 1,291,719

Class R1	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	592	$ 16,977
Shares issued to shareholders in reinvestment of distributions	87	2,470
Shares redeemed	(6)	(180)
Net increase (decrease)	673	$ 19,267
Year ended October 31, 2022:
Shares sold	2,606	$ 72,308
Shares issued to shareholders in reinvestment of distributions	739	22,059
Shares redeemed	(62)	(1,828)
Net increase (decrease)	3,283	$ 92,539

Class R2	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	376	$ 10,794
Shares issued to shareholders in reinvestment of distributions	166	4,735
Shares redeemed	(2,632)	(73,550)
Net increase (decrease)	(2,090)	$ (58,021)
Year ended October 31, 2022:
Shares sold	3,483	$ 103,858
Shares issued to shareholders in reinvestment of distributions	4,437	132,743
Shares redeemed	(15,258)	(476,966)
Net increase (decrease)	(7,338)	$ (240,365)

38	MainStay Balanced Fund

Class R3	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	6,396	$ 182,920
Shares issued to shareholders in reinvestment of distributions	712	20,178
Shares redeemed	(3,710)	(105,134)
Net increase (decrease)	3,398	$ 97,964
Year ended October 31, 2022:
Shares sold	12,338	$ 363,100
Shares issued to shareholders in reinvestment of distributions	14,211	423,138
Shares redeemed	(19,963)	(593,453)
Net increase (decrease)	6,586	$ 192,785

Class R6	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,329	$ 37,076
Shares issued to shareholders in reinvestment of distributions	38	1,071
Shares redeemed	(20)	(559)
Net increase (decrease)	1,347	$ 37,588
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	405	$ 12,112
Shares redeemed	(182)	(5,417)
Net increase (decrease)	223	$ 6,695
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
39

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Balanced Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of NYL Investors LLC (“NYL Investors”) and Wellington Management Company LLP (“WMC”) with respect to the Fund (collectively, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments, NYL Investors and WMC in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments, NYL Investors and WMC in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, NYL Investors and/or WMC that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually,
NYL Investors and WMC personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments, NYL Investors and WMC; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments, NYL Investors and WMC; (iii) the costs of the services provided, and profits realized, by New York Life Investments, NYL Investors and WMC with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to

40	MainStay Balanced Fund

each Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, NYL Investors and WMC. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, NYL Investors and WMC resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments, NYL Investors and WMC
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by NYL Investors and WMC, evaluating the performance of NYL Investors and WMC, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of NYL Investors and WMC and ongoing analysis of, and interactions with, NYL Investors and WMC with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ and WMC’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors and WMC provide to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ and WMC’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ and WMC’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at NYL Investors and WMC. The Board considered New York Life Investments’, NYL Investors’ and WMC’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments, NYL Investors and WMC and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered NYL Investors’ and WMC’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
41

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (Unaudited) (continued)
In addition, the Board considered information provided by New York Life Investments, NYL Investors and WMC regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, NYL Investors or WMC had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments, NYL Investors and WMC
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund as well as the MainStay Group of Funds. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate. With respect to the profitability of WMC’s relationship with the Fund, the Board considered information from New York Life Investments that WMC’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of WMC’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments, NYL Investors and WMC and profits realized by New York Life Investments and its affiliates, including NYL Investors, and WMC, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including NYL Investors’, and WMC’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board also considered the financial resources of New York Life Investments, NYL Investors and WMC and acknowledged that New York Life Investments, NYL Investors and WMC must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, NYL Investors and WMC to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including NYL Investors, and WMC and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized,

42	MainStay Balanced Fund

for example, the benefits to WMC from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to WMC in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between WMC and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and WMC that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including NYL Investors, are reasonable and other expected benefits that may accrue to WMC and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to WMC, the Board considered that any profits realized by WMC due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and WMC, acknowledging that any such profits are based on the subadvisory fee paid to WMC by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to NYL Investors and WMC is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments, NYL Investors and WMC on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York
43

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (Unaudited) (continued)
Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
44	MainStay Balanced Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
45

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
46	MainStay Balanced Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022175MS043-23	MSBL10-06/23
(NYLIM) NL231

MainStay Candriam Emerging Markets Equity Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	11/15/2017	2.16%	-18.43%	-2.99%	-2.55%	1.77%
		Excluding sales charges		8.10	-13.68	-1.89	-1.54	1.77
Investor Class Shares[3]	Maximum 5.00% Initial Sales Charge	With sales charges	11/15/2017	2.56	-18.07	-3.12	-2.68	1.88
		Excluding sales charges		7.96	-13.76	-2.01	-1.67	1.88
Class C Shares	Maximum 1.00% CDSC	With sales charges	11/15/2017	6.58	-15.28	-2.73	-2.38	2.64
	if Redeemed Within One Year of Purchase	Excluding sales charges		7.58	-14.43	-2.73	-2.38	2.64
Class I Shares	No Sales Charge		11/15/2017	8.33	-13.31	-1.54	-1.19	1.54
Class R6 Shares	No Sales Charge		11/15/2017	8.19	-13.36	-1.54	-1.19	1.40

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Since Inception
MSCI Emerging Markets Index (Net)[2]	16.36%	-6.51%	-1.05%	0.02%
Morningstar Diversified Emerging Markets Category Average[3]	15.89	-3.74	-0.52	0.17

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The MSCI Emerging Markets Index (Net) is the Fund's primary benchmark. The MSCI Emerging Markets Index (Net) is a broad-based benchmark that is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
3.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These funds invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Candriam Emerging Markets Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,081.00	$ 6.97	$1,018.10	$ 6.76	1.35%
Investor Class Shares	$1,000.00	$1,079.60	$ 7.84	$1,017.26	$ 7.60	1.52%
Class C Shares	$1,000.00	$1,075.80	$11.68	$1,013.54	$11.33	2.27%
Class I Shares	$1,000.00	$1,083.30	$ 5.22	$1,019.79	$ 5.06	1.01%
Class R6 Shares	$1,000.00	$1,081.90	$ 5.21	$1,019.79	$ 5.06	1.01%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2023 (Unaudited)
China	31.4%
India	14.2
Taiwan	14.0
Republic of Korea	10.8
Brazil	6.7
Mexico	4.7
South Africa	4.3
Thailand	3.5
Indonesia	3.3
Poland	1.0%
Turkey	1.0
Malaysia	0.7
Peru	0.7
Russia	0.0‡
Other Assets, Less Liabilities	3.7
100.0%
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	Taiwan Semiconductor Manufacturing Co. Ltd.
2.	Tencent Holdings Ltd.
3.	Alibaba Group Holding Ltd.
4.	Ping An Insurance Group Co. of China Ltd., Class H
5.	HDFC Bank Ltd.
6.	Reliance Industries Ltd.
7.	LG Chem Ltd.
8.	Grupo Financiero Banorte SAB de CV, Class O
9.	Samsung Electronics Co. Ltd.
10.	Bank of Jiangsu Co. Ltd., Class A

8	MainStay Candriam Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by Paulo Salazar, Philip Screve and Lamine Saidi of Candriam, the Fund’s Subadvisor.
How did MainStay Candriam Emerging Markets Equity Fund perform relative to its benchmark and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay Candriam Emerging Markets Equity Fund returned 8.33%, underperforming the 16.36% return of the Fund’s benchmark, the MSCI Emerging Markets Index (Net) (the “Index”). Over the same period, Class I shares also underperformed the 15.89% return of the Morningstar Diversified Emerging Markets Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The strategy underperformed the Index, largely due to disappointments related to China’s reopening and re-escalating U.S.-China tensions, which clouded emerging markets with significant uncertainties.
In November 2022, U.S. Consumer Price Index numbers came in softer than expected, raising hopes that monetary policies would soon loosen. That same month, U.S. President Biden and Chinese Premier Xi signaled a willingness to mend relations during the G20 summit. Led by China, emerging markets saw a temporary rebound on the back of this encouraging news. Although the U.S. Federal Reserve (the “Fed”) maintained its hawkish stance on interest rate hikes, undermining optimism regarding monetary loosening, China completely reversed its long-standing “zero-COVID-19” policy to make way for an economic reopening. China’s move prompted a sharp rebound in Chinese equities led largely by higher-beta2 and speculative market segments, including Chinese real estate and U.S. listed China ADRs (American depository receipts). Due to the Fund’s largely defensive Chinese position, with its focus on higher quality and lack of exposure to higher-beta and speculative segments, the Fund's relative returns were negatively affected by this rebound.
Early 2023 saw China’s steady recovery helped by traditional New Year celebrations. Elsewhere, American short sellers raised questions regarding financial dealing by Adani Group, an Indian conglomerate, which weighed on market sentiment for Indian equities and drove profit taking. While the Fund had no exposure to Adani, deteriorating sentiment regarding Indian financial sector stocks detracted from some Indian holdings.
Later in the reporting period, the initial optimism about China’s reopening and recovery lessened, as geopolitical risk returned to the table, and trade data out of China indicated that the recovery might not be as strong as expected. Despite news of improving corporate governance for some Chinese e-commerce names—including Alibaba and JD.com announcing the listing of underlying businesses—Chinese consumer discretionary companies remained under pressure as e-commerce competition increased and consumer spending in China remained below expectations. As a result, the Fund’s exposure to Chinese consumer discretionary stocks further detracted from relative performance.
In Latin America, although there were some initial concerns regarding the government spending plan of Lula da Silva, Brazil’s new president, markets steadily recovered as inflation came under better control and the potential for a commodity recovery increased with China’s reopening. The brightest spot in Latin America remained Mexico, where markets benefited from the increasing investments of U.S. reshoring efforts and resilient domestic demand.
Within the commodities complex, gold prices saw a reasonable recovery as uncertainty around U.S. financials lingered, bringing forward expectations of a possible pivot from the Fed.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
At a country level, Taiwan and Poland made the strongest positive contributions to the Fund’s returns relative to the Index. (Contributions take weightings and total returns into account.) In both countries, positive selection effect drove the Fund’s relative returns. Conversely, positions in China, Brazil and South Korea detracted most from relative performance. Adverse selection effect accounted for the negative returns from China and South Korea, while overweight allocation to Brazil gave rise to underperformance.
At the sector level, the Fund saw positive relative contributions from materials, consumer staples and utilities. Most notably, sector selection in the materials and consumer staples sectors largely produced the positive relative contributions. The utilities sector produced negative absolute returns; however, the Fund’s underweight allocation to the sector bolstered relative returns.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
Positions in Chailease Holding, Gold Fields and Dino Polska made the strongest positive contributions to the Fund’s absolute returns during the reporting period. Chailease, a Taiwanese leasing company with exposure to micro-finance and green projects, gained on China’s reopening and recovery prospects. Gold Fields, a South African mining company, benefited from an increase in gold prices. Dino, a Polish supermarket, advanced on strong

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
9

financial results and prospects of a recovery in Eastern European markets. As of the end of the reporting period, the Fund continued to hold these positions.
The main detractors to absolute returns during the reporting period included Indian motorcycle manufacturer Eicher Motors, Chinese e-commerce player PDD Holdings and Brazilian pharmaceutical retailer Hypera. Eicher Motors stock corrected during the reporting period, as a result of seasonal demand concerns and profit taking. PDD shares lost ground due to intensifying competition in the e-commerce space after rival JD.com announced a subsidy campaign in the affordable category segment. Hypera shares declined as the company faced headwinds from tax reforms in Brazil and expectations of normalizing growth. The Fund reduced its exposure to PDD during the reporting period, and exited its positions in Eicher Motors and Hypera.
What were some of the Fund’s largest purchases and sales during the reporting period?
The largest purchases during the reporting period involved positions in Taiwanese semiconductor and foundry giant Taiwan Semiconductor Manufacturing Company (TSMC), Chinese insurer Ping An and Chinese gaming and online advertising platform Tencent. Purchases of TSMC and Tencent shares increased the size of Fund’s existing positions, while Ping An represented a new position. We expect TSMC to benefit from an eventual recovery in the semiconductor sector following the derating of multiples seen last year. The Fund made purchases in Ping An and Tencent to increase exposure to Chinese reopening and recovery expectations.
During the same period, we reduced the Fund’s exposure to Indonesia telecommunications company PT Telkom Indonesia and completely exited the Fund’s position in Indian restaurant and food chain Jubilant Foodworks. We reduced the Fund’s PT Telkom Indonesia exposure while more broadly reducing exposure to defensive sectors and making space for reopening beneficiaries in China. We sold the Fund’s position in Jubilant Foodworks due to increasing marketing-related cost pressure from new entrants in the restaurant space, in addition to valuation concerns.
How did the Fund’s sector and/or country weightings change during the reporting period?
We increased the Fund’s materials and financials exposure, partly to bring these underweight positions more closely in line with the Index, and partly to take advantage of the potential impact on cyclical sectors following China’s reopening. Conversely, we reduced the Fund’s exposure to industrials and health care to bring these overweight positions more closely in line with the Index.
How was the Fund positioned at the end of the reporting period?
Looking beyond near-term volatility, we remain generally optimistic regarding the outlook for emerging-markets equities. With China reopening and the Chinese policy environment turning supportive, we see sentiment toward China improving on the margin. Recent Purchasing Managers' Index (PMI) figures reaffirm the recovery thesis for China. We anticipate the possibility of some change in sector leadership as consumer retail faces a stiffening competitive environment, which should eventually prove beneficial for Chinese consumers. We also expect to see new secular growth themes taking shape, including the digital/cloud rollout for Chinese enterprises, developments in high-end manufacturing and innovations in artificial intelligence (AI) from software and gaming giants.
We believe increasing AI-related processing and memory semiconductor demand is improving the outlook for the export-driven economies of South Korea and Taiwan, adding to prospects for an accelerated recovery. South Korea also stands to benefit from trends including the U.S. IRA (Inflation Reduction Act)-related investment demand and the European Union’s clean tech transition.
Given that near-term volatility could continue to impact markets, we have reduced the Fund’s risk profile, balancing sector and regional exposures versus the Index while maintaining added exposure to themes with more sustainable growth prospects. As of April 30, 2023, relative to the Index, the Fund holds slightly overweight exposure to the industrial sector, primarily arising from thematic names in clean energy and electric vehicles, as well as likely beneficiaries of China’s reopening.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Candriam Emerging Markets Equity Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 95.2%
Brazil 5.6%
Arezzo Industria e Comercio SA (Textiles, Apparel & Luxury Goods)	36,000	$ 479,105
Banco do Brasil SA (Banks)	190,000	1,632,664
BB Seguridade Participacoes SA (Insurance)	136,000	935,514
Hypera SA (Pharmaceuticals)	96,000	716,949
Localiza Rent a Car SA (Ground Transportation)	90,000	1,046,734
MercadoLibre, Inc. (Broadline Retail) (a)	1,000	1,277,490
Petro Rio SA (Oil, Gas & Consumable Fuels) (a)	156,000	1,086,852
Raia Drogasil SA (Consumer Staples Distribution & Retail)	44,000	231,830
WEG SA (Electrical Equipment)	180,000	1,483,941
		8,891,079
China 31.4%
Aier Eye Hospital Group Co. Ltd., Class A (Health Care Providers & Services)	210,575	895,404
Airtac International Group (Machinery)	27,000	974,872
Alibaba Group Holding Ltd. (Broadline Retail) (a)	478,000	4,996,388
ANTA Sports Products Ltd. (Textiles, Apparel & Luxury Goods)	78,000	961,877
Baidu, Inc., Class A (Interactive Media & Services) (a)	76,000	1,120,203
Bank of Jiangsu Co. Ltd., Class A (Banks)	2,299,960	2,559,495
Beijing Compass Technology Development Co. Ltd., Class A (Capital Markets) (a)	70,000	502,353
BYD Co. Ltd., Class H (Automobiles)	45,000	1,352,927
BYD Electronic International Co. Ltd. (Communications Equipment)	300,000	903,862
China Merchants Bank Co. Ltd., Class H (Banks)	390,000	1,870,593
China Resources Land Ltd. (Real Estate Management & Development)	330,000	1,530,259
China Tourism Group Duty Free Corp. Ltd., Class H (Specialty Retail) (a)(b)	38,000	810,380
CMOC Group Ltd., Class H (Metals & Mining)	709,929	433,212
Contemporary Amperex Technology Co. Ltd., Class A (Electrical Equipment)	26,982	899,049
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)	500,000	508,303
Haidilao International Holding Ltd. (Hotels, Restaurants & Leisure) (a)(b)	370,000	898,409
	Shares	Value

China (continued)
JD Health International, Inc. (Consumer Staples Distribution & Retail) (a)(b)	110,000	$ 788,252
JD.com, Inc., Class A (Broadline Retail)	65,000	1,125,337
Kanzhun Ltd., ADR (Interactive Media & Services) (a)	33,000	610,170
Kingsoft Corp. Ltd. (Entertainment)	140,000	612,639
Longshine Technology Group Co. Ltd., Class A (Software)	182,971	633,038
Meituan (Hotels, Restaurants & Leisure) (a)(b)	134,000	2,270,420
Ming Yang Smart Energy Group Ltd., Class A (Electrical Equipment)	220,990	658,996
NARI Technology Co. Ltd., Class A (Electrical Equipment)	176,995	667,289
NetEase, Inc. (Entertainment)	77,000	1,359,576
Ningbo Deye Technology Co. Ltd., Class A (Machinery)	10,984	398,428
Nongfu Spring Co. Ltd., Class H (Beverages) (b)	236,000	1,274,757
PDD Holdings, Inc., ADR (Broadline Retail) (a)	15,200	1,035,880
PetroChina Co. Ltd., Class H (Oil, Gas & Consumable Fuels)	1,100,000	760,926
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	534,000	3,857,217
Proya Cosmetics Co. Ltd., Class A (Personal Care Products)	39,983	968,960
Shanghai Baosight Software Co. Ltd., Class A (Software)	109,651	854,645
Shenzhen Inovance Technology Co. Ltd., Class A (Machinery)	110,926	989,467
Tencent Holdings Ltd. (Interactive Media & Services)	152,000	6,668,934
Wuxi Biologics Cayman, Inc. (Life Sciences Tools & Services) (a)(b)	54,000	319,543
Yadea Group Holdings Ltd. (Automobiles) (b)	570,000	1,330,301
Zijin Mining Group Co. Ltd., Class H (Metals & Mining)	959,881	1,616,585
		50,018,946
India 14.2%
ABB India Ltd. (Electrical Equipment)	36,000	1,503,566
APL Apollo Tubes Ltd. (Metals & Mining)	65,000	949,191
Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	17,000	937,639
Asian Paints Ltd. (Chemicals)	11,000	390,119
Axis Bank Ltd. (Banks)	226,000	2,374,987

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
India (continued)
Bajaj Finance Ltd. (Consumer Finance)	16,000	$ 1,227,837
Bharti Airtel Ltd. (Wireless Telecommunication Services)	228,000	2,226,891
HDFC Bank Ltd. (Banks)	164,000	3,381,954
Infosys Ltd. (IT Services)	96,000	1,469,569
Mahindra & Mahindra Ltd. (Automobiles)	92,000	1,379,276
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	112,000	3,312,664
SBI Cards & Payment Services Ltd. (Consumer Finance)	106,000	1,000,272
Torrent Pharmaceuticals Ltd. (Pharmaceuticals)	44,000	888,374
Varun Beverages Ltd. (Beverages)	84,000	1,483,411
		22,525,750
Indonesia 3.3%
Aneka Tambang Tbk. (Metals & Mining)	5,600,000	801,636
Bank Central Asia Tbk. PT (Banks)	3,500,000	2,159,168
Merdeka Copper Gold Tbk. PT (Metals & Mining) (a)	4,400,000	1,181,732
Sumber Alfaria Trijaya Tbk. PT (Consumer Staples Distribution & Retail)	5,200,000	1,027,948
		5,170,484
Malaysia 0.7%
Press Metal Aluminium Holdings Bhd. (Metals & Mining)	1,000,000	1,154,579
Mexico 4.7%
America Movil SAB de CV (Wireless Telecommunication Services)	2,200,000	2,372,591
Gruma SAB de CV, Class B (Food Products)	80,000	1,252,226
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Transportation Infrastructure)	75,000	1,334,395
Grupo Financiero Banorte SAB de CV, Class O (Banks)	300,000	2,594,288
		7,553,500
Peru 0.7%
Credicorp Ltd. (Banks)	8,200	1,110,936
Poland 1.0%
Dino Polska SA (Consumer Staples Distribution & Retail) (a)(b)	15,600	1,586,949
	Shares	Value

Republic of Korea 10.8%
Coupang, Inc. (Broadline Retail) (a)	34,000	$ 569,840
Daejoo Electronic Materials Co. Ltd. (Electronic Equipment, Instruments & Components)	1,000	73,446
JYP Entertainment Corp. (Entertainment)	16,000	1,078,302
KB Financial Group, Inc. (Banks)	41,000	1,516,363
L&F Co. Ltd. (Electronic Equipment, Instruments & Components)	4,200	831,590
LG Chem Ltd. (Chemicals)	5,600	3,096,234
POSCO Future M Co. Ltd. (Construction Materials)	600	150,179
Samsung Biologics Co. Ltd. (Life Sciences Tools & Services) (a)(b)	2,780	1,622,221
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	53,000	2,593,769
Samsung Engineering Co. Ltd. (Construction & Engineering) (a)	78,000	1,695,906
Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	3,000	1,548,864
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	35,000	2,340,481
		17,117,195
Russia 0.0% ‡
Magnit PJSC (Consumer Staples Distribution & Retail) (a)(c)(d)	6,769	—
South Africa 4.3%
Capitec Bank Holdings Ltd. (Banks)	9,600	835,946
FirstRand Ltd. (Financial Services)	540,000	1,899,926
Gold Fields Ltd. (Metals & Mining)	120,000	1,863,387
Naspers Ltd., Class N (Broadline Retail)	5,400	962,716
Shoprite Holdings Ltd. (Consumer Staples Distribution & Retail)	108,000	1,316,310
		6,878,285
Taiwan 14.0%
Accton Technology Corp. (Communications Equipment)	162,000	1,575,604
Alchip Technologies Ltd. (Semiconductors & Semiconductor Equipment)	22,000	848,012
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	7,000	595,430
Chailease Holding Co. Ltd. (Financial Services)	320,000	2,321,216
CTBC Financial Holding Co. Ltd. (Banks)	2,140,000	1,573,197
Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	210,000	2,049,280

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Candriam Emerging Markets Equity Fund

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	100,000	$ 619,663
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	704,000	11,495,747
Voltronic Power Technology Corp. (Electrical Equipment)	22,000	1,259,494
		22,337,643
Thailand 3.5%
Airports of Thailand PCL, NVDR (Transportation Infrastructure) (a)	830,000	1,780,438
Bangkok Dusit Medical Services PCL, NVDR (Health Care Providers & Services)	1,280,000	1,096,420
CP ALL PCL, NVDR (Consumer Staples Distribution & Retail) (a)	460,000	872,245
Energy Absolute PCL, NVDR (Independent Power and Renewable Electricity Producers)	300,000	595,212
Kasikornbank PCL, NVDR (Banks)	350,000	1,281,207
		5,625,522
Turkey 1.0%
BIM Birlesik Magazalar A/S (Consumer Staples Distribution & Retail)	192,000	1,541,804
Total Common Stocks (Cost $149,624,557)		151,512,672
Preferred Stock 1.1%
Brazil 1.1%
Itau Unibanco Holding SA (Banks)	330,000	1,714,904
Total Preferred Stock (Cost $1,575,384)		1,714,904
Total Investments (Cost $151,199,941)	96.3%	153,227,576
Other Assets, Less Liabilities	3.7	5,956,324
Net Assets	100.0%	$ 159,183,900

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Illiquid security—As of April 30, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $0, which represented less than one-tenth of a percent of the Fund’s net assets.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

Abbreviation(s):
ADR—American Depositary Receipt
NVDR—Non-Voting Depositary Receipt
PCL—Provision for Credit Losses
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 151,512,672	$ —	$ —	$ 151,512,672
Preferred Stock	1,714,904	—	—	1,714,904
Total Investments in Securities	$ 153,227,576	$ —	$ —	$ 153,227,576

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Candriam Emerging Markets Equity Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †^
Automobiles	$ 4,062,504	2.6%
Banks	24,605,702	15.5
Beverages	2,758,168	1.7
Broadline Retail	9,967,651	6.3
Capital Markets	502,353	0.3
Chemicals	3,486,353	2.2
Communications Equipment	2,479,466	1.6
Construction & Engineering	1,695,906	1.1
Construction Materials	150,179	0.1
Consumer Finance	2,228,109	1.4
Consumer Staples Distribution & Retail	7,365,338	4.6
Electrical Equipment	6,472,335	4.1
Electronic Equipment, Instruments & Components	5,122,843	3.2
Entertainment	3,050,517	1.9
Financial Services	4,221,142	2.6
Food Products	1,252,226	0.8
Ground Transportation	1,046,734	0.7
Health Care Providers & Services	2,929,463	1.8
Hotels, Restaurants & Leisure	3,168,829	2.0
Independent Power and Renewable Electricity Producers	595,212	0.4
Insurance	4,792,731	3.0
Interactive Media & Services	8,399,307	5.3
IT Services	1,469,569	0.9
Life Sciences Tools & Services	1,941,764	1.2
Machinery	2,362,767	1.5
Metals & Mining	8,000,322	5.0
Oil, Gas & Consumable Fuels	5,160,442	3.2
Personal Care Products	968,960	0.6
Pharmaceuticals	2,113,626	1.3
Real Estate Management & Development	1,530,259	1.0
Semiconductors & Semiconductor Equipment	15,279,670	9.6
Software	1,487,683	0.9
Specialty Retail	810,380	0.5
Technology Hardware, Storage & Peripherals	2,593,769	1.6
Textiles, Apparel & Luxury Goods	1,440,982	0.9
Transportation Infrastructure	3,114,833	2.0
Wireless Telecommunication Services	4,599,482	2.9
	Value	Percent †^
	153,227,576	96.3
Other Assets, Less Liabilities	5,956,324	3.7
Net Assets	$159,183,900	100.0%

†	Percentages indicated are based on Fund net assets.

^	Industry classifications may be different than those used for compliance monitoring purposes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in securities, at value (identified cost $151,199,941)	$153,227,576
Cash	4,928,283
Cash denominated in foreign currencies (identified cost $81,238)	80,894
Receivables:
Fund shares sold	1,572,728
Investment securities sold	291,496
Dividends	116,595
Securities lending	565
Other assets	46,728
Total assets	160,264,865
Liabilities
Payables:
Investment securities purchased	725,597
Manager (See Note 3)	101,566
Foreign capital gains tax (See Note 2)	83,969
Fund shares redeemed	67,446
Custodian	53,877
Professional fees	37,985
Transfer agent (See Note 3)	4,717
Shareholder communication	4,496
NYLIFE Distributors (See Note 3)	598
Accrued expenses	714
Total liabilities	1,080,965
Net assets	$159,183,900
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 17,939
Additional paid-in-capital	182,802,260
182,820,199
Total distributable earnings (loss)	(23,636,299)
Net assets	$159,183,900
Class A
Net assets applicable to outstanding shares	$ 2,174,989
Shares of beneficial interest outstanding	246,038
Net asset value per share outstanding	$ 8.84
Maximum sales charge (5.50% of offering price)	0.51
Maximum offering price per share outstanding	$ 9.35
Investor Class
Net assets applicable to outstanding shares	$ 263,746
Shares of beneficial interest outstanding	29,912
Net asset value per share outstanding	$ 8.82
Maximum sales charge (5.00% of offering price)	0.46
Maximum offering price per share outstanding	$ 9.28
Class C
Net assets applicable to outstanding shares	$ 88,540
Shares of beneficial interest outstanding	10,223
Net asset value and offering price per share outstanding	$ 8.66
Class I
Net assets applicable to outstanding shares	$ 27,383,428
Shares of beneficial interest outstanding	3,067,218
Net asset value and offering price per share outstanding	$ 8.93
Class R6
Net assets applicable to outstanding shares	$129,273,197
Shares of beneficial interest outstanding	14,585,917
Net asset value and offering price per share outstanding	$ 8.86

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Candriam Emerging Markets Equity Fund

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends (net of foreign tax withholding of $117,338)	$ 986,524
Securities lending, net	2,668
Other	15,701
Total income	1,004,893
Expenses
Manager (See Note 3)	683,495
Custodian	75,676
Professional fees	52,760
Registration	36,519
Transfer agent (See Note 3)	11,861
Shareholder communication	5,555
Distribution/Service—Class A (See Note 3)	2,870
Distribution/Service—Investor Class (See Note 3)	337
Distribution/Service—Class C (See Note 3)	569
Trustees	1,302
Miscellaneous	3,647
Total expenses before waiver/reimbursement	874,591
Expense waiver/reimbursement from Manager (See Note 3)	(178,928)
Reimbursement from prior custodian(a)	(266)
Net expenses	695,397
Net investment income (loss)	309,496
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(b)	(7,501,833)
Foreign currency transactions	(102,404)
Net realized gain (loss)	(7,604,237)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(c)	14,262,505
Translation of other assets and liabilities in foreign currencies	(4,712)
Net change in unrealized appreciation (depreciation)	14,257,793
Net realized and unrealized gain (loss)	6,653,556
Net increase (decrease) in net assets resulting from operations	$ 6,963,052

(a)	Represents a refund for overbilling of custody fees.
(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $(14,908).
(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $68,429.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 309,496	$ 1,623,183
Net realized gain (loss)	(7,604,237)	(17,148,783)
Net change in unrealized appreciation (depreciation)	14,257,793	(28,313,998)
Net increase (decrease) in net assets resulting from operations	6,963,052	(43,839,598)
Distributions to shareholders:
Class A	(17,148)	(13,154)
Investor Class	(1,668)	(2,228)
Class I	(145,979)	(35,091)
Class R6	(1,134,919)	(751,850)
Total distributions to shareholders	(1,299,714)	(802,323)
Capital share transactions:
Net proceeds from sales of shares	50,745,032	69,723,839
Net asset value of shares issued to shareholders in reinvestment of distributions	1,018,121	792,715
Cost of shares redeemed	(7,359,177)	(8,846,223)
Increase (decrease) in net assets derived from capital share transactions	44,403,976	61,670,331
Net increase (decrease) in net assets	50,067,314	17,028,410
Net Assets
Beginning of period	109,116,586	92,088,176
End of period	$159,183,900	$109,116,586
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Candriam Emerging Markets Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,				November 15, 2017^ through October 31, 2018
Class A		2022	2021	2020	2019
Net asset value at beginning of period	$ 8.24	$ 12.73	$ 10.66	$ 8.97	$ 7.98	$ 10.00
Net investment income (loss) (a)	0.01	0.13	0.04	0.02	0.10	0.05
Net realized and unrealized gain (loss)	0.66	(4.56)	2.06	1.85	0.93	(2.07)
Total from investment operations	0.67	(4.43)	2.10	1.87	1.03	(2.02)
Less distributions:
From net investment income	(0.07)	(0.06)	(0.03)	(0.18)	(0.04)	—
Net asset value at end of period	$ 8.84	$ 8.24	$ 12.73	$ 10.66	$ 8.97	$ 7.98
Total investment return (b)	8.10%	(34.95)%	19.68%	21.14%	12.96%	(20.20)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.14%††	1.25%	0.30%	0.22%	1.18%	0.51%††
Net expenses (c)	1.35%††	1.44%	1.47%	1.50%	1.50%	1.50%††
Expenses (before waiver/reimbursement) (c)	1.60%††	1.77%	1.75%	2.00%	1.77%	1.89%††
Portfolio turnover rate	39%	105%	74%	122%	107%	80%
Net assets at end of period (in 000’s)	$ 2,175	$ 2,144	$ 2,921	$ 1,111	$ 77	$ 35

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,				November 15, 2017^ through October 31, 2018
Investor Class		2022	2021	2020	2019
Net asset value at beginning of period	$ 8.22	$ 12.70	$ 10.65	$ 8.95	$ 7.97	$ 10.00
Net investment income (loss) (a)	(0.00)‡	0.12	0.02	0.02	0.07	0.05
Net realized and unrealized gain (loss)	0.65	(4.55)	2.05	1.84	0.94	(2.08)
Total from investment operations	0.65	(4.43)	2.07	1.86	1.01	(2.03)
Less distributions:
From net investment income	(0.05)	(0.05)	(0.02)	(0.16)	(0.03)	—
Net asset value at end of period	$ 8.82	$ 8.22	$ 12.70	$ 10.65	$ 8.95	$ 7.97
Total investment return (b)	7.96%	(34.99)%	19.49%	21.11%(c)	12.71%(c)	(20.30)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02)%††	1.09%	0.15%	0.17%	0.76%	0.53%††
Net expenses (d)	1.52%††	1.57%	1.52%	1.52%	1.66%	1.68%††
Expenses (before waiver/reimbursement) (d)	1.77%††	1.88%	1.81%	2.03%	1.92%	2.03%††
Portfolio turnover rate	39%	105%	74%	122%	107%	80%
Net assets at end of period (in 000's)	$ 264	$ 256	$ 507	$ 360	$ 121	$ 108

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,				November 15, 2017^ through October 31, 2018
Class C		2022	2021	2020	2019
Net asset value at beginning of period	$ 8.05	$ 12.48	$ 10.52	$ 8.85	$ 7.91	$ 10.00
Net investment income (loss) (a)	(0.03)	0.04	(0.08)	(0.05)	(0.01)	0.00‡
Net realized and unrealized gain (loss)	0.64	(4.47)	2.04	1.83	0.95	(2.09)
Total from investment operations	0.61	(4.43)	1.96	1.78	0.94	(2.09)
Less distributions:
From net investment income	—	—	—	(0.11)	—	—
Net asset value at end of period	$ 8.66	$ 8.05	$ 12.48	$ 10.52	$ 8.85	$ 7.91
Total investment return (b)	7.58%	(35.50)%	18.63%(c)	20.23%	11.88%	(20.90)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.80)%††	0.36%	(0.63)%	(0.52)%	(0.13)%	0.04%††
Net expenses (d)	2.27%††	2.31%	2.27%	2.27%	2.40%	2.44%††
Expenses (before waiver/reimbursement) (d)	2.52%††	2.64%	2.57%	2.78%	2.67%	2.73%††
Portfolio turnover rate	39%	105%	74%	122%	107%	80%
Net assets at end of period (in 000’s)	$ 89	$ 141	$ 212	$ 217	$ 56	$ 93

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Candriam Emerging Markets Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,				November 15, 2017^ through October 31, 2018
Class I		2022	2021	2020	2019
Net asset value at beginning of period	$ 8.33	$ 12.85	$ 10.77	$ 8.99	$ 8.00	$ 10.00
Net investment income (loss) (a)	0.02	0.16	0.05	0.05	(0.02)	0.03
Net realized and unrealized gain (loss)	0.67	(4.58)	2.11	1.87	1.07	(2.03)
Total from investment operations	0.69	(4.42)	2.16	1.92	1.05	(2.00)
Less distributions:
From net investment income	(0.09)	(0.10)	(0.08)	(0.14)	(0.06)	(0.00)‡
Net asset value at end of period	$ 8.93	$ 8.33	$ 12.85	$ 10.77	$ 8.99	$ 8.00
Total investment return (b)	8.33%	(34.65)%	20.05%	21.60%	13.28%	(19.99)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.41%††	1.65%	0.38%	0.55%	(0.26)%	0.34%††
Net expenses (c)	1.01%††	1.06%	1.07%	1.15%	1.15%	1.19%††
Expenses (before waiver/reimbursement) (c)	1.33%††	1.54%	1.52%	1.79%	1.52%	1.79%††
Portfolio turnover rate	39%	105%	74%	122%	107%	80%
Net assets at end of period (in 000’s)	$ 27,383	$ 12,977	$ 4,532	$ 30	$ 40	$ 7,934

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,				November 15, 2017^ through October 31, 2018
Class R6		2022	2021	2020	2019
Net asset value at beginning of period	$ 8.28	$ 12.79	$ 10.71	$ 9.00	$ 8.01	$ 10.00
Net investment income (loss) (a)	0.02	0.17	0.08	0.05	0.10	0.14
Net realized and unrealized gain (loss)	0.66	(4.57)	2.06	1.86	0.95	(2.13)
Total from investment operations	0.68	(4.40)	2.14	1.91	1.05	(1.99)
Less distributions:
From net investment income	(0.10)	(0.11)	(0.06)	(0.20)	(0.06)	(0.00)‡
Net asset value at end of period	$ 8.86	$ 8.28	$ 12.79	$ 10.71	$ 9.00	$ 8.01
Total investment return (b)	8.19%	(34.65)%	20.05%	21.61%	13.29%	(19.89)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.47%††	1.63%	0.58%	0.51%	1.11%	1.54%††
Net expenses (c)	1.01%††	1.06%	1.07%	1.15%	1.15%	1.15%††
Expenses (before waiver/reimbursement) (c)	1.26%††	1.40%	1.32%	1.53%	1.42%	1.43%††
Portfolio turnover rate	39%	105%	74%	122%	107%	80%
Net assets at end of period (in 000’s)	$ 129,273	$ 93,598	$ 83,916	$ 83,230	$ 49,111	$ 62,635

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Candriam Emerging Markets Equity Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Candriam Emerging Markets Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	November 15, 2017
Investor Class	November 15, 2017
Class C	November 15, 2017
Class I	November 15, 2017
Class R6	November 15, 2017
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification
Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent

23

Notes to Financial Statements (Unaudited) (continued)
buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2023 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized

24	MainStay Candriam Emerging Markets Equity Fund

as Level 2 in the hierarchy. No securities held by the Fund as of April 30, 2023, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro
25

Notes to Financial Statements (Unaudited) (continued)
rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2023, the Fund did not have any portfolio securities on loan.
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. For example, the Fund's portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

26	MainStay Candriam Emerging Markets Equity Fund

Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Candriam (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Candriam, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the six-month period ended April 30, 2023, the effective management fee rate was 1.00% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A and Class I shares do not exceed 1.50% and 1.01%, respectively, of the Fund's average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class and Class C. In addition, New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares do not exceed those of Class I. These agreements will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $683,495 and waived fees and/or reimbursed expenses in the amount of $178,928 and paid the Subadvisor fees of $252,283.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $128 and $39, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February
27

Notes to Financial Statements (Unaudited) (continued)
28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 986	$—
Investor Class	345	—
Class C	145	—
Class I	8,115	—
Class R6	2,270	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$25,636	0.1%
Class R6	25,606	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$155,272,049	$6,848,977	$(8,893,450)	$(2,044,473)
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $14,167,029, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$14,167	$—
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$802,323
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

28	MainStay Candriam Emerging Markets Equity Fund

Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $93,514 and $52,154, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	14,236	$ 130,526
Shares issued to shareholders in reinvestment of distributions	1,938	17,148
Shares redeemed	(33,341)	(297,103)
Net increase (decrease) in shares outstanding before conversion	(17,167)	(149,429)
Shares converted into Class A (See Note 1)	3,082	27,523
Net increase (decrease)	(14,085)	$ (121,906)
Year ended October 31, 2022:
Shares sold	103,556	$ 1,141,430
Shares issued to shareholders in reinvestment of distributions	1,080	13,154
Shares redeemed	(78,458)	(865,939)
Net increase (decrease) in shares outstanding before conversion	26,178	288,645
Shares converted into Class A (See Note 1)	4,437	49,329
Net increase (decrease)	30,615	$ 337,974

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	2,433	$ 22,480
Shares issued to shareholders in reinvestment of distributions	189	1,668
Shares redeemed	(3,262)	(29,695)
Net increase (decrease) in shares outstanding before conversion	(640)	(5,547)
Shares converted into Investor Class (See Note 1)	566	5,087
Shares converted from Investor Class (See Note 1)	(1,187)	(11,106)
Net increase (decrease)	(1,261)	$ (11,566)
Year ended October 31, 2022:
Shares sold	5,012	$ 55,702
Shares issued to shareholders in reinvestment of distributions	183	2,228
Shares redeemed	(10,689)	(111,295)
Net increase (decrease) in shares outstanding before conversion	(5,494)	(53,365)
Shares converted into Investor Class (See Note 1)	182	1,857
Shares converted from Investor Class (See Note 1)	(3,454)	(40,618)
Net increase (decrease)	(8,766)	$ (92,126)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	703	$ 6,000
Shares redeemed	(7,078)	(61,831)
Net increase (decrease) in shares outstanding before conversion	(6,375)	(55,831)
Shares converted from Class C (See Note 1)	(933)	(8,090)
Net increase (decrease)	(7,308)	$ (63,921)
Year ended October 31, 2022:
Shares sold	2,570	$ 28,268
Shares redeemed	(1,811)	(18,804)
Net increase (decrease) in shares outstanding before conversion	759	9,464
Shares converted from Class C (See Note 1)	(186)	(1,857)
Net increase (decrease)	573	$ 7,607

29

Notes to Financial Statements (Unaudited) (continued)
Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,613,749	$15,251,714
Shares issued to shareholders in reinvestment of distributions	14,494	129,432
Shares redeemed	(118,245)	(1,047,035)
Net increase (decrease)	1,509,998	$14,334,111
Year ended October 31, 2022:
Shares sold	1,475,630	$15,043,035
Shares issued to shareholders in reinvestment of distributions	2,077	25,483
Shares redeemed	(273,007)	(2,590,693)
Net increase (decrease)	1,204,700	$12,477,825

Class R6	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	3,835,780	$35,334,312
Shares issued to shareholders in reinvestment of distributions	98,069	869,873
Shares redeemed	(653,987)	(5,923,513)
Net increase (decrease) in shares outstanding before conversion	3,279,862	30,280,672
Shares converted from Class R6 (See Note 1)	(1,543)	(13,414)
Net increase (decrease)	3,278,319	$30,267,258
Year ended October 31, 2022:
Shares sold	5,207,580	$53,455,404
Shares issued to shareholders in reinvestment of distributions	61,678	751,850
Shares redeemed	(521,083)	(5,259,492)
Net increase (decrease) in shares outstanding before conversion	4,748,175	48,947,762
Shares converted from Class R6 (See Note 1)	(988)	(8,711)
Net increase (decrease)	4,747,187	$48,939,051
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay Candriam Emerging Markets Equity Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Candriam Emerging Markets Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Candriam with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Candriam in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and Candriam in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Candriam that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, Candriam personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Candriam; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Candriam; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Candriam with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Candriam. The Board’s

31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Candriam resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Candriam
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Candriam, evaluating the performance of Candriam, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of Candriam and ongoing analysis of, and interactions with, Candriam with respect to, among other things, the Fund’s investment performance and risks as well as Candriam’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Candriam provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Candriam’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and Candriam’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at Candriam. The Board considered New York Life Investments’ and Candriam’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Candriam and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered Candriam’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Candriam regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

32	MainStay Candriam Emerging Markets Equity Fund

Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Candriam had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-year period ended July 31, 2022, and performed favorably relative to its peer funds for the three-year period ended July 31, 2022. The Board considered its discussions with representatives from New York Life Investments and Candriam regarding the Fund’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Candriam
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including Candriam, due to their relationships with the Fund as well as the MainStay Group of Funds. Because Candriam is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and Candriam in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Candriam and profits realized by New York Life Investments and its affiliates, including Candriam, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including Candriam’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Candriam and acknowledged that New York Life Investments and Candriam must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Candriam to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including Candriam, due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including Candriam, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including Candriam, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to Candriam is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and Candriam on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

34	MainStay Candriam Emerging Markets Equity Fund

Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
35

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
36	MainStay Candriam Emerging Markets Equity Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
37

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022269MS043-23	MSCEME10-06/23
(NYLIM) NL440

MainStay Asset Allocation Funds

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
MainStay Conservative Allocation Fund
MainStay Moderate Allocation Fund
MainStay Growth Allocation Fund
MainStay Equity Allocation Fund
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3.00% Initial Sales Charge	With sales charges	4/4/2005	2.85%	-3.08%	1.97%	3.29%	0.86%
		Excluding sales charges		6.03	-0.08	3.13	3.88	0.86
Investor Class Shares[3,4]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	3.29	-2.77	1.80	3.13	1.08
		Excluding sales charges		5.94	-0.27	2.96	3.71	1.08
Class B Shares[5]	Maximum 5.00% CDSC	With sales charges	4/4/2005	0.54	-5.73	1.86	2.94	1.83
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		5.54	-0.91	2.19	2.94	1.83
Class C Shares	Maximum 1.00% CDSC	With sales charges	4/4/2005	4.55	-1.96	2.17	2.94	1.83
	if Redeemed Within One Year of Purchase	Excluding sales charges		5.55	-1.00	2.17	2.94	1.83
Class I Shares	No Sales Charge		4/4/2005	6.19	0.27	3.41	4.15	0.61
Class R2 Shares	No Sales Charge		6/14/2019	5.98	-0.18	N/A	3.43	0.96
Class R3 Shares	No Sales Charge		2/29/2016	5.88	-0.33	2.78	4.33	1.21
SIMPLE Class Shares	No Sales Charge		8/31/2020	5.82	-0.49	N/A	0.45	1.26

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[2]	6.91%	-0.43%	1.18%	1.32%
S&P 500® Index[3]	8.63	2.66	11.45	12.20
MSCI EAFE® Index (Net)[4]	24.19	8.42	3.63	4.76
Conservative Allocation Composite Index[5]	9.13	1.66	4.78	5.12
Morningstar Moderately Conservative Allocation Category Average[6]	6.80	-0.35	3.50	3.97

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg U.S. Aggregate Bond Index is the Fund's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
3.	The S&P 500® Index is the Fund's secondary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
4.	The Fund has selected the MSCI EAFE® Index (Net) as an additional benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
5.	The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Prior to February 28, 2014, the Conservative Allocation Composite Index consisted of S&P 500® Index, the MSCI EAFE® Index and the Bloomberg U.S. Aggregate Bond weighted 35%, 5% and 60% respectively.
6.	The Morningstar Moderately Conservative Allocation Category Average is a representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderately conservative strategies prioritize preservation of capital over appreciation. They typically expect volatility similar to a strategic equity exposure between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,060.30	$1.84	$1,023.01	$1.81	0.36%
Investor Class Shares	$1,000.00	$1,059.40	$2.81	$1,022.07	$2.76	0.55%
Class B Shares	$1,000.00	$1,055.40	$6.63	$1,018.35	$6.51	1.30%
Class C Shares	$1,000.00	$1,055.50	$6.63	$1,018.35	$6.51	1.30%
Class I Shares	$1,000.00	$1,061.90	$0.56	$1,024.25	$0.55	0.11%
Class R2 Shares	$1,000.00	$1,059.80	$2.35	$1,022.51	$2.31	0.46%
Class R3 Shares	$1,000.00	$1,058.80	$3.62	$1,021.27	$3.56	0.71%
SIMPLE Class Shares	$1,000.00	$1,058.20	$3.93	$1,020.98	$3.86	0.77%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Asset Diversification as of April 30, 2023 (Unaudited)
Equity Funds	36.6%
Fixed Income Funds	53.0
Short-Term Investment	10.3
Other Assets, Less Liabilities	0.1
See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Fund’s holdings are subject to change.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
 How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay Conservative Allocation Fund returned 6.19%, underperforming the 6.91% return of the Fund’s primary benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”), and the 8.63% return of the S&P 500® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the 24.19% return of the MSCI EAFE® Index (Net), and the 9.13% return of the Conservative Allocation Composite Index, which are additional benchmarks of the Fund. For the six months ended April 30, 2023, Class I shares of the Fund also underperformed the 6.80% return of the Morningstar Moderately Conservative Allocation Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 28, 2023, the Fund has selected the Bloomberg U.S. Aggregate Bond Index as its primary benchmark and the S&P 500® Index as its secondary benchmark.
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks. During the reporting period, asset class policy was the primary determinant of the Fund's relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund underperformed this internally maintained blend of indices, primarily due to active positioning at the asset class level.
Our management of the Fund’s stock/bond blend had little impact on relative performance, as the returns generated in the process of controlling that mix were effectively flat. We held the allocation near neutral for much of the reporting period, but pulled capital away from equities in small measure during periods of pricing strength with an eye toward reinvesting when markets soften. (As of the end of the reporting period, the Fund held modestly underweight exposure to equities, awaiting just such an opportunity.)
Rather, performance within asset classes undermined the Fund’s relative returns. A persistent bias toward small-cap names, expressed through exposure to the S&P SmallCap 600™ Index,2 detracted materially from relative performance. While relative valuations for small-cap stocks were much more attractive than the historical norm, small companies are significantly more sensitive to changes in bank financing conditions than large companies that can issue bonds. Fast-rising costs on bank loans, coupled with concerns about future credit availability in the wake of the bank crisis that broke in March and April 2023, weighed heavily on the smaller end of the capitalization spectrum. In contrast, mega-cap technology and technology-related companies—including Microsoft, Apple, Tesla, Meta Platforms and Amazon.com—performed well.
Underweight exposure to non-U.S. developed markets also detracted materially from relative performance. We believed Europe was particularly vulnerable to disruption, owing largely to the Russian invasion of Ukraine and the accompanying strain on energy supplies. However, an unusually mild winter granted the region a reprieve, and these markets ultimately performed quite well.
Tilts favoring defensive sectors (health care and utilities) and energy companies further detracted from active returns. Basically, any skew in the Fund away from mega-cap, technology-oriented companies was a drag on relative results.
Some of the Fund’s equity positions enhanced returns. Exposure to gold miners, for example, supported performance as gold prices moved sharply upward in response to falling Treasury bond yields and mounting concerns regarding a potential default arising from a failure to raise the debt ceiling. We closed the Fund’s gold mining position by the end of the reporting period, recognizing that further upside appeared less likely.
The fixed-income portion of the Fund also weighed on results, although far less so, largely as a result of accumulating cash to reduce duration.3 Treasury bond yields fell as inflation readings

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	The S&P SmallCap 600™ Index covers roughly the small-cap range of American stocks, using a capitalization-weighted index. Capitalization range is from $850 million to $3.7 billion.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

cooled and expectations increased for a relaxation in monetary policy at some point in the not-too-distant future.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as detracting from the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: We held equity exposure within the Fund relatively close to neutral during the reporting period. We are generally reluctant to position the Fund with underweight equity exposure since stocks tend to perform well over time and anticipating drawdowns is challenging. The opposite is less true. We are happy to lean into equities when we believe they are well-supported fundamentally or when a correction has run further than we believe appropriate. This policy stance shifted slightly in 2023, however, when the Fund adopted a small underweight position in equities following a sharp rally in January. We increased this underweight posture later in the reporting period as turmoil among banks increased the likelihood of a near-term recession.
Duration: Believing inflationary pressures to be at least partially structural in nature and likely to persist at elevated levels for the foreseeable future, we skewed the Fund’s fixed-income holdings to favor shorter-maturity instruments that are less sensitive to rising bond yields. Over the latter months of the reporting period, the duration of the Fund stood slightly shorter than that of the Bloomberg U.S. Aggregate Bond Index.
Equity style: In the same way that inflation threatens long-duration bonds, equities with values disproportionately reflected in more distant cash flows (i.e., growth stocks with high prices relative to current earnings) are likewise vulnerable. Accordingly, the Fund maintained a long-standing tilt to emphasize value stocks that offered more attractive near-term cash flows, placing particular focus on traditionally defensive sectors: real estate, utilities, consumer staples and (most of all) health care. This positioning proved unhelpful during the reporting period, when a handful of large, high-growth companies dominated market performance.
Equity size: Compared to the Index, the Fund held significantly overweight exposure to small-company stocks. We based this positioning on several small-cap characteristics: attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained robust. This stance detracted from Fund performance in the spring of 2023 as small companies, which tend to be heavily dependent on bank financing, proved vulnerable to the aggressive, tightening lending standards implemented during the bank crisis mentioned above. Accordingly, we unwound most of the Fund’s small cap bias by the end of the reporting period.
Geographic exposure: Following Russia’s invasion of Ukraine and the energy crisis that ensued, the Fund maintained underweight exposure to developed international markets. However, non-U.S. developed markets fared well during the reporting period, benefiting from an unusually mild winter that reduced the strain on energy reserves and the reopening of China following the end of the country’s zero-COVID-19 restrictions.
Energy: The Fund maintained exposure to upstream energy producers and oilfield/gas field service providers as a commodity play to provide an additional inflation hedge. These holdings also positioned the Fund to take advantage of opportunities for domestic producers to benefit as Western nations revisit energy policy to source supplies from stable and friendly jurisdictions rather than autocratic petrostates that present national security risks. The Fund’s small, but volatile, energy position had a disproportionately negative impact on performance.
How did the Fund’s allocations change over the course of the reporting period?
We generally implement the Fund’s positioning through derivatives, specifically total return swaps. During the reporting period, we used swaps to substantially reduce exposure to small-cap stocks in response to the ongoing bank crisis. We sold shares of MainStay Floating Rate Fund to shift assets away from lower-credit-quality, fixed-income instruments in preparation for a potentially fast-approaching recession. We also unwound the Fund’s swap exposure to VanEck Gold Miners ETF, taking profits and exiting the trade on a high note. Lastly, we used swaps to tilt the Fund away from firms we viewed as especially vulnerable in an environment of fast-rising interest rates and tightening lending standards. These included stocks that were either heavily dependent on floating-rate loans (such as Uber, United Airlines and Carnival) or that generated insufficient operating income to retire debt as it came due (so-called “zombie” companies, such as Royal Caribbean, Wynn Resorts and Rivian).
Through swaps, we increased the Fund’s exposure to iShares MSCI EAFE ETF, thereby increasing exposure to non-U.S. developed markets in response to unexpectedly strong global economic activity. The Fund used swaps to take a position in The Materials Select Sector SPDR® Fund as a hedge against stubborn inflation, as protection against a potentially weakening dollar and as a way to benefit from supply-chain reengineering and the desire of manufacturers to source raw materials from friendly, reliable geographies. The Fund also used swaps to initiate a position in iShares MSCI Japan ETF, since we viewed Japanese equity valuations as attractive, export conditions as favorable and we believe the Japanese yen is likely to appreciate should the
10	MainStay Conservative Allocation Fund

country’s central bank further relax, or even abandon, its existing yield curve4 control policy.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Fund’s top-performing Underlying Equity Funds that were held for the entire reporting period included MainStay Epoch International Choice Fund, IQ 500 International ETF and IQ Candriam ESG International Equity ETF. The worst-performing positions involved swap agreements in which the Fund paid the return (effectively holding short positions) in Vanguard FTSE Europe ETF, iShares MSCI EAFE ETF and iShares MSCI Emerging Markets ETF. The lowest returns on positions owned outright, or for which the Fund received the total return in a swap, were for SPDR® S&P® Oil & Gas Exploration ETF, VanEck Oil Services ETF and MainStay WMC Small Companies Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
The strongest positive contributions to performance came from IQ 500 International ETF, IQ Candriam ESG International Equity ETF and MainStay Winslow Large Cap Growth Fund. (Contributions take weightings and total returns into account.)  Only two direct Fund holdings detracted from absolute returns: MainStay WMC Small Companies Fund and IQ Chaikin U.S. Small Cap ETF. Losses were greater for swap positions in which the Fund paid the return, including iShares MSCI EAFE ETF and Vanguard FTSE Europe ETF.
During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?
The Fund held only five fixed-income positions for the entire reporting period, all of which generated positive returns. The three best-performing Funds included MainStay MacKay Total Return Bond Fund, IQ MacKay ESG Core Plus Bond ETF and MainStay MacKay High Yield Corporate Bond Fund. The lowest total returns came from MainStay MacKay Short Duration High Yield Fund and MainStay Floating Rate Fund.
Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?
All Underlying Fixed-Income Funds posted positive returns during the reporting period. Top contributors included MainStay MacKay Total Return Bond Fund, IQ MacKay ESG Core Plus Bond ETF and MainStay Floating Rate Fund. Those contributing least included MainStay Short Term Bond Fund (owned for only part of the reporting period), swap exposure to iShares 20+ Year Treasury Bond ETF (also owned for only part of the reporting period) and MainStay MacKay High Yield Corporate Bond Fund.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, we believe a near-term recession looks highly probable. We base our opinion on a wide range of variables, including the shape of the yield curve, trends in business surveys, a decline in money supply, tightening credit conditions, and the steady drawdown of savings accumulated during the pandemic, among other factors. We expect corporate profits to decline over the next several quarters, eventually driving stock prices lower while pushing credit spreads5 out. Accordingly, we continue to position the Fund defensively.
The Fund’s defensive posture begins at the top of the portfolio, with a modest tilt away from equities. We generally avoid underweight equity allocations, as they usually stand on the wrong side of history—stocks rise more often than not. However, we firmly believe that current valuations are quite rich given the daunting array of risks the economy and the markets face, including an historically extreme rise in rates, the looming debt ceiling, the unresolved bank crisis and geopolitical uncertainty, to name a few. We maintain that caution is the better part of valor under these circumstances.
Defensive positioning is clearly visible within asset classes as well. On the equity side, the Fund favors sectors—such as consumer
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
11

staples, utilities and health care—that have generally exhibited lower volatility and retained their value better during drawdowns. We have effectively removed the Fund’s bias toward historically higher-beta,6 small-cap stocks, which had been in place for the past several quarters. We also tilted the Fund away from a set of companies deemed to be especially vulnerable to a tightening credit environment. Within fixed income, the Fund now holds a below-Index-weight position in bank loans. In addition, we have skewed high-yield bond positions to favor lower-duration instruments, which tend to exhibit less volatility and smaller losses than longer-maturity bonds.
Energy stocks tend to be more cyclical. The Fund’s overweight allocation to the sector may seem inconsistent with our otherwise cautious current posture, although relative valuation within energy appears attractive. We believe supply/demand dynamics should prove supportive of pricing over time for underlying energy commodities, as well as the stocks of companies involved in the production, processing and distribution of these resources.
6.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
12	MainStay Conservative Allocation Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Shares	Value
Affiliated Investment Companies 89.6%
Equity Funds 36.6%
IQ 500 International ETF	217,817	$ 6,904,429
IQ Candriam ESG International Equity ETF	255,140	6,995,939
IQ Candriam ESG U.S. Large Cap Equity ETF	379,104	13,519,796
IQ Chaikin U.S. Large Cap ETF	332,085	10,842,276
IQ Chaikin U.S. Small Cap ETF	261,729	8,036,991
IQ FTSE International Equity Currency Neutral ETF	352,142	8,338,722
IQ Winslow Large Cap Growth ETF (a)	41,013	1,176,659
MainStay Candriam Emerging Markets Equity Fund Class R6	672,652	5,961,651
MainStay Epoch Capital Growth Fund Class I	120,219	1,465,740
MainStay Epoch International Choice Fund Class I	109,461	4,253,259
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	566,210	10,900,666
MainStay MacKay International Equity Fund Class R6	250,730	4,016,023
MainStay S&P 500 Index Fund Class I	127,765	6,239,040
MainStay Winslow Large Cap Growth Fund Class R6	1,313,041	12,324,206
MainStay WMC Enduring Capital Fund Class R6	344,215	10,457,533
MainStay WMC Growth Fund Class R6 (a)	389,943	13,533,763
MainStay WMC International Research Equity Fund Class I	566,873	4,030,752
MainStay WMC Small Companies Fund Class I (a)	416,353	8,532,027
MainStay WMC Value Fund Class R6	363,683	10,503,651
Total Equity Funds (Cost $128,769,160)		148,033,123
Fixed Income Funds 53.0%
IQ MacKay ESG Core Plus Bond ETF (a)	3,591,061	76,288,500
	Shares	Value

Fixed Income Funds (continued)
MainStay Floating Rate Fund Class R6 (a)	3,034,109	$ 26,506,584
MainStay MacKay High Yield Corporate Bond Fund Class R6	2,679,568	13,466,436
MainStay MacKay Short Duration High Yield Fund Class I	1,840,475	17,118,811
MainStay MacKay Total Return Bond Fund Class R6 (a)	8,431,476	76,484,448
MainStay Short Term Bond Fund Class I	444,213	4,056,956
Total Fixed Income Funds (Cost $230,061,946)		213,921,735
Total Affiliated Investment Companies (Cost $358,831,106)		361,954,858
Short-Term Investment 10.3%
Affiliated Investment Company 10.3%
MainStay U.S. Government Liquidity Fund, 3.98% (b)	41,842,655	41,842,655
Total Short-Term Investment (Cost $41,842,655)	10.3%	41,842,655
Total Investments (Cost $400,673,761)	99.9%	403,797,513
Other Assets, Less Liabilities	0.1	371,101
Net Assets	100.0%	$ 404,168,614

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	As of April 30, 2023, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(b)	Current yield as of April 30, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 500 International ETF	$ 6,936	$ —	$ (1,453)	$ 44	$ 1,377	$ 6,904	$ 81	$ —	218
IQ Candriam ESG International Equity ETF	6,872	—	(1,305)	170	1,259	6,996	71	—	255
IQ Candriam ESG U.S. Large Cap Equity ETF	13,661	293	(1,571)	121	1,016	13,520	102	—	379
IQ Chaikin U.S. Large Cap ETF	11,039	63	(766)	(71)	577	10,842	84	—	332
IQ Chaikin U.S. Small Cap ETF	8,332	1,217	(1,054)	16	(474)	8,037	71	—	262
IQ FTSE International Equity Currency Neutral ETF	8,250	—	(1,170)	110	1,149	8,339	81	151	352
IQ MacKay ESG Core Plus Bond ETF	70,570	7,953	(5,879)	(828)	4,472	76,288	1,618	—	3,591
IQ Winslow Large Cap Growth ETF	727	338	(13)	—	125	1,177	—(a)	—	41
MainStay Candriam Emerging Markets Equity Fund Class R6	5,739	100	(295)	(126)	544	5,962	69	—	673
MainStay Epoch Capital Growth Fund Class I	1,458	22	(237)	(43)	266	1,466	6	14	120
MainStay Epoch International Choice Fund Class I	4,148	54	(870)	129	792	4,253	54	—	109
MainStay Epoch U.S. Equity Yield Fund Class R6	11,410	362	(1,042)	4	167	10,901	134	164	566
MainStay Floating Rate Fund Class R6	30,201	1,732	(6,085)	(285)	944	26,507	1,178	—	3,034
MainStay MacKay High Yield Corporate Bond Fund Class R6	13,338	562	(867)	(115)	548	13,466	383	—	2,680
MainStay MacKay International Equity Fund Class R6	3,985	22	(556)	(219)	784	4,016	23	—	251
MainStay MacKay Short Duration High Yield Fund Class I	16,996	896	(1,167)	(67)	461	17,119	473	—	1,840
MainStay MacKay Total Return Bond Fund Class R6	79,386	2,174	(9,642)	(2,024)	6,590	76,484	1,685	—	8,431
MainStay S&P 500 Index Fund Class I	6,225	634	(554)	27	(93)	6,239	86	487	128
MainStay Short Term Bond Fund Class I	—	4,060	—	—	(3)	4,057	12	—	444
MainStay U.S. Government Liquidity Fund	41,566	36,038	(35,761)	—	—	41,843	813	—	41,843
MainStay Winslow Large Cap Growth Fund Class R6	12,631	1,437	(1,800)	(273)	329	12,324	29	1,391	1,313
MainStay WMC Enduring Capital Fund Class R6	10,570	708	(884)	(168)	231	10,457	61	376	344
MainStay WMC Growth Fund Class R6	13,337	600	(1,843)	(1,041)	2,481	13,534	—	—	390
MainStay WMC International Research Equity Fund Class I	4,070	84	(876)	(101)	854	4,031	84	—	567
MainStay WMC Small Companies Fund Class I	8,623	1,424	(795)	(228)	(492)	8,532	185	—	416
MainStay WMC Value Fund Class R6	11,002	768	(821)	—	(445)	10,504	178	403	364
	$401,072	$61,541	$ (77,306)	$(4,968)	$ 23,459	$403,798	$7,561	$2,986

(a)	Less than $500.
Swap Contracts
Open OTC total return equity swap contracts as of April 30, 2023 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi Levered Loan Basket	1 day FEDF minus 0.20%	12/4/23	Daily	(2,023)	$ —
Citibank NA	Citi Zombie Company Basket	1 day FEDF minus 0.50%	12/4/23	Daily	(994)	—
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/4/23	Daily	4,092	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/4/23	Daily	(6,244)	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.54%	12/4/23	Daily	(6,057)	—
JPMorgan Chase Bank NA	iShares MSCI Japan ETF	1 day FEDF plus 0.15%	4/24/24	Daily	4,046	—
JPMorgan Chase Bank NA	Materials Select Sector SPDR Fund	1 day FEDF plus 0.18%	2/5/24	Daily	4,011	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/4/23	Daily	(10,348)	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF plus 0.15%	4/9/24	Daily	(5,439)	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Conservative Allocation Fund

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF plus 0.15%	4/24/24	Daily	(3,993)	$ —
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/4/23	Daily	4,056	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.05%	12/4/23	Daily	(6,589)	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.40%	12/4/23	Daily	20,236	—
Citibank NA	S&P Midcap 400 Total Return Index	1 day FEDF plus 0.31%	12/4/23	Daily	10,967	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/4/23	Daily	3,895	—
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/4/23	Daily	1,964	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 5.00%	12/4/23	Daily	(4,210)	—
						$ —

1.	As of April 30, 2023, cash in the amount $1,850,000 was pledged to brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of April 30, 2023.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 148,033,123	$ —	$ —	$ 148,033,123
Fixed Income Funds	213,921,735	—	—	213,921,735
Total Affiliated Investment Companies	361,954,858	—	—	361,954,858
Short-Term Investment
Affiliated Investment Company	41,842,655	—	—	41,842,655
Total Investments in Securities	$ 403,797,513	$ —	$ —	$ 403,797,513

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $400,673,761)	$403,797,513
Cash collateral on deposit at broker for swap contracts	1,850,000
Receivables:
Dividends and interest	315,923
Fund shares sold	74,793
Manager (See Note 3)	5,866
Other assets	78,620
Total assets	406,122,715
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	1,088,670
Fund shares redeemed	425,976
Investment securities purchased	189,253
NYLIFE Distributors (See Note 3)	95,205
Transfer agent (See Note 3)	79,363
Shareholder communication	48,233
Professional fees	17,665
Custodian	8,793
Trustees	33
Accrued expenses	910
Total liabilities	1,954,101
Net assets	$404,168,614
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 36,560
Additional paid-in-capital	409,914,059
409,950,619
Total distributable earnings (loss)	(5,782,005)
Net assets	$404,168,614
Class A
Net assets applicable to outstanding shares	$337,405,827
Shares of beneficial interest outstanding	30,496,252
Net asset value per share outstanding	$ 11.06
Maximum sales charge (3.00% of offering price)	0.34
Maximum offering price per share outstanding	$ 11.40
Investor Class
Net assets applicable to outstanding shares	$ 33,938,873
Shares of beneficial interest outstanding	3,068,565
Net asset value per share outstanding	$ 11.06
Maximum sales charge (2.50% of offering price)	0.28
Maximum offering price per share outstanding	$ 11.34
Class B
Net assets applicable to outstanding shares	$ 4,582,160
Shares of beneficial interest outstanding	422,058
Net asset value and offering price per share outstanding	$ 10.86
Class C
Net assets applicable to outstanding shares	$ 15,836,492
Shares of beneficial interest outstanding	1,459,014
Net asset value and offering price per share outstanding	$ 10.85
Class I
Net assets applicable to outstanding shares	$ 8,017,792
Shares of beneficial interest outstanding	716,047
Net asset value and offering price per share outstanding	$ 11.20
Class R2
Net assets applicable to outstanding shares	$ 150,398
Shares of beneficial interest outstanding	13,598
Net asset value and offering price per share outstanding	$ 11.06
Class R3
Net assets applicable to outstanding shares	$ 2,352,646
Shares of beneficial interest outstanding	213,744
Net asset value and offering price per share outstanding	$ 11.01
SIMPLE Class
Net assets applicable to outstanding shares	$ 1,884,426
Shares of beneficial interest outstanding	170,779
Net asset value and offering price per share outstanding	$ 11.03

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Conservative Allocation Fund

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 7,560,670
Expenses
Distribution/Service—Class A (See Note 3)	422,567
Distribution/Service—Investor Class (See Note 3)	42,513
Distribution/Service—Class B (See Note 3)	25,910
Distribution/Service—Class C (See Note 3)	85,237
Distribution/Service—Class R2 (See Note 3)	184
Distribution/Service—Class R3 (See Note 3)	5,681
Distribution/Service—SIMPLE Class (See Note 3)	4,017
Transfer agent (See Note 3)	207,895
Registration	54,389
Professional fees	35,525
Custodian	16,515
Trustees	4,971
Shareholder service (See Note 3)	1,210
Miscellaneous	7,452
Total expenses before waiver/reimbursement	914,066
Expense waiver/reimbursement from Manager (See Note 3)	(39,628)
Reimbursement from prior custodian(a)	(811)
Net expenses	873,627
Net investment income (loss)	6,687,043
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(4,968,479)
Realized capital gain distributions from affiliated investment companies	2,986,337
Swap transactions	(4,280,069)
Net realized gain (loss)	(6,262,211)
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	23,459,090
Net realized and unrealized gain (loss)	17,196,879
Net increase (decrease) in net assets resulting from operations	$23,883,922

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 6,687,043	$ 9,307,734
Net realized gain (loss)	(6,262,211)	7,852,353
Net change in unrealized appreciation (depreciation)	23,459,090	(88,020,370)
Net increase (decrease) in net assets resulting from operations	23,883,922	(70,860,283)
Distributions to shareholders:
Class A	(9,794,811)	(32,054,607)
Investor Class	(943,248)	(2,979,304)
Class B	(127,245)	(720,688)
Class C	(421,495)	(1,918,125)
Class I	(224,802)	(665,424)
Class R2	(4,159)	(10,998)
Class R3	(61,775)	(140,771)
SIMPLE Class	(41,115)	(41,601)
Total distributions to shareholders	(11,618,650)	(38,531,518)
Capital share transactions:
Net proceeds from sales of shares	14,181,951	48,044,098
Net asset value of shares issued to shareholders in reinvestment of distributions	11,508,146	38,086,216
Cost of shares redeemed	(38,058,791)	(85,734,187)
Increase (decrease) in net assets derived from capital share transactions	(12,368,694)	396,127
Net increase (decrease) in net assets	(103,422)	(108,995,674)
Net Assets
Beginning of period	404,272,036	513,267,710
End of period	$404,168,614	$ 404,272,036
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Conservative Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 10.74	$ 13.53	$ 12.23	$ 11.96	$ 11.69	$ 12.51
Net investment income (loss) (a)	0.18	0.25	0.22	0.25	0.24	0.22
Net realized and unrealized gain (loss)	0.46	(2.02)	1.64	0.33	0.69	(0.55)
Total from investment operations	0.64	(1.77)	1.86	0.58	0.93	(0.33)
Less distributions:
From net investment income	(0.13)	(0.44)	(0.19)	(0.26)	(0.28)	(0.25)
From net realized gain on investments	(0.19)	(0.58)	(0.37)	(0.05)	(0.38)	(0.24)
Total distributions	(0.32)	(1.02)	(0.56)	(0.31)	(0.66)	(0.49)
Net asset value at end of period	$ 11.06	$ 10.74	$ 13.53	$ 12.23	$ 11.96	$ 11.69
Total investment return (b)	6.03%	(14.05)%	15.51%	5.00%	8.54%	(2.73)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.36%††	2.09%	1.67%	2.10%	2.11%	1.77%
Net expenses (c)	0.36%††	0.35%	0.37%	0.37%	0.38%	0.36%
Portfolio turnover rate	7%	38%	25%	70%	46%	59%
Net assets at end of period (in 000’s)	$ 337,406	$ 336,711	$ 419,554	$ 355,167	$ 334,242	$ 299,016

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 10.74	$ 13.53	$ 12.23	$ 11.97	$ 11.69	$ 12.51
Net investment income (loss) (a)	0.17	0.22	0.20	0.23	0.22	0.20
Net realized and unrealized gain (loss)	0.46	(2.01)	1.64	0.33	0.70	(0.54)
Total from investment operations	0.63	(1.79)	1.84	0.56	0.92	(0.34)
Less distributions:
From net investment income	(0.12)	(0.42)	(0.17)	(0.25)	(0.26)	(0.24)
From net realized gain on investments	(0.19)	(0.58)	(0.37)	(0.05)	(0.38)	(0.24)
Total distributions	(0.31)	(1.00)	(0.54)	(0.30)	(0.64)	(0.48)
Net asset value at end of period	$ 11.06	$ 10.74	$ 13.53	$ 12.23	$ 11.97	$ 11.69
Total investment return (b)	5.94%	(14.22)%	15.33%	4.80%	8.43%	(2.88)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.18%††	1.90%	1.49%	1.93%	1.92%	1.60%
Net expenses (c)	0.55%††	0.55%	0.55%	0.55%	0.55%	0.51%
Expenses (before waiver/reimbursement) (c)	0.69%††	0.57%	0.64%	0.61%	0.59%	0.54%
Portfolio turnover rate	7%	38%	25%	70%	46%	59%
Net assets at end of period (in 000's)	$ 33,939	$ 33,625	$ 41,154	$ 41,762	$ 44,934	$ 37,828

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 10.55	$ 13.30	$ 12.07	$ 11.84	$ 11.64	$ 12.46
Net investment income (loss) (a)	0.13	0.13	0.09	0.15	0.14	0.11
Net realized and unrealized gain (loss)	0.45	(1.97)	1.63	0.31	0.69	(0.55)
Total from investment operations	0.58	(1.84)	1.72	0.46	0.83	(0.44)
Less distributions:
From net investment income	(0.08)	(0.33)	(0.12)	(0.18)	(0.25)	(0.14)
From net realized gain on investments	(0.19)	(0.58)	(0.37)	(0.05)	(0.38)	(0.24)
Total distributions	(0.27)	(0.91)	(0.49)	(0.23)	(0.63)	(0.38)
Net asset value at end of period	$ 10.86	$ 10.55	$ 13.30	$ 12.07	$ 11.84	$ 11.64
Total investment return (b)	5.54%	(14.86)%	14.49%	3.99%	7.61%	(3.63)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.43%††	1.13%	0.72%	1.23%	1.22%	0.89%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.26%
Expenses (before waiver/reimbursement) (c)	1.44%††	1.32%	1.39%	1.36%	1.34%	1.29%
Portfolio turnover rate	7%	38%	25%	70%	46%	59%
Net assets at end of period (in 000’s)	$ 4,582	$ 5,787	$ 11,550	$ 13,236	$ 17,273	$ 21,988

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 10.54	$ 13.29	$ 12.07	$ 11.84	$ 11.64	$ 12.45
Net investment income (loss) (a)	0.13	0.13	0.09	0.14	0.14	0.11
Net realized and unrealized gain (loss)	0.45	(1.97)	1.62	0.32	0.69	(0.54)
Total from investment operations	0.58	(1.84)	1.71	0.46	0.83	(0.43)
Less distributions:
From net investment income	(0.08)	(0.33)	(0.12)	(0.18)	(0.25)	(0.14)
From net realized gain on investments	(0.19)	(0.58)	(0.37)	(0.05)	(0.38)	(0.24)
Total distributions	(0.27)	(0.91)	(0.49)	(0.23)	(0.63)	(0.38)
Net asset value at end of period	$ 10.85	$ 10.54	$ 13.29	$ 12.07	$ 11.84	$ 11.64
Total investment return (b)	5.55%	(14.87)%	14.41%	3.99%	7.61%	(3.56)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.43%††	1.13%	0.73%	1.21%	1.24%	0.89%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.26%
Expenses (before waiver/reimbursement) (c)	1.44%††	1.32%	1.39%	1.36%	1.34%	1.29%
Portfolio turnover rate	7%	38%	25%	70%	46%	59%
Net assets at end of period (in 000’s)	$ 15,836	$ 18,099	$ 29,825	$ 36,802	$ 44,222	$ 57,482

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Conservative Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 10.87	$ 13.68	$ 12.36	$ 12.08	$ 11.80	$ 12.61
Net investment income (loss) (a)	0.20	0.28	0.25	0.29	0.28	0.26
Net realized and unrealized gain (loss)	0.46	(2.04)	1.66	0.33	0.69	(0.54)
Total from investment operations	0.66	(1.76)	1.91	0.62	0.97	(0.28)
Less distributions:
From net investment income	(0.14)	(0.47)	(0.22)	(0.29)	(0.31)	(0.29)
From net realized gain on investments	(0.19)	(0.58)	(0.37)	(0.05)	(0.38)	(0.24)
Total distributions	(0.33)	(1.05)	(0.59)	(0.34)	(0.69)	(0.53)
Net asset value at end of period	$ 11.20	$ 10.87	$ 13.68	$ 12.36	$ 12.08	$ 11.80
Total investment return (b)	6.19%	(13.82)%	15.79%	5.30%	8.91%	(2.38)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.59%††	2.33%	1.91%	2.40%	2.38%	2.12%
Net expenses (d)	0.11%††	0.10%	0.12%	0.12%	0.13%	0.11%
Portfolio turnover rate	7%	38%	25%	70%	46%	59%
Net assets at end of period (in 000’s)	$ 8,018	$ 6,412	$ 8,909	$ 7,878	$ 9,272	$ 8,036

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,			June 14, 2019^ through October 31, 2019
Class R2		2022	2021	2020
Net asset value at beginning of period	$ 10.74	$ 13.53	$ 12.23	$ 11.96	$ 11.61
Net investment income (loss) (a)	0.18	0.24	0.21	0.24	0.08
Net realized and unrealized gain (loss)	0.45	(2.02)	1.64	0.34	0.32
Total from investment operations	0.63	(1.78)	1.85	0.58	0.40
Less distributions:
From net investment income	(0.12)	(0.43)	(0.18)	(0.26)	(0.05)
From net realized gain on investments	(0.19)	(0.58)	(0.37)	(0.05)	—
Total distributions	(0.31)	(1.01)	(0.55)	(0.31)	(0.05)
Net asset value at end of period	$ 11.06	$ 10.74	$ 13.53	$ 12.23	$ 11.96
Total investment return (b)	5.98%	(14.14)%	15.40%	4.93%	3.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.25%††	2.01%	1.56%	2.00%	1.83%††
Net expenses (c)	0.46%††	0.45%	0.47%	0.47%	0.49%††
Portfolio turnover rate	7%	38%	25%	70%	46%
Net assets at end of period (in 000’s)	$ 150	$ 142	$ 141	$ 109	$ 100

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R3		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 10.69	$ 13.47	$ 12.19	$ 11.94	$ 11.67	$ 12.50
Net investment income (loss) (a)	0.16	0.21	0.17	0.20	0.19	0.15
Net realized and unrealized gain (loss)	0.46	(2.01)	1.64	0.34	0.70	(0.52)
Total from investment operations	0.62	(1.80)	1.81	0.54	0.89	(0.37)
Less distributions:
From net investment income	(0.11)	(0.40)	(0.16)	(0.24)	(0.24)	(0.22)
From net realized gain on investments	(0.19)	(0.58)	(0.37)	(0.05)	(0.38)	(0.24)
Total distributions	(0.30)	(0.98)	(0.53)	(0.29)	(0.62)	(0.46)
Net asset value at end of period	$ 11.01	$ 10.69	$ 13.47	$ 12.19	$ 11.94	$ 11.67
Total investment return (b)	5.88%	(14.34)%	15.12%	4.59%	8.20%	(3.06)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.01%††	1.80%	1.32%	1.66%	1.68%	1.25%
Net expenses (c)	0.71%††	0.70%	0.72%	0.73%	0.73%	0.71%
Portfolio turnover rate	7%	38%	25%	70%	46%	59%
Net assets at end of period (in 000’s)	$ 2,353	$ 2,196	$ 1,831	$ 1,249	$ 739	$ 442

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Conservative Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class		2022	2021	2020
Net asset value at beginning of period	$ 10.71	$ 13.50	$ 12.23	$ 12.58**
Net investment income (loss) (a)	0.16	0.20	0.17	0.03
Net realized and unrealized gain (loss)	0.45	(2.02)	1.63	(0.38)
Total from investment operations	0.61	(1.82)	1.80	(0.35)
Less distributions:
From net investment income	(0.10)	(0.39)	(0.16)	—
From net realized gain on investments	(0.19)	(0.58)	(0.37)	—
Total distributions	(0.29)	(0.97)	(0.53)	—
Net asset value at end of period	$ 11.03	$ 10.71	$ 13.50	$ 12.23
Total investment return (b)	5.82%	(14.45)%	14.98%	(2.78)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.92%††	1.74%	1.27%	1.25%††
Net expenses (c)(d)	0.77%††	0.80%	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.77%††	0.80%	0.89%	0.88%††
Portfolio turnover rate	7%	38%	25%	70%
Net assets at end of period (in 000’s)	$ 1,884	$ 1,301	$ 304	$ 27

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

MainStay Moderate Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3.00% Initial Sales Charge	With sales charges	4/4/2005	3.26%	-2.75%	3.12%	4.73%	0.85%
		Excluding sales charges		6.46	0.26	4.30	5.32	0.85
Investor Class Shares[3,4]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	3.72	-2.38	2.93	4.55	1.12
		Excluding sales charges		6.38	0.13	4.10	5.14	1.12
Class B Shares[5]	Maximum 5.00% CDSC	With sales charges	4/4/2005	0.97	-5.42	3.00	4.35	1.87
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		5.97	-0.67	3.32	4.35	1.87
Class C Shares	Maximum 1.00% CDSC	With sales charges	4/4/2005	4.97	-1.62	3.32	4.35	1.87
	if Redeemed Within One Year of Purchase	Excluding sales charges		5.97	-0.67	3.32	4.35	1.87
Class I Shares	No Sales Charge		4/4/2005	6.68	0.53	4.57	5.59	0.60
Class R2 Shares	No Sales Charge		6/14/2019	6.44	0.16	N/A	5.10	0.95
Class R3 Shares	No Sales Charge		2/29/2016	6.35	-0.02	3.95	6.02	1.20
SIMPLE Class Shares	No Sales Charge		8/31/2020	6.28	-0.14	N/A	2.27	1.25

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
24	MainStay Moderate Allocation Fund

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	8.63%	2.66%	11.45%	12.20%
MSCI EAFE® Index (Net)[3]	24.19	8.42	3.63	4.76
Bloomberg U.S. Aggregate Bond Index[4]	6.91	-0.43	1.18	1.32
Moderate Allocation Composite Index[5]	10.23	2.58	6.45	6.93
Morningstar Moderate Allocation Category Average[6]	6.50	-0.20	5.38	6.03

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
4.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
5.	The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Prior to February 28, 2014, the Moderate Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg U.S. Aggregate Bond Index weighted 50%, 10%, and 40%, respectively.
6.	The Morningstar Moderate Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderate strategies seek to balance preservation of capital with appreciation. They typically expect volatility similar to a strategic equity exposure between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
25

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,064.60	$1.74	$1,023.11	$1.71	0.34%
Investor Class Shares	$1,000.00	$1,063.80	$2.81	$1,022.07	$2.76	0.55%
Class B Shares	$1,000.00	$1,059.70	$6.64	$1,018.35	$6.51	1.30%
Class C Shares	$1,000.00	$1,059.70	$6.64	$1,018.35	$6.51	1.30%
Class I Shares	$1,000.00	$1,066.80	$0.46	$1,024.35	$0.45	0.09%
Class R2 Shares	$1,000.00	$1,064.40	$2.25	$1,022.61	$2.21	0.44%
Class R3 Shares	$1,000.00	$1,063.50	$3.53	$1,021.37	$3.46	0.69%
SIMPLE Class Shares	$1,000.00	$1,062.80	$4.04	$1,020.88	$3.96	0.79%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
26	MainStay Moderate Allocation Fund

Asset Diversification as of April 30, 2023 (Unaudited)
Equity Funds	56.6%
Fixed Income Funds	32.6
Short-Term Investment	10.6
Other Assets, Less Liabilities	0.2
See Portfolio of Investments beginning on page 32 for specific holdings within these categories. The Fund’s holdings are subject to change.

27

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Moderate Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay Moderate Allocation Fund returned 6.68%, underperforming the 8.63% return of the Fund’s primary benchmark, the S&P 500® Index, (the “Index”) and the 24.19% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the 6.91% return of the Bloomberg U.S. Aggregate Bond Index, and the 10.23% return of the Moderate Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2023, Class I shares of the Fund outperformed the 6.50% return of the Morningstar Moderate Allocation Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks. During the reporting period, asset class policy was the primary determinant of the Fund's relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund underperformed this internally maintained blend of indices, primarily due to active positioning at the asset class level and soft Underlying Fund performance.
Our management of the Fund’s stock/bond blend had little impact on relative performance, as returns generated in the process of controlling that mix were effectively flat. We held the allocation near neutral for much of the reporting period, but pulled capital away from equities in small measure during periods of pricing strength with an eye toward reinvesting when markets soften. (As of the end of the reporting period, the Fund held modestly underweight exposure to equities, awaiting just such an opportunity.)
Rather, performance within asset classes undermined the Fund’s relative returns. A persistent bias toward small-cap names, expressed through exposure to the S&P Small Cap 600™ Index,2 detracted materially from relative performance. While relative valuations for small-cap stocks were much more attractive than the historical norm, small companies are significantly more sensitive to changes in bank financing conditions than large companies that can issue bonds. Fast-rising costs on bank loans, coupled with concerns about future credit availability in the wake of the bank crisis that broke in March and April 2023, weighed heavily on the smaller end of the capitalization spectrum. In contrast, mega-cap technology and technology-related companies—including Microsoft, Apple, Tesla, Meta Platforms and Amazon.com—performed well.
Underweight exposure to non-U.S. developed markets also detracted materially from performance. We believed Europe was particularly vulnerable to disruption, owing largely to the Russian invasion of Ukraine and the accompanying strain on energy supplies. However, an unusually mild winter granted the region a reprieve, and these markets ultimately performed quite well.
Tilts favoring defensive sectors (health care and utilities) and energy companies further detracted from active returns. Basically, any skew in the Fund away from mega-cap, technology-oriented companies was a drag on relative results.
Some of the Fund’s equity positions enhanced returns. Exposure to gold miners, for example, supported performance as gold prices moved sharply upward in response to falling Treasury bond yields and mounting concerns regarding a potential default arising from a failure to raise the debt ceiling. We closed the Fund’s gold mining position by the end of the reporting period, recognizing that further upside appeared less likely.
The fixed-income portion of the Fund also weighed on results, although far less so, largely as a result of accumulating cash to reduce duration.3 Treasury bond yields fell as inflation readings cooled and expectations increased for a relaxation in monetary policy at some point in the not-too-distant future.
A few Underlying Funds detracted from relative performance by underperforming their market segments. The most prominent included MainStay Candriam Emerging Markets Equity Fund,

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	The S&P SmallCap 600™ Index covers roughly the small-cap range of American stocks, using a capitalization-weighted index. Capitalization range is from $850 million to $3.7 billion.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
28	MainStay Moderate Allocation Fund

MainStay MacKay International Equity Fund and MainStay WMC Value Fund.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as detracting from the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: We held equity exposure within the Fund relatively close to neutral during the reporting period. We are generally reluctant to position the Fund with underweight equity exposure since stocks tend to perform well over time and anticipating drawdowns is challenging. The opposite is less true. We are happy to lean into equities when we believe they are well-supported fundamentally or when a correction has run further than we believe appropriate. This policy stance shifted slightly in 2023, however, when the Fund adopted a slightly underweight position in equities following a sharp rally in January. We increased this underweight posture later in the reporting period as turmoil among banks increased the likelihood of a near-term recession.
Duration: Believing inflationary pressures to be at least partially structural in nature and likely to persist at elevated levels for the foreseeable future, we skewed the Fund’s fixed-income holdings to favor shorter-maturity instruments that are less sensitive to rising bond yields. Over the latter months of the reporting period, the duration of the Fund stood slightly shorter than that of the Bloomberg U.S. Aggregate Bond Index.
Equity style: In the same way that inflation threatens long-duration bonds, equities with values disproportionately reflected in more distant cash flows (i.e., growth stocks with high prices relative to current earnings) are likewise vulnerable. Accordingly, the Fund maintained a long-standing tilt to emphasize value stocks that offered more attractive near-term cash flows, placing particular focus on traditionally defensive sectors: real estate, utilities, consumer staples and (most of all) health care. This positioning proved unhelpful during the reporting period, when a handful of large, high-growth companies dominated market performance.
Equity size: Compared to the Index, the Fund held significantly overweight exposure to small-company stocks. We based this positioning on several small-cap characteristics: attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained robust. This stance detracted from Fund performance in the spring of 2023 as small companies, which tend to be heavily dependent on bank financing, proved vulnerable to the aggressive, tightening lending standards implemented during the bank crisis mentioned above. Accordingly, we unwound most of the Fund’s small cap bias by the end of the reporting period.
Geographic exposure: Following Russia’s invasion of Ukraine and the energy crisis that ensued, the Fund maintained underweight exposure to developed international markets. However, non-U.S. developed markets fared well during the reporting period, benefiting from an unusually mild winter that reduced the strain on energy reserves and the reopening of China following the end of the country’s zero-COVID-19 restrictions.
Energy: The Fund maintained exposure to upstream energy producers and oilfield/gas field service providers as a commodity play to provide an additional inflation hedge. These holdings also positioned the Fund to take advantage of opportunities for domestic producers to benefit as Western nations revisit energy policy to source supplies from stable and friendly jurisdictions rather than autocratic petrostates that present national security risks. The Fund’s small, but volatile, energy position had a disproportionately negative impact on performance.
How did the Fund’s allocations change over the course of the reporting period?
We generally implement the Fund’s positioning through derivatives, specifically total return swaps. During the reporting period, we used swaps to substantially reduce exposure to small-cap stocks in response to the ongoing bank crisis. We sold shares of MainStay Floating Rate Fund to shift assets away from lower-credit-quality, fixed-income instruments in preparation for a potentially fast-approaching recession. We also unwound the Fund’s swap exposure to VanEck Gold Miners ETF, taking profits and exiting the trade on a high note. Lastly, we used swaps to tilt the Fund away from firms we viewed as especially vulnerable in an environment of fast-rising interest rates and tightening lending standards. These included stocks that were either heavily dependent on floating-rate loans (such as Uber, United Airlines and Carnival) or that generated insufficient operating income to retire debt as it came due (so-called “zombie” companies, such as Royal Caribbean, Wynn Resorts and Rivian).
Through swaps, we increased the Fund’s exposure to iShares MSCI EAFE ETF, thereby increasing exposure to non-U.S. developed markets in response to unexpectedly strong global economic activity. The Fund used swaps to take a position in The Materials Select Sector SPDR® Fund as a hedge against stubborn inflation, as protection against a potentially weakening dollar and as a way to benefit from supply-chain reengineering and the desire of manufacturers to source raw materials from friendly, reliable geographies. The Fund also used swaps to initiate a position in iShares MSCI Japan ETF, since we viewed Japanese equity valuations as attractive, export conditions as favorable and we believe the Japanese yen is likely to appreciate should the
29

country’s central bank further relax, or even abandon, its existing yield curve4 control policy.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Fund’s top-performing Underlying Equity Funds that were held for the entire reporting period included MainStay Epoch International Choice Fund, IQ 500 International ETF and IQ Candriam ESG International Equity ETF. The worst-performing positions involved swap agreements in which the Fund paid the return (effectively holding short positions) in Vanguard FTSE Europe ETF, iShares MSCI EAFE ETF and iShares MSCI Emerging Markets ETF. The lowest returns on positions owned outright, or for which the Fund received the total return in a swap, were for SPDR® S&P® Oil & Gas Exploration ETF, VanEck Oil Services ETF and MainStay WMC Small Companies Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
The strongest positive contributions to performance came from MainStay Winslow Large Cap Growth Fund, MainStay WMC Growth Fund and IQ 500 International ETF. (Contributions take weightings and total returns into account.) Only two direct Fund holdings detracted from absolute returns: MainStay WMC Small Companies Fund and IQ Chaikin U.S. Small Cap ETF. Losses were greater for swap positions in which the Fund paid the return, including iShares MSCI EAFE ETF and Vanguard FTSE Europe ETF.
During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?
The Fund held only five fixed-income positions for the entire reporting period, all of which generated positive returns. The three best-performing Funds included MainStay MacKay Total Return Bond Fund, IQ MacKay ESG Core Plus Bond ETF and MainStay MacKay High Yield Corporate Bond Fund. The lowest total returns came from MainStay MacKay Short Duration High Yield Fund and MainStay Floating Rate Fund.
Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?
All Underlying Fixed-Income Funds posted positive returns during the reporting period. Top contributors included MainStay MacKay Total Return Bond Fund, IQ MacKay ESG Core Plus Bond ETF and MainStay Floating Rate Fund. Those contributing least included MainStay Short Term Bond Fund (owned for only part of the reporting period), MainStay MacKay Short Duration High Yield Fund and MainStay MacKay High Yield Corporate Bond Fund.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, we believe a near-term recession looks highly probable. We base our opinion on a wide range of variables, including the shape of the yield curve, trends in business surveys, a decline in money supply, tightening credit conditions and the steady drawdown of savings accumulated during the pandemic, among other factors. We expect corporate profits to decline over the next several quarters, eventually driving stock prices lower while pushing credit spreads5 out. Accordingly, we continue to position the Fund defensively.
The Fund’s defensive posture begins at the top of the portfolio, with a modest tilt away from equities. We generally avoid underweight equity allocations, as they usually stand on the wrong side of history—stocks rise more often than not. However, we firmly believe that current valuations are quite rich given the daunting array of risks the economy and the amarkets face, including an historically extreme rise in rates, the looming debt ceiling, the unresolved bank crisis and geopolitical uncertainty, to name a few. We maintain that caution is the better part of valor under these circumstances.
Defensive positioning is clearly visible within asset classes as well. On the equity side, the Fund favors sectors—such as consumer staples, utilities and health care—that have generally exhibited
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
30	MainStay Moderate Allocation Fund

lower volatility and retained their value better during drawdowns. We have effectively removed the Fund’s bias toward historically higher-beta,6 small-cap stocks, which had been in place for the past several quarters. We also tilted the Fund away from a set of companies deemed to be especially vulnerable to a tightening credit environment. Within fixed income, the Fund now holds a below-Index-weight position in bank loans. In addition, we have skewed high-yield bond positions to favor lower-duration instruments, which tend to exhibit less volatility and smaller losses than longer-maturity bonds.
Energy stocks tend to be more cyclical. The Fund’s overweight allocation to the sector may seem inconsistent with our otherwise cautious current posture, although relative valuation within energy appears attractive. We believe supply/demand dynamics should prove supportive of pricing over time for underlying energy commodities, as well as for stocks of companies involved in the production, processing and distribution of these resources.
6.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
31

Portfolio of Investments April 30, 2023†^(Unaudited)
	Shares	Value
Affiliated Investment Companies 89.2%
Equity Funds 56.6%
IQ 500 International ETF (a)	602,596	$ 19,101,269
IQ Candriam ESG International Equity ETF (a)	705,860	19,354,681
IQ Candriam ESG U.S. Large Cap Equity ETF (a)	1,179,602	42,067,556
IQ Chaikin U.S. Large Cap ETF (a)	1,061,296	34,650,359
IQ Chaikin U.S. Small Cap ETF (a)	637,814	19,585,546
IQ FTSE International Equity Currency Neutral ETF	658,128	15,584,471
IQ Winslow Large Cap Growth ETF (a)	127,854	3,668,119
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	2,104,215	18,649,451
MainStay Epoch Capital Growth Fund Class I (a)	223,883	2,729,648
MainStay Epoch International Choice Fund Class I (a)	366,647	14,246,584
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	1,813,104	34,905,883
MainStay MacKay International Equity Fund Class R6 (a)	846,021	13,550,971
MainStay S&P 500 Index Fund Class I	237,605	11,602,768
MainStay Winslow Large Cap Growth Fund Class R6	4,088,569	38,375,307
MainStay WMC Enduring Capital Fund Class R6 (a)	1,087,488	33,038,756
MainStay WMC Growth Fund Class R6 (a)	1,207,286	41,901,264
MainStay WMC International Research Equity Fund Class I (a)	1,915,762	13,622,026
MainStay WMC Small Companies Fund Class I (a)	1,051,529	21,548,245
MainStay WMC Value Fund Class R6 (a)	1,153,031	33,301,029
Total Equity Funds (Cost $380,802,412)		431,483,933
Fixed Income Funds 32.6%
IQ MacKay ESG Core Plus Bond ETF (a)	4,063,742	86,330,135
	Shares	Value

Fixed Income Funds (continued)
MainStay Floating Rate Fund Class R6 (a)	3,491,841	$ 30,505,419
MainStay MacKay High Yield Corporate Bond Fund Class R6	3,491,721	17,547,991
MainStay MacKay Short Duration High Yield Fund Class I	2,212,102	20,575,426
MainStay MacKay Total Return Bond Fund Class R6 (a)	9,541,394	86,552,843
MainStay Short Term Bond Fund Class I (a)	830,522	7,585,075
Total Fixed Income Funds (Cost $265,378,069)		249,096,889
Total Affiliated Investment Companies (Cost $646,180,481)		680,580,822
Short-Term Investment 10.6%
Affiliated Investment Company 10.6%
MainStay U.S. Government Liquidity Fund, 3.98% (a)(b)	80,405,939	80,405,939
Total Short-Term Investment (Cost $80,405,939)	10.6%	80,405,939
Total Investments (Cost $726,586,420)	99.8%	760,986,761
Other Assets, Less Liabilities	0.2	1,802,049
Net Assets	100.0%	$ 762,788,810

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	As of April 30, 2023, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(b)	Current yield as of April 30, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay Moderate Allocation Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 500 International ETF	$ 18,459	$ —	$ (3,202)	$ 89	$ 3,755	$ 19,101	$ 221	$ —	603
IQ Candriam ESG International Equity ETF	18,290	—	(2,795)	(174)	4,034	19,355	195	—	706
IQ Candriam ESG U.S. Large Cap Equity ETF	40,833	1,079	(3,344)	(110)	3,610	42,068	313	—	1,180
IQ Chaikin U.S. Large Cap ETF	33,636	166	(711)	(59)	1,618	34,650	266	—	1,061
IQ Chaikin U.S. Small Cap ETF	19,364	3,732	(2,433)	67	(1,144)	19,586	170	—	638
IQ FTSE International Equity Currency Neutral ETF	14,832	—	(1,546)	120	2,178	15,584	150	276	658
IQ MacKay ESG Core Plus Bond ETF	81,518	7,054	(6,361)	(895)	5,014	86,330	1,817	—	4,064
IQ Winslow Large Cap Growth ETF	2,048	1,236	—	—	384	3,668	1	—	128
MainStay Candriam Emerging Markets Equity Fund Class R6	17,194	763	(551)	(244)	1,487	18,649	208	—	2,104
MainStay Epoch Capital Growth Fund Class I	2,620	39	(337)	(60)	468	2,730	12	27	224
MainStay Epoch International Choice Fund Class I	13,434	179	(2,399)	202	2,831	14,247	178	—	367
MainStay Epoch U.S. Equity Yield Fund Class R6	34,910	1,774	(2,278)	(42)	542	34,906	423	513	1,813
MainStay Floating Rate Fund Class R6	36,091	3,185	(9,561)	(453)	1,244	30,506	1,439	—	3,492
MainStay MacKay High Yield Corporate Bond Fund Class R6	16,707	1,347	(1,064)	(140)	698	17,548	494	—	3,492
MainStay MacKay International Equity Fund Class R6	12,908	76	(1,273)	(407)	2,247	13,551	75	—	846
MainStay MacKay Short Duration High Yield Fund Class I	19,637	1,719	(1,246)	(69)	534	20,575	563	—	2,212
MainStay MacKay Total Return Bond Fund Class R6	81,542	7,395	(7,353)	(1,457)	6,426	86,553	1,887	—	9,541
MainStay S&P 500 Index Fund Class I	11,189	1,220	(694)	(15)	(97)	11,603	157	890	238
MainStay Short Term Bond Fund Class I	—	7,591	—	—	(6)	7,585	22	—	831
MainStay U.S. Government Liquidity Fund	78,208	44,390	(42,192)	—	—	80,406	1,552	—	80,406
MainStay Winslow Large Cap Growth Fund Class R6	37,582	4,332	(3,776)	(1,625)	1,862	38,375	88	4,202	4,089
MainStay WMC Enduring Capital Fund Class R6	31,970	2,385	(1,483)	(134)	301	33,039	188	1,158	1,087
MainStay WMC Growth Fund Class R6	39,737	1,936	(4,190)	(2,735)	7,153	41,901	—	—	1,207
MainStay WMC International Research Equity Fund Class I	13,180	279	(2,305)	(215)	2,683	13,622	278	—	1,916
MainStay WMC Small Companies Fund Class I	20,587	4,967	(2,285)	(120)	(1,601)	21,548	450	—	1,052
MainStay WMC Value Fund Class R6	33,414	2,408	(1,119)	17	(1,419)	33,301	551	1,247	1,153
	$ 729,890	$99,252	$(104,498)	$(8,459)	$ 44,802	$ 760,987	$11,698	$8,313
Swap Contracts
Open OTC total return equity swap contracts as of April 30, 2023 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi Levered Loan Basket	1 day FEDF minus 0.20%	12/4/23	Daily	(3,813)	$ —
Citibank NA	Citi Zombie Company Basket	1 day FEDF minus 0.50%	12/4/23	Daily	(1,874)	—
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/4/23	Daily	7,650	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/4/23	Daily	(11,675)	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.54%	12/4/23	Daily	(11,323)	—
JPMorgan Chase Bank NA	iShares MSCI Japan ETF	1 day FEDF plus 0.15%	4/24/24	Daily	7,626	—
JPMorgan Chase Bank NA	Materials Select Sector SPDR Fund	1 day FEDF plus 0.18%	2/5/24	Daily	7,446	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/4/23	Daily	(19,348)	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF plus 0.15%	4/9/24	Daily	(15,888)	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF plus 0.15%	4/24/24	Daily	(7,520)	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/4/23	Daily	7,586	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.05%	12/4/23	Daily	(8,143)	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.40%	12/4/23	Daily	37,775	$ —
Citibank NA	S&P Midcap 400 Total Return Index	1 day FEDF plus 0.31%	12/4/23	Daily	22,211	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/4/23	Daily	7,282	—
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/4/23	Daily	3,671	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 5.00%	12/4/23	Daily	(7,871)	—
						$ —

1.	As of April 30, 2023, cash in the amount $3,368,000 was pledged to brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of April 30, 2023.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 431,483,933	$ —	$ —	$ 431,483,933
Fixed Income Funds	249,096,889	—	—	249,096,889
Total Affiliated Investment Companies	680,580,822	—	—	680,580,822
Short-Term Investment
Affiliated Investment Company	80,405,939	—	—	80,405,939
Total Investments in Securities	$ 760,986,761	$ —	$ —	$ 760,986,761

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay Moderate Allocation Fund

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $726,586,420)	$760,986,761
Cash collateral on deposit at broker for swap contracts	3,368,000
Receivables:
Fund shares sold	617,087
Dividends and interest	473,456
Manager (See Note 3)	13,436
Other assets	80,871
Total assets	765,539,611
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	1,903,531
Investment securities purchased	227,358
Fund shares redeemed	183,626
NYLIFE Distributors (See Note 3)	174,090
Transfer agent (See Note 3)	166,759
Shareholder communication	64,389
Professional fees	19,617
Custodian	10,543
Accrued expenses	888
Total liabilities	2,750,801
Net assets	$762,788,810
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 62,348
Additional paid-in-capital	742,464,181
742,526,529
Total distributable earnings (loss)	20,262,281
Net assets	$762,788,810
Class A
Net assets applicable to outstanding shares	$632,450,402
Shares of beneficial interest outstanding	51,694,417
Net asset value per share outstanding	$ 12.23
Maximum sales charge (3.00% of offering price)	0.38
Maximum offering price per share outstanding	$ 12.61
Investor Class
Net assets applicable to outstanding shares	$ 85,918,456
Shares of beneficial interest outstanding	7,004,353
Net asset value per share outstanding	$ 12.27
Maximum sales charge (2.50% of offering price)	0.31
Maximum offering price per share outstanding	$ 12.58
Class B
Net assets applicable to outstanding shares	$ 11,804,797
Shares of beneficial interest outstanding	974,633
Net asset value and offering price per share outstanding	$ 12.11
Class C
Net assets applicable to outstanding shares	$ 17,431,609
Shares of beneficial interest outstanding	1,439,690
Net asset value and offering price per share outstanding	$ 12.11
Class I
Net assets applicable to outstanding shares	$ 8,135,914
Shares of beneficial interest outstanding	659,448
Net asset value and offering price per share outstanding	$ 12.34
Class R2
Net assets applicable to outstanding shares	$ 165,057
Shares of beneficial interest outstanding	13,497
Net asset value and offering price per share outstanding	$ 12.23
Class R3
Net assets applicable to outstanding shares	$ 1,725,005
Shares of beneficial interest outstanding	141,310
Net asset value and offering price per share outstanding	$ 12.21
SIMPLE Class
Net assets applicable to outstanding shares	$ 5,157,570
Shares of beneficial interest outstanding	420,713
Net asset value and offering price per share outstanding	$ 12.26

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$11,697,531
Expenses
Distribution/Service—Class A (See Note 3)	775,509
Distribution/Service—Investor Class (See Note 3)	107,181
Distribution/Service—Class B (See Note 3)	67,385
Distribution/Service—Class C (See Note 3)	92,883
Distribution/Service—Class R2 (See Note 3)	201
Distribution/Service—Class R3 (See Note 3)	4,083
Distribution/Service—SIMPLE Class (See Note 3)	10,130
Transfer agent (See Note 3)	429,008
Registration	57,686
Professional fees	45,048
Custodian	21,452
Trustees	8,979
Shareholder communication	1,548
Shareholder service (See Note 3)	896
Miscellaneous	10,609
Total expenses before waiver/reimbursement	1,632,598
Expense waiver/reimbursement from Manager (See Note 3)	(96,863)
Reimbursement from prior custodian(a)	(1,503)
Net expenses	1,534,232
Net investment income (loss)	10,163,299
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(8,459,005)
Realized capital gain distributions from affiliated investment companies	8,313,419
Swap transactions	(7,537,972)
Net realized gain (loss)	(7,683,558)
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	44,801,911
Net realized and unrealized gain (loss)	37,118,353
Net increase (decrease) in net assets resulting from operations	$47,281,652

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay Moderate Allocation Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 10,163,299	$ 12,867,285
Net realized gain (loss)	(7,683,558)	34,686,243
Net change in unrealized appreciation (depreciation)	44,801,911	(181,325,599)
Net increase (decrease) in net assets resulting from operations	47,281,652	(133,772,071)
Distributions to shareholders:
Class A	(33,143,840)	(64,034,427)
Investor Class	(4,344,071)	(8,433,971)
Class B	(609,120)	(1,976,049)
Class C	(828,328)	(2,293,600)
Class I	(476,779)	(1,040,013)
Class R2	(8,356)	(15,531)
Class R3	(80,138)	(139,179)
SIMPLE Class	(179,559)	(100,741)
Total distributions to shareholders	(39,670,191)	(78,033,511)
Capital share transactions:
Net proceeds from sales of shares	29,766,761	79,637,492
Net asset value of shares issued to shareholders in reinvestment of distributions	39,401,121	77,450,338
Cost of shares redeemed	(51,353,424)	(101,599,989)
Increase (decrease) in net assets derived from capital share transactions	17,814,458	55,487,841
Net increase (decrease) in net assets	25,425,919	(156,317,741)
Net Assets
Beginning of period	737,362,891	893,680,632
End of period	$762,788,810	$ 737,362,891
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 12.14	$ 15.64	$ 13.41	$ 13.28	$ 13.14	$ 14.23
Net investment income (loss) (a)	0.17	0.22	0.20	0.24	0.23	0.20
Net realized and unrealized gain (loss)	0.59	(2.35)	2.83	0.41	0.81	(0.53)
Total from investment operations	0.76	(2.13)	3.03	0.65	1.04	(0.33)
Less distributions:
From net investment income	(0.13)	(0.53)	(0.23)	(0.26)	(0.27)	(0.31)
From net realized gain on investments	(0.54)	(0.84)	(0.57)	(0.26)	(0.63)	(0.45)
Total distributions	(0.67)	(1.37)	(0.80)	(0.52)	(0.90)	(0.76)
Net asset value at end of period	$ 12.23	$ 12.14	$ 15.64	$ 13.41	$ 13.28	$ 13.14
Total investment return (b)	6.46%	(14.97)%	23.28%	4.96%	8.88%	(2.58)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.76%††	1.65%	1.32%	1.87%	1.82%	1.47%
Net expenses (c)	0.34%††	0.34%	0.35%	0.36%	0.36%	0.34%
Portfolio turnover rate	8%	32%	29%	59%	45%	52%
Net assets at end of period (in 000’s)	$ 632,450	$ 605,511	$ 721,363	$ 568,079	$ 553,530	$ 480,956

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 12.16	$ 15.65	$ 13.42	$ 13.28	$ 13.14	$ 14.22
Net investment income (loss) (a)	0.16	0.19	0.17	0.22	0.21	0.18
Net realized and unrealized gain (loss)	0.59	(2.34)	2.82	0.41	0.81	(0.54)
Total from investment operations	0.75	(2.15)	2.99	0.63	1.02	(0.36)
Less distributions:
From net investment income	(0.10)	(0.50)	(0.19)	(0.23)	(0.25)	(0.27)
From net realized gain on investments	(0.54)	(0.84)	(0.57)	(0.26)	(0.63)	(0.45)
Total distributions	(0.64)	(1.34)	(0.76)	(0.49)	(0.88)	(0.72)
Net asset value at end of period	$ 12.27	$ 12.16	$ 15.65	$ 13.42	$ 13.28	$ 13.14
Total investment return (b)	6.38%	(15.08)%	22.97%	4.83%	8.64%	(2.78)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.57%††	1.45%	1.12%	1.68%	1.60%	1.30%
Net expenses (c)	0.55%††	0.55%	0.55%	0.55%	0.55%	0.51%
Expenses (before waiver/reimbursement) (c)	0.71%††	0.61%	0.67%	0.66%	0.64%	0.58%
Portfolio turnover rate	8%	32%	29%	59%	45%	52%
Net assets at end of period (in 000's)	$ 85,918	$ 84,180	$ 101,233	$ 101,831	$ 104,946	$ 84,202

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay Moderate Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 11.96	$ 15.42	$ 13.23	$ 13.09	$ 12.94	$ 14.00
Net investment income (loss) (a)	0.11	0.09	0.06	0.13	0.12	0.08
Net realized and unrealized gain (loss)	0.59	(2.32)	2.79	0.39	0.79	(0.53)
Total from investment operations	0.70	(2.23)	2.85	0.52	0.91	(0.45)
Less distributions:
From net investment income	(0.01)	(0.39)	(0.09)	(0.12)	(0.13)	(0.16)
From net realized gain on investments	(0.54)	(0.84)	(0.57)	(0.26)	(0.63)	(0.45)
Total distributions	(0.55)	(1.23)	(0.66)	(0.38)	(0.76)	(0.61)
Net asset value at end of period	$ 12.11	$ 11.96	$ 15.42	$ 13.23	$ 13.09	$ 12.94
Total investment return (b)	5.97%	(15.77)%	22.04%	4.03%	7.82%	(3.45)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.83%††	0.70%	0.43%	1.00%	0.96%	0.60%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.26%
Expenses (before waiver/reimbursement) (c)	1.47%††	1.36%	1.42%	1.40%	1.38%	1.33%
Portfolio turnover rate	8%	32%	29%	59%	45%	52%
Net assets at end of period (in 000’s)	$ 11,805	$ 14,890	$ 27,037	$ 31,682	$ 40,817	$ 50,416

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 11.96	$ 15.42	$ 13.23	$ 13.08	$ 12.93	$ 14.00
Net investment income (loss) (a)	0.11	0.09	0.06	0.13	0.13	0.08
Net realized and unrealized gain (loss)	0.59	(2.32)	2.79	0.40	0.78	(0.54)
Total from investment operations	0.70	(2.23)	2.85	0.53	0.91	(0.46)
Less distributions:
From net investment income	(0.01)	(0.39)	(0.09)	(0.12)	(0.13)	(0.16)
From net realized gain on investments	(0.54)	(0.84)	(0.57)	(0.26)	(0.63)	(0.45)
Total distributions	(0.55)	(1.23)	(0.66)	(0.38)	(0.76)	(0.61)
Net asset value at end of period	$ 12.11	$ 11.96	$ 15.42	$ 13.23	$ 13.08	$ 12.93
Total investment return (b)	5.97%	(15.76)%	22.05%	4.11%	7.83%	(3.52)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.83%††	0.70%	0.40%	0.99%	1.00%	0.59%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.26%
Expenses (before waiver/reimbursement) (c)	1.47%††	1.36%	1.42%	1.40%	1.38%	1.33%
Portfolio turnover rate	8%	32%	29%	59%	45%	52%
Net assets at end of period (in 000’s)	$ 17,432	$ 19,531	$ 30,309	$ 35,483	$ 43,681	$ 57,496

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 12.25	$ 15.77	$ 13.52	$ 13.37	$ 13.24	$ 14.34
Net investment income (loss) (a)	0.18	0.26	0.23	0.30	0.28	0.24
Net realized and unrealized gain (loss)	0.61	(2.37)	2.85	0.40	0.79	(0.54)
Total from investment operations	0.79	(2.11)	3.08	0.70	1.07	(0.30)
Less distributions:
From net investment income	(0.16)	(0.57)	(0.26)	(0.29)	(0.31)	(0.35)
From net realized gain on investments	(0.54)	(0.84)	(0.57)	(0.26)	(0.63)	(0.45)
Total distributions	(0.70)	(1.41)	(0.83)	(0.55)	(0.94)	(0.80)
Net asset value at end of period	$ 12.34	$ 12.25	$ 15.77	$ 13.52	$ 13.37	$ 13.24
Total investment return (b)	6.68%	(14.76)%	23.52%	5.33%	9.04%	(2.39)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.01%††	1.91%	1.55%	2.31%	2.15%	1.75%
Net expenses (c)	0.09%††	0.09%	0.10%	0.11%	0.11%	0.09%
Portfolio turnover rate	8%	32%	29%	59%	45%	52%
Net assets at end of period (in 000’s)	$ 8,136	$ 8,483	$ 11,150	$ 8,586	$ 11,687	$ 13,108

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,			June 14, 2019^ through October 31, 2019
Class R2		2022	2021	2020
Net asset value at beginning of period	$ 12.13	$ 15.62	$ 13.40	$ 13.27	$ 12.78
Net investment income (loss) (a)	0.16	0.21	0.18	0.24	0.06
Net realized and unrealized gain (loss)	0.60	(2.34)	2.82	0.40	0.43
Total from investment operations	0.76	(2.13)	3.00	0.64	0.49
Less distributions:
From net investment income	(0.12)	(0.52)	(0.21)	(0.25)	—
From net realized gain on investments	(0.54)	(0.84)	(0.57)	(0.26)	—
Total distributions	(0.66)	(1.36)	(0.78)	(0.51)	—
Net asset value at end of period	$ 12.23	$ 12.13	$ 15.62	$ 13.40	$ 13.27
Total investment return (b)	6.44%	(15.01)%	23.10%	4.89%	3.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.66%††	1.56%	1.22%	1.81%	1.13%††
Net expenses (c)	0.44%††	0.44%	0.45%	0.46%	0.47%††
Portfolio turnover rate	8%	32%	29%	59%	45%
Net assets at end of period (in 000’s)	$ 165	$ 155	$ 177	$ 141	$ 147

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay Moderate Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R3		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 12.09	$ 15.58	$ 13.37	$ 13.24	$ 13.09	$ 14.20
Net investment income (loss) (a)	0.15	0.17	0.14	0.20	0.17	0.13
Net realized and unrealized gain (loss)	0.59	(2.34)	2.82	0.42	0.82	(0.50)
Total from investment operations	0.74	(2.17)	2.96	0.62	0.99	(0.37)
Less distributions:
From net investment income	(0.08)	(0.48)	(0.18)	(0.23)	(0.21)	(0.29)
From net realized gain on investments	(0.54)	(0.84)	(0.57)	(0.26)	(0.63)	(0.45)
Total distributions	(0.62)	(1.32)	(0.75)	(0.49)	(0.84)	(0.74)
Net asset value at end of period	$ 12.21	$ 12.09	$ 15.58	$ 13.37	$ 13.24	$ 13.09
Total investment return (b)	6.35%	(15.27)%	22.79%	4.70%	8.46%	(2.91)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.41%††	1.30%	0.96%	1.54%	1.32%	0.94%
Net expenses (c)	0.69%††	0.69%	0.70%	0.71%	0.71%	0.69%
Portfolio turnover rate	8%	32%	29%	59%	45%	52%
Net assets at end of period (in 000’s)	$ 1,725	$ 1,601	$ 1,557	$ 964	$ 1,004	$ 459

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class		2022	2021	2020
Net asset value at beginning of period	$ 12.13	$ 15.62	$ 13.42	$ 13.95**
Net investment income (loss) (a)	0.14	0.15	0.11	0.02
Net realized and unrealized gain (loss)	0.60	(2.34)	2.84	(0.55)
Total from investment operations	0.74	(2.19)	2.95	(0.53)
Less distributions:
From net investment income	(0.07)	(0.46)	(0.18)	—
From net realized gain on investments	(0.54)	(0.84)	(0.57)	—
Total distributions	(0.61)	(1.30)	(0.75)	—
Net asset value at end of period	$ 12.26	$ 12.13	$ 15.62	$ 13.42
Total investment return (b)	6.28%	(15.33)%	22.61%	(3.80)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.24%††	1.19%	0.75%	0.95%††
Net expenses (c)	0.79%††	0.80%	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.79%††	0.86%	0.92%	0.93%††
Portfolio turnover rate	8%	32%	29%	59%
Net assets at end of period (in 000’s)	$ 5,158	$ 3,013	$ 853	$ 38

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay Moderate Allocation Fund

MainStay Growth Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3.00% Initial Sales Charge	With sales charges	4/4/2005	2.91%	-2.69%	3.84%	5.84%	0.88%
		Excluding sales charges		6.10	0.32	5.02	6.44	0.88
Investor Class Shares[3,4]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	3.29	-2.40	3.65	5.66	1.13
		Excluding sales charges		5.94	0.10	4.83	6.26	1.13
Class B Shares[5]	Maximum 5.00% CDSC	With sales charges	4/4/2005	0.57	-5.28	3.73	5.46	1.88
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		5.52	-0.61	4.03	5.46	1.88
Class C Shares	Maximum 1.00% CDSC	With sales charges	4/4/2005	4.60	-1.54	4.04	5.46	1.88
	if Redeemed Within One Year of Purchase	Excluding sales charges		5.60	-0.61	4.04	5.46	1.88
Class I Shares	No Sales Charge		4/4/2005	6.21	0.57	5.29	6.71	0.63
Class R2 Shares	No Sales Charge		6/14/2019	6.06	0.28	N/A	6.57	1.23
Class R3 Shares	No Sales Charge		2/29/2016	5.89	0.02	4.66	7.37	1.25
SIMPLE Class Shares	No Sales Charge		8/31/2020	5.89	-0.09	N/A	4.32	1.27

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
43

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	8.63%	2.66%	11.45%	12.20%
MSCI EAFE® Index (Net)[3]	24.19	8.42	3.63	4.76
Bloomberg U.S. Aggregate Bond Index[4]	6.91	-0.43	1.18	1.32
Growth Allocation Composite Index[5]	11.32	3.42	8.03	8.68
Morningstar Moderately Aggressive Allocation Category Average[6]	7.40	0.44	5.66	6.72

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
4.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
5.	The Fund has selected the Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Prior to February 28, 2014, the Growth Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg U.S. Aggregate Bond Index weighted 65%, 15%, and 20%, respectively.
6.	The Morningstar Moderately Aggressive Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderately aggressive strategies prioritize capital appreciation over preservation. They typically expect volatility similar to a strategic equity exposure between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
44	MainStay Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,061.00	$1.79	$1,023.06	$1.76	0.35%
Investor Class Shares	$1,000.00	$1,059.40	$2.81	$1,022.07	$2.76	0.55%
Class B Shares	$1,000.00	$1,055.20	$6.62	$1,018.35	$6.51	1.30%
Class C Shares	$1,000.00	$1,056.00	$6.63	$1,018.35	$6.51	1.30%
Class I Shares	$1,000.00	$1,062.10	$0.51	$1,024.30	$0.50	0.10%
Class R2 Shares	$1,000.00	$1,060.60	$2.30	$1,022.56	$2.26	0.45%
Class R3 Shares	$1,000.00	$1,058.90	$3.57	$1,021.32	$3.51	0.70%
SIMPLE Class Shares	$1,000.00	$1,058.90	$4.08	$1,020.83	$4.01	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
45

Asset Diversification as of April 30, 2023 (Unaudited)
Equity Funds	76.6%
Fixed Income Funds	13.0
Short-Term Investment	10.3
Other Assets, Less Liabilities	0.1
See Portfolio of Investments beginning on page 51 for specific holdings within these categories. The Fund’s holdings are subject to change.

46	MainStay Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
 How did MainStay Growth Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay Growth Allocation Fund returned 6.21%, underperforming the 8.63% return of the Fund’s primary benchmark, the S&P 500® Index, (the “Index”) and the 24.19% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the 6.91% return of the Bloomberg U.S. Aggregate Bond Index, and the 11.32% return of the Growth Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2023, Class I shares of the Fund underperformed the 7.40% return of the Morningstar Moderately Aggressive Allocation Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks. During the reporting period, asset class policy was the primary determinant of the Fund's relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund underperformed this internally maintained blend of indices, primarily due to active positioning at the asset class level and soft Underlying Fund performance.
Our management of the Fund’s stock/bond blend had little impact on relative performance, as the returns generated in the process of controlling that mix were effectively flat. We held the allocation near neutral for much of the reporting period, but pulled capital away from equities in small measure during periods of pricing strength with an eye toward reinvesting when markets soften. (As of the end of the reporting period, the Fund held modestly underweight exposure to equities, awaiting just such an opportunity.) This tactical “sell the rally, buy the dip” practice boosted returns at the margin.
Rather, performance within asset classes, primarily equities, undermined the Fund’s relative returns. A persistent bias toward small-cap names, expressed through exposure to the S&P Small Cap 600™ Index,2 detracted materially from relative performance. While relative valuations for small-cap stocks were much more attractive than the historical norm, small companies are significantly more sensitive to changes in bank financing conditions than large companies that can issue bonds. Fast-rising costs on bank loans, coupled with concerns about future credit availability in the wake of the bank crisis that broke in March and April 2023, weighed heavily on the smaller end of the capitalization spectrum. In contrast, mega-cap technology and technology-related companies—including Microsoft, Apple, Tesla, Meta Platforms and Amazon.com—performed well.
Underweight exposure to non-U.S. developed markets also detracted materially from relative performance. We believed Europe appeared particularly vulnerable to disruption, owing largely to the Russian invasion of Ukraine and the accompanying strain on energy supplies. However, an unusually mild winter granted the region a reprieve, and these markets ultimately performed quite well.
Tilts favoring defensive sectors (health care and utilities) and energy companies further detracted from active returns. Basically, any skew in the Fund away from mega-cap, technology-oriented companies was a drag on relative results.
Some of the Fund’s equity positions enhanced returns. Exposure to gold miners, for example, supported performance as gold prices moved sharply upward in response to falling Treasury bond yields and mounting concerns regarding a potential default arising from a failure to raise the debt ceiling. We closed the Fund’s gold mining position by the end of the reporting period, recognizing that further upside appeared less likely.
The fixed-income portion of the Fund also weighed on results, although far less so, largely as a result of accumulating cash to reduce duration.3 Treasury bond yields fell as inflation readings cooled and expectations increased for a relaxation in monetary policy at some point in the not-too-distant future.
A few Underlying Funds detracted from relative performance by underperforming their market segments. The most prominent included MainStay Candriam Emerging Markets Equity Fund, MainStay MacKay International Equity Fund and MainStay WMC Value Fund.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	The S&P SmallCap 600™ Index covers roughly the small-cap range of American stocks, using a capitalization-weighted index. Capitalization range is from $850 million to $3.7 billion.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
47

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as detracting from the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: We held equity exposure within the Fund relatively close to neutral during the reporting period. We are generally reluctant to position the Fund with underweight equity exposure since stocks tend to perform well over time and anticipating drawdowns is challenging. The opposite is less true. We are happy to lean into equities when we believe they are well-supported fundamentally or when a correction has run further than we believe appropriate. This policy stance shifted slightly in 2023, however, when the Fund adopted a small underweight position in equities following a sharp rally in January. We increased this underweight posture later in the reporting period as turmoil among banks increased the likelihood of a near-term recession.
Duration: Believing inflationary pressures to be at least partially structural in nature and likely to persist at elevated levels for the foreseeable future, we skewed the Fund’s fixed-income holdings to favor shorter-maturity instruments that are less sensitive to rising bond yields. Over the latter months of the reporting period, the duration of the Fund stood slightly shorter than that of the Bloomberg U.S. Aggregate Bond Index.
Equity style: In the same way that inflation threatens long-duration bonds, equities with values disproportionately reflected in more distant cash flows (i.e., growth stocks with high prices relative to current earnings) are likewise vulnerable. Accordingly, the Fund maintained a long-standing tilt to emphasize value stocks that offered more attractive near-term cash flows, placing particular focus on traditionally defensive sectors: real estate, utilities, consumer staples and (most of all) health care. This positioning proved unhelpful during the reporting period, when a handful of large, high-growth companies dominated market performance.
Equity size: Compared to the Index, the Fund held significantly overweight exposure to small-company stocks. We based this positioning on several small-cap characteristics: attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained robust. This stance detracted from Fund performance in the spring of 2023 as small companies, which tend to be heavily dependent on bank financing, proved vulnerable to the aggressive, tightening lending standards implemented during the bank crisis mentioned above.
Accordingly, we unwound most of the Fund’s small cap bias by the end of the reporting period.
Geographic exposure: Following Russia’s invasion of Ukraine and the energy crisis that ensued, the Fund maintained underweight exposure to developed international markets. However, non-U.S. developed markets fared well during the reporting period, benefiting from an unusually mild winter that reduced the strain on energy reserves and the reopening of China following the end of the country’s zero-COVID-19 restrictions.
Energy: The Fund maintained exposure to upstream energy producers and oilfield/gas field service providers as a commodity play to provide an additional inflation hedge. These holdings also positioned the Fund to take advantage of opportunities for domestic producers to benefit as Western nations revisit energy policy to source supplies from stable and friendly jurisdictions rather than autocratic petrostates that present national security risks. The Fund’s small, but volatile, energy position had a disproportionately negative impact on performance.
How did the Fund’s allocations change over the course of the reporting period?
We generally implement the Fund’s positioning through derivatives, specifically total return swaps. During the reporting period, we used swaps to substantially reduce exposure to small-cap stocks in response to the ongoing bank crisis. We sold shares of MainStay Floating Rate Fund to shift assets away from lower-credit-quality, fixed-income instruments in preparation for a potentially fast-approaching recession. We also unwound the Fund’s swap exposure to VanEck Gold Miners ETF, taking profits and exiting the trade on a high note. Lastly, we used swaps to tilt the Fund away from firms we viewed as especially vulnerable in an environment of fast-rising interest rates and tightening lending standards. These included stocks that were either heavily dependent on floating-rate loans (such as Uber, United Airlines and Carnival) or that generated insufficient operating income to retire debt as it came due (so-called “zombie” companies, such as Royal Caribbean, Wynn Resorts and Rivian).
Through swaps, we increased the Fund’s exposure to iShares MSCI EAFE ETF, thereby increasing exposure to non-U.S. developed markets in response to unexpectedly strong global economic activity. The Fund used swaps to take a position in The Materials Select Sector SPDR® Fund as a hedge against stubborn inflation, as protection against a potentially weakening dollar and as a way to benefit from supply-chain reengineering and the desire of manufacturers to source raw materials from friendly, reliable geographies. The Fund also used swaps to initiate a position in iShares MSCI Japan ETF, since we viewed Japanese equity valuations as attractive, export conditions as favorable and we believe the Japanese yen is likely to appreciate should the
48	MainStay Growth Allocation Fund

country’s central bank further relax, or even abandon, its existing yield curve4 control policy.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Fund’s top-performing Underlying Equity Funds that were held for the entire reporting period included MainStay Epoch International Choice Fund, IQ 500 International ETF and IQ Candriam ESG International Equity ETF. The worst-performing positions involved swap agreements in which the Fund paid the return (effectively holding short positions) in Vanguard FTSE Europe ETF, iShares MSCI EAFE ETF and iShares MSCI Emerging Markets ETF. The lowest returns on positions owned outright, or for which the Fund received the total return in a swap, were for SPDR® S&P® Oil & Gas Exploration ETF, VanEck Oil Services ETF and MainStay WMC Small Companies Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
The strongest positive contributions to performance came from MainStay Winslow Large Cap Growth Fund, MainStay WMC Growth Fund and IQ 500 International ETF. (Contributions take weightings and total returns into account.) Only two direct Fund holdings detracted from absolute returns: MainStay WMC Small Companies Fund and IQ Chaikin U.S. Small Cap ETF. Losses were greater for swap positions in which the Fund paid the return, including iShares MSCI EAFE ETF and Vanguard FTSE Europe ETF.
During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?
The Fund held only five fixed-income positions for the entire reporting period, all of which generated positive returns. The three best-performing Funds included MainStay MacKay Total Return Bond Fund, IQ MacKay ESG Core Plus Bond ETF and MainStay MacKay High Yield Corporate Bond Fund. The lowest total returns came from MainStay MacKay Short Duration High Yield Fund and MainStay Floating Rate Fund.
Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?
All Underlying Fixed-Income Funds posted positive returns during the reporting period. Top contributors included MainStay Floating Rate Fund, swap exposure to iShares 20+ Year Treasury Bond ETF and MainStay MacKay High Yield Corporate Bond Fund. Those contributing least included IQ MacKay ESG Core Plus Bond ETF, MainStay MacKay Short Duration High Yield Bond ETF and MainStay Short Term Bond Fund (owned for only part of the period).
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, we believe a near-term recession looks highly probable. We base our opinion on a wide range of variables, including the shape of the yield curve, trends in business surveys, a decline in money supply, tightening credit conditions, and the steady drawdown of savings accumulated during the pandemic, among other factors. We expect corporate profits to decline over the next several quarters, eventually driving stock prices lower while pushing credit spreads5 out. Accordingly, we continue to position the Fund defensively.
The Fund’s defensive posture begins at the top of the portfolio, with a modest tilt away from equities. We generally avoid underweight equity allocations, as they usually stand on the wrong side of history—stocks rise more often than not. However we firmly believe that current valuations are quite rich given the daunting array of risks the economy and the markets face, including an historically extreme rise in rates, the looming debt ceiling, the unresolved bank crisis and geopolitical uncertainty, to name a few. We maintain that caution is the better part of valor under these circumstances.
Defensive positioning is clearly visible within asset classes as well. On the equity side, the Fund favors sectors—such as consumer
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
49

staples, utilities and health care—that have generally exhibited lower volatility and retained their value better during drawdowns. We have effectively removed the Fund’s bias toward historically higher-beta,6 small-cap stocks, which had been in place for the past several quarters. We also tilted the Fund away from a set of companies deemed to be especially vulnerable to a tightening credit environment. Within fixed income, the Fund now holds a below-Index-weight position in bank loans. In addition, we have skewed high-yield bond positions to favor lower-duration instruments, which tend to exhibit less volatility and smaller losses than longer-maturity bonds.
Energy stocks tend to be more cyclical. The Fund’s overweight allocation to the sector may seem inconsistent with our otherwise cautious current posture, although relative valuation within energy appears attractive. We believe supply/demand dynamics should prove supportive of pricing over time for underlying energy commodities, as well as for stocks of companies involved in the production, processing and distribution of these resources.
6.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
50	MainStay Growth Allocation Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Shares	Value
Affiliated Investment Companies 89.6%
Equity Funds 76.6%
IQ 500 International ETF (a)	814,543	$ 25,819,628
IQ Candriam ESG International Equity ETF (a)	954,128	26,162,190
IQ Candriam ESG U.S. Large Cap Equity ETF (a)	1,429,430	50,977,047
IQ Chaikin U.S. Large Cap ETF (a)	1,417,368	46,275,790
IQ Chaikin U.S. Small Cap ETF (a)	1,406,483	43,189,295
IQ FTSE International Equity Currency Neutral ETF	671,668	15,905,098
IQ Winslow Large Cap Growth ETF (a)	169,801	4,871,574
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	3,006,632	26,647,477
MainStay Epoch Capital Growth Fund Class I (a)	228,497	2,785,908
MainStay Epoch International Choice Fund Class I (a)	539,666	20,969,495
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	2,423,486	46,656,951
MainStay MacKay International Equity Fund Class R6 (a)	1,248,820	20,002,729
MainStay S&P 500 Index Fund Class I	243,556	11,893,329
MainStay Winslow Large Cap Growth Fund Class R6	4,970,298	46,651,219
MainStay WMC Enduring Capital Fund Class R6 (a)	1,523,526	46,285,935
MainStay WMC Growth Fund Class R6 (a)	1,470,004	51,019,437
MainStay WMC International Research Equity Fund Class I (a)	2,829,703	20,120,605
MainStay WMC Small Companies Fund Class I (a)	2,169,622	44,460,550
MainStay WMC Value Fund Class R6 (a)	1,596,080	46,096,866
Total Equity Funds (Cost $523,778,967)		596,791,123
Fixed Income Funds 13.0%
IQ MacKay ESG Core Plus Bond ETF	540,839	11,489,584
	Shares	Value

Fixed Income Funds (continued)
MainStay Floating Rate Fund Class R6 (a)	3,563,417	$ 31,130,727
MainStay MacKay High Yield Corporate Bond Fund Class R6	4,028,093	20,243,586
MainStay MacKay Short Duration High Yield Fund Class I	2,006,622	18,664,197
MainStay MacKay Total Return Bond Fund Class R6	1,269,850	11,519,188
MainStay Short Term Bond Fund Class I (a)	847,531	7,740,414
Total Fixed Income Funds (Cost $100,405,838)		100,787,696
Total Affiliated Investment Companies (Cost $624,184,805)		697,578,819
Short-Term Investment 10.3%
Affiliated Investment Company 10.3%
MainStay U.S. Government Liquidity Fund, 3.98% (a)(b)	80,429,486	80,429,486
Total Short-Term Investment (Cost $80,429,486)	10.3%	80,429,486
Total Investments (Cost $704,614,291)	99.9%	778,008,305
Other Assets, Less Liabilities	0.1	914,599
Net Assets	100.0%	$ 778,922,904

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	As of April 30, 2023, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(b)	Current yield as of April 30, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 500 International ETF	$ 24,570	$ —	$ (3,920)	$ 140	$ 5,030	$ 25,820	$ 298	$ —	815
IQ Candriam ESG International Equity ETF	24,441	—	(3,479)	(592)	5,792	26,162	266	—	954
IQ Candriam ESG U.S. Large Cap Equity ETF	48,849	1,944	(4,067)	8	4,243	50,977	382	—	1,429
IQ Chaikin U.S. Large Cap ETF	44,996	414	(1,233)	51	2,048	46,276	360	—	1,417
IQ Chaikin U.S. Small Cap ETF	42,744	6,236	(3,333)	47	(2,505)	43,189	377	—	1,406
IQ FTSE International Equity Currency Neutral ETF	14,911	—	(1,337)	120	2,211	15,905	154	281	672
IQ MacKay ESG Core Plus Bond ETF	12,493	618	(2,195)	(207)	781	11,490	248	—	541
IQ Winslow Large Cap Growth ETF	2,679	1,695	—	—	498	4,872	2	—	170
MainStay Candriam Emerging Markets Equity Fund Class R6	24,289	1,878	(1,285)	(463)	2,228	26,647	298	—	3,007
MainStay Epoch Capital Growth Fund Class I	2,643	40	(311)	(55)	469	2,786	12	27	228
MainStay Epoch International Choice Fund Class I	19,587	262	(3,338)	495	3,963	20,969	263	—	540
MainStay Epoch U.S. Equity Yield Fund Class R6	46,071	3,130	(3,204)	(64)	724	46,657	567	685	2,423
MainStay Floating Rate Fund Class R6	36,031	4,665	(10,362)	(484)	1,281	31,131	1,469	—	3,563
MainStay MacKay High Yield Corporate Bond Fund Class R6	15,292	5,888	(1,549)	(204)	817	20,244	572	—	4,028
MainStay MacKay International Equity Fund Class R6	18,824	236	(1,750)	(469)	3,162	20,003	111	—	1,249
MainStay MacKay Short Duration High Yield Fund Class I	17,427	2,240	(1,423)	(62)	482	18,664	512	—	2,007
MainStay MacKay Total Return Bond Fund Class R6	12,539	728	(2,445)	(403)	1,100	11,519	253	—	1,270
MainStay S&P 500 Index Fund Class I	11,250	1,325	(574)	(10)	(98)	11,893	159	904	244
MainStay Short Term Bond Fund Class I	—	7,746	—	—	(6)	7,740	23	—	848
MainStay U.S. Government Liquidity Fund	81,000	41,532	(42,103)	—	—	80,429	1,600	—	80,429
MainStay Winslow Large Cap Growth Fund Class R6	45,738	5,270	(4,673)	(1,065)	1,381	46,651	107	5,114	4,970
MainStay WMC Enduring Capital Fund Class R6	43,829	3,257	(999)	(118)	317	46,286	260	1,604	1,524
MainStay WMC Growth Fund Class R6	47,923	3,234	(5,549)	(3,343)	8,754	51,019	—	—	1,470
MainStay WMC International Research Equity Fund Class I	19,198	410	(3,105)	(32)	3,650	20,121	410	—	2,830
MainStay WMC Small Companies Fund Class I	42,955	8,744	(3,573)	(516)	(3,149)	44,461	941	—	2,170
MainStay WMC Value Fund Class R6	45,228	3,713	(904)	11	(1,951)	46,097	757	1,713	1,596
	$ 745,507	$105,205	$(106,711)	$(7,215)	$ 41,222	$ 778,008	$10,401	$10,328
Swap Contracts
Open OTC total return equity swap contracts as of April 30, 2023 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi Levered Loan Basket	1 day FEDF minus 0.20%	12/4/23	Daily	(3,906)	$ —
Citibank NA	Citi Zombie Company Basket	1 day FEDF minus 0.50%	12/4/23	Daily	(1,920)	—
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/4/23	Daily	7,807	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/4/23	Daily	(11,914)	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.54%	12/4/23	Daily	(11,554)	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay Growth Allocation Fund

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
JPMorgan Chase Bank NA	iShares MSCI Japan ETF	1 day FEDF plus 0.15%	4/24/24	Daily	7,813	$ —
JPMorgan Chase Bank NA	Materials Select Sector SPDR Fund	1 day FEDF plus 0.18%	2/5/24	Daily	7,667	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/4/23	Daily	(19,745)	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF plus 0.15%	4/9/24	Daily	(17,605)	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF plus 0.15%	4/24/24	Daily	(7,706)	—
Citibank NA	S&P 500 Financials Index	1 day FEDF plus 0.05%	12/4/23	Daily	(3,925)	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/4/23	Daily	7,740	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.05%	12/4/23	Daily	(3,911)	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.40%	12/4/23	Daily	38,545	—
Citibank NA	S&P Midcap 400 Total Return Index	1 day FEDF plus 0.31%	12/4/23	Daily	23,541	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/4/23	Daily	7,432	—
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/4/23	Daily	3,746	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 5.00%	12/4/23	Daily	(8,033)	—
						$ —

1.	As of April 30, 2023, cash in the amount $3,515,001 was pledged to brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of April 30, 2023.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 596,791,123	$ —	$ —	$ 596,791,123
Fixed Income Funds	100,787,696	—	—	100,787,696
Total Affiliated Investment Companies	697,578,819	—	—	697,578,819
Short-Term Investment
Affiliated Investment Company	80,429,486	—	—	80,429,486
Total Investments in Securities	$ 778,008,305	$ —	$ —	$ 778,008,305

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $704,614,291)	$778,008,305
Cash collateral on deposit at broker for swap contracts	3,515,001
Receivables:
Dividends and interest	481,539
Fund shares sold	304,626
Manager (See Note 3)	15,579
Other assets	90,189
Total assets	782,415,239
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	1,966,532
Fund shares redeemed	789,854
Investment securities purchased	232,678
Transfer agent (See Note 3)	199,759
NYLIFE Distributors (See Note 3)	178,835
Shareholder communication	89,104
Professional fees	20,383
Custodian	13,432
Accrued expenses	1,758
Total liabilities	3,492,335
Net assets	$778,922,904
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 57,531
Additional paid-in-capital	719,586,597
719,644,128
Total distributable earnings (loss)	59,278,776
Net assets	$778,922,904
Class A
Net assets applicable to outstanding shares	$631,770,275
Shares of beneficial interest outstanding	46,655,203
Net asset value per share outstanding	$ 13.54
Maximum sales charge (3.00% of offering price)	0.42
Maximum offering price per share outstanding	$ 13.96
Investor Class
Net assets applicable to outstanding shares	$100,758,817
Shares of beneficial interest outstanding	7,424,689
Net asset value per share outstanding	$ 13.57
Maximum sales charge (2.50% of offering price)	0.35
Maximum offering price per share outstanding	$ 13.92
Class B
Net assets applicable to outstanding shares	$ 13,673,028
Shares of beneficial interest outstanding	1,024,813
Net asset value and offering price per share outstanding	$ 13.34
Class C
Net assets applicable to outstanding shares	$ 18,494,738
Shares of beneficial interest outstanding	1,385,739
Net asset value and offering price per share outstanding	$ 13.35
Class I
Net assets applicable to outstanding shares	$ 9,052,729
Shares of beneficial interest outstanding	658,403
Net asset value and offering price per share outstanding	$ 13.75
Class R2
Net assets applicable to outstanding shares	$ 65,004
Shares of beneficial interest outstanding	4,802
Net asset value and offering price per share outstanding	$ 13.54
Class R3
Net assets applicable to outstanding shares	$ 1,022,341
Shares of beneficial interest outstanding	75,918
Net asset value and offering price per share outstanding	$ 13.47
SIMPLE Class
Net assets applicable to outstanding shares	$ 4,085,972
Shares of beneficial interest outstanding	300,992
Net asset value and offering price per share outstanding	$ 13.58

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay Growth Allocation Fund

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$10,400,876
Expenses
Distribution/Service—Class A (See Note 3)	775,817
Distribution/Service—Investor Class (See Note 3)	126,895
Distribution/Service—Class B (See Note 3)	76,476
Distribution/Service—Class C (See Note 3)	97,585
Distribution/Service—Class R2 (See Note 3)	96
Distribution/Service—Class R3 (See Note 3)	2,606
Distribution/Service—SIMPLE Class (See Note 3)	9,143
Transfer agent (See Note 3)	499,947
Registration	56,281
Professional fees	44,196
Custodian	20,319
Trustees	9,086
Shareholder communication	1,875
Shareholder service (See Note 3)	560
Miscellaneous	11,084
Total expenses before waiver/reimbursement	1,731,966
Expense waiver/reimbursement from Manager (See Note 3)	(110,669)
Reimbursement from prior custodian(a)	(1,548)
Net expenses	1,619,749
Net investment income (loss)	8,781,127
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(7,215,222)
Realized capital gain distributions from affiliated investment companies	10,327,809
Swap transactions	(7,952,090)
Net realized gain (loss)	(4,839,503)
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	41,222,114
Net realized and unrealized gain (loss)	36,382,611
Net increase (decrease) in net assets resulting from operations	$45,163,738

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 8,781,127	$ 10,104,458
Net realized gain (loss)	(4,839,503)	60,089,271
Net change in unrealized appreciation (depreciation)	41,222,114	(205,823,448)
Net increase (decrease) in net assets resulting from operations	45,163,738	(135,629,719)
Distributions to shareholders:
Class A	(42,482,199)	(73,904,222)
Investor Class	(6,720,364)	(11,530,594)
Class B	(930,924)	(2,637,375)
Class C	(1,187,696)	(2,609,494)
Class I	(631,052)	(800,931)
Class R1	—	(6,054)
Class R2	(5,399)	(9,226)
Class R3	(68,391)	(167,463)
SIMPLE Class	(223,140)	(191,425)
Total distributions to shareholders	(52,249,165)	(91,856,784)
Capital share transactions:
Net proceeds from sales of shares	32,371,776	65,486,668
Net asset value of shares issued to shareholders in reinvestment of distributions	52,066,856	91,464,910
Cost of shares redeemed	(50,723,835)	(102,221,841)
Increase (decrease) in net assets derived from capital share transactions	33,714,797	54,729,737
Net increase (decrease) in net assets	26,629,370	(172,756,766)
Net Assets
Beginning of period	752,293,534	925,050,300
End of period	$778,922,904	$ 752,293,534
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
56	MainStay Growth Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 13.71	$ 17.89	$ 14.33	$ 14.40	$ 14.76	$ 15.96
Net investment income (loss) (a)	0.16	0.19	0.16	0.24	0.22	0.16
Net realized and unrealized gain (loss)	0.63	(2.56)	4.22	0.32	0.77	(0.55)
Total from investment operations	0.79	(2.37)	4.38	0.56	0.99	(0.39)
Less distributions:
From net investment income	(0.13)	(0.66)	(0.17)	(0.26)	(0.28)	(0.36)
From net realized gain on investments	(0.83)	(1.15)	(0.65)	(0.37)	(1.07)	(0.45)
Total distributions	(0.96)	(1.81)	(0.82)	(0.63)	(1.35)	(0.81)
Net asset value at end of period	$ 13.54	$ 13.71	$ 17.89	$ 14.33	$ 14.40	$ 14.76
Total investment return (b)	6.10%	(14.90)%	31.45%	3.89%	8.17%	(2.75)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.34%††	1.30%	0.98%	1.69%	1.55%	1.02%
Net expenses (c)	0.35%††	0.35%	0.35%	0.37%	0.37%	0.35%
Portfolio turnover rate	9%	25%	29%	47%	42%	47%
Net assets at end of period (in 000’s)	$ 631,770	$ 603,691	$ 728,402	$ 542,938	$ 545,586	$ 484,182

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 13.73	$ 17.91	$ 14.33	$ 14.40	$ 14.76	$ 15.93
Net investment income (loss) (a)	0.15	0.17	0.14	0.21	0.18	0.14
Net realized and unrealized gain (loss)	0.63	(2.58)	4.22	0.32	0.79	(0.55)
Total from investment operations	0.78	(2.41)	4.36	0.53	0.97	(0.41)
Less distributions:
From net investment income	(0.11)	(0.62)	(0.13)	(0.23)	(0.26)	(0.31)
From net realized gain on investments	(0.83)	(1.15)	(0.65)	(0.37)	(1.07)	(0.45)
Total distributions	(0.94)	(1.77)	(0.78)	(0.60)	(1.33)	(0.76)
Net asset value at end of period	$ 13.57	$ 13.73	$ 17.91	$ 14.33	$ 14.40	$ 14.76
Total investment return (b)	5.94%	(15.05)%	31.27%	3.70%	7.94%	(2.86)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.16%††	1.11%	0.82%	1.54%	1.32%	0.87%
Net expenses (c)	0.55%††	0.55%	0.55%	0.55%	0.55%	0.52%
Expenses (before waiver/reimbursement) (c)	0.71%††	0.60%	0.68%	0.67%	0.68%	0.61%
Portfolio turnover rate	9%	25%	29%	47%	42%	47%
Net assets at end of period (in 000's)	$ 100,759	$ 99,449	$ 122,265	$ 126,514	$ 139,892	$ 110,200

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 13.46	$ 17.59	$ 14.10	$ 14.16	$ 14.50	$ 15.66
Net investment income (loss) (a)	0.10	0.06	0.02	0.12	0.10	0.03
Net realized and unrealized gain (loss)	0.61	(2.54)	4.14	0.30	0.76	(0.55)
Total from investment operations	0.71	(2.48)	4.16	0.42	0.86	(0.52)
Less distributions:
From net investment income	—	(0.50)	(0.02)	(0.11)	(0.13)	(0.19)
From net realized gain on investments	(0.83)	(1.15)	(0.65)	(0.37)	(1.07)	(0.45)
Total distributions	(0.83)	(1.65)	(0.67)	(0.48)	(1.20)	(0.64)
Net asset value at end of period	$ 13.34	$ 13.46	$ 17.59	$ 14.10	$ 14.16	$ 14.50
Total investment return (b)	5.52%	(15.70)%	30.24%	2.97%	7.14%	(3.60)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.44%††	0.37%	0.11%	0.87%	0.73%	0.18%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.27%
Expenses (before waiver/reimbursement) (c)	1.46%††	1.35%	1.43%	1.42%	1.42%	1.36%
Portfolio turnover rate	9%	25%	29%	47%	42%	47%
Net assets at end of period (in 000’s)	$ 13,673	$ 16,753	$ 30,461	$ 32,739	$ 43,800	$ 55,493

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 13.46	$ 17.59	$ 14.10	$ 14.16	$ 14.50	$ 15.66
Net investment income (loss) (a)	0.10	0.05	0.02	0.11	0.10	0.02
Net realized and unrealized gain (loss)	0.62	(2.53)	4.14	0.31	0.76	(0.54)
Total from investment operations	0.72	(2.48)	4.16	0.42	0.86	(0.52)
Less distributions:
From net investment income	—	(0.50)	(0.02)	(0.11)	(0.13)	(0.19)
From net realized gain on investments	(0.83)	(1.15)	(0.65)	(0.37)	(1.07)	(0.45)
Total distributions	(0.83)	(1.65)	(0.67)	(0.48)	(1.20)	(0.64)
Net asset value at end of period	$ 13.35	$ 13.46	$ 17.59	$ 14.10	$ 14.16	$ 14.50
Total investment return (b)	5.60%	(15.70)%	30.23%	2.97%	7.14%	(3.60)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%††	0.36%	0.09%	0.81%	0.76%	0.14%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.27%
Expenses (before waiver/reimbursement) (c)	1.46%††	1.35%	1.43%	1.42%	1.42%	1.36%
Portfolio turnover rate	9%	25%	29%	47%	42%	47%
Net assets at end of period (in 000’s)	$ 18,495	$ 20,272	$ 29,440	$ 31,564	$ 36,721	$ 47,590

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
58	MainStay Growth Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 13.93	$ 18.15	$ 14.52	$ 14.58	$ 14.94	$ 16.14
Net investment income (loss) (a)	0.19	0.23	0.21	0.31	0.25	0.21
Net realized and unrealized gain (loss)	0.63	(2.60)	4.27	0.30	0.78	(0.56)
Total from investment operations	0.82	(2.37)	4.48	0.61	1.03	(0.35)
Less distributions:
From net investment income	(0.17)	(0.70)	(0.20)	(0.30)	(0.32)	(0.40)
From net realized gain on investments	(0.83)	(1.15)	(0.65)	(0.37)	(1.07)	(0.45)
Total distributions	(1.00)	(1.85)	(0.85)	(0.67)	(1.39)	(0.85)
Net asset value at end of period	$ 13.75	$ 13.93	$ 18.15	$ 14.52	$ 14.58	$ 14.94
Total investment return (b)	6.21%	(14.68)%	31.82%	4.16%	8.40%	(2.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.70%††	1.51%	1.23%	2.18%	1.74%	1.32%
Net expenses (c)	0.10%††	0.10%	0.10%	0.11%	0.13%	0.10%
Portfolio turnover rate	9%	25%	29%	47%	42%	47%
Net assets at end of period (in 000’s)	$ 9,053	$ 7,974	$ 11,142	$ 8,063	$ 11,037	$ 8,129

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,			June 14, 2019^ through October 31, 2019
Class R2		2022	2021	2020
Net asset value at beginning of period	$ 13.70	$ 17.88	$ 14.32	$ 14.40	$ 13.82
Net investment income (loss) (a)	0.15	0.18	0.15	0.25	0.04
Net realized and unrealized gain (loss)	0.64	(2.57)	4.21	0.29	0.54
Total from investment operations	0.79	(2.39)	4.36	0.54	0.58
Less distributions:
From net investment income	(0.12)	(0.64)	(0.15)	(0.25)	—
From net realized gain on investments	(0.83)	(1.15)	(0.65)	(0.37)	—
Total distributions	(0.95)	(1.79)	(0.80)	(0.62)	—
Net asset value at end of period	$ 13.54	$ 13.70	$ 17.88	$ 14.32	$ 14.40
Total investment return (b)	6.06%	(14.99)%	31.34%	3.75%	4.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.26%††	1.20%	0.90%	1.79%	0.68%††
Net expenses (c)	0.45%††	0.45%	0.45%	0.47%	0.49%††
Portfolio turnover rate	9%	25%	29%	47%	42%
Net assets at end of period (in 000’s)	$ 65	$ 78	$ 92	$ 89	$ 130

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
59

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R3		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 13.62	$ 17.78	$ 14.24	$ 14.33	$ 14.68	$ 15.90
Net investment income (loss) (a)	0.13	0.15	0.10	0.20	0.12	0.06
Net realized and unrealized gain (loss)	0.63	(2.56)	4.20	0.31	0.83	(0.49)
Total from investment operations	0.76	(2.41)	4.30	0.51	0.95	(0.43)
Less distributions:
From net investment income	(0.08)	(0.60)	(0.11)	(0.23)	(0.23)	(0.34)
From net realized gain on investments	(0.83)	(1.15)	(0.65)	(0.37)	(1.07)	(0.45)
Total distributions	(0.91)	(1.75)	(0.76)	(0.60)	(1.30)	(0.79)
Net asset value at end of period	$ 13.47	$ 13.62	$ 17.78	$ 14.24	$ 14.33	$ 14.68
Total investment return (b)	5.89%	(15.18)%	30.99%	3.53%	7.81%	(3.04)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99%††	1.00%	0.60%	1.43%	0.90%	0.38%
Net expenses (c)	0.70%††	0.70%	0.70%	0.72%	0.73%	0.70%
Portfolio turnover rate	9%	25%	29%	47%	42%	47%
Net assets at end of period (in 000’s)	$ 1,022	$ 1,004	$ 1,622	$ 1,084	$ 1,262	$ 449

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
60	MainStay Growth Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class		2022	2021	2020
Net asset value at beginning of period	$ 13.71	$ 17.89	$ 14.33	$ 15.03**
Net investment income (loss) (a)	0.12	0.12	0.06	0.02
Net realized and unrealized gain (loss)	0.65	(2.57)	4.25	(0.72)
Total from investment operations	0.77	(2.45)	4.31	(0.70)
Less distributions:
From net investment income	(0.07)	(0.58)	(0.10)	—
From net realized gain on investments	(0.83)	(1.15)	(0.65)	—
Total distributions	(0.90)	(1.73)	(0.75)	—
Net asset value at end of period	$ 13.58	$ 13.71	$ 17.89	$ 14.33
Total investment return (b)	5.89%	(15.29)%	30.89%	(4.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.83%††	0.79%	0.37%	0.80%††
Net expenses (c)(d)	0.80%††	0.80%	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.80%††	0.85%	0.93%	0.95%††
Portfolio turnover rate	9%	25%	29%	47%
Net assets at end of period (in 000’s)	$ 4,086	$ 3,072	$ 1,567	$ 180

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
61

MainStay Equity Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3.00% Initial Sales Charge	With sales charges	4/4/2005	3.09%	-3.43%	4.39%	6.61%	0.92%
		Excluding sales charges		6.28	-0.45	5.58	7.21	0.92
Investor Class Shares[3,4]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	3.58	-3.11	4.23	6.44	1.18
		Excluding sales charges		6.24	-0.62	5.41	7.04	1.18
Class B Shares[5]	Maximum 5.00% CDSC	With sales charges	4/4/2005	1.02	-5.88	4.34	6.25	1.93
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		5.82	-1.41	4.62	6.25	1.93
Class C Shares	Maximum 1.00% CDSC	With sales charges	4/4/2005	4.93	-2.23	4.64	6.26	1.93
	if Redeemed Within One Year of Purchase	Excluding sales charges		5.89	-1.34	4.64	6.26	1.93
Class I Shares	No Sales Charge		4/4/2005	6.42	-0.24	5.84	7.49	0.67
Class R3 Shares	No Sales Charge		2/29/2016	6.15	-0.83	5.20	8.37	1.27
SIMPLE Class Shares	No Sales Charge		8/31/2020	6.17	-0.83	N/A	5.26	1.31

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
62	MainStay Equity Allocation Fund

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	8.63%	2.66%	11.45%	12.20%
MSCI EAFE® Index (Net)[3]	24.19	8.42	3.63	4.76
Equity Allocation Composite Index[4]	12.40	4.17	9.51	10.38
Morningstar Aggressive Allocation Category Average[5]	7.29	-0.50	5.80	7.36

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
4.	The Fund has selected the Equity Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Equity Allocation Composite Index consists of the S&P 500®Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Prior to February 28, 2014, the Equity Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively.
5.	The Morningstar Aggressive Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These aggressive strategies typically allocate at least 10% to equities of foreign companies and prioritize capital appreciation over preservation. They typically expect volatility similar to a strategic equity exposure of more than 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
63

Cost in Dollars of a $1,000 Investment in MainStay Equity Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,062.80	$1.94	$1,022.91	$1.91	0.38%
Investor Class Shares	$1,000.00	$1,062.40	$2.81	$1,022.07	$2.76	0.55%
Class B Shares	$1,000.00	$1,058.20	$6.63	$1,018.35	$6.51	1.30%
Class C Shares	$1,000.00	$1,058.90	$6.64	$1,018.35	$6.51	1.30%
Class I Shares	$1,000.00	$1,064.20	$0.72	$1,024.10	$0.70	0.14%
Class R3 Shares	$1,000.00	$1,061.50	$3.78	$1,021.13	$3.71	0.74%
SIMPLE Class Shares	$1,000.00	$1,061.70	$4.09	$1,020.83	$4.01	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
64	MainStay Equity Allocation Fund

Asset Diversification as of April 30, 2023 (Unaudited)
Equity Funds	96.3%
Short-Term Investment	3.4
Other Assets, Less Liabilities	0.3
See Portfolio of Investments beginning on page 69 for specific holdings within these categories. The Fund’s holdings are subject to change.

65

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Equity Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay Equity Allocation Fund returned 6.42%, underperforming the 8.63% return of the Fund’s primary benchmark, the S&P 500® Index (the “Index”) and the 24.19% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the 12.40% return of the Equity Allocation Composite Index, which is an additional benchmark of the Fund, and the 7.29% return of the Morningstar Aggressive Allocation Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks. During the reporting period, asset class policy was the primary determinant of the Fund's relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund underperformed this internally maintained blend of indices, primarily due to active positioning at the asset class level and soft Underlying Fund performance.
A persistent bias toward small-cap names, expressed through exposure to the S&P Small Cap 600™ Index,2 detracted materially from performance. While relative valuations for small-cap stocks were much more attractive than the historical norm, small companies are significantly more sensitive to changes in bank financing conditions than large companies that can issue bonds. Fast-rising costs on bank loans, coupled with concerns about future credit availability in the wake of the bank crisis that broke in March and April 2023, weighed heavily on the smaller end of the capitalization spectrum. In contrast, mega-cap technology and technology-related companies—including Microsoft, Apple, Tesla, Meta Platforms and Amazon.com—performed well.
Underweight exposure to non-U.S. developed markets also detracted materially from relative performance. We believed Europe appeared particularly vulnerable to disruption, owing largely to the Russian invasion of Ukraine and the accompanying strain on energy supplies. However, an unusually mild winter granted the region a reprieve, and these markets ultimately performed quite well.
Tilts favoring defensive sectors (health care and utilities) and energy companies further detracted from active returns. Basically, any skew in the Fund away from mega-cap, technology-oriented companies was a drag on relative results.
Some of the Fund’s positions enhanced returns. Exposure to gold miners, for example, supported performance as gold prices moved sharply upward in response to falling Treasury bond yields and mounting concerns regarding a potential default arising from a failure to raise the debt ceiling. We closed the Fund’s gold mining position by the end of the reporting period, recognizing that further upside appeared less likely.
A few Underlying Funds detracted from relative performance by underperforming their market segments. The most prominent included MainStay Candriam Emerging Markets Equity Fund, MainStay MacKay International Equity Fund and MainStay WMC Value Fund.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as detracting from the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
Cash: We generally avoid holding excess cash in the Fund, since stocks tend to perform well over time and anticipating drawdowns is challenging. However, we broke with that policy in 2023, when the Fund established a small surplus cash position following a sharp rally in January. We added to that position later in the reporting period as turmoil among banks increased the likelihood of a near-term recession.
Equity style: In the same way that inflation threatens long-duration3 bonds, equities with values disproportionately reflected in more distant cash flows (i.e., growth stocks with high prices relative to current earnings) are likewise vulnerable.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	The S&P SmallCap 600™ Index covers roughly the small-cap range of American stocks, using a capitalization-weighted index. Capitalization range is from $850 million to $3.7 billion.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
66	MainStay Equity Allocation Fund

Accordingly, the Fund maintained a long-standing tilt to emphasize value stocks that offered more attractive near-term cash flows, placing particular focus on traditionally defensive sectors: real estate, utilities, consumer staples and (most of all) health care. This positioning proved unhelpful during the reporting period, when a handful of large, high-growth companies dominated market performance.
Equity size: Compared to the Index, the Fund held significantly overweight exposure to small-company stocks. We based this positioning on several small-cap characteristics: attractive valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained robust. This stance detracted from Fund performance in the spring of 2023 as small companies, which tend to be heavily dependent on bank financing, proved vulnerable to the aggressive, tightening lending standards implemented during the bank crisis mentioned above. Accordingly, we unwound most of the Fund’s small cap bias by the end of the reporting period.
Geographic exposure: Following Russia’s invasion of Ukraine and the energy crisis that ensued, the Fund maintained underweight exposure to developed international markets. However, non-U.S. developed markets fared well during the reporting period, benefiting from an unusually mild winter that reduced the strain on energy reserves and the reopening of China following the end of the country’s zero-COVID-19 restrictions.
Energy: The Fund maintained exposure to upstream energy producers and oilfield/gas field service providers as a commodity play to provide an additional inflation hedge. These holdings also positioned the Fund to take advantage of opportunities for domestic producers to benefit as Western nations revisit energy policy to source supplies from stable and friendly jurisdictions rather than autocratic petrostates that present national security risks. The Fund’s small, but volatile, energy position had a disproportionately negative impact on performance.
How did the Fund’s allocations change over the course of the reporting period?
We generally implement the Fund’s positioning through derivatives, specifically total return swaps. During the reporting period, we used swaps to substantially reduce exposure to small-cap stocks in response to the ongoing bank crisis. We unwound the Fund’s swap exposure to VanEck Gold Miners ETF, taking profits and exiting the trade on a high note. We also used swaps to tilt the Fund away from firms we viewed as especially vulnerable in an environment of fast-rising interest rates and tightening lending standards. These included stocks that were either heavily dependent on floating-rate loans (such as Uber, United Airlines and Carnival) or that generated insufficient operating income to retire debt as it came due (so-called “zombie” companies, such as Royal Caribbean, Wynn Resorts and Rivian).
Through swaps, we increased the Fund’s exposure to iShares MSCI EAFE ETF, thereby increasing exposure to non-U.S. developed markets in response to unexpectedly strong global economic activity. The Fund used swaps to take a position in The Materials Select Sector SPDR® Fund as a hedge against stubborn inflation, as protection against a potentially weakening dollar and as a way to benefit from supply-chain reengineering and the desire of manufacturers to source raw materials from friendly, reliable geographies. The Fund also used swaps to initiate a position in iShares MSCI Japan ETF, since we viewed Japanese equity valuations as attractive, export conditions as favorable and we believe the Japanese yen is likely to appreciate should the country’s central bank further relax, or even abandon, its existing yield curve4 control policy.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Fund’s top-performing Underlying Equity Funds that were held for the entire reporting period included MainStay Epoch International Choice Fund, IQ 500 International ETF and IQ Candriam ESG International Equity ETF. The worst-performing positions involved swap agreements in which the Fund paid the return (effectively holding short positions) in Vanguard FTSE Europe ETF, iShares MSCI EAFE ETF and iShares MSCI Emerging Markets ETF. The lowest returns on positions owned outright, or for which the Fund received the total return in a swap, were for SPDR® S&P® Oil & Gas Exploration ETF, VanEck Oil Services ETF and MainStay WMC Small Companies Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
The strongest positive contributions to performance came from MainStay Winslow Large Cap Growth Fund, MainStay WMC Growth Fund and IQ 500 International ETF. (Contributions take weightings and total returns into account.) Only two direct Fund holdings detracted from absolute returns: MainStay WMC Small Companies Fund and IQ Chaikin U.S. Small Cap ETF. Losses were
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
67

greater for swap positions in which the Fund paid the return, including iShares MSCI EAFE ETF and Vanguard FTSE Europe ETF.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, we believe a near-term recession looks highly probable. We base our opinion on a wide range of variables, including the shape of the yield curve, trends in business surveys, a decline in money supply, tightening credit conditions and the steady drawdown of savings accumulated during the pandemic, among other factors. We expect corporate profits to decline over the next several quarters, eventually driving stock prices lower while pushing credit spreads5 out. Accordingly, we continue to position the Fund defensively.
The Fund’s defensive posture begins at the top of the portfolio, with a larger-than-typical cash position. We generally avoid being less than fully invested in equities, as that puts us on the wrong side of history—stocks rise more often than not. However, we firmly believe that current valuations are quite rich given the daunting array of risks the economy and the markets face, including an historically extreme rise in rates, the looming debt ceiling, the unresolved bank crisis and geopolitical uncertainty, to name a few. We maintain that caution is the better part of valor under these circumstances.
Defensive positioning is clearly visible within equities. The Fund favors sectors—such as consumer staples, utilities and health care—that have generally exhibited lower volatility and retained their value better during drawdowns. We have effectively removed the Fund’s bias toward historically higher-beta,6 small-cap stocks, which had been in place for the past several quarters. We also tilted the Fund away from a set of companies deemed to be especially vulnerable to a tightening credit environment.
Energy stocks tend to be more cyclical. The Fund’s overweight allocation to the sector may seem inconsistent with our otherwise cautious current posture, although relative valuation within energy appears attractive. We believe supply/demand dynamics should prove supportive of pricing over time for underlying energy commodities, as well as for stocks of companies involved in the production, processing and distribution of these resources.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
6.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
68	MainStay Equity Allocation Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Shares	Value
Affiliated Investment Companies 96.3%
Equity Funds 96.3%
IQ 500 International ETF (a)	516,831	$ 16,382,664
IQ Candriam ESG International Equity ETF (a)	605,397	16,599,986
IQ Candriam ESG U.S. Large Cap Equity ETF (a)	935,879	33,375,785
IQ Chaikin U.S. Large Cap ETF (a)	946,471	30,901,426
IQ Chaikin U.S. Small Cap ETF (a)	959,457	29,462,334
IQ FTSE International Equity Currency Neutral ETF	350,953	8,310,567
IQ Winslow Large Cap Growth ETF (a)	98,661	2,830,574
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	2,244,327	19,891,242
MainStay Epoch Capital Growth Fund Class I	119,388	1,455,613
MainStay Epoch International Choice Fund Class I (a)	357,689	13,898,490
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	1,618,772	31,164,600
MainStay MacKay International Equity Fund Class R6 (a)	828,705	13,273,616
MainStay S&P 500 Index Fund Class I	127,176	6,210,293
MainStay Winslow Large Cap Growth Fund Class R6	3,278,077	30,768,035
MainStay WMC Enduring Capital Fund Class R6 (a)	1,022,535	31,065,438
MainStay WMC Growth Fund Class R6 (a)	962,783	33,415,307
MainStay WMC International Research Equity Fund Class I (a)	1,878,341	13,355,946
	Shares	Value

Equity Funds (continued)
MainStay WMC Small Companies Fund Class I (a)	1,475,178	$ 30,229,791
MainStay WMC Value Fund Class R6 (a)	1,071,842	30,956,194
Total Affiliated Investment Companies (Cost $357,772,125)		393,547,901
Short-Term Investment 3.4%
Affiliated Investment Company 3.4%
MainStay U.S. Government Liquidity Fund, 3.98% (b)	13,707,710	13,707,710
Total Short-Term Investment (Cost $13,707,710)	3.4%	13,707,710
Total Investments (Cost $371,479,835)	99.7%	407,255,611
Other Assets, Less Liabilities	0.3	1,209,794
Net Assets	100.0%	$ 408,465,405

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	As of April 30, 2023, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(b)	Current yield as of April 30, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
69

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 500 International ETF	$ 15,454	$ 131	$ (2,465)	$ 136	$ 3,127	$ 16,383	$ 188	$ —	517
IQ Candriam ESG International Equity ETF	15,410	33	(2,129)	(288)	3,574	16,600	169	—	605
IQ Candriam ESG U.S. Large Cap Equity ETF	31,827	1,666	(2,909)	79	2,713	33,376	250	—	936
IQ Chaikin U.S. Large Cap ETF	29,891	679	(1,072)	(91)	1,494	30,901	241	—	946
IQ Chaikin U.S. Small Cap ETF	28,988	3,765	(1,531)	(148)	(1,612)	29,462	256	—	959
IQ FTSE International Equity Currency Neutral ETF	7,750	48	(701)	36	1,178	8,311	81	147	351
IQ Winslow Large Cap Growth ETF	1,389	1,163	—	—	279	2,831	1	—	99
MainStay Candriam Emerging Markets Equity Fund Class R6	18,022	1,552	(979)	(369)	1,665	19,891	219	—	2,244
MainStay Epoch Capital Growth Fund Class I	1,366	21	(147)	(25)	241	1,456	6	14	119
MainStay Epoch International Choice Fund Class I	12,913	173	(2,136)	251	2,697	13,898	173	—	358
MainStay Epoch U.S. Equity Yield Fund Class R6	30,622	2,497	(2,400)	(8)	454	31,165	379	455	1,619
MainStay MacKay International Equity Fund Class R6	12,410	74	(981)	(266)	2,037	13,274	73	—	829
MainStay S&P 500 Index Fund Class I	5,864	666	(271)	9	(58)	6,210	82	467	127
MainStay U.S. Government Liquidity Fund	14,588	21,954	(22,834)	—	—	13,708	289	—	13,708
MainStay Winslow Large Cap Growth Fund Class R6	30,182	3,533	(3,168)	(622)	843	30,768	70	3,373	3,278
MainStay WMC Enduring Capital Fund Class R6	29,202	1,836	(107)	(22)	156	31,065	172	1,063	1,023
MainStay WMC Growth Fund Class R6	31,219	2,480	(3,834)	(2,422)	5,972	33,415	—	—	963
MainStay WMC International Research Equity Fund Class I	12,657	426	(2,116)	(190)	2,579	13,356	271	—	1,878
MainStay WMC Small Companies Fund Class I	29,059	5,078	(1,336)	(753)	(1,818)	30,230	634	—	1,475
MainStay WMC Value Fund Class R6	30,075	2,842	(668)	(1)	(1,292)	30,956	505	1,141	1,072
	$ 388,888	$50,617	$ (51,784)	$(4,694)	$ 24,229	$ 407,256	$4,059	$6,660
Swap Contracts
Open OTC total return equity swap contracts as of April 30, 2023 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi Levered Loan Basket	1 day FEDF minus 0.20%	12/4/23	Daily	(2,047)	$ —
Citibank NA	Citi Zombie Company Basket	1 day FEDF minus 0.50%	12/4/23	Daily	(1,006)	—
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/4/23	Daily	4,079	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/4/23	Daily	(6,225)	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.54%	12/4/23	Daily	(6,036)	—
JPMorgan Chase Bank NA	iShares MSCI Japan ETF	1 day FEDF plus 0.15%	4/24/24	Daily	4,095	—
JPMorgan Chase Bank NA	Materials Select Sector SPDR Fund	1 day FEDF plus 0.18%	2/5/24	Daily	4,018	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/4/23	Daily	(10,318)	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF plus 0.15%	4/9/24	Daily	(11,289)	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF plus 0.15%	4/24/24	Daily	(4,040)	—
Citibank NA	S&P 500 Financials Index	1 day FEDF plus 0.05%	12/4/23	Daily	(726)	—
Citibank NA	S&P 500 Health Care Sector	1 day FEDF plus 0.45%	12/4/23	Daily	4,043	—
Citibank NA	S&P 500 Telecom Services	1 day FEDF plus 0.45%	12/4/23	Daily	7,285	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.05%	12/4/23	Daily	(7,634)	—
Citibank NA	S&P 600 Total Return	1 day FEDF plus 0.40%	12/4/23	Daily	20,118	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
70	MainStay Equity Allocation Fund

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	S&P Midcap 400 Total Return Index	1 day FEDF plus 0.31%	12/4/23	Daily	11,480	$ —
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/4/23	Daily	3,883	—
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/4/23	Daily	1,957	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 5.00%	12/4/23	Daily	(4,197)	—
						$ —

1.	As of April 30, 2023, cash in the amount $2,110,000 was pledged to brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of April 30, 2023.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 393,547,901	$ —	$ —	$ 393,547,901
Short-Term Investment
Affiliated Investment Company	13,707,710	—	—	13,707,710
Total Investments in Securities	$ 407,255,611	$ —	$ —	$ 407,255,611

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
71

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $371,479,835)	$407,255,611
Cash collateral on deposit at broker for swap contracts	2,110,000
Receivables:
Fund shares sold	174,747
Interest	43,228
Manager (See Note 3)	10,905
Other assets	78,307
Total assets	409,672,798
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	834,911
Transfer agent (See Note 3)	117,381
Fund shares redeemed	103,813
NYLIFE Distributors (See Note 3)	94,721
Shareholder communication	27,917
Professional fees	16,900
Custodian	8,219
Accrued expenses	3,531
Total liabilities	1,207,393
Net assets	$408,465,405
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 29,445
Additional paid-in-capital	382,048,739
382,078,184
Total distributable earnings (loss)	26,387,221
Net assets	$408,465,405
Class A
Net assets applicable to outstanding shares	$321,104,111
Shares of beneficial interest outstanding	23,112,888
Net asset value per share outstanding	$ 13.89
Maximum sales charge (3.00% of offering price)	0.43
Maximum offering price per share outstanding	$ 14.32
Investor Class
Net assets applicable to outstanding shares	$ 59,387,507
Shares of beneficial interest outstanding	4,275,013
Net asset value per share outstanding	$ 13.89
Maximum sales charge (2.50% of offering price)	0.36
Maximum offering price per share outstanding	$ 14.25
Class B
Net assets applicable to outstanding shares	$ 8,433,594
Shares of beneficial interest outstanding	631,983
Net asset value and offering price per share outstanding	$ 13.34
Class C
Net assets applicable to outstanding shares	$ 9,854,849
Shares of beneficial interest outstanding	736,796
Net asset value and offering price per share outstanding	$ 13.38
Class I
Net assets applicable to outstanding shares	$ 5,629,143
Shares of beneficial interest outstanding	395,533
Net asset value and offering price per share outstanding	$ 14.23
Class R3
Net assets applicable to outstanding shares	$ 1,930,561
Shares of beneficial interest outstanding	140,175
Net asset value and offering price per share outstanding	$ 13.77
SIMPLE Class
Net assets applicable to outstanding shares	$ 2,125,640
Shares of beneficial interest outstanding	152,951
Net asset value and offering price per share outstanding	$ 13.90

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
72	MainStay Equity Allocation Fund

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 4,058,905
Expenses
Distribution/Service—Class A (See Note 3)	391,813
Distribution/Service—Investor Class (See Note 3)	74,745
Distribution/Service—Class B (See Note 3)	47,680
Distribution/Service—Class C (See Note 3)	52,179
Distribution/Service—Class R3 (See Note 3)	4,820
Distribution/Service—SIMPLE Class (See Note 3)	4,464
Transfer agent (See Note 3)	293,002
Registration	53,447
Professional fees	34,799
Custodian	14,534
Shareholder communication	12,362
Trustees	4,722
Shareholder service (See Note 3)	964
Miscellaneous	5,880
Total expenses before waiver/reimbursement	995,411
Expense waiver/reimbursement from Manager (See Note 3)	(79,192)
Reimbursement from prior custodian(a)	(812)
Net expenses	915,407
Net investment income (loss)	3,143,498
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(4,694,344)
Realized capital gain distributions from affiliated investment companies	6,660,277
Swap transactions	(4,873,213)
Net realized gain (loss)	(2,907,280)
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	24,229,023
Net realized and unrealized gain (loss)	21,321,743
Net increase (decrease) in net assets resulting from operations	$24,465,241

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
73

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,143,498	$ 3,525,120
Net realized gain (loss)	(2,907,280)	46,649,617
Net change in unrealized appreciation (depreciation)	24,229,023	(135,519,813)
Net increase (decrease) in net assets resulting from operations	24,465,241	(85,345,076)
Distributions to shareholders:
Class A	(30,476,962)	(42,722,083)
Investor Class	(5,716,602)	(7,837,705)
Class B	(890,193)	(1,882,929)
Class C	(968,429)	(1,657,436)
Class I	(534,380)	(777,037)
Class R3	(192,570)	(237,105)
SIMPLE Class	(153,058)	(69,622)
Total distributions to shareholders	(38,932,194)	(55,183,917)
Capital share transactions:
Net proceeds from sales of shares	17,469,256	39,138,627
Net asset value of shares issued to shareholders in reinvestment of distributions	38,698,537	54,836,059
Cost of shares redeemed	(24,133,954)	(52,534,541)
Increase (decrease) in net assets derived from capital share transactions	32,033,839	41,440,145
Net increase (decrease) in net assets	17,566,886	(99,088,848)
Net Assets
Beginning of period	390,898,519	489,987,367
End of period	$408,465,405	$ 390,898,519
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
74	MainStay Equity Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 14.50	$ 19.80	$ 14.86	$ 15.10	$ 15.60	$ 17.01
Net investment income (loss) (a)	0.11	0.14	0.11	0.19	0.15	0.12
Net realized and unrealized gain (loss)	0.74	(3.19)	5.64	0.38	0.93	(0.59)
Total from investment operations	0.85	(3.05)	5.75	0.57	1.08	(0.47)
Less distributions:
From net investment income	(0.18)	(0.86)	(0.08)	(0.28)	(0.18)	(0.36)
From net realized gain on investments	(1.28)	(1.39)	(0.73)	(0.53)	(1.40)	(0.58)
Total distributions	(1.46)	(2.25)	(0.81)	(0.81)	(1.58)	(0.94)
Net asset value at end of period	$ 13.89	$ 14.50	$ 19.80	$ 14.86	$ 15.10	$ 15.60
Total investment return (b)	6.28%	(17.56)%	39.73%	3.70%	8.72%	(3.15)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.63%††	0.89%	0.60%	1.29%	1.06%	0.69%
Net expenses (c)	0.39%††	0.37%	0.38%	0.41%	0.43%	0.38%
Portfolio turnover rate	7%	17%	27%	36%	35%	48%
Net assets at end of period (in 000’s)	$ 321,104	$ 302,559	$ 372,926	$ 258,743	$ 248,068	$ 236,201

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 14.48	$ 19.78	$ 14.84	$ 15.08	$ 15.58	$ 16.98
Net investment income (loss) (a)	0.10	0.12	0.09	0.17	0.13	0.09
Net realized and unrealized gain (loss)	0.74	(3.20)	5.62	0.38	0.93	(0.59)
Total from investment operations	0.84	(3.08)	5.71	0.55	1.06	(0.50)
Less distributions:
From net investment income	(0.15)	(0.83)	(0.04)	(0.26)	(0.16)	(0.32)
From net realized gain on investments	(1.28)	(1.39)	(0.73)	(0.53)	(1.40)	(0.58)
Total distributions	(1.43)	(2.22)	(0.77)	(0.79)	(1.56)	(0.90)
Net asset value at end of period	$ 13.89	$ 14.48	$ 19.78	$ 14.84	$ 15.08	$ 15.58
Total investment return (b)	6.24%	(17.72)%	39.50%	3.55%	8.52%	(3.34)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48%††	0.73%	0.48%	1.18%	0.89%	0.56%
Net expenses (c)	0.55%††	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement) (c)	0.75%††	0.63%	0.71%	0.72%	0.72%	0.64%
Portfolio turnover rate	7%	17%	27%	36%	35%	48%
Net assets at end of period (in 000's)	$ 59,388	$ 58,318	$ 73,138	$ 73,492	$ 75,913	$ 66,924

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
75

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 13.90	$ 19.07	$ 14.40	$ 14.64	$ 15.13	$ 16.51
Net investment income (loss) (a)	0.05	0.00‡	(0.03)	0.08	0.04	(0.02)
Net realized and unrealized gain (loss)	0.70	(3.09)	5.43	0.34	0.89	(0.60)
Total from investment operations	0.75	(3.09)	5.40	0.42	0.93	(0.62)
Less distributions:
From net investment income	(0.03)	(0.69)	—	(0.13)	(0.02)	(0.18)
From net realized gain on investments	(1.28)	(1.39)	(0.73)	(0.53)	(1.40)	(0.58)
Total distributions	(1.31)	(2.08)	(0.73)	(0.66)	(1.42)	(0.76)
Net asset value at end of period	$ 13.34	$ 13.90	$ 19.07	$ 14.40	$ 14.64	$ 15.13
Total investment return (b)	5.82%	(18.36)%	38.44%	2.80%	7.73%	(4.09)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%††	0.02%	(0.19)%	0.55%	0.28%	(0.13)%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.50%††	1.38%	1.46%	1.47%	1.47%	1.39%
Portfolio turnover rate	7%	17%	27%	36%	35%	48%
Net assets at end of period (in 000’s)	$ 8,434	$ 10,468	$ 18,670	$ 19,651	$ 25,905	$ 32,586

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
76	MainStay Equity Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 13.93	$ 19.11	$ 14.42	$ 14.66	$ 15.15	$ 16.53
Net investment income (loss) (a)	0.05	(0.00)‡	(0.04)	0.07	0.05	(0.03)
Net realized and unrealized gain (loss)	0.71	(3.10)	5.46	0.35	0.88	(0.59)
Total from investment operations	0.76	(3.10)	5.42	0.42	0.93	(0.62)
Less distributions:
From net investment income	(0.03)	(0.69)	—	(0.13)	(0.02)	(0.18)
From net realized gain on investments	(1.28)	(1.39)	(0.73)	(0.53)	(1.40)	(0.58)
Total distributions	(1.31)	(2.08)	(0.73)	(0.66)	(1.42)	(0.76)
Net asset value at end of period	$ 13.38	$ 13.93	$ 19.11	$ 14.42	$ 14.66	$ 15.15
Total investment return (b)	5.89%	(18.37)%	38.53%	2.79%	7.72%	(4.08)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75%††	(0.00)%‡	(0.25)%	0.49%	0.33%	(0.16)%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.50%††	1.38%	1.46%	1.47%	1.47%	1.39%
Portfolio turnover rate	7%	17%	27%	36%	35%	48%
Net assets at end of period (in 000’s)	$ 9,855	$ 10,763	$ 16,001	$ 15,805	$ 18,411	$ 23,998

*	Unaudited.
‡	Less than one cent per share.
‡	Less than one-tenth of a percent.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
77

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 14.84	$ 20.21	$ 15.15	$ 15.37	$ 15.86	$ 17.29
Net investment income (loss) (a)	0.14	0.19	0.16	0.24	0.21	0.16
Net realized and unrealized gain (loss)	0.74	(3.27)	5.74	0.39	0.93	(0.61)
Total from investment operations	0.88	(3.08)	5.90	0.63	1.14	(0.45)
Less distributions:
From net investment income	(0.21)	(0.90)	(0.11)	(0.32)	(0.23)	(0.40)
From net realized gain on investments	(1.28)	(1.39)	(0.73)	(0.53)	(1.40)	(0.58)
Total distributions	(1.49)	(2.29)	(0.84)	(0.85)	(1.63)	(0.98)
Net asset value at end of period	$ 14.23	$ 14.84	$ 20.21	$ 15.15	$ 15.37	$ 15.86
Total investment return (b)	6.42%	(17.35)%	40.05%	4.02%	8.97%	(2.98)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.90%††	1.16%	0.86%	1.60%	1.40%	0.96%
Net expenses (c)	0.14%††	0.12%	0.13%	0.16%	0.16%	0.13%
Portfolio turnover rate	7%	17%	27%	36%	35%	48%
Net assets at end of period (in 000’s)	$ 5,629	$ 5,463	$ 6,649	$ 4,727	$ 4,894	$ 5,915

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Class R3		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 14.35	$ 19.63	$ 14.74	$ 15.00	$ 15.51	$ 16.96
Net investment income (loss) (a)	0.09	0.08	0.04	0.11	0.06	0.00‡
Net realized and unrealized gain (loss)	0.73	(3.18)	5.61	0.40	0.97	(0.53)
Total from investment operations	0.82	(3.10)	5.65	0.51	1.03	(0.53)
Less distributions:
From net investment income	(0.12)	(0.79)	(0.03)	(0.24)	(0.14)	(0.34)
From net realized gain on investments	(1.28)	(1.39)	(0.73)	(0.53)	(1.40)	(0.58)
Total distributions	(1.40)	(2.18)	(0.76)	(0.77)	(1.54)	(0.92)
Net asset value at end of period	$ 13.77	$ 14.35	$ 19.63	$ 14.74	$ 15.00	$ 15.51
Total investment return (b)	6.15%	(17.91)%	39.29%	3.30%	8.34%	(3.51)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35%††	0.52%	0.23%	0.78%	0.40%	0.01%
Net expenses (c)	0.74%††	0.72%	0.73%	0.76%	0.77%	0.73%
Portfolio turnover rate	7%	17%	27%	36%	35%	48%
Net assets at end of period (in 000’s)	$ 1,931	$ 1,945	$ 2,140	$ 1,375	$ 1,060	$ 405

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
78	MainStay Equity Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class		2022	2021	2020
Net asset value at beginning of period	$ 14.46	$ 19.75	$ 14.84	$ 15.70**
Net investment income (loss) (a)	0.07	0.05	(0.01)	(0.01)
Net realized and unrealized gain (loss)	0.76	(3.17)	5.68	(0.85)
Total from investment operations	0.83	(3.12)	5.67	(0.86)
Less distributions:
From net investment income	(0.11)	(0.78)	(0.03)	—
From net realized gain on investments	(1.28)	(1.39)	(0.73)	—
Total distributions	(1.39)	(2.17)	(0.76)	—
Net asset value at end of period	$ 13.90	$ 14.46	$ 19.75	$ 14.84
Total investment return (b)	6.17%	(17.91)%	39.15%	(5.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.04%††	0.30%	(0.07)%	(0.27)%††
Net expenses (c)	0.80%††	0.80%	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.82%††	0.88%	0.96%	0.97%††
Portfolio turnover rate	7%	17%	27%	36%
Net assets at end of period (in 000’s)	$ 2,126	$ 1,383	$ 463	$ 24

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
79

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund"). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund (formerly known as MainStay Moderate Growth Allocation Fund) and MainStay Equity Allocation Fund (formerly known as MainStay Growth Allocation Fund) (collectively referred to as the "Allocation Funds" and each individually referred to as an "Allocation Fund"). Each is a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists each Allocation Fund's share classes that have been registered and commenced operations:
Fund	Share Classes Commenced Operations[1]
MainStay Conservative Allocation Fund	Class A, Investor Class, Class B, Class C, Class I, Class R2, Class R3 and SIMPLE Class
MainStay Moderate Allocation Fund	Class A, Investor Class, Class B, Class C, Class I, Class R2, Class R3 and SIMPLE Class
MainStay Growth Allocation Fund[2]	Class A, Investor Class, Class B, Class C, Class I, Class R2, Class R3 and SIMPLE Class
MainStay Equity Allocation Fund	Class A, Investor Class, Class B, Class C, Class I, Class R2, Class R3 and SIMPLE Class
1.	For each Allocation Fund, Class R6 shares were registered for sale effective as of February 28, 2020, but as of April 30, 2023 were not yet offered for sale.
2.	For the MainStay Growth Allocation Fund, Class R1 shares were previously available for sale. As of April 28, 2022, Class R1 shares were no longer available for sale.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of an Allocation Fund may be converted to one or more other share classes of the Allocation Funds as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The investment objective for each of the Allocation Funds is as follows:
The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.
The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.
The MainStay Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.
The MainStay Equity Allocation Fund seeks long-term growth of capital.
The Allocation Funds are "funds-of-funds" that seek to achieve their investment objectives by investing in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (the “Underlying Funds”). The MainStay Equity Allocation Fund invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in Underlying Equity Funds.

80	MainStay Asset Allocation Funds

Note 2–Significant Accounting Policies
The Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investments as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in each Allocation Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Allocation Funds' and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Allocation Fund investments. The Valuation Designee may value the Allocation Funds' portfolio securities for which market quotations are not readily available and other Allocation Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that each Allocation Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Allocation Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Allocation Fund. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including each Allocation Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of each Allocation Fund’s assets and liabilities as of April 30, 2023, is included at the end of each Allocation Fund’s Portfolio of Investments.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
81

Notes to Financial Statements (Unaudited) (continued)
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Allocation Funds will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Fund within the allowable time limits.
The Manager evaluates each Allocation Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Allocation Funds' tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds' financial statements. The Allocation Funds' federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund and MainStay Equity Allocation Fund each intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. The MainStay Conservative Allocation Fund intends to declare and dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the respective Allocation Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.
Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.
Additionally, the Allocation Funds may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

82	MainStay Asset Allocation Funds

(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Swap Contracts. The Allocation Funds may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Allocation Funds will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Allocation Funds receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Allocation Funds' current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Allocation Funds typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Allocation Funds' exposure to the credit risk of its original counterparty. The Allocation Funds will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Allocation Funds would be required to post in an uncleared transaction. As of April 30, 2023, the Fund did not hold any swaps positions.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Allocation Funds bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Allocation Funds may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty and legal/documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions, among other risks.
Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Allocation Funds enters into a “long” equity swap, the counterparty may agree to pay the Allocation Funds the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Allocation Funds will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Allocation Funds' return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Allocation Funds on the notional amount. Alternatively, when the Allocation Funds enters into a “short” equity swap, the counterparty will generally agree to pay the Allocation Funds the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Allocation Funds sold a particular referenced security or securities short, less the dividend expense that the Allocation Funds would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Allocation Funds will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.
Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Allocation Funds is contractually obligated to make. If the other party to an equity swap defaults, the Allocation Funds' risk of loss consists of the net amount of payments that the Allocation Funds is contractually entitled to receive, if any. The Allocation Funds will segregate cash or liquid
83

Notes to Financial Statements (Unaudited) (continued)
assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Allocation Funds' current obligations. The Allocation Funds and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Allocation Funds' borrowing restrictions.
Equity swaps are derivatives and their value can be very volatile. The Allocation Funds may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or the Subadvisor do not accurately analyze and predict future market trends, the values or assets or economic factors, the Allocation Funds may suffer a loss, which may be substantial. As of April 30, 2023, open swap agreements are shown in the Portfolio of Investments.
(H) LIBOR Replacement Risk. The Allocation Funds may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. In connection with supervisory guidance from regulators, certain regulated entities ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Allocation Funds' performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Allocation Funds' performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Allocation Funds' performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Allocation Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Allocation Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Allocation Funds' financial positions, performance and cash flows.
The Allocation Funds entered into total return swap contracts to seek to enhance returns or reduce the risk of loss by hedging certain of the Allocation Funds' holdings. These derivatives are not accounted for as hedging instruments.

84	MainStay Asset Allocation Funds

MainStay Conservative Allocation Fund
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(4,280,069)	$(4,280,069)
Total Net Realized Gain (Loss)	$(4,280,069)	$(4,280,069)

Average Notional Amount	Total
Swap Contracts Long	$ 56,501,063
Swap Contracts Short	$(41,915,547)
MainStay Moderate Allocation Fund
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(7,537,972)	$(7,537,972)
Total Net Realized Gain (Loss)	$(7,537,972)	$(7,537,972)

Average Notional Amount	Total
Swap Contracts Long	$100,091,851
Swap Contracts Short	$ (73,331,356)
MainStay Growth Allocation Fund
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(7,952,090)	$(7,952,090)
Total Net Realized Gain (Loss)	$(7,952,090)	$(7,952,090)

Average Notional Amount	Total
Swap Contracts Long	$102,413,390
Swap Contracts Short	$ (75,031,409)
MainStay Equity Allocation Fund
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(4,873,213)	$(4,873,213)
Total Net Realized Gain (Loss)	$(4,873,213)	$(4,873,213)

Average Notional Amount	Total
Swap Contracts Long	$ 50,631,715
Swap Contracts Short	$(38,796,683)
Note 3–Fees and Related Party Transactions
(A) Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds' Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Allocation Funds.
The Allocation Funds do not pay any fees to the Manager in return for the services performed under the Management Agreement. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Portfolios/Funds in which the Allocation Funds invest.
85

Notes to Financial Statements (Unaudited) (continued)
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets for each class:
Fund	Class A	Investor Class	Class B	Class C	Class I	Class R2	Class R3	SIMPLE Class
MainStay Conservative Allocation Fund	0.50%	0.55%	1.30%	1.30%	0.25%	0.60%	0.85%	0.80%
MainStay Moderate Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.60	0.85	0.80
MainStay Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.60	0.85	0.80
MainStay Equity Allocation Fund	0.50	0.55	1.30	1.30	0.25	N/A	0.85	0.80

This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2023, New York Life Investments waived its fees and/or reimbursed expenses of the Allocation Funds as follows:
Fund	Total
MainStay Conservative Allocation Fund	$ 39,628
MainStay Moderate Allocation Fund	96,863
MainStay Growth Allocation Fund	110,669
MainStay Equity Allocation Fund	79,192
JPMorgan provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds' administrative operations. For providing these services to the Allocation Funds, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Funds. The Allocation Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Funds.
(B) Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the
Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds' shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2023, shareholder service fees incurred by the Fund were as follows:
MainStay Conservative Allocation Fund
Class R2	$ 74
Class R3	1,136

MainStay Moderate Allocation Fund
Class R2	$ 80
Class R3	816

MainStay Growth Allocation Fund
Class R2	$ 39
Class R3	521

86	MainStay Asset Allocation Funds

MainStay Equity Allocation Fund
Class R3	$ 964
(C) Sales Charges.  The Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of each class of shares during the six-month period ended April 30, 2023, was as follows:
MainStay Conservative Allocation Fund
Class A	$ 12,006
Investor Class	4,109

MainStay Moderate Allocation Fund
Class A	$ 31,317
Investor Class	14,222

MainStay Growth Allocation Fund
Class A	$ 37,367
Investor Class	14,286

MainStay Equity Allocation Fund
Class A	$ 20,771
Investor Class	8,732
The Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the six-month period ended April 30, 2023, as follows:
MainStay Conservative Allocation Fund
Class A	$ 11,540
Class B	32
Class C	508

MainStay Moderate Allocation Fund
Class A	$ 2,336
Investor Class	32
Class B	95
Class C	852

MainStay Growth Allocation Fund
Class A	$ 1,415
Investor Class	5
Class B	77
Class C	753

MainStay Equity Allocation Fund
Class A	$ 1,506
Class B	111
Class C	312
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor and Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2023 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Allocation Funds and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
MainStay Conservative Allocation Fund	Expense	Waived
Class A	$ 95,728	$ —
Investor Class	64,994	—
Class B	9,923	—
Class C	32,614	—
Class I	2,219	—
Class R2	41	—
Class R3	643	—
SIMPLE Class	1,733	—

MainStay Moderate Allocation Fund	Expense	Waived
Class A	$ 170,349	$ —
Investor Class	182,422	—
Class B	28,776	—
Class C	39,600	—
Class I	2,342	—
Class R2	44	—
Class R3	448	—
SIMPLE Class	5,027	—

87

Notes to Financial Statements (Unaudited) (continued)
MainStay Growth Allocation Fund	Expense	Waived
Class A	$ 201,919	$ —
Investor Class	215,738	—
Class B	32,606	—
Class C	41,542	—
Class I	2,970	—
Class R2	25	—
Class R3	339	—
SIMPLE Class	4,808	—

MainStay Equity Allocation Fund	Expense	Waived
Class A	$ 114,254	$ —
Investor Class	130,097	—
Class B	20,846	—
Class C	22,752	—
Class I	2,005	—
Class R3	704	—
SIMPLE Class	2,344	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Allocation Funds with the values and percentages of net assets as follows:
MainStay Conservative Allocation Fund
SIMPLE Class	$25,299	1.3%

MainStay Moderate Allocation Fund
SIMPLE Class	$26,537	0.5%

MainStay Growth Allocation Fund
SIMPLE Class	$27,984	0.7%

MainStay Equity Allocation Fund
SIMPLE Class	$28,657	1.3%
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of each Allocation Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
MainStay Conservative Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$405,421,862	$17,299,617	$(18,923,966)	$(1,624,349)

MainStay Moderate Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$735,257,659	$51,495,445	$(25,766,343)	$25,729,102

MainStay Growth Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,051,864,358	$82,664,107	$(356,520,160)	$(273,856,053)

MainStay Equity Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$376,996,063	$37,511,522	$(7,251,974)	$30,259,548

88	MainStay Asset Allocation Funds

During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022
Fund	Ordinary Income	Long-Term Capital Gains	Total
MainStay Conservative Allocation Fund	$19,955,173	$18,576,345	$38,531,518
MainStay Moderate Allocation Fund	35,112,571	42,920,940	78,033,511
MainStay Growth Allocation Fund	34,790,239	57,066,545	91,856,784
MainStay Equity Allocation Fund	24,711,549	30,472,368	55,183,917
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Allocation Funds. Custodial fees are charged to each Allocation Fund based on each Allocation Fund's net assets and/or the market value of securities held by each Allocation Fund and the number of certain transactions incurred by each Allocation Fund.
Note 6–Line of Credit
The Allocation Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Funds and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Allocation Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Allocation Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Allocation Funds.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities were as follows:
Fund	Purchases	Sales
MainStay Conservative Allocation Fund	$25,503	$41,545
MainStay Moderate Allocation Fund	54,859	62,303
MainStay Growth Allocation Fund	63,672	64,610
MainStay Equity Allocation Fund	28,662	28,948
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
MainStay Conservative Allocation Fund
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	795,418	$ 8,744,358
Shares issued to shareholders in reinvestment of distributions	900,643	9,690,855
Shares redeemed	(2,887,870)	(31,772,993)
Net increase (decrease) in shares outstanding before conversion	(1,191,809)	(13,337,780)
Shares converted into Class A (See Note 1)	348,137	3,816,938
Shares converted from Class A (See Note 1)	(1,028)	(11,375)
Net increase (decrease)	(844,700)	$ (9,532,217)
Year ended October 31, 2022:
Shares sold	3,241,218	$ 39,327,539
Shares issued to shareholders in reinvestment of distributions	2,539,638	31,663,367
Shares redeemed	(6,009,934)	(70,234,602)
Net increase (decrease) in shares outstanding before conversion	(229,078)	756,304
Shares converted into Class A (See Note 1)	565,960	6,874,220
Net increase (decrease)	336,882	$ 7,630,524

89

Notes to Financial Statements (Unaudited) (continued)
Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	173,296	$ 1,905,300
Shares issued to shareholders in reinvestment of distributions	87,472	940,881
Shares redeemed	(191,035)	(2,105,032)
Net increase (decrease) in shares outstanding before conversion	69,733	741,149
Shares converted into Investor Class (See Note 1)	72,212	803,798
Shares converted from Investor Class (See Note 1)	(204,172)	(2,230,529)
Net increase (decrease)	(62,227)	$ (685,582)
Year ended October 31, 2022:
Shares sold	372,325	$ 4,417,522
Shares issued to shareholders in reinvestment of distributions	237,886	2,970,897
Shares redeemed	(405,256)	(4,754,108)
Net increase (decrease) in shares outstanding before conversion	204,955	2,634,311
Shares converted into Investor Class (See Note 1)	136,945	1,618,308
Shares converted from Investor Class (See Note 1)	(253,600)	(3,165,856)
Net increase (decrease)	88,300	$ 1,086,763

Class B	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	4,108	$ 44,324
Shares issued to shareholders in reinvestment of distributions	12,015	126,723
Shares redeemed	(53,724)	(581,015)
Net increase (decrease) in shares outstanding before conversion	(37,601)	(409,968)
Shares converted from Class B (See Note 1)	(89,027)	(966,025)
Net increase (decrease)	(126,628)	$ (1,375,993)
Year ended October 31, 2022:
Shares sold	14,547	$ 166,793
Shares issued to shareholders in reinvestment of distributions	56,288	699,015
Shares redeemed	(177,255)	(2,097,364)
Net increase (decrease) in shares outstanding before conversion	(106,420)	(1,231,556)
Shares converted from Class B (See Note 1)	(213,538)	(2,488,526)
Net increase (decrease)	(319,958)	$ (3,720,082)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	47,438	$ 513,018
Shares issued to shareholders in reinvestment of distributions	39,919	421,078
Shares redeemed	(214,364)	(2,307,813)
Net increase (decrease) in shares outstanding before conversion	(127,007)	(1,373,717)
Shares converted from Class C (See Note 1)	(130,443)	(1,412,807)
Net increase (decrease)	(257,450)	$ (2,786,524)
Year ended October 31, 2022:
Shares sold	129,326	$ 1,517,177
Shares issued to shareholders in reinvestment of distributions	153,626	1,904,640
Shares redeemed	(565,296)	(6,511,415)
Net increase (decrease) in shares outstanding before conversion	(282,344)	(3,089,598)
Shares converted from Class C (See Note 1)	(244,856)	(2,838,146)
Net increase (decrease)	(527,200)	$ (5,927,744)

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	210,650	$ 2,324,513
Shares issued to shareholders in reinvestment of distributions	20,553	223,992
Shares redeemed	(105,086)	(1,170,961)
Net increase (decrease)	126,117	$ 1,377,544
Year ended October 31, 2022:
Shares sold	53,975	$ 650,165
Shares issued to shareholders in reinvestment of distributions	52,596	662,856
Shares redeemed	(167,870)	(2,011,174)
Net increase (decrease)	(61,299)	$ (698,153)

Class R2	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	103	$ 1,122
Shares issued to shareholders in reinvestment of distributions	387	4,159
Shares redeemed	(80)	(873)
Net increase (decrease)	410	$ 4,408
Year ended October 31, 2022:
Shares sold	1,981	$ 22,863
Shares issued to shareholders in reinvestment of distributions	883	10,998
Shares redeemed	(85)	(960)
Net increase (decrease)	2,779	$ 32,901

90	MainStay Asset Allocation Funds

Class R3	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	5,859	$ 64,009
Shares issued to shareholders in reinvestment of distributions	5,547	59,373
Shares redeemed	(3,079)	(33,720)
Net increase (decrease)	8,327	$ 89,662
Year ended October 31, 2022:
Shares sold	59,563	$ 695,614
Shares issued to shareholders in reinvestment of distributions	10,741	132,994
Shares redeemed	(782)	(10,227)
Net increase (decrease)	69,522	$ 818,381

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	53,430	$ 585,307
Shares issued to shareholders in reinvestment of distributions	3,826	41,085
Shares redeemed	(7,929)	(86,384)
Net increase (decrease)	49,327	$ 540,008
Year ended October 31, 2022:
Shares sold	105,252	$ 1,246,425
Shares issued to shareholders in reinvestment of distributions	3,382	41,449
Shares redeemed	(9,713)	(114,337)
Net increase (decrease)	98,921	$ 1,173,537
MainStay Moderate Allocation Fund
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,680,106	$ 20,498,611
Shares issued to shareholders in reinvestment of distributions	2,799,172	32,890,277
Shares redeemed	(3,434,136)	(41,973,047)
Net increase (decrease) in shares outstanding before conversion	1,045,142	11,415,841
Shares converted into Class A (See Note 1)	773,279	9,420,469
Net increase (decrease)	1,818,421	$ 20,836,310
Year ended October 31, 2022:
Shares sold	4,310,609	$ 58,632,973
Shares issued to shareholders in reinvestment of distributions	4,409,392	63,495,168
Shares redeemed	(6,087,255)	(80,493,181)
Net increase (decrease) in shares outstanding before conversion	2,632,746	41,634,960
Shares converted into Class A (See Note 1)	1,138,271	15,841,670
Shares converted from Class A (See Note 1)	(25,139)	(377,349)
Net increase (decrease)	3,745,878	$ 57,099,281

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	469,933	$ 5,755,810
Shares issued to shareholders in reinvestment of distributions	368,315	4,338,758
Shares redeemed	(402,596)	(4,926,111)
Net increase (decrease) in shares outstanding before conversion	435,652	5,168,457
Shares converted into Investor Class (See Note 1)	133,207	1,661,943
Shares converted from Investor Class (See Note 1)	(489,407)	(5,960,263)
Net increase (decrease)	79,452	$ 870,137
Year ended October 31, 2022:
Shares sold	1,047,643	$ 14,035,989
Shares issued to shareholders in reinvestment of distributions	583,028	8,424,747
Shares redeemed	(762,705)	(10,139,771)
Net increase (decrease) in shares outstanding before conversion	867,966	12,320,965
Shares converted into Investor Class (See Note 1)	233,726	3,120,077
Shares converted from Investor Class (See Note 1)	(644,002)	(9,178,421)
Net increase (decrease)	457,690	$ 6,262,621

Class B	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	2,499	$ 29,883
Shares issued to shareholders in reinvestment of distributions	51,681	603,118
Shares redeemed	(63,687)	(767,555)
Net increase (decrease) in shares outstanding before conversion	(9,507)	(134,554)
Shares converted from Class B (See Note 1)	(260,841)	(3,165,243)
Net increase (decrease)	(270,348)	$ (3,299,797)
Year ended October 31, 2022:
Shares sold	17,417	$ 223,363
Shares issued to shareholders in reinvestment of distributions	137,033	1,960,943
Shares redeemed	(191,411)	(2,531,471)
Net increase (decrease) in shares outstanding before conversion	(36,961)	(347,165)
Shares converted from Class B (See Note 1)	(471,190)	(6,252,362)
Net increase (decrease)	(508,151)	$ (6,599,527)

91

Notes to Financial Statements (Unaudited) (continued)
Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	49,284	$ 595,784
Shares issued to shareholders in reinvestment of distributions	71,032	828,236
Shares redeemed	(153,929)	(1,852,946)
Net increase (decrease) in shares outstanding before conversion	(33,613)	(428,926)
Shares converted from Class C (See Note 1)	(160,234)	(1,953,122)
Net increase (decrease)	(193,847)	$ (2,382,048)
Year ended October 31, 2022:
Shares sold	151,925	$ 2,001,192
Shares issued to shareholders in reinvestment of distributions	160,147	2,290,108
Shares redeemed	(379,909)	(5,012,594)
Net increase (decrease) in shares outstanding before conversion	(67,837)	(721,294)
Shares converted from Class C (See Note 1)	(264,665)	(3,523,021)
Net increase (decrease)	(332,502)	$ (4,244,315)

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	55,044	$ 668,055
Shares issued to shareholders in reinvestment of distributions	39,985	473,021
Shares redeemed	(127,889)	(1,559,976)
Net increase (decrease)	(32,860)	$ (418,900)
Year ended October 31, 2022:
Shares sold	129,798	$ 1,768,839
Shares issued to shareholders in reinvestment of distributions	70,570	1,023,972
Shares redeemed	(239,452)	(3,218,447)
Net increase (decrease) in shares outstanding before conversion	(39,084)	(425,636)
Shares converted into Class I (See Note 1)	24,366	369,406
Net increase (decrease)	(14,718)	$ (56,230)

Class R2	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	11	$ 141
Shares issued to shareholders in reinvestment of distributions	712	8,356
Net increase (decrease)	723	$ 8,497
Year ended October 31, 2022:
Shares sold	559	$ 7,338
Shares issued to shareholders in reinvestment of distributions	1,079	15,531
Shares redeemed	(186)	(2,189)
Net increase (decrease)	1,452	$ 20,680

Class R3	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	11,805	$ 143,904
Shares issued to shareholders in reinvestment of distributions	6,808	79,853
Shares redeemed	(9,688)	(116,349)
Net increase (decrease)	8,925	$ 107,408
Year ended October 31, 2022:
Shares sold	27,980	$ 376,716
Shares issued to shareholders in reinvestment of distributions	9,668	139,128
Shares redeemed	(5,243)	(71,327)
Net increase (decrease)	32,405	$ 444,517

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	170,293	$ 2,074,573
Shares issued to shareholders in reinvestment of distributions	15,225	179,502
Shares redeemed	(12,833)	(157,440)
Net increase (decrease) in shares outstanding before conversion	172,685	2,096,635
Shares converted from SIMPLE Class (See Note 1)	(311)	(3,784)
Net increase (decrease)	172,374	$ 2,092,851
Year ended October 31, 2022:
Shares sold	196,586	$ 2,591,082
Shares issued to shareholders in reinvestment of distributions	6,972	100,741
Shares redeemed	(9,826)	(131,009)
Net increase (decrease)	193,732	$ 2,560,814

92	MainStay Asset Allocation Funds

MainStay Growth Allocation Fund
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,597,994	$ 21,698,035
Shares issued to shareholders in reinvestment of distributions	3,252,826	42,319,268
Shares redeemed	(2,886,526)	(39,261,100)
Net increase (decrease) in shares outstanding before conversion	1,964,294	24,756,203
Shares converted into Class A (See Note 1)	673,609	9,087,390
Shares converted from Class A (See Note 1)	(790)	(10,810)
Net increase (decrease)	2,637,113	$ 33,832,783
Year ended October 31, 2022:
Shares sold	2,998,767	$ 45,352,741
Shares issued to shareholders in reinvestment of distributions	4,508,464	73,578,134
Shares redeemed	(5,294,349)	(79,259,848)
Net increase (decrease) in shares outstanding before conversion	2,212,882	39,671,027
Shares converted into Class A (See Note 1)	1,097,499	17,558,142
Shares converted from Class A (See Note 1)	(699)	(10,390)
Net increase (decrease)	3,309,682	$ 57,218,779

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	418,480	$ 5,706,964
Shares issued to shareholders in reinvestment of distributions	514,529	6,714,607
Shares redeemed	(390,095)	(5,327,614)
Net increase (decrease) in shares outstanding before conversion	542,914	7,093,957
Shares converted into Investor Class (See Note 1)	111,077	1,554,430
Shares converted from Investor Class (See Note 1)	(474,283)	(6,378,620)
Net increase (decrease)	179,708	$ 2,269,767
Year ended October 31, 2022:
Shares sold	853,832	$ 12,862,862
Shares issued to shareholders in reinvestment of distributions	704,025	11,517,853
Shares redeemed	(677,404)	(10,185,045)
Net increase (decrease) in shares outstanding before conversion	880,453	14,195,670
Shares converted into Investor Class (See Note 1)	226,568	3,404,061
Shares converted from Investor Class (See Note 1)	(690,453)	(11,396,445)
Net increase (decrease)	416,568	$ 6,203,286

Class B	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	106	$ 1,444
Shares issued to shareholders in reinvestment of distributions	72,241	929,020
Shares redeemed	(62,256)	(835,564)
Net increase (decrease) in shares outstanding before conversion	10,091	94,900
Shares converted from Class B (See Note 1)	(230,387)	(3,118,437)
Net increase (decrease)	(220,296)	$ (3,023,537)
Year ended October 31, 2022:
Shares sold	4,043	$ 58,430
Shares issued to shareholders in reinvestment of distributions	163,164	2,633,473
Shares redeemed	(177,997)	(2,635,721)
Net increase (decrease) in shares outstanding before conversion	(10,790)	56,182
Shares converted from Class B (See Note 1)	(476,327)	(7,059,122)
Net increase (decrease)	(487,117)	$ (7,002,940)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	53,965	$ 723,659
Shares issued to shareholders in reinvestment of distributions	92,277	1,187,605
Shares redeemed	(182,257)	(2,430,003)
Net increase (decrease) in shares outstanding before conversion	(36,015)	(518,739)
Shares converted from Class C (See Note 1)	(84,398)	(1,143,896)
Net increase (decrease)	(120,413)	$ (1,662,635)
Year ended October 31, 2022:
Shares sold	125,156	$ 1,855,227
Shares issued to shareholders in reinvestment of distributions	161,426	2,607,023
Shares redeemed	(289,182)	(4,330,282)
Net increase (decrease) in shares outstanding before conversion	(2,600)	131,968
Shares converted from Class C (See Note 1)	(165,079)	(2,480,095)
Net increase (decrease)	(167,679)	$ (2,348,127)

93

Notes to Financial Statements (Unaudited) (continued)
Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	200,930	$ 2,850,622
Shares issued to shareholders in reinvestment of distributions	46,977	620,096
Shares redeemed	(162,611)	(2,242,038)
Net increase (decrease) in shares outstanding before conversion	85,296	1,228,680
Shares converted into Class I (See Note 1)	712	9,943
Net increase (decrease)	86,008	$ 1,238,623
Year ended October 31, 2022:
Shares sold	205,566	$ 2,969,610
Shares issued to shareholders in reinvestment of distributions	46,454	768,348
Shares redeemed	(293,545)	(4,850,249)
Net increase (decrease)	(41,525)	$ (1,112,291)

Class R1	Shares	Amount
Year ended October 31, 2022:(a)
Shares sold	217	$ 3,599
Shares issued to shareholders in reinvestment of distributions	366	6,054
Shares redeemed	(3,812)	(57,535)
Net increase (decrease)	(3,229)	$ (47,882)

Class R2	Shares	Amount
Six-month period ended April 30, 2023:
Shares issued to shareholders in reinvestment of distributions	415	$ 5,399
Shares redeemed	(1,283)	(17,156)
Net increase (decrease)	(868)	$ (11,757)
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	565	$ 9,226
Shares redeemed	(60)	(814)
Net increase (decrease)	505	$ 8,412

Class R3	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	5,970	$ 80,094
Shares issued to shareholders in reinvestment of distributions	5,226	67,736
Shares redeemed	(9,004)	(119,641)
Net increase (decrease)	2,192	$ 28,189
Year ended October 31, 2022:
Shares sold	20,556	$ 321,992
Shares issued to shareholders in reinvestment of distributions	9,438	153,374
Shares redeemed	(46,301)	(705,174)
Net increase (decrease) in shares outstanding before conversion	(16,307)	(229,808)
Shares converted from Class R3 (See Note 1)	(1,210)	(16,151)
Net increase (decrease)	(17,517)	$ (245,959)

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	96,169	$ 1,310,958
Shares issued to shareholders in reinvestment of distributions	17,071	223,125
Shares redeemed	(36,289)	(490,719)
Net increase (decrease)	76,951	$ 1,043,364
Year ended October 31, 2022:
Shares sold	137,751	$ 2,062,207
Shares issued to shareholders in reinvestment of distributions	11,687	191,425
Shares redeemed	(13,003)	(197,173)
Net increase (decrease)	136,435	$ 2,056,459

(a)	Class R1 liquidated and no longer offered for sale as of April 28, 2022.

94	MainStay Asset Allocation Funds

MainStay Equity Allocation Fund
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	874,644	$ 12,318,773
Shares issued to shareholders in reinvestment of distributions	2,272,824	30,274,016
Shares redeemed	(1,315,224)	(18,486,279)
Net increase (decrease) in shares outstanding before conversion	1,832,244	24,106,510
Shares converted into Class A (See Note 1)	409,061	5,706,342
Shares converted from Class A (See Note 1)	(87)	(1,202)
Net increase (decrease)	2,241,218	$ 29,811,650
Year ended October 31, 2022:
Shares sold	1,692,419	$ 27,586,671
Shares issued to shareholders in reinvestment of distributions	2,377,051	42,430,363
Shares redeemed	(2,572,629)	(41,487,935)
Net increase (decrease) in shares outstanding before conversion	1,496,841	28,529,099
Shares converted into Class A (See Note 1)	540,027	9,463,094
Shares converted from Class A (See Note 1)	(34)	(569)
Net increase (decrease)	2,036,834	$ 37,991,624

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	250,548	$ 3,535,931
Shares issued to shareholders in reinvestment of distributions	428,987	5,714,114
Shares redeemed	(230,020)	(3,232,540)
Net increase (decrease) in shares outstanding before conversion	449,515	6,017,505
Shares converted into Investor Class (See Note 1)	59,728	869,500
Shares converted from Investor Class (See Note 1)	(261,392)	(3,632,806)
Net increase (decrease)	247,851	$ 3,254,199
Year ended October 31, 2022:
Shares sold	502,859	$ 8,114,965
Shares issued to shareholders in reinvestment of distributions	438,877	7,833,960
Shares redeemed	(374,514)	(6,052,697)
Net increase (decrease) in shares outstanding before conversion	567,222	9,896,228
Shares converted into Investor Class (See Note 1)	108,545	1,770,436
Shares converted from Investor Class (See Note 1)	(345,839)	(6,278,887)
Net increase (decrease)	329,928	$ 5,387,777

Class B	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	303	$ 4,051
Shares issued to shareholders in reinvestment of distributions	69,384	890,193
Shares redeemed	(41,063)	(560,451)
Net increase (decrease) in shares outstanding before conversion	28,624	333,793
Shares converted from Class B (See Note 1)	(149,652)	(2,043,427)
Net increase (decrease)	(121,028)	$ (1,709,634)
Year ended October 31, 2022:
Shares sold	2,093	$ 35,116
Shares issued to shareholders in reinvestment of distributions	108,219	1,866,768
Shares redeemed	(100,442)	(1,573,542)
Net increase (decrease) in shares outstanding before conversion	9,870	328,342
Shares converted from Class B (See Note 1)	(235,669)	(3,698,337)
Net increase (decrease)	(225,799)	$ (3,369,995)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	30,110	$ 406,687
Shares issued to shareholders in reinvestment of distributions	75,274	968,019
Shares redeemed	(75,130)	(1,018,343)
Net increase (decrease) in shares outstanding before conversion	30,254	356,363
Shares converted from Class C (See Note 1)	(66,103)	(898,407)
Net increase (decrease)	(35,849)	$ (542,044)
Year ended October 31, 2022:
Shares sold	59,338	$ 910,154
Shares issued to shareholders in reinvestment of distributions	95,825	1,656,787
Shares redeemed	(142,326)	(2,243,135)
Net increase (decrease) in shares outstanding before conversion	12,837	323,806
Shares converted from Class C (See Note 1)	(77,670)	(1,239,389)
Net increase (decrease)	(64,833)	$ (915,583)

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	15,929	$ 222,653
Shares issued to shareholders in reinvestment of distributions	38,925	530,552
Shares redeemed	(27,535)	(397,080)
Net increase (decrease)	27,319	$ 356,125
Year ended October 31, 2022:
Shares sold	60,046	$ 1,056,549
Shares issued to shareholders in reinvestment of distributions	42,339	771,834
Shares redeemed	(63,110)	(1,064,905)
Net increase (decrease)	39,275	$ 763,478

95

Notes to Financial Statements (Unaudited) (continued)
Class R3	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	9,531	$ 133,209
Shares issued to shareholders in reinvestment of distributions	12,754	168,606
Shares redeemed	(17,599)	(238,850)
Net increase (decrease)	4,686	$ 62,965
Year ended October 31, 2022:
Shares sold	19,970	$ 324,343
Shares issued to shareholders in reinvestment of distributions	11,666	206,725
Shares redeemed	(4,037)	(71,215)
Net increase (decrease) in shares outstanding before conversion	27,599	459,853
Shares converted from Class R3 (See Note 1)	(1,163)	(16,348)
Net increase (decrease)	26,436	$ 443,505

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	60,124	$ 847,952
Shares issued to shareholders in reinvestment of distributions	11,472	153,037
Shares redeemed	(14,291)	(200,411)
Net increase (decrease)	57,305	$ 800,578
Year ended October 31, 2022:
Shares sold	70,829	$ 1,110,829
Shares issued to shareholders in reinvestment of distributions	3,896	69,622
Shares redeemed	(2,539)	(41,112)
Net increase (decrease)	72,186	$ 1,139,339
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Allocation Funds currently face a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Allocation Funds, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Allocation Funds' performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Allocation Funds as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

96	MainStay Asset Allocation Funds

Board Consideration and Approval of Management Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund and MainStay Equity Allocation Fund (“Funds”) and New York Life Investment Management LLC (“New York Life Investments”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of the Management Agreement for a one-year period.
In reaching the decision to approve the continuation of the Management Agreement, the Board considered information and materials furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on each Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on each Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of each Fund, if any, and, when applicable, the rationale for any differences in each Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of the Management Agreement reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of each Fund and investment-related matters for each Fund as well as presentations from New York Life Investments personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to each Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding each Fund’s distribution arrangements. In addition, the Board received information regarding each Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of each Fund, among other information.
In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of the Management Agreement are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to each Fund by New York Life Investments; (ii) the qualifications of the portfolio managers of each Fund and the historical investment performance of each Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments with respect to its relationship with each Fund; (iv) the extent to which economies of scale have been realized or may be realized if each Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit each Fund’s shareholders; and (v) the reasonableness of each Fund’s management fee and total ordinary operating expenses. Although the Board recognized that comparisons between each Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of each Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing each Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the

97

Board Consideration and Approval of Management Agreement  (Unaudited) (continued)
MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that each Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 6–7, 2022 meeting are summarized in more detail below. The Board considered on a Fund-by-Fund basis the factors and information deemed relevant and appropriate by the Trustees to evaluate the continuation of the Management Agreement, and the Board’s decision was made separately with respect to each Fund.
Nature, Extent and Quality of Services Provided by New York Life Investments
The Board examined the nature, extent and quality of the services that New York Life Investments provides to each Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of each Fund. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to each Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to each Fund.
The Board also considered the range of services that New York Life Investments provides to the Funds under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Funds’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Funds and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Funds and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to each Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that New York Life Investments provides to each Fund and considered the terms of the Management Agreement. The Board evaluated New York Life Investments’ experience and performance in serving as investment adviser to the Funds and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at New York Life Investments. The Board considered New York Life Investments’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs relating to the Funds. The Board also considered New York Life Investments’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Funds. In this regard, the Board considered the qualifications and experience of each Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
Because the Funds invest substantially all their assets in other funds advised by New York Life Investments or its affiliates, the Board considered information from New York Life Investments regarding the investment rationale and process for the allocation among and selection of the underlying funds in which the Funds invest.
In addition, the Board considered information provided by New York Life Investments regarding the operations of its business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that each Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating each Fund’s investment performance, the Board considered investment performance results over various periods in light of each Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, each Fund’s performance provided

98	MainStay Asset Allocation Funds

to the Board throughout the year. These reports include, among other items, information on each Fund’s gross and net returns, each Fund’s investment performance compared to a relevant investment category and each Fund’s benchmarks, each Fund’s risk-adjusted investment performance and each Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of each Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning each Fund’s investment performance over various periods as well as discussions between each Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed to take, to seek to enhance each Fund’s investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of each Fund’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments
The Board considered the costs of the services provided under the Management Agreement. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Funds as well as the MainStay Group of Funds.
The Board noted that the Funds do not pay a management fee for the allocation and other management services provided by New York Life Investments under the Management Agreement but that shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest. The Board considered that the Funds’ investments in underlying funds managed by New York Life Investments or its affiliates indirectly benefit New York Life Investments or its affiliates. The Board noted that it considers the profits realized by New York Life Investments and its affiliates with respect to the underlying MainStay Funds as part of the annual contract review process for those funds.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of each Fund. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Funds. The Board recognized that each Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to each Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with each Fund, including reputational and other indirect benefits. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Funds, including the potential rationale for and costs associated with investments in this money market fund by the Funds, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Funds.
The Board observed that New York Life Investments’ affiliates also earn revenues from serving each Fund in various other capacities, including as each Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with each Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with each Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered
99

Board Consideration and Approval of Management Agreement  (Unaudited) (continued)
the profitability of New York Life Investments’ relationship with the Funds on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with each Fund were not excessive.
Management Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under the Management Agreement and each Fund’s total ordinary operating expenses.
In assessing the reasonableness of each Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. Because the Funds do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Funds indirectly pay by investing in underlying funds that charge a management fee. The Board considered New York Life Investments’ process for monitoring and addressing potential conflicts of interest in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of each Fund, if any. The Board considered the contractual management fee schedules of each Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Funds, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on each Fund’s expenses. The Board also considered that in proposing fees for each Fund, New York Life Investments considers the competitive marketplace for mutual funds.
Because the Funds invest substantially all their assets in other funds advised by New York Life Investments or its affiliates, the Board also considered information provided by New York Life Investments regarding the fees and expenses associated with the Funds’ investments in other funds, including New York Life Investments’ finding that the applicable Fund’s fees and expenses do not duplicate the fees and expenses of the corresponding acquired fund (when required by Rule 12d1-4 under the 1940 Act).
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of each Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and each Fund’s transfer agent, charges each Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Funds. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Funds.
The Board considered the extent to which transfer agent fees contributed to the total expenses of each Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that each Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for each Fund and whether each Fund’s expense structure permits any economies of scale to be appropriately shared with each Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with each Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to each Fund. The Board reviewed information from New York Life Investments showing how each Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how each Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels. The Board noted that the Funds do not pay a management fee and that the Board separately considers economies of scale as part of its review of the management agreements of underlying MainStay Funds in which the Funds invest and the benefit

100	MainStay Asset Allocation Funds

of any breakpoints in the management fee schedules for the underlying MainStay Funds would pass through to shareholders of the Funds at the specified levels of underlying MainStay Fund assets.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of each Fund’s shareholders through each Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of the Management Agreement.
101

Discussion of the Operation and Effectiveness of the Allocation Funds' Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Allocation Funds have adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Allocation Funds' liquidity risk. The Allocation Funds' liquidity risk is the risk that the Allocation Funds could not meet requests to redeem shares issued by the Allocation Funds without significant dilution of the remaining investors’ interests in the Allocation Funds. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Allocation Funds' liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Allocation Funds' liquidity developments and (iii) the Allocation Funds' investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Allocation Funds' liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Allocation Fund's portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator's liquidity classification determinations are made by taking into account the Allocation Funds' reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Allocation Funds' prospectus for more information regarding the Allocation Funds' exposure to liquidity risk and other risks to which it may be subject.
102	MainStay Asset Allocation Funds

Proxy Voting Policies and Procedures and Proxy Voting Record
Each Allocation Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Allocation Funds' holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022177MS043-23	MSAA10-06/23
(NYLIM) NL224

MainStay Epoch Capital Growth Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	6/30/2016	11.17%	6.58%	10.13%	11.78%	1.25%
		Excluding sales charges		17.64	12.78	11.38	12.71	1.25
Investor Class Shares[3]	Maximum 5.00% Initial Sales Charge	With sales charges	6/30/2016	11.69	6.94	9.83	11.52	1.44
		Excluding sales charges		17.57	12.57	11.08	12.45	1.44
Class C Shares	Maximum 1.00% CDSC	With sales charges	6/30/2016	16.12	10.69	10.27	11.63	2.20
	if Redeemed Within One Year of Purchase	Excluding sales charges		17.12	11.69	10.27	11.63	2.20
Class I Shares	No Sales Charge		6/30/2016	17.84	13.10	11.67	12.98	1.00

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Since Inception
MSCI World Index (Net)[2]	12.26%	3.18%	8.14%	10.10%
Morningstar Global Large Stock Growth Category Average[3]	14.15	1.90	7.42	9.82

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The MSCI World Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
3.	The Morningstar Global Large Stock Growth Category Average is a representative of funds that invest in a variety of international stocks and typically skew towards large caps that are more expensive or projected to grow faster than other global large-cap stocks. World large stock growth funds have few geographical limitations. It is common for these funds to invest the majority of their assets in developed markets, with the remainder divided among the globe's emerging markets. These funds are not significantly overweight U.S. equity exposure relative to the Morningstar Global Market Index and maintain at least a 20% absolute U.S. exposure. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch Capital Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Capital Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,176.40	$ 6.21	$1,019.09	$ 5.76	1.15%
Investor Class Shares	$1,000.00	$1,175.70	$ 7.44	$1,017.95	$ 6.90	1.38%
Class C Shares	$1,000.00	$1,171.20	$11.47	$1,014.23	$10.64	2.13%
Class I Shares	$1,000.00	$1,178.40	$ 4.86	$1,020.33	$ 4.51	0.90%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2023 (Unaudited)
United States	65.5%
United Kingdom	4.2
Switzerland	3.5
Canada	2.8
Denmark	2.8
China	2.7
Netherlands	2.7
Spain	2.2
France	2.0
Sweden	2.0
Jordan	1.3
Japan	1.3
Malta	1.2%
Mexico	1.2
Australia	1.2
Taiwan	1.0
Germany	0.9
Singapore	0.8
Italy	0.7
Indonesia	0.5
South Africa	0.4
Other Assets, Less Liabilities	–0.9
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	BE Semiconductor Industries NV
2.	Eli Lilly and Co.
3.	Monster Beverage Corp.
4.	Constellation Software, Inc.
5.	Industria de Diseno Textil SA
6.	Alphabet, Inc., Class A
7.	Costco Wholesale Corp.
8.	Zoetis, Inc.
9.	Edenred
10.	Meta Platforms, Inc., Class A

8	MainStay Epoch Capital Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers William W. Priest, CFA, Steven D. Bleiberg, Michael A. Welhoelter, CFA, and David J. Siino, CFA, CAIA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch Capital Growth Fund perform relative to its benchmark and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay Epoch Capital Growth Fund returned 17.84%, outperforming the 12.26% return of the Fund’s primary benchmark, the MSCI World Index (Net) (the “Index”). Over the same period, Class I shares also outperformed the 14.15% return of the Morningstar Global Large Stock Growth Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Stock selection and sector allocations both made positive contributions to the Fund's performance relative to the Index during the reporting period, with stock selection accounting for a large majority of the outperformance. (Contributions take weightings and total returns into account.) Underweight positions in the energy and financials sectors contributed positively, as did an overweight position in information technology. From a stock selection perspective, the strongest positive contributions to the Fund’s relative performance came from holdings in the health care, consumer discretionary and information technology sectors.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
Health care, consumer discretionary, and information technology made the largest positive contributions to relative performance. Financials was the only sector that made a negative contribution.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The largest positive contributors to the Fund’s absolute performance included semiconductor equipment manufacturer BE Semiconductor and social media company Meta Platforms.
BE Semiconductor reported fourth quarter 2022 results in February 2023 that were received positively by investors, even though sales and profit were significantly lower than the prior year period. The company made positive comments regarding having reached a trough level of sales and reported a higher level of incoming orders than was anticipated. BE Semiconductor also provided detail on the expected trajectory of demand for its next generation "hybrid bonding" technology, which implied a significant ramp-up of sales as compared to the prior peak.
Following a painful 2022, Meta Platforms saw a reversal of fortune resulting from a combination of management decisions and more favorable industry conditions. In November 2022, the company announced the layoff of 11,000 employees, following up in March of 2023 with a further 10,000 job cuts and significant reductions in operating expense and capital expenditures as part of its "Year of Efficiency." At the same time, user metrics improved across the company’s Facebook and Instagram divisions, monetization of its Reels and WhatsApp platforms progressed, and advertising revenues were bolstered by a recovering digital advertising market, as well as share gains for Advantage+, the company's AI-powered ad manager.
The most significant detractors from the Fund’s absolute performance during the reporting period were holdings in banking company SVB Financial Group and independent broker-dealer LPL Financial Holdings.
SVB is the parent of Silicon Valley Bank, which was closed by the Federal Deposit Insurance Corporation in early March following a run on the bank. What had once seemed to be the bank's competitive advantage—its status as the bank of choice in the venture capital and start-up community in Silicon Valley—turned out to be a double-edged sword, as customer concentration became the bank's undoing. As venture capital funding slowed in 2022, the bank's start-up customers had to draw down their cash balances to fund operations. This required the bank to sell some of its Treasury bond holdings to meet cash demands; losses on those bond sales triggered an announcement that the bank needed to raise capital, which, in turn, sparked a run on the bank in the tightly knit start-up community. We sold the Fund’s holdings the day before trading was halted.
LPL’s poor stock performance came in the wake of the closure of Silicon Valley Bank. We believe this can be explained, in part, by investors selling/shorting those entities that had been the most successful in gathering assets (such as SVB), believing that these enterprises would see rapid outflows from fearful customers. In our opinion, LPL's business possesses attributes that are sufficiently durable to withstand financial market volatility. The company's returns on capital and conservative balance sheet should lead to far lower earnings volatility than that implied by current stock prices. While LPL's earnings will likely be negatively impacted by a lower level of short-term interest rates (as is now currently expected), the Fund does not hold the stock for its

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
9

interest income; the position was initiated for LPL’s high returns above-and-beyond its exposure to rates.
What were some of the Fund’s largest purchases and sales during the reporting period?
The largest new purchases during the reporting period included shares of global pharmaceutical and chemicals company Merck KGaA and medical device maker Edwards Lifesciences.
Germany-based Merck KGaA is distinct from the American company Merck, which started out as part of Merck KGaA but was seized by the U.S. government during World War I and subsequently sold off. Merck KGaA researches drugs in the areas of oncology, neurodegenerative, autoimmune and inflammatory diseases. It also sells cardiovascular, fertility, endocrinology, and over-the-counter products, as well as products for flat screens and the pharmaceutical, food, cosmetics, packaging, and coatings industries. The company's businesses tend to require high levels of technical expertise, which creates barriers to entry for competitors. We believe this should enable the company to continue to earn a healthy return on invested capital.
Edwards Lifesciences produces medical devices relating to cardiovascular disease, including heart valves. Edwards was a pioneer in a new type of aortic valve that does not require open heart surgery, but which can instead be put in place via a catheter inserted into the patient's leg in a process known as transcatheter aortic valve replacement, or TAVR. Edwards was the first mover in this field, and had a head start on training physicians in the use of its product. The firm maintains the leading market share today. Barriers to entry are high due to the expertise (and trials) necessary to compete. Furthermore, there is unlikely to be a cure for the underlying disease (heart valve failure), and therefore demand appears likely to remain firm. The cost/benefit ratio (with the benefit consisting of additional, quality-adjusted life years) is considered acceptable, so that the procedure is covered by most insurance. Edwards is also working on additional types of replacement valves, which could help drive future growth.
The Fund’s largest sales during the same period included its entire positions in Wingstop and Swedish Match. Wingstop enjoys some of the highest store-level returns in the quick-service restaurant industry and has been hitting its targets for new store openings. The parent entity's franchisor model also generates high returns on capital. That said, the stock's valuation, at prevailing interest rates, implied a higher level of growth than we thought reasonable, so we exited the Fund’s position. Swedish Match was sold because the company was acquired by Philip Morris International.
How did the Fund’s sector and/or country weightings change during the reporting period?
As a result of trading activity, and the impact of varying performance across sectors, the Fund’s weightings in the financials and, to a lesser degree, consumer staples sectors declined. Weightings in consumer discretionary and information technology increased.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, the Fund held its most overweight exposures relative to the Index in the health care, consumer discretionary and information technology sectors. As of the same date, the Fund’s most underweight positions were in the financials and energy sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Epoch Capital Growth Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 98.0%
Australia 1.2%
Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	38,365	$ 962,388
Canada 2.8%
Alimentation Couche-Tard, Inc. (Consumer Staples Distribution & Retail)	19,405	968,496
Constellation Software, Inc. (Software)	706	1,381,839
Lumine Group, Inc. (Software) (a)	2,185	29,432
		2,379,767
China 2.7%
Chongqing Brewery Co. Ltd., Class A (Beverages)	38,474	578,426
Silergy Corp. (Semiconductors & Semiconductor Equipment)	46,000	718,972
SITC International Holdings Co. Ltd. (Marine Transportation)	341,000	628,163
Yadea Group Holdings Ltd. (Automobiles) (b)	160,000	373,418
		2,298,979
Denmark 2.8%
Coloplast A/S, Class B (Health Care Equipment & Supplies)	2,639	379,591
Genmab A/S (Biotechnology) (a)	2,004	823,582
Novo Nordisk A/S, Class B (Pharmaceuticals)	6,672	1,109,222
		2,312,395
France 2.0%
Edenred (Financial Services)	19,478	1,264,589
Sartorius Stedim Biotech (Life Sciences Tools & Services)	1,509	403,221
		1,667,810
Germany 0.9%
Merck KGaA (Pharmaceuticals) (a)	4,123	738,486
Indonesia 0.5%
Bank Central Asia Tbk. PT (Banks)	689,700	425,479
Italy 0.7%
Recordati Industria Chimica e Farmaceutica SpA (Pharmaceuticals)	12,722	584,987
	Shares	Value

Japan 1.3%
Hoya Corp. (Health Care Equipment & Supplies)	5,300	$ 552,776
ZOZO, Inc. (Specialty Retail)	26,400	553,403
		1,106,179
Jordan 1.3%
Hikma Pharmaceuticals plc (Pharmaceuticals)	48,409	1,120,028
Malta 1.2%
Kindred Group plc, SDR (Hotels, Restaurants & Leisure)	85,098	1,043,908
Mexico 1.2%
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Transportation Infrastructure)	31,305	556,976
Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	106,900	431,001
		987,977
Netherlands 2.7%
ASML Holding NV (Semiconductors & Semiconductor Equipment)	1,092	690,078
BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	17,924	1,606,502
		2,296,580
Singapore 0.8%
Singapore Exchange Ltd. (Capital Markets)	90,500	649,069
South Africa 0.4%
FirstRand Ltd. (Financial Services)	100,588	353,907
Spain 2.2%
Amadeus IT Group SA (Hotels, Restaurants & Leisure) (a)	7,315	513,770
Industria de Diseno Textil SA (Specialty Retail) (c)	38,269	1,313,974
		1,827,744
Sweden 2.0%
Atlas Copco AB, Class B (Machinery) (c)	37,954	485,942
Epiroc AB, Class B (Machinery)	28,674	492,391
Evolution AB (Hotels, Restaurants & Leisure) (b)	5,170	688,355
		1,666,688

11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Switzerland 3.5%
EMS-Chemie Holding AG (Registered) (Chemicals)	520	$ 425,553
Kuehne + Nagel International AG (Registered) (Marine Transportation)	3,230	953,624
Logitech International SA (Registered) (Technology Hardware, Storage & Peripherals)	10,596	622,590
Partners Group Holding AG (Capital Markets)	989	955,087
		2,956,854
Taiwan 1.0%
Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	38,000	602,586
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	16,000	261,267
		863,853
United Kingdom 4.2%
Auto Trader Group plc (Interactive Media & Services) (b)	111,460	890,332
Diageo plc (Beverages)	12,838	584,379
Fevertree Drinks plc (Beverages)	35,456	604,225
Games Workshop Group plc (Leisure Products)	5,362	668,478
Howden Joinery Group plc (Trading Companies & Distributors)	94,731	815,038
		3,562,452
United States 62.6%
Accenture plc, Class A (IT Services)	2,492	698,483
Adobe, Inc. (Software) (a)	1,792	676,588
Align Technology, Inc. (Health Care Equipment & Supplies) (a)	2,113	687,359
Alphabet, Inc., Class A (Interactive Media & Services) (a)	12,170	1,306,328
Ameriprise Financial, Inc. (Capital Markets)	2,909	887,594
Apple, Inc. (Technology Hardware, Storage & Peripherals)	5,780	980,750
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	6,852	774,482
Arista Networks, Inc. (Communications Equipment) (a)	7,122	1,140,660
Automatic Data Processing, Inc. (Professional Services)	3,455	760,100
Booking Holdings, Inc. (Hotels, Restaurants & Leisure) (a)	250	671,577
	Shares	Value

United States (continued)
Bruker Corp. (Life Sciences Tools & Services)	6,152	$ 486,808
Cadence Design Systems, Inc. (Software) (a)	3,860	808,477
Chemed Corp. (Health Care Providers & Services)	1,535	846,169
Costco Wholesale Corp. (Consumer Staples Distribution & Retail)	2,543	1,279,688
CSL Ltd. (Biotechnology)	5,935	1,180,435
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods) (a)	2,376	1,138,912
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)	2,723	864,471
Donaldson Co., Inc. (Machinery)	12,420	789,291
Eagle Materials, Inc. (Construction Materials)	4,630	686,212
Edwards Lifesciences Corp. (Health Care Equipment & Supplies) (a)	7,719	679,118
Electronic Arts, Inc. (Entertainment)	4,059	516,630
Eli Lilly and Co. (Pharmaceuticals)	3,513	1,390,656
Encompass Health Corp. (Health Care Providers & Services)	12,067	774,098
Etsy, Inc. (Broadline Retail) (a)	3,153	318,548
eXp World Holdings, Inc. (Real Estate Management & Development) (c)	15,130	176,870
Expeditors International of Washington, Inc. (Air Freight & Logistics)	5,459	621,453
Fastenal Co. (Trading Companies & Distributors)	21,687	1,167,628
Ferguson plc (Trading Companies & Distributors)	5,472	769,873
Fortinet, Inc. (Software) (a)	16,614	1,047,513
Gentex Corp. (Automobile Components)	26,741	737,784
Graco, Inc. (Machinery)	8,490	673,172
Home Depot, Inc. (The) (Specialty Retail)	2,710	814,463
KLA Corp. (Semiconductors & Semiconductor Equipment)	2,126	821,784
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	2,010	1,053,401
LPL Financial Holdings, Inc. (Capital Markets)	4,059	847,682
Manhattan Associates, Inc. (Software) (a)	3,256	539,454
Mastercard, Inc., Class A (Financial Services)	3,211	1,220,276
Medpace Holdings, Inc. (Life Sciences Tools & Services) (a)	4,797	960,072
Meta Platforms, Inc., Class A (Interactive Media & Services) (a)	5,138	1,234,764
Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (a)	649	967,983

12	MainStay Epoch Capital Growth Fund

	Shares	Value
Common Stocks (continued)
United States (continued)
Microsoft Corp. (Software)	3,982	$ 1,223,509
Monster Beverage Corp. (Beverages) (a)	24,712	1,383,872
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	6,197	389,729
Paychex, Inc. (Professional Services)	9,261	1,017,413
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	4,752	555,034
Rollins, Inc. (Commercial Services & Supplies)	16,196	684,281
Starbucks Corp. (Hotels, Restaurants & Leisure)	7,963	910,091
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	4,245	709,764
TJX Cos., Inc. (The) (Specialty Retail)	8,798	693,458
Trex Co., Inc. (Building Products) (a)	12,594	688,388
Ulta Beauty, Inc. (Specialty Retail) (a)	1,445	796,816
Union Pacific Corp. (Ground Transportation)	3,339	653,442
UnitedHealth Group, Inc. (Health Care Providers & Services)	2,318	1,140,665
Veeva Systems, Inc., Class A (Health Care Technology) (a)	3,551	635,913
Vertex Pharmaceuticals, Inc. (Biotechnology) (a)	1,792	610,588
Visa, Inc., Class A (Financial Services)	4,528	1,053,801
VMware, Inc., Class A (Software) (a)	7,103	888,088
Waters Corp. (Life Sciences Tools & Services) (a)	1,201	360,732
West Pharmaceutical Services, Inc. (Life Sciences Tools & Services)	2,723	983,657
World Wrestling Entertainment, Inc., Class A (Entertainment)	9,766	1,046,622
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	7,803	1,096,946
Zoetis, Inc. (Pharmaceuticals)	7,244	1,273,350
		52,793,765
Total Common Stocks (Cost $65,036,020)		82,599,295
	Shares	Value
Short-Term Investments 2.9%
Affiliated Investment Company 2.1%
United States 2.1%
MainStay U.S. Government Liquidity Fund, 3.98% (d)	1,778,416	$ 1,778,416
Unaffiliated Investment Company 0.8%
United States 0.8%
Invesco Government & Agency Portfolio, 4.857% (d)(e)	666,145	666,145
Total Short-Term Investments (Cost $2,444,561)		2,444,561
Total Investments (Cost $67,480,581)	100.9%	85,043,856
Other Assets, Less Liabilities	(0.9)	(720,499)
Net Assets	100.0%	$ 84,323,357

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	All or a portion of this security was held on loan. As of April 30, 2023, the aggregate market value of securities on loan was $946,800; the total market value of collateral held by the Fund was $981,131. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $314,986. The Fund received cash collateral with a value of $666,145. (See Note 2(I))
(d)	Current yield as of April 30, 2023.
(e)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 644	$ 15,615	$ (14,481)	$ —	$ —	$ 1,778	$ 23	$ —	1,778

13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
Abbreviation(s):
SDR—Special Drawing Right
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 82,599,295	$ —	$ —	$ 82,599,295
Short-Term Investments
Affiliated Investment Company	1,778,416	—	—	1,778,416
Unaffiliated Investment Company	666,145	—	—	666,145
Total Short-Term Investments	2,444,561	—	—	2,444,561
Total Investments in Securities	$ 85,043,856	$ —	$ —	$ 85,043,856

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
14	MainStay Epoch Capital Growth Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †^
Air Freight & Logistics	$ 621,453	0.7%
Automobile Components	737,784	0.9
Automobiles	373,418	0.4
Banks	425,479	0.5
Beverages	3,150,902	3.7
Biotechnology	2,614,605	3.1
Broadline Retail	318,548	0.4
Building Products	688,388	0.8
Capital Markets	3,339,432	4.0
Chemicals	425,553	0.5
Commercial Services & Supplies	684,281	0.8
Communications Equipment	1,140,660	1.3
Construction Materials	686,212	0.8
Consumer Staples Distribution & Retail	2,679,185	3.2
Entertainment	1,563,252	1.9
Financial Services	3,892,573	4.6
Ground Transportation	653,442	0.8
Health Care Equipment & Supplies	2,298,844	2.7
Health Care Providers & Services	2,760,932	3.3
Health Care Technology	635,913	0.8
Hotels, Restaurants & Leisure	6,751,506	8.0
Interactive Media & Services	3,431,424	4.1
IT Services	698,483	0.8
Leisure Products	668,478	0.8
Life Sciences Tools & Services	4,162,473	4.9
Machinery	2,440,796	2.9
Marine Transportation	1,581,787	1.9
Pharmaceuticals	6,216,729	7.4
Professional Services	1,777,513	2.1
Real Estate Management & Development	176,870	0.2
Semiconductors & Semiconductor Equipment	7,191,284	8.5
Software	6,594,900	7.8
Specialty Retail	4,172,114	4.9
Technology Hardware, Storage & Peripherals	1,993,069	2.4
Textiles, Apparel & Luxury Goods	1,741,498	2.1
Trading Companies & Distributors	2,752,539	3.3
Transportation Infrastructure	556,976	0.7
	82,599,295	98.0
Short-Term Investments	2,444,561	2.9
Other Assets, Less Liabilities	(720,499)	(0.9)
Net Assets	$84,323,357	100.0%

†	Percentages indicated are based on Fund net assets.

^	Industry classifications may be different than those used for compliance monitoring purposes.
15

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $65,702,165) including securities on loan of $946,800	$83,265,440
Investment in affiliated investment companies, at value (identified cost $1,778,416)	1,778,416
Cash denominated in foreign currencies (identified cost $29,377)	29,377
Due from custodian	64,594
Receivables:
Fund shares sold	650,598
Dividends	284,212
Securities lending	377
Investment securities sold	140
Other assets	21,477
Total assets	86,094,631
Liabilities
Cash collateral received for securities on loan	666,145
Payables:
Investment securities purchased	973,217
Manager (See Note 3)	42,678
Fund shares redeemed	36,710
Professional fees	16,965
Custodian	9,518
Shareholder communication	7,220
NYLIFE Distributors (See Note 3)	6,714
Transfer agent (See Note 3)	5,517
Accrued expenses	6,590
Total liabilities	1,771,274
Net assets	$84,323,357
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 6,935
Additional paid-in-capital	67,756,930
67,763,865
Total distributable earnings (loss)	16,559,492
Net assets	$84,323,357
Class A
Net assets applicable to outstanding shares	$28,803,744
Shares of beneficial interest outstanding	2,371,987
Net asset value per share outstanding	$ 12.14
Maximum sales charge (5.50% of offering price)	0.71
Maximum offering price per share outstanding	$ 12.85
Investor Class
Net assets applicable to outstanding shares	$ 1,349,732
Shares of beneficial interest outstanding	111,968
Net asset value per share outstanding	$ 12.05
Maximum sales charge (5.00% of offering price)	0.63
Maximum offering price per share outstanding	$ 12.68
Class C
Net assets applicable to outstanding shares	$ 1,565,256
Shares of beneficial interest outstanding	136,909
Net asset value and offering price per share outstanding	$ 11.43
Class I
Net assets applicable to outstanding shares	$52,604,625
Shares of beneficial interest outstanding	4,314,543
Net asset value and offering price per share outstanding	$ 12.19

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch Capital Growth Fund

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $28,071)	$ 598,233
Dividends-affiliated	22,945
Securities lending, net	1,263
Total income	622,441
Expenses
Manager (See Note 3)	268,382
Distribution/Service—Class A (See Note 3)	29,706
Distribution/Service—Investor Class (See Note 3)	1,512
Distribution/Service—Class C (See Note 3)	4,408
Registration	29,298
Professional fees	28,928
Transfer agent (See Note 3)	20,012
Custodian	16,203
Shareholder communication	1,085
Trustees	768
Miscellaneous	2,640
Total expenses before waiver/reimbursement	402,942
Expense waiver/reimbursement from Manager (See Note 3)	(42,808)
Reimbursement from prior custodian(a)	(141)
Net expenses	359,993
Net investment income (loss)	262,448
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(717,324)
Foreign currency transactions	(11,871)
Net realized gain (loss)	(729,195)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	12,080,272
Translation of other assets and liabilities in foreign currencies	6,306
Net change in unrealized appreciation (depreciation)	12,086,578
Net realized and unrealized gain (loss)	11,357,383
Net increase (decrease) in net assets resulting from operations	$11,619,831

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 262,448	$ 303,802
Net realized gain (loss)	(729,195)	315,127
Net change in unrealized appreciation (depreciation)	12,086,578	(16,922,312)
Net increase (decrease) in net assets resulting from operations	11,619,831	(16,303,383)
Distributions to shareholders:
Class A	(257,794)	(4,992,940)
Investor Class	(11,851)	(363,357)
Class C	(8,497)	(298,992)
Class I	(609,460)	(12,067,689)
Total distributions to shareholders	(887,602)	(17,722,978)
Capital share transactions:
Net proceeds from sales of shares	18,567,296	14,278,356
Net asset value of shares issued to shareholders in reinvestment of distributions	880,683	17,496,640
Cost of shares redeemed	(9,946,159)	(12,307,173)
Increase (decrease) in net assets derived from capital share transactions	9,501,820	19,467,823
Net increase (decrease) in net assets	20,234,049	(14,558,538)
Net Assets
Beginning of period	64,089,308	78,647,846
End of period	$84,323,357	$ 64,089,308
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch Capital Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 10.44	$ 17.09	$ 14.43	$ 13.20	$ 12.21	$ 12.55
Net investment income (loss) (a)	0.03	0.03	(0.01)	0.00‡	0.07	0.07
Net realized and unrealized gain (loss)	1.80	(2.86)	5.43	1.92	1.81	0.02
Total from investment operations	1.83	(2.83)	5.42	1.92	1.88	0.09
Less distributions:
From net investment income	(0.02)	—	(0.03)	(0.07)	(0.08)	(0.07)
From net realized gain on investments	(0.11)	(3.82)	(2.73)	(0.62)	(0.81)	(0.36)
Total distributions	(0.13)	(3.82)	(2.76)	(0.69)	(0.89)	(0.43)
Net asset value at end of period	$ 12.14	$ 10.44	$ 17.09	$ 14.43	$ 13.20	$ 12.21
Total investment return (b)	17.64%	(20.79)%	42.61%	15.31%	16.82%	0.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61%††	0.30%	(0.08)%	0.01%	0.58%	0.57%
Net expenses (c)	1.15%††	1.15%	1.15%	1.13%	1.15%	1.15%
Expenses (before waiver/reimbursement) (c)	1.27%††	1.25%	1.36%	1.16%	1.27%	1.15%
Portfolio turnover rate	14%	31%	80%	43%	46%	51%
Net assets at end of period (in 000’s)	$ 28,804	$ 20,880	$ 21,767	$ 6,733	$ 4,041	$ 268

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 10.35	$ 17.02	$ 14.40	$ 13.16	$ 12.18	$ 12.54
Net investment income (loss) (a)	0.02	0.01	(0.05)	(0.02)	0.04	0.05
Net realized and unrealized gain (loss)	1.79	(2.86)	5.40	1.92	1.80	0.01
Total from investment operations	1.81	(2.85)	5.35	1.90	1.84	0.06
Less distributions:
From net investment income	—	—	(0.00)‡	(0.04)	(0.05)	(0.06)
From net realized gain on investments	(0.11)	(3.82)	(2.73)	(0.62)	(0.81)	(0.36)
Total distributions	(0.11)	(3.82)	(2.73)	(0.66)	(0.86)	(0.42)
Net asset value at end of period	$ 12.05	$ 10.35	$ 17.02	$ 14.40	$ 13.16	$ 12.18
Total investment return (b)	17.57%	(21.04)%	42.05%	15.14%	16.42%	0.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.33%††	0.05%	(0.31)%	(0.17)%	0.30%	0.40%
Net expenses (c)	1.38%††	1.39%	1.42%	1.34%	1.43%	1.40%
Expenses (before waiver/reimbursement) (c)	1.46%††	1.44%	1.59%	1.36%	1.54%	1.40%
Portfolio turnover rate	14%	31%	80%	43%	46%	51%
Net assets at end of period (in 000's)	$ 1,350	$ 1,134	$ 1,648	$ 1,416	$ 1,177	$ 78

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.86	$ 16.49	$ 14.10	$ 12.97	$ 12.04	$ 12.44
Net investment income (loss) (a)	(0.02)	(0.08)	(0.16)	(0.12)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	1.70	(2.73)	5.28	1.87	1.80	0.01
Total from investment operations	1.68	(2.81)	5.12	1.75	1.74	(0.04)
Less distributions:
From net investment income	—	—	—	(0.62)	(0.81)	(0.36)
From net realized gain on investments	(0.11)	(3.82)	(2.73)	—	—	—
Total distributions	(0.11)	(3.82)	(2.73)	(0.62)	(0.81)	(0.36)
Net asset value at end of period	$ 11.43	$ 9.86	$ 16.49	$ 14.10	$ 12.97	$ 12.04
Total investment return (b)	17.12%	(21.60)%	41.17%	14.24%	15.59%	(0.38)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.34)%††	(0.71)%	(1.09)%	(0.92)%	(0.46)%	(0.40)%
Net expenses (c)	2.13%††	2.14%	2.17%	2.09%	2.17%	2.15%
Expenses (before waiver/reimbursement) (c)	2.20%††	2.20%	2.34%	2.11%	2.27%	2.15%
Portfolio turnover rate	14%	31%	80%	43%	46%	51%
Net assets at end of period (in 000’s)	$ 1,565	$ 794	$ 1,288	$ 1,152	$ 1,236	$ 41

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 10.49	$ 17.15	$ 14.47	$ 13.23	$ 12.24	$ 12.57
Net investment income (loss) (a)	0.05	0.06	0.03	0.04	0.08	0.11
Net realized and unrealized gain (loss)	1.81	(2.88)	5.45	1.92	1.83	0.01
Total from investment operations	1.86	(2.82)	5.48	1.96	1.91	0.12
Less distributions:
From net investment income	(0.05)	(0.02)	(0.07)	(0.10)	(0.11)	(0.09)
From net realized gain on investments	(0.11)	(3.82)	(2.73)	(0.62)	(0.81)	(0.36)
Total distributions	(0.16)	(3.84)	(2.80)	(0.72)	(0.92)	(0.45)
Net asset value at end of period	$ 12.19	$ 10.49	$ 17.15	$ 14.47	$ 13.23	$ 12.24
Total investment return (b)	17.84%	(20.63)%	42.99%	15.58%	17.11%	0.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%††	0.54%	0.21%	0.29%	0.66%	0.83%
Net expenses (c)	0.90%††	0.90%	0.90%	0.90%	0.90%	0.90%
Expenses (before waiver/reimbursement) (c)	1.02%††	1.00%	1.10%	0.93%	1.00%	0.90%
Portfolio turnover rate	14%	31%	80%	43%	46%	51%
Net assets at end of period (in 000’s)	$ 52,605	$ 41,282	$ 53,944	$ 56,502	$ 119,464	$ 106,925

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch Capital Growth Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Capital Growth Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 30, 2016
Investor Class	June 30, 2016
Class C	June 30, 2016
Class I	June 30, 2016
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that

21

Notes to Financial Statements (Unaudited) (continued)
establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2023 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Fund as of April 30, 2023, were fair valued in such a manner.

22	MainStay Epoch Capital Growth Fund

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further
23

Notes to Financial Statements (Unaudited) (continued)
discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2023, are shown in the Portfolio of Investments.
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

24	MainStay Epoch Capital Growth Fund

Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.15% and Class I, 0.90%. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $268,382 and waived fees and/or reimbursed expenses in the amount of $42,808 and paid the Subadvisor fees in the amount of $112,787.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $7,164 and $126, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2023, of $1 and $119, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the
25

Notes to Financial Statements (Unaudited) (continued)
Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 6,003	$—
Investor Class	1,417	—
Class C	1,033	—
Class I	11,559	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$67,939,677	$19,055,905	$(1,951,726)	$17,104,179
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 3,330,996
Long-Term Capital Gains	14,391,982
Total	$17,722,978
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $18,375 and $10,367, respectively.

26	MainStay Epoch Capital Growth Fund

Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	535,347	$ 6,213,323
Shares issued to shareholders in reinvestment of distributions	23,071	256,316
Shares redeemed	(194,297)	(2,193,590)
Net increase (decrease) in shares outstanding before conversion	364,121	4,276,049
Shares converted into Class A (See Note 1)	7,002	79,015
Net increase (decrease)	371,123	$ 4,355,064
Year ended October 31, 2022:
Shares sold	709,982	$ 8,625,981
Shares issued to shareholders in reinvestment of distributions	384,632	4,954,057
Shares redeemed	(391,322)	(4,603,433)
Net increase (decrease) in shares outstanding before conversion	703,292	8,976,605
Shares converted into Class A (See Note 1)	23,937	303,739
Net increase (decrease)	727,229	$ 9,280,344

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	11,935	$ 139,124
Shares issued to shareholders in reinvestment of distributions	1,067	11,776
Shares redeemed	(5,254)	(60,364)
Net increase (decrease) in shares outstanding before conversion	7,748	90,536
Shares converted into Investor Class (See Note 1)	364	4,213
Shares converted from Investor Class (See Note 1)	(5,641)	(63,357)
Net increase (decrease)	2,471	$ 31,392
Year ended October 31, 2022:
Shares sold	14,650	$ 181,933
Shares issued to shareholders in reinvestment of distributions	28,387	363,357
Shares redeemed	(14,009)	(161,742)
Net increase (decrease) in shares outstanding before conversion	29,028	383,548
Shares converted into Investor Class (See Note 1)	1,563	17,080
Shares converted from Investor Class (See Note 1)	(17,935)	(235,284)
Net increase (decrease)	12,656	$ 165,344

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	84,202	$ 936,573
Shares issued to shareholders in reinvestment of distributions	809	8,497
Shares redeemed	(26,802)	(288,613)
Net increase (decrease) in shares outstanding before conversion	58,209	656,457
Shares converted from Class C (See Note 1)	(1,863)	(19,871)
Net increase (decrease)	56,346	$ 636,586
Year ended October 31, 2022:
Shares sold	28,990	$ 303,526
Shares issued to shareholders in reinvestment of distributions	23,870	293,121
Shares redeemed	(42,311)	(462,532)
Net increase (decrease) in shares outstanding before conversion	10,549	134,115
Shares converted from Class C (See Note 1)	(8,094)	(85,535)
Net increase (decrease)	2,455	$ 48,580

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	968,329	$11,278,276
Shares issued to shareholders in reinvestment of distributions	54,227	604,094
Shares redeemed	(643,731)	(7,403,592)
Net increase (decrease)	378,825	$ 4,478,778
Year ended October 31, 2022:
Shares sold	461,566	$ 5,166,916
Shares issued to shareholders in reinvestment of distributions	920,690	11,886,105
Shares redeemed	(591,942)	(7,079,466)
Net increase (decrease)	790,314	$ 9,973,555
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
27

Notes to Financial Statements (Unaudited) (continued)
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
28	MainStay Epoch Capital Growth Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Epoch Capital Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, Epoch personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s

29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Epoch, evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Epoch provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Epoch’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and Epoch’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at Epoch. The Board considered New York Life Investments’ and Epoch’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Epoch and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered Epoch’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Epoch regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

30	MainStay Epoch Capital Growth Fund

Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund as well as the MainStay Group of Funds. With respect to the profitability of Epoch’s relationship with the Fund, the Board considered information from New York Life Investments that Epoch’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Epoch’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Epoch’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Epoch and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and Epoch that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to Epoch and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the

32	MainStay Epoch Capital Growth Fund

difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
33

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
34	MainStay Epoch Capital Growth Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
35

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022312MS043-23	MSECG10-06/23
(NYLIM) NL284

MainStay Epoch Global Equity Yield Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
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Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	8/2/2006	4.29%	-1.70%	4.05%	4.94%	1.16%
		Excluding sales charges		10.36	4.02	5.23	5.53	1.16
Investor Class Shares[3]	Maximum 5.00% Initial Sales Charge	With sales charges	11/16/2009	4.84	-1.24	4.01	4.91	1.16
		Excluding sales charges		10.35	3.96	5.20	5.51	1.16
Class C Shares	Maximum 1.00% CDSC	With sales charges	11/16/2009	8.98	2.27	4.44	4.74	1.91
	if Redeemed Within One Year of Purchase	Excluding sales charges		9.98	3.27	4.44	4.74	1.91
Class I Shares	No Sales Charge		12/27/2005	10.46	4.30	5.49	5.79	0.91
Class R2 Shares	No Sales Charge		2/28/2014	10.26	3.84	5.07	4.70	1.26
Class R3 Shares	No Sales Charge		2/29/2016	10.10	3.59	4.80	6.05	1.51
Class R6 Shares	No Sales Charge		6/17/2013	10.55	4.42	5.34	5.96	0.75

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
MSCI World Index (Net)[2]	12.26%	3.18%	8.14%	8.71%
Global Equity Yield Composite Index[3]	9.71	2.09	6.09	6.55
Morningstar Global Large Stock Value Category Average[4]	13.08	4.52	5.71	6.53

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The MSCI World Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
3.	The Fund has selected the Global Equity Yield Composite Index as its secondary benchmark. The Global Equity Yield Composite Index consists of the MSCI World High Dividend Yield Index and the MSCI World Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI World High Dividend Yield Index is based on the MSCI World Index and is designed to reflect the performance of equities in the MSCI World Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI World Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid-cap equity universe across 23 developed markets countries. The MSCI World Minimum Volatility (USD) Index is calculated by optimizing the MSCI World Index for the lowest absolute risk (within a given set of constraints).
4.	Morningstar Global Large Stock Value Category Average portfolios invest in a variety of international stocks and typically skew towards large caps that are less expensive or growing more slowly than other global large-cap stocks. Global large stock value portfolios have few geographical limitations. It is common for these funds to invest the majority of their assets in developed markets, with the remainder divided among the globe’s emerging markets. These funds are not significantly overweight U.S. equity exposure relative to the Morningstar Global Market Index and maintain at least a 20% absolute U.S. exposure.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,103.60	$5.74	$1,019.34	$5.51	1.10%
Investor Class Shares	$1,000.00	$1,103.50	$6.21	$1,018.89	$5.96	1.19%
Class C Shares	$1,000.00	$1,099.80	$9.63	$1,015.62	$9.25	1.85%
Class I Shares	$1,000.00	$1,104.60	$4.44	$1,020.58	$4.26	0.85%
Class R2 Shares	$1,000.00	$1,102.60	$6.73	$1,018.40	$6.46	1.29%
Class R3 Shares	$1,000.00	$1,101.00	$8.02	$1,017.16	$7.70	1.54%
Class R6 Shares	$1,000.00	$1,105.50	$3.92	$1,021.08	$3.76	0.75%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2023 (Unaudited)
United States	68.5%
United Kingdom	7.1
Germany	6.2
Canada	5.8
France	5.6
Japan	1.8
Switzerland	1.6
Republic of Korea	1.3
Taiwan	1.0%
Italy	0.8
Austria	0.7
Norway	0.6
China	0.2
Other Assets, Less Liabilities	–1.2
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Broadcom, Inc.
3.	Analog Devices, Inc.
4.	Apple, Inc.
5.	Deutsche Telekom AG (Registered)
6.	Coca-Cola Europacific Partners plc
7.	TotalEnergies SE
8.	International Business Machines Corp.
9.	Restaurant Brands International, Inc.
10.	Cisco Systems, Inc.

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Michael A. Welhoelter, CFA, William W. Priest, CFA, Kera Van Valen, CFA, and John Tobin, PhD, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch Global Equity Yield Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay Epoch Global Equity Yield Fund returned 10.46%, underperforming the 12.26% return of the Fund’s primary benchmark, the MSCI World Index (Net). Over the same period, Class I shares outperformed the 9.71% return of the Global Equity Yield Composite Index, which is the Fund’s secondary benchmark, and underperformed the 13.08% return of the Morningstar Global Large Stock Value Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed the MSCI World Index (Net) during the reporting period, primarily due to stock selection in the financials, information technology and consumer discretionary sectors. On the positive side, stock selection in energy and health care aided relative results.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
In the first two months of the reporting period, markets rose on speculation of a downshift in central bank rate hiking, and momentum was sustained by softer U.S. Consumer Price Index numbers. As expected, the U.S. Federal Reserve (the “Fed”) raised interest rates by 50 basis points (bps) instead of 75 bps in December, although markets declined toward the end of the year as recession concerns impacted investor sentiment. (A basis point is one one-hundredth of a percentage point.) Value led the quarter's rally handily, underpinning a continued rotation and investor preference for strong business fundamentals as monetary conditions, although slowing in their tightening, remain firmly restrictive. A steep, growth-led rally kicked off 2023 on the back of disinflation and a perceived increasing likelihood of an economic soft landing. Hotter-than-expected January U.S. Producer Price Index numbers and a reassessment upwards of peak-rate expectations cooled sentiment in February, reversing the bull run. The end of the reporting period was defined by the collapse of Silicon Valley Bank, Signature Bank and the near collapse of Credit Suisse and subsequent intense scrutiny of banking industry peers. While the crisis drove significant outflows from financials, it also accelerated a rally in mega-cap technology stocks that buoyed markets, with investor positioning signaling broad expectations for a dovish pivot by central banks in response to systemic risk in the banking system.
There were no events impacting liquidity.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
During the reporting period, most sectors detracted from the Fund’s relative performance. The most significant detractors were financials, information technology and consumer discretionary. On the positive side, energy and health care made the largest positive contributions to relative returns. (Contributions take weightings and total returns into account.) In terms of countries, the United States and Japan were the most significant detractors, while Germany and France were the strongest positive contributors.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
Top contributors to the Fund’s absolute performance during the reporting period included U.S.-based microprocessor maker Analog Devices and German-based telecommunications services provider Deutsche Telekom.
Analog Devices is a developer of analog integrated circuits and digital signal processors. The company has a history of technological innovation and driving sales into adjacent markets. Shares rose along with most other semiconductor markets as investors looked past the current industry inventory digestion to a potential rebound in the second half of 2023. Analog Devices has bucked the trend in slack industry demand due to its industrial and automotive exposure. The company has a history of returning value to shareholders through a combination of dividends, share repurchases and debt reduction.
Deutsche Telekom is Germany’s largest telecommunication services provider and one of the largest in the United States, with additional operations in greater Europe. Shares outperformed on a combination of sustained European growth, including industry-leading results in Germany, and outperformance at T-Mobile. The company’s U.S. operations gained share, and cash flow began inflecting higher as integration expenses from Sprint declined. The company pays a well-covered dividend and is reducing debt in the United States following its Sprint merger.
Among the most significant detractors from the Fund’s absolute performance during the same period were regional bank KeyCorp and insurer MetLife, both based in the United States.
KeyCorp maintains branches in 15 states in the Northeast, Midwest, and Northwest United States. The company has a valuable, low-cost deposit franchise, diversified loan portfolio and well-capitalized balance sheet, which we believe should allow

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
9

Keycorp to earn mid-teens returns on equity on a mid-cycle basis. Shares declined late in the reporting period along with banking industry peers as the failures of Silicon Valley Bank and Signature Bank caused a crisis of confidence that reverberated through the entire sector. Although the crisis may result in higher near-term funding costs and increased retained capital levels for banks, we believe KeyCorp will continue to generate strong earnings power that supports attractive, growing dividends. We also expect the company to direct excess capital toward share buybacks during normal economic conditions.
MetLife serves retail and commercial customers with a comprehensive offering of insurance products, including life, disability, accident & health, dental and annuities. In addition to its U.S. operations, the company has a significant international presence in Asia, Latin America, Europe, the Middle East and Africa. Shares traded down late in the reporting period as the banking turmoil described above unsettled the financial sector, although we don't believe MetLife's business performance will be impacted by these events. MetLife has a strong regulatory capital position, pays an attractive and growing dividend, and consistently uses excess capital to repurchase shares.
What were some of the Fund’s largest purchases and sales during the reporting period?
New positions initiated during the reporting period included U.K.-based asset manager Schroders and digital services and hardware provider Dell Technologies.
Schroders held £774B of assets under management (AUM) as of the end of the reporting period. The company has successfully diversified its AUM such that the revenue contribution from private assets and wealth management matches that from more volatile mutual funds and institutional assets. Schroders generates growth through positive net flows in most years that offset fee compression, and the relatively longer duration of private assets and wealth management helps provide cash flow stability through difficult market conditions. The company returns cash to shareholders through an attractive, well-covered dividend.
Dell serves the infrastructure marketplace by providing servers and data storage, as well as the consumer and commercial space with personal computing hardware and peripherals. Growth is driven by an increase in data storage, processing and computing needs, and by share capture through attractive technology and pricing. The company targets a return of 40-60% cash generation back to shareholders, which is achieved through a combination of a growing dividend and periodic share repurchases. Additional cash generation is directed to slight debt reduction and tuck-in mergers and acquisitions to broaden its addressable market.
The Fund’s most significant sales during the same period included closing its entire positions in Germany-based global chemicals company BASF and Japan-based video game maker Koei Tecmo.
BASF produces commodity and specialty chemicals with broad product offerings and a diverse geographic footprint. Persisting high European natural gas prices and elevated capital expenditures in the coming years are expected to lead to compressed operating margins, declining free cash flow, inadequate dividend coverage and rising debt, prompting us to exit the Fund’s position in favor of more attractive shareholder yield names.
Koei Tecmo makes video games for the mobile, PC, Sony PlayStation, Microsoft Xbox, and Nintendo Switch markets. The company’s games have a strong following based on its own internally developed intellectual property (IP). It also licenses IP from others to create games that support a repeatable software sales cycle. Repeat title sales have been lower than expected, and the company has yet to launch a hit title in China. This puts into question its ability to grow cash flow. With inflationary pressures increasing the investment needed to grow outside of Japan and expand the title base, the dividend looked less assured given the company’s distribution policy. Accordingly, we chose to exit the Fund’s position in favor of other investment opportunities.
How did the Fund’s sector and country weightings change during the reporting period?
During the reporting period, the Fund’s most significant sector allocation changes included decreases in financials and industrials, and increases in information technology and real estate. The Fund's most significant country allocation changes during the reporting period were increases in France and Germany, and reductions in the United States and Denmark. The Fund’s sector and country allocations are a result of our bottom-up, fundamental investment process, and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, the Fund’s largest sector positions on an absolute basis included information technology, health care and financials, while the smallest sector positions were real estate and materials. Compared to the MSCI World Index (Net), the Fund’s most overweight sector allocations were to utilities, a defensive sector that is typically well-represented in the Fund, and consumer staples. The Fund’s most significantly underweight allocations were to the information technology and consumer discretionary sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Epoch Global Equity Yield Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 99.4%
Austria 0.7%
BAWAG Group AG (Banks) (a)	126,429	$ 6,152,023
Canada 5.8%
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	136,576	5,430,379
Fortis, Inc. (Electric Utilities)	107,711	4,729,474
Manulife Financial Corp. (Insurance)	481,759	9,511,793
Nutrien Ltd. (Chemicals)	109,428	7,594,303
Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	220,478	15,462,122
Royal Bank of Canada (Banks)	45,734	4,540,488
TELUS Corp. (Diversified Telecommunication Services)	248,110	5,259,416
		52,527,975
China 0.2%
China Resources Gas Group Ltd. (Gas Utilities)	573,900	1,809,511
France 5.6%
AXA SA (Insurance)	316,297	10,305,963
Cie Generale des Etablissements Michelin SCA (Automobile Components)	155,488	4,939,508
Danone SA (Food Products) (b)	75,718	5,005,185
Orange SA (Diversified Telecommunication Services)	594,259	7,737,282
TotalEnergies SE (Oil, Gas & Consumable Fuels)	244,490	15,609,241
Vinci SA (Construction & Engineering)	58,119	7,185,437
		50,782,616
Germany 6.2%
Allianz SE (Registered) (Insurance)	23,140	5,799,512
Bayer AG (Registered) (Pharmaceuticals)	90,578	5,964,520
Deutsche Post AG (Registered) (Air Freight & Logistics)	253,985	12,179,771
Deutsche Telekom AG (Registered) (Diversified Telecommunication Services)	715,870	17,259,319
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)	18,480	6,933,640
Siemens AG (Registered) (Industrial Conglomerates)	51,142	8,391,017
		56,527,779
	Shares	Value

Italy 0.8%
Snam SpA (Gas Utilities)	1,236,868	$ 6,869,040
Japan 1.8%
Astellas Pharma, Inc. (Pharmaceuticals)	338,200	5,083,736
Bridgestone Corp. (Automobile Components)	153,300	6,118,723
Toyota Motor Corp. (Automobiles)	370,800	5,053,951
		16,256,410
Norway 0.6%
Orkla ASA (Food Products)	778,375	5,594,750
Republic of Korea 1.3%
Hyundai Glovis Co. Ltd. (Air Freight & Logistics)	8,200	1,002,944
Samsung Electronics Co. Ltd., GDR (Technology Hardware, Storage & Peripherals)	5,021	6,195,914
SK Telecom Co. Ltd. (Wireless Telecommunication Services)	127,803	4,554,844
		11,753,702
Switzerland 1.6%
Novartis AG (Registered) (Pharmaceuticals)	142,575	14,535,839
Taiwan 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	105,597	8,901,827
United Kingdom 7.1%
AstraZeneca plc, Sponsored ADR (Pharmaceuticals)	185,243	13,563,492
BAE Systems plc (Aerospace & Defense)	515,202	6,565,448
British American Tobacco plc (Tobacco)	334,636	12,309,610
Coca-Cola Europacific Partners plc (Beverages)	248,427	16,016,089
Imperial Brands plc (Tobacco)	192,625	4,762,953
Schroders plc (Capital Markets)	824,937	5,035,444
Unilever plc (Personal Care Products)	100,091	5,580,645
		63,833,681
United States 66.7%
AbbVie, Inc. (Biotechnology)	68,865	10,406,879
Air Products and Chemicals, Inc. (Chemicals)	22,189	6,531,554

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
United States (continued)
American Electric Power Co., Inc. (Electric Utilities)	118,801	$ 10,979,588
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	109,719	19,736,254
Apple, Inc. (Technology Hardware, Storage & Peripherals)	111,754	18,962,419
AT&T, Inc. (Diversified Telecommunication Services)	297,869	5,263,345
Bank of America Corp. (Banks)	312,632	9,153,865
Bristol-Myers Squibb Co. (Pharmaceuticals)	71,296	4,760,434
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	32,045	20,076,192
Chevron Corp. (Oil, Gas & Consumable Fuels)	31,596	5,326,454
Cisco Systems, Inc. (Communications Equipment)	321,097	15,171,833
Coca-Cola Co. (The) (Beverages)	120,016	7,699,026
Columbia Banking System, Inc. (Banks)	337,975	7,219,146
Comcast Corp., Class A (Media)	196,554	8,131,439
Cummins, Inc. (Machinery)	34,151	8,026,851
CVS Health Corp. (Health Care Providers & Services)	66,057	4,842,639
Dell Technologies, Inc., Class C (Technology Hardware, Storage & Peripherals)	142,043	6,177,450
Dow, Inc. (Chemicals)	92,040	5,006,976
Duke Energy Corp. (Electric Utilities)	50,050	4,948,944
Eaton Corp. plc (Electrical Equipment)	53,758	8,984,037
Eli Lilly and Co. (Pharmaceuticals)	23,360	9,247,290
Emerson Electric Co. (Electrical Equipment)	97,246	8,096,702
Entergy Corp. (Electric Utilities)	55,776	6,000,382
Enterprise Products Partners LP (Oil, Gas & Consumable Fuels)	315,354	8,296,964
Evergy, Inc. (Electric Utilities)	109,952	6,829,119
GSK plc (Pharmaceuticals)	276,473	5,006,862
Hasbro, Inc. (Leisure Products)	125,257	7,417,720
Home Depot, Inc. (The) (Specialty Retail)	17,185	5,164,780
Honeywell International, Inc. (Industrial Conglomerates)	24,091	4,814,345
International Business Machines Corp. (IT Services)	122,932	15,539,834
International Flavors & Fragrances, Inc. (Chemicals)	52,029	5,044,732
Iron Mountain, Inc. (Specialized REITs)	198,303	10,954,258
Johnson & Johnson (Pharmaceuticals)	30,451	4,984,829
	Shares	Value

United States (continued)
JPMorgan Chase & Co. (Banks)	88,878	$ 12,286,495
KeyCorp (Banks)	454,670	5,119,584
KLA Corp. (Semiconductors & Semiconductor Equipment)	29,024	11,218,937
Lazard Ltd., Class A (Capital Markets)	157,887	4,941,863
Leggett & Platt, Inc. (Household Durables)	148,556	4,799,844
Linde plc (Chemicals)	28,998	10,713,311
Lockheed Martin Corp. (Aerospace & Defense)	11,196	5,199,982
LyondellBasell Industries NV, Class A (Chemicals)	67,669	6,402,164
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)	95,009	5,301,502
McDonald's Corp. (Hotels, Restaurants & Leisure)	22,990	6,799,292
Medtronic plc (Health Care Equipment & Supplies)	148,195	13,478,335
Merck & Co., Inc. (Pharmaceuticals)	59,563	6,877,740
MetLife, Inc. (Insurance)	150,291	9,217,347
Microsoft Corp. (Software)	70,327	21,608,675
MPLX LP (Oil, Gas & Consumable Fuels)	172,101	6,021,814
MSC Industrial Direct Co., Inc., Class A (Trading Companies & Distributors)	85,689	7,774,563
Nestle SA (Registered) (Food Products)	50,922	6,524,123
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	90,587	5,697,016
NextEra Energy, Inc. (Electric Utilities)	122,122	9,358,209
NiSource, Inc. (Multi-Utilities)	174,294	4,960,407
Omnicom Group, Inc. (Media)	66,760	6,046,453
Pfizer, Inc. (Pharmaceuticals)	125,936	4,897,651
Philip Morris International, Inc. (Tobacco)	96,911	9,688,193
Pinnacle West Capital Corp. (Electric Utilities)	67,218	5,273,924
PNC Financial Services Group, Inc. (The) (Banks)	40,631	5,292,188
Raytheon Technologies Corp. (Aerospace & Defense)	88,367	8,827,863
Realty Income Corp. (Retail REITs)	97,334	6,116,469
Roche Holding AG (Pharmaceuticals)	17,996	5,644,324
Sanofi (Pharmaceuticals)	112,265	12,370,480
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	56,166	9,390,955
Travelers Cos., Inc. (The) (Insurance)	27,218	4,930,269
Truist Financial Corp. (Banks)	141,984	4,625,839
U.S. Bancorp (Banks)	172,912	5,927,423
United Parcel Service, Inc., Class B (Air Freight & Logistics)	41,418	7,447,371

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Epoch Global Equity Yield Fund

	Shares	Value
Common Stocks (continued)
United States (continued)
UnitedHealth Group, Inc. (Health Care Providers & Services)	25,835	$ 12,713,145
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	38,749	9,319,909
Verizon Communications, Inc. (Diversified Telecommunication Services)	195,884	7,606,176
Walmart, Inc. (Consumer Staples Distribution & Retail)	87,284	13,177,265
WEC Energy Group, Inc. (Multi-Utilities)	53,239	5,119,995
Welltower, Inc. (Health Care REITs)	73,093	5,790,427
WP Carey, Inc. (Diversified REITs)	61,378	4,554,248
		603,864,912
Total Common Stocks (Cost $718,685,994)		899,410,065
Short-Term Investments 1.8%
Affiliated Investment Company 1.2%
United States 1.2%
MainStay U.S. Government Liquidity Fund, 3.98% (c)	11,421,051	11,421,051
Unaffiliated Investment Company 0.6%
United States 0.6%
Invesco Government & Agency Portfolio, 4.857% (c)(d)	5,205,544	5,205,544
Total Short-Term Investments (Cost $16,626,595)		16,626,595
Total Investments (Cost $735,312,589)	101.2%	916,036,660
Other Assets, Less Liabilities	(1.2)	(10,669,359)
Net Assets	100.0%	$ 905,367,301

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	All or a portion of this security was held on loan. As of April 30, 2023, the aggregate market value of securities on loan was $5,005,119. The Fund received cash collateral with a value of $5,205,544. (See Note 2(I))
(c)	Current yield as of April 30, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 18,620	$ 107,679	$ (114,878)	$ —	$ —	$ 11,421	$ 201	$ —	11,421
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
Abbreviation(s):
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 899,410,065	$ —	$ —	$ 899,410,065
Short-Term Investments
Affiliated Investment Company	11,421,051	—	—	11,421,051
Unaffiliated Investment Company	5,205,544	—	—	5,205,544
Total Short-Term Investments	16,626,595	—	—	16,626,595
Total Investments in Securities	$ 916,036,660	$ —	$ —	$ 916,036,660

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Epoch Global Equity Yield Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †^
Aerospace & Defense	$ 20,593,293	2.3%
Air Freight & Logistics	20,630,086	2.3
Automobile Components	11,058,231	1.2
Automobiles	5,053,951	0.6
Banks	60,317,051	6.7
Beverages	23,715,115	2.6
Biotechnology	10,406,879	1.1
Capital Markets	9,977,307	1.1
Chemicals	41,293,040	4.6
Communications Equipment	15,171,833	1.7
Construction & Engineering	7,185,437	0.8
Consumer Staples Distribution & Retail	13,177,265	1.4
Diversified REITs	4,554,248	0.5
Diversified Telecommunication Services	43,125,538	4.8
Electric Utilities	48,119,640	5.3
Electrical Equipment	17,080,739	1.9
Food Products	17,124,058	1.9
Gas Utilities	8,678,551	1.0
Health Care Equipment & Supplies	13,478,335	1.5
Health Care Providers & Services	17,555,784	1.9
Health Care REITs	5,790,427	0.6
Hotels, Restaurants & Leisure	31,581,323	3.5
Household Durables	4,799,844	0.5
Industrial Conglomerates	13,205,362	1.5
Insurance	46,698,524	5.1
IT Services	15,539,834	1.7
Leisure Products	7,417,720	0.8
Machinery	8,026,851	0.9
Media	14,177,892	1.6
Multi-Utilities	10,080,402	1.1
Oil, Gas & Consumable Fuels	45,986,354	5.1
Personal Care Products	5,580,645	0.6
Pharmaceuticals	92,937,197	10.3
Retail REITs	6,116,469	0.7
Semiconductors & Semiconductor Equipment	69,324,165	7.6
Software	21,608,675	2.4
Specialized REITs	10,954,258	1.2
Specialty Retail	5,164,780	0.6
Technology Hardware, Storage & Peripherals	37,032,799	4.1
Tobacco	26,760,756	2.9
Trading Companies & Distributors	7,774,563	0.9
Wireless Telecommunication Services	4,554,844	0.5
	899,410,065	99.4
	Value	Percent †^
Short-Term Investments	$ 16,626,595	1.8%
Other Assets, Less Liabilities	(10,669,359)	(1.2)
Net Assets	$905,367,301	100.0%

†	Percentages indicated are based on Fund net assets.

^	Industry classifications may be different than those used for compliance monitoring purposes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $723,891,538) including securities on loan of $5,005,119	$904,615,609
Investment in affiliated investment companies, at value (identified cost $11,421,051)	11,421,051
Cash	89,579
Cash denominated in foreign currencies (identified cost $1,262,302)	1,261,740
Receivables:
Dividends	4,937,801
Fund shares sold	372,477
Investment securities sold	368,082
Securities lending	21,624
Other assets	83,923
Total assets	923,171,886
Liabilities
Cash collateral received for securities on loan	5,205,544
Due to custodian	41,144
Payables:
Fund shares redeemed	8,774,199
Investment securities purchased	2,861,105
Manager (See Note 3)	432,865
Transfer agent (See Note 3)	321,201
Shareholder communication	80,182
NYLIFE Distributors (See Note 3)	38,655
Custodian	16,847
Professional fees	15,142
Trustees	526
Accrued expenses	17,175
Total liabilities	17,804,585
Net assets	$905,367,301
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 45,667
Additional paid-in-capital	770,784,451
770,830,118
Total distributable earnings (loss)	134,537,183
Net assets	$905,367,301
Class A
Net assets applicable to outstanding shares	$122,651,012
Shares of beneficial interest outstanding	6,171,989
Net asset value per share outstanding	$ 19.87
Maximum sales charge (5.50% of offering price)	1.16
Maximum offering price per share outstanding	$ 21.03
Investor Class
Net assets applicable to outstanding shares	$ 8,856,488
Shares of beneficial interest outstanding	446,725
Net asset value per share outstanding	$ 19.83
Maximum sales charge (5.00% of offering price)	1.04
Maximum offering price per share outstanding	$ 20.87
Class C
Net assets applicable to outstanding shares	$ 13,382,612
Shares of beneficial interest outstanding	676,694
Net asset value and offering price per share outstanding	$ 19.78
Class I
Net assets applicable to outstanding shares	$753,168,152
Shares of beneficial interest outstanding	37,999,069
Net asset value and offering price per share outstanding	$ 19.82
Class R2
Net assets applicable to outstanding shares	$ 232,786
Shares of beneficial interest outstanding	11,704
Net asset value and offering price per share outstanding	$ 19.89
Class R3
Net assets applicable to outstanding shares	$ 731,680
Shares of beneficial interest outstanding	36,854
Net asset value and offering price per share outstanding	$ 19.85
Class R6
Net assets applicable to outstanding shares	$ 6,344,571
Shares of beneficial interest outstanding	324,360
Net asset value and offering price per share outstanding	$ 19.56

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch Global Equity Yield Fund

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $707,273)	$ 17,368,627
Dividends-affiliated	201,314
Securities lending, net	47,735
Total income	17,617,676
Expenses
Manager (See Note 3)	3,567,208
Transfer agent (See Note 3)	947,540
Distribution/Service—Class A (See Note 3)	153,132
Distribution/Service—Investor Class (See Note 3)	10,645
Distribution/Service—Class C (See Note 3)	74,820
Distribution/Service—Class R2 (See Note 3)	280
Distribution/Service—Class R3 (See Note 3)	1,716
Professional fees	79,580
Registration	57,398
Interest expense	52,765
Custodian	28,228
Trustees	12,772
Shareholder communication	5,809
Shareholder service (See Note 3)	455
Miscellaneous	23,019
Total expenses before waiver/reimbursement	5,015,367
Expense waiver/reimbursement from Manager (See Note 3)	(439,872)
Reimbursement from prior custodian(a)	(2,205)
Net expenses	4,573,290
Net investment income (loss)	13,044,386
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	14,105,304
Foreign currency transactions	9,705
Net realized gain (loss)	14,115,009
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	82,016,820
Translation of other assets and liabilities in foreign currencies	321,700
Net change in unrealized appreciation (depreciation)	82,338,520
Net realized and unrealized gain (loss)	96,453,529
Net increase (decrease) in net assets resulting from operations	$109,497,915

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 13,044,386	$ 25,786,976
Net realized gain (loss)	14,115,009	30,541,553
Net change in unrealized appreciation (depreciation)	82,338,520	(138,936,348)
Net increase (decrease) in net assets resulting from operations	109,497,915	(82,607,819)
Distributions to shareholders:
Class A	(1,797,407)	(2,921,191)
Investor Class	(124,697)	(188,229)
Class C	(149,982)	(296,524)
Class I	(12,815,906)	(24,118,312)
Class R2	(3,141)	(4,681)
Class R3	(8,930)	(11,174)
Class R6	(103,808)	(73,763)
Total distributions to shareholders	(15,003,871)	(27,613,874)
Capital share transactions:
Net proceeds from sales of shares	81,572,863	199,939,434
Net asset value of shares issued to shareholders in reinvestment of distributions	13,180,290	24,854,003
Cost of shares redeemed	(345,694,488)	(229,910,828)
Increase (decrease) in net assets derived from capital share transactions	(250,941,335)	(5,117,391)
Net increase (decrease) in net assets	(156,447,291)	(115,339,084)
Net Assets
Beginning of period	1,061,814,592	1,177,153,676
End of period	$ 905,367,301	$1,061,814,592
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch Global Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 18.28	$ 20.18	$ 15.83	$ 18.75	$ 18.38	$ 19.66
Net investment income (loss) (a)	0.23	0.41	0.45	0.46	0.57	0.60
Net realized and unrealized gain (loss)	1.65	(1.87)	4.43	(2.59)	1.42	(1.30)
Total from investment operations	1.88	(1.46)	4.88	(2.13)	1.99	(0.70)
Less distributions:
From net investment income	(0.29)	(0.44)	(0.53)	(0.45)	(0.59)	(0.56)
From net realized gain on investments	—	—	—	(0.34)	(1.03)	(0.02)
Total distributions	(0.29)	(0.44)	(0.53)	(0.79)	(1.62)	(0.58)
Net asset value at end of period	$ 19.87	$ 18.28	$ 20.18	$ 15.83	$ 18.75	$ 18.38
Total investment return (b)	10.36%	(7.36)%	30.98%	(11.48)%	11.66%	(3.64)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.41%††	2.08%	2.32%	2.74%	3.17%	3.07%
Net expenses (c)	1.10%††(d)	1.09%	1.09%(e)	1.09%(e)	1.10%(e)	1.10%
Expenses (before waiver/reimbursement) (c)	1.19%††(d)	1.16%	1.16%(e)	1.14%(e)	1.14%(e)	1.16%
Portfolio turnover rate	14%	50%	27%	40%	24%	15%
Net assets at end of period (in 000’s)	$ 122,651	$ 120,648	$ 134,982	$ 103,166	$ 125,791	$ 134,136

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of 0.01%. (See Note 6)
(e)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 18.24	$ 20.14	$ 15.80	$ 18.72	$ 18.35	$ 19.63
Net investment income (loss) (a)	0.22	0.39	0.44	0.46	0.57	0.54
Net realized and unrealized gain (loss)	1.65	(1.86)	4.42	(2.59)	1.42	(1.24)
Total from investment operations	1.87	(1.47)	4.86	(2.13)	1.99	(0.70)
Less distributions:
From net investment income	(0.28)	(0.43)	(0.52)	(0.45)	(0.59)	(0.56)
From net realized gain on investments	—	—	—	(0.34)	(1.03)	(0.02)
Total distributions	(0.28)	(0.43)	(0.52)	(0.79)	(1.62)	(0.58)
Net asset value at end of period	$ 19.83	$ 18.24	$ 20.14	$ 15.80	$ 18.72	$ 18.35
Total investment return (b)	10.35%	(7.42)%	30.91%	(11.53)%	11.67%	(3.65)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.32%††	2.02%	2.29%	2.70%	3.15%	2.80%
Net expenses (c)	1.19%†† (d)(e)	1.15%	1.15%(f)	1.13%(f)	1.11%(f)	1.10%
Expenses (before waiver/reimbursement) (c)	1.19%††(d)	1.16%	1.16%(f)	1.13%(f)	1.11%(f)	1.10%
Portfolio turnover rate	14%	50%	27%	40%	24%	15%
Net assets at end of period (in 000's)	$ 8,856	$ 7,976	$ 9,081	$ 7,897	$ 10,067	$ 9,582

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of 0.01%. (See Note 6)
(e)	Expense waiver/reimbursement less than 0.01%.
(f)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch Global Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 18.19	$ 20.07	$ 15.73	$ 18.62	$ 18.25	$ 19.53
Net investment income (loss) (a)	0.16	0.26	0.30	0.34	0.44	0.40
Net realized and unrealized gain (loss)	1.64	(1.86)	4.40	(2.57)	1.41	(1.25)
Total from investment operations	1.80	(1.60)	4.70	(2.23)	1.85	(0.85)
Less distributions:
From net investment income	(0.21)	(0.28)	(0.36)	(0.32)	(0.45)	(0.41)
From net realized gain on investments	—	—	—	(0.34)	(1.03)	(0.02)
Total distributions	(0.21)	(0.28)	(0.36)	(0.66)	(1.48)	(0.43)
Net asset value at end of period	$ 19.78	$ 18.19	$ 20.07	$ 15.73	$ 18.62	$ 18.25
Total investment return (b)	9.98%	(8.07)%	30.00%	(12.14)%	10.88%	(4.41)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.64%††	1.34%	1.59%	2.00%	2.47%	2.08%
Net expenses (c)	1.85%††(d)	1.84%	1.84%(e)	1.84%(e)	1.85%(e)	1.84%
Expenses (before waiver/reimbursement) (c)	1.94%††(d)	1.91%	1.91%(e)	1.88%(e)	1.87%(e)	1.85%
Portfolio turnover rate	14%	50%	27%	40%	24%	15%
Net assets at end of period (in 000’s)	$ 13,383	$ 15,801	$ 27,874	$ 42,298	$ 97,872	$ 138,182

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of 0.01%. (See Note 6)
(e)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 18.23	$ 20.13	$ 15.79	$ 18.72	$ 18.34	$ 19.63
Net investment income (loss) (a)	0.25	0.45	0.50	0.50	0.62	0.59
Net realized and unrealized gain (loss)	1.65	(1.86)	4.42	(2.59)	1.43	(1.25)
Total from investment operations	1.90	(1.41)	4.92	(2.09)	2.05	(0.66)
Less distributions:
From net investment income	(0.31)	(0.49)	(0.58)	(0.50)	(0.64)	(0.61)
From net realized gain on investments	—	—	—	(0.34)	(1.03)	(0.02)
Total distributions	(0.31)	(0.49)	(0.58)	(0.84)	(1.67)	(0.63)
Net asset value at end of period	$ 19.82	$ 18.23	$ 20.13	$ 15.79	$ 18.72	$ 18.34
Total investment return (b)	10.46%	(7.08)%	31.32%	(11.31)%	12.03%	(3.44)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.60%††	2.33%	2.59%	2.98%	3.44%	3.03%
Net expenses (c)	0.85%††(d)	0.84%	0.84%(e)	0.84%(e)	0.85%(e)	0.85%
Expenses (before waiver/reimbursement) (c)	0.94%††(d)	0.91%	0.91%(e)	0.89%(e)	0.89%(e)	0.91%
Portfolio turnover rate	14%	50%	27%	40%	24%	15%
Net assets at end of period (in 000’s)	$ 753,168	$ 910,693	$ 1,003,575	$ 1,106,793	$ 1,657,341	$ 2,279,815

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of 0.01%. (See Note 6)
(e)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Epoch Global Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R2		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 18.30	$ 20.20	$ 15.84	$ 18.77	$ 18.39	$ 19.67
Net investment income (loss) (a)	0.21	0.38	0.45	0.44	0.55	0.50
Net realized and unrealized gain (loss)	1.65	(1.87)	4.40	(2.60)	1.42	(1.24)
Total from investment operations	1.86	(1.49)	4.85	(2.16)	1.97	(0.74)
Less distributions:
From net investment income	(0.27)	(0.41)	(0.49)	(0.43)	(0.56)	(0.52)
From net realized gain on investments	—	—	—	(0.34)	(1.03)	(0.02)
Total distributions	(0.27)	(0.41)	(0.49)	(0.77)	(1.59)	(0.54)
Net asset value at end of period	$ 19.89	$ 18.30	$ 20.20	$ 15.84	$ 18.77	$ 18.39
Total investment return (b)	10.26%	(7.49)%	30.76%	(11.66)%	11.55%	(3.81)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.22%††	1.92%	2.35%	2.59%	3.02%	2.60%
Net expenses (c)	1.29%†† (d)(e)	1.25%	1.26%(f)	1.24%(f)	1.24%(f)	1.27%
Expenses (before waiver/reimbursement) (c)	1.29%††(d)	1.26%	1.28%(f)	1.24%(f)	1.24%(f)	1.27%
Portfolio turnover rate	14%	50%	27%	40%	24%	15%
Net assets at end of period (in 000’s)	$ 233	$ 211	$ 228	$ 459	$ 632	$ 583

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of 0.01%. (See Note 6)
(e)	Expense waiver/reimbursement less than 0.01%.
(f)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R3		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 18.26	$ 20.16	$ 15.82	$ 18.74	$ 18.36	$ 19.65
Net investment income (loss) (a)	0.19	0.32	0.37	0.40	0.53	0.47
Net realized and unrealized gain (loss)	1.65	(1.86)	4.42	(2.60)	1.40	(1.26)
Total from investment operations	1.84	(1.54)	4.79	(2.20)	1.93	(0.79)
Less distributions:
From net investment income	(0.25)	(0.36)	(0.45)	(0.38)	(0.52)	(0.48)
From net realized gain on investments	—	—	—	(0.34)	(1.03)	(0.02)
Total distributions	(0.25)	(0.36)	(0.45)	(0.72)	(1.55)	(0.50)
Net asset value at end of period	$ 19.85	$ 18.26	$ 20.16	$ 15.82	$ 18.74	$ 18.36
Total investment return (b)	10.10%	(7.70)%	30.42%	(11.87)%	11.28%	(4.10)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.98%††	1.66%	1.90%	2.33%	2.92%	2.42%
Net expenses (c)	1.54%†† (d)(e)	1.50%	1.50%(f)	1.49%(f)	1.49%(f)	1.52%
Expenses (before waiver/reimbursement) (c)	1.54%††(d)	1.51%	1.51%(f)	1.49%(f)	1.49%(f)	1.52%
Portfolio turnover rate	14%	50%	27%	40%	24%	15%
Net assets at end of period (in 000’s)	$ 732	$ 634	$ 643	$ 446	$ 568	$ 690

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of 0.01%. (See Note 6)
(e)	Expense waiver/reimbursement less than 0.01%.
(f)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Epoch Global Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R6		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 18.00	$ 19.88	$ 15.60	$ 18.73	$ 18.35	$ 19.64
Net investment income (loss) (a)	0.26	0.44	0.54	0.54	0.63	0.63
Net realized and unrealized gain (loss)	1.62	(1.81)	4.34	(2.81)	1.43	(1.27)
Total from investment operations	1.88	(1.37)	4.88	(2.27)	2.06	(0.64)
Less distributions:
From net investment income	(0.32)	(0.51)	(0.60)	(0.52)	(0.65)	(0.63)
From net realized gain on investments	—	—	—	(0.34)	(1.03)	(0.02)
Total distributions	(0.32)	(0.51)	(0.60)	(0.86)	(1.68)	(0.65)
Net asset value at end of period	$ 19.56	$ 18.00	$ 19.88	$ 15.60	$ 18.73	$ 18.35
Total investment return (b)	10.55%	(7.02)%	31.45%	(12.32)%	12.14%	(3.32)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.75%††	2.33%	2.81%	3.18%	3.50%	3.25%
Net expenses (c)	0.75%††(d)	0.74%	0.74%(e)	0.74%(e)	0.75%(e)	0.74%
Expenses (before waiver/reimbursement) (c)	0.76%††(d)	0.75%	0.75%(e)	0.76%(e)	0.75%(e)	0.74%
Portfolio turnover rate	14%	50%	27%	40%	24%	15%
Net assets at end of period (in 000’s)	$ 6,345	$ 5,851	$ 769	$ 325	$ 67,054	$ 83,418

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of 0.01%. (See Note 6)
(e)	Net of interest expense of less than 0.01%. (See Note 6)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Equity Yield Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	August 2, 2006
Investor Class	November 16, 2009
Class C	November 16, 2009
Class I	December 27, 2005
Class R2	February 28, 2014
Class R3	February 29, 2016
Class R6	June 17, 2013
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares under distribution plans pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.

26	MainStay Epoch Global Equity Yield Fund

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation
Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in
27

Notes to Financial Statements (Unaudited) (continued)
accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2023 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Fund as of April 30, 2023, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned

28	MainStay Epoch Global Equity Yield Fund

using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2023, are shown in the Portfolio of Investments.
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
29

Notes to Financial Statements (Unaudited) (continued)
(K) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses)
do not exceed the following percentages of average daily net assets: Class A, 1.09%; Class C, 1.84%; Class I, 0.84%; and Class R6, 0.74%. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $3,567,208 and waived fees and/or reimbursed certain class specific expenses in the amount of $439,872 and paid the Subadvisor fees in the amount of $1,783,604.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

30	MainStay Epoch Global Equity Yield Fund

In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2023, shareholder service fees incurred by the Fund were as follows:

Class R2	$112
Class R3	343
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $1,831 and $342, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2023, of $3,408 and $197, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the
Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$115,163	$—
Investor Class	8,152	—
Class C	14,349	—
Class I	808,896	—
Class R2	211	—
Class R3	646	—
Class R6	123	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R2	$38,095	16.4%
Class R3	38,105	5.2
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$766,514,968	$176,294,446	$(26,772,754)	$149,521,692
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $31,527,876, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$31,528	$—
31

Notes to Financial Statements (Unaudited) (continued)
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$27,613,874
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, the Fund utilized the line of credit for 2 days, maintained an average daily balance of $168,100,000, at a weighted average interest rate of 5.65% and incurred interest expense in the amount of $52,765. As of April 30, 2023, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $142,170 and $378,312, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	498,329	$ 9,673,203
Shares issued to shareholders in reinvestment of distributions	73,454	1,432,984
Shares redeemed	(968,115)	(18,994,218)
Net increase (decrease) in shares outstanding before conversion	(396,332)	(7,888,031)
Shares converted into Class A (See Note 1)	11,330	218,222
Shares converted from Class A (See Note 1)	(44,402)	(866,302)
Net increase (decrease)	(429,404)	$ (8,536,111)
Year ended October 31, 2022:
Shares sold	859,251	$ 16,801,816
Shares issued to shareholders in reinvestment of distributions	125,489	2,385,618
Shares redeemed	(1,090,606)	(21,146,458)
Net increase (decrease) in shares outstanding before conversion	(105,866)	(1,959,024)
Shares converted into Class A (See Note 1)	29,554	588,529
Shares converted from Class A (See Note 1)	(11,185)	(221,782)
Net increase (decrease)	(87,497)	$ (1,592,277)

32	MainStay Epoch Global Equity Yield Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	22,207	$ 427,723
Shares issued to shareholders in reinvestment of distributions	6,361	123,802
Shares redeemed	(18,005)	(348,151)
Net increase (decrease) in shares outstanding before conversion	10,563	203,374
Shares converted into Investor Class (See Note 1)	5,506	108,717
Shares converted from Investor Class (See Note 1)	(6,682)	(127,896)
Net increase (decrease)	9,387	$ 184,195
Year ended October 31, 2022:
Shares sold	38,014	$ 744,939
Shares issued to shareholders in reinvestment of distributions	9,889	187,826
Shares redeemed	(48,380)	(945,633)
Net increase (decrease) in shares outstanding before conversion	(477)	(12,868)
Shares converted into Investor Class (See Note 1)	8,890	173,952
Shares converted from Investor Class (See Note 1)	(21,960)	(440,271)
Net increase (decrease)	(13,547)	$ (279,187)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	27,030	$ 521,628
Shares issued to shareholders in reinvestment of distributions	7,053	136,916
Shares redeemed	(216,329)	(4,185,525)
Net increase (decrease) in shares outstanding before conversion	(182,246)	(3,526,981)
Shares converted from Class C (See Note 1)	(9,928)	(193,532)
Net increase (decrease)	(192,174)	$ (3,720,513)
Year ended October 31, 2022:
Shares sold	39,389	$ 772,835
Shares issued to shareholders in reinvestment of distributions	14,494	276,826
Shares redeemed	(556,835)	(10,852,716)
Net increase (decrease) in shares outstanding before conversion	(502,952)	(9,803,055)
Shares converted from Class C (See Note 1)	(17,249)	(334,287)
Net increase (decrease)	(520,201)	$ (10,137,342)

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	3,618,450	$ 70,322,257
Shares issued to shareholders in reinvestment of distributions	584,520	11,373,391
Shares redeemed	(16,206,875)	(321,450,403)
Net increase (decrease) in shares outstanding before conversion	(12,003,905)	(239,754,755)
Shares converted into Class I (See Note 1)	45,793	891,653
Shares converted from Class I (See Note 1)	(1,564)	(30,862)
Net increase (decrease)	(11,959,676)	$(238,893,964)
Year ended October 31, 2022:
Shares sold	9,092,022	$ 175,816,550
Shares issued to shareholders in reinvestment of distributions	1,156,561	21,916,216
Shares redeemed	(10,151,265)	(196,585,259)
Net increase (decrease) in shares outstanding before conversion	97,318	1,147,507
Shares converted into Class I (See Note 1)	11,840	233,859
Net increase (decrease)	109,158	$ 1,381,366

Class R2	Shares	Amount
Six-month period ended April 30, 2023:
Shares issued to shareholders in reinvestment of distributions	161	$ 3,141
Shares redeemed	(5)	(100)
Net increase (decrease)	156	$ 3,041
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	245	$ 4,681
Shares redeemed	(5)	(100)
Net increase (decrease)	240	$ 4,581

Class R3	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	4,072	$ 79,249
Shares issued to shareholders in reinvestment of distributions	443	8,627
Shares redeemed	(2,400)	(46,094)
Net increase (decrease)	2,115	$ 41,782
Year ended October 31, 2022:
Shares sold	7,812	$ 153,343
Shares issued to shareholders in reinvestment of distributions	584	11,074
Shares redeemed	(5,566)	(107,411)
Net increase (decrease)	2,830	$ 57,006

33

Notes to Financial Statements (Unaudited) (continued)
Class R6	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	28,750	$ 548,803
Shares issued to shareholders in reinvestment of distributions	5,284	101,429
Shares redeemed	(34,827)	(669,997)
Net increase (decrease)	(793)	$ (19,765)
Year ended October 31, 2022:
Shares sold	296,515	$ 5,649,951
Shares issued to shareholders in reinvestment of distributions	3,985	71,762
Shares redeemed	(14,048)	(273,251)
Net increase (decrease)	286,452	$ 5,448,462
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
34	MainStay Epoch Global Equity Yield Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Epoch Global Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, Epoch personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s

35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Epoch, evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Epoch provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Epoch’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and Epoch’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at Epoch. The Board considered New York Life Investments’ and Epoch’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Epoch and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered Epoch’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Epoch regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

36	MainStay Epoch Global Equity Yield Fund

Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund as well as the MainStay Group of Funds. With respect to the profitability of Epoch’s relationship with the Fund, the Board considered information from New York Life Investments that Epoch’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Epoch’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Epoch’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Epoch and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and Epoch that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to Epoch and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the

38	MainStay Epoch Global Equity Yield Fund

difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
39

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
40	MainStay Epoch Global Equity Yield Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
41

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022132MS043-23	MSEGE10-06/23
(NYLIM) NL241

MainStay Epoch International Choice Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	9/1/2006	18.62%	8.75%	2.00%	3.03%	1.23%
		Excluding sales charges		25.53	15.08	3.16	3.61	1.23
Investor Class Shares[3]	Maximum 5.00% Initial Sales Charge	With sales charges	4/29/2008	19.09	8.99	1.74	2.81	1.63
		Excluding sales charges		25.35	14.73	2.90	3.40	1.63
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/1/2006	23.89	12.86	2.13	2.60	2.38
	if Redeemed Within One Year of Purchase	Excluding sales charges		24.89	13.86	2.13	2.60	2.38
Class I Shares	No Sales Charge		12/31/1997	25.71	15.43	3.43	3.89	0.98
Class R1 Shares	No Sales Charge		9/1/2006	25.64	15.30	3.33	3.78	1.08
Class R2 Shares	No Sales Charge		9/1/2006	25.48	15.00	3.07	3.52	1.33
Class R3 Shares	No Sales Charge		9/1/2006	25.31	14.64	2.80	3.25	1.58
SIMPLE Class Shares	No Sales Charge		8/31/2020	25.22	14.50	N/A	3.91	1.62

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
MSCI EAFE® Index (Net)[2]	24.19%	8.42%	3.63%	4.76%
Morningstar Foreign Large Blend Category Average[3]	22.02	6.55	3.09	4.50

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The MSCI EAFE® Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Morningstar Foreign Large Blend Category Average is representative of funds that invest in a variety of big international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch International Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Choice Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,255.30	$ 6.82	$1,018.75	$ 6.11	1.22%
Investor Class Shares	$1,000.00	$1,253.50	$ 8.44	$1,017.31	$ 7.55	1.51%
Class C Shares	$1,000.00	$1,248.90	$12.60	$1,013.59	$11.28	2.26%
Class I Shares	$1,000.00	$1,257.10	$ 5.32	$1,020.08	$ 4.76	0.95%
Class R1 Shares	$1,000.00	$1,256.40	$ 5.87	$1,019.59	$ 5.26	1.05%
Class R2 Shares	$1,000.00	$1,254.80	$ 7.27	$1,018.35	$ 6.51	1.30%
Class R3 Shares	$1,000.00	$1,253.10	$ 8.77	$1,017.01	$ 7.85	1.57%
SIMPLE Class Shares	$1,000.00	$1,252.20	$ 9.60	$1,016.27	$ 8.60	1.72%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2023 (Unaudited)
United Kingdom	23.0%
France	20.0
United States	18.8
Japan	14.1
Germany	5.2
Spain	5.1
Netherlands	3.5
Republic of Korea	2.9%
Finland	2.8
Singapore	2.7
Other Assets, Less Liabilities	1.9
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	Coca-Cola Europacific Partners plc
2.	Sony Group Corp.
3.	Linde plc
4.	Keyence Corp.
5.	Compass Group plc
6.	Lloyds Banking Group plc
7.	AXA SA
8.	Deutsche Telekom AG (Registered)
9.	Unilever plc
10.	ASML Holding NV

8	MainStay Epoch International Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Michael A. Welhoelter, CFA, William J. Booth, CFA, and Glen Petraglia, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch International Choice Fund perform relative to its benchmark and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay Epoch International Choice Fund returned 25.71%, outperforming the 24.19% return of the Fund’s benchmark, the MSCI EAFE® Index (Net) (the “Index”). Over the same period, Class I shares also outperformed the 22.02% return of the Morningstar Foreign Large Blend Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Equity markets provided strong gains over the reporting period, with nearly all countries generating positive returns and the best returns coming from the euro area. Similarly, all sectors turned in robust, double-digit returns, led by consumer discretionary, utilities, industrials, financials, consumer staples and materials.
Strong stock selection at the sector level drove the Fund’s outperformance relative to the Index, while country allocation and stock section by country also made positive contributions. (Contributions take weightings and total returns into account.) The Fund’s top-returning sectors included financials (primarily driven by Swiss Re), consumer staples (Coca-Cola Europacific Partners), consumer discretionary (Sony), communications services (Deutsche Telekom) and information technology (ASML). Overweight exposure to the consumer discretionary sector further bolstered relative returns. Conversely, health care detracted from relative results based on weak returns from holdings of both Roche and Sartorius Stedim Biotech.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
The sectors making the strongest positive contributions to the Fund’s performance relative to the Index were broadly based, including financials, consumer staples, information technology, consumer discretionary, energy, industrials, and communication services. The strongest country contributions to relative performance came from holdings in Japan, the Netherlands and the United Kingdom. As mentioned above, the health care sector detracted most significantly from relative returns. From a country perspective, the weakest contributions came from holdings in France and Germany. Currency impacts also detracted slightly from relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The Fund’s top contributors to absolute performance included shares in Netherlands-based semiconductor equipment maker ASML, U.K.-based beverage company Coca-Cola Europacific Partners and Japan-based consumer electronic firm Sony Group.
ASML is the dominant photolithography equipment supplier to the semiconductor chip industry. Despite the weaker economic sentiment and U.S. sanctions against Chinese customers, we see robust demand for semiconductors and semiconductor equipment in the decade ahead. We believe ASML is particularly well-positioned to capitalize on this growth, given that it is the only manufacturer of the extreme ultraviolet (EUV) equipment necessary to produce the most advanced semiconductors. We believe the company's technological competitive advantage, coupled with the support of its customer base, should drive strong sales growth while also allowing ASML to protect margins and free cash flow. ASML ended fiscal 2022 with a record backlog of €40 billion.
Coca-Cola Europacific Partners (CCEP) benefited from a combination of hedging, price increases, mix benefits and cost savings the company deployed to counter the gross margin pressures associated with inflation issues. The non-alcoholic beverage category has historically been relatively inelastic, and CCEP remains highly cash flow generative. CCEP has an attractive, well-covered dividend, and we expect the company to use free cash to reduce the debt from the recent €5.3 billion acquisition of Coca-Cola Amatil. CCEP distributes beverages in 29 countries, including Western Europe and certain Asia-Pacific markets. It is the largest, independent Coca-Cola bottler based on revenue, serving over 600 million consumers.
Shares in Sony rose on improving fundamentals. We added to the Fund’s position in the first quarter of 2023 after the company delivered solid fiscal third-quarter 2022 results that exceeded expectations and raised its operating profit guidance for the full year based on PlayStation PS5 penetration and hit title contribution. In addition, Sony raised its year-end dividend by 14% year-over-year.
During the same period, the most significant detractors from the Fund’s absolute performance were France-based biotechnology equipment maker Sartorius Stedim Biotech and Switzerland-based pharmaceutical and diagnostics equipment company

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
9

Roche. Shares in Sartorius Stedim were negatively affected by a slowdown in COVID-19 testing. Roche shares traded lower based on the unfavorable clinical trial results for its Alzheimer drug and management’s guidance for a drop in sales for 2023. We believe Roche's business model provides earnings stability, with the stock currently trading at a very reasonable valuation relative to our estimate of intrinsic value.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period included new positions in France-based regional bank BNP Paribas, U.K.-based integrated oil & gas company BP and Germany-based residential real estate firm Vonovia.
We took advantage of the recent weakness in the financial services sector to build the Fund’s position in BNP Paribas (BNPP). The company has operations in approximately 74 countries, including all major international financial markets, and holds a leadership position in Europe. We expect BNPP to generate stable returns and grow organically, with further prospects for capital to be returned to shareholders through dividends and share buybacks. Management has proposed a €5 billion share buyback in 2023 in addition to the substantial cash dividend currently being paid. BNPP’s capital position was improved by the timely sale of U.S. retail bank, Bank of the West, for $16.3 billion, giving BNPP a war chest for future investments and potential acquisitions at a time when the bank expects to benefit from rising interest rates. BNPP generates a respectable, high-single-digit return on equity. In our opinion, the current share price represents compelling value on various multiples, offering a dividend yield near 7%.
BP operates upstream oil and gas exploration and production businesses; downstream marketing, refining and trading businesses; and a midstream transport and storage business. The company has net proven reserves of 7,183 mmboe (million barrels of oil equivalent) of total hydrocarbons (liquids and gas) and produces total hydrocarbons of 2.4 mmboe per day. BP's integrated business model generates substantial free cash flow in the range of 18–20% yield at current WTI and Brent oil prices. The recent production cuts by the OPEC+ group of 23 oil-exporting countries has helped to provide pricing stability for global oil prices, keeping supply/demand balance in a very tight range. BP’s compelling attributes include a diversified profit pool, competitive cost structure, low breakeven point of $35–$40 per barrel and strong balance sheet with a high free cash flow yield.
Vonovia operates predominantly in the structurally under-supplied German residential real estate market. Shares have been negatively impacted by the upward path of interest rates, in addition to concerns over the cost of debt refinancing and the potential realized value from future asset sales. Vonovia owns more than 550,000 residential units in Germany, Austria and Sweden, with a business model of collecting rent, property development, sales and value-added services to tenants. The business generates solid funds from operations (FFO) and pays a dividend to shareholders. Vonovia has a balanced maturity of its debt, with a fourth of all debt maturing after 2031. We remain confident in the company's ability to manage through the current environment.
During the same period, the Fund’s most significant sale was its position in Taiwan Semiconductor Manufacturing Company (TSMC). TSMC is the largest dedicated silicon foundry (contract semiconductor manufacturer) in the world, with nine plants in Asia and one in the United States. Logic semiconductors make up about 75% of sales, while mixed-signal products make up most of the rest. TSMC makes chips for semiconductor and systems companies that don't have their own manufacturing facilities. U.S. sanctions on China could impact TSMC's future sales, as we expect the geopolitical tensions between the United States, China and Taiwan to persist.
How did the Fund’s sector and/or country weightings change during the reporting period?
The Fund’s largest increases in sector weight during the reporting period were in real estate and consumer staples. Conversely, the Fund saw reductions in exposure to the communication services and health care sectors. From a country perspective, the Fund experienced its largest increases in exposure to Japan and Australia, and its most significant reductions in exposure to Switzerland and France.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, the Fund held its most overweight exposures relative to the Index to the information technology, consumer staples and consumer discretionary sectors. As of the same date, the Fund’s most underweight positions were in the industrials, financials and materials sectors. The Fund held zero weight in utilities. On a country basis, the Fund’s most notable overweight position was in France, while its most significantly underweight position was in Japan.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Epoch International Choice Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 95.1%
Finland 2.8%
Nordea Bank Abp (Banks)	579,645	$ 6,433,435
France 20.0%
Airbus SE (Aerospace & Defense)	51,875	7,267,458
AXA SA (Insurance)	247,295	8,057,658
BNP Paribas SA (Banks)	55,457	3,580,322
Edenred (Financial Services)	61,847	4,015,351
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	6,457	6,197,137
Pernod Ricard SA (Beverages)	23,689	5,465,949
Sartorius Stedim Biotech (Life Sciences Tools & Services)	19,863	5,307,607
TotalEnergies SE (Oil, Gas & Consumable Fuels)	83,317	5,319,298
		45,210,780
Germany 5.2%
Deutsche Telekom AG (Registered) (Diversified Telecommunication Services)	329,873	7,953,097
Vonovia SE (Real Estate Management & Development)	174,694	3,777,720
		11,730,817
Japan 14.1%
Asahi Group Holdings Ltd. (Beverages)	180,000	6,926,786
Hoya Corp. (Health Care Equipment & Supplies)	57,100	5,955,382
Keyence Corp. (Electronic Equipment, Instruments & Components)	20,600	9,238,211
Sony Group Corp. (Household Durables)	103,600	9,755,866
		31,876,245
Netherlands 3.5%
ASML Holding NV (Semiconductors & Semiconductor Equipment)	12,376	7,820,885
Republic of Korea 2.9%
Samsung Electronics Co. Ltd., GDR (Technology Hardware, Storage & Peripherals)	5,333	6,580,922
Singapore 2.7%
STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	146,042	6,206,022
	Shares	Value

Spain 5.1%
Amadeus IT Group SA (Hotels, Restaurants & Leisure) (a)	95,960	$ 6,739,761
Industria de Diseno Textil SA (Specialty Retail) (b)	142,283	4,885,316
		11,625,077
United Kingdom 23.0%
BP plc (Oil, Gas & Consumable Fuels)	736,847	4,948,717
Coca-Cola Europacific Partners plc (Beverages)	163,016	10,509,642
Compass Group plc (Hotels, Restaurants & Leisure)	342,081	9,015,219
InterContinental Hotels Group plc (Hotels, Restaurants & Leisure)	48,300	3,314,276
Lloyds Banking Group plc (Banks)	14,354,266	8,695,147
Rentokil Initial plc (Commercial Services & Supplies)	958,710	7,619,527
Unilever plc (Personal Care Products)	140,432	7,829,886
		51,932,414
United States 15.8%
CSL Ltd. (Biotechnology)	24,056	4,784,589
Ferguson plc (Trading Companies & Distributors)	37,745	5,310,463
Linde plc (Chemicals)	25,171	9,299,426
Roche Holding AG (Pharmaceuticals)	23,410	7,342,388
Schneider Electric SE (Electrical Equipment)	29,758	5,174,972
Swiss Re AG (Insurance)	38,279	3,842,246
		35,754,084
Total Common Stocks (Cost $193,781,531)		215,170,681
Short-Term Investment 3.0%
Affiliated Investment Company 3.0%
United States 3.0%
MainStay U.S. Government Liquidity Fund, 3.98% (c)	6,632,269	6,632,269
Total Short-Term Investment (Cost $6,632,269)		6,632,269
Total Investments (Cost $200,413,800)	98.1%	221,802,950
Other Assets, Less Liabilities	1.9	4,379,545
Net Assets	100.0%	$ 226,182,495

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of April 30, 2023, the aggregate market value of securities on loan was $1,247,844. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,302,929. (See Note 2(I))
(c)	Current yield as of April 30, 2023.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 4,246	$ 38,887	$ (36,501)	$ —	$ —	$ 6,632	$ 78	$ —	6,632
Abbreviation(s):
GDR—Global Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 215,170,681	$ —	$ —	$ 215,170,681
Short-Term Investment
Affiliated Investment Company	6,632,269	—	—	6,632,269
Total Investments in Securities	$ 221,802,950	$ —	$ —	$ 221,802,950

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Epoch International Choice Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †^
Aerospace & Defense	$ 7,267,458	3.2%
Banks	18,708,904	8.3
Beverages	22,902,377	10.1
Biotechnology	4,784,589	2.1
Chemicals	9,299,426	4.1
Commercial Services & Supplies	7,619,527	3.4
Diversified Telecommunication Services	7,953,097	3.5
Electrical Equipment	5,174,972	2.3
Electronic Equipment, Instruments & Components	9,238,211	4.1
Financial Services	4,015,351	1.8
Health Care Equipment & Supplies	5,955,382	2.6
Hotels, Restaurants & Leisure	19,069,256	8.4
Household Durables	9,755,866	4.3
Insurance	11,899,904	5.3
Life Sciences Tools & Services	5,307,607	2.3
Oil, Gas & Consumable Fuels	10,268,015	4.5
Personal Care Products	7,829,886	3.5
Pharmaceuticals	7,342,388	3.2
Real Estate Management & Development	3,777,720	1.7
Semiconductors & Semiconductor Equipment	14,026,907	6.2
Specialty Retail	4,885,316	2.2
Technology Hardware, Storage & Peripherals	6,580,922	2.9
Textiles, Apparel & Luxury Goods	6,197,137	2.7
Trading Companies & Distributors	5,310,463	2.4
	215,170,681	95.1
Short-Term Investment	6,632,269	3.0
Other Assets, Less Liabilities	4,379,545	1.9
Net Assets	$226,182,495	100.0%

†	Percentages indicated are based on Fund net assets.

^	Industry classifications may be different than those used for compliance monitoring purposes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $193,781,531) including securities on loan of $1,247,844	$215,170,681
Investment in affiliated investment companies, at value (identified cost $6,632,269)	6,632,269
Cash denominated in foreign currencies (identified cost $315,458)	315,458
Receivables:
Dividends	4,275,233
Fund shares sold	5,451
Securities lending	575
Other assets	69,441
Total assets	226,469,108
Liabilities
Payables:
Manager (See Note 3)	146,339
Fund shares redeemed	38,914
Transfer agent (See Note 3)	28,430
Professional fees	25,767
Shareholder communication	18,556
Custodian	12,500
NYLIFE Distributors (See Note 3)	10,458
Accrued expenses	5,649
Total liabilities	286,613
Net assets	$226,182,495
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 5,821
Additional paid-in-capital	271,820,334
271,826,155
Total distributable earnings (loss)	(45,643,660)
Net assets	$226,182,495
Class A
Net assets applicable to outstanding shares	$ 29,291,698
Shares of beneficial interest outstanding	753,236
Net asset value per share outstanding	$ 38.89
Maximum sales charge (5.50% of offering price)	2.26
Maximum offering price per share outstanding	$ 41.15
Investor Class
Net assets applicable to outstanding shares	$ 4,576,227
Shares of beneficial interest outstanding	117,793
Net asset value per share outstanding	$ 38.85
Maximum sales charge (5.00% of offering price)	2.04
Maximum offering price per share outstanding	$ 40.89
Class C
Net assets applicable to outstanding shares	$ 294,264
Shares of beneficial interest outstanding	7,686
Net asset value and offering price per share outstanding	$ 38.29
Class I
Net assets applicable to outstanding shares	$182,788,695
Shares of beneficial interest outstanding	4,704,199
Net asset value and offering price per share outstanding	$ 38.86
Class R1
Net assets applicable to outstanding shares	$ 143,809
Shares of beneficial interest outstanding	3,705
Net asset value and offering price per share outstanding	$ 38.81
Class R2
Net assets applicable to outstanding shares	$ 6,153,639
Shares of beneficial interest outstanding	158,201
Net asset value and offering price per share outstanding	$ 38.90
Class R3
Net assets applicable to outstanding shares	$ 2,897,412
Shares of beneficial interest outstanding	74,882
Net asset value and offering price per share outstanding	$ 38.69
SIMPLE Class
Net assets applicable to outstanding shares	$ 36,751
Shares of beneficial interest outstanding	946
Net asset value and offering price per share outstanding(a)	$ 38.83

(a)	The difference between the calculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Epoch International Choice Fund

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $356,599)	$ 3,255,483
Dividends-affiliated	78,152
Securities lending, net	2,005
Total income	3,335,640
Expenses
Manager (See Note 3)	876,732
Transfer agent (See Note 3)	78,371
Distribution/Service—Class A (See Note 3)	32,151
Distribution/Service—Investor Class (See Note 3)	5,335
Distribution/Service—Class C (See Note 3)	1,800
Distribution/Service—Class R2 (See Note 3)	7,581
Distribution/Service—Class R3 (See Note 3)	6,961
Distribution/Service—SIMPLE Class (See Note 3)	83
Registration	48,757
Professional fees	42,578
Custodian	19,480
Shareholder communication	4,934
Shareholder service (See Note 3)	4,454
Trustees	2,468
Miscellaneous	5,598
Total expenses before waiver/reimbursement	1,137,283
Expense waiver/reimbursement from Manager (See Note 3)	(27,363)
Reimbursement from prior custodian(a)	(444)
Net expenses	1,109,476
Net investment income (loss)	2,226,164
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	9,014,247
Foreign currency transactions	(30,433)
Net realized gain (loss)	8,983,814
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	38,624,934
Translation of other assets and liabilities in foreign currencies	366,167
Net change in unrealized appreciation (depreciation)	38,991,101
Net realized and unrealized gain (loss)	47,974,915
Net increase (decrease) in net assets resulting from operations	$50,201,079

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,226,164	$ 2,920,802
Net realized gain (loss)	8,983,814	1,022,038
Net change in unrealized appreciation (depreciation)	38,991,101	(65,685,573)
Net increase (decrease) in net assets resulting from operations	50,201,079	(61,742,733)
Distributions to shareholders:
Class A	(204,408)	(609,561)
Investor Class	(28,189)	(106,243)
Class C	—	(4,372)
Class I	(2,313,006)	(6,137,693)
Class R1	(374)	(3,987)
Class R2	(52,601)	(192,553)
Class R3	(14,715)	(78,119)
SIMPLE Class	(155)	(630)
Total distributions to shareholders	(2,613,448)	(7,133,158)
Capital share transactions:
Net proceeds from sales of shares	8,405,492	16,723,170
Net asset value of shares issued to shareholders in reinvestment of distributions	2,592,955	7,075,921
Cost of shares redeemed	(37,314,537)	(37,319,851)
Increase (decrease) in net assets derived from capital share transactions	(26,316,090)	(13,520,760)
Net increase (decrease) in net assets	21,271,541	(82,396,651)
Net Assets
Beginning of period	204,910,954	287,307,605
End of period	$226,182,495	$204,910,954
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch International Choice Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 31.28	$ 41.50	$ 33.68	$ 35.57	$ 33.37	$ 36.20
Net investment income (loss) (a)	0.35	0.35	0.34	0.17	0.74	0.50
Net realized and unrealized gain (loss)	7.59	(9.61)	7.66	(1.14)	1.96	(2.94)
Total from investment operations	7.94	(9.26)	8.00	(0.97)	2.70	(2.44)
Less distributions:
From net investment income	(0.33)	(0.96)	(0.18)	(0.92)	(0.50)	(0.39)
Net asset value at end of period	$ 38.89	$ 31.28	$ 41.50	$ 33.68	$ 35.57	$ 33.37
Total investment return (b)	25.53%	(22.84)%(c)	23.80%	(2.87)%	8.30%	(6.82)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.97%††	0.97%	0.83%	0.48%	2.19%	1.40%
Net expenses (d)	1.22%††	1.23%	1.21%	1.20%(e)	1.19%(e)	1.18%(e)
Portfolio turnover rate	15%	49%	43%	52%	47%	44%
Net assets at end of period (in 000’s)	$ 29,292	$ 19,445	$ 26,613	$ 20,108	$ 23,114	$ 23,409

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (22.89)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 31.20	$ 41.39	$ 33.60	$ 35.49	$ 33.30	$ 36.13
Net investment income (loss) (a)	0.28	0.24	0.20	0.08	0.66	0.45
Net realized and unrealized gain (loss)	7.60	(9.60)	7.68	(1.13)	1.95	(2.96)
Total from investment operations	7.88	(9.36)	7.88	(1.05)	2.61	(2.51)
Less distributions:
From net investment income	(0.23)	(0.83)	(0.09)	(0.84)	(0.42)	(0.32)
Net asset value at end of period	$ 38.85	$ 31.20	$ 41.39	$ 33.60	$ 35.49	$ 33.30
Total investment return (b)	25.35%	(23.07)%(c)	23.48%	(3.10)%	8.02%	(7.00)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57%††	0.67%	0.50%	0.23%	1.97%	1.27%
Net expenses (d)	1.51%††	1.52%	1.50%	1.46%(e)	1.41%(e)	1.38%(e)
Expenses (before waiver/reimbursement) (d)	1.73%††	1.63%	1.59%	1.46%(e)	1.42%(e)	1.38%(e)
Portfolio turnover rate	15%	49%	43%	52%	47%	44%
Net assets at end of period (in 000's)	$ 4,576	$ 3,795	$ 5,341	$ 5,308	$ 6,306	$ 5,901

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (23.12)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 30.66	$ 40.33	$ 32.90	$ 34.73	$ 32.54	$ 35.41
Net investment income (loss) (a)	0.11	(0.01)	(0.28)	(0.17)	0.42	0.19
Net realized and unrealized gain (loss)	7.52	(9.49)	7.71	(1.13)	1.92	(3.00)
Total from investment operations	7.63	(9.50)	7.43	(1.30)	2.34	(2.81)
Less distributions:
From net investment income	—	(0.17)	—	(0.53)	(0.15)	(0.06)
Net asset value at end of period	$ 38.29	$ 30.66	$ 40.33	$ 32.90	$ 34.73	$ 32.54
Total investment return (b)	24.89%	(23.66)%(c)	22.55%	(3.81)%	7.25%	(7.96)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61%††	(0.02)%	(0.71)%	(0.51)%	1.27%	0.53%
Net expenses (d)	2.26%††	2.27%	2.25%	2.21%(e)	2.16%(e)	2.13%(e)
Expenses (before waiver/reimbursement) (d)	2.48%††	2.38%	2.28%	2.21%(e)	2.17%(e)	2.13%(e)
Portfolio turnover rate	15%	49%	43%	52%	47%	44%
Net assets at end of period (in 000’s)	$ 294	$ 339	$ 1,081	$ 4,740	$ 6,416	$ 9,354

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (23.71)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 31.30	$ 41.52	$ 33.69	$ 35.58	$ 33.40	$ 36.25
Net investment income (loss) (a)	0.37	0.45	0.40	0.26	0.80	0.60
Net realized and unrealized gain (loss)	7.63	(9.61)	7.70	(1.14)	1.98	(2.96)
Total from investment operations	8.00	(9.16)	8.10	(0.88)	2.78	(2.36)
Less distributions:
From net investment income	(0.44)	(1.06)	(0.27)	(1.01)	(0.60)	(0.49)
Net asset value at end of period	$ 38.86	$ 31.30	$ 41.52	$ 33.69	$ 35.58	$ 33.40
Total investment return (b)	25.71%	(22.63)%(c)	24.11%	(2.61)%	8.57%	(6.62)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07%††	1.27%	0.99%	0.76%	2.40%	1.67%
Net expenses (d)	0.95%††	0.95%	0.95%	0.95%(e)	0.94%(e)	0.93%(e)
Expenses (before waiver/reimbursement) (d)	0.97%††	0.98%	0.96%	0.96%(e)	0.94%(e)	0.93%(e)
Portfolio turnover rate	15%	49%	43%	52%	47%	44%
Net assets at end of period (in 000’s)	$ 182,789	$ 173,142	$ 241,084	$ 252,974	$ 355,348	$ 479,523

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (22.68)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch International Choice Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R1		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 31.20	$ 41.39	$ 33.60	$ 35.48	$ 33.30	$ 36.18
Net investment income (loss) (a)	0.71	0.48	0.36	0.21	0.81	0.64
Net realized and unrealized gain (loss)	7.26	(9.67)	7.68	(1.12)	1.93	(3.04)
Total from investment operations	7.97	(9.19)	8.04	(0.91)	2.74	(2.40)
Less distributions:
From net investment income	(0.36)	(1.00)	(0.25)	(0.97)	(0.56)	(0.48)
Net asset value at end of period	$ 38.81	$ 31.20	$ 41.39	$ 33.60	$ 35.48	$ 33.30
Total investment return (b)	25.64%	(22.73)%(c)	24.00%	(2.69)%	8.45%	(6.72)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.90%††	1.29%	0.88%	0.63%	2.43%	1.79%
Net expenses (d)	1.05%††	1.05%	1.05%	1.05%(e)	1.04%(e)	1.03%(e)
Expenses (before waiver/reimbursement) (d)	1.07%††	1.08%	1.06%	1.06%(e)	1.04%(e)	1.03%(e)
Portfolio turnover rate	15%	49%	43%	52%	47%	44%
Net assets at end of period (in 000’s)	$ 144	$ 32	$ 164	$ 201	$ 230	$ 229

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (22.78)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

	Six months ended April 30, 2023*	Year Ended October 31,
Class R2		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 31.26	$ 41.47	$ 33.65	$ 35.54	$ 33.33	$ 36.16
Net investment income (loss) (a)	0.31	0.33	0.27	0.13	0.71	0.48
Net realized and unrealized gain (loss)	7.63	(9.63)	7.69	(1.14)	1.96	(2.96)
Total from investment operations	7.94	(9.30)	7.96	(1.01)	2.67	(2.48)
Less distributions:
From net investment income	(0.30)	(0.91)	(0.14)	(0.88)	(0.46)	(0.35)
Net asset value at end of period	$ 38.90	$ 31.26	$ 41.47	$ 33.65	$ 35.54	$ 33.33
Total investment return (b)	25.48%	(22.89)%(c)	23.69%	(2.94)%	8.17%	(6.92)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.71%††	0.93%	0.67%	0.39%	2.12%	1.33%
Net expenses (d)	1.30%††	1.30%	1.30%	1.30%(e)	1.29%(e)	1.28%(e)
Expenses (before waiver/reimbursement) (d)	1.32%††	1.33%	1.31%	1.31%(e)	1.29%(e)	1.28%(e)
Portfolio turnover rate	15%	49%	43%	52%	47%	44%
Net assets at end of period (in 000’s)	$ 6,154	$ 5,657	$ 8,886	$ 7,827	$ 10,884	$ 14,656

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (22.94)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R3		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 31.04	$ 41.18	$ 33.43	$ 35.31	$ 33.10	$ 35.90
Net investment income (loss) (a)	0.27	0.24	0.17	0.04	0.62	0.40
Net realized and unrealized gain (loss)	7.57	(9.58)	7.64	(1.13)	1.95	(2.95)
Total from investment operations	7.84	(9.34)	7.81	(1.09)	2.57	(2.55)
Less distributions:
From net investment income	(0.19)	(0.80)	(0.06)	(0.79)	(0.36)	(0.25)
Net asset value at end of period	$ 38.69	$ 31.04	$ 41.18	$ 33.43	$ 35.31	$ 33.10
Total investment return (b)	25.31%	(23.13)%(c)	23.37%	(3.21)%	7.90%	(7.15)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.50%††	0.67%	0.41%	0.12%	1.85%	1.13%
Net expenses (d)	1.57%††	1.58%	1.55%	1.55%(e)	1.54%(e)	1.53%(e)
Portfolio turnover rate	15%	49%	43%	52%	47%	44%
Net assets at end of period (in 000’s)	$ 2,897	$ 2,473	$ 4,104	$ 4,447	$ 5,134	$ 5,609

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (23.18)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

	Six months ended April 30, 2023*	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class		2022	2021	2020
Net asset value at beginning of period	$ 31.16	$ 41.39	$ 33.59	$ 35.90**
Net investment income (loss) (a)	0.25	0.14	0.11	(0.02)
Net realized and unrealized gain (loss)	7.59	(9.60)	7.69	(2.29)
Total from investment operations	7.84	(9.46)	7.80	(2.31)
Less distributions:
From net investment income	(0.17)	(0.77)	—	—
Net asset value at end of period	$ 38.83	$ 31.16	$ 41.39	$ 33.59
Total investment return (b)	25.22%	(23.26)%(c)	23.19%	(6.43)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%††	0.40%	0.27%	(0.29)%
Net expenses (d)	1.72%††	1.77%	1.74%	1.69%(e)
Expenses (before waiver/reimbursement) (d)	1.72%††	1.88%	1.86%	1.69%(e)
Portfolio turnover rate	15%	49%	43%	52%
Net assets at end of period (in 000’s)	$ 37	$ 28	$ 34	$ 23

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (23.31)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch International Choice Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Choice Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	September 1, 2006
Investor Class	April 29, 2008
Class C	September 1, 2006
Class I	December 31, 1997
Class R1	September 1, 2006
Class R2	September 1, 2006
Class R3	September 1, 2006
SIMPLE Class	August 31, 2020
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and SIMPLE Class shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and

21

Notes to Financial Statements (Unaudited) (continued)
measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments

22	MainStay Epoch International Choice Fund

not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2023 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Fund as of April 30, 2023, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and
23

Notes to Financial Statements (Unaudited) (continued)
distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2023, are shown in the Portfolio of Investments.
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or

24	MainStay Epoch International Choice Fund

eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion. During the six-month period ended April 30, 2023, the effective management fee rate was 0.80% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.95% of its average daily net assets. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class R1, 1.05%; and Class R2, 1.30%. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $876,732 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $27,363 and paid the Subadvisor fees in the amount of $427,187.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of
25

Notes to Financial Statements (Unaudited) (continued)
1.00%. Pursuant to the Class R3 and SIMPLE Class Plan, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R1 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2023, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 30
Class R2	3,032
Class R3	1,392
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $292 and $320, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares during the six-month period ended April 30, 2023, of $35.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 7,747	$ —
Investor Class	12,080	(4,611)
Class C	1,024	(393)
Class I	54,761	—
Class R1	18	—
Class R2	1,846	—
Class R3	845	—
SIMPLE Class	50	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$27,690	75.3%
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$200,474,804	$32,978,622	$(11,650,476)	$21,328,146
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $78,394,309, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected

26	MainStay Epoch International Choice Fund

to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$76,530	$1,864
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$7,133,158
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $31,210 and $62,493, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	198,301	$ 6,916,988
Shares issued to shareholders in reinvestment of distributions	5,801	201,594
Shares redeemed	(74,188)	(2,733,859)
Net increase (decrease) in shares outstanding before conversion	129,914	4,384,723
Shares converted into Class A (See Note 1)	1,598	57,720
Net increase (decrease)	131,512	$ 4,442,443
Year ended October 31, 2022:
Shares sold	38,134	$ 1,358,832
Shares issued to shareholders in reinvestment of distributions	14,871	600,059
Shares redeemed	(74,618)	(2,638,760)
Net increase (decrease) in shares outstanding before conversion	(21,613)	(679,869)
Shares converted into Class A (See Note 1)	2,019	72,879
Net increase (decrease)	(19,594)	$ (606,990)

27

Notes to Financial Statements (Unaudited) (continued)
Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	2,706	$ 101,020
Shares issued to shareholders in reinvestment of distributions	810	28,159
Shares redeemed	(6,147)	(222,348)
Net increase (decrease) in shares outstanding before conversion	(2,631)	(93,169)
Shares converted into Investor Class (See Note 1)	198	7,331
Shares converted from Investor Class (See Note 1)	(1,415)	(51,188)
Net increase (decrease)	(3,848)	$ (137,026)
Year ended October 31, 2022:
Shares sold	7,166	$ 247,942
Shares issued to shareholders in reinvestment of distributions	2,628	106,090
Shares redeemed	(16,541)	(586,739)
Net increase (decrease) in shares outstanding before conversion	(6,747)	(232,707)
Shares converted into Investor Class (See Note 1)	964	36,562
Shares converted from Investor Class (See Note 1)	(1,616)	(58,562)
Net increase (decrease)	(7,399)	$ (254,707)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	3,673	$ 133,629
Shares redeemed	(6,655)	(244,013)
Net increase (decrease) in shares outstanding before conversion	(2,982)	(110,384)
Shares converted from Class C (See Note 1)	(387)	(13,863)
Net increase (decrease)	(3,369)	$ (124,247)
Year ended October 31, 2022:
Shares sold	111	$ 3,989
Shares issued to shareholders in reinvestment of distributions	109	4,352
Shares redeemed	(14,594)	(484,423)
Net increase (decrease) in shares outstanding before conversion	(14,374)	(476,082)
Shares converted from Class C (See Note 1)	(1,386)	(50,879)
Net increase (decrease)	(15,760)	$ (526,961)

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	18,166	$ 648,077
Shares issued to shareholders in reinvestment of distributions	66,235	2,297,693
Shares redeemed	(912,139)	(32,535,921)
Net increase (decrease)	(827,738)	$(29,590,151)
Year ended October 31, 2022:
Shares sold	403,328	$ 13,510,548
Shares issued to shareholders in reinvestment of distributions	151,372	6,097,248
Shares redeemed	(829,534)	(29,840,473)
Net increase (decrease)	(274,834)	$(10,232,677)

Class R1	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	2,733	$ 98,458
Shares issued to shareholders in reinvestment of distributions	11	374
Shares redeemed	(78)	(2,754)
Net increase (decrease)	2,666	$ 96,078
Year ended October 31, 2022:
Shares sold	600	$ 23,070
Shares issued to shareholders in reinvestment of distributions	99	3,987
Shares redeemed	(3,623)	(131,374)
Net increase (decrease)	(2,924)	$ (104,317)

Class R2	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	10,754	$ 384,284
Shares issued to shareholders in reinvestment of distributions	1,454	50,560
Shares redeemed	(34,941)	(1,266,583)
Net increase (decrease)	(22,733)	$ (831,739)
Year ended October 31, 2022:
Shares sold	28,186	$ 1,009,844
Shares issued to shareholders in reinvestment of distributions	4,626	186,691
Shares redeemed	(66,159)	(2,329,954)
Net increase (decrease)	(33,347)	$ (1,133,419)

28	MainStay Epoch International Choice Fund

Class R3	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	3,357	$ 121,494
Shares issued to shareholders in reinvestment of distributions	417	14,420
Shares redeemed	(8,558)	(309,039)
Net increase (decrease)	(4,784)	$ (173,125)
Year ended October 31, 2022:
Shares sold	15,362	$ 566,824
Shares issued to shareholders in reinvestment of distributions	1,913	76,864
Shares redeemed	(37,287)	(1,308,128)
Net increase (decrease)	(20,012)	$ (664,440)

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	42	$ 1,542
Shares issued to shareholders in reinvestment of distributions	5	155
Shares redeemed	(1)	(20)
Net increase (decrease)	46	$ 1,677
Year ended October 31, 2022:
Shares sold	65	$ 2,121
Shares issued to shareholders in reinvestment of distributions	16	630
Net increase (decrease)	81	$ 2,751
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Epoch International Choice Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, Epoch personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s

30	MainStay Epoch International Choice Fund

decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Epoch, evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Epoch provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Epoch’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and Epoch’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at Epoch. The Board considered New York Life Investments’ and Epoch’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Epoch and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered Epoch’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Epoch regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2022. The Board considered its discussions with representatives from New York Life Investments and Epoch regarding the Fund’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund as well as the MainStay Group of Funds. With respect to the profitability of Epoch’s relationship with the Fund, the Board considered information from New York Life Investments that Epoch’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Epoch’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Epoch’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Epoch and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and Epoch that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money

32	MainStay Epoch International Choice Fund

market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to Epoch and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
34	MainStay Epoch International Choice Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
35

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
36	MainStay Epoch International Choice Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022297MS043-23	MSEIC10-06/23
(NYLIM) NL319

MainStay Epoch U.S. Equity
Yield Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	2/3/2009	-1.71%	-4.17%	6.52%	8.12%	1.05%
		Excluding sales charges		4.01	1.41	7.73	8.73	1.05
Investor Class Shares[3]	Maximum 5.00% Initial Sales Charge	With sales charges	11/16/2009	-1.35	-3.91	6.26	7.89	1.30
		Excluding sales charges		3.84	1.15	7.47	8.50	1.30
Class B Shares[4]	Maximum 5.00% CDSC	With sales charges	5/8/2017	-1.54	-4.50	6.35	6.25	2.06
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		3.46	0.38	6.66	6.37	2.06
Class C Shares	Maximum 1.00% CDSC	With sales charges	11/16/2009	2.46	-0.60	6.66	7.69	2.06
	if Redeemed Within One Year of Purchase	Excluding sales charges		3.46	0.38	6.66	7.69	2.06
Class I Shares	No Sales Charge		12/3/2008	4.13	1.72	8.04	9.03	0.80
Class R1 Shares	No Sales Charge		5/8/2017	4.05	1.55	7.89	7.58	0.90
Class R2 Shares	No Sales Charge		5/8/2017	3.91	1.30	7.61	7.30	1.15
Class R3 Shares	No Sales Charge		5/8/2017	3.78	1.07	7.34	7.04	1.40
Class R6 Shares	No Sales Charge		5/8/2017	4.13	1.73	8.09	7.79	0.73
SIMPLE Class Shares	No Sales Charge		8/31/2020	3.84	1.02	N/A	9.89	1.42

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 1000® Value Index[2]	4.54%	1.21%	7.75%	9.13%
U.S. Equity Yield Composite Index[3]	3.65	0.87	7.65	9.19
Morningstar Large Value Category Average[4]	3.89	1.38	7.89	9.02

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
3.	The Fund has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints).
4.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,040.10	$ 5.31	$1,019.59	$ 5.26	1.05%
Investor Class Shares	$1,000.00	$1,038.40	$ 6.67	$1,018.25	$ 6.61	1.32%
Class B Shares	$1,000.00	$1,034.60	$10.44	$1,014.53	$10.34	2.07%
Class C Shares	$1,000.00	$1,034.60	$10.44	$1,014.53	$10.34	2.07%
Class I Shares	$1,000.00	$1,041.30	$ 3.69	$1,021.18	$ 3.66	0.73%
Class R1 Shares	$1,000.00	$1,040.50	$ 4.55	$1,020.33	$ 4.51	0.90%
Class R2 Shares	$1,000.00	$1,039.10	$ 5.81	$1,019.09	$ 5.76	1.15%
Class R3 Shares	$1,000.00	$1,037.80	$ 7.07	$1,017.85	$ 7.00	1.40%
Class R6 Shares	$1,000.00	$1,041.30	$ 3.69	$1,021.18	$ 3.66	0.73%
SIMPLE Class Shares	$1,000.00	$1,038.40	$ 7.48	$1,017.46	$ 7.40	1.48%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2023 (Unaudited)
Banks	7.5%
Electric Utilities	7.1
Pharmaceuticals	7.1
Semiconductors & Semiconductor Equipment	6.0
Oil, Gas & Consumable Fuels	5.9
Chemicals	5.8
Insurance	5.1
Electrical Equipment	3.6
Health Care Providers & Services	3.0
Biotechnology	2.7
Aerospace & Defense	2.6
Beverages	2.6
Multi–Utilities	2.4
Capital Markets	2.4
Household Products	2.3
Media	2.3
Technology Hardware, Storage & Peripherals	2.1
Hotels, Restaurants & Leisure	2.0
Specialized REITs	2.0
Software	2.0
Health Care Equipment & Supplies	1.9
Tobacco	1.8
Consumer Staples Distribution & Retail	1.6%
Diversified Telecommunication Services	1.6
Machinery	1.6
Communications Equipment	1.3
Commercial Services & Supplies	1.2
Leisure Products	1.2
Professional Services	1.1
IT Services	1.1
Air Freight & Logistics	1.0
Industrial Conglomerates	1.0
Specialty Retail	1.0
Trading Companies & Distributors	0.9
Diversified REITs	0.8
Health Care REITs	0.7
Household Durables	0.6
Retail REITs	0.6
Industrial REITs	0.5
Containers & Packaging	0.5
Short–Term Investment	1.4
Other Assets, Less Liabilities	0.1
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	Broadcom, Inc.
2.	Chevron Corp.
3.	AbbVie, Inc.
4.	JPMorgan Chase & Co.
5.	Merck & Co., Inc.
6.	Microsoft Corp.
7.	UnitedHealth Group, Inc.
8.	Medtronic plc
9.	Analog Devices, Inc.
10.	MetLife, Inc.

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Michael A. Welhoelter, CFA, William W. Priest, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch U.S. Equity Yield Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay Epoch U.S. Equity Yield Fund returned 4.13%, underperforming the 4.54% return of the Fund’s primary benchmark, the Russell 1000® Value Index. Over the same period, Class I shares outperformed the 3.65% return of the U.S. Equity Yield Composite Index, which is the Fund’s secondary benchmark, and the 3.89% return of the Morningstar Large Value Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund’s performance relative to the Russell 1000® Value Index benefited from stock selection in the information technology, energy, and consumer staples sectors. Conversely, stock selection in financials detracted from relative performance, as did underweight exposure to communication services, the best performing sector in the Index for the reporting period.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
Markets were largely driven by statements and actions by the U.S. Federal Reserve (the “Fed”) throughout the first part of the reporting period, as speculation on a downshift in central bank rate hikes spurred a rally to start the fourth quarter of 2022. The first sign of easing inflation via softer-than-expected October Consumer Price Index numbers sustained bullish sentiment, although the rally petered out into year-end as elevated recession risk and growth concerns remained an overhang for investors. A steep rally kicked off 2023 on the back of disinflation and a perceived increasing likelihood of an economic soft landing. Better-than-expected January Producer Price Index numbers and an upward reassessment of peak-rate expectations cooled sentiment in February, reversing the bull run. The end of the reporting period was defined by the failure of Silicon Valley Bank and Signature Bank and subsequent intense scrutiny of regional banking peers. The banking crisis served to magnify focus on the path forward for Fed monetary policy, calling into question the need for continued aggressive tightening.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Value Index came from the information technology and energy sectors.
(Contributions take weightings and total returns into account.)  Conversely, financials and communication services detracted most significantly from relative returns.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
Top contributors to the Fund’s absolute performance during the reporting period included global software company Microsoft, and digital and analog semiconductor and software producer Broadcom.
Microsoft shares outperformed as disruptions in the banking cycle buoyed expectations for a near-term end to the Fed tightening cycle. Management is dedicated to shareholder returns through continued improvements to its dividend and share repurchase plans.
Broadcom shares rose on strong earnings, which reinforced growth expectations. Despite information technology budget worries, network refreshment plans and demand for infrastructure for AI support are increasing as use cases, such as ChatGPT, broaden their reach. Broadcom returns cash to shareholders via an attractive dividend, with a target of paying out 50% of free cash flow. The balance of cash generation is used to fund debt reduction, share repurchases and/or accretive mergers and acquisitions.
The most significant detractors from the Fund’s absolute performance during the same period were insurer MetLife and regional bank KeyCorp.
MetLife serves retail and commercial customers with a comprehensive offering of insurance products, including life, disability, accident & health, dental, and annuities. In addition to its U.S. operations, the company has a significant international presence in Asia, Latin America, Europe, the Middle East and Africa. Shares traded down late in the reporting period as the banking turmoil described above unsettled the financial sector, although we don't believe MetLife's business performance will be impacted by these events. MetLife has a strong regulatory capital position, pays an attractive and growing dividend, and consistently uses excess capital to repurchase shares.
KeyCorp maintains branches in 15 states in the Northeast, Midwest, and Northwest United States. The company has a valuable, low-cost deposit franchise, diversified loan portfolio and well-capitalized balance sheet, which we believe should allow Keycorp to earn mid-teens returns on equity on a mid-cycle basis. Shares declined late in the reporting period along with banking industry peers as the failures of Silicon Valley Bank and Signature Bank caused a crisis of confidence that reverberated throughout

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
9

the entire sector. Although the crisis may result in higher near-term funding costs and increased retained capital levels for banks, we believe KeyCorp will continue to generate strong earnings power to support attractive, growing dividends. We also expect the company to direct excess capital toward share buybacks during normal economic conditions.
What were some of the Fund’s largest purchases and sales during the reporting period?
New purchases initiated during the reporting period included global pharmaceutical company Bristol-Myers Squibb, technology hardware and services company Dell, and real estate investment trust (REIT) Prologis, all based in the United States.
Bristol-Myers holds a broad portfolio of patent-protected drugs across multiple therapeutic areas, with several in-market blockbuster drugs, including oral anti-coagulant Eliquis, cancer drugs Opdivo and Yervoy, and immunology drug Orencia. In addition, the company's ‘new products portfolio’ includes a number of recently approved drugs that are rapidly growing. Bristol-Myers pays an attractive, well-covered and growing dividend and has historically supplemented dividend payments with regular share repurchases. Following the company’s 2019 acquisition of Celgene, debt reduction took precedence over share buybacks, but with debt now substantially reduced, the company is expected to resume share repurchase activity.
Dell markets infrastructure hardware, such as servers and data storage equipment, as well as the consumer and commercial hardware, including personal computers and peripherals.  Growth is driven by the market’s increasing data storage, processing and computing needs, along with share capture through the company’s attractive technology and pricing. Dell targets a return of 40–60% cash generation back to shareholders through a combination of a growing dividend and periodic share repurchases.  Additional cash generation is directed to slight debt reduction and tuck-in mergers and acquisitions to broaden the company’s addressable market.
Prologis owns, operates, acquires and develops real estate properties that serve the logistics needs of a globally diverse set of companies. With almost 5,000 buildings comprising approximately 1 billion square feet in 19 countries, Prologis leases modern industrial and warehouse facilities to 5,800 companies, which they use to efficiently move raw materials, intermediate goods and finished products along the entire value chain from sourcing, to manufacturing, to finishing, to final end-customer fulfillment. We believe that the company is well-positioned to continue to benefit from long-term structural trends in the global economy toward digitalization, e-commerce and supply-chain management. Prologis pays an attractive, growing dividend tied to growth in adjusted funds from operations (AFFO) per share.
No positions were closed during the reporting period.
How did the Fund’s sector weightings change during the reporting period?
The Fund’s most significant sector weighting changes during the reporting period were decreases in financials and health care; and increases in information technology and materials. The Fund’s sector allocations are a result of our bottom-up, fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, the Fund’s largest sector allocations, on an absolute basis, were to financials, health care and information technology, while its smallest total sector allocations were to real estate and communication services. As of the same date, relative to the Russell 1000® Value Index, the Fund held its most overweight exposure to utilities, a defensive sector that is typically more heavily represented in the Fund, as well as information technology. The Fund’s most significantly underweight exposures were to financials and communication services.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Epoch U.S. Equity Yield Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 98.5%
Aerospace & Defense 2.6%
General Dynamics Corp.	34,708	$ 7,578,145
Lockheed Martin Corp.	20,224	9,393,037
Raytheon Technologies Corp.	104,103	10,399,889
		27,371,071
Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	61,205	11,005,271
Banks 7.5%
Bank of America Corp.	517,205	15,143,762
Columbia Banking System, Inc.	358,785	7,663,648
JPMorgan Chase & Co.	156,503	21,634,975
KeyCorp	641,266	7,220,655
PNC Financial Services Group, Inc. (The)	52,113	6,787,718
Truist Financial Corp.	156,247	5,090,527
U.S. Bancorp	424,121	14,538,868
		78,080,153
Beverages 2.6%
Coca-Cola Co. (The)	129,401	8,301,074
Coca-Cola Europacific Partners plc	169,368	10,919,155
PepsiCo, Inc.	39,423	7,525,457
		26,745,686
Biotechnology 2.7%
AbbVie, Inc.	143,362	21,664,865
Amgen, Inc.	28,240	6,770,258
		28,435,123
Capital Markets 2.4%
BlackRock, Inc.	12,506	8,394,027
CME Group, Inc.	32,976	6,125,952
Lazard Ltd., Class A	155,858	4,878,355
T. Rowe Price Group, Inc.	47,531	5,339,157
		24,737,491
Chemicals 5.8%
Air Products and Chemicals, Inc.	30,731	9,045,977
Dow, Inc.	155,007	8,432,381
International Flavors & Fragrances, Inc.	59,462	5,765,436
Linde plc	39,915	14,746,597
LyondellBasell Industries NV, Class A	83,971	7,944,496
Nutrien Ltd.	72,962	5,063,563
PPG Industries, Inc.	72,552	10,176,143
		61,174,593
	Shares	Value

Commercial Services & Supplies 1.2%
Republic Services, Inc.	46,670	$ 6,749,415
Waste Management, Inc.	37,650	6,251,783
		13,001,198
Communications Equipment 1.3%
Cisco Systems, Inc.	291,593	13,777,769
Consumer Staples Distribution & Retail 1.6%
Walmart, Inc.	113,985	17,208,315
Containers & Packaging 0.5%
Amcor plc	456,646	5,009,407
Diversified REITs 0.8%
WP Carey, Inc.	110,202	8,176,988
Diversified Telecommunication Services 1.6%
AT&T, Inc.	349,929	6,183,246
Verizon Communications, Inc.	280,246	10,881,952
		17,065,198
Electric Utilities 7.1%
Alliant Energy Corp.	101,776	5,611,929
American Electric Power Co., Inc.	187,941	17,369,507
Duke Energy Corp.	53,558	5,295,815
Entergy Corp.	100,833	10,847,614
Evergy, Inc.	149,625	9,293,209
Eversource Energy	81,552	6,329,251
NextEra Energy, Inc.	169,819	13,013,230
Pinnacle West Capital Corp.	78,405	6,151,656
		73,912,211
Electrical Equipment 3.6%
Eaton Corp. plc	86,831	14,511,197
Emerson Electric Co.	180,910	15,062,566
Hubbell, Inc.	29,091	7,834,788
		37,408,551
Health Care Equipment & Supplies 1.9%
Medtronic plc	216,591	19,698,952
Health Care Providers & Services 3.0%
CVS Health Corp.	157,047	11,513,116
UnitedHealth Group, Inc.	41,094	20,221,946
		31,735,062
Health Care REITs 0.7%
Welltower, Inc.	89,004	7,050,897

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure 2.0%
McDonald's Corp.	40,007	$ 11,832,070
Vail Resorts, Inc.	40,161	9,659,524
		21,491,594
Household Durables 0.6%
Leggett & Platt, Inc.	201,759	6,518,833
Household Products 2.3%
Colgate-Palmolive Co.	78,159	6,237,088
Kimberly-Clark Corp.	44,497	6,447,170
Procter & Gamble Co. (The)	74,028	11,576,499
		24,260,757
Industrial Conglomerates 1.0%
Honeywell International, Inc.	52,021	10,395,877
Industrial REITs 0.5%
Prologis, Inc.	45,040	5,641,260
Insurance 5.1%
Arthur J. Gallagher & Co.	66,628	13,862,621
Marsh & McLennan Cos., Inc.	48,484	8,736,332
MetLife, Inc.	302,572	18,556,741
Travelers Cos., Inc. (The)	67,048	12,145,075
		53,300,769
IT Services 1.1%
International Business Machines Corp.	88,195	11,148,730
Leisure Products 1.2%
Hasbro, Inc.	211,169	12,505,428
Machinery 1.6%
Cummins, Inc.	70,209	16,501,923
Media 2.3%
Comcast Corp., Class A	361,840	14,969,321
Omnicom Group, Inc.	96,067	8,700,788
		23,670,109
Multi-Utilities 2.4%
Ameren Corp.	74,233	6,604,510
CMS Energy Corp.	84,525	5,262,526
NiSource, Inc.	262,821	7,479,886
	Shares	Value

Multi-Utilities (continued)
WEC Energy Group, Inc.	57,474	$ 5,527,275
		24,874,197
Oil, Gas & Consumable Fuels 5.9%
Chevron Corp.	128,602	21,679,725
Enterprise Products Partners LP	469,520	12,353,071
Magellan Midstream Partners LP	153,151	8,545,826
MPLX LP	311,596	10,902,744
TotalEnergies SE, Sponsored ADR	122,410	7,825,672
		61,307,038
Pharmaceuticals 7.1%
Bristol-Myers Squibb Co.	121,315	8,100,203
Eli Lilly and Co.	45,543	18,028,652
Johnson & Johnson	112,375	18,395,787
Merck & Co., Inc.	181,453	20,952,378
Pfizer, Inc.	216,089	8,403,701
		73,880,721
Professional Services 1.1%
Automatic Data Processing, Inc.	27,287	6,003,140
Paychex, Inc.	52,339	5,749,963
		11,753,103
Retail REITs 0.6%
Realty Income Corp.	97,287	6,113,515
Semiconductors & Semiconductor Equipment 6.0%
Analog Devices, Inc.	105,620	18,998,926
Broadcom, Inc.	35,282	22,104,173
KLA Corp.	34,001	13,142,746
Texas Instruments, Inc.	51,375	8,589,900
		62,835,745
Software 2.0%
Microsoft Corp.	66,689	20,490,862
Specialized REITs 2.0%
American Tower Corp.	27,932	5,709,022
Iron Mountain, Inc.	274,834	15,181,830
		20,890,852
Specialty Retail 1.0%
Home Depot, Inc. (The)	33,980	10,212,349
Technology Hardware, Storage & Peripherals 2.1%
Apple, Inc.	49,130	8,336,378
Dell Technologies, Inc., Class C	151,142	6,573,166

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Epoch U.S. Equity Yield Fund

	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals (continued)
NetApp, Inc.	113,534	$ 7,140,153
		22,049,697
Tobacco 1.8%
British American Tobacco plc, Sponsored ADR	151,337	5,607,036
Philip Morris International, Inc.	129,032	12,899,329
		18,506,365
Trading Companies & Distributors 0.9%
MSC Industrial Direct Co., Inc., Class A	106,594	9,671,274
Total Common Stocks (Cost $790,852,920)		1,029,614,934
Short-Term Investment 1.4%
Affiliated Investment Company 1.4%
MainStay U.S. Government Liquidity Fund, 3.98% (a)	14,611,766	14,611,766
Total Short-Term Investment (Cost $14,611,766)		14,611,766
Total Investments (Cost $805,464,686)	99.9%	1,044,226,700
Other Assets, Less Liabilities	0.1	1,148,441
Net Assets	100.0%	$ 1,045,375,141

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Current yield as of April 30, 2023.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 15,212	$ 80,897	$ (81,497)	$ —	$ —	$ 14,612	$ 257	$ —	14,612
Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,029,614,934	$ —	$ —	$ 1,029,614,934
Short-Term Investment
Affiliated Investment Company	14,611,766	—	—	14,611,766
Total Investments in Securities	$ 1,044,226,700	$ —	$ —	$ 1,044,226,700

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Epoch U.S. Equity Yield Fund

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $790,852,920)	$1,029,614,934
Investment in affiliated investment companies, at value (identified cost $14,611,766)	14,611,766
Cash	159,663
Receivables:
Dividends	2,127,022
Fund shares sold	347,164
Securities lending	165
Other assets	127,735
Total assets	1,046,988,449
Liabilities
Payables:
Fund shares redeemed	674,834
Manager (See Note 3)	568,749
Transfer agent (See Note 3)	170,672
NYLIFE Distributors (See Note 3)	126,681
Shareholder communication	35,439
Professional fees	28,290
Custodian	7,971
Accrued expenses	672
Total liabilities	1,613,308
Net assets	$1,045,375,141
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 54,684
Additional paid-in-capital	790,102,976
790,157,660
Total distributable earnings (loss)	255,217,481
Net assets	$1,045,375,141
Class A
Net assets applicable to outstanding shares	$481,986,340
Shares of beneficial interest outstanding	25,320,290
Net asset value per share outstanding	$ 19.04
Maximum sales charge (5.50% of offering price)	1.11
Maximum offering price per share outstanding	$ 20.15
Investor Class
Net assets applicable to outstanding shares	$ 72,881,803
Shares of beneficial interest outstanding	3,847,569
Net asset value per share outstanding	$ 18.94
Maximum sales charge (5.00% of offering price)	1.00
Maximum offering price per share outstanding	$ 19.94
Class B
Net assets applicable to outstanding shares	$ 3,857,700
Shares of beneficial interest outstanding	210,350
Net asset value and offering price per share outstanding	$ 18.34
Class C
Net assets applicable to outstanding shares	$ 10,014,661
Shares of beneficial interest outstanding	546,079
Net asset value and offering price per share outstanding	$ 18.34
Class I
Net assets applicable to outstanding shares	$334,600,954
Shares of beneficial interest outstanding	17,379,597
Net asset value and offering price per share outstanding	$ 19.25
Class R1
Net assets applicable to outstanding shares	$ 785,483
Shares of beneficial interest outstanding	40,828
Net asset value and offering price per share outstanding	$ 19.24
Class R2
Net assets applicable to outstanding shares	$ 1,268,496
Shares of beneficial interest outstanding	66,650
Net asset value and offering price per share outstanding	$ 19.03
Class R3
Net assets applicable to outstanding shares	$ 2,705,776
Shares of beneficial interest outstanding	142,112
Net asset value and offering price per share outstanding	$ 19.04
Class R6
Net assets applicable to outstanding shares	$137,188,324
Shares of beneficial interest outstanding	7,125,887
Net asset value and offering price per share outstanding	$ 19.25

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited) (continued)
SIMPLE Class
Net assets applicable to outstanding shares	$85,604
Shares of beneficial interest outstanding	4,511
Net asset value and offering price per share outstanding(a)	$ 18.99

(a)	The difference between the calculated and stated NAV was caused by rounding.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch U.S. Equity Yield Fund

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $115,626)	$17,241,272
Dividends-affiliated	257,045
Securities lending, net	5,238
Total income	17,503,555
Expenses
Manager (See Note 3)	3,645,307
Distribution/Service—Class A (See Note 3)	606,960
Distribution/Service—Investor Class (See Note 3)	91,869
Distribution/Service—Class B (See Note 3)	21,817
Distribution/Service—Class C (See Note 3)	53,513
Distribution/Service—Class R2 (See Note 3)	1,643
Distribution/Service—Class R3 (See Note 3)	6,669
Distribution/Service—SIMPLE Class (See Note 3)	203
Transfer agent (See Note 3)	512,521
Registration	77,536
Professional fees	63,571
Trustees	12,753
Custodian	12,121
Shareholder communication	3,209
Shareholder service (See Note 3)	2,375
Miscellaneous	17,582
Total expenses before waiver/reimbursement	5,129,649
Expense waiver/reimbursement from Manager (See Note 3)	(153,463)
Reimbursement from prior custodian(a)	(2,118)
Net expenses	4,974,068
Net investment income (loss)	12,529,487
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	15,046,292
Net change in unrealized appreciation (depreciation) on unaffiliated investments	15,525,925
Net realized and unrealized gain (loss)	30,572,217
Net increase (decrease) in net assets resulting from operations	$43,101,704

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 12,529,487	$ 22,929,099
Net realized gain (loss)	15,046,292	31,113,371
Net change in unrealized appreciation (depreciation)	15,525,925	(83,353,644)
Net increase (decrease) in net assets resulting from operations	43,101,704	(29,311,174)
Distributions to shareholders:
Class A	(12,688,504)	(9,203,234)
Investor Class	(1,843,624)	(1,240,229)
Class B	(101,730)	(52,088)
Class C	(239,108)	(106,742)
Class I	(9,633,145)	(7,426,431)
Class R1	(20,426)	(14,511)
Class R2	(33,990)	(24,522)
Class R3	(63,140)	(44,187)
Class R6	(3,670,236)	(3,012,144)
SIMPLE Class	(1,952)	(929)
Total distributions to shareholders	(28,295,855)	(21,125,017)
Capital share transactions:
Net proceeds from sales of shares	38,099,836	139,051,648
Net asset value of shares issued to shareholders in reinvestment of distributions	27,949,748	20,858,991
Cost of shares redeemed	(99,377,142)	(169,519,523)
Increase (decrease) in net assets derived from capital share transactions	(33,327,558)	(9,608,884)
Net increase (decrease) in net assets	(18,521,709)	(60,045,075)
Net Assets
Beginning of period	1,063,896,850	1,123,941,925
End of period	$1,045,375,141	$1,063,896,850
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 18.78	$ 19.70	$ 14.96	$ 17.07	$ 15.70	$ 16.31
Net investment income (loss) (a)	0.21	0.39	0.32	0.36	0.36	0.33
Net realized and unrealized gain (loss)	0.55	(0.95)	4.78	(1.83)	1.84	(0.06)
Total from investment operations	0.76	(0.56)	5.10	(1.47)	2.20	0.27
Less distributions:
From net investment income	(0.21)	(0.36)	(0.36)	(0.34)	(0.37)	(0.32)
From net realized gain on investments	(0.29)	—	—	(0.30)	(0.46)	(0.56)
Total distributions	(0.50)	(0.36)	(0.36)	(0.64)	(0.83)	(0.88)
Net asset value at end of period	$ 19.04	$ 18.78	$ 19.70	$ 14.96	$ 17.07	$ 15.70
Total investment return (b)	4.01%	(2.85)%	34.30%	(8.77)%	14.49%	1.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.25%††	2.00%	1.76%	2.31%	2.21%	2.06%
Net expenses (c)	1.05%††	1.05%	1.07%	1.08%(d)	1.08%	1.07%
Expenses (before waiver/reimbursement) (c)	1.05%††	1.05%	1.07%	1.09%	1.08%	1.07%
Portfolio turnover rate	8%	25%	16%	29%	18%	17%
Net assets at end of period (in 000’s)	$ 481,986	$ 483,936	$ 508,888	$ 379,695	$ 450,979	$ 405,863

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 18.69	$ 19.61	$ 14.89	$ 16.99	$ 15.63	$ 16.24
Net investment income (loss) (a)	0.19	0.34	0.28	0.32	0.32	0.30
Net realized and unrealized gain (loss)	0.53	(0.95)	4.75	(1.82)	1.83	(0.06)
Total from investment operations	0.72	(0.61)	5.03	(1.50)	2.15	0.24
Less distributions:
From net investment income	(0.18)	(0.31)	(0.31)	(0.30)	(0.33)	(0.29)
From net realized gain on investments	(0.29)	—	—	(0.30)	(0.46)	(0.56)
Total distributions	(0.47)	(0.31)	(0.31)	(0.60)	(0.79)	(0.85)
Net asset value at end of period	$ 18.94	$ 18.69	$ 19.61	$ 14.89	$ 16.99	$ 15.63
Total investment return (b)	3.84%	(3.12)%	33.96%	(8.99)%	14.25%	1.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.98%††	1.75%	1.53%	2.07%	2.01%	1.90%
Net expenses (c)	1.32%††	1.30%	1.33%	1.33%(d)	1.30%	1.24%
Expenses (before waiver/reimbursement) (c)	1.39%††	1.30%	1.39%	1.38%	1.35%	1.29%
Portfolio turnover rate	8%	25%	16%	29%	18%	17%
Net assets at end of period (in 000's)	$ 72,882	$ 73,132	$ 86,155	$ 81,365	$ 100,602	$ 98,939

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 18.11	$ 19.00	$ 14.43	$ 16.48	$ 15.18	$ 15.79
Net investment income (loss) (a)	0.12	0.19	0.14	0.21	0.20	0.18
Net realized and unrealized gain (loss)	0.51	(0.92)	4.60	(1.78)	1.77	(0.06)
Total from investment operations	0.63	(0.73)	4.74	(1.57)	1.97	0.12
Less distributions:
From net investment income	(0.11)	(0.16)	(0.17)	(0.18)	(0.21)	(0.17)
From net realized gain on investments	(0.29)	—	—	(0.30)	(0.46)	(0.56)
Total distributions	(0.40)	(0.16)	(0.17)	(0.48)	(0.67)	(0.73)
Net asset value at end of period	$ 18.34	$ 18.11	$ 19.00	$ 14.43	$ 16.48	$ 15.18
Total investment return (b)	3.46%	(3.82)%	32.98%	(9.71)%	13.40%	0.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26%††	1.01%	0.80%	1.36%	1.29%	1.18%
Net expenses (c)	2.07%††	2.06%	2.08%	2.08%(d)	2.05%	1.99%
Expenses (before waiver/reimbursement) (c)	2.14%††	2.06%	2.14%	2.13%	2.10%	2.04%
Portfolio turnover rate	8%	25%	16%	29%	18%	17%
Net assets at end of period (in 000’s)	$ 3,858	$ 4,827	$ 7,840	$ 8,894	$ 14,579	$ 17,984

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 18.11	$ 19.00	$ 14.43	$ 16.47	$ 15.17	$ 15.79
Net investment income (loss) (a)	0.11	0.19	0.14	0.20	0.20	0.18
Net realized and unrealized gain (loss)	0.52	(0.92)	4.60	(1.76)	1.77	(0.07)
Total from investment operations	0.63	(0.73)	4.74	(1.56)	1.97	0.11
Less distributions:
From net investment income	(0.11)	(0.16)	(0.17)	(0.18)	(0.21)	(0.17)
From net realized gain on investments	(0.29)	—	—	(0.30)	(0.46)	(0.56)
Total distributions	(0.40)	(0.16)	(0.17)	(0.48)	(0.67)	(0.73)
Net asset value at end of period	$ 18.34	$ 18.11	$ 19.00	$ 14.43	$ 16.47	$ 15.17
Total investment return (b)	3.46%	(3.82)%	32.98%	(9.66)%	13.41%	0.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24%††	1.00%	0.81%	1.35%	1.30%	1.16%
Net expenses (c)	2.07%††	2.06%	2.08%	2.08%(d)	2.05%	1.99%
Expenses (before waiver/reimbursement) (c)	2.14%††	2.06%	2.14%	2.13%	2.10%	2.04%
Portfolio turnover rate	8%	25%	16%	29%	18%	17%
Net assets at end of period (in 000’s)	$ 10,015	$ 10,961	$ 14,435	$ 17,920	$ 30,663	$ 40,888

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 18.99	$ 19.91	$ 15.11	$ 17.24	$ 15.85	$ 16.46
Net investment income (loss) (a)	0.25	0.45	0.39	0.41	0.40	0.39
Net realized and unrealized gain (loss)	0.54	(0.95)	4.82	(1.85)	1.86	(0.08)
Total from investment operations	0.79	(0.50)	5.21	(1.44)	2.26	0.31
Less distributions:
From net investment income	(0.24)	(0.42)	(0.41)	(0.39)	(0.41)	(0.36)
From net realized gain on investments	(0.29)	—	—	(0.30)	(0.46)	(0.56)
Total distributions	(0.53)	(0.42)	(0.41)	(0.69)	(0.87)	(0.92)
Net asset value at end of period	$ 19.25	$ 18.99	$ 19.91	$ 15.11	$ 17.24	$ 15.85
Total investment return (b)	4.13%	(2.50)%	34.78%	(8.50)%	14.76%	1.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.57%††	2.32%	2.10%	2.63%	2.46%	2.37%
Net expenses (c)	0.73%††	0.73%	0.73%	0.76%(d)	0.83%	0.81%
Expenses (before waiver/reimbursement) (c)	0.80%††	0.80%	0.82%	0.84%	0.83%	0.81%
Portfolio turnover rate	8%	25%	16%	29%	18%	17%
Net assets at end of period (in 000’s)	$ 334,601	$ 351,106	$ 357,565	$ 269,100	$ 313,261	$ 276,587

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R1		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 18.98	$ 19.90	$ 15.11	$ 17.24	$ 15.84	$ 16.45
Net investment income (loss) (a)	0.23	0.42	0.35	0.41	0.38	0.37
Net realized and unrealized gain (loss)	0.54	(0.95)	4.82	(1.88)	1.87	(0.07)
Total from investment operations	0.77	(0.53)	5.17	(1.47)	2.25	0.30
Less distributions:
From net investment income	(0.22)	(0.39)	(0.38)	(0.36)	(0.39)	(0.35)
From net realized gain on investments	(0.29)	—	—	(0.30)	(0.46)	(0.56)
Total distributions	(0.51)	(0.39)	(0.38)	(0.66)	(0.85)	(0.91)
Net asset value at end of period	$ 19.24	$ 18.98	$ 19.90	$ 15.11	$ 17.24	$ 15.84
Total investment return (b)	4.05%	(2.66)%	34.50%	(8.66)%	14.73%	1.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.40%††	2.13%	1.91%	2.54%	2.32%	2.31%
Net expenses (c)	0.90%††	0.90%	0.92%	0.93%(d)	0.93%	0.92%
Expenses (before waiver/reimbursement) (c)	0.90%††	0.90%	0.92%	0.94%	0.93%	0.92%
Portfolio turnover rate	8%	25%	16%	29%	18%	17%
Net assets at end of period (in 000’s)	$ 785	$ 751	$ 719	$ 530	$ 1,009	$ 778

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R2		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 18.78	$ 19.69	$ 14.95	$ 17.06	$ 15.69	$ 16.30
Net investment income (loss) (a)	0.20	0.37	0.32	0.35	0.34	0.32
Net realized and unrealized gain (loss)	0.54	(0.95)	4.76	(1.84)	1.84	(0.06)
Total from investment operations	0.74	(0.58)	5.08	(1.49)	2.18	0.26
Less distributions:
From net investment income	(0.20)	(0.33)	(0.34)	(0.32)	(0.35)	(0.31)
From net realized gain on investments	(0.29)	—	—	(0.30)	(0.46)	(0.56)
Total distributions	(0.49)	(0.33)	(0.34)	(0.62)	(0.81)	(0.87)
Net asset value at end of period	$ 19.03	$ 18.78	$ 19.69	$ 14.95	$ 17.06	$ 15.69
Total investment return (b)	3.91%	(2.91)%	34.20%	(8.87)%	14.39%	1.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.16%††	1.90%	1.76%	2.23%	2.12%	2.02%
Net expenses (c)	1.15%††	1.15%	1.17%	1.18%(d)	1.18%	1.17%
Expenses (before waiver/reimbursement) (c)	1.15%††	1.15%	1.17%	1.19%	1.18%	1.17%
Portfolio turnover rate	8%	25%	16%	29%	18%	17%
Net assets at end of period (in 000’s)	$ 1,268	$ 1,315	$ 1,609	$ 2,135	$ 2,812	$ 2,665

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R3		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 18.79	$ 19.70	$ 14.96	$ 17.06	$ 15.69	$ 16.30
Net investment income (loss) (a)	0.18	0.32	0.26	0.31	0.30	0.28
Net realized and unrealized gain (loss)	0.53	(0.95)	4.77	(1.83)	1.84	(0.07)
Total from investment operations	0.71	(0.63)	5.03	(1.52)	2.14	0.21
Less distributions:
From net investment income	(0.17)	(0.28)	(0.29)	(0.28)	(0.31)	(0.26)
From net realized gain on investments	(0.29)	—	—	(0.30)	(0.46)	(0.56)
Total distributions	(0.46)	(0.28)	(0.29)	(0.58)	(0.77)	(0.82)
Net asset value at end of period	$ 19.04	$ 18.79	$ 19.70	$ 14.96	$ 17.06	$ 15.69
Total investment return (b)	3.78%	(3.17)%	33.83%	(9.06)%	14.11%	1.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.90%††	1.66%	1.45%	1.96%	1.86%	1.75%
Net expenses (c)	1.40%††	1.40%	1.42%	1.43%(d)	1.43%	1.42%
Expenses (before waiver/reimbursement) (c)	1.40%††	1.40%	1.42%	1.44%	1.43%	1.42%
Portfolio turnover rate	8%	25%	16%	29%	18%	17%
Net assets at end of period (in 000’s)	$ 2,706	$ 2,602	$ 3,252	$ 3,184	$ 4,339	$ 3,817

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R6		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 18.99	$ 19.92	$ 15.12	$ 17.25	$ 15.85	$ 16.46
Net investment income (loss) (a)	0.25	0.46	0.39	0.42	0.42	0.37
Net realized and unrealized gain (loss)	0.54	(0.97)	4.83	(1.86)	1.86	(0.04)
Total from investment operations	0.79	(0.51)	5.22	(1.44)	2.28	0.33
Less distributions:
From net investment income	(0.24)	(0.42)	(0.42)	(0.39)	(0.42)	(0.38)
From net realized gain on investments	(0.29)	—	—	(0.30)	(0.46)	(0.56)
Total distributions	(0.53)	(0.42)	(0.42)	(0.69)	(0.88)	(0.94)
Net asset value at end of period	$ 19.25	$ 18.99	$ 19.92	$ 15.12	$ 17.25	$ 15.85
Total investment return (b)	4.13%	(2.54)%	34.78%	(8.46)%	14.94%	1.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.58%††	2.32%	2.11%	2.68%	2.60%	2.31%
Net expenses (c)	0.73%††	0.73%	0.73%	0.73%(d)	0.73%	0.73%
Expenses (before waiver/reimbursement) (c)	0.73%††	0.73%	0.73%	0.74%	0.73%	0.73%
Portfolio turnover rate	8%	25%	16%	29%	18%	17%
Net assets at end of period (in 000’s)	$ 137,188	$ 135,192	$ 143,436	$ 107,887	$ 165,999	$ 190,456

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class		2022	2021	2020
Net asset value at beginning of period	$ 18.74	$ 19.65	$ 14.89	$ 15.57**
Net investment income (loss) (a)	0.17	0.28	0.22	0.03
Net realized and unrealized gain (loss)	0.54	(0.93)	4.76	(0.68)
Total from investment operations	0.71	(0.65)	4.98	(0.65)
Less distributions:
From net investment income	(0.17)	(0.26)	(0.22)	(0.03)
From net realized gain on investments	(0.29)	—	—	—
Total distributions	(0.46)	(0.26)	(0.22)	(0.03)
Net asset value at end of period	$ 18.99	$ 18.74	$ 19.65	$ 14.89
Total investment return (b)	3.84%	(3.34)%	33.61%	(4.16)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.81%††	1.48%	1.20%	0.98%††
Net expenses (c)	1.48%††	1.55%	1.58%	1.57%††(d)
Expenses (before waiver/reimbursement) (c)	1.48%††	1.55%	1.65%	1.63%††
Portfolio turnover rate	8%	25%	16%	29%
Net assets at end of period (in 000’s)	$ 86	$ 77	$ 43	$ 24

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Epoch U.S. Equity Yield Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Equity Yield Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 3, 2009
Investor Class	November 16, 2009
Class B	May 8, 2017
Class C	November 16, 2009
Class I	December 3, 2008
Class R1	May 8, 2017
Class R2	May 8, 2017
Class R3	May 8, 2017
Class R6	May 8, 2017
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either
Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares under distribution plans pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under a distribution plan for Class R1, Class R2 and Class R3 shares.
The Fund's investment objective is to seek current income and capital appreciation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as

27

Notes to Financial Statements (Unaudited) (continued)
appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that

28	MainStay Epoch U.S. Equity Yield Fund

has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
29

Notes to Financial Statements (Unaudited) (continued)
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2023, the Fund did not have any portfolio securities on loan.
(H) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% in excess of $2 billion. During the six-month period ended April 30, 2023, the effective management fee rate was 0.69% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I do not exceed 0.73%. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $3,645,307 and waived fees and/or reimbursed certain class specific expenses in the amount of $153,463 and paid the Subadvisor in the amount of $1,761,382.

30	MainStay Epoch U.S. Equity Yield Fund

JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2023, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 385
Class R2	657
Class R3	1,333
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $20,432 and $3,067, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2023, of $3,371, $35 and $489, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$187,846	$ —
Investor Class	154,301	(25,683)
Class B	9,175	(1,539)
Class C	22,475	(3,745)
Class I	134,098	—
Class R1	298	—
Class R2	508	—
Class R3	1,030	—
Class R6	2,684	—
SIMPLE Class	106	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's
31

Notes to Financial Statements (Unaudited) (continued)
prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$32,134	37.5%
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$797,616,592	$283,342,056	$(36,731,948)	$246,610,108
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$21,125,017
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $79,645 and $127,523, respectively.

32	MainStay Epoch U.S. Equity Yield Fund

Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	637,605	$ 12,210,075
Shares issued to shareholders in reinvestment of distributions	643,751	12,444,651
Shares redeemed	(1,830,263)	(35,135,479)
Net increase (decrease) in shares outstanding before conversion	(548,907)	(10,480,753)
Shares converted into Class A (See Note 1)	108,309	2,034,029
Shares converted from Class A (See Note 1)	(3,589)	(67,298)
Net increase (decrease)	(444,187)	$ (8,514,022)
Year ended October 31, 2022:
Shares sold	2,023,734	$ 39,515,886
Shares issued to shareholders in reinvestment of distributions	480,909	9,018,052
Shares redeemed	(3,068,447)	(59,210,657)
Net increase (decrease) in shares outstanding before conversion	(563,804)	(10,676,719)
Shares converted into Class A (See Note 1)	497,544	9,884,122
Shares converted from Class A (See Note 1)	(1,519)	(30,097)
Net increase (decrease)	(67,779)	$ (822,694)

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	37,439	$ 713,080
Shares issued to shareholders in reinvestment of distributions	95,326	1,835,652
Shares redeemed	(146,847)	(2,790,772)
Net increase (decrease) in shares outstanding before conversion	(14,082)	(242,040)
Shares converted into Investor Class (See Note 1)	21,882	424,574
Shares converted from Investor Class (See Note 1)	(72,277)	(1,347,782)
Net increase (decrease)	(64,477)	$ (1,165,248)
Year ended October 31, 2022:
Shares sold	133,288	$ 2,595,443
Shares issued to shareholders in reinvestment of distributions	66,093	1,233,644
Shares redeemed	(319,282)	(6,151,698)
Net increase (decrease) in shares outstanding before conversion	(119,901)	(2,322,611)
Shares converted into Investor Class (See Note 1)	52,662	1,021,358
Shares converted from Investor Class (See Note 1)	(414,979)	(8,255,610)
Net increase (decrease)	(482,218)	$ (9,556,863)

Class B	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	288	$ 5,225
Shares issued to shareholders in reinvestment of distributions	5,399	101,048
Shares redeemed	(15,763)	(289,130)
Net increase (decrease) in shares outstanding before conversion	(10,076)	(182,857)
Shares converted from Class B (See Note 1)	(46,064)	(846,817)
Net increase (decrease)	(56,140)	$ (1,029,674)
Year ended October 31, 2022:
Shares sold	4,380	$ 83,831
Shares issued to shareholders in reinvestment of distributions	2,863	51,913
Shares redeemed	(45,406)	(854,600)
Net increase (decrease) in shares outstanding before conversion	(38,163)	(718,856)
Shares converted from Class B (See Note 1)	(107,981)	(2,013,472)
Net increase (decrease)	(146,144)	$ (2,732,328)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	31,158	$ 576,721
Shares issued to shareholders in reinvestment of distributions	12,743	238,394
Shares redeemed	(90,567)	(1,657,961)
Net increase (decrease) in shares outstanding before conversion	(46,666)	(842,846)
Shares converted from Class C (See Note 1)	(12,440)	(228,969)
Net increase (decrease)	(59,106)	$ (1,071,815)
Year ended October 31, 2022:
Shares sold	87,124	$ 1,633,926
Shares issued to shareholders in reinvestment of distributions	5,893	106,407
Shares redeemed	(215,025)	(4,031,784)
Net increase (decrease) in shares outstanding before conversion	(122,008)	(2,291,451)
Shares converted from Class C (See Note 1)	(32,685)	(611,280)
Net increase (decrease)	(154,693)	$ (2,902,731)

33

Notes to Financial Statements (Unaudited) (continued)
Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	912,356	$ 17,639,129
Shares issued to shareholders in reinvestment of distributions	488,556	9,542,926
Shares redeemed	(2,513,097)	(48,890,698)
Net increase (decrease) in shares outstanding before conversion	(1,112,185)	(21,708,643)
Shares converted into Class I (See Note 1)	2,930	54,910
Net increase (decrease)	(1,109,255)	$(21,653,733)
Year ended October 31, 2022:
Shares sold	4,180,482	$ 81,194,638
Shares issued to shareholders in reinvestment of distributions	388,567	7,353,728
Shares redeemed	(4,038,116)	(79,778,322)
Net increase (decrease) in shares outstanding before conversion	530,933	8,770,044
Shares converted into Class I (See Note 1)	1,502	30,097
Net increase (decrease)	532,435	$ 8,800,141

Class R1	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,024	$ 19,661
Shares issued to shareholders in reinvestment of distributions	1,046	20,425
Shares redeemed	(795)	(15,252)
Net increase (decrease)	1,275	$ 24,834
Year ended October 31, 2022:
Shares sold	9,871	$ 187,910
Shares issued to shareholders in reinvestment of distributions	767	14,511
Shares redeemed	(7,206)	(145,990)
Net increase (decrease)	3,432	$ 56,431

Class R2	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	3,375	$ 64,612
Shares issued to shareholders in reinvestment of distributions	1,693	32,734
Shares redeemed	(8,420)	(161,460)
Net increase (decrease)	(3,352)	$ (64,114)
Year ended October 31, 2022:
Shares sold	17,561	$ 341,153
Shares issued to shareholders in reinvestment of distributions	1,261	23,678
Shares redeemed	(30,527)	(590,639)
Net increase (decrease)	(11,705)	$ (225,808)

Class R3	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	11,531	$ 219,711
Shares issued to shareholders in reinvestment of distributions	3,190	61,730
Shares redeemed	(11,080)	(212,096)
Net increase (decrease)	3,641	$ 69,345
Year ended October 31, 2022:
Shares sold	31,718	$ 610,972
Shares issued to shareholders in reinvestment of distributions	2,333	43,986
Shares redeemed	(60,678)	(1,204,977)
Net increase (decrease)	(26,627)	$ (550,019)

Class R6	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	344,956	$ 6,643,310
Shares issued to shareholders in reinvestment of distributions	187,995	3,670,236
Shares redeemed	(524,616)	(10,221,694)
Net increase (decrease) in shares outstanding before conversion	8,335	91,852
Shares converted from Class R6 (See Note 1)	(1,162)	(22,647)
Net increase (decrease)	7,173	$ 69,205
Year ended October 31, 2022:
Shares sold	650,236	$ 12,850,146
Shares issued to shareholders in reinvestment of distributions	158,717	3,012,143
Shares redeemed	(891,227)	(17,550,643)
Net increase (decrease) in shares outstanding before conversion	(82,274)	(1,688,354)
Shares converted from Class R6 (See Note 1)	(1,267)	(25,118)
Net increase (decrease)	(83,541)	$ (1,713,472)

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	439	$ 8,312
Shares issued to shareholders in reinvestment of distributions	101	1,952
Shares redeemed	(134)	(2,600)
Net increase (decrease)	406	$ 7,664
Year ended October 31, 2022:
Shares sold	1,887	$ 37,743
Shares issued to shareholders in reinvestment of distributions	50	929
Shares redeemed	(10)	(213)
Net increase (decrease)	1,927	$ 38,459
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be

34	MainStay Epoch U.S. Equity Yield Fund

driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Epoch U.S. Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, Epoch personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s

36	MainStay Epoch U.S. Equity Yield Fund

decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Epoch, evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Epoch provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Epoch’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and Epoch’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at Epoch. The Board considered New York Life Investments’ and Epoch’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Epoch and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered Epoch’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Epoch regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund as well as the MainStay Group of Funds. With respect to the profitability of Epoch’s relationship with the Fund, the Board considered information from New York Life Investments that Epoch’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Epoch’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Epoch’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Epoch and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and Epoch that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from

38	MainStay Epoch U.S. Equity Yield Fund

New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to Epoch and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the
39

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
40	MainStay Epoch U.S. Equity Yield Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
41

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
42	MainStay Epoch U.S. Equity Yield Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022292MS043-23	MSEUE10-06/23
(NYLIM) NL239

MainStay Floating Rate Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 3.00% Initial Sales Charge	With sales charges	5/3/2004	2.76%	0.42%	2.19%	2.61%	1.00%
		Excluding sales charges		5.94	3.52	2.82	2.92	1.00
Investor Class Shares[3]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	3.25	0.86	2.15	2.59	1.08
		Excluding sales charges		5.90	3.45	2.78	2.90	1.08
Class B Shares[4]	Maximum 3.00% CDSC	With sales charges	5/3/2004	2.62	-0.25	2.01	2.13	1.83
	if Redeemed Within the First Four Years of Purchase	Excluding sales charges		5.62	2.67	2.01	2.13	1.83
Class C Shares	Maximum 1.00% CDSC	With sales charges	5/3/2004	4.62	1.70	2.03	2.13	1.83
	if Redeemed Within One Year of Purchase	Excluding sales charges		5.62	2.68	2.03	2.13	1.83
Class I Shares	No Sales Charge		5/3/2004	6.07	3.78	3.07	3.18	0.75
Class R3 Shares	No Sales Charge		2/29/2016	5.88	3.28	2.48	3.60	1.35
Class R6 Shares	No Sales Charge		2/28/2019	6.25	3.91	N/A	3.32	0.64
SIMPLE Class Shares	No Sales Charge		8/31/2020	5.79	3.22	N/A	3.27	1.33

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Morningstar LSTA US Leveraged Loan Index[2]	6.00%	3.39%	3.76%	3.81%
Morningstar Bank Loan Category Average[3]	5.50	1.96	2.42	2.75

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Morningstar LSTA US Leveraged Loan Index is the Fund's primary broad-based securities market index for comparison purposes. The Morningstar LSTA US Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market.
3.	The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,059.40	$5.11	$1,019.84	$5.01	1.00%
Investor Class Shares	$1,000.00	$1,059.00	$5.56	$1,019.39	$5.46	1.09%
Class B Shares	$1,000.00	$1,056.20	$9.38	$1,015.67	$9.20	1.84%
Class C Shares	$1,000.00	$1,056.20	$9.38	$1,015.67	$9.20	1.84%
Class I Shares	$1,000.00	$1,060.70	$3.83	$1,021.08	$3.76	0.75%
Class R3 Shares	$1,000.00	$1,058.80	$6.89	$1,018.10	$6.76	1.35%
Class R6 Shares	$1,000.00	$1,062.50	$3.22	$1,021.67	$3.16	0.63%
SIMPLE Class Shares	$1,000.00	$1,057.90	$6.48	$1,018.50	$6.36	1.27%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2023 (Unaudited)
Finance	7.0%
Electronics	6.8
Healthcare, Education & Childcare	5.3
Chemicals, Plastics & Rubber	5.3
Services: Business	5.0
Other Asset-Backed Securities	4.1
Telecommunications	3.7
Insurance	3.7
Hotels, Motels, Inns & Gaming	3.4
Software	3.3
Containers, Packaging & Glass	2.7
Aerospace & Defense	2.7
Oil & Gas	2.6
Manufacturing	2.5
Diversified/Conglomerate Service	2.4
Diversified/Conglomerate Manufacturing	2.2
Buildings & Real Estate	2.2
Broadcasting & Entertainment	2.1
Automobile	2.0
Healthcare	2.0
Beverage, Food & Tobacco	1.9
Utilities	1.8
High Tech Industries	1.8
Personal & Nondurable Consumer Products	1.7
Media	1.5
Healthcare & Pharmaceuticals	1.5
Personal, Food & Miscellaneous Services	1.4
Retail Store	1.4
Leisure, Amusement, Motion Pictures & Entertainment	1.2
Banking	1.1
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	1.0
Entertainment	1.0
Commercial Services	0.8
Printing & Publishing	0.7
Mining, Steel, Iron & Non-Precious Metals	0.6
Personal & Nondurable Consumer Products (Manufacturing Only)	0.6
Retail	0.6
Affiliated Investment Company	0.4
Water	0.4
Pharmaceuticals	0.4%
Chemicals	0.4
Hotel, Gaming & Leisure	0.4
Packaging	0.3
Ecological	0.3
Services: Consumer	0.3
Packaging & Containers	0.3
Environmental Control	0.3
Cargo Transport	0.2
Consumer Durables	0.2
Animal Food	0.2
Energy (Electricity)	0.2
Capital Equipment	0.2
Auto Manufacturers	0.2
Electric	0.1
Lodging	0.1
Building Materials	0.1
Real Estate	0.1
Internet	0.1
Home and Office Furnishings, Housewares & Durable Consumer Products	0.0‡
Healthcare-Services	0.0‡
Iron & Steel	0.0‡
Machinery-Diversified	0.0‡
Distribution & Wholesale	0.0‡
Food	0.0‡
Real Estate Investment Trusts	0.0‡
Oil & Gas Services	0.0‡
Airlines	0.0‡
Healthcare-Products	0.0‡
Machinery	0.0‡
Health Care Equipment & Supplies	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Automobile Components	0.0‡
Capital Markets	0.0‡
Short-Term Investments	1.6
Other Assets, Less Liabilities	1.6
100.0%
‡	Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

8	MainStay Floating Rate Fund

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	Clarios Global LP, 0.00%-8.275%, due 4/30/26–4/20/30
2.	MKS Instruments, Inc., 7.814%, due 8/17/29
3.	Palmer Square CLO Ltd., 6.91%-12.878%, due 7/20/34–10/15/34
4.	GFL Environmental, Inc., 4.25%-8.145%, due 6/1/25–6/15/29
5.	Gen Digital, Inc., 6.75%-7.082%, due 9/30/27–9/12/29
6.	Prime Security Services Borrower LLC, 6.25%-7.608%, due 9/23/26–1/15/28
7.	Great Outdoors Group LLC, 8.775%, due 3/6/28
8.	Carlyle U.S. CLO Ltd., 6.85%-12.448%, due 7/20/34–4/20/35
9.	MH Sub I LLC, 8.775%, due 9/13/24
10.	AmWINS Group, Inc., 7.275%, due 2/19/28

9

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Fund’s Subadvisor.
 How did MainStay Floating Rate Fund perform relative to its benchmark and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay Floating Rate Fund returned 6.07%, outperforming the 6.00% return of the Fund’s benchmark, the Morningstar LSTA US Leveraged Loan Index (the “Index”). Over the same period, Class I shares also outperformed the 5.50% return of the Morningstar Bank Loan Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the wider market in risk assets was subject to heightened volatility due to concerns over rising interest rates, inflation and the potential recessionary impact in the U.S. Geopolitical risks in central Europe and the U.S. bank crisis also played a factor. The market for floating-rate loans was insulated from—but not immune to—these broader performance trends. Despite the challenges, floating rate reported positive returns for the reporting period.
The Fund has historically been focused on maintaining a larger position in higher-credit-quality loans rated BB, and less exposure to lower-credit-quality loans rated CCC and below.2 In addition, the Fund started to realize some outflows during the latter part of the reporting period, which led to a partial decrease in cash balances. The Fund outperformed the Index as higher credit quality loans outperformed lower credit quality loans.
What was the Fund’s duration3 strategy during the reporting period?
Floating-rate loans are, by their nature, a low-duration asset. Loans earn a stated spread4 over a floating reference rate, which is tied to LIBOR5 or SOFR.6 Issuers can generally borrow under a 30-to-90-day range. The weighted average time to LIBOR/SOFR reset on the Fund’s portfolio averaged less than 40 days during the reporting period.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
The strongest contributions to the Fund’s relative performance were off-Index positions and overweight positions in pharmaceuticals and chemicals. (Contributions take weightings and total returns into account.) The largest detractors were underweight positions in diversified consumer services, diversified telecommunication services, and road & rail.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period included loans issued by Koppers Holdings, Power Solutions International and Creative Artists Agency, reflecting our favorable view towards the relative value, business prospects and management teams of these issuers. The largest sales during the same period were bonds issued by American Airlines, Bass Pro Shops, and Norton LifeLock. The partial sales of these three credits were primarily made to rebalance the Fund’s holdings for relative value and liquidity reasons.
How did the Fund’s sector weightings change during the reporting period?
Effective July 1, 2022, Morningstar LCD (formerly S&P Global Leveraged Commentary & Data) revised the industry classifications of the Index. As a result, we incorporated the Barclays subsectors for comparison purposes.
During the reporting period, we increased the Fund’s holdings in assets that fall outside standard industry classifications, as well as increasing the Fund’s exposure to capital goods, energy and basic industry. Conversely, we reduced the Fund’s exposure to loan

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	The London InterBank Offered Rate (LIBOR) is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.
6.	The Secured Overnight Financing Rate (SOFR) is a secured, interbank overnight interest rate established as an alternative to LIBOR.
10	MainStay Floating Rate Fund

ETFs, communications and industrial other. Please note that in the period from October 31, 2021, to April 30, 2022, the Fund had significant inflows resulting in higher cash balances.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, we remain cautiously optimistic about the performance of the floating-rate market. The Fund holds its most overweight positions relative to the Index in health care equipment & supplies, chemicals, and pharmaceuticals. The Fund holds its most significantly underweight positions in diversified software, capital markets, and diversified telecommunication services. We continue to look for opportunities to add exposure in these underweight sectors, subject to our underwriting criteria.
From a ratings perspective, the Fund holds overweight positions in credit rated BB and B,7 while maintaining underweight exposure to credit rated CCC and below and NR,8 reflecting our view favoring higher-rated credit in the loan market. As of the end of the reporting period, average cash balances have decreased as market conditions have turned more volatile, resulting in outflows.
7.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
8.	NR indicates that S&P has not assigned an obligation with a rating, or a rating is no longer assigned.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments April 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 96.4%
Asset-Backed Securities 4.1%
Other Asset-Backed Securities 4.1%
AGL CLO 20 Ltd. (a)(b)
Series 2022-20A, Class B
7.998% (3 Month SOFR + 2.95%), due 7/20/35	$ 2,500,000	$ 2,513,275
Series 2022-20A, Class E
13.408% (3 Month SOFR + 8.36%), due 7/20/35	2,500,000	2,471,680
AIMCO CLO 16 Ltd. (a)(b)
Series 2021-16A, Class B
6.91% (3 Month LIBOR + 1.65%), due 1/17/35	2,500,000	2,444,680
Series 2021-16A, Class E
11.46% (3 Month LIBOR + 6.20%), due 1/17/35	2,500,000	2,350,340
Ballyrock CLO 21 Ltd. (a)(b)
Series 2022-21A, Class A2A
7.848% (3 Month SOFR + 2.80%), due 10/20/35	2,700,000	2,705,260
Series 2022-21A, Class C
10.368% (3 Month SOFR + 5.32%), due 10/20/35	2,500,000	2,439,960
Carlyle U.S. CLO Ltd. (a)(b)
Series 2021-5A, Class B
6.85% (3 Month LIBOR + 1.60%), due 7/20/34	2,500,000	2,437,247
Series 2022-2A, Class A2
7.048% (3 Month SOFR + 2.00%), due 4/20/35	2,500,000	2,442,137
Series 2021-5A, Class E
11.50% (3 Month LIBOR + 6.25%), due 7/20/34	2,500,000	2,308,453
Series 2022-2A, Class D
12.448% (3 Month SOFR + 7.40%), due 4/20/35	2,500,000	2,278,065
Danby Park CLO Ltd. (a)(b)
Series 2022-1A, Class B
8.006% (3 Month SOFR + 2.95%), due 10/21/35	1,000,000	1,009,755
Series 2022-1A, Class D
10.385% (3 Month SOFR + 5.33%), due 10/21/35	1,000,000	1,002,443
Elmwood CLO 16 Ltd. (a)(b)
Series 2022-3A, Class B
6.998% (3 Month SOFR + 1.95%), due 4/20/34	2,500,000	2,465,567
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Elmwood CLO 16 Ltd. (a)(b) (continued)
Series 2022-3A, Class E
12.268% (3 Month SOFR + 7.22%), due 4/20/34	$ 2,500,000	$ 2,387,727
Elmwood CLO XII Ltd. (a)(b)
Series 2021-5A, Class B
6.95% (3 Month LIBOR + 1.70%), due 1/20/35	2,500,000	2,450,725
Series 2021-5A, Class E
11.60% (3 Month LIBOR + 6.35%), due 1/20/35	2,500,000	2,378,148
Magnetite XXXI Ltd. (a)(b)
Series 2021-31A, Class B
6.91% (3 Month LIBOR + 1.65%), due 7/15/34	2,500,000	2,446,655
Series 2021-31A, Class E
11.26% (3 Month LIBOR + 6.00%), due 7/15/34	2,500,000	2,361,723
Neuberger Berman Loan Advisers CLO 43 Ltd. (a)(b)
Series 2021-43A, Class C
7.21% (3 Month LIBOR + 1.95%), due 7/17/35	2,500,000	2,366,775
Series 2021-43A, Class E
11.26% (3 Month LIBOR + 6.00%), due 7/17/35	2,500,000	2,306,123
Neuberger Berman Loan Advisers CLO 51 Ltd. (a)(b)
Series 2022-51A, Class B
8.121% (3 Month SOFR + 3.05%), due 10/23/35	1,250,000	1,260,099
Series 2022-51A, Class D
10.771% (3 Month SOFR + 5.70%), due 10/23/35	1,250,000	1,246,125
Octagon Investment Partners 51 Ltd. (a)(b)
Series 2021-1A, Class B
6.95% (3 Month LIBOR + 1.70%), due 7/20/34	2,500,000	2,444,770
Series 2021-1A, Class E
12.00% (3 Month LIBOR + 6.75%), due 7/20/34	2,500,000	2,273,110
Palmer Square CLO Ltd. (a)(b)
Series 2021-4A, Class B
6.91% (3 Month LIBOR + 1.65%), due 10/15/34	2,500,000	2,436,577
Series 2022-2A, Class B
7.248% (3 Month SOFR + 2.20%), due 7/20/34	2,500,000	2,469,252

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Floating Rate Fund

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Palmer Square CLO Ltd. (a)(b) (continued)
Series 2021-4A, Class D
8.21% (3 Month LIBOR + 2.95%), due 10/15/34	$ 1,500,000	$ 1,406,250
Series 2021-4A, Class E
11.31% (3 Month LIBOR + 6.05%), due 10/15/34	2,500,000	2,326,478
Series 2022-2A, Class E
12.878% (3 Month SOFR + 7.83%), due 7/20/34	2,500,000	2,326,055
Rockland Park CLO Ltd. (a)(b)
Series 2021-1A, Class B
6.90% (3 Month LIBOR + 1.65%), due 4/20/34	2,500,000	2,443,557
Series 2021-1A, Class E
11.50% (3 Month LIBOR + 6.25%), due 4/20/34	2,500,000	2,271,673
Sixth Street CLO XXI Ltd. (a)(b)
Series 2022-21A, Class B
7.986% (3 Month SOFR + 3.00%), due 10/15/35	2,500,000	2,518,810
Series 2022-21A, Class D
10.086% (3 Month SOFR + 5.10%), due 10/15/35	1,429,000	1,408,325
Total Asset-Backed Securities (Cost $74,870,804)		72,397,819
Corporate Bonds 2.5%
Aerospace & Defense 0.1%
Spirit AeroSystems, Inc. (a)
7.50%, due 4/15/25	2,100,000	2,086,344
9.375%, due 11/30/29	250,000	268,728
		2,355,072
Airlines 0.0% ‡
United Airlines, Inc.
4.375%, due 4/15/26 (a)	800,000	764,015
Auto Manufacturers 0.2%
Ford Motor Co.
6.10%, due 8/19/32	1,900,000	1,811,994
Ford Motor Credit Co. LLC
7.35%, due 11/4/27	2,000,000	2,056,604
		3,868,598
	Principal Amount	Value

Building Materials 0.1%
JELD-WEN, Inc. (a)
4.625%, due 12/15/25	$ 590,000	$ 569,350
4.875%, due 12/15/27	780,000	682,500
		1,251,850
Chemicals 0.1%
ASP Unifrax Holdings, Inc.
5.25%, due 9/30/28 (a)	730,000	601,535
SCIL IV LLC
5.375%, due 11/1/26 (a)	660,000	607,627
WR Grace Holdings LLC
5.625%, due 8/15/29 (a)	700,000	603,811
		1,812,973
Commercial Services 0.2%
PECF USS Intermediate Holding III Corp.
8.00%, due 11/15/29 (a)	420,000	274,121
Prime Security Services Borrower LLC
6.25%, due 1/15/28 (a)	1,000,000	936,536
Sotheby's
5.875%, due 6/1/29 (a)	2,100,000	1,728,720
		2,939,377
Distribution & Wholesale 0.0% ‡
KAR Auction Services, Inc.
5.125%, due 6/1/25 (a)	400,000	396,590
Electric 0.1%
Vistra Operations Co. LLC
5.00%, due 7/31/27 (a)	1,500,000	1,425,467
Entertainment 0.2%
Caesars Entertainment, Inc.
7.00%, due 2/15/30 (a)	1,420,000	1,432,673
Caesars Resort Collection LLC
5.75%, due 7/1/25 (a)	500,000	504,118
Scientific Games International, Inc.
7.00%, due 5/15/28 (a)	1,350,000	1,346,706
		3,283,497
Environmental Control 0.3%
GFL Environmental, Inc. (a)
4.25%, due 6/1/25	1,200,000	1,167,228
4.75%, due 6/15/29	4,000,000	3,722,840
		4,890,068
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Food 0.0% ‡
Post Holdings, Inc.
5.50%, due 12/15/29 (a)	$ 240,000	$ 228,274
Healthcare-Products 0.0% ‡
Medline Borrower LP
5.25%, due 10/1/29 (a)	470,000	406,533
Healthcare-Services 0.0% ‡
Acadia Healthcare Co., Inc.
5.00%, due 4/15/29 (a)	240,000	227,129
Team Health Holdings, Inc.
6.375%, due 2/1/25 (a)	1,000,000	515,557
		742,686
Insurance 0.1%
GTCR AP Finance, Inc.
8.00%, due 5/15/27 (a)	900,000	879,768
Internet 0.1%
Gen Digital, Inc.
6.75%, due 9/30/27 (a)	1,320,000	1,330,190
Iron & Steel 0.0% ‡
Carpenter Technology Corp.
6.375%, due 7/15/28	630,000	624,487
Lodging 0.1%
Hilton Domestic Operating Co., Inc.
5.375%, due 5/1/25 (a)	1,000,000	996,932
Machinery-Diversified 0.0% ‡
GrafTech Finance, Inc.
4.625%, due 12/15/28 (a)	430,000	361,419
Media 0.1%
Radiate Holdco LLC
4.50%, due 9/15/26 (a)	730,000	568,128
Univision Communications, Inc.
6.625%, due 6/1/27 (a)	1,400,000	1,348,014
		1,916,142
Oil & Gas Services 0.0% ‡
USA Compression Partners LP
6.875%, due 4/1/26	640,000	633,087
	Principal Amount	Value

Packaging & Containers 0.3%
Ardagh Metal Packaging Finance USA LLC
4.00%, due 9/1/29 (a)	$ 600,000	$ 488,739
Ardagh Packaging Finance plc
5.25%, due 4/30/25 (a)	1,000,000	983,506
Clydesdale Acquisition Holdings, Inc.
8.75%, due 4/15/30 (a)	900,000	828,282
Mauser Packaging Solutions Holding Co.
7.875%, due 8/15/26 (a)	1,500,000	1,521,488
Trident TPI Holdings, Inc.
12.75%, due 12/31/28 (a)	1,180,000	1,208,379
		5,030,394
Pharmaceuticals 0.1%
Bausch Health Cos., Inc.
5.50%, due 11/1/25 (a)	700,000	610,117
Organon & Co.
5.125%, due 4/30/31 (a)	1,400,000	1,247,461
		1,857,578
Real Estate 0.1%
Realogy Group LLC
5.75%, due 1/15/29 (a)	1,670,000	1,239,975
Real Estate Investment Trusts 0.0% ‡
RHP Hotel Properties LP
4.75%, due 10/15/27	300,000	282,000
Retail 0.1%
IRB Holding Corp.
7.00%, due 6/15/25 (a)	580,000	587,117
LBM Acquisition LLC
6.25%, due 1/15/29 (a)	2,000,000	1,592,760
		2,179,877
Software 0.1%
Clarivate Science Holdings Corp. (a)
3.875%, due 7/1/28	700,000	629,860
4.875%, due 7/1/29	700,000	630,414
		1,260,274
Telecommunications 0.1%
Level 3 Financing, Inc.
10.50%, due 5/15/30 (a)	731,000	699,789

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Floating Rate Fund

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Telesat Canada
4.875%, due 6/1/27 (a)	$ 900,000	$ 481,677
		1,181,466
Total Corporate Bonds (Cost $48,188,212)		44,138,589
Loan Assignments 89.8%
Aerospace & Defense 2.6%
Amentum Government Services Holdings LLC (b)
First Lien Tranche 3 Term Loan 8.764% - 9.033%
(3 Month SOFR + 4.00%), due 2/15/29	4,052,708	3,890,600
First Lien Tranche Term Loan 1
9.025% (1 Month LIBOR + 4.00%), due 1/29/27	3,011,845	2,913,960
Arcline FM Holdings LLC
First Lien Initial Term Loan
9.909% (3 Month LIBOR + 4.75%), due 6/23/28 (b)	3,134,214	3,008,846
Asplundh Tree Expert LLC
Amendment No. 1 Term Loan
6.775% (1 Month LIBOR + 1.75%), due 9/7/27 (b)	3,787,472	3,770,311
Cobham Ultra SeniorCo. SARL
USD Facility Term Loan B
8.56% (6 Month LIBOR + 3.50%), due 8/3/29 (b)	3,378,034	3,283,729
Dynasty Acquisition Co., Inc. (b)
2020 Term Loan B1
8.582% (1 Month SOFR + 3.50%), due 4/6/26	1,780,524	1,746,211
2020 Term Loan B2
8.582% (1 Month SOFR + 3.50%), due 4/6/26	957,271	938,823
Russell Investments U.S. Institutional Holdco, Inc.
2025 Term Loan
8.582% (1 Month SOFR + 3.50%), due 5/30/25 (b)	5,403,972	5,235,098
SkyMiles IP Ltd.
Initial Term Loan
8.798% (3 Month SOFR + 3.75%), due 10/20/27 (b)	4,782,857	4,949,171
TransDigm, Inc. (b)
Tranche Term Loan H
8.148% (3 Month SOFR + 3.25%), due 2/22/27	1,969,683	1,971,050
	Principal Amount	Value

Aerospace & Defense (continued)
TransDigm, Inc. (b) (continued)
Tranche Term Loan I
8.148% (3 Month SOFR + 3.25%), due 8/24/28	$ 6,532,485	$ 6,525,064
United AirLines, Inc.
Term Loan B
8.77% (1 Month LIBOR + 3.75%), due 4/21/28 (b)	4,116,000	4,094,906
WestJet Airlines Ltd.
Term Loan
8.064% (1 Month SOFR + 3.00%), due 12/11/26 (b)	4,123,208	3,902,443
		46,230,212
Animal Food 0.2%
Alltech, Inc.
Term Loan B
9.025% (1 Month LIBOR + 4.00%), due 10/13/28 (b)	4,081,667	3,925,204
Automobile 2.0%
American Auto Auction Group LLC
First Lien Tranche Term Loan B
10.048% (3 Month SOFR + 5.00%), due 12/30/27 (b)	5,925,000	5,332,500
Autokiniton U.S. Holdings, Inc.
Closing Date Term Loan B
9.597% (1 Month SOFR + 4.50%), due 4/6/28 (b)	5,064,477	4,967,938
Belron Finance 2019 LLC
Dollar Second Incremental Term Loan
7.563% (3 Month LIBOR + 2.25%), due 10/30/26 (b)	4,178,685	4,168,238
Belron Finance US LLC
Dollar Fourth Incremental Term Loan
7.832% (3 Month SOFR + 2.75%), due 4/18/29 (b)	500,000	499,375
Belron Group SA
Dollar Third Incremental Term Loan
7.30% (3 Month LIBOR + 2.425%), due 4/13/28 (b)	4,320,137	4,308,256
Clarios Global LP
Incremental Term Loan
TBD, due 4/20/30	6,428,571	6,412,500
First Lien Amendment No. 1 Dollar Term Loan
8.275% (1 Month LIBOR + 3.25%), due 4/30/26 (b)	5,145,827	5,132,875
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Automobile (continued)
Wand Newco 3, Inc.
First Lien Tranche Term Loan B1
7.775% (1 Month LIBOR + 2.75%), due 2/5/26 (b)	$ 5,082,950	$ 4,979,171
		35,800,853
Banking 1.1%
Apollo Commercial Real Estate Finance, Inc. (b)
Initial Term Loan
7.775% (1 Month LIBOR + 2.75%), due 5/15/26	425,881	379,034
Term Loan B1
8.525% (1 Month LIBOR + 3.50%), due 3/11/28	4,432,366	3,944,806
Edelman Financial Engines Center LLC (The)
First Lien 2021 Initial Term Loan
8.775% (1 Month LIBOR + 3.75%), due 4/7/28 (b)	5,611,729	5,426,542
Greenhill & Co., Inc.
New Term Loan
8.203% (3 Month LIBOR + 3.25%), due 4/12/24 (b)(c)	1,290,869	1,263,438
Jane Street Group LLC
Dollar Term Loan
7.775% (1 Month LIBOR + 2.75%), due 1/26/28 (b)	8,718,520	8,677,647
		19,691,467
Beverage, Food & Tobacco 1.9%
8th Avenue Food & Provisions, Inc.
First Lien Term Loan
8.847% (1 Month SOFR + 3.75%), due 10/1/25 (b)	2,238,305	1,971,573
Arctic Glacier Group Holdings, Inc.
Specified Refinancing Term Loan
8.659% (3 Month LIBOR + 3.50%), due 3/20/24 (b)(c)	961,552	867,500
B&G Foods, Inc.
Tranche Term Loan B4
7.525% (1 Month LIBOR + 2.50%), due 10/10/26 (b)	677,051	650,392
CHG PPC Parent LLC
First Lien 2021-1 U.S. Term Loan
8.063% (1 Month LIBOR + 3.00%), due 12/8/28 (b)	5,776,637	5,704,430
	Principal Amount	Value

Beverage, Food & Tobacco (continued)
Froneri International Ltd.
First Lien Facility Term Loan B2
7.409% (3 Month LIBOR + 2.25%), due 1/29/27 (b)	$ 2,932,087	$ 2,888,951
H-Food Holdings LLC
Initial Term Loan
8.712% (1 Month LIBOR + 3.688%), due 5/23/25 (b)	6,466,530	5,435,480
Naked Juice LLC (b)
First Lien Initial Term Loan
8.248% (3 Month SOFR + 3.25%), due 1/24/29	2,641,692	2,350,004
Second Lien Initial Term Loan
10.998% (3 Month SOFR + 6.00%), due 1/24/30	1,400,000	1,052,800
Pegasus BidCo BV
Initial Dollar Term Loan
9.011% (3 Month SOFR + 4.25%), due 7/12/29 (b)	4,389,000	4,345,110
Sotheby's
2021 Second Refinancing Term Loan
9.76% (3 Month LIBOR + 4.50%), due 1/15/27 (b)	2,251,063	2,244,497
U.S. Foods, Inc.
Incremental 2021 Term Loan B
7.775% (1 Month SOFR + 2.75%), due 11/22/28 (b)	3,994,713	3,994,357
United Natural Foods, Inc.
Initial Term Loan
8.347% (1 Month SOFR + 3.25%), due 10/22/25 (b)	2,636,179	2,636,179
		34,141,273
Broadcasting & Entertainment 2.1%
Altice France SA
USD Term Loan B14
10.486% (3 Month SOFR + 5.50%), due 8/15/28 (b)	6,126,126	5,770,045
Charter Communications Operating LLC
Term Loan B1 6.732% - 6.795%
(1 Month SOFR + 1.75%, 3 Month SOFR + 1.75%), due 4/30/25 (b)	6,490,748	6,478,578
Clear Channel Outdoor Holdings, Inc.
Term Loan B 8.597% - 8.75%
(1 Month SOFR + 3.50%, 3 Month SOFR + 3.50%), due 8/21/26 (b)	4,144,988	3,898,879

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Broadcasting & Entertainment (continued)
CMG Media Corp.
First Lien 2021 Term Loan B
8.659% (3 Month LIBOR + 3.50%), due 12/17/26 (b)	$ 6,713,451	$ 5,775,663
Gray Television, Inc. (b)
Term Loan E
7.608% (1 Month SOFR + 2.50%), due 1/2/26	11,963	11,822
Term Loan D
7.918% (1 Month SOFR + 3.00%), due 12/1/28	4,347,475	4,248,448
Nexstar Media, Inc.
Term Loan B4
7.525% (1 Month LIBOR + 2.50%), due 9/18/26 (b)	4,416,698	4,401,240
Univision Communications, Inc. (b)
First Lien 2017 Replacement Repriced Term Loan
7.775% (1 Month LIBOR + 2.75%), due 3/15/24	945,806	945,333
First Lien Initial Term Loan
8.275% (1 Month LIBOR + 3.25%), due 1/31/29	4,459,838	4,385,506
First Lien 2022 Incremental Term Loan
9.148% (3 Month SOFR + 4.25%), due 6/24/29	930,469	923,025
		36,838,539
Buildings & Real Estate 2.2%
Allspring Buyer LLC
Initial Term Loan
8.188% (3 Month LIBOR + 3.00%), due 11/1/28 (b)	3,683,586	3,665,168
Beacon Roofing Supply, Inc.
2028 Term Loan
7.275% (1 Month LIBOR + 2.25%), due 5/19/28 (b)	3,438,750	3,425,855
Core & Main LP
Tranche Term Loan B 7.596% - 7.691%
(1 Month SOFR + 2.50%, 6 Month SOFR + 2.50%), due 7/27/28 (b)	5,369,282	5,323,977
Cornerstone Building Brands, Inc.
Tranche Term Loan B
8.24% (1 Month SOFR + 3.25%), due 4/12/28 (b)	6,459,009	5,825,664
	Principal Amount	Value

Buildings & Real Estate (continued)
Cushman & Wakefield U.S. Borrower LLC (b)
Replacement Term Loan
7.775% (1 Month LIBOR + 2.75%), due 8/21/25	$ 1,263,515	$ 1,236,981
2023-1 Refinancing Term Loan
8.332% (1 Month SOFR + 3.25%), due 1/31/30	4,116,453	4,000,678
SRS Distribution, Inc. (b)
2021 Refinancing Term Loan
8.525% (1 Month LIBOR + 3.50%), due 6/2/28	4,487,133	4,276,099
Term Loan
8.582% (1 Month SOFR + 3.50%), due 6/2/28	1,382,500	1,315,534
VC GB Holdings I Corp.
First Lien Initial Term Loan
8.025% (1 Month LIBOR + 3.00%), due 7/21/28 (b)	4,196,875	4,004,079
Wilsonart LLC
Tranche Term Loan E
8.46% (6 Month LIBOR + 3.25%), due 12/31/26 (b)	5,716,747	5,535,714
		38,609,749
Capital Equipment 0.2%
AZZ, Inc.
Initial Term Loan
9.332% (1 Month SOFR + 4.25%), due 5/13/29 (b)	3,170,000	3,166,038
Cargo Transport 0.2%
Genesee & Wyoming, Inc.
Initial Term Loan
6.998% (3 Month SOFR + 2.00%), due 12/30/26 (b)	3,859,535	3,845,433
Chemicals 0.3%
ASP Unifrax Holdings, Inc.
First Lien USD Term Loan
8.909% (3 Month SOFR + 3.75%), due 12/12/25 (b)	2,961,340	2,726,284
LSF11 A5 Holdco LLC (b)
Term Loan
8.597% (1 Month SOFR + 3.50%), due 10/15/28	2,300,000	2,226,687
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Chemicals (continued)
LSF11 A5 Holdco LLC (b) (continued)
Fourth Amendment Incremental Term Loan
9.332% (1 Month SOFR + 4.25%), due 10/15/28	$ 450,000	$ 439,125
		5,392,096
Chemicals, Plastics & Rubber 5.3%
Aruba Investments Holdings LLC (b)
First Lien Initial Dollar Term Loan
8.775% (1 Month LIBOR + 3.75%), due 11/24/27	1,291,651	1,281,964
First Lien 2022 Incremental Term Loan
9.732% (1 Month SOFR + 4.75%), due 11/24/27 (c)(d)	1,496,250	1,485,028
Bakelite UK Intermediate Ltd.
Term Loan
9.048% (3 Month SOFR + 4.00%), due 5/29/29 (b)	5,153,500	4,895,825
Clydesdale Acquisition Holdings, Inc.
First Lien Term Loan B
9.257% (1 Month SOFR + 4.175%), due 4/13/29 (b)	4,947,550	4,830,457
Diamond (BC) BV
Amendment No. 3 Refinancing Term Loan 7.847% - 8.057%
(1 Month SOFR + 2.75%, 3 Month SOFR + 2.75%), due 9/29/28 (b)	2,947,576	2,942,868
Entegris, Inc.
Tranche Term Loan B 7.641% - 7.732%
(1 Month SOFR + 2.75%, 3 Month SOFR + 2.75%), due 7/6/29 (b)	8,578,500	8,569,561
Herens Holdco SARL
USD Facility Term Loan B
9.084% (3 Month LIBOR + 3.925%), due 7/3/28 (b)	4,574,883	4,203,173
Ineos Quattro Holdings U.K. Ltd. (b)
2026 Tranche Dollar Term Loan B
7.847% (1 Month SOFR + 2.75%), due 1/29/26	3,497,700	3,481,670
2030 Tranche Dollar Term Loan B
8.832% (1 Month SOFR + 3.75%), due 3/14/30	1,500,000	1,494,375
Ineos U.S. Finance LLC (b)
2028 Dollar Term Loan
7.582% (1 Month SOFR + 2.50%), due 11/8/28	1,848,000	1,807,410
	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
Ineos U.S. Finance LLC (b) (continued)
2030 Dollar Term Loan
8.582% (1 Month SOFR + 3.50%), due 2/18/30	$ 1,000,000	$ 997,708
2027-II Dollar Term Loan
8.832% (1 Month SOFR + 3.75%), due 11/8/27	2,363,165	2,357,257
Innophos Holdings, Inc.
Initial Term Loan
8.275% (1 Month LIBOR + 3.25%), due 2/5/27 (b)	5,364,384	5,302,361
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
8.525% (1 Month LIBOR + 3.50%), due 5/5/28 (b)	7,216,040	7,204,198
Koppers, Inc.
Initial Term Loan 8.90% - 8.94%
(1 Month SOFR + 4.00%), due 4/10/28 (b)	4,500,000	4,398,750
Nouryon Finance BV (b)
Initial Dollar Term Loan
7.895% (3 Month SOFR + 2.75%), due 10/1/25	5,446,145	5,417,940
2023 Term Loan
8.99% (3 Month SOFR + 4.00%), due 4/3/28	1,250,000	1,246,875
Olympus Water U.S. Holding Corp.
Initial Dollar Term Loan
8.938% (3 Month LIBOR + 3.75%), due 11/9/28 (b)	2,690,726	2,546,772
Oxea Holding Vier GmbH
Tranche Term Loan B2
8.125% (1 Month LIBOR + 3.25%), due 10/14/24 (b)	4,933,903	4,795,754
PMHC II, Inc.
Initial Term Loan
9.304% (3 Month SOFR + 4.25%), due 4/23/29 (b)	5,970,000	5,212,144
SCIH Salt Holdings, Inc.
First Lien Incremental Term Loan B1
9.025% (1 Month LIBOR + 4.00%), due 3/16/27 (b)	6,286,536	6,143,963
Sparta U.S. Holdco LLC
First Lien Initial Term Loan
8.098% (1 Month LIBOR + 3.25%), due 8/2/28 (b)	2,073,750	2,041,348

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Chemicals, Plastics & Rubber (continued)
Tricorbraun Holdings, Inc.
First Lien Closing Date Initial Term Loan
8.275% (1 Month LIBOR + 3.25%), due 3/3/28 (b)	$ 5,850,895	$ 5,703,810
Tronox Finance LLC
First Lien 2022 Incremental Term Loan
8.148% (3 Month SOFR + 3.25%), due 4/4/29 (b)	3,553,526	3,517,991
W. R. Grace Holdings LLC
Initial Term Loan
8.938% (3 Month LIBOR + 3.75%), due 9/22/28 (b)	3,456,250	3,455,386
		95,334,588
Commercial Services 0.6%
MHI Holdings LLC
Initial Term Loan
10.025% (1 Month LIBOR + 5.00%), due 9/21/26 (b)	2,180,263	2,173,903
Prime Security Services Borrower LLC
First Lien 2021 Refinancing Term Loan B1
7.608% (1 Month LIBOR + 2.75%), due 9/23/26 (b)	8,710,185	8,691,127
		10,865,030
Consumer Durables 0.2%
SWF Holdings I Corp.
First Lien Initial Term Loan
9.01% (1 Month LIBOR + 4.00%), due 10/6/28 (b)	4,836,038	4,056,227
Containers, Packaging & Glass 2.7%
Alliance Laundry Systems LLC
Initial Term Loan B
8.559% (3 Month SOFR + 3.50%), due 10/8/27 (b)	6,629,182	6,587,750
Altium Packaging LLC
First Lien 2021 Term Loan
7.78% (1 Month LIBOR + 2.75%), due 2/3/28 (b)	3,023,404	2,990,334
Anchor Glass Container Corp.
First Lien July 2017 Additional Term Loan 7.96% - 7.987%
(3 Month LIBOR + 2.75%), due 12/7/23 (b)	2,611,632	1,834,671
	Principal Amount	Value

Containers, Packaging & Glass (continued)
Berlin Packaging LLC (b)
Tranche Initial Term Loan B4 8.055% - 8.279%
(1 Month SOFR + 3.25%, 3 Month SOFR + 3.25%), due 3/11/28	$ 3,920,011	$ 3,795,060
Tranche Term Loan B5 8.60% - 8.91%
(1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 3/11/28	1,063,800	1,041,526
Berry Global, Inc.
Term Loan Z
6.65% (1 Month LIBOR + 1.75%), due 7/1/26 (b)	1,252,779	1,249,744
Charter Next Generation, Inc.
First Lien 2021 Initial Term Loan
8.847% (1 Month SOFR + 3.75%), due 12/1/27 (b)	5,032,484	4,960,590
Graham Packaging Co., Inc.
2021 Initial Term Loan
8.025% (1 Month LIBOR + 3.00%), due 8/4/27 (b)	7,420,178	7,375,227
Mauser Packaging Solutions Holding Co.
Initial Term Loan
8.803% (1 Month SOFR + 4.00%), due 8/14/26 (b)	183,333	182,799
Pactiv Evergreen, Inc. (b)
Tranche U.S. Term Loan B2
8.347% (1 Month SOFR + 3.25%), due 2/5/26	2,794,252	2,785,769
Tranche U.S. Term Loan B3
8.347% (1 Month SOFR + 3.25%), due 9/24/28	985,000	973,611
Pretium PKG Holdings, Inc. (b)
First Lien Initial Term Loan 9.008% - 9.219%
(3 Month LIBOR + 4.00%), due 10/2/28	3,634,000	2,889,030
Second Lien Initial Term Loan 11.758% - 11.969%
(3 Month LIBOR + 6.75%), due 10/1/29	1,750,000	1,048,542
Reynolds Consumer Products LLC
Initial Term Loan
6.832% (1 Month SOFR + 1.75%), due 2/4/27 (b)	133,682	132,216
RLG Holdings LLC
First Lien Closing Date Initial Term Loan
9.025% (1 Month LIBOR + 4.00%), due 7/7/28 (b)	4,937,500	4,670,050
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Containers, Packaging & Glass (continued)
Trident TPI Holdings, Inc. (b)
Tranche Term Loan B1
8.275% (1 Month LIBOR + 3.25%), due 10/17/24	$ 972,988	$ 970,758
Tranche Initial Term Loan B3
9.159% (3 Month LIBOR + 4.00%), due 9/15/28	3,716,992	3,599,286
Tranche Initial Term Loan B4
10.148% (3 Month SOFR + 5.25%), due 9/15/28	399,000	387,030
		47,473,993
Diversified/Conglomerate Manufacturing 2.2%
Allied Universal Holdco LLC
Initial U.S. Dollar Term Loan
8.832% (1 Month SOFR + 3.75%), due 5/12/28 (b)	6,007,101	5,791,218
EWT Holdings III Corp.
Initial Term Loan
7.125% (1 Month SOFR + 2.25%), due 4/1/28 (b)	4,642,312	4,595,889
Filtration Group Corp. (b)
Initial Dollar Term Loan
8.025% (1 Month LIBOR + 3.00%), due 3/31/25	2,770,813	2,765,964
2021 Incremental Term Loan
8.525% (1 Month LIBOR + 3.50%), due 10/21/28	2,969,849	2,937,831
Gardner Denver, Inc.
2020 GDI Tranche Dollar Term Loan B2
6.832% (1 Month SOFR + 1.75%), due 3/1/27 (b)	3,325,940	3,309,311
GYP Holdings III Corp.
First Lien 2021 Incremental Term Loan
7.597% (1 Month SOFR + 2.50%), due 6/1/25 (b)	570,787	570,549
Ingersoll-Rand Services Co.
2020 Spinco Tranche Dollar Term Loan B1
6.832% (1 Month SOFR + 1.75%), due 3/1/27 (b)	846,878	842,643
Iron Mountain Information Management LLC
Incremental Term Loan B
6.775% (1 Month LIBOR + 1.75%), due 1/2/26 (b)	3,194,225	3,176,257
	Principal Amount	Value

Diversified/Conglomerate Manufacturing (continued)
LTI Holdings, Inc. (b)
First Lien Initial Term Loan
8.525% (1 Month LIBOR + 3.50%), due 9/6/25	$ 1,289,215	$ 1,253,761
First Lien First Amendment Additional Term Loan
9.775% (1 Month LIBOR + 4.75%), due 7/24/26	1,728,165	1,681,721
QUIKRETE Holdings, Inc.
First Lien Fourth Amendment Term Loan B1
8.025% (1 Month LIBOR + 3.00%), due 3/19/29 (b)	5,445,000	5,416,926
Red Ventures LLC
First Lien Term Loan B4
7.982% (1 Month SOFR + 3.00%), due 3/3/30 (b)	4,157,536	4,103,833
WP CPP Holdings LLC
First Lien Initial Term Loan
9.03% (3 Month LIBOR + 3.75%), due 4/30/25 (b)	2,953,312	2,699,821
		39,145,724
Diversified/Conglomerate Service 2.4%
Applied Systems, Inc. (b)
First Lien 2026 Term Loan
9.398% (3 Month SOFR + 4.50%), due 9/18/26	3,463,798	3,467,407
Second Lien 2021 Term Loan
11.648% (3 Month SOFR + 6.75%), due 9/17/27	1,982,109	1,980,250
Blackhawk Network Holdings, Inc.
First Lien Term Loan
7.89% (3 Month SOFR + 3.00%), due 6/15/25 (b)	5,803,830	5,722,217
Brightview Landscapes LLC
2022 Initial Term Loan 8.232% - 8.295%
(1 Month SOFR + 3.25%, 3 Month SOFR + 3.25%), due 4/20/29 (b)	1,421,122	1,389,147
Element Materials Technology Group U.S. Holdings, Inc. (b)
Initial USD Term Loan B
9.248% (3 Month SOFR + 4.25%), due 6/22/29	1,911,000	1,886,516
First Lien Delayed Draw Term Loan B
9.248% (3 Month SOFR + 4.25%), due 6/22/29	882,000	870,700

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Diversified/Conglomerate Service (continued)
Genesys Cloud Services Holdings I LLC
2020 Initial Dollar Term Loan
9.025% (1 Month LIBOR + 4.00%), due 12/1/27 (b)	$ 7,297,163	$ 7,216,376
MKS Instruments, Inc.
Initial Dollar Term Loan B
7.814% (1 Month SOFR + 2.75%), due 8/17/29 (b)	11,328,063	11,267,887
TruGreen LP
First Lien Second Refinancing Term Loan
9.082% (1 Month SOFR + 4.00%), due 11/2/27 (b)	6,350,170	5,838,981
Verscend Holding Corp.
Term Loan B1
9.025% (1 Month LIBOR + 4.00%), due 8/27/25 (b)	4,056,923	4,047,507
		43,686,988
Ecological 0.3%
GFL Environmental, Inc.
2023 Refinancing Term Loan
8.145% (3 Month SOFR + 3.00%), due 5/31/27 (b)	5,316,621	5,316,621
Electronics 6.8%
Camelot U.S. Acquisition 1 Co. (b)
Initial Term Loan
8.025% (1 Month LIBOR + 3.00%), due 10/30/26	2,686,593	2,682,676
Amendment No. 2 Incremental Term Loan
8.025% (1 Month LIBOR + 3.00%), due 10/30/26	2,814,736	2,810,514
Castle U.S. Holding Corp. (b)
Initial Dollar Term Loan
8.775% (1 Month LIBOR + 3.75%), due 1/29/27	256,972	177,311
Dollar Term Loan B2
9.025% (1 Month LIBOR + 4.00%), due 1/29/27	4,916,667	3,392,500
Commscope, Inc.
Initial Term Loan
8.275% (1 Month LIBOR + 3.25%), due 4/6/26 (b)	6,155,042	5,690,337
CoreLogic, Inc.
First Lien Initial Term Loan
8.563% (1 Month LIBOR + 3.50%), due 6/2/28 (b)	6,447,253	5,770,292
	Principal Amount	Value

Electronics (continued)
DCert Buyer, Inc.
First Lien Initial Term Loan
8.696% (6 Month SOFR + 4.00%), due 10/16/26 (b)	$ 5,375,538	$ 5,324,664
Diebold Nixdorf, Inc.
New Dollar Term Loan B
7.775% (1 Month LIBOR + 2.75%), due 11/6/23 (b)	924,228	323,480
ECi Macola/MAX Holding LLC
First Lien Initial Term Loan
8.909% (3 Month LIBOR + 3.75%), due 11/9/27 (b)	3,421,250	3,373,496
Epicor Software Corp.
Term Loan C
8.275% (1 Month LIBOR + 3.25%), due 7/30/27 (b)	6,138,859	6,058,286
Flexera Software LLC
First Lien Term Loan B1
8.775% (1 Month LIBOR + 3.75%), due 3/3/28 (b)	5,187,123	5,119,042
Gainwell Acquisition Corp.
First Lien Term Loan B
8.998% (3 Month SOFR + 4.00%), due 10/1/27 (b)	5,561,239	5,345,741
Generation Bridge LLC (b)
Term Loan B
10.159% (3 Month SOFR + 5.00%), due 12/1/28	3,102,741	3,093,045
Term Loan C
10.159% (3 Month SOFR + 5.00%), due 12/1/28 (c)	71,429	71,205
Go Daddy Operating Co. LLC
Amendment No. 6 Term Loan
8.232% (1 Month SOFR + 3.25%), due 11/9/29 (b)	2,142,358	2,142,581
Helios Software Holdings, Inc.
2021 Initial Dollar Term Loan
8.832% (1 Month SOFR + 3.75%), due 3/11/28 (b)	1,988,571	1,938,857
Hyland Software, Inc. (b)
First Lien 2018 Refinancing Term Loan
8.525% (1 Month LIBOR + 3.50%), due 7/1/24	5,301,853	5,263,415
Second Lien 2021 Refinancing Term Loan
11.275% (1 Month LIBOR + 6.25%), due 7/7/25	1,996,667	1,907,440
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
ION Trading Finance Ltd.
2021 Initial Dollar Term Loan
9.909% (3 Month LIBOR + 4.75%), due 4/1/28 (b)	$ 3,930,000	$ 3,790,811
MH Sub I LLC (b)
First Lien Amendment No. 2 Initial Term Loan
8.775% (1 Month LIBOR + 3.75%), due 9/13/24	4,015,243	3,992,657
First Lien 2020 June New Term Loan
8.775% (1 Month LIBOR + 3.75%), due 9/13/24	5,253,030	5,230,515
Misys Ltd.
First Lien Dollar Term Loan
8.655% (2 Month LIBOR + 3.50%), due 6/13/24 (b)	5,925,301	5,632,739
Project Alpha Intermediate Holding, Inc.
2021 Refinancing Term Loan
9.03% (1 Month LIBOR + 4.00%), due 4/26/24 (b)	6,164,907	6,146,412
Proofpoint, Inc.
First Lien Initial Term Loan
8.275% (1 Month LIBOR + 3.25%), due 8/31/28 (b)	5,500,151	5,377,927
Rocket Software, Inc. (b)
First Lien Initial Term Loan
9.275% (1 Month LIBOR + 4.25%), due 11/28/25	3,985,231	3,942,059
First Lien 2021 Dollar Term Loan
9.275% (1 Month LIBOR + 4.25%), due 11/28/25	1,213,163	1,201,410
Sharp Midco LLC
First Lien Initial Term Loan
9.159% (3 Month LIBOR + 4.00%), due 12/31/28 (b)	6,138,000	6,061,275
SS&C Technologies Holdings, Inc. (b)
Term Loan B6
7.332% (1 Month SOFR + 2.25%), due 3/22/29	2,147,496	2,136,759
Term Loan B7
7.332% (1 Month SOFR + 2.25%), due 3/22/29	3,236,236	3,220,055
Surf Holdings SARL
First Lien Dollar Tranche Term Loan
8.508% (3 Month LIBOR + 3.50%), due 3/5/27 (b)	2,972,520	2,946,097
	Principal Amount	Value

Electronics (continued)
Vertiv Group Corp.
Term Loan B
7.598% (1 Month LIBOR + 2.75%), due 3/2/27 (b)	$ 5,822,856	$ 5,757,348
VS Buyer LLC
Initial Term Loan
7.903% (1 Month SOFR + 3.00%), due 2/28/27 (b)	1,455,000	1,432,266
WEX, Inc.
Term Loan B
7.347% (1 Month SOFR + 2.25%), due 3/31/28 (b)	3,920,000	3,908,099
		121,261,311
Energy (Electricity) 0.2%
Covanta Holding Corp. (b)
Initial Term Loan C
7.482% (1 Month SOFR + 2.50%), due 11/30/28	306,620	304,978
Initial Term Loan B
7.496% (1 Month SOFR + 2.50%), due 11/30/28	4,052,446	4,030,737
		4,335,715
Entertainment 0.8%
Alterra Mountain Co.
Term Loan B2
8.525% (1 Month LIBOR + 3.50%), due 8/17/28 (b)	4,767,027	4,749,151
Fertitta Entertainment LLC
Initial Term Loan B
8.982% (1 Month SOFR + 4.00%), due 1/27/29 (b)	4,170,207	4,061,898
Formula One Management Ltd.
First Lien Facility Term Loan B
8.232% (1 Month SOFR + 3.25%), due 1/15/30 (b)	984,615	985,436
J&J Ventures Gaming LLC
Initial Term Loan
9.159% (3 Month LIBOR + 4.00%), due 4/26/28 (b)	5,397,601	5,252,540
		15,049,025
Finance 7.0%
AAdvantage Loyality IP Ltd.
Initial Term Loan
10.00% (3 Month LIBOR + 4.75%), due 4/20/28 (b)	6,200,000	6,237,200

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
Acuris Finance U.S., Inc.
Initial Dollar Term Loan
9.048% (3 Month SOFR + 4.00%), due 2/16/28 (b)	$ 5,647,135	$ 5,455,534
ADMI Corp. (b)
Amendment No.4 Refinancing Term Loan
8.40% (1 Month LIBOR + 3.375%), due 12/23/27	2,450,000	2,305,188
Amendment No. 5 Incremental Term Loan
8.775% (1 Month LIBOR + 3.75%), due 12/23/27	3,693,750	3,487,517
Ahlstrom-Munksjo Holding 3 Oy
USD Facility Term Loan B
8.909% (3 Month LIBOR + 3.75%), due 2/4/28 (b)	3,136,557	3,075,786
AlixPartners LLP
Initial Dollar Term Loan
7.775% (1 Month LIBOR + 2.75%), due 2/4/28 (b)	4,875,190	4,860,969
Blackstone Mortgage Trust, Inc.
Term Loan B4
8.482% (1 Month SOFR + 3.50%), due 5/9/29 (b)	4,764,000	4,513,890
Blue Tree Holdings, Inc.
Term Loan
7.66% (3 Month LIBOR + 2.50%), due 3/4/28 (b)	1,470,000	1,444,275
Boxer Parent Co., Inc.
2021 Replacement Dollar Term Loan
8.775% (1 Month LIBOR + 3.75%), due 10/2/25 (b)	3,875,205	3,823,649
Brand Industrial Services, Inc.
Initial Term Loan 9.14% - 9.409%
(1 Month LIBOR + 4.25%, 3 Month LIBOR + 4.25%), due 6/21/24 (b)	4,430,396	4,155,077
Colouroz Investment 1 GmbH
First Lien Initial Term Loan C 9.553% - 11.09%
(0.75% PIK) (1 Month LIBOR + 4.25%, 3 Month LIBOR + 4.25%), due 9/21/23 (b)(c)(e)	235,731	158,743
Colouroz Investment 2 LLC
First Lien Initial Term Loan B2 9.553% - 11.09%
(0.75% PIK) (1 Month LIBOR + 4.25%), due 9/21/23 (b)(c)(e)	1,425,977	960,267
	Principal Amount	Value

Finance (continued)
Covia Holdings LLC
Initial Term Loan
9.223% (3 Month LIBOR + 4.00%), due 7/31/26 (b)	$ 837,917	$ 815,293
CPC Acquisition Corp.
First Lien Initial Term Loan
8.91% (3 Month SOFR + 3.75%), due 12/29/27 (b)	4,770,462	3,606,469
Deerfield Dakota Holding LLC
First Lien Initial Dollar Term Loan
8.557% (1 Month SOFR + 3.75%), due 4/9/27 (b)	6,827,650	6,592,096
Endurance International Group Holdings, Inc.
Initial Term Loan
8.792% (3 Month LIBOR + 3.50%), due 2/10/28 (b)	5,646,347	5,270,515
LBM Acquisition LLC
First Lien Initial Term Loan
8.775% (1 Month LIBOR + 3.75%), due 12/17/27 (b)	4,493,654	4,167,864
LSF11 Skyscraper Holdco SARL
USD Facility Term Loan B3
8.525% (1 Week LIBOR + 3.50%), due 9/29/27 (b)	6,077,080	6,051,756
Minimax Viking GmbH
Facility Term Loan B1C
7.525% (1 Month LIBOR + 2.50%), due 7/31/25 (b)	4,064,320	4,058,223
Onex TSG Intermediate Corp.
Initial Term Loan
10.057% (3 Month SOFR + 4.75%), due 2/28/28 (b)	3,930,000	3,512,438
Park River Holdings, Inc.
First Lien Initial Term Loan
8.522% (3 Month LIBOR + 3.25%), due 12/28/27 (b)	4,553,156	4,233,297
Peraton Corp.
First Lien Term Loan B
8.832% (1 Month SOFR + 3.75%), due 2/1/28 (b)	5,009,298	4,905,536
Pluto Acquisition I, Inc.
First Lien 2021 Term Loan
8.953% (3 Month LIBOR + 4.00%), due 6/22/26 (b)	7,270,500	5,234,760
PODS LLC
Initial Term Loan
8.097% (1 Month SOFR + 3.00%), due 3/31/28 (b)	2,373,315	2,322,882
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
Potters Industries LLC
Initial Term Loan
9.159% (3 Month LIBOR + 4.00%), due 12/14/27 (b)	$ 1,176,000	$ 1,173,060
RealPage, Inc.
First Lien Initial Term Loan
8.025% (1 Month LIBOR + 3.00%), due 4/24/28 (b)	4,813,859	4,670,647
RealTruck Group, Inc.
Initial Term Loan
8.775% (1 Month LIBOR + 3.75%), due 1/31/28 (b)	5,914,411	5,367,328
Triton Water Holdings, Inc.
First Lien Initial Term Loan
8.659% (3 Month LIBOR + 3.50%), due 3/31/28 (b)	3,821,066	3,617,048
WCG Purchaser Corp.
First Lien Initial Term Loan
8.953% (3 Month LIBOR + 4.00%), due 1/8/27 (b)	6,450,962	6,152,605
WildBrain Ltd.
Initial Term Loan
9.347% (1 Month SOFR + 4.25%), due 3/24/28 (b)	5,497,352	5,270,587
WIN Waste Innovations Holdings, Inc.
Initial Term Loan
7.847% (1 Month SOFR + 2.75%), due 3/24/28 (b)	7,820,700	7,413,375
		124,913,874
Healthcare 2.0%
AHP Health Partners, Inc.
Initial Term Loan
8.525% (1 Month LIBOR + 3.50%), due 8/24/28 (b)	1,970,000	1,964,253
Chariot Buyer LLC
First Lien Initial Term Loan
8.275% (1 Month LIBOR + 3.25%), due 11/3/28 (b)	5,095,226	4,936,001
CHG Healthcare Services, Inc.
First Lien Initial Term Loan
8.275% (1 Month LIBOR + 3.25%), due 9/29/28 (b)	6,114,406	6,073,641
ICU Medical, Inc.
Tranche Term Loan B
7.548% (3 Month SOFR + 2.50%), due 1/8/29 (b)	7,326,000	7,242,059
	Principal Amount	Value

Healthcare (continued)
LSCS Holdings, Inc.
First Lien Initial Term Loan
9.525% (1 Month LIBOR + 4.50%), due 12/16/28 (b)	$ 4,740,000	$ 4,597,800
Medical Solutions Holdings, Inc.
First Lien Initial Term Loan
8.24% (3 Month SOFR + 3.25%), due 11/1/28 (b)	2,038,159	1,971,191
Medline Borrower LP
Initial Dollar Term Loan
8.275% (1 Month LIBOR + 3.25%), due 10/23/28 (b)	6,313,594	6,125,765
U.S. Anesthesia Partners, Inc.
First Lien Initial Term Loan
9.098% (1 Month LIBOR + 4.25%), due 10/1/28 (b)	3,417,652	3,269,195
		36,179,905
Healthcare & Pharmaceuticals 1.5%
Bausch & Lomb Corp.
Initial Term Loan
8.457% (3 Month SOFR + 3.25%), due 5/10/27 (b)	5,950,025	5,782,270
Bausch Health Cos., Inc.
Second Amendment Term Loan
10.24% (1 Month SOFR + 5.25%), due 2/1/27 (b)	2,738,449	2,199,561
Embecta Corp.
First Lien Initial Term Loan
7.791% (6 Month SOFR + 3.00%), due 3/30/29 (b)	6,359,674	6,261,099
Envision Healthcare Corp. (b)
2018 Third Out Term Loan
8.648% (3 Month SOFR + 3.75%), due 3/31/27	1,444,155	60,174
Second Out Term Loan
9.148% (3 Month SOFR + 4.25%), due 3/31/27	3,076,502	399,945
First Out Term Loan
12.923% (3 Month SOFR + 7.875%), due 3/31/27	522,313	412,627
Owens & Minor, Inc.
Term Loan B1 8.715% - 8.832%
(1 Month SOFR + 3.75%, 3 Month SOFR + 3.75%, 6 Month SOFR + 3.75%), due 3/29/29 (b)	3,893,333	3,859,267

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Healthcare & Pharmaceuticals (continued)
Pediatric Associates Holding Co. LLC (b)
Amendment No. 1 Incremental Term Loan
8.275% (1 Month LIBOR + 3.25%), due 12/29/28	$ 3,770,748	$ 3,714,187
Amendment No. 1 Incremental Delayed Draw Term Loan
8.275% (1 Month LIBOR + 3.25%), due 12/29/28 (c)	487,149	479,841
Physician Partners LLC
Initial Term Loan
9.048% (3 Month SOFR + 4.00%), due 12/23/28 (b)	2,583,826	2,430,411
Team Health Holdings, Inc.
Extended Term Loan
10.232% (1 Month SOFR + 5.25%), due 3/2/27 (b)	2,420,451	1,567,242
		27,166,624
Healthcare, Education & Childcare 5.3%
Agiliti Health, Inc.
Term Loan
TBD, due 3/11/30	2,894,207	2,876,118
Initial Term Loan
7.625% (1 Month LIBOR + 2.75%), due 1/4/26 (b)	4,985,072	4,978,841
Akorn Operating Co. LLC
Term Loan
TBD (3 Month LIBOR + 7.50%), due 10/1/25 (b)(f)(g)	53,924	10,515
Alvogen Pharma U.S., Inc.
January 2020 Term Loan
10.298% (3 Month SOFR + 5.25%), due 12/31/23 (b)	859,493	820,816
Amneal Pharmaceuticals LLC
Initial Term Loan
8.563% (1 Month LIBOR + 3.50%), due 5/4/25 (b)	6,924,826	6,484,608
athenahealth Group, Inc.
Initial Term Loan
8.464% (1 Month SOFR + 3.50%), due 2/15/29 (b)	4,847,235	4,537,356
Carestream Dental Technology Parent Ltd. (b)
First Lien Initial Term Loan
8.275% (1 Month LIBOR + 3.25%), due 9/1/24	1,382,762	1,228,353
	Principal Amount	Value

Healthcare, Education & Childcare (continued)
Carestream Dental Technology Parent Ltd. (b) (continued)
First Lien Tranche Term Loan B
9.525% (1 Month LIBOR + 4.50%), due 9/1/24	$ 1,834,678	$ 1,645,095
Carestream Health, Inc.
Term Loan
12.498% (3 Month SOFR + 7.50%), due 9/30/27 (b)	2,498,325	1,667,632
Ecovyst Catalyst Technologies LLC
Initial Term Loan
7.645% (3 Month SOFR + 2.50%), due 6/9/28 (b)	5,478,200	5,458,796
Elanco Animal Health, Inc.
Term Loan
6.653% (1 Month SOFR + 1.75%), due 8/1/27 (b)	2,625,327	2,551,639
eResearchTechnology, Inc.
First Lien Initial Term Loan
9.597% (1 Month SOFR + 4.50%), due 2/4/27 (b)	6,345,671	6,012,523
FC Compassus LLC
Term Loan B1
9.09% (1 Month LIBOR + 4.25%), due 12/31/26 (b)(c)	5,293,776	4,870,274
Grifols Worldwide Operations Ltd.
Dollar Tranche Term Loan B
7.025% (1 Month LIBOR + 2.00%), due 11/15/27 (b)	3,730,270	3,630,653
Horizon Therapeutics USA, Inc.
Incremental Term Loan B2
6.813% (1 Month LIBOR + 1.75%), due 3/15/28 (b)	2,613,333	2,607,733
Insulet Corp.
Term Loan B
8.347% (1 Month SOFR + 3.25%), due 5/4/28 (b)	5,486,925	5,475,951
Journey Personal Care Corp.
Initial Term Loan
9.409% (3 Month LIBOR + 4.25%), due 3/1/28 (b)	4,912,500	3,782,625
LifePoint Health, Inc.
First Lien Term Loan B
9.023% (3 Month LIBOR + 3.75%), due 11/16/25 (b)	4,642,116	4,359,722
Mallinckrodt International Finance SA
2017 Replacement Term Loan
10.198% (1 Month LIBOR + 5.25%), due 9/30/27 (b)	1,947,654	1,384,052
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Healthcare, Education & Childcare (continued)
National Mentor Holdings, Inc. (b)
First Lien Initial Term Loan 8.748% - 8.832%
(1 Month SOFR + 3.75%, 3 Month SOFR + 3.75%), due 3/2/28	$ 5,070,371	$ 3,878,834
First Lien Initial Term Loan C
8.748% (3 Month SOFR + 3.75%), due 3/2/28	162,655	124,431
Organon & Co.
Dollar Term Loan
8.00% (3 Month LIBOR + 3.00%), due 6/2/28 (b)	5,594,676	5,580,689
Petco Health and Wellness Co., Inc.
First Lien Initial Term Loan
8.41% (3 Month SOFR + 3.25%), due 3/3/28 (b)	6,698,057	6,595,496
Raptor Acquisition Corp.
First Lien Term Loan B
8.947% (3 Month LIBOR + 4.00%), due 11/1/26 (b)	4,218,125	4,177,260
Select Medical Corp.
Tranche Term Loan B
7.53% (1 Month LIBOR + 2.50%), due 3/6/25 (b)	2,354,845	2,344,837
Sound Inpatient Physicians, Inc.
First Lien Initial Term Loan
8.273% (3 Month LIBOR + 3.00%), due 6/27/25 (b)(c)	1,905,000	1,433,513
Sunshine Luxembourg VII SARL
Facility Term Loan B3
8.909% (3 Month LIBOR + 3.75%), due 10/1/26 (b)	5,657,706	5,590,131
		94,108,493
High Tech Industries 1.8%
Altar BidCo, Inc.
First Lien Initial Term Loan 5.50% - 7.993%
(1 Year SOFR + 3.10%, 3 Month SOFR + 3.10%), due 2/1/29 (b)	5,582,813	5,426,494
AP Gaming I LLC
Term Loan B
9.082% (1 Month SOFR + 4.00%), due 2/15/29 (b)	5,775,000	5,679,354
Central Parent, Inc.
First Lien Initial Term Loan
9.148% (3 Month SOFR + 4.25%), due 7/6/29 (b)	3,990,000	3,983,349
	Principal Amount	Value

High Tech Industries (continued)
Hanesbands, Inc.
Tranche Initial Term Loan B
8.732% (1 Month SOFR + 3.75%), due 3/8/30 (b)	$ 3,500,000	$ 3,478,125
NAB Holdings LLC
Initial Term Loan
8.048% (3 Month SOFR + 3.00%), due 11/23/28 (b)	1,433,964	1,410,662
Nielsen Consumer, Inc.
Fifth Amendment Dollar Incremental Term Loan
11.232% (1 Month SOFR + 6.25%), due 3/6/28 (b)	1,833,333	1,601,875
Open Text Corp.
Term Loan B
8.582% (1 Month SOFR + 3.50%), due 1/31/30 (b)	4,560,000	4,554,300
Scientific Games Holdings LP
First Lien Initial Dollar Term Loan
8.421% (3 Month SOFR + 3.50%), due 4/4/29 (b)	4,324,423	4,258,208
Trans Union LLC
2021 Incremental Term Loan B6
7.275% (1 Month LIBOR + 2.25%), due 12/1/28 (b)	2,137,708	2,129,691
		32,522,058
Home and Office Furnishings, Housewares & Durable Consumer Products 0.0% ‡
Serta Simmons Bedding LLC
First Lien Initial Term Loan (zero coupon)
(1 Month LIBOR + 3.50%), due 11/8/23 (b)(f)(g)	4,274,685	213,734
Hotel, Gaming & Leisure 0.4%
Flutter Entertainment plc
2028 Third Amendment Term Loan B
8.41% (3 Month SOFR + 3.25%), due 7/22/28 (b)	7,251,571	7,256,103
Hotels, Motels, Inns & Gaming 3.4%
Aimbridge Acquisition Co., Inc.
First Lien 2019 Initial Term Loan
8.775% (1 Month LIBOR + 3.75%), due 2/2/26 (b)	6,074,661	5,713,218
Caesars Entertainment, Inc.
2023 Incremental Term Loan B
8.332% (1 Month SOFR + 3.25%), due 2/6/30 (b)	2,100,000	2,092,125

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Hotels, Motels, Inns & Gaming (continued)
Entain plc (b)
USD Facility Term Loan B
7.437% (6 Month SOFR + 2.50%), due 3/29/27	$ 4,737,143	$ 4,719,379
USD Facility Term Loan B2
8.437% (3 Month SOFR + 3.50%), due 10/31/29	1,596,000	1,600,788
Everi Holdings, Inc.
Term Loan B
7.525% (1 Month LIBOR + 2.50%), due 8/3/28 (b)	4,038,730	4,020,220
Four Seasons Holdings, Inc.
2022 Refinancing Term Loan
8.332% (1 Month SOFR + 3.25%), due 11/30/29 (b)	1,434,181	1,436,173
Golden Entertainment, Inc.
First Lien Facility Term Loan B
8.03% (1 Month LIBOR + 3.00%), due 10/21/24 (b)	1,191,710	1,188,731
Hilton Worldwide Finance LLC
Refinanced Term Loan B2
6.821% (1 Month SOFR + 1.75%), due 6/22/26 (b)	1,720,157	1,716,393
Light and Wonder International, Inc.
Initial Term Loan B
7.981% (1 Month SOFR + 3.00%), due 4/14/29 (b)	5,947,537	5,928,952
Oceankey U.S. II Corp.
Initial Term Loan
8.582% (1 Month SOFR + 3.50%), due 12/15/28 (b)	6,072,000	5,738,040
PCI Gaming Authority
Facility Term Loan B
7.525% (1 Month LIBOR + 2.50%), due 5/29/26 (b)	1,370,300	1,367,730
Penn Entertainment, Inc.
Facility Term Loan B
7.832% (1 Month SOFR + 2.75%), due 5/3/29 (b)	1,985,000	1,975,571
Station Casinos LLC
Facility Term Loan B1
7.28% (1 Month LIBOR + 2.25%), due 2/8/27 (b)	1,885,044	1,865,146
Travel + Leisure Co.
Term Loan B
7.347% (1 Month SOFR + 2.25%), due 5/30/25 (b)	3,820,000	3,792,943
	Principal Amount	Value

Hotels, Motels, Inns & Gaming (continued)
UFC Holdings LLC
First Lien Term Loan B3
8.05% (3 Month LIBOR + 2.75%), due 4/29/26 (b)	$ 8,458,607	$ 8,431,590
Whatabrands LLC
Initial Term Loan B
8.275% (1 Month LIBOR + 3.25%), due 8/3/28 (b)	5,915,100	5,842,806
Wyndham Hotels & Resorts, Inc.
Term Loan B
6.775% (1 Month LIBOR + 1.75%), due 5/30/25 (b)	2,502,500	2,498,478
		59,928,283
Insurance 3.6%
Acrisure LLC
First Lien 2021-2 Additional Term Loan
9.275% (1 Month LIBOR + 4.25%), due 2/15/27 (b)	4,888,125	4,749,630
Alliant Holdings Intermediate LLC
New Term Loan B4
8.51% (1 Month LIBOR + 3.50%), due 11/5/27 (b)	3,940,000	3,905,876
AmWINS Group, Inc.
Term Loan
7.275% (1 Month LIBOR + 2.25%), due 2/19/28 (b)	8,841,894	8,755,685
AssuredPartners Capital, Inc.
2022 Term Loan
8.482% (1 Month SOFR + 3.50%), due 2/12/27 (b)	2,970,000	2,922,976
AssuredPartners, Inc.
2020 February Refinancing Term Loan
8.525% (1 Month LIBOR + 3.50%), due 2/12/27 (b)	4,909,184	4,820,205
Asurion LLC (b)
New Term Loan B11
9.332% (1 Month SOFR + 4.25%), due 8/19/28	787,724	732,912
Second Lien New Term Loan B3
10.275% (1 Month LIBOR + 5.25%), due 1/31/28	4,200,000	3,512,250
Second Lien New Term Loan B4
10.275% (1 Month LIBOR + 5.25%), due 1/20/29	4,500,000	3,740,625
Broadstreet Partners, Inc.
Term Loan B3
TBD, due 1/1/30	500,000	495,625
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Insurance (continued)
Broadstreet Partners, Inc. (continued)
2020 Initial Term Loan
8.025% (1 Month LIBOR + 3.00%), due 1/27/27 (b)	$ 4,229,821	$ 4,135,407
Tranche Term Loan B2
8.275% (1 Month LIBOR + 3.25%), due 1/27/27 (b)	1,149,167	1,127,978
Hub International Ltd. (b)
Initial Term Loan 8.02% - 8.159%
(1 Month LIBOR + 3.00%, 2 Month LIBOR + 3.00%), due 4/25/25	1,560,630	1,557,028
Incremental Term Loan B3 8.414% - 8.511%
(2 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 4/25/25	5,844,740	5,831,695
2022 Incremental Term Loan
8.728% (3 Month SOFR + 4.00%), due 11/10/29	359,100	358,284
NFP Corp.
Closing Date Term Loan
8.275% (1 Month LIBOR + 3.25%), due 2/15/27 (b)	3,329,580	3,255,590
Ryan Specialty Group LLC
Initial Term Loan
8.082% (1 Month SOFR + 3.00%), due 9/1/27 (b)	3,937,025	3,907,497
Sedgwick Claims Management Services, Inc.
2023 Term Loan
8.732% (1 Month SOFR + 3.75%), due 2/24/28 (b)	6,216,408	6,135,595
USI, Inc.
2022 Incremental Term Loan
8.648% (3 Month SOFR + 3.75%), due 11/22/29 (b)	5,226,018	5,210,774
		65,155,632
Leisure, Amusement, Motion Pictures & Entertainment 1.2%
Bombardier Recreational Products, Inc.
2020 Replacement Term Loan
7.082% (1 Month LIBOR + 2.00%), due 5/24/27 (b)	4,198,268	4,090,032
Creative Artists Agency LLC
Term Loan B
8.482% (1 Month SOFR + 3.50%), due 11/27/28 (b)	5,828,571	5,809,145
	Principal Amount	Value

Leisure, Amusement, Motion Pictures & Entertainment (continued)
Fitness International LLC (b)
Term Loan A 7.54% - 7.695%
(3 Month SOFR + 2.50%), due 1/8/25	$ 1,433,906	$ 1,370,575
Term Loan B
8.445% (3 Month SOFR + 3.25%), due 4/18/25	291,959	279,916
Lions Gate Capital Holdings LLC
Term Loan B
7.275% (1 Month LIBOR + 2.25%), due 3/24/25 (b)	1,332,437	1,311,895
Marriott Ownership Resorts, Inc.
2019 Refinancing Term Loan
6.775% (1 Month LIBOR + 1.75%), due 8/29/25 (b)	4,410,432	4,392,975
William Morris Endeavor Entertainment LLC
First Lien Term Loan B1
7.78% (1 Month LIBOR + 2.75%), due 5/18/25 (b)	3,720,260	3,703,519
		20,958,057
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.0%
Advanced Drainage Systems, Inc.
Initial Term Loan
7.153% (1 Month SOFR + 2.25%), due 7/31/26 (b)	455,893	456,707
Columbus McKinnon Corp.
Initial Term Loan
7.938% (3 Month LIBOR + 2.75%), due 5/14/28 (b)	5,838,888	5,816,993
CPM Holdings, Inc. (b)
First Lien Initial Term Loan
8.348% (1 Month LIBOR + 3.50%), due 11/17/25	4,387,693	4,373,982
Second Lien Initial Term Loan
13.098% (1 Month LIBOR + 8.25%), due 11/16/26 (c)(d)	797,980	782,020
Husky Injection Molding Systems Ltd.
Initial Term Loan
8.151% (3 Month LIBOR + 3.00%), due 3/28/25 (b)	6,415,581	6,136,901
		17,566,603
Manufacturing 2.5%
ASP Blade Holdings, Inc.
Initial Term Loan
9.159% (3 Month LIBOR + 4.00%), due 10/13/28 (b)	5,936,404	5,023,682

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Manufacturing (continued)
Chart Industries, Inc.
Amendment No. 3 Term Loan
8.74% (1 Month SOFR + 3.75%), due 3/15/30 (b)	$ 2,142,857	$ 2,125,446
Clark Equipment Co.
Tranche Term Loan B
7.498% (3 Month SOFR + 2.50%), due 4/20/29 (b)	495,000	493,659
Coherent Corp.
Initial Term Loan B
7.847% (1 Month SOFR + 2.75%), due 7/2/29 (b)	6,053,461	6,019,410
CP Atlas Buyer, Inc.
Term Loan B
8.582% (1 Month LIBOR + 3.50%), due 11/23/27 (b)	5,372,649	4,860,754
CPG International LLC
Closing Date Term Loan
7.582% (1 Month SOFR + 2.50%), due 4/28/29 (b)	3,731,250	3,703,266
FCG Acquisitions, Inc.
First Lien Initial Term Loan
8.909% (3 Month LIBOR + 3.75%), due 3/31/28 (b)	4,901,856	4,803,819
Idemia Group SAS
USD Facility Term Loan B3
9.659% (3 Month LIBOR + 4.50%), due 1/10/26 (b)	2,138,683	2,119,970
Madison IAQ LLC
Term Loan
8.302% (3 Month LIBOR + 3.25%), due 6/21/28 (b)	5,266,200	5,058,480
Pro Mach Group, Inc.
First Lien Closing Date Initial Term Loan
9.025% (1 Month LIBOR + 4.00%), due 8/31/28 (b)	6,327,962	6,309,503
Standard Building Solutions, Inc.
Initial Term Loan
7.329% (1 Month SOFR + 2.25%), due 9/22/28 (b)	2,448,225	2,439,600
Zurn LLC
First Lien Term Loan B
7.025% (1 Month LIBOR + 2.00%), due 10/4/28 (b)	2,123,125	2,120,471
		45,078,060
	Principal Amount	Value

Media 1.4%
Cogeco Communications Finance (USA) LP
Amendment No. 5 Incremental Term Loan B
7.525% (1 Month LIBOR + 2.50%), due 9/1/28 (b)	$ 4,145,057	$ 4,070,790
Diamond Sports Group LLC
Second Lien Term Loan 8.025% - 10.184%
(1 Month SOFR + 5.25%, 3 Month SOFR + 3.25%), due 8/24/26 (b)(c)(f)(g)	2,898,312	205,780
DIRECTV Financing LLC
Closing Date Term Loan
10.025% (1 Month LIBOR + 5.00%), due 8/2/27 (b)	2,639,957	2,538,759
KKR Apple Bidco LLC (b)
First Lien Initial Term Loan
7.775% (1 Month LIBOR + 2.75%), due 9/22/28	5,435,875	5,360,001
First Lien Amendment No. 1 Term Loan
8.982% (1 Month SOFR + 4.00%), due 9/22/28	1,745,625	1,738,351
Mission Broadcasting, Inc.
Term Loan B4
7.348% (1 Month LIBOR + 2.50%), due 6/2/28 (b)	1,375,500	1,370,686
Radiate Holdco LLC
Amendment No. 6 Term Loan
8.275% (1 Month LIBOR + 3.25%), due 9/25/26 (b)	5,564,170	4,562,620
Sinclair Television Group, Inc.
Term Loan B4
8.832% (1 Month SOFR + 3.75%), due 4/21/29 (b)	4,458,769	3,734,219
Virgin Media Bristol LLC
Facility Term Loan Y
8.311% (6 Month SOFR + 3.25%), due 3/31/31 (b)	2,000,000	1,962,500
		25,543,706
Mining, Steel, Iron & Non-Precious Metals 0.6%
American Rock Salt Co. LLC
First Lien Initial Term Loan
9.02% (1 Month LIBOR + 4.00%), due 6/9/28 (b)	3,432,345	3,312,213
Gates Global LLC
Initial Dollar Term Loan B3
7.582% (1 Month SOFR + 2.50%), due 3/31/27 (b)	3,815,783	3,803,519
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Mining, Steel, Iron & Non-Precious Metals (continued)
Graftech International Ltd.
Initial Term Loan
8.025% (1 Month LIBOR + 3.00%), due 2/12/25 (b)	$ 1,122,713	$ 1,118,035
MRC Global U.S., Inc.
2018 Refinancing Term Loan
8.025% (1 Month LIBOR + 3.00%), due 9/20/24 (b)	2,295,373	2,292,504
		10,526,271
Oil & Gas 2.6%
Buckeye Partners LP
2021 Tranche Term Loan B1
7.09% (1 Month LIBOR + 2.25%), due 11/1/26 (b)	314,329	313,510
ChampionX Corp.
Term Loan B1
8.178% (1 Month SOFR + 3.25%), due 6/7/29 (b)	5,970,000	5,957,564
DT Midstream, Inc.
Initial Term Loan
7.025% (1 Month LIBOR + 2.00%), due 6/26/28 (b)	1,277,850	1,278,140
Fleet Midco I Ltd.
Facility Term Loan B
8.025% (1 Month LIBOR + 3.00%), due 10/7/26 (b)	3,180,674	3,172,723
GIP III Stetson I LP
Initial Term Loan
9.332% (1 Month SOFR + 4.25%), due 7/18/25 (b)(c)	1,882,310	1,875,546
Keane Group Holdings LLC
Initial Term Loan
8.563% (1 Month LIBOR + 3.50%), due 5/25/25 (b)	5,371,434	5,257,291
Medallion Midland Acquisition LLC
Initial Term Loan
8.91% (3 Month SOFR + 3.75%), due 10/18/28 (b)	4,772,862	4,719,167
Murphy Oil USA, Inc.
Tranche Term Loan B
6.60% (1 Month LIBOR + 1.75%), due 1/31/28 (b)	784,000	784,980
NorthRiver Midstream Finance LP
Initial Term Loan B
8.427% (3 Month LIBOR + 3.25%), due 10/1/25 (b)	5,642,912	5,618,726
	Principal Amount	Value

Oil & Gas (continued)
Oryx Midstream Services Permian Basin LLC
2023 Incremental Term Loan
8.193% (1 Month SOFR + 3.25%), due 10/5/28 (b)	$ 3,912,006	$ 3,865,062
PES Holdings LLC
Tranche Term Loan C (zero coupon) - 12.50%
(3.00% PIK) (1 Month LIBOR + 4.50%), due 12/31/23 (b)(c)(e)(f)(g)	1,969,519	45,955
Prairie ECI Acquiror LP
Initial Term Loan
9.775% (1 Month LIBOR + 4.75%), due 3/11/26 (b)	3,250,723	3,190,786
TransMontaigne Operating Co. LP
Tranche Term Loan B 8.51% - 8.525%
(1 Month LIBOR + 3.50%), due 11/17/28 (b)	4,930,134	4,873,132
Traverse Midstream Partners LLC
Advance Term Loan
8.726% (3 Month LIBOR + 3.75%), due 2/16/28 (b)	2,890,791	2,856,463
Veritas U.S., Inc.
2021 Dollar Term Loan B
10.025% (1 Month LIBOR + 5.00%), due 9/1/25 (b)	2,750,754	2,106,390
		45,915,435
Packaging 0.3%
LABL, Inc.
Initial Dollar Term Loan
10.082% (1 Month SOFR + 5.00%), due 10/29/28 (b)	2,666,250	2,625,347
Plastipak Holdings, Inc.
2021 Tranche Term Loan B
7.563% (1 Month LIBOR + 2.50%), due 12/1/28 (b)	1,916,176	1,905,227
		4,530,574
Personal & Nondurable Consumer Products 1.7%
ABG Intermediate Holdings 2 LLC
First Lien Tranche Term Loan B1
8.582% (1 Month SOFR + 3.50%), due 12/21/28 (b)	7,051,650	6,944,112
Foundation Building Materials, Inc.
First Lien Initial Term Loan 8.275% - 8.523%
(1 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 1/31/28 (b)	5,150,499	4,994,913

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Personal & Nondurable Consumer Products (continued)
Hunter Douglas Holding BV
Tranche Term Loan B1
8.373% (3 Month SOFR + 3.50%), due 2/26/29 (b)	$ 4,962,500	$ 4,460,935
Leslie's Poolmart, Inc.
Initial Term Loan
3.00% (1 Month LIBOR + 2.50%), due 3/9/28 (b)	5,855,039	5,802,344
Michaels Cos., Inc. (The)
Term Loan B
9.409% (3 Month LIBOR + 4.25%), due 4/15/28 (b)	1,721,316	1,573,775
Perrigo Co. plc
Initial Term Loan B
7.332% (1 Month SOFR + 2.25%), due 4/20/29 (b)	4,962,500	4,943,891
Prestige Brands, Inc.
Term Loan B5
7.025% (1 Month LIBOR + 2.00%), due 7/3/28 (b)	1,225,000	1,219,947
Spectrum Brands, Inc.
2021 Term Loan
6.96% (3 Month LIBOR + 2.00%), due 3/3/28 (b)	294,000	290,815
		30,230,732
Personal & Nondurable Consumer Products (Manufacturing Only) 0.6%
American Builders & Contractors Supply Co., Inc.
Restatement Effective Date Term Loan
7.082% (1 Month SOFR + 2.00%), due 1/15/27 (b)	2,653,750	2,640,481
Hercules Achievement, Inc.
First Lien Third Amendment Extended Term Loan
10.097% (1 Month SOFR + 5.00%), due 12/15/26 (b)	4,264,512	3,997,980
SRAM LLC
Initial Term Loan
7.775% (1 Month LIBOR + 2.75%), due 5/18/28 (b)	4,740,909	4,660,906
		11,299,367
Personal, Food & Miscellaneous Services 1.4%
1011778 B.C. Unlimited Liability Co.
Term Loan B4
6.775% (1 Month LIBOR + 1.75%), due 11/19/26 (b)	5,017,124	4,963,471
	Principal Amount	Value

Personal, Food & Miscellaneous Services (continued)
Aramark Intermediate HoldCo Corp.
U.S. Term Loan B5
7.525% (1 Month LIBOR + 2.50%), due 4/6/28 (b)	$ 6,051,889	$ 6,041,800
Hayward Industries, Inc.
First Lien Refinancing Term Loan
7.525% (1 Month LIBOR + 2.50%), due 5/30/28 (b)	3,605,326	3,494,462
Hillman Group, Inc. (The) (b)
Initial Term Loan
7.775% (1 Month LIBOR + 2.75%), due 7/14/28	1,619,501	1,610,247
Initial Delayed Draw Term Loan
7.775% (1 Month LIBOR + 2.75%), due 7/14/28	31,032	30,855
IRB Holding Corp.
2022 Replacement Term Loan B
8.082% (1 Month SOFR + 3.00%), due 12/15/27 (b)	6,133,492	6,029,990
KFC Holding Co.
2021 Term Loan B
6.709% (1 Month LIBOR + 1.75%), due 3/15/28 (b)	2,172,744	2,158,775
		24,329,600
Pharmaceuticals 0.3%
Padagis LLC
Term Loan B
9.969% (3 Month LIBOR + 4.75%), due 7/6/28 (b)	5,011,765	4,748,647
Printing & Publishing 0.7%
Getty Images, Inc.
Initial Dollar Term Loan 9.498% - 9.582%
(1 Month SOFR + 4.50%, 3 Month SOFR + 4.50%), due 2/19/26 (b)	2,740,497	2,738,441
Severin Acquisition LLC
First Lien Initial Term Loan
8.045% (3 Month SOFR + 3.00%), due 8/1/25 (b)	4,340,709	4,332,957
Springer Nature Deutschland GmbH
Initial Term Loan B18
8.159% (3 Month LIBOR + 3.00%), due 8/14/26 (b)	5,992,564	5,983,575
		13,054,973
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Retail 0.5%
Great Outdoors Group LLC
Term Loan B2
8.775% (1 Month LIBOR + 3.75%), due 3/6/28 (b)	$ 9,584,261	$ 9,493,555
Retail Store 1.4%
BJ's Wholesale Club, Inc.
First Lien Term Loan B
7.578% (1 Month SOFR + 2.75%), due 2/3/27 (b)	2,311,174	2,314,641
EG Group Ltd. (b)
USD Additional Facility Term Loan
8.84% (1 Month LIBOR + 4.00%), due 2/7/25	1,415,492	1,369,488
USD Additional Facility Term Loan
9.09% (1 Month LIBOR + 4.25%), due 3/31/26	2,955,320	2,854,346
USD Facility Term Loan B
9.151% (6 Month LIBOR + 4.00%), due 2/7/25	1,209,618	1,170,306
Harbor Freight Tools USA, Inc.
2021 Initial Term Loan
7.775% (1 Month LIBOR + 2.75%), due 10/19/27 (b)	4,885,539	4,740,497
PetSmart LLC
Initial Term Loan
8.832% (1 Month SOFR + 3.75%), due 2/11/28 (b)	7,444,557	7,387,390
White Cap Supply Holdings LLC
Initial Closing Date Term Loan
8.732% (1 Month SOFR + 3.75%), due 10/19/27 (b)	5,842,086	5,783,665
		25,620,333
Services: Business 5.0%
Avis Budget Car Rental LLC
Tranche Term Loan C
8.582% (1 Month SOFR + 3.50%), due 3/16/29 (b)	4,950,000	4,943,812
Brown Group Holdings LLC (b)
Facility Incremental Term Loan B2 8.732% - 8.795%
(1 Month SOFR + 3.75%, 3 Month SOFR + 3.75%), due 7/2/29	1,206,667	1,199,962
Initial Term Loan
7.582% (1 Month SOFR + 2.50%), due 6/7/28	4,880,517	4,756,981
	Principal Amount	Value

Services: Business (continued)
Charlotte Buyer, Inc.
First Lien Initial Term Loan B
10.084% (1 Month SOFR + 5.25%), due 2/11/28 (b)	$ 1,197,000	$ 1,147,624
ConnectWise LLC
Initial Term Loan
8.525% (1 Month LIBOR + 3.50%), due 9/29/28 (b)	3,555,000	3,442,424
Corporation Service Co.
Term Loan B
8.332% (1 Month SOFR + 3.25%), due 11/2/29 (b)	1,436,250	1,434,096
Dun & Bradstreet Corp. (The) (b)
2022 Incremental Term Loan B2
8.246% (1 Month SOFR + 3.25%), due 1/18/29	693,000	689,659
Initial Borrowing Term Loan
8.268% (1 Month LIBOR + 3.25%), due 2/6/26	4,885,547	4,880,315
Electron Bidco, Inc.
First Lien Initial Term Loan
8.097% (1 Month SOFR + 3.00%), due 11/1/28 (b)	7,067,581	6,995,436
GIP II Blue Holding LP
Initial Term Loan
9.659% (3 Month LIBOR + 4.50%), due 9/29/28 (b)	4,447,547	4,432,723
Hunter Holdco 3 Ltd.
First Lien Initial Dollar Term Loan
9.409% (3 Month LIBOR + 4.25%), due 8/19/28 (b)	7,077,000	6,941,355
Icon plc (b)
Lux Term Loan
7.41% (3 Month SOFR + 2.25%), due 7/3/28	3,292,632	3,288,516
U.S. Term Loan
7.41% (3 Month SOFR + 2.25%), due 7/3/28	820,361	819,336
Mercury Borrower, Inc.
First Lien Initial Term Loan
8.563% (1 Month LIBOR + 3.50%), due 8/2/28 (b)	7,089,328	6,906,189
Mitchell International, Inc. (b)
First Lien Initial Term Loan
8.76% (1 Month LIBOR + 3.75%), due 10/15/28	3,300,000	3,163,875

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Services: Business (continued)
Mitchell International, Inc. (b) (continued)
Second Lien Initial Term Loan
11.525% (1 Month LIBOR + 6.50%), due 10/15/29	$ 1,800,000	$ 1,529,438
MPH Acquisition Holdings LLC
Initial Term Loan
9.203% (3 Month LIBOR + 4.25%), due 9/1/28 (b)	4,925,000	4,221,134
Nielsen Consumer, Inc.
2021 Refinancing Dollar Term Loan
8.775% (1 Month LIBOR + 3.75%), due 3/6/28 (b)	4,370,639	3,674,978
Orbit Private Holdings I Ltd.
First Lien Initial Dollar Term Loan
9.541% (6 Month SOFR + 4.50%), due 12/11/28 (b)	3,625,783	3,625,783
Parexel International, Inc.
First Lien Initial Term Loan
8.09% (1 Month LIBOR + 3.25%), due 11/15/28 (b)	5,920,038	5,813,968
PECF USS Intermediate Holding III Corp.
Initial Term Loan 9.275% - 9.523%
(1 Month LIBOR + 4.25%, 3 Month LIBOR + 4.25%), due 12/15/28 (b)	3,920,089	3,206,511
Polaris Newco LLC
First Lien Dollar Term Loan
9.159% (3 Month LIBOR + 4.00%), due 6/2/28 (b)	5,929,918	5,483,152
Project Boost Purchaser LLC
2021 Tranche Term Loan 2
8.525% (1 Month LIBOR + 3.50%), due 5/30/26 (b)	3,666,875	3,633,261
Vizient, Inc.
Term Loan B7
7.314% (1 Month SOFR + 2.25%), due 5/16/29 (b)	2,233,125	2,229,637
		88,460,165
Services: Consumer 0.3%
Titan Acquisition
Term Loan B
TBD, due 1/1/30	3,750,000	3,693,750
	Principal Amount	Value

Services: Consumer (continued)
West Technology Group LLC
Term Loan B3
9.232% (3 Month SOFR + 4.00%), due 4/10/27 (b)	$ 1,101,428	$ 987,614
		4,681,364
Software 3.2%
AppLovin Corp.
Amendment No. 6 New Term Loan
8.082% (1 Month SOFR + 3.10%), due 10/25/28 (b)	4,756,962	4,715,339
Cloud Software Group, Inc.
First Lien Dollar Term Loan B
9.498% (3 Month SOFR + 4.50%), due 3/30/29 (b)	2,400,000	2,241,000
Cornerstone OnDemand, Inc.
First Lien Initial Term Loan
8.775% (1 Month LIBOR + 3.75%), due 10/16/28 (b)	2,591,269	2,283,556
Gen Digital, Inc.
Tranche Initial Term Loan B
7.082% (1 Month SOFR + 2.00%), due 9/12/29 (b)	8,583,940	8,487,371
Informatica LLC
Initial Term Loan
7.813% (1 Month LIBOR + 2.75%), due 10/27/28 (b)	4,746,751	4,723,017
Magenta Buyer LLC
First Lien Initial Term Loan
10.03% (3 Month LIBOR + 4.75%), due 7/27/28 (b)	4,215,601	3,545,320
McAfee Corp.
Tranche Term Loan B1
8.653% (1 Month SOFR + 3.75%), due 3/1/29 (b)	4,945,063	4,652,478
Mitnick Corp. Purchaser, Inc.
Initial Term Loan
9.895% (3 Month SOFR + 4.75%), due 5/2/29 (b)	3,482,500	3,356,259
Qualtrics Acquireco LLC
Term Loan B
4.25%, due 4/14/30	1,250,000	1,243,750
Quest Software U.S. Holdings, Inc.
First Lien Initial Term Loan
9.445% (3 Month SOFR + 4.25%), due 2/1/29 (b)	4,518,306	3,860,328
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Software (continued)
Sophia LP
First Lien Term Loan B
8.659% (3 Month LIBOR + 3.50%), due 10/7/27 (b)	$ 2,837,919	$ 2,798,188
Sovos Compliance LLC
First Lien Initial Term Loan
9.525% (1 Month LIBOR + 4.50%), due 8/11/28 (b)	4,447,063	4,302,534
UKG, Inc. (b)
First Lien 2021-2 Incremental Term Loan
8.271% (3 Month SOFR + 3.25%), due 5/4/26	2,111,003	2,054,599
First Lien Initial Term Loan
8.895% (3 Month SOFR + 3.75%), due 5/4/26	4,899,231	4,808,247
Second Lien 2021 Incremental Term Loan
10.271% (3 Month SOFR + 5.25%), due 5/3/27	1,300,000	1,246,917
Vision Solutions, Inc.
First Lien Third Incremental Term Loan
9.255% (3 Month LIBOR + 4.00%), due 4/24/28 (b)	2,759,700	2,447,264
		56,766,167
Telecommunications 3.6%
Avaya, Inc.
Term Loan B
TBD, due 1/1/30	198,231	203,186
Tranche Term Loan B2
8.459% (1 Month LIBOR + 4.00%), due 12/15/27 (b)(f)	3,947,115	917,704
Azalea TopCo, Inc. (b)
First Lien Initial Term Loan
8.34% (1 Month SOFR + 3.50%), due 7/24/26	912,500	871,818
First Lien 2022 Incremental Term Loan
8.832% (1 Month SOFR + 3.75%), due 7/24/26	2,970,000	2,836,350
First Lien 2021 Term Loan
8.847% (1 Month SOFR + 3.75%), due 7/24/26	1,965,000	1,874,119
Cablevision Lightpath LLC
Initial Term Loan
8.198% (1 Month LIBOR + 3.25%), due 11/30/27 (b)	5,032,561	4,933,168
	Principal Amount	Value

Telecommunications (continued)
Connect Finco SARL
Amendement No.1 Refinancing Term Loan
8.53% (1 Month LIBOR + 3.50%), due 12/11/26 (b)	$ 7,561,221	$ 7,512,610
CSC Holdings LLC
September 2019 Initial Term Loan
7.448% (1 Month LIBOR + 2.50%), due 4/15/27 (b)	6,462,013	5,707,773
Cyxtera DC Holdings, Inc.
First Lien Initial Term Loan
8.068% (3 Month SOFR + 3.00%), due 5/1/24 (b)(c)	1,413,750	1,045,291
Frontier Communications Holdings LLC
Term Loan B
8.813% (1 Month LIBOR + 3.75%), due 5/1/28 (b)	5,742,849	5,471,856
Gogo Intermediate Holdings LLC
Initial Term Loan
8.847% (1 Month SOFR + 3.75%), due 4/30/28 (b)	6,358,689	6,300,398
Intelsat Jackson Holdings SA
Term Loan B
9.082% (3 Month SOFR + 4.25%), due 2/1/29 (b)	5,917,427	5,836,062
Level 3 Financing, Inc.
Tranche 2027 Term Loan B
6.847% (1 Month SOFR + 1.75%), due 3/1/27 (b)	1,937,389	1,647,320
Lumen Technologies, Inc.
Term Loan B
7.347% (1 Month SOFR + 2.25%), due 3/15/27 (b)	6,501,805	4,387,704
Redstone HoldCo 2 LP
First Lien Initial Term Loan
10.005% (3 Month LIBOR + 4.75%), due 4/27/28 (b)	2,457,563	2,070,497
SBA Senior Finance II LLC
Initial Term Loan
6.78% (1 Month LIBOR + 1.75%), due 4/11/25 (b)	6,217,426	6,209,226
Telesat Canada
Term Loan B5
8.03% (3 Month LIBOR + 2.75%), due 12/7/26 (b)	2,034,078	1,117,726

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Telecommunications (continued)
Zayo Group Holdings, Inc.
Initial Dollar Term Loan
8.025% (1 Month LIBOR + 3.00%), due 3/9/27 (b)	$ 6,075,110	$ 4,922,102
		63,864,910
Utilities 1.8%
Astoria Energy LLC
2020 Advance Term Loan B
8.53% (1 Month LIBOR + 3.50%), due 12/10/27 (b)	898,754	893,136
Brookfield WEC Holdings, Inc. (b)
First Lien 2021 Initial Term Loan
7.775% (1 Month LIBOR + 2.75%), due 8/1/25	4,252,985	4,238,099
Initial Term Loan
8.557% (1 Month SOFR + 3.75%), due 8/1/25	1,741,250	1,737,209
Calpine Corp.
2019 Term Loan
7.03% (1 Month LIBOR + 2.00%), due 4/5/26 (b)	2,021,250	2,012,063
Compass Power Generation LLC
Tranche Term Loan B2
9.346% (1 Month SOFR + 4.25%), due 4/14/29 (b)	1,908,453	1,895,995
Constellation Renewables LLC
Term Loan
7.46% (3 Month SOFR + 2.50%), due 12/15/27 (b)	2,490,680	2,477,450
Edgewater Generation LLC
Term Loan
8.775% (1 Month LIBOR + 3.75%), due 12/13/25 (b)	4,591,135	4,252,539
Granite Generation LLC
Term Loan
8.775% (1 Month LIBOR + 3.75%), due 11/9/26 (b)	6,076,527	5,681,553
Hamilton Projects Acquiror LLC
Term Loan
9.659% (3 Month SOFR + 4.50%), due 6/17/27 (b)	2,192,778	2,169,675
PG&E Corp.
Term Loan
8.063% (1 Month LIBOR + 3.00%), due 6/23/25 (b)	3,160,625	3,150,748
	Principal Amount	Value

Utilities (continued)
Vistra Operations Co. LLC
2018 Incremental Term Loan 6.698% - 6.775%
(1 Month LIBOR + 1.75%), due 12/31/25 (b)	$ 2,873,652	$ 2,861,980
		31,370,447
Water 0.4%
Osmosis Buyer Ltd.
2022 Refinanciang Term Loan B
8.584% (1 Month SOFR + 3.75%), due 7/31/28 (b)	6,538,917	6,367,271
Total Loan Assignments (Cost $1,673,398,066)		1,602,017,029
Total Long-Term Bonds (Cost $1,796,457,082)		1,718,553,437

	Shares
Affiliated Investment Company 0.4%
Fixed Income Fund 0.4%
MainStay MacKay High Yield Corporate Bond Fund Class I	1,299,065	6,548,198
Total Affiliated Investment Company (Cost $7,331,284)		6,548,198
Common Stocks 0.0% ‡
Automobile Components 0.0% ‡
Millennium Corporate Trust (c)(d)(h)	4,973	—
Millennium Lender Trust (c)(d)(h)	5,298	—
		—
Health Care Equipment & Supplies 0.0% ‡
Carestream Equity (c)(d)(h)	5,387	66,422
Independent Power and Renewable Electricity Producers 0.0% ‡
Sempra Texas Holdings Corp. (c)(d)(h)	175,418	—
Machinery 0.0% ‡
Ameriforge Group, Inc. (c)(d)(h)	387,187	476,240
Total Common Stocks (Cost $2,533,098)		542,662

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Number of Rights	Value
Rights 0.0% ‡
Independent Power and Renewable Electricity Producers 0.0% ‡
Vistra Corp.
Expires 12/31/46 (c)(d)(h)	107,130	$ 128,556
Total Rights (Cost $87,846)		128,556

	Number of Warrants
Warrants 0.0% ‡
Capital Markets 0.0% ‡
THAIHOT Investment Co. Ltd.
Expires 10/13/27 (c)(d)(h)(i)	26	0
Total Warrants (Cost $0)		0

	Principal Amount
Short-Term Investments 1.6%
U.S. Treasury Debt 1.6%
U.S. Treasury Bills (j)
3.692%, due 5/2/23	$ 11,404,000	11,402,684
4.019%, due 5/11/23	1,081,000	1,079,746
4.023%, due 5/16/23	3,260,000	3,254,271
4.51%, due 5/18/23	13,654,000	13,625,969
Total Short-Term Investments (Cost $29,366,391)		29,362,670
Total Investments (Cost $1,835,775,701)	98.4%	1,755,135,523
Other Assets, Less Liabilities	1.6	28,332,717
Net Assets	100.0%	$ 1,783,468,240

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2023.
(c)	Illiquid security—As of April 30, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $16,215,619, which represented 0.9% of the Fund’s net assets.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(f)	Issue in default.
(g)	Issue in non-accrual status.
(h)	Non-income producing security.
(i)	Less than $1.
(j)	Interest rate shown represents yield to maturity.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay MacKay High Yield Corporate Bond Fund Class I	$ 6,342	$ —	$ —	$ —	$ 206	$ 6,548	$ 178	$ —	1,299
Abbreviation(s):
CLO—Collateralized Loan Obligation
LIBOR—London Interbank Offered Rate
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay Floating Rate Fund

SOFR—Secured Overnight Financing Rate
TBD—To Be Determined
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 72,397,819	$ —	$ 72,397,819
Corporate Bonds	—	44,138,589	—	44,138,589
Loan Assignments	—	1,599,749,981	2,267,048	1,602,017,029
Total Long-Term Bonds	—	1,716,286,389	2,267,048	1,718,553,437
Affiliated Investment Company
Fixed Income Fund	6,548,198	—	—	6,548,198
Common Stocks	—	—	542,662	542,662
Rights	—	—	128,556	128,556
Warrants (b)	—	—	0	0
Short-Term Investments
U.S. Treasury Debt	—	29,362,670	—	29,362,670
Total Investments in Securities	$ 6,548,198	$ 1,745,649,059	$ 2,938,266	$ 1,755,135,523

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	Less than $1.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $1,828,444,417)	$1,748,587,325
Investment in affiliated investment companies, at value (identified cost $7,331,284)	6,548,198
Cash	9,839,922
Receivables:
Investment securities sold	33,298,464
Interest	7,280,247
Fund shares sold	5,108,166
Other assets	145,461
Total assets	1,810,807,783
Liabilities
Unrealized depreciation on unfunded commitments (See Note 5)	34,573
Payables:
Investment securities purchased	19,392,728
Fund shares redeemed	4,399,076
Manager (See Note 3)	887,493
Transfer agent (See Note 3)	452,995
NYLIFE Distributors (See Note 3)	154,624
Professional fees	64,223
Custodian	17,870
Shareholder communication	11,469
Trustees	4,853
Accrued expenses	15,080
Distributions payable	1,904,559
Total liabilities	27,339,543
Net assets	$1,783,468,240
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 204,192
Additional paid-in-capital	2,010,959,495
2,011,163,687
Total distributable earnings (loss)	(227,695,447)
Net assets	$1,783,468,240
Class A
Net assets applicable to outstanding shares	$540,015,812
Shares of beneficial interest outstanding	61,836,017
Net asset value per share outstanding	$ 8.73
Maximum sales charge (3.00% of offering price)	0.27
Maximum offering price per share outstanding	$ 9.00
Investor Class
Net assets applicable to outstanding shares	$ 18,742,990
Shares of beneficial interest outstanding	2,146,087
Net asset value per share outstanding	$ 8.73
Maximum sales charge (2.50% of offering price)	0.22
Maximum offering price per share outstanding	$ 8.95
Class B
Net assets applicable to outstanding shares	$ 478,670
Shares of beneficial interest outstanding	54,769
Net asset value and offering price per share outstanding	$ 8.74
Class C
Net assets applicable to outstanding shares	$ 49,379,163
Shares of beneficial interest outstanding	5,652,388
Net asset value and offering price per share outstanding	$ 8.74
Class I
Net assets applicable to outstanding shares	$933,448,310
Shares of beneficial interest outstanding	106,871,658
Net asset value and offering price per share outstanding	$ 8.73
Class R3
Net assets applicable to outstanding shares	$ 902,840
Shares of beneficial interest outstanding	103,345
Net asset value and offering price per share outstanding	$ 8.74
Class R6
Net assets applicable to outstanding shares	$240,460,933
Shares of beneficial interest outstanding	27,523,563
Net asset value and offering price per share outstanding	$ 8.74
SIMPLE Class
Net assets applicable to outstanding shares	$ 39,522
Shares of beneficial interest outstanding	4,525
Net asset value and offering price per share outstanding	$ 8.73

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay Floating Rate Fund

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 84,051,792
Dividends-affiliated	177,842
Total income	84,229,634
Expenses
Manager (See Note 3)	5,841,890
Transfer agent (See Note 3)	1,051,916
Distribution/Service—Class A (See Note 3)	649,084
Distribution/Service—Investor Class (See Note 3)	22,878
Distribution/Service—Class B (See Note 3)	2,629
Distribution/Service—Class C (See Note 3)	268,454
Distribution/Service—Class R3 (See Note 3)	2,140
Distribution/Service—SIMPLE Class (See Note 3)	79
Professional fees	125,831
Registration	108,742
Shareholder communication	69,173
Custodian	34,861
Trustees	28,004
Shareholder service (See Note 3)	428
Miscellaneous	57,622
Total expenses before waiver/reimbursement	8,263,731
Reimbursement from prior custodian(a)	(3,871)
Net expenses	8,259,860
Net investment income (loss)	75,969,774
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(28,752,104)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	71,860,764
Affiliated investments	206,551
Unfunded commitments	186,945
Net change in unrealized appreciation (depreciation)	72,254,260
Net realized and unrealized gain (loss)	43,502,156
Net increase (decrease) in net assets resulting from operations	$119,471,930

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 75,969,774	$ 93,556,460
Net realized gain (loss)	(28,752,104)	(28,663,269)
Net change in unrealized appreciation (depreciation)	72,254,260	(142,915,138)
Net increase (decrease) in net assets resulting from operations	119,471,930	(78,021,947)
Distributions to shareholders:
Class A	(19,367,930)	(18,650,038)
Investor Class	(675,272)	(674,941)
Class B	(17,430)	(19,904)
Class C	(1,775,570)	(1,701,117)
Class I	(41,309,139)	(56,965,680)
Class R3	(30,542)	(24,753)
Class R6	(12,438,887)	(15,202,101)
SIMPLE Class	(1,152)	(887)
Total distributions to shareholders	(75,615,922)	(93,239,421)
Capital share transactions:
Net proceeds from sales of shares	448,776,113	1,632,823,205
Net asset value of shares issued to shareholders in reinvestment of distributions	63,708,193	78,654,636
Cost of shares redeemed	(982,073,565)	(1,354,635,928)
Increase (decrease) in net assets derived from capital share transactions	(469,589,259)	356,841,913
Net increase (decrease) in net assets	(425,733,251)	185,580,545
Net Assets
Beginning of period	2,209,201,491	2,023,620,946
End of period	$1,783,468,240	$ 2,209,201,491
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay Floating Rate Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.55	$ 9.13	$ 8.84	$ 9.02	$ 9.28	$ 9.35
Net investment income (loss)	0.32(a)	0.34(a)	0.25(a)	0.31(a)	0.43(a)	0.40
Net realized and unrealized gain (loss)	0.18	(0.59)	0.28	(0.18)	(0.26)	(0.07)
Total from investment operations	0.50	(0.25)	0.53	0.13	0.17	0.33
Less distributions:
From net investment income	(0.32)	(0.33)	(0.24)	(0.31)	(0.43)	(0.40)
Net asset value at end of period	$ 8.73	$ 8.55	$ 9.13	$ 8.84	$ 9.02	$ 9.28
Total investment return (b)	5.94%	(2.77)%	6.05%	1.55%	1.94%	3.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.50%††	3.82%	2.78%	3.56%	4.76%	4.23%
Net expenses (c)	1.00%††	0.99%	1.02%	1.14%	1.09%	1.05%
Portfolio turnover rate	3%	27%	22%	22%	19%	32%
Net assets at end of period (in 000’s)	$ 540,016	$ 513,558	$ 397,101	$ 279,188	$ 338,392	$ 383,590

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.55	$ 9.13	$ 8.84	$ 9.02	$ 9.28	$ 9.35
Net investment income (loss)	0.32(a)	0.32(a)	0.24(a)	0.31(a)	0.43(a)	0.40
Net realized and unrealized gain (loss)	0.18	(0.58)	0.28	(0.18)	(0.26)	(0.07)
Total from investment operations	0.50	(0.26)	0.52	0.13	0.17	0.33
Less distributions:
From net investment income	(0.32)	(0.32)	(0.23)	(0.31)	(0.43)	(0.40)
Net asset value at end of period	$ 8.73	$ 8.55	$ 9.13	$ 8.84	$ 9.02	$ 9.28
Total investment return (b)	5.90%	(2.85)%	5.96%	1.55%	1.95%	3.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.42%††	3.64%	2.67%	3.55%	4.77%	4.24%
Net expenses (c)	1.09%††	1.07%	1.12%	1.13%	1.08%	1.05%
Portfolio turnover rate	3%	27%	22%	22%	19%	32%
Net assets at end of period (in 000's)	$ 18,743	$ 17,820	$ 19,314	$ 20,569	$ 23,496	$ 21,731

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.55	$ 9.14	$ 8.85	$ 9.03	$ 9.28	$ 9.36
Net investment income (loss)	0.29(a)	0.25(a)	0.17(a)	0.25(a)	0.37(a)	0.33
Net realized and unrealized gain (loss)	0.19	(0.58)	0.28	(0.18)	(0.25)	(0.08)
Total from investment operations	0.48	(0.33)	0.45	0.07	0.12	0.25
Less distributions:
From net investment income	(0.29)	(0.26)	(0.16)	(0.25)	(0.37)	(0.33)
Net asset value at end of period	$ 8.74	$ 8.55	$ 9.14	$ 8.85	$ 9.03	$ 9.28
Total investment return (b)	5.62%	(3.69)%	5.16%	0.79%	1.19%	2.66%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.67%††	2.77%	1.90%	2.87%	4.04%	3.47%
Net expenses (d)	1.84%††	1.82%	1.88%	1.88%	1.83%	1.80%
Portfolio turnover rate	3%	27%	22%	22%	19%	32%
Net assets at end of period (in 000’s)	$ 479	$ 549	$ 897	$ 1,584	$ 3,119	$ 5,259

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.55	$ 9.13	$ 8.84	$ 9.03	$ 9.28	$ 9.36
Net investment income (loss)	0.29(a)	0.26(a)	0.17(a)	0.25(a)	0.37(a)	0.33
Net realized and unrealized gain (loss)	0.19	(0.58)	0.28	(0.19)	(0.25)	(0.08)
Total from investment operations	0.48	(0.32)	0.45	0.06	0.12	0.25
Less distributions:
From net investment income	(0.29)	(0.26)	(0.16)	(0.25)	(0.37)	(0.33)
Net asset value at end of period	$ 8.74	$ 8.55	$ 9.13	$ 8.84	$ 9.03	$ 9.28
Total investment return (b)	5.62%	(3.58)%	5.17%	0.68%	1.30%	2.66%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.65%††	2.92%	1.91%	2.85%	4.03%	3.48%
Net expenses (d)	1.84%††	1.82%	1.88%	1.88%	1.83%	1.80%
Portfolio turnover rate	3%	27%	22%	22%	19%	32%
Net assets at end of period (in 000’s)	$ 49,379	$ 56,706	$ 52,522	$ 55,153	$ 86,012	$ 142,134

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay Floating Rate Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.55	$ 9.13	$ 8.84	$ 9.03	$ 9.28	$ 9.35
Net investment income (loss)	0.33(a)	0.35(a)	0.28(a)	0.33(a)	0.46(a)	0.42
Net realized and unrealized gain (loss)	0.18	(0.58)	0.27	(0.19)	(0.25)	(0.07)
Total from investment operations	0.51	(0.23)	0.55	0.14	0.21	0.35
Less distributions:
From net investment income	(0.33)	(0.35)	(0.26)	(0.33)	(0.46)	(0.42)
Net asset value at end of period	$ 8.73	$ 8.55	$ 9.13	$ 8.84	$ 9.03	$ 9.28
Total investment return (b)	6.07%	(2.53)%	6.31%	1.69%	2.31%	3.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.70%††	3.98%	3.04%	3.85%	5.02%	4.49%
Net expenses (c)	0.75%††	0.74%	0.77%	0.89%	0.84%	0.80%
Portfolio turnover rate	3%	27%	22%	22%	19%	32%
Net assets at end of period (in 000’s)	$ 933,448	$ 1,287,716	$ 1,186,421	$ 445,468	$ 716,692	$ 1,048,033

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Class R3		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.55	$ 9.13	$ 8.84	$ 9.03	$ 9.28	$ 9.35
Net investment income (loss)	0.31(a)	0.30(a)	0.22(a)	0.28(a)	0.40(a)	0.36
Net realized and unrealized gain (loss)	0.19	(0.58)	0.28	(0.19)	(0.25)	(0.07)
Total from investment operations	0.50	(0.28)	0.50	0.09	0.15	0.29
Less distributions:
From net investment income	(0.31)	(0.30)	(0.21)	(0.28)	(0.40)	(0.36)
Net asset value at end of period	$ 8.74	$ 8.55	$ 9.13	$ 8.84	$ 9.03	$ 9.28
Total investment return (b)	5.88%	(3.11)%	5.68%	1.08%	1.69%	3.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.17%††	3.41%	2.43%	3.14%	4.37%	3.97%
Net expenses (c)	1.35%††	1.34%	1.37%	1.49%	1.43%	1.40%
Portfolio turnover rate	3%	27%	22%	22%	19%	32%
Net assets at end of period (in 000’s)	$ 903	$ 745	$ 620	$ 523	$ 436	$ 379

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,			February 28, 2019^ through October 31, 2019
Class R6		2022	2021	2020
Net asset value at beginning of period	$ 8.55	$ 9.13	$ 8.84	$ 9.03	$ 9.18
Net investment income (loss) (a)	0.34	0.36	0.30	0.35	0.32
Net realized and unrealized gain (loss)	0.19	(0.58)	0.27	(0.19)	(0.15)
Total from investment operations	0.53	(0.22)	0.57	0.16	0.17
Less distributions:
From net investment income	(0.34)	(0.36)	(0.28)	(0.35)	(0.32)
Net asset value at end of period	$ 8.74	$ 8.55	$ 9.13	$ 8.84	$ 9.03
Total investment return (b)	6.25%	(2.42)%	6.47%	1.92%	1.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.85%††	4.07%	3.24%	3.99%	5.18%††
Net expenses (c)	0.63%††	0.63%	0.62%	0.67%	0.64%††
Portfolio turnover rate	3%	27%	22%	22%	19%
Net assets at end of period (in 000’s)	$ 240,461	$ 332,082	$ 366,720	$ 120,432	$ 71,077

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class		2022	2021	2020
Net asset value at beginning of period	$ 8.55	$ 9.13	$ 8.84	$ 8.83**
Net investment income (loss) (a)	0.31	0.30	0.22	0.04
Net realized and unrealized gain (loss)	0.18	(0.58)	0.28	0.01
Total from investment operations	0.49	(0.28)	0.50	0.05
Less distributions:
From net investment income	(0.31)	(0.30)	(0.21)	(0.04)
Net asset value at end of period	$ 8.73	$ 8.55	$ 9.13	$ 8.84
Total investment return (b)	5.79%	(3.09)%	5.67%	0.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.30%††	3.41%	2.42%	2.72%††
Net expenses (c)	1.27%††	1.32%	1.38%	1.37%††
Portfolio turnover rate	3%	27%	22%	22%
Net assets at end of period (in 000’s)	$ 40	$ 26	$ 27	$ 25

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay Floating Rate Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Floating Rate Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	May 3, 2004
Investor Class	February 28, 2008
Class B	May 3, 2004
Class C	May 3, 2004
Class I	May 3, 2004
Class R3	February 29, 2016
Class R6	February 28, 2019
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions of such shares made within one year of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to Class A or Investor Class shares at the end of the calendar quarter four years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R3 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plan for Class R3 shares.
The Fund's investment objective is to seek high current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available;

45

Notes to Financial Statements (Unaudited) (continued)
periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at

46	MainStay Floating Rate Fund

which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30,
2023, securities that were fair valued in such a manner are shown in the Portfolio of Investments.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of April 30, 2023, and can change at any time. Illiquid investments as of April 30, 2023, are shown in the Portfolio of Investments.
47

Notes to Financial Statements (Unaudited) (continued)
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source. Premiums and discount on purchased securities other than bank loans, are accreted and amortized, respectively on the effective interest rate method. Premiums and discounts on purchased bank loan securities are accreted and amortized, respectively, on the straight line method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the London Interbank Offered Rate ("LIBOR") or an alternative reference rate.
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

48	MainStay Floating Rate Fund

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2023, the Fund held unfunded commitments. (See Note 5).
(H) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of April 30, 2023 are shown in the Portfolio of Investments.
(I) Loan Risk. The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund's NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Debt Securities Risk.  The Fund's investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or assessments of an issuer's credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.
(L) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. In connection with supervisory guidance from regulators, certain regulated entities ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. It could
49

Notes to Financial Statements (Unaudited) (continued)
also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.
(M) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between
New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the six-month period ended April 30, 2023, the effective management fee rate was 0.59%.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.05% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6 shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $5,841,890 and paid the Subadvisor in the amount of $2,920,944.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor

50	MainStay Floating Rate Fund

Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Distributor receives a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class shares Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.
During the six-month period ended April 30, 2023, shareholder service fees incurred by the Fund were as follows:

Class R3	$428
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $21,761 and $770, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2023, of $116,301 and $6,814, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February
28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$313,844	$—
Investor Class	19,141	—
Class B	550	—
Class C	56,175	—
Class I	655,301	—
Class R3	516	—
Class R6	6,366	—
SIMPLE Class	23	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$28,450	0.0%‡
SIMPLE Class	27,074	68.5

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,835,874,533	$2,597,480	$(83,336,490)	$(80,739,010)
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $118,513,403, as shown in the table below, were available to the extent provided by the regulations to offset future realized
51

Notes to Financial Statements (Unaudited) (continued)
gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$23,446	$95,067
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$93,239,421
Note 5–Commitments and Contingencies
As of April 30, 2023, the Fund had unfunded commitments pursuant to the following loan agreements:
Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
athenahealth Group, Inc., Initial Delayed Draw Term Loan 3.50%, due 2/15/29	$ 557,404	$(31,688)
Hillman Group, Inc. (The), Initial Delayed Draw Term Loan 2.75%, due 7/14/28	360,236	(2,070)
Pediatric Associates Holding Co. LLC, Amendment No. 1 Incremental Delayed Draw Term Loan 3.25%, due 12/29/28	85,266	(815)
Total	$1,002,906	$(34,573)
Commitments are available until maturity date.
Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 7–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 9–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $66,630 and $529,229, respectively.
Note 10–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:

52	MainStay Floating Rate Fund

Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	13,130,084	$ 114,065,019
Shares issued to shareholders in reinvestment of distributions	2,054,007	17,870,667
Shares redeemed	(13,614,086)	(118,160,468)
Net increase (decrease) in shares outstanding before conversion	1,570,005	13,775,218
Shares converted into Class A (See Note 1)	219,850	1,902,820
Shares converted from Class A (See Note 1)	(40,949)	(355,335)
Net increase (decrease)	1,748,906	$ 15,322,703
Year ended October 31, 2022:
Shares sold	35,322,150	$ 315,191,998
Shares issued to shareholders in reinvestment of distributions	1,953,269	17,079,210
Shares redeemed	(21,176,272)	(186,216,536)
Net increase (decrease) in shares outstanding before conversion	16,099,147	146,054,672
Shares converted into Class A (See Note 1)	529,231	4,710,199
Shares converted from Class A (See Note 1)	(42,046)	(372,281)
Net increase (decrease)	16,586,332	$ 150,392,590

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	172,127	$ 1,496,362
Shares issued to shareholders in reinvestment of distributions	76,274	663,606
Shares redeemed	(125,060)	(1,088,395)
Net increase (decrease) in shares outstanding before conversion	123,341	1,071,573
Shares converted into Investor Class (See Note 1)	25,518	222,042
Shares converted from Investor Class (See Note 1)	(87,586)	(756,520)
Net increase (decrease)	61,273	$ 537,095
Year ended October 31, 2022:
Shares sold	496,359	$ 4,443,739
Shares issued to shareholders in reinvestment of distributions	75,245	659,414
Shares redeemed	(329,433)	(2,911,023)
Net increase (decrease) in shares outstanding before conversion	242,171	2,192,130
Shares converted into Investor Class (See Note 1)	64,918	575,033
Shares converted from Investor Class (See Note 1)	(337,925)	(3,027,893)
Net increase (decrease)	(30,836)	$ (260,730)

Class B	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	9,483	$ 82,469
Shares issued to shareholders in reinvestment of distributions	1,475	12,841
Shares redeemed	(10,721)	(92,905)
Net increase (decrease) in shares outstanding before conversion	237	2,405
Shares converted from Class B (See Note 1)	(9,633)	(83,660)
Net increase (decrease)	(9,396)	$ (81,255)
Year ended October 31, 2022:
Shares sold	15,256	$ 135,583
Shares issued to shareholders in reinvestment of distributions	1,635	14,353
Shares redeemed	(28,245)	(250,015)
Net increase (decrease) in shares outstanding before conversion	(11,354)	(100,079)
Shares converted from Class B (See Note 1)	(22,634)	(200,602)
Net increase (decrease)	(33,988)	$ (300,681)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	577,515	$ 5,010,849
Shares issued to shareholders in reinvestment of distributions	194,338	1,691,175
Shares redeemed	(1,663,375)	(14,449,187)
Net increase (decrease) in shares outstanding before conversion	(891,522)	(7,747,163)
Shares converted from Class C (See Note 1)	(88,625)	(768,532)
Net increase (decrease)	(980,147)	$ (8,515,695)
Year ended October 31, 2022:
Shares sold	3,237,524	$ 29,019,142
Shares issued to shareholders in reinvestment of distributions	184,730	1,614,748
Shares redeemed	(2,369,536)	(20,786,152)
Net increase (decrease) in shares outstanding before conversion	1,052,718	9,847,738
Shares converted from Class C (See Note 1)	(171,884)	(1,522,009)
Net increase (decrease)	880,834	$ 8,325,729

53

Notes to Financial Statements (Unaudited) (continued)
Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	35,256,785	$ 306,427,300
Shares issued to shareholders in reinvestment of distributions	3,592,913	31,237,580
Shares redeemed	(82,650,909)	(716,102,660)
Net increase (decrease) in shares outstanding before conversion	(43,801,211)	(378,437,780)
Shares converted into Class I (See Note 1)	39,399	341,801
Shares converted from Class I (See Note 1)	(14,779)	(129,467)
Net increase (decrease)	(43,776,591)	$ (378,225,446)
Year ended October 31, 2022:
Shares sold	130,993,383	$ 1,172,562,445
Shares issued to shareholders in reinvestment of distributions	5,028,139	44,069,454
Shares redeemed	(115,362,508)	(1,009,434,495)
Net increase (decrease) in shares outstanding before conversion	20,659,014	207,197,404
Shares converted into Class I (See Note 1)	40,608	359,148
Shares converted from Class I (See Note 1)	(5,009)	(42,826)
Net increase (decrease)	20,694,613	$ 207,513,726

Class R3	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	28,329	$ 245,147
Shares issued to shareholders in reinvestment of distributions	1,833	15,957
Shares redeemed	(13,962)	(121,239)
Net increase (decrease)	16,200	$ 139,865
Year ended October 31, 2022:
Shares sold	29,390	$ 264,271
Shares issued to shareholders in reinvestment of distributions	1,663	14,553
Shares redeemed	(11,770)	(103,249)
Net increase (decrease)	19,283	$ 175,575

Class R6	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	2,470,698	$ 21,436,820
Shares issued to shareholders in reinvestment of distributions	1,403,293	12,215,215
Shares redeemed	(15,144,051)	(132,058,711)
Net increase (decrease) in shares outstanding before conversion	(11,270,060)	(98,406,676)
Shares converted from Class R6 (See Note 1)	(43,122)	(373,149)
Net increase (decrease)	(11,313,182)	$ (98,779,825)
Year ended October 31, 2022:
Shares sold	12,396,571	$ 111,206,027
Shares issued to shareholders in reinvestment of distributions	1,732,416	15,202,017
Shares redeemed	(15,392,660)	(134,934,458)
Net increase (decrease) in shares outstanding before conversion	(1,263,673)	(8,526,414)
Shares converted from Class R6 (See Note 1)	(55,146)	(478,769)
Net increase (decrease)	(1,318,819)	$ (9,005,183)

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,381	$ 12,147
Shares issued to shareholders in reinvestment of distributions	132	1,152
Net increase (decrease)	1,513	$ 13,299
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	102	$ 887
Net increase (decrease)	102	$ 887
Note 11–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.

54	MainStay Floating Rate Fund

Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
55

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Floating Rate Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, NYL Investors personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

56	MainStay Floating Rate Fund

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by NYL Investors, evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.  The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at NYL Investors. The Board considered New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund.  The Board also considered NYL Investors’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
57

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund as well as the MainStay Group of Funds.  Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including NYL Investors’, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds.  The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the

58	MainStay Floating Rate Fund

Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including NYL Investors, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
59

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
60	MainStay Floating Rate Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022 through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments, (iii) the Fund's investment strategy continues to be appropriate for an open-end and (iv) as applicable, the Fund's highly liquid investment minimum ("HLIM") operated effectively and was adequate and effective as one element of the Fund's liquidity risk management. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a HLIM. In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
61

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
62	MainStay Floating Rate Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022206MS043-23	MSFR10-06/23
(NYLIM) NL225

MainStay MacKay California Tax Free Opportunities Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3.00% Initial Sales Charge	With sales charges	2/28/2013	5.21%	-2.15%	0.63%	2.13%	0.76%
		Excluding sales charges		8.47	2.46	1.56	2.60	0.76
Investor Class Shares[4,5]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2013	5.85	-1.56	0.63	2.07	0.78
		Excluding sales charges		8.57	2.54	1.56	2.54	0.78
Class C Shares	Maximum 1.00% CDSC	With sales charges	2/28/2013	7.43	1.29	1.30	2.28	1.03
	if Redeemed Within One Year of Purchase	Excluding sales charges		8.43	2.28	1.30	2.28	1.03
Class C2 Shares	Maximum 1.00% CDSC	With sales charges	8/31/2020	7.34	1.13	N/A	-2.15	1.18
	if Redeemed Within One Year of Purchase	Excluding sales charges		8.34	2.12	N/A	-2.15	1.18
Class I Shares	No Sales Charge		2/28/2013	8.60	2.71	1.81	2.85	0.51
Class R6 Shares	No Sales Charge		11/1/2019	8.60	2.72	N/A	-0.27	0.49

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to August 10, 2022, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
5.	Prior to August 10, 2022, the maximum initial sales charge was 4.00%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg California Municipal Bond Index[2]	7.34%	3.45%	2.01%	2.38%
Morningstar Muni California Long Category Average[3]	8.33	1.34	1.45	2.17

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg California Municipal Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg California Municipal Bond Index is a market value weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more.
3.	The Morningstar Muni California Long Category Average is representative of funds that invest at least 80% of assets in California municipal debt. These funds have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay California Tax Free Opportunities Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,084.70	$3.88	$1,021.08	$3.76	0.75%
Investor Class Shares	$1,000.00	$1,085.70	$3.98	$1,020.98	$3.86	0.77%
Class C Shares	$1,000.00	$1,084.30	$5.27	$1,019.74	$5.11	1.02%
Class C2 Shares	$1,000.00	$1,083.40	$6.04	$1,018.99	$5.86	1.17%
Class I Shares	$1,000.00	$1,086.00	$2.59	$1,022.32	$2.51	0.50%
Class R6 Shares	$1,000.00	$1,086.00	$2.48	$1,022.41	$2.41	0.48%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2023 (Unaudited)
General Obligation	31.5%
Other Revenue	23.5
Transportation	14.4
Water & Sewer	8.8
Education	6.4
Utilities	5.1
Hospital	3.3
General	3.3%
Certificate of Participation/Lease	2.4
Housing	1.7
Short–Term Investment	0.5
Other Assets, Less Liabilities	–0.9
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	State of California, 4.00%-5.25%, due 11/1/28–4/1/49
2.	California Municipal Finance Authority, 3.25%-5.30%, due 2/1/27–10/1/54
3.	California Community Choice Financing Authority, 4.00%-5.25%, due 2/1/52–1/1/54
4.	City of Los Angeles, 3.00%-5.50%, due 5/15/29–5/15/48
5.	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 5.00%, due 7/1/30–7/1/47
6.	California Infrastructure & Economic Development Bank, 3.65%-5.00%, due 11/1/39–1/1/56
7.	University of California, 4.00%-5.50%, due 5/15/40–5/15/47
8.	Southern California Public Power Authority, 5.00%-5.25%, due 7/1/30–7/1/53
9.	Commonwealth of Puerto Rico, 4.00%-5.75%, due 7/1/25–7/1/35
10.	Bay Area Toll Authority, 3.10%-5.25%, due 4/1/35–4/1/55

8	MainStay MacKay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay California Tax Free Opportunities Fund perform relative to its benchmark and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay MacKay California Tax Free Opportunities Fund returned 8.60%, outperforming the 7.34% return of the Fund’s benchmark, the Bloomberg California Municipal Bond Index (the "Index"). Over the same period, Class I shares outperformed the 8.33% return of the Morningstar Muni California Long Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund outperformed the Index during the reporting period in part due to structure and yield curve2positioning. Adding to the relative return was the Fund’s overweight exposure to longer maturing bonds. Late in the reporting period, U.S. Treasury interest rates pivoted lower as the U.S. Federal Reserve hinted towards an end to its historic hiking cycle. In addition, overweight exposure to 4+% coupons aided on a relative basis. From a geographic perspective, an overweight exposure to out-of-Index U.S. territories—Puerto Rico, in particular—contributed positively on a relative basis. (Contributions take weightings and total returns into account.) From a credit perspective, overweight exposure to non-rated bonds as well as underweight exposure to AA-rated3 credits were positive contributors to relative performance.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund, at times, will employ a Treasury futures hedge, typically as a paired strategy with longer maturity bonds, to dampen duration4 and interest-rate sensitivity. During the reporting period, the Fund’s performance was not materially impacted.
What was the Fund’s duration strategy during the reporting period?
The Fund’s duration was targeted to remain in a neutral range relative to the Fund’s investable universe as outlined in the prospectus. In addition to investment-grade California bonds, the Fund may also invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in securities below investment grade. Since the Fund’s investable universe is broader than the Index, the Fund’s duration may also differ from that of the Index. The Fund ended the reporting period with a longer duration posture than the Index. As of April 30, 2023, the Fund's modified duration5 to worst was 6.45 years, while the Index’s modified duration to worst was 5.56 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, overweight positioning in the local general obligation and special tax sectors produced the largest relative outperformance; however, underweights to the state general obligation, leasing and electric sectors offset some of those gains.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. The Fund added to the electric and water/sewer sectors, as we expect greater demand for traditional municipal bonds secured by the revenues of essential service providers in the coming year. Conversely, the Fund’s exposures in the hospital and local general obligation sectors decreased.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, the Fund continued to hold overweight exposure to the long end of the curve where municipal yields are more attractive. In addition, the Fund held an overweight allocation to the special tax and local general obligation sectors. From a ratings perspective, the Fund held overweight exposure to AAA-rated6 bonds. The Fund increased its exposure to high-quality municipal credits since they are in relatively strong financial condition and are available at much higher yields. In addition, the Fund held overweight exposure to bonds from Puerto Rico, which are not included in the Index. As of the same date, the Fund held underweight exposure to the state general obligation, prerefunded and hospital sectors.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	An obligation rated ‘AA’ by Standard & Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
6.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments April 30, 2023†^(Unaudited)
	Principal Amount	Value
Municipal Bonds 100.4%
Long-Term Municipal Bonds 96.4%
Certificate of Participation/Lease 2.4%
California Municipal Finance Authority, Palomar Health Obligated Group, Certificate of Participation
Series A, Insured: AGM
5.25%, due 11/1/52	$ 6,380,000	$ 6,798,821
Hayward Unified School District, Certificate of Participation
5.25%, due 8/1/47	6,900,000	7,221,283
Oxnard School District, Property Acquisition and Improvement Project, Certificate of Participation
Insured: BAM
5.00%, due 8/1/45 (a)	975,000	1,023,815
Santa Clara Valley Water District, Certificate of Participation
Series D-1
4.25%, due 12/1/24	10,000,000	9,939,560
		24,983,479
Education 6.4%
California Educational Facilities Authority, Loyola Marymount University, Green Bond, Revenue Bonds
Series B
5.00%, due 10/1/31	525,000	585,135
California Infrastructure & Economic Development Bank, Equitable School Revolving Fund LLC Obligated Group, Revenue Bonds
Series B
4.00%, due 11/1/45	600,000	553,993
Series B
4.00%, due 11/1/55	915,000	800,522
Series B
5.00%, due 11/1/39	300,000	314,215
Series B
5.00%, due 11/1/44	350,000	361,726
Series B
5.00%, due 11/1/49	500,000	513,410
California Infrastructure & Economic Development Bank, WFCS Portfolio Projects, Revenue Bonds (b)
Series A-1
5.00%, due 1/1/55	2,540,000	1,961,725
	Principal Amount	Value

Education (continued)
California Infrastructure & Economic Development Bank, WFCS Portfolio Projects, Revenue Bonds (b) (continued)
Series A-1
5.00%, due 1/1/56	$ 840,000	$ 646,156
California Municipal Finance Authority, Charter School, King Chavez Academy, Revenue Bonds (b)
Series A
5.00%, due 5/1/36	1,275,000	1,275,700
Series A
5.00%, due 5/1/46	1,325,000	1,275,928
California Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects (The), Revenue Bonds (b)
Series A
5.00%, due 7/1/36	1,300,000	1,264,481
Series A
5.00%, due 7/1/46	795,000	720,075
California Municipal Finance Authority, Claremont Graduate University, Revenue Bonds
Series B
5.00%, due 10/1/54 (b)	1,380,000	1,219,367
California Municipal Finance Authority, Creative Center Los Altos Project (The), Revenue Bonds (b)
Series B
4.00%, due 11/1/36	400,000	346,467
Series B
4.50%, due 11/1/46	1,600,000	1,329,585
California Municipal Finance Authority, National University, Revenue Bonds
Series A
5.00%, due 4/1/31	1,000,000	1,115,923
California Municipal Finance Authority, Partnerships to Uplift Community Project, Revenue Bonds
Series A
5.30%, due 8/1/47	500,000	460,313
California Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds
5.00%, due 12/1/38	845,000	860,764

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
California Municipal Finance Authority, University of San Diego, Revenue Bonds
Series A
5.00%, due 10/1/44	$ 3,065,000	$ 3,279,904
Series A
5.00%, due 10/1/49	4,440,000	4,718,611
California Public Finance Authority, California University of Science & Medicine Obligated Group, Revenue Bonds
Series A
6.25%, due 7/1/54 (b)	1,000,000	1,060,018
California School Finance Authority, Aspire Public Schools Obligated Group, Revenue Bonds (b)
5.00%, due 8/1/27	475,000	485,332
5.00%, due 8/1/28	650,000	664,484
5.00%, due 8/1/36	550,000	555,802
5.00%, due 8/1/41	700,000	701,894
5.00%, due 8/1/46	900,000	891,753
California School Finance Authority, Classical Academies Project, Revenue Bonds
Series A
5.00%, due 10/1/37 (b)	1,485,000	1,531,054
California School Finance Authority, Grimmway Schools Obligated Group, Revenue Bonds (b)
Series A
4.25%, due 7/1/28	1,635,000	1,620,794
Series A
5.00%, due 7/1/46	750,000	729,884
California School Finance Authority, High Tech High Learning Project, Revenue Bonds (b)
Series A
5.00%, due 7/1/37	500,000	485,638
Series A
5.00%, due 7/1/49	500,000	461,596
California School Finance Authority, Kipp Social Public Schools Project, Revenue Bonds
Series A
5.00%, due 7/1/34 (b)	600,000	609,540
	Principal Amount	Value

Education (continued)
California School Finance Authority, Vista Charter Public Schools, Revenue Bonds
Series A
4.00%, due 6/1/51 (b)	$ 1,790,000	$ 1,360,102
California State University, Systemwide, Revenue Bonds
Series A
4.00%, due 11/1/38	2,865,000	2,886,301
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.875%, due 11/1/43	1,000,000	1,002,879
Irvine Unified School District, Community Facilities District No. 9, Special Tax
Series A
5.00%, due 9/1/36	545,000	573,991
Poway Unified School District, Community Facilities District No. 15, Special Tax
Insured: BAM
5.25%, due 9/1/52	1,750,000	1,893,771
University of California, Revenue Bonds
Series BE
4.00%, due 5/15/47	14,500,000	14,436,883
Series AV
5.25%, due 5/15/42	5,000,000	5,392,678
Series BN
5.50%, due 5/15/40	5,700,000	6,872,117
		67,820,511
General 3.3%
Cathedral City Redevelopment Agency Successor Agency, Merged Redevelopment Project Area, Tax Allocation
Series A, Insured: AGM
5.00%, due 8/1/26	1,000,000	1,024,365
Series A, Insured: AGM
5.00%, due 8/1/34	1,000,000	1,021,315
City of Irvine, Community Facilities District No. 2013-3, Special Tax
5.00%, due 9/1/49	1,385,000	1,393,678
City of Palm Desert, University Park, Special Tax
3.00%, due 9/1/31	315,000	293,720
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General (continued)
City of Palm Desert, University Park, Special Tax (continued)
4.00%, due 9/1/41	$ 450,000	$ 417,421
City of Rocklin, Community Facilities District No. 10, Special Tax
5.00%, due 9/1/39	1,125,000	1,147,214
City of San Mateo, Community Facilities District No. 2008-1, Special Tax
Insured: BAM
5.25%, due 9/1/40	4,000,000	4,382,705
City of South San Francisco, Community Facilities District No. 2021-01, Special Tax
4.00%, due 9/1/44	400,000	368,146
Corona Community Facilities District, Community Facilities District No. 2018-2, Special Tax
Series A
4.625%, due 9/1/37	600,000	611,793
Series A
5.00%, due 9/1/42	800,000	819,021
Irvine Facilities Financing Authority, Community Facilities District No. 2013-3, Special Tax
Series A, Insured: BAM
5.25%, due 9/1/53	12,000,000	13,550,075
Mountain View Shoreline Regional Park Community, Tax Allocation
Series A, Insured: AGM
5.00%, due 8/1/36	1,645,000	1,804,575
River Islands Public Financing Authority, Community Facilities District No. 2003-1, Special Tax
Series A-1, Insured: AGM
5.00%, due 9/1/42	1,500,000	1,674,537
Series A-1, Insured: AGM
5.25%, due 9/1/52	1,000,000	1,118,554
Riverside County Public Financing Authority, Desert Communities & Interstate 215 Corridor Projects, Tax Allocation
Series A, Insured: BAM
4.00%, due 10/1/40	1,000,000	1,003,546
	Principal Amount	Value

General (continued)
Sacramento Area Flood Control Agency, Consolidated Capital Assessment District No. 2, Special Assessment
4.00%, due 10/1/47	$ 3,700,000	$ 3,675,372
South Orange County Public Financing Authority, Special Tax, Senior Lien
Series A
5.00%, due 8/15/32	775,000	778,902
		35,084,939
General Obligation 31.5%
Alvord Unified School District, Election 2012, Unlimited General Obligation
Series A, Insured: AGM
5.25%, due 8/1/37	825,000	829,186
Brawley Union High School District, Election 2018, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 8/1/44	1,280,000	1,346,463
Cabrillo Unified School District, Election of 2018, Unlimited General Obligation
Series B, Insured: AGM-CR
5.00%, due 8/1/50	3,150,000	3,352,085
Central Union High School District, Election of 2016, Unlimited General Obligation
5.25%, due 8/1/46	2,000,000	2,109,148
Ceres Unified School District, Unlimited General Obligation
Insured: BAM
(zero coupon), due 8/1/37	500,000	285,644
Clovis Unified School District, Unlimited General Obligation
Series B
5.25%, due 8/1/41	1,100,000	1,232,845
Series B
5.25%, due 8/1/42	1,000,000	1,116,419
Coalinga-Huron Joint Unified School District, Election of 2016, Unlimited General Obligation
Series B, Insured: BAM
5.00%, due 8/1/48	3,250,000	3,425,311

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
4.00%, due 7/1/33	$ 7,000,000	$ 6,420,868
Series A-1
4.00%, due 7/1/35	3,350,000	3,004,767
Series A-1
5.375%, due 7/1/25	2,000,873	2,039,766
Series A-1
5.625%, due 7/1/27	8,000,000	8,346,990
Series A-1
5.75%, due 7/1/31	4,800,000	5,148,204
Cuyama Joint Unified School District, Election of 2016, Unlimited General Obligation
Series B, Insured: AGM
5.25%, due 8/1/48	500,000	530,920
Denair Unified School District, Election of 2007, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/41	4,260,000	1,859,607
Desert Community College District, Unlimited General Obligation
Series A-1
4.00%, due 8/1/51	2,000,000	1,995,503
El Rancho Unified School District, Election 2016, Unlimited General Obligation
Series A, Insured: BAM
5.25%, due 8/1/46	2,745,000	2,906,557
Etiwanda School District, Unlimited General Obligation
Series C
5.25%, due 8/1/52	5,675,000	6,369,112
Fort Bragg Unified School District, Election of 2020, Unlimited General Obligation
Series B
5.50%, due 8/1/52	1,000,000	1,101,628
Fremont Union High School District, Unlimited General Obligation
Series B
5.00%, due 8/1/32	3,260,000	3,625,005
	Principal Amount	Value

General Obligation (continued)
Glendale Community College District, Election of 2016, Unlimited General Obligation
Series B
3.00%, due 8/1/47	$ 4,500,000	$ 3,548,522
Hartnell Community College District, Unlimited General Obligation
Series A
(zero coupon), due 8/1/37	2,500,000	1,384,665
Healdsburg Unified School District, Unlimited General Obligation
Series A
4.60%, due 8/1/37	4,405,000	4,644,403
Holtville Unified School District, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 8/1/44	1,240,000	1,330,298
Inglewood Unified School District, Election of 2012, Unlimited General Obligation
Series B, Insured: BAM
5.00%, due 8/1/35	800,000	859,285
Inglewood Unified School District, Election of 2020, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/51	4,000,000	3,840,626
Jurupa Unified School District, Unlimited General Obligation
Series B
5.00%, due 8/1/37	1,000,000	1,079,175
Jurupa Unified School District, Election 2014, Unlimited General Obligation
Series C
5.25%, due 8/1/43	2,000,000	2,198,186
Kerman Unified School District, Election of 2016, Unlimited General Obligation
Insured: BAM
5.25%, due 8/1/46	1,755,000	1,873,926
Kern Community College District, Unlimited General Obligation
Series C
3.00%, due 8/1/46	5,000,000	3,963,235
Series D
5.25%, due 8/1/33	1,000,000	1,237,950
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Kern Community College District, Unlimited General Obligation (continued)
Series D
5.25%, due 8/1/34	$ 700,000	$ 858,133
Series D
5.25%, due 8/1/38	2,000,000	2,330,491
Series D
5.25%, due 8/1/39	1,400,000	1,621,975
Series D
5.25%, due 8/1/40	2,200,000	2,533,713
Kern Community College District, Safety Repair & Improvement, Unlimited General Obligation
Series C
5.75%, due 11/1/34	650,000	658,448
Lemoore Union High School District, Election 2016, Unlimited General Obligation
Series A
5.50%, due 8/1/42	560,000	610,237
Long Beach Community College District, Unlimited General Obligation
Series C
4.00%, due 8/1/49	3,000,000	2,939,317
Los Angeles Community College District, Unlimited General Obligation
Series I
4.00%, due 8/1/34	4,000,000	4,165,770
Los Angeles Unified School District, Unlimited General Obligation
Series A
5.00%, due 7/1/25	1,250,000	1,311,424
Series A
5.00%, due 7/1/32	1,500,000	1,751,964
Series A
5.00%, due 7/1/33	1,000,000	1,166,249
Series B-1
5.25%, due 7/1/42	4,000,000	4,359,410
Series QRR
5.25%, due 7/1/47	7,500,000	8,558,606
	Principal Amount	Value

General Obligation (continued)
Marysville Joint Unified School District, Election 2008, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/35	$ 1,500,000	$ 917,172
Insured: AGM
(zero coupon), due 8/1/36	2,000,000	1,157,307
Insured: AGM
(zero coupon), due 8/1/37	2,000,000	1,098,633
Montebello Unified School District, Unlimited General Obligation
Series B, Insured: AGM
5.50%, due 8/1/47	1,500,000	1,675,817
Mount Diablo Unified School District, Unlimited General Obligation
Series B
4.00%, due 8/1/29	1,000,000	1,090,222
Mount San Jacinto Community College District, Election 2014, Unlimited General Obligation
Series B
4.00%, due 8/1/38	1,985,000	2,036,587
Needles Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series B, Insured: AGM
(zero coupon), due 8/1/45	1,250,000	1,057,215
North Orange County Community College District, Election of 2014, Unlimited General Obligation
Series C
4.00%, due 8/1/47	4,750,000	4,755,551
Ocean View School District of Orange County, Unlimited General Obligation
Series C, Insured: AGM
3.00%, due 8/1/47	3,040,000	2,397,224
Ontario Montclair School District, Election of 2016, Unlimited General Obligation
Series A
5.00%, due 8/1/46	7,765,000	8,218,384
Palomar Community College District, Election of 2006, Unlimited General Obligation
Series B
(zero coupon), due 8/1/39	2,000,000	2,248,108

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Palomar Community College District, Election of 2006, Unlimited General Obligation (continued)
Series D
5.25%, due 8/1/45	$ 3,500,000	$ 3,747,018
Peralta Community College District, Unlimited General Obligation
Series A
4.00%, due 8/1/39	3,000,000	3,009,937
Series D, Insured: AGM-CR
4.00%, due 8/1/39	1,250,000	1,255,206
Pleasant Valley School District, Election of 2018, Unlimited General Obligation
Series B
4.00%, due 8/1/46	2,250,000	2,243,378
Ravenswood City School District, Election 2018, Unlimited General Obligation
Insured: AGM
5.25%, due 8/1/45	3,500,000	3,920,279
Redwood City School District, Election 2015, Unlimited General Obligation
5.25%, due 8/1/44	2,000,000	2,200,663
Rio Hondo Community College District, Election 2004, Unlimited General Obligation
Series C
(zero coupon), due 8/1/42	2,000,000	2,384,188
Sacramento City Unified School District, Election of 2020, Unlimited General Obligation
Series A, Insured: BAM
5.50%, due 8/1/52	4,500,000	5,026,588
Salinas Union High School District, Unlimited General Obligation
Series A
4.00%, due 8/1/47	4,300,000	4,292,547
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation
Series C, Insured: AGM
5.00%, due 8/1/34	655,000	689,978
	Principal Amount	Value

General Obligation (continued)
San Diego Unified School District, Election of 2012, Unlimited General Obligation
Series R-2
(zero coupon), due 7/1/41	$ 4,360,000	$ 4,095,137
Series I
4.00%, due 7/1/34	1,000,000	1,050,101
Series F
5.00%, due 7/1/40	3,000,000	3,108,720
San Diego Unified School District, Election of 2018, Unlimited General Obligation
Series F-2
5.00%, due 7/1/40	3,020,000	3,430,707
San Francisco Bay Area Rapid Transit District, Election of 2016, Unlimited General Obligation
Series D-1
4.00%, due 8/1/47	10,250,000	10,242,971
Series D-1
5.25%, due 8/1/47	6,750,000	7,630,861
San Jose Evergreen Community College District, Unlimited General Obligation
Series C-1
4.997%, due 9/1/25	1,250,000	1,264,011
Series C
5.00%, due 9/1/39	3,000,000	3,466,441
Series C
5.00%, due 9/1/40	2,575,000	2,955,191
San Juan Unified School District, Election 2016, Unlimited General Obligation
5.00%, due 8/1/36	1,500,000	1,705,771
5.00%, due 8/1/38	1,800,000	2,018,724
San Juan Unified School District, Election of 2012, Unlimited General Obligation
Series N
4.00%, due 8/1/31	1,975,000	2,059,010
San Leandro Unified School District, Election 2016, Unlimited General Obligation
Series A, Insured: BAM
5.25%, due 8/1/42	1,000,000	1,074,515
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
San Luis Obispo County Community College District, Unlimited General Obligation
Series B
4.00%, due 8/1/43	$ 2,250,000	$ 2,259,119
San Mateo Foster City School District, Unlimited General Obligation
Series B
5.00%, due 8/1/40	1,000,000	1,154,310
Series B
5.00%, due 8/1/41	1,150,000	1,319,680
San Rafael City Elementary School District, Election of 2022, Unlimited General Obligation
Series A
5.25%, due 8/1/52	1,250,000	1,376,533
San Rafael City High School District, Election of 2022, Unlimited General Obligation
Series A
5.25%, due 8/1/52	4,250,000	4,728,842
San Ysidro School District, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/47	3,000,000	833,512
Santa Barbara Unified School District, Election 2010, Unlimited General Obligation
Series A
(zero coupon), due 8/1/36	1,000,000	1,305,639
Santa Clarita Community College District, Election of 2016, Unlimited General Obligation
5.25%, due 8/1/48	2,000,000	2,259,673
Santa Monica Community College District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/45	8,750,000	8,764,369
Simi Valley Unified School District, Election 2016, Unlimited General Obligation
Series B
5.00%, due 8/1/42	1,375,000	1,467,890
	Principal Amount	Value

General Obligation (continued)
South San Francisco Unified School District, Unlimited General Obligation
4.00%, due 9/1/40	$ 1,000,000	$ 1,022,744
4.00%, due 9/1/41	1,690,000	1,720,177
State of California, Various Purpose, Unlimited General Obligation
4.00%, due 9/1/34	3,500,000	3,615,887
4.00%, due 3/1/36	3,395,000	3,581,706
4.00%, due 10/1/36	4,150,000	4,388,126
4.00%, due 11/1/36	2,500,000	2,634,760
4.00%, due 10/1/37	4,000,000	4,169,177
4.00%, due 10/1/37	4,445,000	4,632,998
4.00%, due 11/1/38	4,775,000	4,929,505
4.00%, due 10/1/39	3,500,000	3,581,446
4.00%, due 3/1/40	5,000,000	5,099,043
4.00%, due 9/1/42	6,250,000	6,381,178
4.00%, due 4/1/49	1,895,000	1,872,943
5.00%, due 11/1/28	5,000,000	5,653,136
5.00%, due 4/1/29	1,000,000	1,141,311
5.00%, due 4/1/30	1,780,000	2,071,505
5.00%, due 11/1/30	7,000,000	8,234,400
5.00%, due 10/1/31	1,475,000	1,760,559
5.00%, due 9/1/32	1,840,000	2,191,026
5.00%, due 9/1/42	3,550,000	4,036,710
5.25%, due 9/1/47	4,000,000	4,578,926
Sunnyvale School District, Unlimited General Obligation
Series B
5.00%, due 9/1/48 (c)	2,820,000	3,116,748
Temecula Valley Unified School District, Election 2012, Unlimited General Obligation
Series C
5.25%, due 8/1/44	1,000,000	1,056,993
Ukiah Unified School District, Election of 2020, Unlimited General Obligation
Series B, Insured: AGM
5.50%, due 8/1/53	2,500,000	2,807,793
Vacaville Unified School District, Unlimited General Obligation
Series D
4.00%, due 8/1/42	1,000,000	1,002,810

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Val Verde Unified School District, Election of 2020, Unlimited General Obligation
Series B, Insured: AGM
4.00%, due 8/1/51	$ 1,000,000	$ 966,553
Vista Unified School District, Unlimited General Obligation
Series B, Insured: BAM
5.25%, due 8/1/48	1,385,000	1,562,498
West Valley-Mission Community College District, Unlimited General Obligation
Series A
4.00%, due 8/1/44	1,920,000	1,939,066
Westminster School District, Election 2008, Unlimited General Obligation
Series B, Insured: BAM
(zero coupon), due 8/1/48	5,000,000	888,109
		331,503,598
Hospital 3.3%
California Health Facilities Financing Authority, Children's Hospital Los Angeles Obligated Group, Revenue Bonds
Series A
5.00%, due 8/15/42	500,000	512,322
Series A
5.00%, due 8/15/47	1,000,000	1,019,456
California Health Facilities Financing Authority, Kaiser Foundation Hospitals, Revenue Bonds
Series C
5.00%, due 6/1/41 (d)	750,000	857,222
California Health Facilities Financing Authority, Lucile Salter Packard Children's Hospital at Stanford, Revenue Bonds
Series A
4.00%, due 5/15/46	1,700,000	1,675,552
5.00%, due 11/15/56	1,000,000	1,032,278
California Health Facilities Financing Authority, Stanford Health Care Obligated Group, Revenue Bonds
Series A
5.00%, due 11/15/36	3,000,000	3,258,708
	Principal Amount	Value

Hospital (continued)
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds
Series A
5.00%, due 2/1/27	$ 1,100,000	$ 1,155,946
Series A
5.00%, due 2/1/37	1,000,000	1,041,115
California Municipal Finance Authority, Healthright 360, Revenue Bonds
Series A
5.00%, due 11/1/39 (b)	1,000,000	1,002,177
California Public Finance Authority, Hoag Memorial Hospital Presbyterian, Revenue Bonds
Series A
4.00%, due 7/15/51	6,925,000	6,817,383
California Statewide Communities Development Authority, Enloe Medical Center Obligated Group, Revenue Bonds
Series A, Insured: AGM
5.00%, due 8/15/42	1,000,000	1,067,138
Series A, Insured: AGM
5.25%, due 8/15/52	3,000,000	3,219,204
California Statewide Communities Development Authority, Methodist Hospital of Southern California, Revenue Bonds
5.00%, due 1/1/48	2,250,000	2,296,999
Regents of the University of California Medical Center, Pooled, Revenue Bonds
Series P
5.00%, due 5/15/47	7,400,000	8,130,617
Washington Township Health Care District, Revenue Bonds
Series B
4.00%, due 7/1/36	1,380,000	1,312,170
		34,398,287
Housing 1.7%
California Community College Financing Authority, Orange Coast College Project, Revenue Bonds
5.00%, due 5/1/29	800,000	844,438
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Housing (continued)
California Enterprise Development Authority, Provident Group-SDSU Properties LLC M@College Project, Revenue Bonds, First Tier
Series A
5.00%, due 8/1/55	$ 1,000,000	$ 1,004,443
California Municipal Finance Authority, Mobile Home Park Caritas Project, Revenue Bonds, Senior Lien
Series A
4.00%, due 8/15/42	1,540,000	1,477,491
California Municipal Finance Authority, P3 Claremont Holdings LLC, Claremont Colleges Project, Revenue Bonds
Series A
5.00%, due 7/1/40 (b)	1,000,000	945,891
California Municipal Finance Authority, Windsor Mobile Country Club, Revenue Bonds
Series A
4.00%, due 11/15/37	1,320,000	1,297,023
California School Finance Authority, Sonoma County Junior College Project, Revenue Bonds
Series A
4.00%, due 11/1/36 (b)	2,000,000	1,755,098
California Statewide Communities Development Authority, CHF-Irvine LLC, Student Housing, Revenue Bonds
5.00%, due 5/15/40	1,000,000	1,012,603
California Statewide Communities Development Authority, Irvine Campus Apartments, Revenue Bonds
5.00%, due 5/15/50	3,500,000	3,520,239
California Statewide Communities Development Authority, Provident Group Pomona Properties LLC Project, Revenue Bonds
Series A
5.75%, due 1/15/45 (b)	400,000	399,989
	Principal Amount	Value

Housing (continued)
Hastings Campus Housing Finance Authority, Green Bond, Revenue Bonds, Senior Lien (b)
Series A
5.00%, due 7/1/45	$ 3,250,000	$ 2,807,775
Series A
5.00%, due 7/1/61	4,000,000	3,241,950
		18,306,940
Other Revenue 22.3%
Alameda County Transportation Commission, Measure BB, Revenue Bonds, Senior Lien
5.00%, due 3/1/45	2,500,000	2,825,618
California Community Choice Financing Authority, Clean Energy Project, Revenue Bonds (d)
Series A
4.00%, due 10/1/52	4,500,000	4,530,434
Series A-1
4.00%, due 5/1/53	3,905,000	3,946,518
Series B-1
5.00%, due 7/1/53	7,375,000	7,852,738
Series A-1
5.00%, due 12/1/53	5,500,000	5,837,888
Series C
5.25%, due 1/1/54	12,325,000	12,875,479
California Community Choice Financing Authority, Clean Energy Project, Green Bond, Revenue Bonds
Series B-1
4.00%, due 2/1/52 (d)	11,565,000	11,672,205
California Community Housing Agency, Essential Housing, Revenue Bonds, Senior Lien
Series A1
4.00%, due 2/1/56 (b)	6,285,000	5,121,130
California Community Housing Agency, Fountains at Emerald, Revenue Bonds, Senior Lien
Series A-1
3.00%, due 8/1/56 (b)	2,700,000	1,799,696
California Community Housing Agency, Summit at Sausalito Apartments, Revenue Bonds
Series A-1
3.00%, due 2/1/57 (b)	500,000	334,115

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
California County Tobacco Securitization Agency, Golden Gate Tobacco Funding Corp., Asset-Backed, Revenue Bonds
Series A
5.00%, due 6/1/47	$ 1,275,000	$ 1,186,743
California County Tobacco Securitization Agency, Tobacco Settlement, Revenue Bonds, Senior Lien
Series A
4.00%, due 6/1/34	300,000	307,246
Series A
4.00%, due 6/1/36	300,000	302,931
Series A
4.00%, due 6/1/37	275,000	276,241
Series A
4.00%, due 6/1/38	275,000	275,690
Series A
4.00%, due 6/1/39	350,000	349,862
Series A
4.00%, due 6/1/49	2,500,000	2,320,048
California Health Facilities Financing Authority, Lundquist Institute For Biomedical Innovation, Revenue Bonds
5.00%, due 9/1/30	1,300,000	1,390,484
5.00%, due 9/1/31	1,365,000	1,457,590
5.00%, due 9/1/32	1,435,000	1,527,750
5.00%, due 9/1/34	1,590,000	1,688,449
California Infrastructure & Economic Development Bank, Infrastructure State Revolving Fund, Revenue Bonds
Series A
5.00%, due 10/1/47	5,000,000	5,586,702
California Municipal Finance Authority, Asian Community Center of Sacramento Valley, Inc., Revenue Bonds
Insured: California Mortgage Insurance
5.00%, due 4/1/48	1,545,000	1,640,679
	Principal Amount	Value

Other Revenue (continued)
California Municipal Finance Authority, Orange County Civic Center Infrastructure Program, Revenue Bonds
Series A
5.00%, due 6/1/37	$ 2,085,000	$ 2,273,182
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds
4.00%, due 7/15/29	9,000,000	8,777,328
California State Public Works Board, Revenue Bonds
Series C
5.00%, due 8/1/30	1,080,000	1,263,070
California State Public Works Board, Various Capital Projects, Revenue Bonds
Series C
5.00%, due 11/1/44	3,735,000	4,071,898
California Statewide Communities Development Authority, A Community of Seniors, Redwoods Project, Revenue Bonds
Series A, Insured: California Mortgage Insurance
5.375%, due 11/15/44	535,000	541,428
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A
6.375%, due 11/1/43 (b)	500,000	504,263
Children's Trust Fund, Asset-Backed, Revenue Bonds
Series A
(zero coupon), due 5/15/50	1,500,000	266,116
City of Victorville, Electric, Revenue Bonds
Series A
5.00%, due 5/1/38	1,115,000	1,247,396
CMFA Special Finance Agency VIII, Elan Huntington Beach, Revenue Bonds, Senior Lien
Series A-1
3.00%, due 8/1/56 (b)	1,000,000	662,996
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
CSCDA Community Improvement Authority, 1818 Platinum Triangle-Anaheim, Revenue Bonds, Senior Lien
Series A-2
3.25%, due 4/1/57 (b)	$ 4,000,000	$ 2,787,232
CSCDA Community Improvement Authority, Acacia on Santa Rosa Creek, Revenue Bonds, Senior Lien
Series A
4.00%, due 10/1/56 (b)	2,000,000	1,626,830
CSCDA Community Improvement Authority, City of Orange Portfolio, Revenue Bonds, Senior Lien
Series A-2
3.00%, due 3/1/57 (b)	4,800,000	3,200,268
CSCDA Community Improvement Authority, Dublin, Revenue Bonds, Senior Lien
Series A-2
3.00%, due 2/1/57 (b)	1,250,000	830,798
CSCDA Community Improvement Authority, Oceanaire Long Beach, Revenue Bonds
Series A
4.00%, due 9/1/56 (b)	7,000,000	5,291,400
CSCDA Community Improvement Authority, Pasadena Portfolio, Revenue Bonds, Senior Lien
Series A-1
2.65%, due 12/1/46 (b)	1,240,000	944,781
CSCDA Community Improvement Authority, Theo Pasadena, Revenue Bonds, Senior Lien
Series A-2
3.25%, due 5/1/57 (b)	4,500,000	3,011,458
Del Mar Race Track Authority, Revenue Bonds
5.00%, due 10/1/30	1,000,000	995,674
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/66	32,080,000	3,558,249
	Principal Amount	Value

Other Revenue (continued)
Golden State Tobacco Securitization Corp., Tobacco Settlement, Revenue Bonds
Series A-1
5.00%, due 6/1/51	$ 7,165,000	$ 7,505,545
Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed, Revenue Bonds
Series A
5.625%, due 6/1/47	1,025,000	946,980
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.25%, due 7/1/33	1,100,000	1,103,311
5.50%, due 7/1/43	3,500,000	3,511,945
Imperial Irrigation District Electric System, Revenue Bonds
Series C
5.00%, due 11/1/37	1,000,000	1,056,401
Indio Finance Authority, Revenue Bonds
Series A, Insured: BAM
4.50%, due 11/1/52	2,000,000	2,049,753
Series A, Insured: BAM
5.25%, due 11/1/42	1,500,000	1,692,231
Livermore Valley Water Financing Authority, Alameda County Flood Control & Water Conservation District Zone No. 7, Revenue Bonds
Series A
5.00%, due 7/1/47	3,945,000	4,230,086
Lodi Public Financing Authority, Electric System, Revenue Bonds
Insured: AGM
5.00%, due 9/1/32	1,650,000	1,839,475
Los Angeles County Facilities, Inc., County of Los Angeles, Revenue Bonds
Series A
5.00%, due 12/1/38	1,910,000	2,095,295
Los Angeles County Metropolitan Transportation Authority, Sales Tax, Revenue Bonds
Series A
4.00%, due 6/1/36	3,000,000	3,216,691
Series A
4.00%, due 6/1/38	6,245,000	6,551,207

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/30	$ 3,140,000	$ 3,196,301
Series A
5.00%, due 10/1/32	3,140,000	3,186,940
Series A
5.00%, due 10/1/39	10,915,000	10,746,457
Modesto Irrigation District, Electric System, Revenue Bonds
Series A
5.25%, due 10/1/43	3,305,000	3,802,999
Series A
5.25%, due 10/1/48	3,300,000	3,754,825
Montclair Financing Authority, Public Facilities Project, Revenue Bonds
Insured: AGM
5.00%, due 10/1/32	1,000,000	1,025,144
Orange County Local Transportation Authority, Sales Tax, Revenue Bonds
4.00%, due 2/15/38	10,000,000	10,284,075
Peninsula Corridor Joint Powers Board, Green Bond, Revenue Bonds
Series A
5.00%, due 6/1/47	4,750,000	5,239,107
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
(zero coupon), due 7/1/46	1,860,000	508,243
Series A-1
4.50%, due 7/1/34	1,500,000	1,504,273
Series A-2
4.784%, due 7/1/58	4,707,000	4,382,024
Riverside County Transportation Commission, Sales Tax, Revenue Bonds
Series B
4.00%, due 6/1/36	5,000,000	5,176,187
San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds
Series C, Insured: NATL-RE
5.50%, due 6/1/37	1,050,000	1,081,147
	Principal Amount	Value

Other Revenue (continued)
San Joaquin County Transportation Authority, Sales Tax Revenue, Revenue Bonds
Series K
5.00%, due 3/1/37	$ 1,705,000	$ 1,820,394
San Mateo Joint Powers Financing Authority, Capital Projects, Revenue Bonds
Series A
5.00%, due 7/15/43	3,000,000	3,247,852
South Bayside Waste Management Authority, Green Bond, Revenue Bonds
Series A, Insured: AGM
5.00%, due 9/1/40	2,435,000	2,639,246
South San Francisco Public Facilities Financing Authority, Multiple Capital Projects at Orange Memorial Park, Revenue Bonds
Series A
5.00%, due 6/1/40	1,150,000	1,274,050
Series A
5.25%, due 6/1/46	1,000,000	1,109,745
Southern California Public Power Authority, Windy Point/Windy Flats Project, Revenue Bonds
Series 1
5.00%, due 7/1/30	3,125,000	3,165,538
Stockton Public Financing Authority, Water Revenue, Green Bonds, Revenue Bonds
Series A, Insured: BAM
4.00%, due 10/1/37	2,500,000	2,535,698
Series A, Insured: BAM
5.00%, due 10/1/32	1,275,000	1,433,030
Series A, Insured: BAM
5.00%, due 10/1/34	1,500,000	1,675,230
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series D
5.00%, due 11/15/27	2,000,000	2,047,624
Series D
5.00%, due 11/15/33	2,300,000	2,340,222
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Tobacco Securitization Authority of Southern California, San Diego County Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds
Series A
5.00%, due 6/1/48	$ 2,400,000	$ 2,486,938
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A
5.00%, due 10/1/29 (b)	1,500,000	1,388,356
Series A
5.00%, due 10/1/32	1,250,000	1,119,694
		234,930,862
Transportation 13.3%
Alameda Corridor Transportation Authority, Revenue Bonds
Series C, Insured: AGM
5.00%, due 10/1/52	3,500,000	3,807,434
Antonio B Won Pat International Airport Authority, Revenue Bonds
Series C, Insured: AGM
6.00%, due 10/1/34	720,000	726,924
Series C, Insured: AGM
6.00%, due 10/1/34	280,000	282,693
Bay Area Toll Authority, Revenue Bonds
Series S-7
4.00%, due 4/1/35	3,500,000	3,624,224
Series F-1
5.25%, due 4/1/54	5,000,000	5,686,874
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds, Senior Lien (e)
Series A, Insured: AGM
3.25%, due 12/31/32	1,000,000	965,300
Series A, Insured: AGM
3.50%, due 12/31/35	1,310,000	1,244,537
Series A
5.00%, due 12/31/33	3,800,000	4,016,981
City of Long Beach, Airport System, Revenue Bonds
Series A, Insured: AGM
5.00%, due 6/1/33	550,000	668,033
	Principal Amount	Value

Transportation (continued)
City of Long Beach, Airport System, Revenue Bonds (continued)
Series A, Insured: AGM
5.00%, due 6/1/34	$ 410,000	$ 493,948
Series B, Insured: AGM
5.00%, due 6/1/35	310,000	369,582
Series A, Insured: AGM
5.00%, due 6/1/36	800,000	943,260
Series A, Insured: AGM
5.00%, due 6/1/37	750,000	875,752
Series A, Insured: AGM
5.00%, due 6/1/38	750,000	868,226
Series A, Insured: AGM
5.00%, due 6/1/39	500,000	573,806
Series B, Insured: AGM
5.00%, due 6/1/40	750,000	852,474
City of Long Beach, Harbor, Revenue Bonds
Series A
5.00%, due 5/15/37	3,475,000	3,867,381
Series A
5.00%, due 5/15/40 (e)	4,915,000	5,107,594
City of Los Angeles, Department of Airports, Revenue Bonds
Series D
3.00%, due 5/15/39 (e)	105,000	104,361
Series D
3.00%, due 5/15/39 (e)	2,395,000	2,058,563
Series D
5.00%, due 5/15/31 (e)	2,815,000	3,077,192
Series B
5.00%, due 5/15/34 (e)	4,625,000	4,988,376
Series D
5.00%, due 5/15/35 (e)	2,000,000	2,143,288
Series A
5.00%, due 5/15/36	3,500,000	3,976,744
5.00%, due 5/15/38 (e)	1,000,000	1,062,322
City of Los Angeles, Department of Airports, Revenue Bonds, Senior Lien
Series G
4.00%, due 5/15/47 (e)	2,000,000	1,918,116
Series C
5.00%, due 5/15/29 (e)	5,000,000	5,503,092
Series I
5.00%, due 5/15/48	6,175,000	6,849,928
Series H
5.25%, due 5/15/47 (e)	4,100,000	4,420,072

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
City of Los Angeles, Department of Airports, Revenue Bonds, Senior Lien (continued)
Series G
5.50%, due 5/15/37 (e)	$ 1,500,000	$ 1,715,624
Series G
5.50%, due 5/15/38 (e)	5,000,000	5,691,462
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/46	7,270,000	6,877,797
Norman Y Mineta San Jose International Airport SJC, Revenue Bonds (e)
Series A
5.00%, due 3/1/30	1,855,000	2,045,902
Series A
5.00%, due 3/1/47	6,890,000	7,037,726
Ontario International Airport Authority, Revenue Bonds
Insured: AGM
5.00%, due 5/15/32 (e)	1,980,000	2,211,699
Port of Oakland, Revenue Bonds
5.00%, due 5/1/29 (e)	1,900,000	2,080,285
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series B
(zero coupon), due 7/1/32	6,000,000	3,772,500
San Diego County Regional Airport Authority, Revenue Bonds (e)
Series B
5.00%, due 7/1/33	2,000,000	2,234,729
5.00%, due 7/1/49	2,325,000	2,396,336
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds
Series A
5.00%, due 5/1/49 (e)	3,460,000	3,576,735
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds, Second Series
Series B
4.00%, due 5/1/52	2,000,000	1,963,931
	Principal Amount	Value

Transportation (continued)
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds, Second Series (continued)
Series H
5.00%, due 5/1/27 (e)	$ 7,000,000	$ 7,440,707
Series A
5.00%, due 5/1/40 (e)	2,000,000	2,009,063
Series A
5.00%, due 5/1/44 (e)	2,500,000	2,507,486
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series B
5.25%, due 1/15/44	9,750,000	9,925,717
Series B
5.25%, due 1/15/49	1,915,000	1,945,234
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/50	3,948,000	3,710,321
		140,220,331
Utilities 3.4%
Guam Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/27	1,230,000	1,305,720
Series A
5.00%, due 10/1/33	1,000,000	1,056,307
Series A
5.00%, due 10/1/40	1,000,000	1,027,431
Modesto Irrigation District, Electric System, Revenue Bonds
Series A
5.00%, due 10/1/40	1,690,000	1,754,099
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGC
4.25%, due 7/1/27	460,000	450,039
Series UU, Insured: AGM
5.00%, due 7/1/24	225,000	226,416
Series XX
5.25%, due 7/1/40 (f)(g)	1,000,000	705,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utilities (continued)
Sacramento Municipal Utility District, Revenue Bonds
Series H
5.00%, due 8/15/38	$ 4,340,000	$ 4,961,081
San Francisco City & County Public Utilities Commission Power, Green Bonds, Revenue Bonds
Series A
4.00%, due 11/1/45	1,920,000	1,916,039
Southern California Public Power Authority, Southern Transmissional System Renewal Project, Revenue Bonds
Series A-1
5.25%, due 7/1/53 (c)	20,000,000	22,691,020
		36,093,152
Water & Sewer 8.8%
California Infrastructure & Economic Development Bank, Revenue Bonds
4.00%, due 10/1/42	10,000,000	10,203,108
City of Oxnard, Wastewater, Revenue Bonds
Insured: BAM
4.00%, due 6/1/32	1,920,000	2,034,575
Insured: BAM
4.00%, due 6/1/34	2,080,000	2,176,923
Insured: BAM
5.00%, due 6/1/30	1,340,000	1,504,070
City of Vernon, Water System, Revenue Bonds
Series A, Insured: AGM
3.375%, due 8/1/40	650,000	589,740
Series A, Insured: AGM
5.00%, due 8/1/35	1,000,000	1,117,349
East Bay Municipal Utility District, Water System, Revenue Bonds
Series A
4.00%, due 6/1/33	1,060,000	1,090,712
Series A
5.00%, due 6/1/49	3,500,000	3,808,260
East Bay Municipal Utility District Water System, Green Bonds, Revenue Bonds
Series A
5.00%, due 6/1/37	3,000,000	3,516,082
	Principal Amount	Value

Water & Sewer (continued)
East Bay Municipal Utility District Water System, Green Bonds, Revenue Bonds (continued)
Series A
5.00%, due 6/1/38	$ 1,800,000	$ 2,091,508
Eastern Municipal Water District, Water & Wastewater, Revenue Bonds
Series A
5.00%, due 7/1/45	2,850,000	2,993,607
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.00%, due 1/1/46	6,290,000	6,378,262
Series A
5.00%, due 1/1/50	2,500,000	2,533,706
Los Angeles Department of Water & Power, Revenue Bonds
Series C
5.00%, due 7/1/40	2,000,000	2,231,481
Series C
5.00%, due 7/1/41	1,035,000	1,178,574
Series B
5.00%, due 7/1/46	1,575,000	1,732,873
Series A
5.00%, due 7/1/47	1,250,000	1,365,017
Metropolitan Water District of Southern California, Waterworks, Revenue Bonds
Series A
5.00%, due 10/1/46	3,500,000	3,886,387
Oxnard Financing Authority, Waste Water, Revenue Bonds
Insured: AGM
5.00%, due 6/1/34	1,000,000	1,017,279
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds
Series B
5.00%, due 7/1/37 (b)	2,225,000	2,202,597
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (b)
Series 2020A
5.00%, due 7/1/30	1,330,000	1,348,293
Series A
5.00%, due 7/1/33	900,000	902,932
Series 2020A
5.00%, due 7/1/35	8,000,000	7,999,455

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Water & Sewer (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (b) (continued)
Series A
5.00%, due 7/1/37	$ 900,000	$ 890,938
Series A
5.00%, due 7/1/37	6,800,000	6,731,531
Series A
5.00%, due 7/1/47	16,295,000	15,739,699
San Diego County Water Authority, Revenue Bonds
Series A
5.00%, due 5/1/52	2,065,000	2,292,721
Santa Margarita-Dana Point Authority, Water District Improvement, Revenue Bonds
4.00%, due 8/1/36	2,025,000	2,089,765
Watereuse Finance Authority, Vallejo Sanitation And Flood Control District Refunding Program, Revenue Bonds
Series A
5.50%, due 5/1/36	500,000	509,811
		92,157,255
Total Long-Term Municipal Bonds (Cost $1,011,742,628)		1,015,499,354
Short-Term Municipal Notes 4.0%
Other Revenue 1.2%
California Infrastructure & Economic Development Bank, Brightline West Passenger Rail Project, Revenue Bonds
Series A
3.65%, due 1/1/50 (b)(e)(h)	6,000,000	5,987,174
Tender Option Bond Trust Receipts, Revenue Bonds
3.87%, due 4/1/43 (b)(h)	7,040,000	7,040,000
		13,027,174
Transportation 1.1%
Bay Area Toll Authority, Revenue Bonds
Series A
3.10%, due 4/1/55 (h)	11,600,000	11,600,000
	Principal Amount	Value

Utility 1.7%
Los Angeles Department of Water & Power, Revenue Bonds
3.38%, due 7/1/34 (h)	$ 17,800,000	$ 17,800,000
Total Short-Term Municipal Notes (Cost $42,440,000)		42,427,174
Total Municipal Bonds (Cost $1,054,182,628)		1,057,926,528

	Shares
Short-Term Investment 0.5%
Unaffiliated Investment Company 0.5%
BlackRock Liquidity Funds MuniCash, 3.461% (i)	4,780,473	4,779,995
Total Short-Term Investment (Cost $4,779,995)		4,779,995
Total Investments (Cost $1,058,962,623)	100.9%	1,062,706,523
Other Assets, Less Liabilities	(0.9)	(9,002,346)
Net Assets	100.0%	$ 1,053,704,177

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Step coupon—Rate shown was the rate in effect as of April 30, 2023.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Delayed delivery security.
(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2023.
(e)	Interest on these securities was subject to alternative minimum tax.
(f)	Issue in default.
(g)	Issue in non-accrual status.
(h)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(i)	Current yield as of April 30, 2023.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
Futures Contracts
As of April 30, 2023, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Ultra Bonds	(75)	June 2023	$ (8,772,483)	$ (9,108,984)	$ (336,501)
U.S. Treasury Long Bonds	(300)	June 2023	(38,679,779)	(39,496,875)	(817,096)
Net Unrealized Depreciation					$ (1,153,597)

1.	As of April 30, 2023, cash in the amount of $1,492,500 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2023.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
BAM—Build America Mutual Assurance Co.
CHF—Collegiate Housing Foundation
CR—Custodial Receipts
NATL-RE—National Public Finance Guarantee Corp.
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 1,015,499,354	$ —	$ 1,015,499,354
Short-Term Municipal Notes	—	42,427,174	—	42,427,174
Total Municipal Bonds	—	1,057,926,528	—	1,057,926,528
Short-Term Investment
Unaffiliated Investment Company	4,779,995	—	—	4,779,995
Total Investments in Securities	$ 4,779,995	$ 1,057,926,528	$ —	$ 1,062,706,523
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (1,153,597)	$ —	$ —	$ (1,153,597)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay California Tax Free Opportunities Fund

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in securities, at value (identified cost $1,058,962,623)	$1,062,706,523
Cash collateral on deposit at broker for futures contracts	1,492,500
Receivables:
Investment securities sold	24,913,867
Interest	12,827,962
Fund shares sold	893,614
Other assets	19,690
Total assets	1,102,854,156
Liabilities
Payables:
Investment securities purchased	45,063,693
Fund shares redeemed	2,321,011
Variation margin on futures contracts	431,247
Manager (See Note 3)	372,902
NYLIFE Distributors (See Note 3)	100,073
Transfer agent (See Note 3)	40,555
Professional fees	34,235
Custodian	29,988
Shareholder communication	6,899
Accrued expenses	622
Distributions payable	748,754
Total liabilities	49,149,979
Net assets	$1,053,704,177
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 109,484
Additional paid-in-capital	1,169,466,542
1,169,576,026
Total distributable earnings (loss)	(115,871,849)
Net assets	$1,053,704,177
Class A
Net assets applicable to outstanding shares	$408,388,998
Shares of beneficial interest outstanding	42,435,758
Net asset value per share outstanding	$ 9.62
Maximum sales charge (3.00% of offering price)	0.30
Maximum offering price per share outstanding	$ 9.92
Investor Class
Net assets applicable to outstanding shares	$ 491,491
Shares of beneficial interest outstanding	51,063
Net asset value per share outstanding	$ 9.63
Maximum sales charge (2.50% of offering price)	0.25
Maximum offering price per share outstanding	$ 9.88
Class C
Net assets applicable to outstanding shares	$ 34,275,063
Shares of beneficial interest outstanding	3,560,783
Net asset value and offering price per share outstanding	$ 9.63
Class C2
Net assets applicable to outstanding shares	$ 1,895,872
Shares of beneficial interest outstanding	196,920
Net asset value and offering price per share outstanding	$ 9.63
Class I
Net assets applicable to outstanding shares	$603,930,394
Shares of beneficial interest outstanding	62,749,286
Net asset value and offering price per share outstanding	$ 9.62
Class R6
Net assets applicable to outstanding shares	$ 4,722,359
Shares of beneficial interest outstanding	490,220
Net asset value and offering price per share outstanding	$ 9.63

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 19,722,538
Expenses
Manager (See Note 3)	2,315,292
Distribution/Service—Class A (See Note 3)	509,657
Distribution/Service—Investor Class (See Note 3)	627
Distribution/Service—Class C (See Note 3)	88,362
Distribution/Service—Class C2 (See Note 3)	4,449
Transfer agent (See Note 3)	175,101
Professional fees	64,467
Custodian	51,586
Shareholder communication	16,333
Trustees	12,380
Registration	9,771
Miscellaneous	15,777
Total expenses before waiver/reimbursement	3,263,802
Expense waiver/reimbursement from Manager (See Note 3)	(79,540)
Reimbursement from prior custodian(a)	(2,014)
Net expenses	3,182,248
Net investment income (loss)	16,540,290
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(26,504,247)
Futures transactions	(662,178)
Net realized gain (loss)	(27,166,425)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	97,941,242
Futures contracts	(5,208,933)
Net change in unrealized appreciation (depreciation)	92,732,309
Net realized and unrealized gain (loss)	65,565,884
Net increase (decrease) in net assets resulting from operations	$ 82,106,174

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay California Tax Free Opportunities Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 16,540,290	$ 26,875,576
Net realized gain (loss)	(27,166,425)	(57,240,026)
Net change in unrealized appreciation (depreciation)	92,732,309	(155,274,497)
Net increase (decrease) in net assets resulting from operations	82,106,174	(185,638,947)
Distributions to shareholders:
Class A	(6,960,563)	(10,778,314)
Investor Class	(8,512)	(14,429)
Class C	(555,359)	(1,136,043)
Class C2	(20,253)	(8,264)
Class I	(10,623,816)	(20,503,436)
Class R6	(83,550)	(163,799)
Total distributions to shareholders	(18,252,053)	(32,604,285)
Capital share transactions:
Net proceeds from sales of shares	336,523,966	616,148,347
Net asset value of shares issued to shareholders in reinvestment of distributions	13,980,914	23,868,297
Cost of shares redeemed	(352,246,815)	(711,867,843)
Increase (decrease) in net assets derived from capital share transactions	(1,741,935)	(71,851,199)
Net increase (decrease) in net assets	62,112,186	(290,094,431)
Net Assets
Beginning of period	991,591,991	1,281,686,422
End of period	$1,053,704,177	$ 991,591,991
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.02	$ 10.94	$ 10.75	$ 10.76	$ 10.12	$ 10.29
Net investment income (loss)	0.15(a)	0.23(a)	0.20(a)	0.23	0.28	0.31
Net realized and unrealized gain (loss)	0.61	(1.87)	0.23	0.03	0.64	(0.17)
Total from investment operations	0.76	(1.64)	0.43	0.26	0.92	0.14
Less distributions:
From net investment income	(0.16)	(0.28)	(0.24)	(0.27)	(0.28)	(0.31)
Net asset value at end of period	$ 9.62	$ 9.02	$ 10.94	$ 10.75	$ 10.76	$ 10.12
Total investment return (b)	8.47%	(15.22)%	4.05%	2.46%	9.20%	1.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.08%††	2.23%	1.80%	1.97%	2.65%	3.04%
Net expenses (c)	0.75%††	0.75%	0.74%	0.75%	0.75%	0.75%
Expenses (before waiver/reimbursement) (c)	0.77%††	0.76%	0.76%	0.80%	0.81%	0.82%
Portfolio turnover rate	35%(d)	70%(d)	17%(d)	29%(d)	47%(d)	32%
Net assets at end of period (in 000’s)	$ 408,389	$ 395,405	$ 444,628	$ 373,966	$ 292,589	$ 145,668

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.02	$ 10.94	$ 10.76	$ 10.76	$ 10.12	$ 10.29
Net investment income (loss)	0.15(a)	0.22(a)	0.18(a)	0.23	0.28	0.31
Net realized and unrealized gain (loss)	0.62	(1.86)	0.24	0.04	0.64	(0.17)
Total from investment operations	0.77	(1.64)	0.42	0.27	0.92	0.14
Less distributions:
From net investment income	(0.16)	(0.28)	(0.24)	(0.27)	(0.28)	0.31
Net asset value at end of period	$ 9.63	$ 9.02	$ 10.94	$ 10.76	$ 10.76	$ 10.12
Total investment return (b)	8.57%	(15.24)%	3.93%	2.53%	9.18%	1.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.06%††	2.22%	1.61%	1.95%	2.65%	3.03%
Net expenses (c)	0.77%††	0.77%	0.76%	0.77%	0.77%	0.78%
Expenses (before waiver/reimbursement) (c)	0.79%††	0.78%	0.78%	0.82%	0.83%	0.85%
Portfolio turnover rate	35%(d)	70%(d)	17%(d)	29%(d)	47%(d)	32%
Net assets at end of period (in 000's)	$ 491	$ 493	$ 554	$ 672	$ 506	$ 343

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay California Tax Free Opportunities Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.02	$ 10.94	$ 10.76	$ 10.77	$ 10.12	$ 10.29
Net investment income (loss)	0.13(a)	0.20(a)	0.17(a)	0.19	0.25	0.28
Net realized and unrealized gain (loss)	0.63	(1.87)	0.22	0.04	0.65	(0.17)
Total from investment operations	0.76	(1.67)	0.39	0.23	0.90	0.11
Less distributions:
From net investment income	(0.15)	(0.25)	(0.21)	(0.24)	(0.25)	(0.28)
Net asset value at end of period	$ 9.63	$ 9.02	$ 10.94	$ 10.76	$ 10.77	$ 10.12
Total investment return (b)	8.43%	(15.45)%	3.67%	2.18%	9.01%	1.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.81%††	1.93%	1.54%	1.70%	2.38%	2.76%
Net expenses (c)	1.02%††	1.02%	1.01%	1.02%	1.02%	1.03%
Expenses (before waiver/reimbursement) (c)	1.04%††	1.03%	1.03%	1.07%	1.08%	1.10%
Portfolio turnover rate	35%(d)	70%(d)	17%(d)	29%(d)	47%(d)	32%
Net assets at end of period (in 000’s)	$ 34,275	$ 34,742	$ 58,263	$ 61,662	$ 52,964	$ 29,450

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2023*	Year Ended October 31,		August 31, 2020^ through October 31,
Class C2		2022	2021	2020
Net asset value at beginning of period	$ 9.02	$ 10.94	$ 10.75	$ 10.83
Net investment income (loss)	0.13(a)	0.19(a)	0.28(a)	0.03
Net realized and unrealized gain (loss)	0.62	(1.88)	0.11	(0.07)
Total from investment operations	0.75	(1.69)	0.39	(0.04)
Less distributions:
From net investment income	(0.14)	(0.23)	(0.20)	(0.04)
Net asset value at end of period	$ 9.63	$ 9.02	$ 10.94	$ 10.75
Total investment return (b)	8.34%	(15.58)%	3.59%	(0.40)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.63%††	1.86%	2.56%	1.49%††
Net expenses (c)	1.17%††	1.17%	1.16%	1.16%††
Expenses (before waiver/reimbursement) (c)	1.19%††	1.18%	1.18%	1.22%††
Portfolio turnover rate (d)	35%	70%	17%	29%
Net assets at end of period (in 000’s)	$ 1,896	$ 361	$ 275	$ 25

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.02	$ 10.94	$ 10.76	$ 10.76	$ 10.12	$ 10.29
Net investment income (loss)	0.16(a)	0.25(a)	0.23(a)	0.28	0.31	0.34
Net realized and unrealized gain (loss)	0.61	(1.87)	0.22	0.02	0.64	(0.17)
Total from investment operations	0.77	(1.62)	0.45	0.30	0.95	0.17
Less distributions:
From net investment income	(0.17)	(0.30)	(0.27)	(0.30)	(0.31)	(0.34)
Net asset value at end of period	$ 9.62	$ 9.02	$ 10.94	$ 10.76	$ 10.76	$ 10.12
Total investment return (b)	8.60%	(15.01)%	4.21%	2.81%	9.48%	1.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.32%††	2.46%	2.05%	2.20%	2.91%	3.29%
Net expenses (c)	0.50%††	0.50%	0.49%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement) (c)	0.52%††	0.51%	0.51%	0.55%	0.56%	0.57%
Portfolio turnover rate	35%(d)	70%(d)	17%(d)	29%(d)	47%(d)	32%
Net assets at end of period (in 000’s)	$ 603,930	$ 555,049	$ 776,207	$ 655,579	$ 429,106	$ 228,220

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2023*	Year Ended October 31,		November 1, 2019^ through October 31,
Class R6		2022	2021	2020
Net asset value at beginning of period	$ 9.03	$ 10.94	$ 10.76	$ 10.77
Net investment income (loss)	0.16(a)	0.26(a)	0.21(a)	0.25
Net realized and unrealized gain (loss)	0.61	(1.87)	0.24	0.04
Total from investment operations	0.77	(1.61)	0.45	0.29
Less distributions:
From net investment income	(0.17)	(0.30)	(0.27)	(0.30)
Net asset value at end of period	$ 9.63	$ 9.03	$ 10.94	$ 10.76
Total investment return (b)	8.60%	(14.90)%	4.23%	2.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.33%††	2.57%	1.86%	2.25%
Net expenses (c)	0.48%††	0.49%	0.47%	0.48%
Expenses (before waiver/reimbursement) (c)	0.48%††	0.49%	0.49%	0.53%
Portfolio turnover rate (d)	35%	70%	17%	29%
Net assets at end of period (in 000’s)	$ 4,722	$ 5,542	$ 1,759	$ 3,211

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay California Tax Free Opportunities Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay California Tax Free Opportunities Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 28, 2013
Investor Class	February 28, 2013
Class C	February 28, 2013
Class C2	August 31, 2020
Class I	February 28, 2013
Class R6	November 1, 2019
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C and Class C2 shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares based on a shareholder’s account balance as described in the Fund’s prospectus. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from federal and California income taxes.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

33

Notes to Financial Statements (Unaudited) (continued)
quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value.
Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar

34	MainStay MacKay California Tax Free Opportunities Fund

assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment
35

Notes to Financial Statements (Unaudited) (continued)
based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2023, are shown in the Portfolio of Investments.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of April 30, 2023, are shown in the Portfolio of Investments.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which included an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico.  However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the long-term economic challenges that arose from COVID-19.
The Commonwealth concluded its Title III restructuring proceedings on behalf of itself and certain instrumentalities effective March 15, 2022. Approximately $18.75 billion of claims related to debt guaranteed under Puerto Rico's constitution including the Commonwealth of Puerto Rico in new Puerto Rico General Obligation Bonds, $7.1 billion of cash, and $3.5 billion of new Contingent Value instruments. In addition, the Commonwealth's exit from the restructuring proceedings resolved certain claims relating to the Commonwealth Employee Retirement System, Convention Center, Highway Authority, and Infrastructure Financing Authority. Two of the Commonwealth's agencies are still under Title III

36	MainStay MacKay California Tax Free Opportunities Fund

restructuring proceedings including the Puerto Rico Electric Power Authority (PREPA) and the Puerto Rico Industrial Development Authority (PRIDCO).
Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board is subject to change every three years due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements that a prior board negotiated.
As of May 30, 2023 the Puerto Rico Electric Power Authority (PREPA) remains in Title III Bankruptcy after nearly 6 years.  A significant number of net revenue bond creditors, the Oversight Board, and the Commonwealth have been unable to reach a consensual resolution on PREPA’s debt restructuring following the termination of the previous 2019 PREPA Restructuring Support Agreement by the Commonwealth of Puerto Rico in March of 2022. Further bankruptcy litigation has ensued between the Oversight Board and a group of net revenue bond creditors over the security provisions of PREPA’s 8.3bln of net revenue bonds resulting in a ruling from Judge Swain that PREPA’s net revenue bonds are unsecured.  The Ad Hoc group of net revenue bond creditors and bond insurer Assured Guaranty have informed Judge Swain they will seek to appeal her decision absent a consensual resolution in the case. The Oversight Board has reached plan confirmation support from at least one creditor class, the ~700mm of claims relating to fuel line lenders.  In addition, the Oversight Board reached a settlement agreement with bond insurer National Public Finance Guaranty regarding ~876mm of PREPA’s net revenue bond claims or~11% of PREPA’s net revenue bond claims.
If a settlement agreement cannot be reached between a majority of net revenue bond holders and the Oversight Board, Judge Swain could approve a cram-down plan or dismiss the bankruptcy case entirely.  A cram-down plan could significantly reduce recoveries.  Furthermore, a dismissal of the case would result in further litigation in local PR courts with guaranty of additional recovery.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2023, 10.0% of the Puerto Rico municipal securities held by the Fund were insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2023:
Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(1,153,597)	$(1,153,597)
Total Fair Value	$(1,153,597)	$(1,153,597)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(662,178)	$(662,178)
Total Net Realized Gain (Loss)	$(662,178)	$(662,178)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(5,208,933)	$(5,208,933)
Total Net Change in Unrealized Appreciation (Depreciation)	$(5,208,933)	$(5,208,933)

37

Notes to Financial Statements (Unaudited) (continued)
Average Notional Amount	Total
Futures Contracts Short	$(90,655,104)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $ 1 billion; 0.43% from $1 billion up to $3 billion and 0.42% in excess of $3 billion. During the six-month period ended April 30, 2023, the effective management fee rate was 0.45% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Investor Class, Class C, Class C2 and Class I shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $2,315,292 and waived fees and/or reimbursed expenses in the amount of $79,540 and paid the Subadvisor fees in the amount of $1,117,876.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C2 shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $2,868 and $36, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2023, of $13,234 and $798, respectively.

38	MainStay MacKay California Tax Free Opportunities Fund

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$67,534	$—
Investor Class	144	—
Class C	10,185	—
Class C2	397	—
Class I	96,750	—
Class R6	91	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C2	$23,533	1.2%
Class R6	24,657	0.5
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,069,510,109	$8,930,433	$(15,734,019)	$(6,803,586)
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $74,998,750, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$44,516	$30,483
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 805,072
Exempt Interest Dividends	31,799,213
Total	$32,604,285
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based
39

Notes to Financial Statements (Unaudited) (continued)
upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $403,803 and $352,934, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	7,946,762	$ 75,124,949
Shares issued to shareholders in reinvestment of distributions	641,698	6,165,960
Shares redeemed	(10,088,018)	(95,618,949)
Net increase (decrease) in shares outstanding before conversion	(1,499,558)	(14,328,040)
Shares converted into Class A (See Note 1)	99,379	969,646
Shares converted from Class A (See Note 1)	(4,004)	(39,036)
Net increase (decrease)	(1,404,183)	$ (13,397,430)
Year ended October 31, 2022:
Shares sold	19,936,744	$ 191,379,570
Shares issued to shareholders in reinvestment of distributions	907,820	9,005,771
Shares redeemed	(17,665,075)	(174,189,542)
Net increase (decrease) in shares outstanding before conversion	3,179,489	26,195,799
Shares converted into Class A (See Note 1)	1,974	19,505
Net increase (decrease)	3,181,463	$ 26,215,304

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,948	$ 18,722
Shares issued to shareholders in reinvestment of distributions	875	8,412
Shares redeemed	(3,342)	(32,035)
Net increase (decrease) in shares outstanding before conversion	(519)	(4,901)
Shares converted into Investor Class (See Note 1)	929	8,850
Shares converted from Investor Class (See Note 1)	(4,037)	(38,998)
Net increase (decrease)	(3,627)	$ (35,049)
Year ended October 31, 2022:
Shares sold	6,891	$ 69,084
Shares issued to shareholders in reinvestment of distributions	1,450	14,374
Shares redeemed	(6,634)	(65,508)
Net increase (decrease) in shares outstanding before conversion	1,707	17,950
Shares converted into Investor Class (See Note 1)	2,286	21,835
Net increase (decrease)	3,993	$ 39,785

40	MainStay MacKay California Tax Free Opportunities Fund

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	310,269	$ 2,982,853
Shares issued to shareholders in reinvestment of distributions	46,947	451,267
Shares redeemed	(634,895)	(6,082,279)
Net increase (decrease) in shares outstanding before conversion	(277,679)	(2,648,159)
Shares converted from Class C (See Note 1)	(12,780)	(122,643)
Net increase (decrease)	(290,459)	$ (2,770,802)
Year ended October 31, 2022:
Shares sold	446,504	$ 4,423,363
Shares issued to shareholders in reinvestment of distributions	90,527	901,967
Shares redeemed	(2,008,512)	(20,002,452)
Net increase (decrease) in shares outstanding before conversion	(1,471,481)	(14,677,122)
Shares converted from Class C (See Note 1)	(4,259)	(41,340)
Net increase (decrease)	(1,475,740)	$ (14,718,462)

Class C2	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	175,090	$ 1,682,436
Shares issued to shareholders in reinvestment of distributions	2,104	20,253
Shares redeemed	(20,314)	(196,036)
Net increase (decrease)	156,880	$ 1,506,653
Year ended October 31, 2022:
Shares sold	14,587	$ 154,974
Shares issued to shareholders in reinvestment of distributions	840	8,264
Shares redeemed	(507)	(4,957)
Net increase (decrease)	14,920	$ 158,281

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	26,417,387	$ 254,071,995
Shares issued to shareholders in reinvestment of distributions	755,185	7,257,256
Shares redeemed	(25,874,948)	(246,469,443)
Net increase (decrease) in shares outstanding before conversion	1,297,624	14,859,808
Shares converted into Class I (See Note 1)	4,004	39,036
Shares converted from Class I (See Note 1)	(83,490)	(816,855)
Net increase (decrease)	1,218,138	$ 14,081,989
Year ended October 31, 2022:
Shares sold	41,708,471	$ 413,825,062
Shares issued to shareholders in reinvestment of distributions	1,386,084	13,782,214
Shares redeemed	(52,515,982)	(515,773,797)
Net increase (decrease) in shares outstanding before conversion	(9,421,427)	(88,166,521)
Shares converted from Class I (See Note 1)	(20,024)	(206,845)
Net increase (decrease)	(9,441,451)	$ (88,373,366)

Class R6	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	272,259	$ 2,643,011
Shares issued to shareholders in reinvestment of distributions	8,094	77,766
Shares redeemed	(403,982)	(3,848,073)
Net increase (decrease)	(123,629)	$ (1,127,296)
Year ended October 31, 2022:
Shares sold	606,143	$ 6,296,294
Shares issued to shareholders in reinvestment of distributions	15,818	155,707
Shares redeemed	(188,889)	(1,831,587)
Net increase (decrease) in shares outstanding before conversion	433,072	4,620,414
Shares converted into Class R6 (See Note 1)	20,024	206,845
Net increase (decrease)	453,096	$ 4,827,259
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly
41

Notes to Financial Statements (Unaudited) (continued)
impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
42	MainStay MacKay California Tax Free Opportunities Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay California Tax Free Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, MacKay personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s

43

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at MacKay. The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

44	MainStay MacKay California Tax Free Opportunities Fund

Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as the MainStay Group of Funds. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the
45

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

46	MainStay MacKay California Tax Free Opportunities Fund

Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
47

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
48	MainStay MacKay California Tax Free Opportunities Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
49

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022262MS043-23	MSCTF10-06/23
(NYLIM) NL237

MainStay MacKay High Yield Municipal Bond Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3.00% Initial Sales Charge	With sales charges	3/31/2010	7.42%	-4.49%	1.18%	2.95%	0.87%
		Excluding sales charges		10.75	0.01	2.12	3.43	0.87
Investor Class Shares[4,5]	Maximum 2.50% Initial Sales Charge	With sales charges	3/31/2010	7.99	-4.00	1.17	2.93	0.88
		Excluding sales charges		10.76	0.00	2.11	3.41	0.88
Class C Shares	Maximum 1.00% CDSC	With sales charges	3/31/2010	9.36	-1.71	1.34	2.64	1.63
	if Redeemed Within One Year of Purchase	Excluding sales charges		10.36	-0.75	1.34	2.64	1.63
Class I Shares	No Sales Charge		3/31/2010	10.88	0.26	2.37	3.69	0.61
Class R6 Shares	No Sales Charge		11/1/2019	10.82	0.32	N/A	0.24	0.56

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to August 10, 2022, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
5.	Prior to August 10, 2022, the maximum initial sales charge was 4.00%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg Municipal Bond Index[2]	7.65%	2.87%	2.06%	2.25%
Bloomberg High Yield Municipal Bond Index[3]	9.16	-0.40	3.10	3.53
High Yield Municipal Bond Composite Index[4]	8.56	0.92	2.71	3.04
Morningstar High Yield Muni Category Average[5]	7.71	-1.15	1.51	2.52

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg Municipal Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.
3.	The Fund has selected the Bloomberg High Yield Municipal Bond Index as an additional benchmark. The Bloomberg Municipal High Yield Bond Index is a flagship measure of the non-investment grade and non-rated U.S. dollar-denominated tax-exempt bond market.
4.	The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. The High Yield Municipal Bond Composite Index consists of the Bloomberg High Yield Municipal Bond Index and the Bloomberg Municipal Bond Index weighted 60%/40%, respectively.
5.	The Morningstar High Yield Muni Category Average is representative of funds that invest a substantial portion of assets in high-income municipal securities that are not rated or that are rated at the level of or below BBB by a major ratings agency such as Standard & Poor’s or Moody’s. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Municipal Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,107.50	$4.55	$1,020.48	$4.36	0.87%
Investor Class Shares	$1,000.00	$1,107.60	$4.65	$1,020.38	$4.46	0.89%
Class C Shares	$1,000.00	$1,103.60	$8.55	$1,016.66	$8.20	1.64%
Class I Shares	$1,000.00	$1,108.80	$3.24	$1,021.72	$3.11	0.62%
Class R6 Shares	$1,000.00	$1,108.20	$2.93	$1,022.02	$2.81	0.56%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2023 (Unaudited)
Illinois	11.1%
New York	10.8
Puerto Rico	9.9
California	8.2
Texas	5.0
Ohio	4.8
Pennsylvania	4.4
New Jersey	4.3
Florida	3.6
Colorado	2.7
U.S. Virgin Islands	2.6
Michigan	2.3
Wisconsin	2.2
District of Columbia	2.2
Virginia	2.0
Alabama	1.6
Arizona	1.5
Georgia	1.4
Washington	1.4
Iowa	1.2
Utah	1.2
Maryland	1.1
Minnesota	1.1
Massachusetts	1.0
Kentucky	1.0
Arkansas	0.9
South Carolina	0.8
Guam	0.7
Connecticut	0.6%
Missouri	0.6
Delaware	0.6
North Carolina	0.6
North Dakota	0.5
Tennessee	0.5
Hawaii	0.5
West Virginia	0.4
Multi–State	0.3
Alaska	0.3
Nevada	0.3
Indiana	0.3
Rhode Island	0.3
Kansas	0.3
Oregon	0.2
Louisiana	0.2
New Hampshire	0.2
Idaho	0.1
Maine	0.1
Montana	0.1
Oklahoma	0.1
Vermont	0.1
Mississippi	0.1
Nebraska	0.0‡
Short–Term Investment	0.1
Other Assets, Less Liabilities	1.6
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	Metropolitan Pier & Exposition Authority, (zero coupon)-5.00%, due 6/15/30–12/15/56
2.	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 3.50%-5.00%, due 7/1/26–7/1/47
3.	New York Transportation Development Corp., 4.375%-5.375%, due 8/1/31–7/1/46
4.	Buckeye Tobacco Settlement Financing Authority, 4.00%-5.00%, due 6/1/48–6/1/55
5.	Matching Fund Special Purpose Securitization Corp., 5.00%, due 10/1/30–10/1/39
6.	Chicago Board of Education, (zero coupon)-7.00%, due 12/1/27–12/1/47
7.	Public Finance Authority, (zero coupon)-9.00%, due 10/1/24–5/1/71
8.	Metropolitan Transportation Authority, 4.00%-5.00%, due 11/15/27–11/15/52
9.	Puerto Rico Electric Power Authority, 3.30%-7.00%, due 7/1/19–7/1/43
10.	State of Illinois, 4.00%-5.75%, due 12/1/27–10/1/45

8	MainStay MacKay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay High Yield Municipal Bond Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay MacKay High Yield Municipal Bond Fund returned 10.88%, outperforming the 7.65% return of the Fund’s primary benchmark, the Bloomberg Municipal Bond Index (the "Index"). During the same period, Class I shares outperformed the 9.16% return of the Fund’s secondary benchmark, the Bloomberg High Yield Municipal Bond Index, and the 8.56% return of the High Yield Municipal Bond Composite Index, an additional benchmark of the Fund. For the six months ended April 30, 2023, Class I shares also outperformed the 7.71% return of the Morningstar High Yield Muni Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund outperformed the Bloomberg Municipal Bond Index as a result of several factors. Overweight exposure to bonds maturing beyond 15 years made a positive contribution to relative performance. (Contributions take weightings and total returns into account.) Late in the reporting period, U.S. Treasury interest rates pivoted lower as the U.S. Federal Reserve hinted towards an end to its historic hiking cycle. In addition, overweight exposure to 4+% coupons bolstered relative returns. From a ratings perspective, the Fund’s overweight exposure to BBB-rated2 credits further enhanced relative performance, as did overweight exposure to bonds from Illinois and Puerto Rico. Conversely, underweight exposure to higher-quality bonds detracted from returns relative to the Index.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund, at times, will employ a U.S. Treasury futures hedge, typically as a paired strategy with longer-maturity bonds, to dampen duration3 and interest-rate sensitivity. During the reporting period, the Fund’s performance was not materially impacted.
What was the Fund’s duration strategy during the reporting period?
The Fund’s duration was targeted to remain in a neutral range relative to the Fund’s investable universe. In addition to investment-grade bonds, the Fund normally invests a substantial amount of its assets in municipal securities rated below investment grade. Since the Fund’s investable universe is broader than that of the Bloomberg Municipal Bond Index, the Fund’s duration may also differ from that of the Index. As of April 30, 2023, the Fund's modified duration to worst4 was 9.01 years while the Index’s modified duration to worst was 5.83 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, overweight exposure to the tobacco, IDR/PCR (industry development revenue/pollution control revenue) and special tax sectors made positive contributions to the Fund’s performance relative to the Bloomberg Municipal Bond Index. During the same period, underweight exposure to the state and local general obligation sectors detracted from relative performance.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. At the margins, there were increases in the Fund’s exposures to the education and leasing sectors. From a credit perspective, there were increased exposures to bonds rated AA.5 In addition, there was an increase to 3+% coupon bonds, along with bonds from the state of New York. Conversely, there were reductions in the Fund’s exposure to the state general obligation and electric sectors, bonds maturing within 10 years, and Puerto Rico credits.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, relative to the Bloomberg Municipal Bond Index, the Fund maintained overweight exposure to the long end of the curve where municipal yields are more attractive. In addition, the Fund held overweight exposure to the education,

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
5.	An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
9

IDR/PCR and hospital sectors. From a geographic perspective, the Fund held overweight exposure to Illinois. As of the same date, the Fund held underweight positions in the local and state general obligation sectors, as well as bonds from New York and California. Furthermore, the Fund held underweight exposure to ultra-high quality bonds rated AAA/AA.6
6.	An obligation rated ‘AAA’ has the highest rating assigned S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay High Yield Municipal Bond Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Principal Amount	Value
Municipal Bonds 97.5%
Long-Term Municipal Bonds 92.2%
Alabama 1.2%
Alabama Special Care Facilities Financing Authority, Methodist Home for the Aging, Revenue Bonds
5.75%, due 6/1/45	$ 1,250,000	$ 1,061,937
Cooper Green Mercy Health Services Authority, County of Jefferson Indigent Care Fund, Revenue Bonds
Series A
5.25%, due 9/1/42	5,000,000	5,368,895
County of Jefferson, Sewer, Revenue Bonds, Senior Lien
Series A, Insured: AGM
5.50%, due 10/1/53	11,710,000	11,998,217
County of Jefferson, Sewer, Revenue Bonds, Sub. Lien
Series D
6.00%, due 10/1/42	2,500,000	2,643,958
Lower Alabama Gas District (The), Revenue Bonds
Series A
5.00%, due 9/1/46	17,610,000	18,107,578
Montgomery Educational Building Authority, Faulkner University, Revenue Bonds
Series A
5.00%, due 10/1/43	4,830,000	4,851,210
Prichard Water Works & Sewer Board, Revenue Bonds
4.00%, due 11/1/49	6,000,000	2,706,524
Southeast Energy Authority, A Cooperative District, Project No. 2, Revenue Bonds
Series B
4.00%, due 12/1/51 (a)	8,500,000	8,436,916
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Revenue Bonds (b)
Series A
4.50%, due 5/1/32	6,925,722	6,351,593
Series A
5.25%, due 5/1/44	38,390,000	33,975,453
		95,502,281
	Principal Amount	Value

Alaska 0.3%
Alaska Industrial Development & Export Authority, Tanana Chiefs Conference Project, Revenue Bonds
Series A
4.00%, due 10/1/44	$ 15,640,000	$ 14,926,019
Alaska Industrial Development & Export Authority, Interior Gas Utility Project, Revenue Bonds
Series A
5.00%, due 6/1/40	1,795,000	1,766,590
Series A
5.00%, due 6/1/50	3,485,000	3,338,090
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series A, Class 1
4.00%, due 6/1/50	2,255,000	1,995,600
		22,026,299
Arizona 1.5%
Arizona Industrial Development Authority, GreatHearts Arizona Project, Revenue Bonds
Series A, Insured: SD CRED PROG
3.00%, due 7/1/46	4,315,000	3,302,978
Series A, Insured: SD CRED PROG
3.00%, due 7/1/52	9,625,000	6,947,908
Arizona Industrial Development Authority, Provident Group, NCCU Properties LLC, Central University Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 6/1/44	2,500,000	2,461,759
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC, Revenue Bonds
Series A
4.00%, due 11/1/45	5,545,000	5,046,932
Series A
4.00%, due 11/1/46	1,000,000	904,101
Series A
4.00%, due 11/1/51	3,405,000	2,992,472

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
Arizona Industrial Development Authority, University of Indianapolis, Health Pavilion Project, Revenue Bonds
Series A
4.00%, due 10/1/49	$ 1,000,000	$ 876,203
Series A
5.00%, due 10/1/45	1,875,000	1,919,526
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC Obligated Group, Revenue Bonds
4.00%, due 11/1/49	5,115,000	4,543,923
Series A
4.00%, due 11/1/50	910,000	803,989
Arizona Industrial Development Authority, Macombs Facility Project, Revenue Bonds
Series A
4.00%, due 7/1/61	6,250,000	4,907,603
Arizona Industrial Development Authority, Jerome Facility Project, Revenue Bonds
Series B
4.00%, due 7/1/61	1,000,000	785,216
Arizona Industrial Development Authority, Idaho State Tax Commission, Linder Village Project, Revenue Bonds
5.00%, due 6/1/31 (b)	4,000,000	4,006,368
Arizona Industrial Development Authority, Arizona Agribusiness and Equine Center, Inc., Revenue Bonds (b)
Series B
5.00%, due 3/1/37	3,280,000	3,159,255
Series B
5.00%, due 3/1/42	3,435,000	3,174,210
Arizona Industrial Development Authority, Provident Group-NCCU Properties LLC, Revenue Bonds
Insured: BAM
5.00%, due 6/1/49	2,650,000	2,856,211
Insured: BAM
5.00%, due 6/1/54	2,850,000	3,062,784
	Principal Amount	Value

Arizona (continued)
Arizona Industrial Development Authority, Mater Academy of Nevada, Bonanza Campus Project, Revenue Bonds
Series A
5.00%, due 12/15/50 (b)	$ 1,500,000	$ 1,392,009
Arizona Industrial Development Authority, Provident Group, Eastern Michigan University Parking Project, Revenue Bonds
5.00%, due 5/1/51 (c)	1,000,000	646,284
Arizona Industrial Development Authority, American Charter Schools Foundation, Revenue Bonds (b)
6.00%, due 7/1/37	3,035,000	3,124,604
6.00%, due 7/1/47	6,685,000	6,792,274
City of Phoenix, Downtown Phoenix Student Housing LLC, Revenue Bonds
Series A
5.00%, due 7/1/37	1,000,000	1,016,759
City of Phoenix, Villa Montessori, Inc. Project, Revenue Bonds
5.00%, due 7/1/45	2,150,000	2,174,984
City of Phoenix, Basis Schools Project, Revenue Bonds (b)
Series A
5.00%, due 7/1/45	1,000,000	929,075
Series A
5.00%, due 7/1/46	3,870,000	3,575,142
City of Phoenix, Downtown Phoenix Student Housing II LLC, Revenue Bonds
Series A
5.00%, due 7/1/59	2,200,000	2,149,485
City of Phoenix, Espiritu Community Development Corp., Revenue Bonds
Series A
6.25%, due 7/1/36	845,000	800,684
Florence Town, Inc. Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds
6.00%, due 7/1/43 (b)	2,450,000	2,460,254

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
Glendale Industrial Development Authority, Midwestern University Foundation, Revenue Bonds
Series A
2.125%, due 7/1/33 (d)	$ 2,000,000	$ 1,727,515
Glendale Industrial Development Authority, People of Faith, Inc. Obligated Group, Revenue Bonds
Series A
5.00%, due 5/15/56	8,250,000	6,796,114
Industrial Development Authority of the County of Pima (The), American Leadership Academy, Inc., Revenue Bonds
4.00%, due 6/15/51 (b)	9,500,000	7,015,166
Industrial Development Authority of the County of Pima (The), Charter Schools Project, Revenue Bonds
Series Q
5.375%, due 7/1/31	1,145,000	1,123,805
Industrial Development Authority of the County of Pima (The), American Leadership AC, Revenue Bonds
5.625%, due 6/15/45 (b)	3,735,000	3,738,053
Maricopa County Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds
Series A
4.00%, due 7/1/51 (b)	1,750,000	1,307,502
Maricopa County Industrial Development Authority, Horizon Community Learning Center, Revenue Bonds
5.00%, due 7/1/35	3,000,000	2,920,317
Maricopa County Pollution Control Corp., El Paso Electric Co. Project, Revenue Bonds
Series B
3.60%, due 4/1/40	8,750,000	7,757,438
Pinal County Industrial Development Authority, WOF SW GGP 1 LLC, Revenue Bonds (d)
Series A
5.50%, due 10/1/33 (b)	7,673,000	7,287,492
	Principal Amount	Value

Arizona (continued)
Pinal County Industrial Development Authority, WOF SW GGP 1 LLC, Revenue Bonds (d) (continued)
Series B
5.50%, due 10/1/33	$ 2,000,000	$ 1,899,516
		118,385,910
Arkansas 0.9%
Arkansas Development Finance Authority, Washington Regional Medical Center, Revenue Bonds
4.00%, due 2/1/42	4,390,000	4,075,527
Arkansas Development Finance Authority, Baptist Health, Revenue Bonds
4.00%, due 12/1/44	650,000	629,948
Arkansas Development Finance Authority, Big River Steel Project, Revenue Bonds (b)(d)
4.50%, due 9/1/49	56,200,000	50,440,523
Series A
4.75%, due 9/1/49	17,200,000	16,048,907
		71,194,905
California 7.3%
Alameda Corridor Transportation Authority, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 10/1/35	3,440,000	2,178,134
Bassett Unified School District, Capital Appreciation, Election 2004, Unlimited General Obligation
Series C, Insured: NATL-RE
(zero coupon), due 8/1/41	2,050,000	894,898
Series C, Insured: NATL-RE
(zero coupon), due 8/1/42	2,000,000	827,537
California Community Choice Financing Authority, Clean Energy Project, Revenue Bonds
Series C
5.25%, due 1/1/54 (a)	5,350,000	5,588,950
California Community Housing Agency, Summit at Sausalito Apartments, Revenue Bonds
Series A-1
3.00%, due 2/1/57 (b)	5,000,000	3,341,151
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Community Housing Agency, Essential Housing, Revenue Bonds, Senior Lien
Series A1
4.00%, due 2/1/56 (b)	$ 25,000,000	$ 20,370,445
California Community Housing Agency, Annadel Apartments, Revenue Bonds
Series A
5.00%, due 4/1/49 (b)	12,150,000	10,131,156
California Community Housing Agency, Essential Housing, Serenity at Larkspur Apartments, Revenue Bonds
Series A
5.00%, due 2/1/50 (b)	5,045,000	4,184,672
California Health Facilities Financing Authority, CommonSpirit Health, Revenue Bonds
Series A
4.00%, due 4/1/49	7,505,000	7,005,196
California Health Facilities Financing Authority, Children's Hospital Los Angeles Obligated Group, Revenue Bonds
Series A
5.00%, due 8/15/47	5,265,000	5,367,435
California Infrastructure & Economic Development Bank, Equitable School Revolving Fund LLC Obligated Group, Revenue Bonds
Series B
4.00%, due 11/1/46	3,060,000	2,807,458
California Infrastructure & Economic Development Bank, WFCS Portfolio Projects, Revenue Bonds
Series A-1
5.00%, due 1/1/55 (b)	3,225,000	2,490,772
California Municipal Finance Authority, CHF-Davis II LLC, Revenue Bonds
Insured: BAM
3.00%, due 5/15/51	4,400,000	3,417,284
	Principal Amount	Value

California (continued)
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds, Senior Lien
Series A, Insured: AGM
3.25%, due 12/31/32 (d)	$ 5,965,000	$ 5,758,016
Series A
5.00%, due 12/31/43	5,745,000	5,857,169
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds
4.00%, due 7/15/29	18,775,000	18,310,482
California Municipal Finance Authority, HumanGood California Obligated Group, Revenue Bonds
4.00%, due 10/1/49	1,785,000	1,623,505
California Municipal Finance Authority, William Jessup University, Revenue Bonds (b)
5.00%, due 8/1/28	1,000,000	996,891
5.00%, due 8/1/48	2,675,000	2,357,527
California Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects (The), Revenue Bonds
Series A
5.00%, due 7/1/46 (b)	2,665,000	2,413,835
California Municipal Finance Authority, CHF-Davis I LLC, West Village Student Housing Project, Revenue Bonds
5.00%, due 5/15/48	19,500,000	19,772,398
5.00%, due 5/15/51	19,500,000	19,724,853
California Municipal Finance Authority, Healthright 360, Revenue Bonds
Series A
5.00%, due 11/1/49 (b)	2,000,000	1,949,920
California Municipal Finance Authority, Partnerships to Uplift Community Project, Revenue Bonds
Series A
5.30%, due 8/1/47	1,525,000	1,403,954
California Municipal Finance Authority, Baptist University, Revenue Bonds
Series A
5.375%, due 11/1/40 (b)	3,000,000	3,035,216

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Public Finance Authority, Enso Village Project, Revenue Bonds
Series B-2
2.375%, due 11/15/28 (b)	$ 1,500,000	$ 1,414,279
California Public Finance Authority, Kendal at Sonoma Obligated Group, Revenue Bonds
Series A
5.00%, due 11/15/46 (b)	750,000	660,360
California Public Finance Authority, California University of Science & Medicine Obligated Group, Revenue Bonds
Series A
6.25%, due 7/1/54 (b)	5,515,000	5,845,999
California Public Finance Authority, California University of Science & Medicine, Revenue Bonds
7.50%, due 7/1/36 (b)	9,500,000	9,521,607
California School Finance Authority, Sonoma County Junior College District Project, Revenue Bonds
Series A
2.75%, due 11/1/60 (b)	9,700,000	7,365,239
California School Finance Authority, Granada Hills Charter High School Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/48 (b)	675,000	582,652
California School Finance Authority, Vista Charter Public Schools, Revenue Bonds
Series A
4.00%, due 6/1/61 (b)	4,750,000	3,425,962
California School Finance Authority, Hawking STEAM Charter Schools, Inc., Revenue Bonds
Series A
5.00%, due 7/1/42 (b)	1,360,000	1,314,347
California School Finance Authority, High Tech High Learning Project, Revenue Bonds
Series A
5.00%, due 7/1/49 (b)	3,000,000	2,769,574
	Principal Amount	Value

California (continued)
California School Finance Authority, Aspire Public Schools Obligated Group, Revenue Bonds
Series A
5.00%, due 8/1/50 (b)	$ 1,800,000	$ 1,759,392
California School Finance Authority, Teach Public Schools Obligated Group, Revenue Bonds
Series A
5.00%, due 6/1/58 (b)	2,000,000	1,842,290
California Statewide Communities Development Authority, Community Infrastructure Program, Special Assessment
Series 2021 A
4.00%, due 9/2/41	1,990,000	1,757,676
California Statewide Communities Development Authority, Methodist Hospital of Southern California, Revenue Bonds
4.375%, due 1/1/48	2,185,000	2,076,612
5.00%, due 1/1/48	7,250,000	7,401,443
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (b)
Series A
5.00%, due 6/1/36	2,250,000	2,220,172
Series A
5.00%, due 6/1/46	2,000,000	1,880,010
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds (b)
Series A
5.00%, due 12/1/46	18,420,000	17,639,716
Series A
5.25%, due 12/1/56	3,970,000	3,806,568
California Statewide Communities Development Authority, Irvine Campus Apartments, Revenue Bonds
5.00%, due 5/15/50	2,000,000	2,011,565
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.625%, due 11/1/33	680,000	682,059
5.875%, due 11/1/43	435,000	436,252
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A
6.375%, due 11/1/43 (b)	$ 3,235,000	$ 3,262,583
Cathedral City Public Financing Authority, Capital Appreciation, Tax Allocation
Series A, Insured: NATL-RE
(zero coupon), due 8/1/23	925,000	917,306
Series A, Insured: NATL-RE
(zero coupon), due 8/1/26	1,085,000	976,635
City of Los Angeles, Department of Airports, Revenue Bonds, Senior Lien
Series G
5.00%, due 5/15/47 (d)	6,000,000	6,357,098
City of South San Francisco, Community Facilities District No. 2021-01, Special Tax
5.00%, due 9/1/52	1,500,000	1,538,485
CMFA Special Finance Agency XII, Allure Apartments, Revenue Bonds, Senior Lien
Series A-1
3.25%, due 2/1/57 (b)	1,500,000	1,006,014
CSCDA Community Improvement Authority, Pasadena Portfolio, Revenue Bonds, Senior Lien
Series A-2
3.00%, due 12/1/56 (b)	2,750,000	1,836,132
CSCDA Community Improvement Authority, Theo Pasadena, Revenue Bonds, Senior Lien
Series A-2
3.25%, due 5/1/57 (b)	11,350,000	7,595,566
CSCDA Community Improvement Authority, Parrallel-Anaheim, Revenue Bonds
Series A
4.00%, due 8/1/56 (b)	6,040,000	4,537,825
CSCDA Community Improvement Authority, Oceanaire Long Beach, Revenue Bonds
Series A
4.00%, due 9/1/56 (b)	10,160,000	7,680,089
	Principal Amount	Value

California (continued)
CSCDA Community Improvement Authority, Altana Glendale, Revenue Bonds
Series A
4.00%, due 10/1/56 (b)	$ 9,200,000	$ 6,864,370
CSCDA Community Improvement Authority, Escondido Portfolio, Revenue Bonds, Senior Lien
Series A-2
4.00%, due 6/1/58 (b)	4,750,000	3,629,533
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series B-2, Insured: AGM-CR
3.50%, due 1/15/53	13,415,000	11,383,347
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series C, Insured: AGM-CR
4.00%, due 1/15/43	17,154,000	17,164,811
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/46	27,629,000	26,138,468
Series A, Insured: AGM-CR
4.00%, due 1/15/46	28,120,000	26,994,342
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/66 (e)	897,030,000	99,496,774
Golden State Tobacco Securitization Corp., Tobacco Settlement, Revenue Bonds
Series B-1
3.85%, due 6/1/50	1,500,000	1,375,686
Hastings Campus Housing Finance Authority, Green Bond, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/61 (b)	52,100,000	42,226,404
Inland Empire Tobacco Securitization Corp., Revenue Bonds
Series D
(zero coupon), due 6/1/57	249,420,000	17,794,970

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Riverside County Transportation Commission, Revenue Bonds, Senior Lien
Series B-1
3.00%, due 6/1/49	$ 1,945,000	$ 1,454,558
Series A
5.75%, due 6/1/48	1,480,000	1,482,984
Rohnerville School District, Election 2010, Unlimited General Obligation
Series B, Insured: AGM
(zero coupon), due 8/1/42	1,000,000	435,580
Series B, Insured: AGM
(zero coupon), due 8/1/47	1,000,000	336,157
San Diego County Regional Airport Authority, Revenue Bonds
Series B
4.00%, due 7/1/56 (d)	11,410,000	10,485,863
San Francisco City & County Redevelopment Agency, Community Facilities District No. 6 Bay Public, Special Tax
Series C
(zero coupon), due 8/1/37	5,015,000	2,220,107
Series C
(zero coupon), due 8/1/38	2,000,000	828,609
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/50	7,300,000	6,860,523
Santa Ana Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series B, Insured: AGC
(zero coupon), due 8/1/47	24,500,000	7,445,817
Sierra Kings Health Care District, Unlimited General Obligation
5.00%, due 8/1/37	2,465,000	2,544,137
Stockton Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series D, Insured: AGM
(zero coupon), due 8/1/42	8,780,000	3,946,724
	Principal Amount	Value

California (continued)
Sutter Union High School District, Election 2008, Unlimited General Obligation
Series B
(zero coupon), due 6/1/50	$ 16,260,000	$ 2,506,177
Tobacco Securitization Authority of Southern California, San Diego County Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/54	18,700,000	3,446,573
West Contra Costa Healthcare District, Special Tax
3.00%, due 7/1/42	5,670,000	4,800,744
Westminster School District, Election 2008, Unlimited General Obligation
Series B, Insured: BAM
(zero coupon), due 8/1/53	20,000,000	2,411,278
		568,204,897
Colorado 2.7%
3rd and Havana Metropolitan District, Tax Supported, Limited General Obligation
Series A
5.25%, due 12/1/49	2,250,000	1,906,200
Allison Valley Metropolitan District No. 2, Limited General Obligation
4.70%, due 12/1/47	2,500,000	2,051,598
Arkansas River Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/38	7,150,000	7,277,402
Series A
5.00%, due 10/1/43	7,125,000	7,148,242
Broadway Park North Metropolitan District No. 2, Limited General Obligation (b)
5.00%, due 12/1/40	1,000,000	958,164
5.00%, due 12/1/49	1,000,000	924,752
Broadway Station Metropolitan District No. 2, Limited General Obligation
Series A
5.125%, due 12/1/48	3,000,000	2,317,017
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Central Platte Valley Metropolitan District, Unlimited General Obligation
Series A
5.375%, due 12/1/33	$ 1,500,000	$ 1,517,548
Citadel on Colfax Business Improvement District, Revenue Bonds
Series A
5.35%, due 12/1/50	1,000,000	906,601
City & County of Denver, United Airlines, Inc., Project, Revenue Bonds
5.00%, due 10/1/32 (d)	6,800,000	6,807,446
City of Fruita Healthcare, Canyons Hospital & Medical Center Project, Revenue Bonds
Series A
5.50%, due 1/1/48 (b)	9,750,000	8,816,240
Colorado Educational & Cultural Facilities Authority, Northeast Campus Project, Revenue Bonds
Insured: Moral Obligation State Intercept
3.00%, due 8/1/51	3,420,000	2,405,781
Colorado Educational & Cultural Facilities Authority, New Summit Academy, Revenue Bonds
Series A
4.00%, due 7/1/41 (b)	1,850,000	1,539,274
Colorado Educational & Cultural Facilities Authority, New Vision Chater School, Revenue Bonds
Series A, Insured: BAM Moral Obligation
4.00%, due 6/1/42	2,635,000	2,552,186
Series A, Insured: BAM Moral Obligation
4.00%, due 6/1/52	4,750,000	4,390,712
Series A, Insured: BAM Moral Obligation
4.00%, due 6/1/56	6,305,000	5,724,296
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-2
3.25%, due 8/1/49	11,750,000	8,542,318
	Principal Amount	Value

Colorado (continued)
Colorado Health Facilities Authority, CommonSpirit Health, Revenue Bonds
Series A-2
4.00%, due 8/1/49	$ 21,355,000	$ 19,368,197
Series A-2
5.00%, due 8/1/44	19,005,000	19,632,247
Colorado Health Facilities Authority, Covenant Living Communities and Services Obligated Group, Revenue Bonds
Series A
5.00%, due 12/1/35	3,500,000	3,538,133
Series A
5.00%, due 12/1/48	6,940,000	6,922,774
Colorado Health Facilities Authority, Mental Health Center of Denver Project, Revenue Bonds
Series A
5.75%, due 2/1/44	5,580,000	5,612,272
Copper Ridge Metropolitan District, Revenue Bonds
5.00%, due 12/1/39	4,250,000	3,954,971
Denver Health & Hospital Authority, 550 Acoma, Inc., Certificate of Participation
5.00%, due 12/1/48	1,755,000	1,748,137
Denver Health & Hospital Authority, Revenue Bonds
Series A
5.25%, due 12/1/45	4,250,000	4,269,401
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE
(zero coupon), due 9/1/25	245,000	227,412
Series B, Insured: NATL-RE
(zero coupon), due 9/1/29	4,510,000	3,687,694
Series B, Insured: NATL-RE
(zero coupon), due 9/1/30	500,000	393,791
Series B, Insured: NATL-RE
(zero coupon), due 9/1/35	2,245,000	1,262,870
Series B, Insured: NATL-RE
(zero coupon), due 9/1/37	1,170,000	588,944
Series B, Insured: NATL-RE
(zero coupon), due 9/1/39	515,000	233,057
Series A
(zero coupon), due 9/1/40	5,250,000	2,469,362

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
E-470 Public Highway Authority, Revenue Bonds (continued)
Series A
(zero coupon), due 9/1/41	$ 3,925,000	$ 1,749,248
Eagle County Airport Terminal Corp., Revenue Bonds
Series B
5.00%, due 5/1/33 (d)	2,285,000	2,340,146
Evan's Place Metropolitan District, Limited General Obligation
Series A(3)
5.00%, due 12/1/50	1,500,000	1,307,049
Great Western Metropolitan District, Limited General Obligation
4.75%, due 12/1/50	1,500,000	1,291,839
Green Valley Ranch East Metropolitan District No. 6, Limited General Obligation
Series A
5.875%, due 12/1/50	1,000,000	963,380
Jefferson Center Metropolitan District No. 1, Revenue Bonds
Series B
5.75%, due 12/15/50	4,615,000	4,468,968
Johnstown Plaza Metropolitan District, Limited General Obligation
4.25%, due 12/1/46	7,500,000	6,077,119
Jones District Community Authority Board, Revenue Bonds
(zero coupon), due 12/1/50 (f)	5,050,000	4,260,521
Karl's Farm Metropolitan District No. 2, Limited General Obligation
Series A
5.625%, due 12/1/50 (b)	1,485,000	1,378,131
Mirabelle Metropolitan District No. 2, Limited General Obligation, Senior Lien
Series A
5.00%, due 12/1/49	1,250,000	1,121,309
North Range Metropolitan District No. 3, Limited General Obligation
Series 2020A-3
5.25%, due 12/1/50	1,000,000	900,666
	Principal Amount	Value

Colorado (continued)
Park Creek Metropolitan District, Revenue Bonds, Senior Lien
Series A, Insured: AGM
4.00%, due 12/1/37	$ 2,790,000	$ 2,823,558
Series A, Insured: AGM
4.00%, due 12/1/46	20,950,000	20,060,983
Park Creek Metropolitan District, Senior Ltd., Property, Revenue Bonds, Senior Lien
Series A
5.00%, due 12/1/45	4,000,000	4,066,091
Raindance Metropolitan District No. 1 Non-Potable Water System, Revenue Bonds
5.25%, due 12/1/50	1,500,000	1,355,115
Raindance Metropolitan District No. 2, Limited General Obligation
Series A
5.00%, due 12/1/49	2,500,000	2,261,787
Southglenn Metropolitan District, Special Revenue, Limited General Obligation
5.00%, due 12/1/46	2,100,000	1,967,370
Sterling Ranch Community Authority Board, Colorado Limited Tax Supported and Special Revenue Senior Bonds, Revenue Bonds
Series A
4.25%, due 12/1/50	1,250,000	983,479
Village Metropolitan District (The), Special Revenue and Limited Property Tax, Limited General Obligation
5.00%, due 12/1/40	750,000	723,276
Villages at Castle Rock Metropolitan District No. 6, Limited General Obligation
Series A
4.125%, due 12/1/51 (b)	18,149,000	13,106,023
		212,901,097
Connecticut 0.5%
City of Hartford, Unlimited General Obligation
Series B, Insured: State Guaranteed
5.00%, due 4/1/26	60,000	60,088
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
City of Hartford, Unlimited General Obligation (continued)
Series B, Insured: State Guaranteed
5.00%, due 4/1/27	$ 500,000	$ 500,741
Series B, Insured: State Guaranteed
5.00%, due 4/1/30	640,000	640,974
Series B, Insured: State Guaranteed
5.00%, due 4/1/33	100,000	100,150
City of New Haven, Unlimited General Obligation
Series A
4.00%, due 8/1/40	2,000,000	1,923,339
Series A
4.00%, due 8/1/41	925,000	874,257
City of West Haven, Unlimited General Obligation
Insured: BAM
4.00%, due 9/15/41	1,130,000	1,097,283
Connecticut State Health & Educational Facilities Authority, University of Hartford (The), Revenue Bonds
Series N
4.00%, due 7/1/39	5,600,000	4,898,700
Series N
4.00%, due 7/1/49	4,000,000	3,142,568
Series N
5.00%, due 7/1/31	575,000	596,322
Series N
5.00%, due 7/1/32	575,000	595,283
Series N
5.00%, due 7/1/33	475,000	490,351
Series N
5.00%, due 7/1/34	700,000	719,047
Connecticut State Health & Educational Facilities Authority, Jerome Home, Revenue Bonds
Series E
4.00%, due 7/1/51	1,250,000	948,688
	Principal Amount	Value

Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, Mary Wade Home Obligated Group, Revenue Bonds (b)
Series A-1
4.50%, due 10/1/34	$ 2,350,000	$ 2,038,695
Series A-1
5.00%, due 10/1/39	1,000,000	864,461
Connecticut State Health & Educational Facilities Authority, McLean Issue, Revenue Bonds
Series A
5.00%, due 1/1/30 (b)	500,000	494,947
Connecticut State Health & Educational Facilities Authority, University of New Haven, Inc., Revenue Bonds
Series K-3
5.00%, due 7/1/48	3,695,000	3,518,477
Connecticut State Health & Educational Facilities Authority, Griffin Health Obligated Group, Revenue Bonds
Series G-1
5.00%, due 7/1/50 (b)	1,750,000	1,647,293
Connecticut State Health & Educational Facilities Authority, Church Home of Hartford Obligated Group, Revenue Bonds
Series A
5.00%, due 9/1/53 (b)	2,235,000	1,805,622
Connecticut State Higher Education Supplement Loan Authority, Chesla Loan Program, Revenue Bonds
Series B, Insured: BAM
3.25%, due 11/15/35 (d)	5,325,000	4,846,605
Hartford Stadium Authority, Stadium Authority Lease, Revenue Bonds
Series A
5.00%, due 2/1/36	1,475,000	1,480,269
Steel Point Infrastructure Improvement District, Steelpointe Harbor Project, Tax Allocation (b)
4.00%, due 4/1/31	700,000	652,511
4.00%, due 4/1/36	1,090,000	954,003

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
Steel Point Infrastructure Improvement District, Steelpointe Harbor Project, Tax Allocation (b) (continued)
4.00%, due 4/1/41	$ 1,785,000	$ 1,464,550
4.00%, due 4/1/51	1,250,000	946,274
		37,301,498
Delaware 0.6%
County of Kent, Student Housing & Dining Facility, CHF-Dover LLC, Delaware State University Project, Revenue Bonds
Series A
5.00%, due 7/1/40	1,050,000	1,018,159
Series A
5.00%, due 7/1/48	2,735,000	2,535,601
Series A
5.00%, due 7/1/53	4,090,000	3,728,774
Series A
5.00%, due 7/1/58	6,700,000	6,027,971
Delaware State Economic Development Authority, Newark Charter School, Inc., Revenue Bonds
4.00%, due 9/1/51	1,600,000	1,379,922
Delaware State Health Facilities Authority, Beebe Medical Center, Revenue Bonds
4.25%, due 6/1/38	2,235,000	2,195,036
4.375%, due 6/1/48	9,400,000	9,063,748
5.00%, due 6/1/37	1,000,000	1,048,655
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds
5.00%, due 7/1/32	3,555,000	3,564,858
Delaware State Health Facilities Authority, Christiana Care Health System, Revenue Bonds
Series A
5.00%, due 10/1/45	8,100,000	8,531,511
Delaware State Health Facilities Authority, Beebe Medical Center, Inc., Revenue Bonds
5.00%, due 6/1/48	4,750,000	4,852,473
		43,946,708
	Principal Amount	Value

District of Columbia 1.9%
District of Columbia, Tobacco Settlement Financing Corp., Asset Backed, Revenue Bonds
Series A
(zero coupon), due 6/15/46	$ 83,000,000	$ 19,171,348
District of Columbia, KIPP DC Project, Revenue Bonds
4.00%, due 7/1/49	1,375,000	1,180,006
District of Columbia, Provident Group-Howard Properties LLC, Revenue Bonds
5.00%, due 10/1/30	1,500,000	1,500,029
5.00%, due 10/1/45	5,105,000	4,898,800
District of Columbia, Friendship Public Charter School, Revenue Bonds
Series A
5.00%, due 6/1/46	1,400,000	1,406,007
District of Columbia, International School Obligated Group, Revenue Bonds
5.00%, due 7/1/54	2,550,000	2,533,707
District of Columbia, Revenue Bonds
5.00%, due 6/1/55	4,160,000	3,824,316
District of Columbia, Methodist Home, Revenue Bonds
Series A
5.25%, due 1/1/39	1,015,000	874,365
Metropolitan Washington Airports Authority, Dulles Toll Road, Revenue Bonds, Senior Lien
Series B
(zero coupon), due 10/1/39	5,005,000	2,441,921
Metropolitan Washington Airports Authority, Dulles Toll Road, Revenue Bonds, Sub. Lien
Series B
4.00%, due 10/1/49	100,045,000	94,055,976
Metropolitan Washington Airports Authority, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Senior Lien
Series A, Insured: AGM
4.00%, due 10/1/52	4,000,000	3,853,160
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
District of Columbia (continued)
Metropolitan Washington Airports Authority, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Sub. Lien
Series B, Insured: AGM
4.00%, due 10/1/53	$ 13,100,000	$ 12,572,847
		148,312,482
Florida 3.4%
Capital Trust Agency, Wonderful Foundations Charter School, Revenue Bonds
Series B
(zero coupon), due 1/1/60	16,000,000	876,712
Capital Trust Agency, Odyssey Charter School, Inc., Revenue Bonds
Series A
5.50%, due 7/1/47 (b)	2,000,000	1,989,249
Celebration Community Development District, Assessment Area 1 Project, Special Assessment
3.125%, due 5/1/41	590,000	437,264
4.00%, due 5/1/51	845,000	662,979
CFM Community Development District, Capital Improvement, Special Assessment
3.35%, due 5/1/41	200,000	153,176
4.00%, due 5/1/51	290,000	226,564
Charlotte County Industrial Development Authority, Town & Country Utility Project, Revenue Bonds
Series A
4.00%, due 10/1/51 (b)(d)	3,500,000	2,702,673
City of Atlantic Beach, Fleet Landing Project, Revenue Bonds
Series A
5.00%, due 11/15/48	3,000,000	2,558,395
Series B
5.625%, due 11/15/43	1,500,000	1,481,088
City of Fort Myers, Utility System, Revenue Bonds
Series A
4.00%, due 10/1/49	10,275,000	9,824,028
	Principal Amount	Value

Florida (continued)
City of Orlando, Tourist Development Tax, Revenue Bonds, Third Lien
Series C, Insured: AGC
5.50%, due 11/1/38	$ 230,000	$ 230,365
City of Pompano Beach, John Knox Village Project, Revenue Bonds
Series A
4.00%, due 9/1/51	650,000	473,183
Series A
4.00%, due 9/1/56	5,165,000	3,648,940
City of Tallahassee, Tallahassee Memorial HealthCare, Inc., Revenue Bonds
Series A
5.00%, due 12/1/40	6,935,000	6,968,696
Collier County Educational Facilities Authority, Ave Maria University, Inc., Revenue Bonds
Series A
6.125%, due 6/1/43	2,500,000	2,505,453
Collier County Health Facilities Authority, Moorings, Inc. Obligated Group (The), Revenue Bonds
4.00%, due 5/1/52	8,000,000	6,961,913
Cordova Palms Community Development District, Special Assessment
3.00%, due 5/1/41 (b)	1,215,000	883,110
County of Osceola, Transportation, Revenue Bonds
Series A-1
4.00%, due 10/1/54	4,345,000	3,759,259
Series A-1
5.00%, due 10/1/44	11,150,000	11,369,273
Elevation Pointe Community Development District, Special Assessment
Series A-1
4.60%, due 5/1/52	1,090,000	941,164
Epperson North Community Development District, Assessment Area 3, Special Assessment
Series A
3.40%, due 11/1/41	2,160,000	1,650,131
Epperson North Community Development District, Assessment Area 2, Special Assessment
3.50%, due 5/1/41	790,000	616,268

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
Escambia County Health Facilities Authority, Baptist Health Care Corp. Obligated Group, Revenue Bonds
Series A
4.00%, due 8/15/50	$ 4,865,000	$ 4,213,261
Florida Development Finance Corp., Mayflower Retirement Community Centre, Inc., Revenue Bonds
Series B-1
2.375%, due 6/1/27 (b)	835,000	806,347
Florida Development Finance Corp., UF Health Jacksonville Project, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 2/1/52	14,155,000	12,696,014
Series A
5.00%, due 2/1/40	2,600,000	2,565,005
Series A
5.00%, due 2/1/52	6,400,000	5,847,960
Florida Development Finance Corp., River City Education Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/55	1,000,000	798,904
Florida Development Finance Corp., Florida Charter Foundation, Inc. Project, Revenue Bonds
Series A
4.75%, due 7/15/36 (b)	4,305,000	4,093,646
Florida Development Finance Corp., Mater Academy Project, Revenue Bonds
Series A
5.00%, due 6/15/50	3,000,000	2,958,409
Series A
5.00%, due 6/15/52	2,975,000	2,918,023
Series A
5.00%, due 6/15/55	5,600,000	5,450,906
Florida Higher Educational Facilities Financial Authority, Ringling College Project, Revenue Bonds
4.00%, due 3/1/47	6,420,000	5,440,847
Florida Higher Educational Facilities Financial Authority, Saint Leo University Project, Revenue Bonds
5.00%, due 3/1/44	1,370,000	1,221,641
	Principal Amount	Value

Florida (continued)
Florida Higher Educational Facilities Financial Authority, Saint Leo University Project, Revenue Bonds (continued)
5.00%, due 3/1/49	$ 1,630,000	$ 1,415,280
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds
Series A
4.00%, due 8/1/50	60,635,000	55,679,835
Series A
4.00%, due 8/1/55	36,965,000	33,194,130
Lakewood Ranch Stewardship District, Star Farms at Lakewood Ranch Project Phase 1 and 2, Special Assessment
3.00%, due 5/1/41	430,000	318,115
4.00%, due 5/1/52	675,000	529,081
Lee County Industrial Development Authority, Preserve Project, Revenue Bonds
Series A
5.75%, due 12/1/52 (b)	7,125,000	4,897,496
Miami Beach Health Facilities Authority, Mount Sinai Medical Center of Florida, Revenue Bonds
Series B
4.00%, due 11/15/46	7,000,000	6,374,593
Series B
4.00%, due 11/15/51	3,190,000	2,835,031
5.00%, due 11/15/39	2,230,000	2,245,660
Mid-Bay Bridge Authority, Revenue Bonds
Series A
5.00%, due 10/1/35	1,500,000	1,531,401
Series C
5.00%, due 10/1/40	1,000,000	1,005,598
Mirada II Community Development District, Capital Improvement, Special Assessment
3.125%, due 5/1/31	500,000	441,164
3.50%, due 5/1/41	1,000,000	779,115
New Port Tampa Bay Community Development District, Special Assessment
3.50%, due 5/1/31	310,000	281,184
4.125%, due 5/1/52	365,000	289,874
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
North Powerline Road Community Development District, Special Assessment
3.625%, due 5/1/40	$ 500,000	$ 404,984
4.00%, due 5/1/51	1,075,000	835,264
Osceola County Expressway Authority, Poinciana Parkway Project, Revenue Bonds, Senior Lien
Series B-2
(zero coupon), due 10/1/36 (f)	3,750,000	4,312,132
Palm Beach County Health Facilities Authority, Toby & Leon Cooperman Sinai residencies of Boca Raton, Revenue Bonds
4.00%, due 6/1/36	4,000,000	3,388,605
Pinellas County Educational Facilities Authority, Pinellas Academy Math & Science Project, Revenue Bonds
Series A
5.00%, due 12/15/48 (b)	3,280,000	3,293,039
Polk County Industrial Development Authority, Carpenter's Home Estates, Inc., Revenue Bonds
Series A
5.00%, due 1/1/39	1,750,000	1,622,351
Polk County Industrial Development Authority, Carpenter's Home Estates, Inc. Project, Revenue Bonds
Series A
5.00%, due 1/1/55	800,000	664,626
Preston Cove Community Development District, Special Assessment
4.00%, due 5/1/42	1,825,000	1,539,034
Sawyers Landing Community Development District, Special Assessment
3.75%, due 5/1/31	1,550,000	1,436,148
4.25%, due 5/1/53	3,000,000	2,371,026
Shingle Creek at Bronson Community Development District, Special Assessment
3.50%, due 6/15/41	1,000,000	782,435
	Principal Amount	Value

Florida (continued)
South Broward Hospital District, Revenue Bonds
Series A
3.00%, due 5/1/51	$ 17,750,000	$ 13,415,658
Stillwater Community Development District, 2021 Project, Special Assessment (b)
3.00%, due 6/15/31	410,000	358,844
3.50%, due 6/15/41	1,000,000	786,023
Tradition Community Development District No. 9, Special Assessment
3.00%, due 5/1/41	1,800,000	1,308,311
Two Rivers North Community Development District, Special Assessment
5.25%, due 5/1/52	1,500,000	1,435,493
V-Dana Community Development District, Special Assessment
3.625%, due 5/1/41	1,040,000	841,369
Veranda Community Development District II, Special Assessment
3.60%, due 5/1/41 (b)	330,000	260,865
Windward at Lakewood Ranch Community Development District, Phase 2 Project, Special Assessment
4.00%, due 5/1/42	1,130,000	953,031
4.25%, due 5/1/52	1,360,000	1,106,087
		262,863,728
Georgia 1.2%
Atlanta Urban Redevelopment Agency, Atlanta BeltLine Special Service District, Revenue Bonds
Insured: BAM
3.625%, due 7/1/42 (b)	5,605,000	5,004,875
Development Authority of Cobb County (The), Kennesaw State University, Revenue Bonds, Junior Lien
Series C
5.00%, due 7/15/38	85,000	88,915
Series C
5.00%, due 7/15/38	2,305,000	2,306,255

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia (continued)
Fulton County Residential Care Facilities for the Elderly Authority, Lenbrook Square Foundation, Inc., Revenue Bonds
5.00%, due 7/1/36	$ 3,750,000	$ 3,735,436
Gainesville & Hall County Development Authority, Riverside Military Academy, Inc., Revenue Bonds
5.125%, due 3/1/52	1,500,000	1,088,542
George L Smith II Congress Center Authority, Convention Centre Hotel, Revenue Bonds, First Tier
4.00%, due 1/1/54	4,750,000	3,849,352
George L Smith II Congress Center Authority, Convention Centre Hotel, Revenue Bonds, Second Tier
5.00%, due 1/1/54 (b)	4,000,000	3,206,214
Main Street Natural Gas, Inc., Revenue Bonds
Series A
4.00%, due 5/15/39	6,550,000	6,044,198
Series A
5.00%, due 5/15/38	3,500,000	3,588,144
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Revenue Bonds
Series A, Insured: BAM
4.00%, due 1/1/49	14,300,000	13,798,927
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds
Series B
4.00%, due 1/1/49	54,975,000	47,023,625
		89,734,483
Guam 0.7%
Antonio B Won Pat International Airport Authority, Revenue Bonds (d)
Series C
6.375%, due 10/1/43	1,550,000	1,567,270
Series C
6.375%, due 10/1/43	1,450,000	1,466,155
	Principal Amount	Value

Guam (continued)
Guam Department of Education, John F. Kennedy High School Refunding & Energy Efficiency Project, Certificate of Participation
Series A
4.25%, due 2/1/30	$ 1,190,000	$ 1,196,592
Series A
5.00%, due 2/1/40	4,875,000	4,916,304
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.00%, due 7/1/40	230,000	234,747
Series A
5.00%, due 1/1/50	5,890,000	5,969,412
5.50%, due 7/1/43	13,315,000	13,360,441
Port Authority of Guam, Revenue Bonds
Series A
5.00%, due 7/1/48	4,950,000	5,077,053
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series F
4.00%, due 1/1/36	5,920,000	5,772,192
Series D
5.00%, due 11/15/29	1,455,000	1,489,574
Series D
5.00%, due 11/15/34	4,630,000	4,695,627
Series D
5.00%, due 11/15/35	5,700,000	5,755,544
		51,500,911
Hawaii 0.5%
Kauai County Community Facilities District, Kukui'ula Development Project, Special Tax
4.375%, due 5/15/42	2,300,000	2,062,116
5.00%, due 5/15/51	5,635,000	5,534,817
Kauai County Community Facilities District, Community Facilities District No. 2008-1, Special Tax
5.00%, due 5/15/44	1,775,000	1,791,255
5.00%, due 5/15/49	2,750,000	2,757,043
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Inc., Revenue Bonds
Insured: AGM-CR
3.50%, due 10/1/49 (d)	25,275,000	21,168,657
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hawaii (continued)
State of Hawaii Department of Budget & Finance, Chaminade University of Honolulu, Revenue Bonds
Series A
5.00%, due 1/1/45 (b)	$ 1,500,000	$ 1,288,488
State of Hawaii Department of Budget & Finance, Hawaii Pacific University, Revenue Bonds (b)
Series A
6.625%, due 7/1/33	2,085,000	2,090,165
Series A
6.875%, due 7/1/43	4,340,000	4,346,269
		41,038,810
Idaho 0.1%
Idaho Health Facilities Authority, Madison Memorial Hospital, Revenue Bonds
5.00%, due 9/1/37	1,000,000	1,006,464
Idaho Housing & Finance Association, Gem Prep: Meridian Project, Revenue Bonds
Series A, Insured: School Bond Guaranty
4.00%, due 5/1/57	4,365,000	3,762,687
		4,769,151
Illinois 11.1%
Bridgeview Finance Corp., Sales Tax, Revenue Bonds
Series A
5.00%, due 12/1/37	1,260,000	1,243,443
Series A
5.00%, due 12/1/42	7,250,000	6,986,679
Chicago Board of Education, Capital Appreciation, School Reform, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 12/1/27	5,175,000	4,353,564
Series B-1, Insured: NATL-RE
(zero coupon), due 12/1/30	13,050,000	9,669,328
Series A, Insured: NATL-RE
(zero coupon), due 12/1/31	170,000	120,184
Series B-1, Insured: NATL-RE
(zero coupon), due 12/1/31	1,095,000	774,129
	Principal Amount	Value

Illinois (continued)
Chicago Board of Education, Unlimited General Obligation
Series B
4.00%, due 12/1/38	$ 3,750,000	$ 3,472,980
Series B
4.00%, due 12/1/40	1,765,000	1,620,381
Series A
4.00%, due 12/1/42	2,965,000	2,667,169
Series A
4.00%, due 12/1/43	4,000,000	3,539,245
Series A
4.00%, due 12/1/47	46,635,000	40,188,490
Series A
5.00%, due 12/1/30	3,500,000	3,673,441
Series B
5.00%, due 12/1/31	4,700,000	4,932,457
Series B
5.00%, due 12/1/32	1,250,000	1,304,742
Series G
5.00%, due 12/1/34	1,915,000	1,969,791
Series A
5.00%, due 12/1/37	13,555,000	13,842,355
Series A
5.00%, due 12/1/38	5,400,000	5,504,395
Series G
5.00%, due 12/1/44	2,785,000	2,770,330
Series D
5.00%, due 12/1/46	6,200,000	6,148,848
Series A
5.00%, due 12/1/47	31,045,000	30,913,140
Series C
5.25%, due 12/1/39	1,405,000	1,412,883
Series A
7.00%, due 12/1/44	11,075,000	11,677,984
Chicago Board of Education, Dedicated Capital Improvement, Unlimited General Obligation
Series C
5.00%, due 12/1/34	2,270,000	2,334,948
Series B
7.00%, due 12/1/42 (b)	9,700,000	10,562,180
Series A
7.00%, due 12/1/46 (b)	3,700,000	4,012,930
Chicago Board of Education, Dedicated Capital Improvement, Revenue Bonds
5.00%, due 4/1/35	1,615,000	1,687,623
5.00%, due 4/1/36	1,270,000	1,318,086

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Chicago Board of Education, Dedicated Capital Improvement, Revenue Bonds (continued)
5.00%, due 4/1/37	$ 435,000	$ 448,964
5.00%, due 4/1/42	3,500,000	3,557,069
5.00%, due 4/1/46	4,700,000	4,749,071
6.00%, due 4/1/46	34,200,000	35,958,037
Chicago O'Hare International Airport, TRIPS Obligated Group, Revenue Bonds
5.00%, due 7/1/38 (d)	1,500,000	1,523,532
City of Chicago, City Colleges Capital Improvement Project, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 1/1/34	300,000	190,365
City of Chicago, Unlimited General Obligation
Series A
4.00%, due 1/1/35	2,325,000	2,292,956
Series A
5.00%, due 1/1/39	5,750,000	5,891,794
Series A
5.00%, due 1/1/40	3,950,000	4,031,447
Series A
5.00%, due 1/1/44	11,250,000	11,234,854
Series A
5.50%, due 1/1/49	18,150,000	18,918,226
Series A
6.00%, due 1/1/38	39,020,000	41,556,870
City of Chicago, Waterworks, Revenue Bonds, Second Lien
4.00%, due 11/1/37	14,800,000	14,380,956
City of Chicago, Taxable Project, Unlimited General Obligation
Series B
5.50%, due 1/1/31	2,360,000	2,420,954
Series D
5.50%, due 1/1/37	3,500,000	3,572,170
Series A
5.75%, due 1/1/34	3,600,000	3,847,430
City of Galesburg, Knox College Project, Revenue Bonds
Series A
4.00%, due 10/1/46	5,750,000	5,035,882
	Principal Amount	Value

Illinois (continued)
Illinois Finance Authority, Midwestern University Foundation, Revenue Bonds
Series A
2.25%, due 7/1/33 (d)	$ 500,000	$ 439,516
Illinois Finance Authority, Bradley University, Revenue Bonds
Series A
4.00%, due 8/1/46	775,000	666,550
Series A
4.00%, due 8/1/51	3,225,000	2,687,175
Illinois Finance Authority, University of Illinois Health Services, Revenue Bonds
4.00%, due 10/1/50	13,950,000	11,645,715
4.00%, due 10/1/55	5,615,000	4,584,612
Illinois Finance Authority, Learn Charter School Project, Revenue Bonds
4.00%, due 11/1/51	1,000,000	849,885
4.00%, due 11/1/56	750,000	620,210
Illinois Finance Authority, Rosalind Franklin University of Medicine & Science, Revenue Bonds
Series C
4.25%, due 8/1/42	2,900,000	2,612,449
Illinois Finance Authority, Noble Network Charter Schools, Revenue Bonds
5.00%, due 9/1/32	1,830,000	1,852,826
6.25%, due 9/1/39	150,000	150,896
Illinois Finance Authority, Friendship Village Schaumburg, Revenue Bonds (c)(f)(g)
5.00%, due 2/15/37	7,375,000	3,318,750
5.125%, due 2/15/45	5,715,000	2,571,750
Illinois Finance Authority, Columbia College Chicago, Revenue Bonds
Series A
5.00%, due 12/1/37	9,750,000	9,930,497
Illinois Finance Authority, Christian Homes, Inc., Revenue Bonds
5.00%, due 5/15/40	1,265,000	1,007,982
Illinois Finance Authority, Franciscan Communities, Inc., Revenue Bonds
Series A
5.00%, due 5/15/47	1,155,000	1,025,043
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Illinois Finance Authority, Chicago International School Project, Revenue Bonds
Series A
5.00%, due 12/1/47	$ 3,000,000	$ 2,989,723
Illinois Finance Authority, Rosalind Franklin University of Medicine and Science, Revenue Bonds
5.00%, due 8/1/49	1,300,000	1,297,131
Illinois Finance Authority, Student Housing & Academic Facility, CHF-Chicago LLC, University of Illinois at Chicago Project, Revenue Bonds
Series A
5.00%, due 2/15/50	8,085,000	7,651,034
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds
5.50%, due 4/1/32	2,000,000	1,939,658
Illinois Finance Authority, Roosevelt University, Revenue Bonds (b)
Series A
6.00%, due 4/1/38	3,130,000	3,013,523
Series A
6.125%, due 4/1/49	2,355,000	2,222,409
Macon County School District No. 61 Decatur, Unlimited General Obligation
Insured: AGM
4.00%, due 1/1/40	2,500,000	2,499,482
Insured: AGM
4.00%, due 1/1/45	2,875,000	2,821,298
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Series A, Insured: AGM-CR
(zero coupon), due 6/15/30	5,675,000	4,422,421
Series A, Insured: NATL-RE
(zero coupon), due 12/15/32	22,120,000	15,314,904
Series A, Insured: NATL-RE
(zero coupon), due 6/15/33	22,045,000	14,924,079
Series A, Insured: NATL-RE
(zero coupon), due 12/15/33	12,350,000	8,153,163
Series A, Insured: NATL-RE
(zero coupon), due 6/15/34	45,815,000	29,483,006
	Principal Amount	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds (continued)
Series A, Insured: NATL-RE
(zero coupon), due 12/15/36	$ 34,195,000	$ 19,068,356
Series A, Insured: NATL-RE
(zero coupon), due 6/15/37	6,000,000	3,249,704
Series A
(zero coupon), due 6/15/37	3,000,000	1,584,959
Series A, Insured: NATL-RE
(zero coupon), due 12/15/37	39,100,000	20,615,291
(zero coupon), due 12/15/39	3,500,000	1,617,086
Insured: AGM-CR NATL-RE
(zero coupon), due 12/15/40	22,220,000	10,179,355
Series B-1, Insured: AGM
(zero coupon), due 6/15/47	6,270,000	2,014,091
Series B
(zero coupon), due 12/15/50	38,265,000	9,459,418
Series B
(zero coupon), due 12/15/51	57,800,000	13,513,218
Series A, Insured: AGM
(zero coupon), due 12/15/52	6,180,000	1,491,678
Series B, Insured: BAM
(zero coupon), due 12/15/54	57,160,000	12,443,738
Series A, Insured: BAM
(zero coupon), due 12/15/56	51,650,000	10,143,704
Series A, Insured: AGM-CR
(zero coupon), due 12/15/56	22,500,000	4,234,358
Series A, Insured: BAM
4.00%, due 12/15/42	2,500,000	2,346,387
Series A
4.00%, due 6/15/50	24,200,000	21,048,194
4.00%, due 6/15/52	27,800,000	23,923,640
5.00%, due 6/15/42	1,430,000	1,469,098
5.00%, due 6/15/50	1,000,000	1,011,174
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Capital Appreciation, Revenue Bonds
Insured: NATL-RE
(zero coupon), due 6/15/38	9,600,000	4,932,420
Series B-1, Insured: AGM
(zero coupon), due 6/15/43	32,330,000	12,873,163
Series B-1, Insured: AGM
(zero coupon), due 6/15/45	8,000,000	2,858,036

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Metropolitan Pier & Exposition Authority, Mccormick Place Expansion Project, Revenue Bonds
Series A
(zero coupon), due 12/15/38	$ 3,750,000	$ 1,833,652
Northern Illinois University, Auxiliary Facilities System, Revenue Bonds
Series B, Insured: BAM
4.00%, due 4/1/37	1,300,000	1,287,460
Northern Illinois University, Revenue Bonds
Insured: BAM
4.00%, due 10/1/40	1,245,000	1,166,164
Insured: BAM
4.00%, due 10/1/41	1,660,000	1,547,704
Sangamon County Water Reclamation District, Alternative Revenue Source, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 1/1/49	13,750,000	13,210,916
State of Illinois, Unlimited General Obligation
Series B
4.00%, due 12/1/39	9,460,000	9,160,928
Insured: BAM
4.00%, due 6/1/41	23,270,000	22,598,177
Series C
4.00%, due 10/1/41	7,650,000	7,320,201
Series C
4.00%, due 10/1/42	8,750,000	8,320,933
Series C
4.25%, due 10/1/45	23,500,000	22,757,999
Series A
4.50%, due 12/1/41	6,525,000	6,565,465
Series A
5.00%, due 12/1/27	2,315,000	2,485,886
Series B
5.00%, due 12/1/27	9,115,000	9,787,841
5.00%, due 2/1/28	2,700,000	2,863,701
Series C
5.00%, due 11/1/29	14,335,000	15,349,489
Series A
5.00%, due 12/1/31	1,485,000	1,587,003
Series A
5.00%, due 12/1/39	2,400,000	2,487,494
	Principal Amount	Value

Illinois (continued)
State of Illinois, Unlimited General Obligation (continued)
Series A
5.00%, due 5/1/40	$ 2,000,000	$ 2,085,324
5.75%, due 5/1/45	17,020,000	18,647,788
State of Illinois, Rebuild Illinois Program, Unlimited General Obligation
Series C
4.00%, due 11/1/41	19,500,000	18,649,999
Upper Illinois River Valley Development Authority, Morris Hospital Obligated Group, Revenue Bonds
5.00%, due 12/1/43	1,600,000	1,624,069
5.00%, due 12/1/48	13,305,000	13,441,802
Village of Bridgeview, Unlimited General Obligation
Series A
5.125%, due 12/1/44	100,000	86,988
Series A
5.50%, due 12/1/43	1,545,000	1,421,858
Series A
5.50%, due 12/1/43	1,260,000	1,159,573
Series A
5.625%, due 12/1/41	3,940,000	3,734,317
Series A
5.75%, due 12/1/35	2,705,000	2,714,861
Village of Oak Lawn, Corporate Purpose, Unlimited General Obligation
Insured: NATL-RE
4.40%, due 12/1/26	400,000	392,985
Insured: NATL-RE
4.45%, due 12/1/28	430,000	421,828
Insured: NATL-RE
4.50%, due 12/1/30	475,000	475,199
Insured: NATL-RE
4.50%, due 12/1/32	520,000	511,323
Insured: NATL-RE
4.50%, due 12/1/34	575,000	575,289
Village of Riverdale, Unlimited General Obligation
8.00%, due 10/1/36	1,660,000	1,663,807
Village of Romeoville, Lewis University, Revenue Bonds
Series B
4.125%, due 10/1/41	1,000,000	875,947
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Village of Romeoville, Lewis University, Revenue Bonds (continued)
Series B
4.125%, due 10/1/46	$ 2,100,000	$ 1,754,584
Series B
5.00%, due 10/1/36	1,000,000	1,006,685
Series B
5.00%, due 10/1/39	1,275,000	1,278,624
		861,938,920
Indiana 0.3%
City of Valparaiso, Pratt Paper LLC Project, Revenue Bonds
7.00%, due 1/1/44 (d)	5,200,000	5,302,187
Gary Chicago International Airport Authority, Revenue Bonds
5.00%, due 2/1/29	1,170,000	1,181,294
5.25%, due 2/1/34	750,000	759,025
Indiana Finance Authority, University of Indianapolis Education Facilities Project, Revenue Bonds
5.00%, due 10/1/43	2,000,000	2,024,727
Indiana Finance Authority, BHI Senior Living, Inc., Revenue Bonds
Series A
5.00%, due 11/15/48	4,750,000	4,276,000
Series A
5.00%, due 11/15/53	4,150,000	3,677,366
Indiana Finance Authority, United States Steel Corp., Revenue Bonds
Series A
6.75%, due 5/1/39 (d)	1,250,000	1,404,474
Town of Upland, Taylor University Project, Revenue Bonds
4.00%, due 9/1/39	2,030,000	1,927,298
4.00%, due 9/1/46	3,000,000	2,683,355
		23,235,726
Iowa 1.2%
City of Coralville, Annual Appropriation, Revenue Bonds
Series B
4.25%, due 5/1/37	890,000	813,184
	Principal Amount	Value

Iowa (continued)
City of Coralville, Annual Appropriation, Tax Allocation
Series C
4.50%, due 5/1/47	$ 2,930,000	$ 2,636,176
City of Coralville, Revenue Bonds
Series C
5.00%, due 5/1/42	7,000,000	6,872,295
Iowa Finance Authority, Lifespace Communities, Inc., Revenue Bonds
Series A-1
4.00%, due 5/15/55	3,500,000	2,091,189
Iowa Finance Authority, Iowa Fertilizer Co. LLC, Revenue Bonds
5.00%, due 12/1/50	15,485,000	15,392,590
5.00%, due 12/1/50 (a)	7,015,000	7,046,529
Iowa Higher Education Loan Authority, Des Moines University Project, Revenue Bonds
4.00%, due 10/1/45	3,000,000	2,700,054
4.00%, due 10/1/50	10,750,000	9,380,207
Iowa Tobacco Settlement Authority, Capital Appreciation, Revenue Bonds
Series B-2, Class 2
(zero coupon), due 6/1/65	220,765,000	25,769,148
Iowa Tobacco Settlement Authority, Revenue Bonds
Series A-2, Class 1
4.00%, due 6/1/49	6,750,000	6,081,319
Series B-1, Class 2
4.00%, due 6/1/49	4,490,000	4,446,070
State of Iowa Board of Regents, University of Iowa Hospitals & Clinics, Revenue Bonds
Series B
3.00%, due 9/1/61	8,750,000	6,243,939
		89,472,700
Kansas 0.3%
City of Manhattan, Meadowlark Hills Retirement Community, Revenue Bonds
Series A
4.00%, due 6/1/46	1,000,000	723,065

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Kansas (continued)
Wyandotte County-Kansas City Unified Government, Vacation Village Project Area 4 - Major Multi-Sport Athletic Complex Project, Revenue Bonds
(zero coupon), due 9/1/34 (b)	$ 52,585,000	$ 19,999,522
		20,722,587
Kentucky 1.0%
City of Campbellsville, Campbellsville University Project, Revenue Bonds
5.00%, due 3/1/39	4,480,000	4,030,076
City of Columbia, Lindsey Wilson College Project, Revenue Bonds
5.00%, due 12/1/33	3,605,000	3,688,689
City of Henderson, Pratt Paper LLC Project, Revenue Bonds (b)(d)
Series A
4.45%, due 1/1/42	8,250,000	7,760,318
Series B
4.45%, due 1/1/42	9,250,000	8,700,963
Series A
4.70%, due 1/1/52	12,255,000	11,363,543
Series B
4.70%, due 1/1/52	4,350,000	4,033,571
Kentucky Economic Development Finance Authority, Owensboro Health, Revenue Bonds
Series A
5.00%, due 6/1/41	4,175,000	4,202,697
Series A
5.00%, due 6/1/45	9,475,000	9,496,094
Kentucky Economic Development Finance Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-1
5.00%, due 8/1/44	4,750,000	4,906,770
Series A-2
5.00%, due 8/1/44	3,500,000	3,615,515
Kentucky Municipal Power Agency, Prairie State Project, Revenue Bonds
Series A
4.00%, due 9/1/45	20,945,000	19,014,277
		80,812,513
	Principal Amount	Value

Louisiana 0.1%
Calcasieu Parish Memorial Hospital Service District, Lake Charles Memorial Hospital Project, Revenue Bonds
5.00%, due 12/1/39	$ 1,475,000	$ 1,331,335
Louisiana Local Government Environmental Facilities & Community Development Authority, Peoples of Bastrop LLC Project, Revenue Bonds
5.625%, due 6/15/51 (b)	2,500,000	2,126,351
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Obligated Group, Revenue Bonds
5.00%, due 5/15/47	4,750,000	4,815,547
		8,273,233
Maine 0.1%
City of Portland, General Airport, Green Bond, Revenue Bonds
4.00%, due 1/1/40	1,250,000	1,214,360
Maine Health & Higher Educational Facilities Authority, Northern Light Health Obligated Group, Revenue Bonds
5.00%, due 7/1/33	3,575,000	3,584,320
5.00%, due 7/1/43	2,590,000	2,596,752
		7,395,432
Maryland 1.1%
County of Baltimore, Oak Crest Village, Inc. Facility, Revenue Bonds
4.00%, due 1/1/45	4,250,000	3,769,750
County of Frederick, Oakdale Lake Linganore Project, Tax Allocation
3.75%, due 7/1/39	1,410,000	1,237,942
County of Frederick, Mount St Mary's University, Inc., Revenue Bonds (b)
Series A
5.00%, due 9/1/37	3,000,000	2,858,091
Series A
5.00%, due 9/1/45	500,000	451,970
Maryland Economic Development Corp., SSA Baltimore Project, Revenue Bonds
3.997%, due 4/1/34	11,535,000	9,402,033
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Maryland (continued)
Maryland Economic Development Corp., Port Convington Project, Tax Allocation
4.00%, due 9/1/50	$ 4,000,000	$ 3,306,118
Maryland Economic Development Corp., Purple Line Light Project, Green Bond, Revenue Bonds (d)
Series B
5.25%, due 6/30/47	4,425,000	4,507,116
Series B
5.25%, due 6/30/52	30,575,000	31,046,118
Maryland Health & Higher Educational Facilities Authority, Stevenson University, Inc., Revenue Bonds
4.00%, due 6/1/46	750,000	676,802
Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare, Revenue Bonds
Series B
4.00%, due 1/1/51	20,310,000	17,357,746
Maryland Health & Higher Educational Facilities Authority, Stevenson University, Inc. Project, Revenue Bonds
4.00%, due 6/1/55	900,000	773,479
Maryland Health & Higher Educational Facilities Authority, Broadmead Issue, Revenue Bonds
Series A
5.00%, due 7/1/38	1,000,000	1,017,219
Series A
5.00%, due 7/1/48	3,000,000	3,002,499
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center Issue, Revenue Bonds
5.00%, due 7/1/45	4,000,000	4,046,482
Maryland Health & Higher Educational Facilities Authority, Green Street Academy Inc., Revenue Bonds (b)
Series A
5.125%, due 7/1/37	1,260,000	1,207,850
Series A
5.375%, due 7/1/52	1,530,000	1,414,709
	Principal Amount	Value

Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, Edenwald Issue, Revenue Bonds
5.25%, due 1/1/37	$ 1,000,000	$ 1,006,830
		87,082,754
Massachusetts 0.9%
Massachusetts Development Finance Agency, Wellforce Obligated Group, Revenue Bonds
Series C, Insured: AGM
4.00%, due 10/1/45	2,150,000	2,073,354
Massachusetts Development Finance Agency, Equitable School Revolving Fund LLC, Revenue Bonds
Series C
4.00%, due 11/1/51	1,355,000	1,210,193
Massachusetts Development Finance Agency, Linden Ponds, Inc., Revenue Bonds (b)
5.00%, due 11/15/33	3,000,000	3,146,942
5.125%, due 11/15/46	5,700,000	5,795,398
Massachusetts Development Finance Agency, Milford Regional Medical Center, Revenue Bonds (b)
Series G
5.00%, due 7/15/35	270,000	259,777
Series G
5.00%, due 7/15/36	235,000	222,944
Series G
5.00%, due 7/15/37	245,000	229,651
Series G
5.00%, due 7/15/46	1,100,000	962,211
Massachusetts Development Finance Agency, Provident Commonwealth Education Resources II, Inc., Revenue Bonds
5.00%, due 10/1/38	1,215,000	1,175,636
Massachusetts Development Finance Agency, Western New England University, Revenue Bonds
5.00%, due 9/1/40	1,325,000	1,290,458
5.00%, due 9/1/45	1,175,000	1,105,943

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts Development Finance Agency, Dexter Southfield, Revenue Bonds
5.00%, due 5/1/41	$ 2,750,000	$ 2,799,222
Massachusetts Development Finance Agency, Ascentria Care Alliance Project, Revenue Bonds
5.00%, due 7/1/41 (b)	3,925,000	3,328,272
Massachusetts Development Finance Agency, UMass Dartmouth Student Housing Project, Revenue Bonds
5.00%, due 10/1/43	2,000,000	1,873,490
5.00%, due 10/1/48	7,750,000	7,142,977
5.00%, due 10/1/54	15,600,000	14,095,202
Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group, Revenue Bonds
Series L
5.00%, due 7/1/44	8,205,000	8,324,789
Series I
5.00%, due 7/1/46	2,000,000	2,013,993
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds
5.00%, due 10/1/48	10,165,000	9,673,341
Massachusetts Educational Financing Authority, Educational Loan, Revenue Bonds (d)
Series B
2.00%, due 7/1/37	3,600,000	3,063,499
Series C
3.00%, due 7/1/51	4,000,000	2,763,938
Massachusetts Educational Financing Authority, Revenue Bonds, Senior Lien
Series B
3.00%, due 7/1/35 (d)	490,000	489,054
		73,040,284
Michigan 2.3%
Calhoun County Hospital Finance Authority, Oaklawn Hospital, Revenue Bonds
5.00%, due 2/15/41	3,260,000	3,264,443
	Principal Amount	Value

Michigan (continued)
Calhoun County Hospital Finance Authority, Oaklawn Hospital, Revenue Bonds (continued)
5.00%, due 2/15/47	$ 3,000,000	$ 2,924,753
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	1,050,000	1,050,218
5.125%, due 11/1/35	605,000	605,039
City of Detroit, Unlimited General Obligation
Insured: AMBAC
4.60%, due 4/1/24	20,150	19,819
5.00%, due 4/1/27	850,000	881,860
5.00%, due 4/1/31	1,000,000	1,042,126
5.00%, due 4/1/33	1,200,000	1,248,447
5.00%, due 4/1/35	1,000,000	1,031,288
5.00%, due 4/1/37	1,100,000	1,117,113
5.00%, due 4/1/38	850,000	860,171
Insured: AMBAC
5.25%, due 4/1/24	45,725	45,234
5.50%, due 4/1/45	1,100,000	1,133,193
5.50%, due 4/1/50	2,070,000	2,118,303
City of Detroit, Water Supply System, Revenue Bonds, Second Lien
Series B, Insured: NATL-RE
5.00%, due 7/1/34	10,000	10,014
Detroit Service Learning Academy, Revenue Bonds
4.00%, due 7/1/31	1,930,000	1,810,454
4.00%, due 7/1/41	3,850,000	3,111,450
Kentwood Economic Development Corp., Holland Home Obligated Group, Revenue Bonds
5.00%, due 11/15/41	2,085,000	1,946,368
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Capital Appreciation, Revenue Bonds, Senior Lien
Series B
(zero coupon), due 6/1/45	48,800,000	11,435,367
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series B-2, Class 2
(zero coupon), due 6/1/65	190,150,000	19,150,881
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, Calvin University Obligated Group, Revenue Bonds
4.00%, due 9/1/46	$ 4,720,000	$ 4,335,267
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds, Senior Lien
4.00%, due 11/1/48	6,750,000	6,487,159
Michigan Finance Authority, Henry Ford Health System, Revenue Bonds
4.00%, due 11/15/50	4,995,000	4,530,111
Michigan Finance Authority, Great Lakes Water Authority Sewage Disposal System, Revenue Bonds
Series C
5.00%, due 7/1/34	1,000,000	1,029,335
Series C
5.00%, due 7/1/35	2,000,000	2,054,047
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
Series D-4
5.00%, due 7/1/34	1,000,000	1,014,277
Michigan Finance Authority, College for Creative Studies, Revenue Bonds
5.00%, due 12/1/36	1,000,000	1,003,596
5.00%, due 12/1/40	1,700,000	1,702,821
5.00%, due 12/1/45	4,450,000	4,452,638
Michigan Finance Authority, Lawrence Technological University, Revenue Bonds
5.00%, due 2/1/37	1,550,000	1,549,808
5.25%, due 2/1/32	3,600,000	3,683,860
Michigan Finance Authority, Local Government Loan Program, Public Lightning Local Project, Revenue Bonds
Series B
5.00%, due 7/1/44	4,000,000	4,007,390
Michigan Finance Authority, Landmark Academy, Revenue Bonds
5.00%, due 6/1/45	2,920,000	2,565,112
	Principal Amount	Value

Michigan (continued)
Michigan Finance Authority, Presbyterian Villages of Michigan Obligated Group, Revenue Bonds
5.50%, due 11/15/45	$ 1,025,000	$ 901,290
Michigan Finance Authority, Universal Learning Academy, Revenue Bonds
5.75%, due 11/1/40	2,630,000	2,598,595
Michigan Finance Authority, Public School Academy-Voyageur, Revenue Bonds
5.90%, due 7/15/46 (b)	1,955,000	1,531,492
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds
Series A, Insured: AMBAC
4.50%, due 5/1/31	305,000	293,686
Michigan Strategic Fund, Holland Home Obligated Group, Revenue Bonds
5.00%, due 11/15/42	1,765,000	1,630,279
5.00%, due 11/15/43	2,220,000	2,038,311
Michigan Strategic Fund, State of Michigan Department of Transportation, Revenue Bonds
5.00%, due 6/30/48 (d)	18,930,000	18,968,458
Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed, Capital Appreciation, Revenue Bonds
Series B
(zero coupon), due 6/1/46	284,930,000	34,552,321
Series B
(zero coupon), due 6/1/52	23,420,000	2,726,390
Series C
(zero coupon), due 6/1/58	413,230,000	17,031,977
Richfield Public School Academy, Revenue Bonds
4.00%, due 9/1/30	750,000	717,537
Summit Academy North, Michigan Public School Academy, Revenue Bonds
4.00%, due 11/1/41	2,875,000	2,378,287
		178,590,585

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Minnesota 1.1%
City of Crookston, Riverview Healthcare Project, Revenue Bonds
5.00%, due 5/1/51	$ 4,000,000	$ 3,128,762
City of Forest Lake, Lakes International Language Academy Project, Revenue Bonds
Series A
5.375%, due 8/1/50	1,250,000	1,207,427
City of Ham Lake, Parnassus Preparatory School Project, Revenue Bonds
Series A
5.00%, due 11/1/47	3,500,000	3,230,673
City of Independence, Global Academy Project, Revenue Bonds
Series A
4.00%, due 7/1/51	1,400,000	1,046,002
Series A
4.00%, due 7/1/56	1,080,000	783,924
City of Minneapolis, Twin Cities International School Project, Revenue Bonds
Series A
5.00%, due 12/1/47 (b)	3,835,000	3,568,297
City of Rochester, Samaritan Bethany, Inc. Project, Revenue Bonds
Series A
5.00%, due 8/1/48	925,000	763,807
Duluth Economic Development Authority, Essentia Health Obligated Group, Revenue Bonds
Series A
5.00%, due 2/15/53	15,550,000	15,839,877
5.25%, due 2/15/53	22,740,000	23,633,664
Series A
5.25%, due 2/15/58	16,415,000	17,024,180
Duluth Economic Development Authority, St. Luke's Hospital of Duluth, Revenue Bonds
Series B
5.25%, due 6/15/42	4,000,000	4,136,924
Series B
5.25%, due 6/15/47	3,000,000	3,084,279
Series B
5.25%, due 6/15/52	5,000,000	5,087,802
	Principal Amount	Value

Minnesota (continued)
Duluth Economic Development Authority, Cambia Hills of Bethel Project, Revenue Bonds
5.625%, due 12/1/55 (c)(e)(g)	$ 6,000,000	$ 1,320,000
		83,855,618
Mississippi 0.1%
Mississippi Business Finance Corp., System Energy Resources, Inc. Project, Revenue Bonds
2.375%, due 6/1/44	6,750,000	4,287,439
Missouri 0.6%
Branson Industrial Development Authority, Tax Increment, Branson Landing-Retail Project, Tax Allocation
5.50%, due 6/1/29	3,055,000	2,870,581
Cape Girardeau County Industrial Development Authority, Southeast Health, Revenue Bonds
4.00%, due 3/1/41	530,000	460,776
4.00%, due 3/1/46	1,695,000	1,407,985
City of Lees Summit, Department of Airports, Summit Fair Project, Tax Allocation
4.875%, due 11/1/37 (b)	3,045,000	2,749,748
Health & Educational Facilities Authority of the State of Missouri, Maryville University of St. Louis, Revenue Bonds
Series A
4.00%, due 6/15/41	3,300,000	2,961,314
Series A
5.00%, due 6/15/45	3,520,000	3,557,934
Health & Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Project, Revenue Bonds
4.00%, due 2/1/42	3,750,000	2,991,713
Health & Educational Facilities Authority of the State of Missouri, AT Still University of Health Sciences, Revenue Bonds
Series A
4.00%, due 10/1/43	1,125,000	1,095,775
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Missouri (continued)
Health & Educational Facilities Authority of the State of Missouri, Lake Regional Health System, Revenue Bonds
4.00%, due 2/15/51	$ 2,125,000	$ 1,863,440
Health & Educational Facilities Authority of the State of Missouri, Mercy Health, Revenue Bonds
4.00%, due 6/1/53	7,000,000	6,523,748
Health & Educational Facilities Authority of the State of Missouri, Capital Region Medical Center, Revenue Bonds
5.00%, due 11/1/40	2,000,000	1,788,357
Kansas City Land Clearance Redevelopment Authority, Convention Center Hotel Project, Tax Allocation
Series B
5.00%, due 2/1/40 (b)	4,700,000	3,725,872
Lees Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	870,000	794,253
6.00%, due 5/1/42	2,800,000	2,551,960
Maryland Heights Industrial Development Authority, St. Louis Community Ice Center Project, Revenue Bonds
Series A
5.00%, due 3/15/49	7,500,000	6,230,472
St. Louis County Industrial Development Authority, Nazareth Living Center Project, Revenue Bonds
Series A
5.125%, due 8/15/45	1,900,000	1,611,056
St. Louis Land Clearance for Redevelopment Authority, Scottrade Center Project, Revenue Bonds
Series A
5.00%, due 4/1/48	2,000,000	2,052,254
		45,237,238
	Principal Amount	Value

Montana 0.1%
County of Gallatin, Bozeman Fiber Project, Revenue Bonds (b)
Series A
4.00%, due 10/15/41	$ 3,000,000	$ 2,470,865
Series A
4.00%, due 10/15/51	4,000,000	3,014,658
Montana Facility Finance Authority, Kalispell Regional Medical Center, Revenue Bonds
Series B
5.00%, due 7/1/48	5,515,000	5,552,768
		11,038,291
Nebraska 0.0% ‡
County of Douglas, Creighton University, Revenue Bonds
Series A
3.00%, due 7/1/51	2,500,000	1,826,317
Nevada 0.3%
City of Reno, Sales Tax, Transportation Rail Access Corridor Project, Revenue Bonds
Series C
(zero coupon), due 7/1/58 (b)	15,500,000	1,988,160
City of Reno, Sales Tax, Transportation Rail Access Corridor Project, Revenue Bonds, First Lien
Series A
4.00%, due 6/1/43	2,500,000	2,375,512
City of Reno, Sales Tax, Revenue Bonds
Series D
(zero coupon), due 7/1/58 (b)	9,000,000	900,276
Las Vegas Convention & Visitors Authority, Revenue Bonds
Series B
4.00%, due 7/1/39	4,360,000	4,329,570
Series B
4.00%, due 7/1/40	4,390,000	4,333,990
Las Vegas Redevelopment Agency, Tax Allocation
5.00%, due 6/15/45	2,750,000	2,800,846

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Nevada (continued)
State of Nevada Department of Business & Industry, Somerset Academy of Las Vegas, Revenue Bonds (b)
Series A
5.00%, due 12/15/38	$ 1,000,000	$ 955,045
Series A
5.00%, due 12/15/48	3,465,000	3,076,080
Tahoe-Douglas Visitors Authority, Revenue Bonds
5.00%, due 7/1/34	2,000,000	2,091,867
5.00%, due 7/1/45	2,500,000	2,501,625
		25,352,971
New Hampshire 0.2%
Manchester Housing and Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: BAM
(zero coupon), due 1/1/26	1,995,000	1,755,499
Series B, Insured: BAM
(zero coupon), due 1/1/27	2,380,000	1,988,985
New Hampshire Business Finance Authority, Springpoint Senior Living Project, Revenue Bonds
4.00%, due 1/1/41	3,175,000	2,618,986
4.00%, due 1/1/51	4,600,000	3,507,112
New Hampshire Business Finance Authority, Ascentria Care Alliance Project, Revenue Bonds (b)
5.00%, due 7/1/51	2,000,000	1,561,239
5.00%, due 7/1/56	910,000	690,479
New Hampshire Business Finance Authority, The Vista Project, Revenue Bonds
Series A
5.75%, due 7/1/54 (b)	1,500,000	1,350,349
New Hampshire Health and Education Facilities Authority Act, Catholic Medical Center, Revenue Bonds
5.00%, due 7/1/44	3,000,000	2,908,746
	Principal Amount	Value

New Hampshire (continued)
New Hampshire Health and Education Facilities Authority Act, Kendal at Hanover, Revenue Bonds
5.00%, due 10/1/46	$ 1,800,000	$ 1,731,631
		18,113,026
New Jersey 3.5%
Camden County Improvement Authority (The), Camden School Prep Project, Revenue Bonds
5.00%, due 7/15/52 (b)	2,000,000	1,991,638
Essex County Improvement Authority, North Star Academy Charter School of Newark, Inc., Revenue Bonds (b)
4.00%, due 7/15/50	2,450,000	2,076,602
4.00%, due 7/15/60	9,505,000	7,714,825
Series A
4.00%, due 8/1/60	3,755,000	3,047,490
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Revenue Bonds
Series A
4.00%, due 11/1/44	11,250,000	10,919,569
Series A
5.00%, due 11/1/35	4,500,000	4,913,415
Series A
5.00%, due 11/1/36	3,500,000	3,790,230
New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds
Series QQQ
4.00%, due 6/15/50	11,275,000	10,659,244
Series LLL
5.00%, due 6/15/36	5,250,000	5,707,563
Series LLL
5.00%, due 6/15/44	1,000,000	1,057,074
Series LLL
5.00%, due 6/15/49	6,840,000	7,191,521
New Jersey Economic Development Authority, Provident Group-Kean Properties LLC, Revenue Bonds
Series A
5.00%, due 7/1/37	500,000	493,973
Series A
5.00%, due 1/1/50	3,100,000	2,839,784
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, State Government Buildings Project, Revenue Bonds
Series C
5.00%, due 6/15/42	$ 8,960,000	$ 9,352,669
New Jersey Economic Development Authority, Provident Group-Rowan Properties LLC, Revenue Bonds
Series A
5.00%, due 1/1/48	12,110,000	11,038,449
New Jersey Economic Development Authority, The Goethals Bridge Replacement Project, Revenue Bonds (d)
5.125%, due 1/1/34	3,000,000	3,022,361
Insured: AGM
5.125%, due 7/1/42	1,705,000	1,711,567
5.375%, due 1/1/43	2,000,000	2,007,131
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
Series B
5.625%, due 11/15/30 (d)	10,585,000	10,742,746
New Jersey Economic Development Authority, Team Academy Charter School Project, Revenue Bonds
6.00%, due 10/1/43	2,055,000	2,072,921
New Jersey Educational Facilities Authority, St Elizabeth University, Revenue Bonds
Series D
5.00%, due 7/1/46	2,190,000	1,978,392
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series 2020AA
4.00%, due 6/15/36	2,750,000	2,803,844
Series AA
4.00%, due 6/15/38	10,450,000	10,522,514
Series AA
4.00%, due 6/15/45	40,645,000	39,207,216
New Jersey Transportation Trust Fund Authority, Revenue Bonds
Series AA
4.00%, due 6/15/40	11,500,000	11,443,206
Series A
4.00%, due 6/15/41	3,000,000	2,966,376
	Principal Amount	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Revenue Bonds (continued)
Series BB
4.00%, due 6/15/41	$ 3,750,000	$ 3,707,970
Series BB
4.00%, due 6/15/46	6,390,000	6,131,517
Series AA
4.00%, due 6/15/50	4,635,000	4,381,871
Series BB
4.00%, due 6/15/50	22,355,000	21,134,138
Series AA
5.00%, due 6/15/50	6,960,000	7,359,306
New Jersey Transportation Trust Fund Authority, Transportation Program, Revenue Bonds
Series BB
4.00%, due 6/15/50	4,070,000	3,847,727
South Jersey Port Corp., Marine Terminal, Revenue Bonds
Series B
5.00%, due 1/1/48 (d)	24,310,000	24,552,886
South Jersey Transportation Authority, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 11/1/50	15,550,000	15,158,425
Series A
5.00%, due 11/1/39	500,000	503,434
Series A, Insured: BAM
5.00%, due 11/1/45	10,250,000	10,916,528
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
5.00%, due 6/1/46	5,175,000	5,331,380
		274,297,502
New York 9.2%
Brooklyn Arena Local Development Corp., Barclays Center Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 7/15/43	2,135,000	1,652,636
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds
5.00%, due 1/1/35 (b)(d)	1,500,000	1,518,043

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds
Series A
5.00%, due 6/1/47 (b)	$ 1,225,000	$ 1,129,926
Build NYC Resource Corp., Hellenic Classical Charter Schools, Revenue Bonds
Series A
5.00%, due 12/1/51 (b)	2,125,000	1,790,395
Dutchess County Local Development Corp., Bard College Project, Revenue Bonds
Series A
5.00%, due 7/1/45 (b)	6,700,000	6,732,404
Erie Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 6/1/47	38,000,000	7,453,643
Genesee County Funding Corp. (The), Rochester Regional Health Obligated Group, Revenue Bonds
Series A
5.25%, due 12/1/52	7,000,000	7,181,497
Huntington Local Development Corp., Fountaingate Gardens Project, Revenue Bonds
Series B
4.00%, due 7/1/27	5,750,000	5,463,318
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds
Series A
4.00%, due 11/1/42	2,075,000	1,558,202
Series A
4.00%, due 11/1/47	1,530,000	1,082,712
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series A-1
4.00%, due 11/15/45	31,750,000	30,032,490
Series E
4.00%, due 11/15/45	13,000,000	12,300,406
Series A-1
4.00%, due 11/15/46	21,445,000	20,174,219
	Principal Amount	Value

New York (continued)
Metropolitan Transportation Authority, Green Bond, Revenue Bonds (continued)
Series A-1
4.00%, due 11/15/46	$ 11,300,000	$ 10,630,388
Series A-3, Insured: AGM
4.00%, due 11/15/46	4,760,000	4,597,749
Series D-2
4.00%, due 11/15/47	12,575,000	11,763,394
Series A-1
4.00%, due 11/15/48	6,440,000	5,993,779
Series A-1
4.00%, due 11/15/49	34,215,000	31,706,558
4.00%, due 11/15/50	7,730,000	7,141,024
Series A-1, Insured: AGM
4.00%, due 11/15/50	8,550,000	8,191,517
Series A-1
4.00%, due 11/15/50	800,000	739,045
Series A-1
4.00%, due 11/15/51	10,540,000	9,692,721
Series A-1
4.00%, due 11/15/52	3,340,000	3,050,122
Series A-2
5.00%, due 11/15/27	3,150,000	3,301,050
Series B
5.00%, due 11/15/28	1,190,000	1,278,392
Metropolitan Transportation Authority, Revenue Bonds
Series D
5.00%, due 11/15/27	2,055,000	2,153,542
Monroe County Industrial Development Corp., St. Ann's Community Project, Revenue Bonds
5.00%, due 1/1/50	3,000,000	2,180,489
Nassau County Tobacco Settlement Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series A-3
5.00%, due 6/1/35	2,075,000	1,902,766
Series A-3
5.125%, due 6/1/46	12,855,000	11,598,033
New York City Industrial Development Agency, Queens Baseball Stadium Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 1/1/46	12,615,000	9,861,572
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 3/1/49	$ 1,750,000	$ 1,300,964
Series A, Insured: AGM-CR
3.00%, due 3/1/49	17,800,000	13,232,662
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series E-1
4.00%, due 2/1/49	49,635,000	48,502,364
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds, Senior Lien
Series A
(zero coupon), due 11/15/47	10,000,000	3,119,816
New York Counties Tobacco Trust V, Pass Through, Capital Appreciation, Revenue Bonds
Series S-1
(zero coupon), due 6/1/38	2,500,000	1,016,373
New York Liberty Development Corp., 1 World Trade Center, Revenue Bonds
Insured: BAM
2.75%, due 2/15/44	14,750,000	11,064,997
New York Liberty Development Corp., Green Bond, Revenue Bonds
Series A, Insured: BAM
3.00%, due 11/15/51	3,750,000	2,770,281
New York Liberty Development Corp., 7 World Trade Center Project, Revenue Bonds
3.125%, due 9/15/50	21,780,000	17,201,101
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue Bonds
Class 1
5.00%, due 11/15/44 (b)	72,480,000	70,430,664
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
Series A
4.00%, due 8/1/37	3,250,000	2,795,995
	Principal Amount	Value

New York (continued)
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds (continued)
Series A
4.00%, due 8/1/38	$ 1,750,000	$ 1,492,099
Series A
4.00%, due 9/1/50	6,950,000	5,405,942
New York State Dormitory Authority, NYU Langone Hospitals Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/50	4,240,000	4,021,173
Series A
4.00%, due 7/1/53	4,310,000	3,989,209
New York State Dormitory Authority, Orange Regional Medical Center Obligated Group, Revenue Bonds (b)
5.00%, due 12/1/29	1,000,000	1,022,358
5.00%, due 12/1/30	1,200,000	1,222,337
New York State Thruway Authority, State Personal Income Tax, Revenue Bonds
Series A-1
3.00%, due 3/15/48	8,600,000	6,782,591
Series A-1
3.00%, due 3/15/51	43,645,000	33,685,207
Series A-1
4.00%, due 3/15/53	15,075,000	14,612,835
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds
Series B
4.00%, due 1/1/50	10,385,000	9,880,820
New York State Urban Development Corp., Sales Tax, Revenue Bonds
Series A
3.00%, due 3/15/50	9,750,000	7,568,850
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds
Series E
4.00%, due 3/15/43	6,250,000	6,174,005

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Revenue Bonds (d)
4.375%, due 10/1/45	$ 76,315,000	$ 72,796,222
5.00%, due 10/1/35	6,110,000	6,450,667
New York Transportation Development Corp., Terminal 4 JFK International Airport Project, Revenue Bonds (d)
5.00%, due 12/1/34	10,000,000	10,924,477
5.00%, due 12/1/36	5,000,000	5,349,479
5.00%, due 12/1/38	12,990,000	13,735,759
5.00%, due 12/1/40	15,125,000	15,815,700
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Revenue Bonds (d)
Insured: AGM-CR
5.00%, due 12/1/40	17,510,000	18,733,385
5.00%, due 12/1/42	3,375,000	3,496,609
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (d)
Series A
5.00%, due 7/1/41	18,185,000	18,222,899
5.00%, due 7/1/46	12,375,000	12,295,306
New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project, Revenue Bonds (d)
5.25%, due 8/1/31	4,120,000	4,258,272
5.375%, due 8/1/36	3,445,000	3,484,868
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 12/1/40	3,755,000	3,046,162
Series A, Insured: AGM
3.00%, due 12/1/44	6,500,000	4,888,543
	Principal Amount	Value

New York (continued)
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds
Series A
5.00%, due 7/1/42	$ 1,430,000	$ 1,395,176
Port Authority of New York & New Jersey, Revenue Bonds
Series 223
4.00%, due 7/15/46 (d)	9,620,000	9,107,814
Port Authority of New York & New Jersey, Consolidated 218th, Revenue Bonds
Series 218
4.00%, due 11/1/47 (d)	2,455,000	2,314,242
Riverhead Industrial Development Agency, Riverhead Charter School, Revenue Bonds
Series A
7.00%, due 8/1/43	1,500,000	1,510,456
Rockland Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 8/15/50 (b)	13,000,000	2,196,086
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds
4.00%, due 12/1/45	815,000	644,600
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement, Asset Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/66	61,885,000	6,922,060
Tompkins County Development Corp., Kendal at Ithaca Project, Revenue Bonds
Series 2014A
5.00%, due 7/1/44	915,000	878,012
Westchester County Local Development Corp., Pace University, Revenue Bonds
Series A
5.50%, due 5/1/42	5,955,000	5,997,895
		715,609,364
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
North Carolina 0.6%
North Carolina Medical Care Commission, The Forest at Duke Project, Revenue Bonds
4.00%, due 9/1/41	$ 2,000,000	$ 1,731,273
4.00%, due 9/1/51	1,600,000	1,280,701
North Carolina Medical Care Commission, Plantation Village, Inc., Revenue Bonds
Series A
4.00%, due 1/1/52	3,040,000	2,215,880
North Carolina Medical Care Commission, Pines at Davidson Project (The), Revenue Bonds
Series A
5.00%, due 1/1/49	3,575,000	3,353,816
North Carolina Turnpike Authority, Triangle Expressway System, Revenue Bonds, Senior Lien
Insured: AGM
3.00%, due 1/1/42	2,370,000	1,964,772
Insured: AGM
5.00%, due 1/1/49	4,750,000	4,942,096
Insured: AGM-CR
5.00%, due 1/1/49	24,000,000	24,970,591
North Carolina Turnpike Authority, Monroe Expressway Toll, Revenue Bonds
Series A
5.00%, due 7/1/51	2,745,000	2,774,957
Series A
5.00%, due 7/1/54	7,005,000	7,075,835
		50,309,921
North Dakota 0.5%
City of Grand Forks, Altru Health System, Revenue Bonds
4.00%, due 12/1/46	3,955,000	3,339,424
County of Cass, Essentia Health Obligated Group, Revenue Bonds
Series B
5.25%, due 2/15/53	9,250,000	9,613,518
County of Ward, Trinity Health Obligated Group, Revenue Bonds
Series C
5.00%, due 6/1/48	27,940,000	22,974,266
		35,927,208
	Principal Amount	Value

Ohio 4.7%
Akron Bath Copley Joint Township Hospital District, Summa Health System Obligated Group, Revenue Bonds
5.25%, due 11/15/46	$ 20,225,000	$ 20,558,796
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Senior Lien
Series A-2, Class 1
4.00%, due 6/1/48	1,500,000	1,328,034
Series B-2, Class 2
5.00%, due 6/1/55	183,315,000	171,127,137
Cleveland-Cuyahoga County Port Authority, Euclid Avenue Development Corp. Project, Revenue Bonds
4.00%, due 8/1/44	12,420,000	11,922,198
Cleveland-Cuyahoga County Port Authority, Centers for Dialysis Care Project, Revenue Bonds
Series A
5.00%, due 12/1/42	4,955,000	5,004,918
Series A
5.00%, due 12/1/47	1,435,000	1,438,774
Cleveland-Cuyahoga County Port Authority, Starwood Wasserman University Heights Holding LLC, Revenue Bonds (c)(e)(g)
Series A
7.00%, due 12/1/18	710,000	184,600
Series A
7.35%, due 12/1/31	6,000,000	1,560,000
County of Cuyahoga, MetroHealth System (The), Revenue Bonds
4.75%, due 2/15/47	1,440,000	1,404,987
5.00%, due 2/15/37	5,100,000	5,209,586
5.00%, due 2/15/52	7,885,000	7,816,666
5.00%, due 2/15/57	8,360,000	8,291,364
5.50%, due 2/15/57	32,930,000	33,579,317
County of Cuyahoga, MetroHealth System, Revenue Bonds
5.50%, due 2/15/52	550,000	561,101
County of Hamilton, Life Enriching Communities Project, Revenue Bonds
5.00%, due 1/1/42	1,080,000	962,968
5.00%, due 1/1/46	2,090,000	1,839,771

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
County of Montgomery, Kettering Health Network Obligated Group, Revenue Bonds
4.00%, due 8/1/51	$ 3,265,000	$ 3,038,280
Franklin County Convention Facilities Authority, Greater Columbus Convention Center Hotel Expansion Project, Revenue Bonds
5.00%, due 12/1/51	4,250,000	3,978,381
Ohio Air Quality Development Authority, Pratt Paper LLC Project, Revenue Bonds
4.50%, due 1/15/48 (b)(d)	2,500,000	2,310,299
Ohio Higher Educational Facility Commission, Tiffin University Project, Revenue Bonds
4.00%, due 11/1/49	4,750,000	3,597,438
5.00%, due 11/1/44	750,000	696,013
Ohio Higher Educational Facility Commission, University of Findlay (The), Revenue Bonds
5.00%, due 3/1/39	1,675,000	1,685,794
5.00%, due 3/1/44	9,360,000	9,369,212
Ohio Higher Educational Facility Commission, Menorah Park Obligated Group, Revenue Bonds
5.25%, due 1/1/48	4,045,000	3,167,505
Ohio Higher Educational Facility Commission, Cleveland Institute of Art (The), Revenue Bonds
5.25%, due 12/1/48	1,000,000	923,337
5.50%, due 12/1/53	1,215,000	1,149,759
State of Ohio, University Hospitals Health System, Inc., Revenue Bonds
Series A
4.00%, due 1/15/46	8,250,000	7,681,162
State of Ohio, University Hospitals Health System, Revenue Bonds
Series A
4.00%, due 1/15/50	39,925,000	36,350,024
Toledo-Lucas County Port Authority, University of Toledo Parking Project, Revenue Bonds
4.00%, due 1/1/57	6,250,000	4,664,969
	Principal Amount	Value

Ohio (continued)
Toledo-Lucas County Port Authority, University of Toledo Project, Revenue Bonds
Series A
5.00%, due 7/1/34	$ 1,400,000	$ 1,388,097
Series A
5.00%, due 7/1/39	2,000,000	1,952,214
Series A
5.00%, due 7/1/46	9,540,000	8,966,338
		363,709,039
Oklahoma 0.1%
Norman Regional Hospital Authority, Norman Regional Hospital Authority Obligated Group, Revenue Bonds
4.00%, due 9/1/45	2,500,000	2,115,668
5.00%, due 9/1/37	3,500,000	3,413,923
Oklahoma Development Finance Authority, Provident Oklahoma Education Resources, Inc. Cross Village Student Housing Project, Revenue Bonds (c)(g)
Series A
5.00%, due 8/1/47	6,525,171	6,525
Series A
5.25%, due 8/1/57	8,192,966	8,193
Tulsa County Industrial Authority, Montereau, Inc., Project, Revenue Bonds
5.25%, due 11/15/45	1,250,000	1,250,970
		6,795,279
Oregon 0.2%
Astoria Hospital Facilities Authority, Columbia Memorial Hospital Obligated Group, Revenue Bonds
3.50%, due 8/1/42	845,000	728,867
County of Yamhill, George Fox University Project, Revenue Bonds
4.00%, due 12/1/51	3,150,000	2,797,918
Medford Hospital Facilities Authority, Rogue Valley Manor, Revenue Bonds
Series 2013A
5.00%, due 10/1/42	4,355,000	4,371,681
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Oregon (continued)
Oregon State Facilities Authority, Samaritan Health, Revenue Bonds
Series A
5.00%, due 10/1/46	$ 2,810,000	$ 2,843,525
Oregon State Facilities Authority, College Housing Northwest Project, Revenue Bonds
Series A
5.00%, due 10/1/48 (b)	1,560,000	1,406,541
		12,148,532
Pennsylvania 4.4%
Allegheny County Airport Authority, Revenue Bonds (d)
Series A, Insured: AGM
4.00%, due 1/1/46	10,115,000	9,625,840
Series A, Insured: AGM-CR
4.00%, due 1/1/56	25,065,000	23,292,288
Allegheny County Hospital Development Authority, Allegheny Health Network, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 4/1/44	16,100,000	15,482,872
Allegheny County Industrial Development Authority, Urban Academy of Greater Pittsburgh Charter School, Revenue Bonds
Series A
4.00%, due 6/15/41 (b)	1,895,000	1,515,503
Allegheny County Industrial Development Authority, Propel Charter School - Sunrise, Revenue Bonds
6.00%, due 7/15/38	3,100,000	3,110,753
Allentown Neighborhood Improvement Zone Development Authority, City Center Project, Revenue Bonds (b)
5.00%, due 5/1/42	14,950,000	14,648,342
5.00%, due 5/1/42	6,565,000	6,432,533
5.125%, due 5/1/32	4,300,000	4,360,482
5.25%, due 5/1/42	1,110,000	1,095,558
5.375%, due 5/1/42	4,225,000	4,233,237
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds
5.00%, due 5/1/42	3,500,000	3,527,319
	Principal Amount	Value

Pennsylvania (continued)
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds (continued)
6.00%, due 5/1/42 (b)	$ 4,500,000	$ 4,591,521
Bucks County Industrial Development Authority, Grand View Hospital Project, Revenue Bonds
4.00%, due 7/1/46	10,150,000	7,851,182
5.00%, due 7/1/40	3,155,000	2,928,026
Cambria County General Financing Authority, St. Francis University, Revenue Bonds
Series TT5
4.00%, due 4/1/46	2,035,000	1,762,457
Chambersburg Area Municipal Authority, Wilson College, Revenue Bonds
5.50%, due 10/1/33	1,230,000	1,201,387
5.75%, due 10/1/38	3,450,000	3,360,454
5.75%, due 10/1/43	2,290,000	2,173,975
Chester County Industrial Development Authority, Renaissance Academy Charter School, Revenue Bonds
5.00%, due 10/1/39	1,575,000	1,535,282
Chester County Industrial Development Authority, Woodlands at Greystone Project, Special Assessment
5.125%, due 3/1/48 (b)	846,000	790,664
City of Erie Higher Education Building Authority, Mercyhurst University Project, Revenue Bonds (b)
5.00%, due 9/15/27	705,000	697,554
5.00%, due 9/15/28	740,000	731,321
5.00%, due 9/15/29	150,000	147,902
5.00%, due 9/15/37	640,000	681,539
5.00%, due 9/15/37	2,755,000	2,590,527
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds
Insured: AGM
4.00%, due 6/1/39	3,815,000	3,756,877

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Cumberland County Municipal Authority, Diakon Lutheran Social Ministries, Revenue Bonds
Series A
5.00%, due 1/1/39	$ 195,000	$ 219,758
Series A
5.00%, due 1/1/39	290,000	288,423
Dauphin County General Authority, Harrisburg University Science Technology Project (The), Revenue Bonds (b)
5.00%, due 10/15/34	5,850,000	5,541,808
5.125%, due 10/15/41	4,700,000	4,288,687
5.875%, due 10/15/40	3,700,000	3,697,864
6.25%, due 10/15/53	9,250,000	9,296,179
Delaware County Authority, Cabrini University, Revenue Bonds
5.00%, due 7/1/42	1,405,000	1,392,648
Franklin County Industrial Development Authority, Menno-Haven, Inc. Project, Revenue Bonds
5.00%, due 12/1/39	375,000	327,364
5.00%, due 12/1/49	1,020,000	810,269
General Authority of Southcentral Pennsylvania, York Academy Regional Charter School Project, Revenue Bonds (b)
Series A
6.00%, due 7/15/38	2,930,000	3,004,537
Series A
6.50%, due 7/15/48	4,200,000	4,350,901
Huntingdon County General Authority, AICUP Financing Program, Revenue Bonds
Series OO2
5.00%, due 5/1/46	4,005,000	4,044,132
Lancaster Higher Education Authority, Elizabethtown College Project, Revenue Bonds
Series A
5.00%, due 10/1/51	3,000,000	2,958,161
Lancaster Industrial Development Authority, Willow Valley Communities Project, Revenue Bonds
4.00%, due 12/1/44	1,550,000	1,470,562
	Principal Amount	Value

Pennsylvania (continued)
Lancaster Industrial Development Authority, Willow Valley Communities Project, Revenue Bonds (continued)
4.00%, due 12/1/49	$ 1,900,000	$ 1,757,768
5.00%, due 12/1/49	4,190,000	4,293,326
Lancaster Industrial Development Authority, Landis Homes Retirement Community, Revenue Bonds
4.00%, due 7/1/56	2,780,000	1,992,863
Montgomery County Higher Education and Health Authority, Thomas Jefferson University Project, Revenue Bonds
4.00%, due 9/1/44	3,000,000	2,819,476
4.00%, due 9/1/49	5,000,000	4,562,536
Insured: AGM-CR
4.00%, due 9/1/49	16,310,000	15,457,060
Series A
4.00%, due 9/1/49	1,660,000	1,514,762
Montgomery County Higher Education and Health Authority, Philadelphia Presbyterian Homes Project, Revenue Bonds
4.00%, due 12/1/48	3,995,000	2,977,743
Montgomery County Industrial Development Authority, ACTS Retirement-Life Communities, Inc. Obligated Group, Revenue Bonds
5.00%, due 11/15/36	4,750,000	4,736,032
New Wilmington Municipal Authority, Westminster College Project, Revenue Bonds
Series PP1
5.25%, due 5/1/46	3,700,000	3,755,476
Northeastern Pennsylvania Hospital and Education Authority, King's College Project, Revenue Bonds
5.00%, due 5/1/44	1,000,000	1,002,619
5.00%, due 5/1/49	1,350,000	1,343,251
Pennsylvania Economic Development Financing Authority, Rapid Bridge Replacement Project, Revenue Bonds
4.125%, due 12/31/38	4,000,000	3,766,574
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Penndot Major Bridges Project, Revenue Bonds (d)
Insured: AGM
5.00%, due 12/31/57	$ 8,000,000	$ 8,371,214
5.25%, due 6/30/53	12,705,000	13,171,939
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System, Revenue Bonds
4.00%, due 8/15/49	10,085,000	9,695,863
Pennsylvania Higher Educational Facilities Authority, Holy Family University, Revenue Bonds
Series A
6.25%, due 9/1/33	1,560,000	1,574,680
Series A
6.50%, due 9/1/38	1,000,000	1,010,056
Pennsylvania Turnpike Commission, Revenue Bonds
Series B
4.00%, due 12/1/46	6,770,000	6,502,758
Series A
4.00%, due 12/1/50	7,750,000	7,311,173
Series A, Insured: BAM
4.00%, due 12/1/50	46,765,000	44,695,976
Series B
4.00%, due 12/1/51	335,000	314,710
Philadelphia Authority for Industrial Development, Russell Byers Charter School, Revenue Bonds
Series A
5.00%, due 5/1/40	1,105,000	1,080,264
Series A
5.00%, due 5/1/50	3,130,000	2,938,595
Philadelphia Authority for Industrial Development, MaST Charter School Project, Revenue Bonds
Series A
5.00%, due 8/1/40	600,000	606,498
Series A
5.00%, due 8/1/50	1,050,000	1,032,350
Philadelphia Authority for Industrial Development, Revenue Bonds (b)
5.00%, due 3/15/45	300,000	332,442
5.00%, due 3/15/45	4,950,000	4,152,620
	Principal Amount	Value

Pennsylvania (continued)
Philadelphia Authority for Industrial Development, Philadelphia Performing Arts Charter School, Revenue Bonds
Series A
5.00%, due 6/15/50 (b)	$ 1,700,000	$ 1,634,052
Philadelphia Authority for Industrial Development, International Education & Community Initiatives Project, Revenue Bonds (b)
Series A
5.125%, due 6/1/38	2,000,000	1,915,801
Series A
5.25%, due 6/1/48	3,085,000	2,854,371
Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc., Revenue Bonds
Series A
6.50%, due 6/1/45	2,200,000	2,110,422
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School, Revenue Bonds
Series A
7.25%, due 6/15/43	4,200,000	4,331,856
Philadelphia Authority for Industrial Development, Tacony Academy Charter School, Revenue Bonds
7.375%, due 6/15/43	1,500,000	1,505,671
Scranton Redevelopment Authority, Revenue Bonds
Series A, Insured: MUN GOVT GTD
5.00%, due 11/15/28	7,680,000	7,577,759
Scranton-Lackawanna Health and Welfare Authority, Marywood University Project, Revenue Bonds
5.00%, due 6/1/36	1,000,000	949,272
5.00%, due 6/1/46	2,625,000	2,341,206
Wilkes-Barre Finance Authority, Wilkes University Project, Revenue Bonds
4.00%, due 3/1/42	2,500,000	2,125,822
		343,933,544

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico 9.8%
Children's Trust Fund, Asset-Backed, Revenue Bonds
Series A
(zero coupon), due 5/15/50	$ 44,000,000	$ 7,806,066
Series B
(zero coupon), due 5/15/57	98,000,000	5,515,852
5.375%, due 5/15/33	90,000	90,033
5.50%, due 5/15/39	1,475,000	1,475,157
5.625%, due 5/15/43	36,990,000	37,187,442
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
(zero coupon), due 7/1/33	26,622,270	15,571,371
Series A-1
4.00%, due 7/1/33	21,445,206	19,670,978
Series A-1
4.00%, due 7/1/35	54,287,833	48,693,228
Series A-1
4.00%, due 7/1/37	21,939,000	19,221,381
Commonwealth of Puerto Rico
(zero coupon), due 11/1/43	98,852,938	46,584,447
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds
7.50%, due 8/20/40	103,585,363	86,234,815
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (b)
Series C
3.50%, due 7/1/26	14,800,000	14,180,410
Series A
5.00%, due 7/1/27	345,000	350,546
Series 2020A
5.00%, due 7/1/30	15,685,000	15,900,731
Series 2020A
5.00%, due 7/1/35	12,610,000	12,609,141
Series A
5.00%, due 7/1/37	6,000,000	5,939,586
Series A
5.00%, due 7/1/47	125,055,000	120,793,376
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds
Series B
5.00%, due 7/1/37 (b)	20,945,000	20,734,105
	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD
3.30%, due 7/1/19 (c)(e)(g)	$ 1,015,000	$ 690,200
Series ZZ
4.25%, due 7/1/20 (c)(e)(g)	1,355,000	921,400
Series CCC
4.25%, due 7/1/23 (c)(g)	1,150,000	806,437
Series CCC
4.375%, due 7/1/22 (c)(e)(g)	115,000	78,775
Series CCC
4.60%, due 7/1/24 (c)(g)	200,000	140,250
Series CCC
4.625%, due 7/1/25 (c)(g)	1,085,000	760,856
Series XX
4.75%, due 7/1/26 (c)(g)	320,000	224,800
Series ZZ
4.75%, due 7/1/27 (c)(g)	405,000	284,512
Series A
4.80%, due 7/1/29 (c)(g)	690,000	484,725
Series DDD
5.00%, due 7/1/20 (c)(e)(g)	3,250,000	2,258,750
Series TT
5.00%, due 7/1/20 (c)(e)(g)	2,195,000	1,525,525
Series CCC
5.00%, due 7/1/21 (c)(e)(g)	470,000	326,650
Series DDD
5.00%, due 7/1/21 (c)(e)(g)	275,000	191,125
Series TT
5.00%, due 7/1/21 (c)(e)(g)	1,215,000	844,425
Series TT
5.00%, due 7/1/23 (c)(g)	365,000	256,869
Series CCC
5.00%, due 7/1/24 (c)(g)	1,845,000	1,298,419
Series RR, Insured: NATL-RE
5.00%, due 7/1/24	115,000	115,101
Series TT
5.00%, due 7/1/24 (c)(g)	450,000	316,687
Series CCC
5.00%, due 7/1/25 (c)(g)	575,000	404,656
Series SS, Insured: NATL-RE
5.00%, due 7/1/25	770,000	770,676
Series TT
5.00%, due 7/1/25 (c)(g)	1,030,000	724,862
Series TT
5.00%, due 7/1/26 (c)(g)	1,050,000	740,250
Series TT, Insured: AGM-CR
5.00%, due 7/1/27	150,000	150,944
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series TT
5.00%, due 7/1/27 (c)(g)	$ 1,250,000	$ 881,250
Series WW
5.00%, due 7/1/28 (c)(g)	380,000	267,900
Series TT
5.00%, due 7/1/32 (c)(g)	9,320,000	6,570,600
Series A
5.00%, due 7/1/42 (c)(g)	8,755,000	6,172,275
Series A
5.05%, due 7/1/42 (c)(g)	825,000	581,625
Series ZZ
5.25%, due 7/1/20 (c)(e)(g)	225,000	156,938
Series ZZ
5.25%, due 7/1/23 (c)(g)	620,000	437,100
Series AAA
5.25%, due 7/1/24 (c)(g)	3,000,000	2,115,000
Series WW
5.25%, due 7/1/25 (c)(g)	1,605,000	1,131,525
Series AAA
5.25%, due 7/1/26 (c)(g)	110,000	77,550
Series ZZ
5.25%, due 7/1/26 (c)(g)	3,520,000	2,481,600
Series VV, Insured: NATL-RE
5.25%, due 7/1/29	630,000	634,601
Series AAA
5.25%, due 7/1/30 (c)(g)	985,000	694,425
Series VV, Insured: NATL-RE
5.25%, due 7/1/30	3,850,000	3,870,479
Series VV, Insured: NATL-RE
5.25%, due 7/1/32	345,000	346,594
Series WW
5.25%, due 7/1/33 (c)(g)	8,310,000	5,858,550
Series XX
5.25%, due 7/1/35 (c)(g)	2,265,000	1,596,825
Series XX
5.25%, due 7/1/40 (c)(g)	18,255,000	12,869,775
Series BBB
5.40%, due 7/1/28 (c)(g)	9,615,000	6,634,350
Series WW
5.50%, due 7/1/38 (c)(g)	11,595,000	8,174,475
Series XX
5.75%, due 7/1/36 (c)(g)	4,055,000	2,899,325
Series A
6.75%, due 7/1/36 (c)(g)	11,550,000	8,258,250
	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series A
7.00%, due 7/1/33 (c)(g)	$ 1,500,000	$ 1,072,500
Series A
7.00%, due 7/1/43 (c)(g)	4,750,000	3,408,125
Puerto Rico Electric Power Authority, Build America Bonds, Revenue Bonds (c)(g)
Series EEE
5.95%, due 7/1/30	25,885,000	17,860,650
Series EEE
6.05%, due 7/1/32	12,265,000	8,462,850
Series YY
6.125%, due 7/1/40	45,450,000	31,360,500
Series EEE
6.25%, due 7/1/40	10,165,000	7,013,850
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM
5.00%, due 8/1/27	2,290,000	2,304,408
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
(zero coupon), due 7/1/31	1,842,000	1,253,583
(zero coupon), due 8/1/54	516,302	105,527
Series A-2
4.329%, due 7/1/40	15,750,000	14,683,838
Series A-1
4.50%, due 7/1/34	725,000	727,065
Series A-1
4.75%, due 7/1/53	9,000,000	8,438,095
Series A-2
4.784%, due 7/1/58	24,965,000	23,241,391
Series A-1
5.00%, due 7/1/58	77,617,000	74,947,200
		760,466,153
Rhode Island 0.3%
Providence Redevelopment Agency, Port Providence Lease, Certificate of Participation
Series A, Insured: AGC
(zero coupon), due 9/1/24	1,735,000	1,648,721
Series A, Insured: AGC
(zero coupon), due 9/1/26	685,000	608,633
Series A, Insured: AGC
(zero coupon), due 9/1/29	1,835,000	1,481,853

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Rhode Island (continued)
Providence Redevelopment Agency, Port Providence Lease, Certificate of Participation (continued)
Series A, Insured: AGC
(zero coupon), due 9/1/30	$ 1,835,000	$ 1,427,608
Series A, Insured: AGC
(zero coupon), due 9/1/32	1,500,000	1,082,815
Series A, Insured: AGC
(zero coupon), due 9/1/34	1,000,000	665,379
Series A, Insured: AGC
(zero coupon), due 9/1/35	360,000	226,141
Series A, Insured: AGC
(zero coupon), due 9/1/36	470,000	279,089
Rhode Island Health and Educational Building Corp., Lifespan Obligated Group, Revenue Bonds
5.00%, due 5/15/39	750,000	755,853
Rhode Island Turnpike & Bridge Authority, Motor Fuel Tax, Revenue Bonds
Series A
4.00%, due 10/1/44	1,500,000	1,460,547
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
(zero coupon), due 6/1/52	79,620,000	13,148,041
		22,784,680
South Carolina 0.8%
South Carolina Jobs-Economic Development Authority, Bishop Gadsden Episcopal Retirement Community, Revenue Bonds
Series A
4.00%, due 4/1/54	1,160,000	790,476
Series A
5.00%, due 4/1/54	3,000,000	2,558,003
South Carolina Jobs-Economic Development Authority, Green Charter School Project, Revenue Bonds
Series A
4.00%, due 6/1/56 (b)	3,530,000	2,461,755
	Principal Amount	Value

South Carolina (continued)
South Carolina Jobs-Economic Development Authority, Woodlands at Furman Project, Revenue Bonds
Series A
5.00%, due 11/15/54	$ 1,000,000	$ 866,709
5.25%, due 11/15/47	5,125,000	4,796,501
5.25%, due 11/15/52	1,625,000	1,495,045
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds
Series B, Insured: BAM
4.00%, due 12/1/46	5,960,000	5,741,915
Series B, Insured: BAM
4.00%, due 12/1/48	21,089,000	20,121,920
Series B, Insured: BAM
4.00%, due 12/1/50	4,805,000	4,547,698
Series B, Insured: BAM
4.00%, due 12/1/54	5,182,000	4,837,946
Series B, Insured: BAM
4.00%, due 12/1/55	14,796,000	13,799,445
		62,017,413
Tennessee 0.5%
Chattanooga-Hamilton County Hospital Authority, Revenue Bonds
Series A
5.00%, due 10/1/44	6,250,000	6,268,409
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Trevecca Nazarene University Project, Revenue Bonds
Series B
4.00%, due 10/1/41	2,265,000	1,941,018
Series B
4.00%, due 10/1/51	2,830,000	2,249,617
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Belmont University, Revenue Bonds
4.00%, due 5/1/46	3,000,000	2,837,084
4.00%, due 5/1/51	13,600,000	12,681,257
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds
5.00%, due 10/1/48	$ 2,800,000	$ 2,718,689
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds
Series A
5.25%, due 10/1/58	8,750,000	8,422,669
		37,118,743
Texas 4.1%
Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project, Revenue Bonds
5.00%, due 7/15/41	3,300,000	2,897,349
Calhoun County Navigation Industrial Development Authority, Max Midstream Texas LLC Project, Revenue Bonds, Senior Lien (b)
Series A
3.625%, due 7/1/26 (d)	15,055,000	13,709,604
Series B
6.50%, due 7/1/26	13,950,000	13,191,533
Central Texas Regional Mobility Authority, Capital Appreciation, Revenue Bonds
(zero coupon), due 1/1/33	315,000	222,719
(zero coupon), due 1/1/34	3,275,000	2,210,365
(zero coupon), due 1/1/35	3,700,000	2,366,924
(zero coupon), due 1/1/36	2,000,000	1,199,712
(zero coupon), due 1/1/39	3,500,000	1,735,072
Central Texas Regional Mobility Authority, Revenue Bonds
4.00%, due 1/1/41	6,000,000	5,652,256
City of Arlington, Tax Increment Reinvestment Zone No. 5, Tax Allocation
4.00%, due 8/15/50	2,355,000	2,078,276
	Principal Amount	Value

Texas (continued)
City of Houston, Airport System, United Airlines Inc. Project, Revenue Bonds (d)
Series B-1
4.00%, due 7/15/41	$ 4,100,000	$ 3,557,819
Series B-1
5.00%, due 7/15/30	2,000,000	2,009,496
City of Lago Vista, Tessera on Lake Travis Public Improvement District Project, Special Assessment
Series B
4.875%, due 9/1/50 (b)	1,250,000	1,151,691
Clifton Higher Education Finance Corp., IDEA Public Schools, Revenue Bonds
Series A
4.00%, due 8/15/47	1,180,000	1,079,588
Series A
4.00%, due 8/15/51	2,850,000	2,554,587
6.00%, due 8/15/43	3,500,000	3,521,818
Danbury Higher Education Authority, Inc., Golden Rule School, Inc., Revenue Bonds
Series A
4.00%, due 8/15/49	3,750,000	2,937,822
Decatur Hospital Authority, Wise Regional Health System, Revenue Bonds
Series A
5.25%, due 9/1/44	3,250,000	3,156,800
Grand Parkway Transportation Corp., Revenue Bonds, First Tier
Series C, Insured: AGM-CR
4.00%, due 10/1/49	73,390,000	70,168,898
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds
Series A
5.00%, due 6/1/33	900,000	850,173
Series A
5.00%, due 6/1/38	1,960,000	1,722,856
Harris County-Houston Sports Authority, Revenue Bonds, Junior Lien
Series H, Insured: NATL-RE
(zero coupon), due 11/15/24	175,000	166,493

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds, Junior Lien (continued)
Series H, Insured: NATL-RE
(zero coupon), due 11/15/24	$ 795,000	$ 748,663
Series H, Insured: NATL-RE
(zero coupon), due 11/15/26	65,000	58,587
Series H, Insured: NATL-RE
(zero coupon), due 11/15/26	535,000	469,070
Series H, Insured: NATL-RE
(zero coupon), due 11/15/29	10,000	8,330
Series H, Insured: NATL-RE
(zero coupon), due 11/15/29	725,000	567,066
Series H, Insured: NATL-RE
(zero coupon), due 11/15/32	250,000	166,875
Series H, Insured: NATL-RE
(zero coupon), due 11/15/33	185,000	115,273
Series H, Insured: NATL-RE
(zero coupon), due 11/15/38	1,395,000	604,852
Series H, Insured: NATL-RE
(zero coupon), due 11/15/39	1,525,000	616,146
Series H, Insured: NATL-RE
(zero coupon), due 11/15/40	1,855,000	697,525
Series H, Insured: NATL-RE
(zero coupon), due 11/15/41	700,000	245,981
Harris County-Houston Sports Authority, Revenue Bonds, Third Lien
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/32	1,670,000	983,777
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/33	890,000	493,497
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/34	220,000	116,547
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/34	2,320,000	1,210,069
Harris County-Houston Sports Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/34	2,035,000	1,191,206
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/38	36,015,000	15,853,450
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/40	1,310,000	501,772
	Principal Amount	Value

Texas (continued)
Hemphill County Hospital District, Limited General Obligation
4.625%, due 2/1/39	$ 2,765,000	$ 2,598,011
Montgomery County Toll Road Authority, Revenue Bonds, Senior Lien
5.00%, due 9/15/48	2,500,000	2,490,220
New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center, Inc., Revenue Bonds (b)
4.00%, due 8/15/36	1,000,000	851,385
4.00%, due 8/15/41	6,390,000	5,000,098
4.00%, due 8/15/51	880,000	625,037
4.00%, due 8/15/56	7,000,000	4,811,662
New Hope Cultural Education Facilities Finance Corp., CHF-Collegiate Housing Denton LLC, Revenue Bonds
Series B-1, Insured: AGM
4.00%, due 7/1/48	1,000,000	908,355
New Hope Cultural Education Facilities Finance Corp., Westminster Project, Revenue Bonds
4.00%, due 11/1/49	1,600,000	1,181,409
New Hope Cultural Education Facilities Finance Corp., Quality Senior Housing Foundation of East Texas, Inc., Revenue Bonds
Series A-1
4.00%, due 12/1/54	555,000	379,797
Series A-1
5.00%, due 12/1/54	2,770,000	2,407,591
New Hope Cultural Education Facilities Finance Corp., Cumberland Academy, Inc., Revenue Bonds (b)
Series A
5.00%, due 8/15/40	4,000,000	3,686,094
Series A
5.00%, due 8/15/50	750,000	650,742
New Hope Cultural Education Facilities Finance Corp., Southwest Preparatory School, Revenue Bonds
Series A
5.00%, due 8/15/50 (b)	3,930,000	3,531,170
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
New Hope Cultural Education Facilities Finance Corp., Wesleyan Homes, Inc., Project, Revenue Bonds
5.00%, due 1/1/55	$ 1,500,000	$ 1,078,680
New Hope Cultural Education Facilities Finance Corp., Legacy at Midtown Park Project, Revenue Bonds
Series A
5.50%, due 7/1/54	2,500,000	1,946,781
North Texas Tollway Authority, Revenue Bonds, Second Tier
Series B, Insured: BAM
3.00%, due 1/1/46	18,000,000	14,279,742
5.00%, due 1/1/50	1,750,000	1,826,381
Port Freeport, Revenue Bonds, Senior Lien
4.00%, due 6/1/51	4,035,000	3,439,159
Port of Port Arthur Navigation District, Port Improvement, Unlimited General Obligation
4.00%, due 3/1/47	4,200,000	4,022,883
Red River Education Finance Corp., Houston Baptist University Project, Revenue Bonds
5.50%, due 10/1/46	6,000,000	6,153,890
San Antonio Education Facilities Corp., University of the Incarnate Word, Revenue Bonds
Series A
4.00%, due 4/1/51	4,000,000	3,310,793
Tarrant County Cultural Education Facilities Finance Corp., Barton Creek Senior Living Center Project, Revenue Bonds
5.00%, due 11/15/40	1,500,000	1,390,781
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds
Series B
5.00%, due 11/15/40	1,250,000	1,252,784
	Principal Amount	Value

Texas (continued)
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Inc. Project, Revenue Bonds
5.00%, due 11/15/46	$ 3,025,000	$ 2,952,588
Texas Private Activity Bond Surface Transportation Corp., North Tarrant Express Managed Lanes Project, Revenue Bonds, Senior Lien
Series A
4.00%, due 12/31/37	2,120,000	2,031,248
Series A
4.00%, due 12/31/38	2,745,000	2,617,533
Series A
4.00%, due 12/31/39	4,385,000	4,134,396
Texas Private Activity Bond Surface Transportation Corp., Blueridge Transportation Group LLC, Revenue Bonds, Senior Lien (d)
5.00%, due 12/31/50	4,985,000	4,987,800
5.00%, due 12/31/55	10,140,000	10,090,073
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners Segments 3 LLC, Revenue Bonds, Senior Lien (d)
5.00%, due 6/30/58	49,155,000	49,330,061
6.75%, due 6/30/43	11,400,000	11,493,749
Texas Transportation Commission, State Highway 249, Revenue Bonds, First Tier
(zero coupon), due 8/1/43	3,750,000	1,275,026
(zero coupon), due 8/1/44	4,200,000	1,342,977
		320,869,433
U.S. Virgin Islands 2.6%
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/30	24,065,000	24,496,490
Series A
5.00%, due 10/1/32	38,430,000	39,004,498
Series A
5.00%, due 10/1/39	106,075,000	104,437,053

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
U.S. Virgin Islands (continued)
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series C
5.00%, due 10/1/30 (b)	$ 16,870,000	$ 15,154,798
Series A
5.00%, due 10/1/32	15,200,000	13,615,481
Series A
5.00%, due 10/1/34 (b)	2,600,000	2,265,063
Series C
5.00%, due 10/1/39 (b)	4,610,000	3,608,659
		202,582,042
Utah 1.2%
Black Desert Public Infrastructure District, Limited General Obligation (b)
Series A
3.75%, due 3/1/41	410,000	328,864
Series A
4.00%, due 3/1/51	2,725,000	2,066,700
City of Salt Lake City, Airport, Revenue Bonds (d)
Series A
5.00%, due 7/1/46	2,500,000	2,609,302
Series A
5.00%, due 7/1/51	3,500,000	3,627,182
Medical School Campus Public Infrastructure District, Limited General Obligation (b)
Series A
5.25%, due 2/1/40	1,430,000	1,251,063
Series A
5.50%, due 2/1/50	2,915,000	2,520,861
Mida Golf and Equestrian Center Public Infrastructure District, Limited General Obligation (b)
4.50%, due 6/1/51	8,700,000	6,679,134
4.625%, due 6/1/57	2,000,000	1,514,449
Mida Mountain Village Public Infrastructure District, Assessment Area No. 2, Special Assessment
4.00%, due 8/1/50 (b)	2,000,000	1,462,829
	Principal Amount	Value

Utah (continued)
Mida Mountain Village Public Infrastructure District, Special Assessment (b)
Series A
4.50%, due 8/1/40	$ 1,500,000	$ 1,235,440
Series A
5.00%, due 8/1/50	5,000,000	4,068,355
Military Installation Development Authority, Revenue Bonds
Series A-1
4.00%, due 6/1/36	4,000,000	3,395,186
Series A-1
4.00%, due 6/1/41	2,430,000	1,960,320
Series A-1
4.00%, due 6/1/52	14,600,000	10,557,746
UIPA Crossroads Public Infrastructure District, Tax Allocation
4.375%, due 6/1/52 (b)	5,500,000	4,701,501
Utah Charter School Finance Authority, North Star Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/45	2,020,000	1,854,102
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds
Insured: BAM UT CSCE
4.00%, due 4/15/45	2,975,000	2,742,282
Insured: BAM UT CSCE
4.00%, due 4/15/50	3,395,000	3,050,866
Utah Charter School Finance Authority, Vista School, Revenue Bonds
Series 2020A, Insured: UT CSCE
4.00%, due 10/15/45	1,870,000	1,709,504
Series 2020A, Insured: UT CSCE
4.00%, due 10/15/54	4,750,000	4,136,021
Utah Charter School Finance Authority, Providence Hall Project, Revenue Bonds
Series A, Insured: UT CSCE
4.00%, due 10/15/51	3,000,000	2,701,362
Utah Infrastructure Agency, Revenue Bonds
3.00%, due 10/15/45	4,425,000	2,885,439
5.00%, due 10/15/46	3,450,000	3,273,320
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utah (continued)
Utah Infrastructure Agency, Telecommunication, Revenue Bonds
4.00%, due 10/15/42	$ 4,220,000	$ 3,490,872
Series A
5.00%, due 10/15/32	1,615,000	1,660,616
Series A
5.00%, due 10/15/34	3,135,000	3,199,754
Series A
5.00%, due 10/15/37	1,100,000	1,105,437
Series A
5.00%, due 10/15/40	3,880,000	3,831,018
Series A
5.375%, due 10/15/40	6,010,000	6,072,556
		89,692,081
Vermont 0.1%
Vermont Economic Development Authority, Wake Robin Corp. Project, Revenue Bonds
Series A
4.00%, due 5/1/45	2,350,000	1,754,402
Vermont Student Assistance Corp., Education Loan, Revenue Bonds
Series B
4.50%, due 6/15/45 (d)	3,500,000	3,072,182
		4,826,584
Virginia 2.0%
Farmville Industrial Development Authority, Longwood University Student Project, Revenue Bonds
Series A
5.00%, due 1/1/48	6,750,000	6,553,966
Series A
5.00%, due 1/1/55	16,300,000	15,576,308
Farmville Industrial Development Authority, Longwood University Student Housing Project, Revenue Bonds
Series A
5.00%, due 1/1/59	7,355,000	6,957,665
	Principal Amount	Value

Virginia (continued)
Henrico County Economic Development Authority, LifeSpire of Virginia, Residential Care Facility, Revenue Bonds
Series C
5.00%, due 12/1/47	$ 2,200,000	$ 2,038,646
James City County Economic Development Authority, Williamsburg Landing, Inc., Revenue Bonds
Series A
4.00%, due 12/1/50	3,235,000	2,313,346
Lynchburg Economic Development Authority, Randolph College Project, Revenue Bonds
5.00%, due 9/1/48	3,455,000	3,490,649
Newport News Economic Development Authority, LifeSpire of Virginia Obligated Group, Revenue Bonds
5.00%, due 12/1/38	2,575,000	2,485,705
Roanoke Economic Development Authority, Lynchburg College, Revenue Bonds
Series A
4.00%, due 9/1/48	4,640,000	3,991,074
Salem Economic Development Authority, Educational Facilities, Roanoke College, Revenue Bonds
4.00%, due 4/1/45	950,000	832,634
5.00%, due 4/1/49	1,000,000	1,008,406
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
Series 2007A-1
6.706%, due 6/1/46	31,920,000	29,334,550
Virginia College Building Authority, Regent University Project, Revenue Bonds
3.00%, due 6/1/41	2,250,000	1,644,664
4.00%, due 6/1/36	1,300,000	1,214,568
Virginia College Building Authority, Marymount University Project, Green Bond, Revenue Bonds
Series B
5.00%, due 7/1/45 (b)	1,945,000	1,849,833

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Virginia (continued)
Virginia Small Business Financing Authority, 95 Express Lanes LLC, Revenue Bonds, Senior Lien (d)
4.00%, due 7/1/39	$ 1,380,000	$ 1,284,683
4.00%, due 1/1/48	10,100,000	8,745,245
5.00%, due 1/1/36	1,345,000	1,423,738
5.00%, due 1/1/38	3,000,000	3,112,271
Virginia Small Business Financing Authority, National Senior Campuses, Inc., Revenue Bonds
4.00%, due 1/1/45	2,510,000	2,235,659
Virginia Small Business Financing Authority, National Senior Campuses Inc. Obligated Group, Revenue Bonds
4.00%, due 1/1/51	12,090,000	10,363,900
Virginia Small Business Financing Authority, Capital Beltway Express LLC, Revenue Bonds, Senior Lien (d)
5.00%, due 12/31/47	9,750,000	9,835,562
5.00%, due 12/31/52	18,665,000	18,739,055
Virginia Small Business Financing Authority, Transform 66 P3 Project, Revenue Bonds, Senior Lien
5.00%, due 12/31/56 (d)	23,900,000	23,591,504
		158,623,631
Washington 1.4%
Pend Oreille County Public Utility District No. 1 Box Canyon, Revenue Bonds
4.00%, due 1/1/41	3,000,000	2,815,651
Pend Oreille County Public Utility District No. 1 Box Canyon, Green Bond, Revenue Bonds
5.00%, due 1/1/48	5,180,000	5,281,653
Port of Seattle, Intermediate Lien, Revenue Bonds
Series C
5.00%, due 8/1/46 (d)	18,250,000	19,248,611
Port of Seattle Industrial Development Corp., Delta Air Lines, Inc., Revenue Bonds
5.00%, due 4/1/30 (d)	1,825,000	1,825,919
	Principal Amount	Value

Washington (continued)
Washington Economic Development Finance Authority, North Pacific Paper Co. Recycling Project, Green Bond, Revenue Bonds
Series A
5.625%, due 12/1/40 (b)(d)	$ 4,000,000	$ 3,906,048
Washington Higher Education Facilities Authority, Whitworth University Project, Revenue Bonds
4.00%, due 10/1/38	1,665,000	1,574,298
Series A
5.00%, due 10/1/40	3,000,000	3,049,716
Washington Higher Education Facilities Authority, Seattle Pacific University Project, Revenue Bonds
Series A
5.00%, due 10/1/45	3,130,000	3,085,064
Washington State Convention Center Public Facilities District, Lodging Tax, Revenue Bonds
Series B
3.00%, due 7/1/43	5,565,000	4,328,676
Series B
3.00%, due 7/1/48	2,465,000	1,786,918
Series B
3.00%, due 7/1/58	13,760,000	9,275,082
Series B
3.00%, due 7/1/58	4,000,000	2,548,726
Series B
3.00%, due 7/1/58	9,000,000	5,734,634
4.00%, due 7/1/58	8,910,000	7,377,124
Series B
4.00%, due 7/1/58	5,155,000	4,260,821
Series B
4.00%, due 7/1/58	1,750,000	1,484,372
Series A
5.00%, due 7/1/58	5,715,000	5,764,014
Washington State Housing Finance Commission, Eliseo Project, Revenue Bonds (b)
Series A
4.00%, due 1/1/41	4,620,000	3,630,239
Series A
4.00%, due 1/1/51	1,700,000	1,197,684
Series A
4.00%, due 1/1/57	8,085,000	5,473,645
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Washington (continued)
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds
5.00%, due 1/1/48	$ 3,000,000	$ 2,612,625
Whidbey Island Public Hospital District, Whidbey General Hospital, Limited General Obligation
3.75%, due 12/1/32	100,000	81,690
4.00%, due 12/1/37	290,000	224,150
Whidbey Island Public Hospital District, Unlimited General Obligation
5.375%, due 12/1/39	9,670,000	7,939,087
5.50%, due 12/1/33	2,070,000	1,882,273
		106,388,720
West Virginia 0.4%
County of Ohio, Special District Excise Tax, The Highlands Project, Revenue Bonds
Series B
4.25%, due 3/1/35	4,000,000	3,913,675
Glenville State College, Board of Governors, Revenue Bonds
5.25%, due 6/1/47	4,000,000	3,482,810
Monongalia County Commission Excise Tax District, University Town Centre, Revenue Bonds
Series A
4.125%, due 6/1/43 (b)	1,000,000	889,870
Monongalia County Commission Excise Tax District, University Town Center, Revenue Bonds
Series A
5.50%, due 6/1/37 (b)	4,000,000	4,083,830
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 1/1/37	4,875,000	4,754,352
Series A, Insured: AGM-CR
4.00%, due 1/1/38	2,500,000	2,407,501
	Principal Amount	Value

West Virginia (continued)
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Revenue Bonds (continued)
Series A, Insured: AGM-CR
4.125%, due 1/1/47	$ 13,350,000	$ 12,107,860
		31,639,898
Wisconsin 2.2%
Public Finance Authority, Wonderful Foundations Charter School, Revenue Bonds (b)
Series B
(zero coupon), due 1/1/60	71,700,000	3,928,766
Series A-1
5.00%, due 1/1/55	15,965,000	12,129,945
Public Finance Authority, Methodist University, Inc. (The), Revenue Bonds (b)
4.00%, due 3/1/26	755,000	722,784
4.00%, due 3/1/30	950,000	855,616
Public Finance Authority, North Carolina Leadership Charter Academy, Inc., Revenue Bonds
Series A
4.00%, due 6/15/29 (b)	270,000	255,222
Public Finance Authority, National Gypsum Co., Revenue Bonds
4.00%, due 8/1/35 (d)	4,000,000	3,509,239
Public Finance Authority, Revenue Bonds (b)
4.00%, due 4/1/42	900,000	749,925
4.00%, due 4/1/42	100,000	112,203
4.00%, due 4/1/52	3,000,000	2,298,725
5.00%, due 4/1/30	100,000	110,699
5.00%, due 4/1/30	600,000	616,198
5.00%, due 4/1/40	300,000	293,620
5.00%, due 4/1/50	100,000	115,413
5.00%, due 4/1/50	900,000	835,943
Public Finance Authority, Fellowship Senior Living Project, Revenue Bonds
Series A
4.00%, due 1/1/46	11,410,000	9,044,454
Series A
4.00%, due 1/1/52	3,130,000	2,382,709

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
56	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Public Finance Authority, Appalachian State University Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 7/1/50	$ 1,000,000	$ 921,970
Series A, Insured: AGM
4.00%, due 7/1/55	1,250,000	1,128,133
Series A, Insured: AGM
4.00%, due 7/1/59	775,000	690,066
Public Finance Authority, UNC Health Southeastern, Revenue Bonds
Series A
4.00%, due 2/1/51	3,970,000	3,475,510
Public Finance Authority, Fargo-Moorhead Metropolitan Area Flood Risk Management Project, Revenue Bonds
4.00%, due 9/30/51 (d)	14,945,000	12,310,989
Public Finance Authority, College Achieve Paterson Charter School Project, Revenue Bonds
Series A
4.00%, due 6/15/52 (b)	1,565,000	1,158,839
Public Finance Authority, Fargo Moorhead Met Area Flood, Green Bond, Revenue Bonds
4.00%, due 3/31/56 (d)	5,545,000	4,456,714
Public Finance Authority, Appalachian Regional Healthcare System Obligated Group, Revenue Bonds
4.00%, due 7/1/56	2,250,000	1,789,337
Public Finance Authority, Givens Estates, Revenue Bonds
4.00%, due 12/1/56	4,750,000	3,994,000
Public Finance Authority, Ultimate Medical Academy Project, Revenue Bonds (b)
Series A
5.00%, due 10/1/24	2,200,000	2,207,941
Series A
5.00%, due 10/1/28	1,000,000	1,001,365
Series A
5.00%, due 10/1/29	2,000,000	1,999,912
Series A
5.00%, due 10/1/34	1,090,000	1,058,579
	Principal Amount	Value

Wisconsin (continued)
Public Finance Authority, Ultimate Medical Academy Project, Revenue Bonds (b) (continued)
Series A
5.00%, due 10/1/39	$ 16,500,000	$ 15,479,095
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds
Series A
5.00%, due 6/1/36 (b)	750,000	699,395
Public Finance Authority, Carmelite System, Inc. Obligated Group (The), Revenue Bonds
5.00%, due 1/1/40	4,085,000	3,994,384
5.00%, due 1/1/45	3,060,000	2,923,372
Public Finance Authority, NC A&T Real Estate Foundation LLC Project, Revenue Bonds
Series A
5.00%, due 6/1/44	1,350,000	1,285,724
Series A
5.00%, due 6/1/49	6,875,000	6,398,807
Series B
5.00%, due 6/1/49	2,720,000	2,531,601
Public Finance Authority, Guilford College, Revenue Bonds
Series A
5.00%, due 1/1/48	2,000,000	1,908,006
5.50%, due 1/1/47	5,910,000	5,949,679
Public Finance Authority, Coral Academy of Science Las Vegas, Revenue Bonds
Series A
5.00%, due 7/1/48	2,000,000	2,001,933
Public Finance Authority, Wilson Preparatory Academy, Revenue Bonds
Series A
5.00%, due 6/15/49 (b)	1,100,000	995,965
Public Finance Authority, College Achieve Central Charter School, Revenue Bonds
Series A
5.00%, due 6/15/51 (b)	2,145,000	1,894,785
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Public Finance Authority, Grand Hyatt San Antonio Hotel Acquisition Project, Revenue Bonds, Senior Lien
Series A
5.00%, due 2/1/52	$ 4,000,000	$ 4,000,542
Public Finance Authority, The Franklin School Of Innovation, Inc., Revenue Bonds
5.00%, due 1/1/57 (b)	3,200,000	2,739,300
Public Finance Authority, Nevada State College, Revenue Bonds (b)
Series A
5.00%, due 5/1/60	6,555,000	5,750,936
Series B
9.00%, due 5/1/71	3,035,000	3,084,495
Public Finance Authority, Wingate University, Revenue Bonds
Series A
5.25%, due 10/1/38	3,250,000	3,301,315
Public Finance Authority, CHF-Cullowhee, LLC - Western Carolina University Project, Revenue Bonds
Series A
5.25%, due 7/1/47	2,000,000	1,910,295
Public Finance Authority, Roseman University of Health Sciences, Revenue Bonds
5.875%, due 4/1/45	6,350,000	6,451,053
Public Finance Authority, Lake Erie College Project, Revenue Bonds
Series A
5.875%, due 10/1/54 (b)	2,000,000	1,684,624
Public Finance Authority, Irving Convention Center Hotel Project, Revenue Bonds
Series A-2
7.00%, due 1/1/50 (b)	12,690,000	13,927,559
Wisconsin Health & Educational Facilities Authority, St. Camillus Health System, Inc., Revenue Bonds
Series B-2
2.55%, due 11/1/27	1,325,000	1,236,767
	Principal Amount	Value

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, HOPE Christian Schools, Revenue Bonds
3.00%, due 12/1/31	$ 560,000	$ 475,226
Wisconsin Health & Educational Facilities Authority, Children's Hospital of Wisconsin Obligated Group, Revenue Bonds
3.00%, due 8/15/52	2,000,000	1,479,463
Wisconsin Health & Educational Facilities Authority, Sauk-Prairie Memorial Hospital Inc. Obligated Group, Revenue Bonds
Series A
5.375%, due 2/1/48	3,200,000	3,016,252
		169,275,389
Total Long-Term Municipal Bonds (Cost $7,538,899,369)		7,156,973,950
Short-Term Municipal Notes 5.3%
Alabama 0.4%
Black Belt Energy Gas District, Gas Project No.7, Revenue Bonds
Series C-2
4.21%, due 10/1/52 (h)	28,020,000	27,014,230
Hoover Industrial Development Board, United States Steel Corp., Green Bond, Revenue Bonds
6.375%, due 11/1/50 (d)(h)	3,140,000	3,456,621
		30,470,851
California 0.9%
Bay Area Toll Authority, Revenue Bonds
Series A
3.10%, due 4/1/55 (h)	20,000,000	20,000,000
Northern California Gas Authority No. 1, Gas Project, Revenue Bonds
Series B
4.188%, due 7/1/27 (h)	26,365,000	26,181,948
Regents of the University of California Medical Center, Revenue Bonds
3.20%, due 5/15/45 (h)	15,000,000	15,000,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
58	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Short-Term Municipal Notes (continued)
California (continued)
University of California, Revenue Bonds
Series BP-1
3.20%, due 5/15/48 (h)	$ 7,750,000	$ 7,750,000
		68,931,948
Connecticut 0.1%
Connecticut State Health & Educational Facilities Authority, Yale University, Revenue Bonds
Series A-1
3.00%, due 7/1/42 (h)	10,000,000	10,000,000
District of Columbia 0.2%
District of Columbia, MedStar Health Obligated Group, Revenue Bonds
Series A
3.80%, due 8/15/38 (h)	16,615,000	16,615,000
Florida 0.2%
City of Gainesville, Utilities System, Revenue Bonds
Series B
3.80%, due 10/1/42 (h)	11,325,000	11,325,000
Georgia 0.2%
Development Authority of Appling County, Georgia Power Co., Revenue Bonds
Series 1
4.10%, due 9/1/41 (h)	15,500,000	15,500,000
Louisiana 0.1%
Parish of St. John the Baptist LA, Marathon Oil Corp. Project, Revenue Bonds
Series B-2
2.375%, due 6/1/37 (h)	7,200,000	6,814,279
New Jersey 0.8%
New Jersey Turnpike Authority, Revenue Bonds
Series D-1
4.093%, due 1/1/24 (h)	64,900,000	64,867,057
	Principal Amount	Value

New York 1.4%
City of New York, Unlimited General Obligation (h)
3.75%, due 6/1/44	$ 30,745,000	$ 30,745,000
Series E
3.75%, due 3/1/48	17,585,000	17,585,000
New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Revenue Bonds
Series CC
3.75%, due 6/15/41 (h)	14,430,000	14,430,000
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds (h)
Series A4
3.75%, due 11/1/29	6,000,000	6,000,000
Series A-4
3.75%, due 8/1/45	20,000,000	20,000,000
Series C-4
3.77%, due 11/1/44	20,230,000	20,230,000
		108,990,000
Puerto Rico 0.1%
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGM
3.988%, due 7/1/29 (h)	4,690,000	4,288,119
Texas 0.9%
Harris County Cultural Education Facilities Finance Corp., Houston Methodist Hospital Obligated Group, Revenue Bonds
Series B
3.80%, due 12/1/59 (h)	15,950,000	15,950,000
Harris County Health Facilities Development Corp., Houston Methodist Hospital Obligated Group, Revenue Bonds
Series A-2
3.80%, due 12/1/41 (h)	14,000,000	14,000,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
59

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Short-Term Municipal Notes (continued)
Texas (continued)
Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds
Series C
3.902%, due 9/15/27 (h)	$ 42,775,000	$ 42,173,862
		72,123,862
Total Short-Term Municipal Notes (Cost $411,797,528)		409,926,116
Total Municipal Bonds (Cost $7,950,696,897)		7,566,900,066

Long-Term Bonds 0.2%
Corporate Bonds 0.2%
Commercial Services 0.1%
Howard University
Series 21A
4.756%, due 10/1/51	5,250,000	4,260,129
Wildflower Improvement Association
6.625%, due 3/1/31 (b)	4,215,913	4,054,665
		8,314,794
Healthcare-Services 0.1%
Toledo Hospital (The)
6.015%, due 11/15/48	9,450,000	6,638,625
Total Corporate Bonds (Cost $15,762,369)		14,953,419
Total Long-Term Bonds (Cost $15,762,369)		14,953,419

	Shares	Value
Closed-End Funds 0.6%
Massachusetts 0.1%
DWS Municipal Income Trust	131,002	1,138,407
Pioneer Municipal High Income Advantage Fund, Inc.	200,399	1,621,228
Pioneer Municipal High Income Fund Trust	200,954	1,764,376
		4,524,011
Michigan 0.0% ‡
BlackRock MuniYield Michigan Quality Fund, Inc.	245,271	2,744,582
	Shares	Value

Multi-State 0.3%
BlackRock Municipal 2030 Target Term Trust	427,334	$ 9,132,127
BlackRock MuniHoldings Fund, Inc.	146,484	1,729,976
BlackRock MuniYield Quality Fund II, Inc.	588,091	6,033,814
BlackRock MuniYield Quality Fund, Inc.	287,227	3,392,151
		20,288,068
New Jersey 0.0% ‡
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	307,548	3,444,538
New York 0.2%
BlackRock MuniHoldings New York Quality Fund, Inc.	525,108	5,508,383
BlackRock MuniYield New York Quality Fund, Inc.	543,595	5,435,950
BlackRock New York Municipal Income Trust	26,795	273,845
		11,218,178
Pennsylvania 0.0% ‡
Invesco Pennsylvania Value Municipal Income Trust	18,699	185,120
Total Closed-End Funds (Cost $53,605,846)		42,404,497
Short-Term Investment 0.1%
Unaffiliated Investment Company 0.1%
BlackRock Liquidity Funds MuniCash, 3.461% (i)	9,691,605	9,690,636
Total Short-Term Investment (Cost $9,690,636)		9,690,636
Total Investments (Cost $8,029,755,748)	98.4%	7,633,948,618
Other Assets, Less Liabilities	1.6	126,407,676
Net Assets	100.0%	$ 7,760,356,294

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
60	MainStay MacKay High Yield Municipal Bond Fund

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Issue in default.
(d)	Interest on these securities was subject to alternative minimum tax.
(e)	Illiquid security—As of April 30, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $109,555,162, which represented 1.4% of the Fund’s net assets.
(f)	Step coupon—Rate shown was the rate in effect as of April 30, 2023.
(g)	Issue in non-accrual status.
(h)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(i)	Current yield as of April 30, 2023.
Futures Contracts
As of April 30, 2023, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Notes	(6,500)	June 2023	$ (723,059,271)	$ (748,820,312)	$ (25,761,041)
U.S. Treasury Ultra Bonds	(4,250)	June 2023	(575,898,006)	(600,976,563)	(25,078,557)
Net Unrealized Depreciation					$ (50,839,598)

1.	As of April 30, 2023, cash in the amount of $42,250,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2023.
Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
CHF—Collegiate Housing Foundation
CR—Custodial Receipts
MUN GOVT GTD—Municipal Government Guaranteed
NATL-RE—National Public Finance Guarantee Corp.
SD CRED PROG—School District Credit Enhancement Program
UT CSCE—Utah Charter School Credit Enhancement Program
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
61

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 7,156,973,950	$ —	$ 7,156,973,950
Short-Term Municipal Notes	—	409,926,116	—	409,926,116
Total Municipal Bonds	—	7,566,900,066	—	7,566,900,066
Long-Term Bonds
Corporate Bonds	—	14,953,419	—	14,953,419
Total Corporate Bonds	—	14,953,419	—	14,953,419
Closed-End Funds	42,404,497	—	—	42,404,497
Short-Term Investment
Unaffiliated Investment Company	9,690,636	—	—	9,690,636
Total Investments in Securities	$ 52,095,133	$ 7,581,853,485	$ —	$ 7,633,948,618
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (50,839,598)	$ —	$ —	$ (50,839,598)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
62	MainStay MacKay High Yield Municipal Bond Fund

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in securities, at value (identified cost $8,029,755,748)	$ 7,633,948,618
Cash	52,714
Cash collateral on deposit at broker for futures contracts	42,250,000
Receivables:
Dividends and interest	96,857,624
Fund shares sold	22,028,370
Investment securities sold	1,905,753
Other assets	322,503
Total assets	7,797,365,582
Liabilities
Payables:
Fund shares redeemed	12,529,659
Variation margin on futures contracts	11,148,372
Manager (See Note 3)	3,455,543
Transfer agent (See Note 3)	929,751
NYLIFE Distributors (See Note 3)	519,098
Professional fees	150,552
Custodian	97,314
Shareholder communication	41,510
Trustees	13,165
Accrued expenses	60,092
Distributions payable	8,064,232
Total liabilities	37,009,288
Net assets	$ 7,760,356,294
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 672,126
Additional paid-in-capital	8,819,142,187
8,819,814,313
Total distributable earnings (loss)	(1,059,458,019)
Net assets	$ 7,760,356,294
Class A
Net assets applicable to outstanding shares	$1,765,173,401
Shares of beneficial interest outstanding	152,893,777
Net asset value per share outstanding	$ 11.55
Maximum sales charge (3.00% of offering price)	0.36
Maximum offering price per share outstanding	$ 11.91
Investor Class
Net assets applicable to outstanding shares	$ 4,232,083
Shares of beneficial interest outstanding	367,015
Net asset value per share outstanding	$ 11.53
Maximum sales charge (2.50% of offering price)	0.30
Maximum offering price per share outstanding	$ 11.83
Class C
Net assets applicable to outstanding shares	$ 186,690,991
Shares of beneficial interest outstanding	16,210,395
Net asset value and offering price per share outstanding	$ 11.52
Class I
Net assets applicable to outstanding shares	$4,903,666,166
Shares of beneficial interest outstanding	424,642,304
Net asset value and offering price per share outstanding	$ 11.55
Class R6
Net assets applicable to outstanding shares	$ 900,593,653
Shares of beneficial interest outstanding	78,012,770
Net asset value and offering price per share outstanding	$ 11.54

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
63

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 182,691,163
Dividends	886,160
Total income	183,577,323
Expenses
Manager (See Note 3)	20,501,109
Distribution/Service—Class A (See Note 3)	2,200,365
Distribution/Service—Investor Class (See Note 3)	5,207
Distribution/Service—Class C (See Note 3)	981,351
Transfer agent (See Note 3)	2,434,586
Professional fees	299,309
Registration	246,012
Custodian	121,168
Trustees	106,444
Shareholder communication	47,655
Miscellaneous	130,371
Total expenses before waiver/reimbursement	27,073,577
Expense waiver/reimbursement from Manager (See Note 3)	(23,723)
Reimbursement from prior custodian(a)	(15,296)
Net expenses	27,034,558
Net investment income (loss)	156,542,765
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(240,604,492)
Futures transactions	47,950,711
Net realized gain (loss)	(192,653,781)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	955,307,962
Futures contracts	(111,829,066)
Net change in unrealized appreciation (depreciation)	843,478,896
Net realized and unrealized gain (loss)	650,825,115
Net increase (decrease) in net assets resulting from operations	$ 807,367,880

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
64	MainStay MacKay High Yield Municipal Bond Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 156,542,765	$ 325,745,230
Net realized gain (loss)	(192,653,781)	(296,983,633)
Net change in unrealized appreciation (depreciation)	843,478,896	(2,142,991,678)
Net increase (decrease) in net assets resulting from operations	807,367,880	(2,114,230,081)
Distributions to shareholders:
Class A	(35,657,798)	(76,320,100)
Investor Class	(84,170)	(145,969)
Class C	(3,240,490)	(6,843,792)
Class I	(103,958,054)	(233,072,302)
Class R6	(20,027,077)	(43,550,777)
Total distributions to shareholders	(162,967,589)	(359,932,940)
Capital share transactions:
Net proceeds from sales of shares	2,295,504,179	6,094,387,364
Net asset value of shares issued to shareholders in reinvestment of distributions	114,015,295	247,680,574
Cost of shares redeemed	(3,080,761,591)	(7,962,906,928)
Redemptions in-kind	—	(294,446,031)
Increase (decrease) in net assets derived from capital share transactions	(671,242,117)	(1,915,285,021)
Net increase (decrease) in net assets	(26,841,826)	(4,389,448,042)
Net Assets
Beginning of period	7,787,198,120	12,176,646,162
End of period	$ 7,760,356,294	$ 7,787,198,120
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
65

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 10.64	$ 13.49	$ 12.75	$ 12.98	$ 12.33	$ 12.32
Net investment income (loss)	0.22(a)	0.36(a)	0.36(a)	0.40	0.47	0.48
Net realized and unrealized gain (loss)	0.92	(2.81)	0.77	(0.20)	0.66	0.01
Total from investment operations	1.14	(2.45)	1.13	0.20	1.13	0.49
Less distributions:
From net investment income	(0.23)	(0.40)	(0.39)	(0.43)	(0.47)	(0.48)
From net realized gain on investments	—	—	—	(0.00)‡	(0.01)	—
Total distributions	(0.23)	(0.40)	(0.39)	(0.43)	(0.48)	(0.48)
Net asset value at end of period	$ 11.55	$ 10.64	$ 13.49	$ 12.75	$ 12.98	$ 12.33
Total investment return (b)	10.75%	(18.48)%	8.93%	1.60%	9.28%	4.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.88%††	2.86%	2.66%	3.15%	3.69%	3.84%
Net expenses (c)	0.87%††(d)	0.86%	0.84%	0.86%	0.87%	0.87%
Portfolio turnover rate	16%(e)	56% (e)(f)	14%(e)	37%(e)	27%(e)	32%
Net assets at end of period (in 000’s)	$ 1,765,173	$ 1,751,791	$ 2,696,103	$ 2,073,226	$ 2,210,862	$ 1,616,061

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate includes variable rate demand notes.
(f)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
66	MainStay MacKay High Yield Municipal Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 10.63	$ 13.47	$ 12.73	$ 12.96	$ 12.32	$ 12.30
Net investment income (loss)	0.22(a)	0.36(a)	0.36(a)	0.40	0.47	0.48
Net realized and unrealized gain (loss)	0.91	(2.80)	0.77	(0.20)	0.65	0.02
Total from investment operations	1.13	(2.44)	1.13	0.20	1.12	0.50
Less distributions:
From net investment income	(0.23)	(0.40)	(0.39)	(0.43)	(0.47)	(0.48)
From net realized gain on investments	—	—	—	(0.00)‡	(0.01)	—
Total distributions	(0.23)	(0.40)	(0.39)	(0.43)	(0.48)	(0.48)
Net asset value at end of period	$ 11.53	$ 10.63	$ 13.47	$ 12.73	$ 12.96	$ 12.32
Total investment return (b)	10.76%	(18.52)%	8.92%	1.59%	9.19%	4.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.87%††	2.88%	2.69%	3.15%	3.69%	3.85%
Net expenses (c)	0.89%††(d)	0.87%	0.86%	0.87%	0.88%	0.89%
Portfolio turnover rate	16%(e)	56% (e)(f)	14%(e)	37%(e)	27%(e)	32%
Net assets at end of period (in 000's)	$ 4,232	$ 3,749	$ 5,107	$ 5,211	$ 5,449	$ 4,383

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate includes variable rate demand notes.
(f)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
67

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 10.61	$ 13.46	$ 12.71	$ 12.95	$ 12.30	$ 12.29
Net investment income (loss)	0.18(a)	0.26(a)	0.26(a)	0.29	0.37	0.39
Net realized and unrealized gain (loss)	0.92	(2.80)	0.78	(0.20)	0.66	0.01
Total from investment operations	1.10	(2.54)	1.04	0.09	1.03	0.40
Less distributions:
From net investment income	(0.19)	(0.31)	(0.29)	(0.33)	(0.37)	(0.39)
From net realized gain on investments	—	—	—	(0.00)‡	(0.01)	—
Total distributions	(0.19)	(0.31)	(0.29)	(0.33)	(0.38)	(0.39)
Net asset value at end of period	$ 11.52	$ 10.61	$ 13.46	$ 12.71	$ 12.95	$ 12.30
Total investment return (b)	10.36%	(19.15)%	8.20%	0.75%	8.47%	3.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.13%††	2.11%	1.95%	2.41%	2.94%	3.11%
Net expenses (c)	1.64%††(d)	1.62%	1.61%	1.62%	1.63%	1.63%
Portfolio turnover rate	16%(e)	56% (e)(f)	14%(e)	37%(e)	27%(e)	32%
Net assets at end of period (in 000’s)	$ 186,691	$ 202,196	$ 340,700	$ 355,498	$ 433,318	$ 396,092

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate includes variable rate demand notes.
(f)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
68	MainStay MacKay High Yield Municipal Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 10.64	$ 13.49	$ 12.75	$ 12.98	$ 12.34	$ 12.32
Net investment income (loss)	0.23(a)	0.39(a)	0.39(a)	0.45	0.50	0.51
Net realized and unrealized gain (loss)	0.92	(2.81)	0.77	(0.22)	0.65	0.02
Total from investment operations	1.15	(2.42)	1.16	0.23	1.15	0.53
Less distributions:
From net investment income	(0.24)	(0.43)	(0.42)	(0.46)	(0.50)	(0.51)
From net realized gain on investments	—	—	—	(0.00)‡	(0.01)	—
Total distributions	(0.24)	(0.43)	(0.42)	(0.46)	(0.51)	(0.51)
Net asset value at end of period	$ 11.55	$ 10.64	$ 13.49	$ 12.75	$ 12.98	$ 12.34
Total investment return (b)	10.88%	(18.28)%	9.20%	1.86%	9.46%	4.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.12%††	3.10%	2.90%	3.38%	3.93%	4.09%
Net expenses (c)	0.62%††(d)	0.60%	0.59%	0.61%	0.62%	0.62%
Portfolio turnover rate	16%(e)	56% (e)(f)	14%(e)	37%(e)	27%(e)	32%
Net assets at end of period (in 000’s)	$ 4,903,666	$ 4,904,132	$ 7,894,324	$ 6,063,243	$ 4,415,639	$ 3,024,665

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate includes variable rate demand notes.
(f)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
69

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,		November 1, 2019^ through October 31,
Class R6		2022	2021	2020
Net asset value at beginning of period	$ 10.64	$ 13.49	$ 12.74	$ 12.98
Net investment income (loss) (a)	0.24	0.40	0.39	0.43
Net realized and unrealized gain (loss)	0.91	(2.81)	0.79	(0.21)
Total from investment operations	1.15	(2.41)	1.18	0.22
Less distributions:
From net investment income	(0.25)	(0.44)	(0.43)	(0.46)
From net realized gain on investments	—	—	—	(0.00)‡
Total distributions	(0.25)	(0.44)	(0.43)	(0.46)
Net asset value at end of period	$ 11.54	$ 10.64	$ 13.49	$ 12.74
Total investment return (b)	10.82%	(18.23)%	9.34%	1.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.19%††	3.22%	2.91%	3.40%
Net expenses (c)	0.56%††	0.55%	0.54%	0.56%
Portfolio turnover rate (d)	16%	56%(e)	14%	37%
Net assets at end of period (in 000’s)	$ 900,594	$ 925,330	$ 1,240,412	$ 6,535

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
70	MainStay MacKay High Yield Municipal Bond Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay High Yield Municipal Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	March 31, 2010
Investor Class	March 31, 2010
Class C	March 31, 2010
Class I	March 31, 2010
Class R6	November 1, 2019
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

71

Notes to Financial Statements (Unaudited) (continued)
quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value.
Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar

72	MainStay MacKay High Yield Municipal Bond Fund

assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition.
Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of April 30, 2023, and can change at any time. Illiquid investments as of April 30, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
73

Notes to Financial Statements (Unaudited) (continued)
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2023, are shown in the Portfolio of Investments.
(H) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of

74	MainStay MacKay High Yield Municipal Bond Fund

COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which included an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico.  However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the long-term economic challenges that arose from COVID-19.
The Commonwealth concluded its Title III restructuring proceedings on behalf of itself and certain instrumentalities effective March 15, 2022. Approximately $18.75 billion of claims related to debt guaranteed under Puerto Rico's constitution including the Commonwealth of Puerto Rico in new Puerto Rico General Obligation Bonds, $7.1 billion of cash, and $3.5 billion of new Contingent Value instruments. In addition, the Commonwealth's exit from the restructuring proceedings resolved certain claims relating to the Commonwealth Employee Retirement System, Convention Center, Highway Authority, and Infrastructure Financing Authority. Two of the Commonwealth's agencies are still under Title III restructuring proceedings including the Puerto Rico Electric Power Authority (PREPA) and the Puerto Rico Industrial Development Authority (PRIDCO).
Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board is subject to change every three years due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements that a prior board negotiated.
As of May 30, 2023 the Puerto Rico Electric Power Authority (PREPA) remains in Title III Bankruptcy after nearly 6 years.  A significant number of net revenue bond creditors, the Oversight Board, and the Commonwealth have been unable to reach a consensual resolution on PREPA’s debt restructuring following the termination of the previous 2019 PREPA Restructuring Support Agreement by the Commonwealth of Puerto Rico in March of 2022. Further bankruptcy litigation has ensued between the Oversight Board and a group of net revenue bond creditors over the security provisions of PREPA’s 8.3bln of net revenue bonds resulting in a ruling from Judge Swain that PREPA’s net revenue bonds are unsecured.  The Ad Hoc group of net revenue bond creditors and bond insurer Assured Guaranty have informed Judge Swain they will seek to appeal her decision absent a consensual resolution in the case. The Oversight Board has reached plan confirmation support from at least one creditor class, the ~700mm of claims relating to fuel line lenders.  In addition, the Oversight Board reached a settlement agreement with bond insurer National Public Finance Guaranty regarding ~876mm of PREPA’s net revenue bond claims or~11% of PREPA’s net revenue bond claims.
If a settlement agreement cannot be reached between a majority of net revenue bond holders and the Oversight Board, Judge Swain could approve a cram-down plan or dismiss the bankruptcy case entirely.  A cram-down plan could significantly reduce recoveries.  Furthermore, a dismissal of the case would result in further litigation in local PR courts with guaranty of additional recovery.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2023, 10.3% of the Puerto Rico municipal securities held by the Fund were insured.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2023:
Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(50,839,598)	$(50,839,598)
Total Fair Value	$(50,839,598)	$(50,839,598)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
75

Notes to Financial Statements (Unaudited) (continued)
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$47,950,711	$47,950,711
Total Net Realized Gain (Loss)	$47,950,711	$47,950,711

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(111,829,066)	$(111,829,066)
Total Net Change in Unrealized Appreciation (Depreciation)	$(111,829,066)	$(111,829,066)

Average Notional Amount	Total
Futures Contracts Short	$(1,278,958,073)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; 0.53% from $3 billion to $5 billion; 0.52% from $5 billion to $7 billion and 0.51% from $7 billion to $9 billion; 0.50% from $9 billion to $11 billion; 0.49% from $11 billion to $13 billion; 0.48% in excess of $13 billion. During the year ended April 30, 2023, the effective management fee rate was 0.53% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 0.875% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Investor Class, Class C and Class I shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $20,501,109 and waived fees and/or reimbursed expenses in the amount of $23,723 and paid the Subadvisor fees in the amount of $10,238,802.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the

76	MainStay MacKay High Yield Municipal Bond Fund

average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $16,525 and $215, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares during the six-month period ended April 30, 2023, of $153,142, $7 and $9,984, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 620,701	$—
Investor Class	1,785	—
Class C	84,089	—
Class I	1,709,623	—
Class R6	18,388	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.
This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$25,127	0.0%‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$8,100,144,036	$94,974,627	$(561,170,045)	$(466,195,418)
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $319,876,944, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$228,473	$91,404
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 27,882,361
Exempt Interest Dividends	332,050,579
Total	$359,932,940
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
77

Notes to Financial Statements (Unaudited) (continued)
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $1,212,258 and $1,970,321, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	21,355,821	$ 242,245,352
Shares issued to shareholders in reinvestment of distributions	2,633,537	30,229,372
Shares redeemed	(37,216,210)	(421,542,510)
Net increase (decrease) in shares outstanding before conversion	(13,226,852)	(149,067,786)
Shares converted into Class A (See Note 1)	1,819,528	20,918,409
Shares converted from Class A (See Note 1)	(374,032)	(4,272,738)
Net increase (decrease)	(11,781,356)	$ (132,422,115)
Year ended October 31, 2022:
Shares sold	179,714,632	$ 2,169,853,689
Shares issued to shareholders in reinvestment of distributions	5,398,927	65,734,399
Shares redeemed	(201,191,940)	(2,380,543,511)
Shares redeemed in connection with in-kind transactions	(22,519,084)	(294,446,031)
Net increase (decrease) in shares outstanding before conversion	(38,597,465)	(439,401,454)
Shares converted into Class A (See Note 1)	3,711,349	45,615,641
Shares converted from Class A (See Note 1)	(311,546)	(3,772,990)
Net increase (decrease)	(35,197,662)	$ (397,558,803)

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	51,795	$ 590,177
Shares issued to shareholders in reinvestment of distributions	7,144	81,884
Shares redeemed	(25,264)	(287,658)
Net increase (decrease) in shares outstanding before conversion	33,675	384,403
Shares converted into Investor Class (See Note 1)	9,244	105,371
Shares converted from Investor Class (See Note 1)	(28,703)	(327,155)
Net increase (decrease)	14,216	$ 162,619
Year ended October 31, 2022:
Shares sold	92,787	$ 1,178,888
Shares issued to shareholders in reinvestment of distributions	11,741	142,182
Shares redeemed	(82,666)	(1,021,684)
Net increase (decrease) in shares outstanding before conversion	21,862	299,386
Shares converted into Investor Class (See Note 1)	11,037	135,526
Shares converted from Investor Class (See Note 1)	(59,147)	(748,641)
Net increase (decrease)	(26,248)	$ (313,729)

78	MainStay MacKay High Yield Municipal Bond Fund

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,246,379	$ 14,248,472
Shares issued to shareholders in reinvestment of distributions	244,464	2,798,697
Shares redeemed	(4,250,224)	(48,353,668)
Net increase (decrease) in shares outstanding before conversion	(2,759,381)	(31,306,499)
Shares converted from Class C (See Note 1)	(84,219)	(964,083)
Net increase (decrease)	(2,843,600)	$ (32,270,582)
Year ended October 31, 2022:
Shares sold	2,413,582	$ 29,806,079
Shares issued to shareholders in reinvestment of distributions	484,254	5,854,802
Shares redeemed	(9,068,981)	(109,411,843)
Net increase (decrease) in shares outstanding before conversion	(6,171,145)	(73,750,962)
Shares converted into Class C (See Note 1)	782	10,609
Shares converted from Class C (See Note 1)	(94,933)	(1,127,464)
Net increase (decrease)	(6,265,296)	$ (74,867,817)

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	150,628,318	$ 1,722,364,049
Shares issued to shareholders in reinvestment of distributions	6,947,641	79,762,082
Shares redeemed	(194,162,908)	(2,212,543,419)
Net increase (decrease) in shares outstanding before conversion	(36,586,949)	(410,417,288)
Shares converted into Class I (See Note 1)	427,670	4,891,069
Shares converted from Class I (See Note 1)	(100,226)	(1,162,627)
Net increase (decrease)	(36,259,505)	$ (406,688,846)
Year ended October 31, 2022:
Shares sold	281,989,510	$ 3,456,526,376
Shares issued to shareholders in reinvestment of distributions	14,323,947	174,363,390
Shares redeemed	(388,088,367)	(4,644,748,540)
Net increase (decrease) in shares outstanding before conversion	(91,774,910)	(1,013,858,774)
Shares converted into Class I (See Note 1)	1,206,028	15,314,351
Shares converted from Class I (See Note 1)	(33,636,572)	(420,626,039)
Net increase (decrease)	(124,205,454)	$(1,419,170,462)

Class R6	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	27,607,321	$ 316,056,129
Shares issued to shareholders in reinvestment of distributions	99,612	1,143,260
Shares redeemed	(35,012,835)	(398,034,336)
Net increase (decrease) in shares outstanding before conversion	(7,305,902)	(80,834,947)
Shares converted into Class R6 (See Note 1)	13,880	161,845
Shares converted from Class R6 (See Note 1)	(1,683,499)	(19,350,091)
Net increase (decrease)	(8,975,521)	$ (100,023,193)
Year ended October 31, 2022:
Shares sold	35,564,395	$ 437,022,332
Shares issued to shareholders in reinvestment of distributions	132,818	1,585,801
Shares redeemed	(69,848,536)	(827,181,350)
Net increase (decrease) in shares outstanding before conversion	(34,151,323)	(388,573,217)
Shares converted into Class R6 (See Note 1)	33,540,978	419,577,752
Shares converted from Class R6 (See Note 1)	(4,369,016)	(54,378,745)
Net increase (decrease)	(4,979,361)	$ (23,374,210)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
79

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay High Yield Municipal Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, MacKay personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

80	MainStay MacKay High Yield Municipal Bond Fund

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.  The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at MacKay. The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund.  The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
81

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as the MainStay Group of Funds.  Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds.  The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the

82	MainStay MacKay High Yield Municipal Bond Fund

Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.  The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
83

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
84	MainStay MacKay High Yield Municipal Bond Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
85

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
86	MainStay MacKay High Yield Municipal Bond Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022164MS043-23	MSMHY10-06/23
(NYLIM) NL243

MainStay MacKay New York Tax Free Opportunities Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3.00% Initial Sales Charge	With sales charges	5/14/2012	6.26%	-2.79%	0.68%	1.90%	0.77%
		Excluding sales charges		9.54	1.80	1.61	2.37	0.77
Investor Class Shares[4,5]	Maximum 2.50% Initial Sales Charge	With sales charges	5/14/2012	6.79	-2.29	0.65	1.84	0.78
		Excluding sales charges		9.53	1.78	1.58	2.31	0.78
Class C Shares	Maximum 1.00% CDSC	With sales charges	5/14/2012	8.40	0.54	1.32	2.05	1.03
	if Redeemed Within One Year of Purchase	Excluding sales charges		9.40	1.52	1.32	2.05	1.03
Class C2 Shares	Maximum 1.00% CDSC	With sales charges	8/31/2020	8.44	0.39	N/A	-1.90	1.18
	if Redeemed Within One Year of Purchase	Excluding sales charges		9.44	1.37	N/A	-1.90	1.18
Class I Shares	No Sales Charge		5/14/2012	9.79	2.05	1.87	2.63	0.52
Class R6 Shares	No Sales Charge		11/1/2019	9.69	1.96	N/A	-0.09	0.49

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to August 10, 2022, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
5.	Prior to August 10, 2022, the maximum initial sales charge was 4.00%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg New York Municipal Bond Index[2]	8.59%	3.42%	1.92%	2.17%
Morningstar Muni New York Long Category Average[3]	9.20	1.47	1.52	1.82

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg New York Municipal Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg New York Municipal Bond Index is a market value weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more.
3.	The Morningstar Muni New York Long Category Average is representative of funds that invest at least 80% of assets in New York municipal debt. These funds have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay New York Tax Free Opportunities Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,095.40	$3.90	$1,021.08	$3.76	0.75%
Investor Class Shares	$1,000.00	$1,095.30	$4.00	$1,020.98	$3.86	0.77%
Class C Shares	$1,000.00	$1,094.00	$5.30	$1,019.74	$5.11	1.02%
Class C2 Shares	$1,000.00	$1,094.40	$6.08	$1,018.99	$5.86	1.17%
Class I Shares	$1,000.00	$1,097.90	$2.60	$1,022.32	$2.51	0.50%
Class R6 Shares	$1,000.00	$1,096.90	$2.50	$1,022.41	$2.41	0.48%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2023 (Unaudited)
Other Revenue	35.8%
Transportation	15.3
Education	14.8
Water & Sewer	10.2
General Obligation	8.9
Hospital	7.3
Utilities	3.7
Housing	1.0%
Certificate of Participation/Lease	0.1
Closed–End Funds	0.2
Short–Term Investment	1.3
Other Assets, Less Liabilities	1.4
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	New York State Dormitory Authority, 3.00%-5.00%, due 3/15/31–7/1/53
2.	New York City Municipal Water Finance Authority, 3.75%-5.00%, due 6/15/34–6/15/53
3.	Metropolitan Transportation Authority, 3.77%-5.25%, due 11/15/27–11/15/52
4.	New York City Transitional Finance Authority, 1.58%-5.50%, due 5/1/24–11/1/48
5.	Build NYC Resource Corp., 4.00%-5.50%, due 7/1/30–7/1/56
6.	New York City Industrial Development Agency, (zero coupon)-5.00%, due 7/1/28–3/1/49
7.	Port Authority of New York & New Jersey, 4.00%-5.50%, due 12/1/31–9/15/48
8.	City of New York, 4.00%-5.25%, due 10/1/41–8/1/50
9.	New York Transportation Development Corp., 4.00%-5.25%, due 12/1/29–4/30/53
10.	Triborough Bridge & Tunnel Authority, 4.00%-5.50%, due 11/15/42–11/15/57

8	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay New York Tax Free Opportunities Fund perform relative to its benchmark and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay MacKay New York Tax Free Opportunities Fund returned 9.79%, outperforming the 8.59% return of the Fund’s primary benchmark, the Bloomberg New York Municipal Bond Index (the "Index"). Over the same period, Class I shares outperformed the 9.20% return of the Morningstar Muni New York Long Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund outperformed the Index during the reporting period in part due to structure and yield curve2 positioning. Adding to the relative return was the Fund’s overweight exposure to longer maturing bonds. Late in the reporting period, U.S. Treasury interest rates pivoted lower as the U.S. Federal Reserve hinted towards an end to its historic hiking cycle. In addition, overweight exposure to 4+% coupons aided on a relative basis. From a geographic perspective, an overweight exposure to out-of-Index U.S. territories made a positive contribution on a relative basis. (Contributions take weightings and total returns into account.) From a credit perspective, overweight exposure to BBB-rated3 credits was a positive contributor to relative performance. Conversely, underweight exposure to 5% coupons detracted from relative returns.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund, at times, will employ a Treasury futures hedge, typically as a paired strategy with longer maturity bonds, to dampen duration4 and interest-rate sensitivity. During the reporting period, the Fund’s performance was not materially impacted.
What was the Fund’s duration strategy during the reporting period?
The Fund’s duration was targeted to remain in a neutral range relative to the Fund’s investable universe. In addition to investment-grade New York bonds, the Fund may also invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in securities below investment grade. Since the Fund’s investable universe is broader than the Index, the Fund’s duration may also differ from that of the Index. The Fund ended the reporting period with a slightly longer duration posture than the Index. As of April 30, 2023, the Fund's modified duration5 to worst was 6.58 years, while the Index’s modified duration to worst was 6.34 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, overweight positioning in the hospital and education sectors produced the largest relative outperformance, although underweight positioning in the special tax and transportation sectors offset some of those gains.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. The Fund added to the electric and water/sewer sectors, as we expect greater demand for traditional municipal bonds secured by the revenues of essential service providers in the coming year. Conversely, there were decreases to the Fund’s exposures in the leasing and hospital sectors.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, the Fund continued to hold overweight exposure to the long end of the curve where municipal yields are more attractive. In addition, the Fund held an overweight allocation to the education and other revenue sectors. From a ratings perspective, the Fund held overweight exposure to BBB-rated bonds. In addition, the Fund held overweight exposure to non-investment-grade credits and U.S. territories, which are not included in the Index. As of the same date, the Fund held underweight exposure to the special tax and transportation sectors, as well as AAA-rated6 bonds.
6.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Principal Amount	Value
Municipal Bonds 97.1%
Long-Term Municipal Bonds 89.8%
Certificate of Participation/Lease 0.1%
Rensselaer City School District, Certificate of Participation
Insured: AGM State Aid Withholding
4.00%, due 6/1/34	$ 650,000	$ 658,965
Insured: AGM State Aid Withholding
4.00%, due 6/1/35	850,000	860,980
		1,519,945
Education 14.8%
Albany Capital Resource Corp., Albany College of Pharmacy and Health Sciences, Revenue Bonds
Series A
5.00%, due 12/1/33	150,000	152,071
Albany Capital Resource Corp., Albany Leadership Charter High School For Girls Project, Revenue Bonds
5.00%, due 6/1/49	2,380,000	2,152,106
Albany Capital Resource Corp., Brighter Choice Elementary Charter Schools, Revenue Bonds
Series A
4.00%, due 4/1/37	2,065,000	1,777,334
Albany Capital Resource Corp., Equitable School Revolving Fund LLC, Revenue Bonds
Series D
4.00%, due 11/1/46	3,000,000	2,752,409
Amherst Development Corp., Daemen College Project, Revenue Bonds
4.00%, due 10/1/37	1,000,000	897,962
5.00%, due 10/1/43	2,000,000	1,979,803
5.00%, due 10/1/48	2,000,000	1,944,666
Buffalo & Erie County Industrial Land Development Corp., D'Youville College Project, Revenue Bonds
Series A
4.00%, due 11/1/40	1,000,000	941,054
4.00%, due 11/1/45	4,000,000	3,604,495
Series A
4.00%, due 11/1/50	1,000,000	873,798
	Principal Amount	Value

Education (continued)
Buffalo & Erie County Industrial Land Development Corp., Tapestry Charter School Project, Revenue Bonds
Series A
5.00%, due 8/1/47	$ 500,000	$ 462,294
Series A
5.00%, due 8/1/52	3,995,000	3,641,055
Build NYC Resource Corp., Brilla College Preparatory Charter Schools, Revenue Bonds
Series A
4.00%, due 11/1/41 (a)	2,000,000	1,677,067
Build NYC Resource Corp., Children's Aid Society Project, Revenue Bonds
5.00%, due 7/1/45	1,120,000	1,123,385
Build NYC Resource Corp., Grand Concourse Academy Charter School Project, Revenue Bonds
Series A
5.00%, due 7/1/42	600,000	611,838
Series A
5.00%, due 7/1/56	550,000	546,397
Build NYC Resource Corp., Inwood Academy Leadership Charter School Project, Revenue Bonds (a)
Series A
5.125%, due 5/1/38	800,000	786,450
Series A
5.50%, due 5/1/48	1,500,000	1,489,923
Build NYC Resource Corp., Kipp NYC Public Charter Schools, Revenue Bonds
5.00%, due 7/1/42	1,000,000	1,030,956
5.25%, due 7/1/52	10,000,000	10,302,155
Build NYC Resource Corp., Manhattan College Project, Revenue Bonds
4.00%, due 8/1/42	1,500,000	1,446,808
5.00%, due 8/1/47	240,000	246,592
Build NYC Resource Corp., Metropolitan College of New York, Revenue Bonds
5.50%, due 11/1/44	2,500,000	2,069,499
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds (a)
Series A
5.00%, due 6/1/32	1,000,000	994,196

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds (a) (continued)
Series A
5.00%, due 6/1/37	$ 1,500,000	$ 1,461,482
Series A
5.00%, due 6/1/47	3,100,000	2,859,403
Series A
5.00%, due 6/1/52	1,500,000	1,363,488
Build NYC Resource Corp., New World Preparatory Charter School Project, Revenue Bonds
Series A
4.00%, due 6/15/51	1,200,000	900,790
Series A
4.00%, due 6/15/56	1,640,000	1,196,226
Build NYC Resource Corp., New York Law School Project, Revenue Bonds
5.00%, due 7/1/30	3,865,000	3,957,239
5.00%, due 7/1/33	1,520,000	1,552,003
Build NYC Resource Corp., Shefa School Project, Revenue Bonds
Series A
5.00%, due 6/15/51 (a)	2,500,000	2,153,143
City of New Rochelle, IONA College Project, Revenue Bonds
Series A
5.00%, due 7/1/45	3,810,000	3,853,490
County of Cattaraugus, St. Bonaventure University Project, Revenue Bonds
Series A
5.00%, due 5/1/44	1,200,000	1,212,682
Dutchess County Local Development Corp., Bard College Project, Revenue Bonds (a)
Series A
5.00%, due 7/1/40	1,100,000	1,120,480
Series A
5.00%, due 7/1/45	1,000,000	1,004,836
Dutchess County Local Development Corp., Culinary Institute of America Project (The), Revenue Bonds
Series A-1
5.00%, due 7/1/31	375,000	389,894
	Principal Amount	Value

Education (continued)
Dutchess County Local Development Corp., Culinary Institute of America Project (The), Revenue Bonds (continued)
Series A-1
5.00%, due 7/1/33	$ 700,000	$ 723,630
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds
Series A
5.00%, due 7/1/39	1,000,000	1,001,551
5.00%, due 7/1/43	2,000,000	2,097,156
5.00%, due 7/1/48	4,000,000	4,168,243
Hempstead Town Local Development Corp., Evergreen Charter School, Inc., Revenue Bonds
Series A
5.25%, due 6/15/52	5,000,000	4,812,202
Hempstead Town Local Development Corp., Molloy College Project, Revenue Bonds
5.00%, due 7/1/38	870,000	894,097
5.00%, due 7/1/43	1,020,000	1,041,335
5.00%, due 7/1/48	1,100,000	1,117,070
Monroe County Industrial Development Corp., Nazareth College of Rochester, Revenue Bonds
Series A
4.00%, due 10/1/47	1,695,000	1,482,576
Monroe County Industrial Development Corp., St. John Fisher College, Revenue Bonds
Series A
5.00%, due 6/1/24	330,000	330,358
Monroe County Industrial Development Corp., University of Rochester Project, Revenue Bonds
Series C
4.00%, due 7/1/43	3,000,000	2,954,708
Series D
4.00%, due 7/1/43	2,470,000	2,432,710
New York State Dormitory Authority, Brooklyn Law School, Revenue Bonds
Series A
5.00%, due 7/1/33	1,650,000	1,758,313

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
New York State Dormitory Authority, Cornell University, Revenue Bonds
Series A
5.00%, due 7/1/50	$ 3,245,000	$ 3,515,731
New York State Dormitory Authority, Fordham University, Revenue Bonds
4.00%, due 7/1/46	9,830,000	9,473,879
4.00%, due 7/1/50	3,500,000	3,324,734
Series A
5.00%, due 7/1/41	1,075,000	1,114,429
New York State Dormitory Authority, Friends of The Bay Shore-Brightwaters Public Library, Inc., Revenue Bonds
Insured: AMBAC
4.625%, due 7/1/36	200,000	200,067
New York State Dormitory Authority, Iona College, Revenue Bonds
Series A
5.00%, due 7/1/51	1,850,000	1,898,118
New York State Dormitory Authority, New School (The), Revenue Bonds
Series A
5.00%, due 7/1/35	15,000	15,679
Series A
5.00%, due 7/1/35	195,000	200,578
New York State Dormitory Authority, New York University, Revenue Bonds
Series A
4.00%, due 7/1/46	4,000,000	3,953,964
Series A
5.00%, due 7/1/38	4,580,000	4,986,781
New York State Dormitory Authority, Pace University, Revenue Bonds
Series A
4.00%, due 5/1/33	400,000	394,942
Series A
4.25%, due 5/1/42	450,000	411,929
New York State Dormitory Authority, Rockefeller University, Revenue Bonds
Series B
5.00%, due 7/1/50	5,000,000	5,368,053
	Principal Amount	Value

Education (continued)
New York State Dormitory Authority, St. John's University, Revenue Bonds
5.00%, due 7/1/38	$ 5,740,000	$ 6,484,775
New York State Dormitory Authority, St. Joseph's College, Revenue Bonds
4.00%, due 7/1/40	200,000	183,623
5.00%, due 7/1/51	1,475,000	1,486,994
New York State Dormitory Authority, Touro College and University System Obligated Group, Revenue Bonds
5.00%, due 1/1/42	5,000,000	5,530,619
Oneida County Local Development Corp., Utica College Project, Revenue Bonds
5.00%, due 7/1/49	3,250,000	3,137,274
Onondaga County Trust for Cultural Resources, Syracuse University Project, Revenue Bonds
4.00%, due 12/1/47	2,100,000	2,034,370
4.00%, due 12/1/49	3,080,000	2,976,571
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds
Series A
5.00%, due 7/1/42	1,010,000	985,404
Riverhead Industrial Development Agency, Riverhead Charter School, Revenue Bonds
Series A
7.00%, due 8/1/43	925,000	931,448
Series 2013A
7.00%, due 8/1/48	730,000	734,947
Schenectady County Capital Resource Corp., Union College Project, Revenue Bonds
5.25%, due 7/1/52	1,000,000	1,088,895
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds
5.00%, due 9/1/47	2,975,000	3,010,532
St. Lawrence County Industrial Development Agency, St. Lawrence University, Revenue Bonds
Series A
4.00%, due 7/1/43	3,000,000	2,899,090
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
Syracuse Industrial Development Agency, Syracuse City School District Project, Revenue Bonds
Series A, Insured: State Aid Withholding
3.25%, due 5/1/34	$ 1,000,000	$ 1,002,867
Troy Capital Resource Corp., Rensselaer Polytechnic Institute, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,047,952
Series A
5.00%, due 9/1/39	2,000,000	2,154,802
Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Revenue Bonds
Series A
4.00%, due 10/15/29	200,000	187,713
Series A
5.00%, due 10/15/39	1,680,000	1,572,500
Series A
5.00%, due 10/15/49	640,000	577,543
5.00%, due 10/15/50	1,350,000	1,214,440
Yonkers Industrial Development Agency, New Community School Project, Revenue Bonds
Insured: State Aid Withholding
4.00%, due 5/1/51	3,500,000	3,311,960
		168,756,621
General Obligation 8.9%
City of Buffalo, Limited General Obligation
Series A
5.00%, due 4/1/27	500,000	531,202
Series A
5.00%, due 4/1/28	400,000	424,385
City of Glens Falls, Public Improvement, Limited General Obligation
Insured: AGM
4.00%, due 1/15/31	500,000	516,747
Insured: AGM
4.00%, due 1/15/32	315,000	324,740
Insured: AGM
4.00%, due 1/15/33	250,000	256,970
	Principal Amount	Value

General Obligation (continued)
City of New York, Unlimited General Obligation
Series A-1
4.00%, due 8/1/50	$ 2,000,000	$ 1,945,740
Series A-1
5.00%, due 8/1/43	4,400,000	4,744,275
Series B-1
5.25%, due 10/1/41	2,500,000	2,872,483
Series D-1
5.25%, due 5/1/42	9,000,000	10,235,173
Series A-1
5.25%, due 9/1/43	5,500,000	6,260,419
Series B-1
5.25%, due 10/1/43	3,000,000	3,417,963
Series B-1
5.25%, due 10/1/47	4,515,000	5,072,961
City of Newburgh, Limited General Obligation
Series A, Insured: AGM
3.50%, due 7/15/36	725,000	669,542
City of Ogdensburg, Public Improvement, Limited General Obligation
5.50%, due 4/15/24	45,000	45,021
5.50%, due 4/15/26	50,000	50,059
5.50%, due 4/15/28	55,000	54,647
City of Plattsburgh, Public Improvement, Limited General Obligation
Series B, Insured: AGM
5.00%, due 9/15/24	510,000	521,028
Series B, Insured: AGM
5.00%, due 9/15/25	470,000	491,703
Series B, Insured: AGM
5.00%, due 9/15/26	395,000	423,199
City of Poughkeepsie, Public Improvement, Limited General Obligation
5.00%, due 6/1/31	600,000	628,794
City of Rome, Limited General Obligation
3.00%, due 6/14/23	1,020,865	1,019,954
City of Yonkers, Limited General Obligation
Series A, Insured: BAM
4.00%, due 9/1/31	1,500,000	1,574,702
Series A, Insured: BAM
4.00%, due 5/1/35	1,550,000	1,612,444

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
City of Yonkers, Limited General Obligation (continued)
Series A, Insured: BAM
4.00%, due 5/1/36	$ 1,700,000	$ 1,749,600
Series A, Insured: BAM
4.00%, due 5/1/37	2,000,000	2,039,293
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
(zero coupon), due 7/1/33	1,351,801	790,669
Series A-1
4.00%, due 7/1/33	2,000,000	1,834,534
Series A-1
4.00%, due 7/1/35	5,029,180	4,510,900
Series A-1
5.625%, due 7/1/27	1,170,000	1,220,747
County of Clinton, Limited General Obligation
Insured: AGM
4.00%, due 6/1/38 (b)	1,500,000	1,488,351
County of Nassau, Limited General Obligation
Series A, Insured: AGM-CR
5.00%, due 1/1/26	1,000,000	1,062,340
Series B, Insured: AGM
5.00%, due 4/1/44	4,870,000	5,318,460
Series B, Insured: AGM
5.00%, due 4/1/49	5,000,000	5,413,890
County of Onondaga, Limited General Obligation
3.00%, due 6/1/39	2,150,000	1,912,642
3.25%, due 4/15/34	1,250,000	1,252,708
County of Rockland, Limited General Obligation
Insured: BAM
5.00%, due 6/1/24	500,000	510,297
Insured: BAM
5.00%, due 6/1/25	560,000	585,655
Insured: BAM
5.00%, due 6/1/26	550,000	589,283
County of Rockland, Various Purpose, Limited General Obligation
Insured: AGM
4.00%, due 5/1/44	915,000	910,697
Insured: AGM
4.00%, due 5/1/45	950,000	935,683
	Principal Amount	Value

General Obligation (continued)
County of Rockland, Various Purpose, Limited General Obligation (continued)
Insured: AGM
4.00%, due 5/1/46	$ 985,000	$ 961,378
Insured: AGM
4.00%, due 5/1/48	1,065,000	1,032,220
County of Suffolk, Public Improvement, Limited General Obligation
Series B, Insured: AGM
3.00%, due 10/15/32	5,480,000	5,475,287
Series A, Insured: AGM
3.25%, due 6/1/36	715,000	687,961
Series A, Insured: AGM
3.25%, due 6/1/37	725,000	685,144
Series A, Insured: BAM
4.00%, due 4/1/33	2,190,000	2,265,068
Harrison Central School District, Unlimited General Obligation
Insured: State Aid Withholding
3.50%, due 3/15/44	1,015,000	975,763
Insured: State Aid Withholding
3.50%, due 3/15/45	1,055,000	1,008,550
Insured: State Aid Withholding
3.55%, due 3/15/47	1,130,000	1,081,757
Lackawanna City School District, Unlimited General Obligation
Insured: BAM State Aid Withholding
4.00%, due 6/15/32	745,000	761,937
Poughkeepsie School District, New York School District Refunding, Unlimited General Obligation
Insured: AGM State Aid Withholding
3.00%, due 5/1/33	400,000	401,805
Springville-Griffith Institiute Central School District, Unlimited General Obligation
Insured: State Aid Withholding
4.00%, due 8/18/23	1,194,391	1,196,222
Town of Oyster Bay, Public Improvement, Limited General Obligation
4.00%, due 2/15/26	3,440,000	3,535,462
Series A, Insured: BAM
5.00%, due 1/15/28	500,000	505,724
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Village of Johnson City, Limited General Obligation
Series C
5.25%, due 9/29/23	$ 3,000,000	$ 3,001,448
Village of Valley Stream, Various Purpose, Limited General Obligation
Insured: BAM
4.00%, due 4/1/33	490,000	502,002
Insured: BAM
4.00%, due 4/1/34	510,000	522,262
Insured: BAM
4.00%, due 4/1/35	530,000	540,645
Insured: BAM
4.00%, due 4/1/36	550,000	556,974
Insured: BAM
4.00%, due 4/1/37	570,000	574,418
		102,091,927
Hospital 7.3%
Brookhaven Local Development Corp., Long Island Community Hospital Health Care Services Foundation, Revenue Bonds
Series A, Insured: AGM-CR
3.375%, due 10/1/40	7,990,000	7,257,248
Brookhaven Local Development Corp., Long Island Community Hospital Project, Revenue Bonds
Series A
4.00%, due 10/1/45	3,500,000	3,355,666
Series A
5.00%, due 10/1/33	1,000,000	1,103,507
Series A
5.00%, due 10/1/35	1,000,000	1,089,070
Series A
5.00%, due 10/1/50	6,250,000	6,511,106
Broome County Local Development Corp., United Health Services Hospitals Obligated Group, Revenue Bonds
Insured: AGM
3.00%, due 4/1/50	6,835,000	5,136,693
Build NYC Resource Corp., Children's Aid Society Project (The), Revenue Bonds
4.00%, due 7/1/49	1,300,000	1,221,949
	Principal Amount	Value

Hospital (continued)
Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds
Series B
4.00%, due 7/1/41	$ 7,350,000	$ 6,626,865
Genesee County Funding Corp. (The), Rochester Regional Health Obligated Group, Revenue Bonds
Series A
5.00%, due 12/1/24	200,000	203,748
Series A
5.00%, due 12/1/25	215,000	222,267
Series A
5.00%, due 12/1/26	340,000	355,979
Series A
5.00%, due 12/1/27	400,000	423,628
Series A
5.00%, due 12/1/28	600,000	641,456
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds
Series A
4.00%, due 11/1/31	2,705,000	2,617,515
Monroe County Industrial Development Corp., Highland Hospital, Revenue Bonds
4.00%, due 7/1/40	3,100,000	3,054,428
Monroe County Industrial Development Corp., Rochester General Hospital (The), Revenue Bonds
4.00%, due 12/1/37	1,000,000	940,788
Series A
5.00%, due 12/1/32	540,000	540,614
Series A
5.00%, due 12/1/42	1,000,000	1,000,324
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island Obligated Group, Revenue Bonds
5.00%, due 7/1/34	250,000	254,577
New York State Dormitory Authority, Garnet Health Medical Center Obligated Group, Revenue Bonds (a)
5.00%, due 12/1/32	800,000	808,253
5.00%, due 12/1/34	3,500,000	3,485,468

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hospital (continued)
New York State Dormitory Authority, Maimonides Medical Center, Revenue Bonds
Insured: FHA 241
3.00%, due 2/1/50	$ 7,625,000	$ 5,703,737
New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center, Revenue Bonds
Series 1
4.00%, due 7/1/37	470,000	478,119
New York State Dormitory Authority, Northwell Health Obligated Group, Revenue Bonds
Series B-3
5.00%, due 5/1/48 (c)	5,000,000	5,187,870
New York State Dormitory Authority, NYU Langone Hospitals Obligated Group, Revenue Bonds
Series A
3.00%, due 7/1/48	2,375,000	1,774,980
Series A
4.00%, due 7/1/40	1,000,000	1,000,547
Series A
4.00%, due 7/1/50	3,005,000	2,849,912
Series A
4.00%, due 7/1/53	8,450,000	7,821,071
New York State Dormitory Authority, Orange Regional Medical Center Obligated Group, Revenue Bonds
5.00%, due 12/1/35 (a)	100,000	99,221
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 12/1/44	4,150,000	3,121,147
Series A, Insured: AGM
4.00%, due 12/1/34	1,585,000	1,612,759
Series A, Insured: AGM
4.00%, due 12/1/49	7,940,000	7,222,936
Suffolk County Economic Development Corp., Catholic Health Services of Long Island Obligated Group, Revenue Bonds
Series C
5.00%, due 7/1/33	250,000	254,761
		83,978,209
	Principal Amount	Value

Housing 1.0%
Albany Capital Resource Corp., Empire Commons Student Housing, Inc., Revenue Bonds
Series A
5.00%, due 5/1/29	$ 600,000	$ 623,837
Series A
5.00%, due 5/1/30	350,000	363,300
Amherst Development Corp., UBF Faculty-Student Housing Corp., Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/45	2,000,000	2,118,465
New York City Housing Development Corp., College of Staten Island Residences, Revenue Bonds
Series A, Insured: AGM
3.25%, due 7/1/27	2,670,000	2,671,232
New York State Dormitory Authority, University Facilities, Revenue Bonds
Series A
5.00%, due 7/1/43	1,500,000	1,598,106
Onondaga Civic Development Corp., Onondaga Community College Housing Development Corp., Revenue Bonds
Series A
5.00%, due 10/1/24	400,000	401,552
Series A
5.00%, due 10/1/25	250,000	250,383
Westchester County Local Development Corp., Purchase Housing Corp. II Project, Revenue Bonds
5.00%, due 6/1/29	185,000	191,754
5.00%, due 6/1/30	330,000	341,045
5.00%, due 6/1/31	320,000	329,619
5.00%, due 6/1/37	1,000,000	1,016,549
5.00%, due 6/1/42	1,000,000	1,009,874
		10,915,716
Other Revenue 34.2%
Brookhaven Local Development Corp., Jefferson's Ferry Project, Revenue Bonds
Series A
4.00%, due 11/1/55	3,565,000	2,755,032
5.25%, due 11/1/36	1,130,000	1,144,741
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Broome County Local Development Corp., Good Shepherd Village at Endwell, Revenue Bonds
4.00%, due 7/1/31	$ 1,565,000	$ 1,442,249
4.00%, due 7/1/36	2,100,000	1,809,312
4.00%, due 1/1/47	1,160,000	855,245
Build NYC Resource Corp., Bronx Charter School for Excellence Project, Revenue Bonds
Series A
5.50%, due 4/1/43	1,160,000	1,160,457
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds
5.00%, due 1/1/35 (a)(b)	4,305,000	4,356,784
Build NYC Resource Corp., Royal Charter Properties, Inc., Revenue Bonds
Insured: AGM
4.75%, due 12/15/32	2,000,000	1,999,910
Chautauqua Tobacco Asset Securitization Corp., Revenue Bonds
5.00%, due 6/1/34	750,000	731,906
Children's Trust Fund, Asset-Backed, Revenue Bonds
Series A
(zero coupon), due 5/15/50	2,500,000	443,527
5.625%, due 5/15/43	2,300,000	2,312,277
City of New York, Alvin Ailey Dance Foundation, Inc., Revenue Bonds
Series A
4.00%, due 7/1/46	1,515,000	1,430,080
City of New York, Lincoln Center for the Performing Arts, Inc., Revenue Bonds
Series A
4.00%, due 12/1/33	2,250,000	2,361,341
Series A
4.00%, due 12/1/34	1,600,000	1,668,973
City of New York, Museum of Modern Art (The), Revenue Bonds
Series 2016-ONE-E
4.00%, due 4/1/30	1,200,000	1,255,176
	Principal Amount	Value

Other Revenue (continued)
Development Authority of the North Country, Solid Waste Management System, Revenue Bonds
Insured: AGM
3.25%, due 9/1/39	$ 550,000	$ 481,401
Insured: AGM
3.25%, due 9/1/40	570,000	490,813
Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds
Series A
5.00%, due 7/1/34	500,000	510,984
Dutchess County Resource Recovery Agency, Solid Waste System, Revenue Bonds (b)
5.00%, due 1/1/25	1,000,000	1,018,791
5.00%, due 1/1/26	1,000,000	1,033,085
Erie Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 6/1/47	18,000,000	3,530,673
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.25%, due 7/1/33	1,230,000	1,233,702
5.50%, due 7/1/43	1,725,000	1,730,887
Hudson Yards Infrastructure Corp., Revenue Bonds
Series A
5.00%, due 2/15/42	4,000,000	4,226,576
Hudson Yards Infrastructure Corp., Second Indenture, Revenue Bonds
Series A
4.00%, due 2/15/40	3,250,000	3,249,855
Series A, Insured: AGM
4.00%, due 2/15/47	4,000,000	3,913,125
Series A
5.00%, due 2/15/31	8,380,000	9,032,870
Series A, Insured: BAM
5.00%, due 2/15/42	7,500,000	7,938,508
Huntington Local Development Corp., Fountaingate Gardens Project, Revenue Bonds
Series A
5.00%, due 7/1/36	900,000	775,259
Series A
5.25%, due 7/1/56	2,500,000	1,907,608

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Long Island Power Authority, Electric System, Revenue Bonds
Series A
4.00%, due 9/1/37	$ 3,890,000	$ 3,963,595
Series A
4.00%, due 9/1/38	2,000,000	2,015,513
Series B
5.00%, due 9/1/35	2,500,000	2,655,564
5.00%, due 9/1/37	2,000,000	2,189,882
5.00%, due 9/1/38	1,500,000	1,634,873
5.00%, due 9/1/39	1,000,000	1,082,920
Series A
5.00%, due 9/1/44	6,225,000	6,291,607
Series B
5.00%, due 9/1/45	1,000,000	1,021,941
5.00%, due 9/1/47	2,000,000	2,129,075
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/30	3,140,000	3,196,301
Series A
5.00%, due 10/1/32	3,140,000	3,186,940
Series A
5.00%, due 10/1/39	10,915,000	10,746,457
Metropolitan Transportation Authority, Dedicated Tax Fund, Revenue Bonds
Series B-2
4.00%, due 11/15/34	4,000,000	4,111,772
Series A
5.00%, due 11/15/49	4,000,000	4,371,281
Monroe County Industrial Development Corp., St. Ann's Community Project, Revenue Bonds
5.00%, due 1/1/50	4,900,000	3,561,466
Nassau County Tobacco Settlement Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series A-3
5.00%, due 6/1/35	750,000	687,747
New York City Housing Development Corp., Capital Fund Grant Program, Revenue Bonds
Series A
5.00%, due 7/1/23	1,300,000	1,303,389
	Principal Amount	Value

Other Revenue (continued)
New York City Housing Development Corp., Multi-Family Housing, Sustainable Neighborhood, Revenue Bonds
Series G
3.85%, due 11/1/45	$ 595,000	$ 534,561
Series I-1-A
4.05%, due 11/1/41	1,000,000	991,271
Series F-1, Insured: FHA 542(C)
4.30%, due 11/1/37	1,500,000	1,532,056
New York City Housing Development Corp., Multi-Family Housing, Sustainable Neighborhood, Green Bond, Revenue Bonds
Series G-1
3.70%, due 11/1/47	1,000,000	870,674
New York City Industrial Development Agency, Queens Baseball Stadium Project, Revenue Bonds
Insured: AGM
3.00%, due 1/1/39	6,955,000	5,993,769
Insured: AGM
3.00%, due 1/1/40	8,315,000	7,037,100
Series A, Insured: AGM
3.00%, due 1/1/46	19,195,000	15,005,380
New York City Industrial Development Agency, TRIPS Obligated Group, Revenue Bonds
Series A
5.00%, due 7/1/28	1,500,000	1,500,675
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds
Series A, Insured: AGC
(zero coupon), due 3/1/40	380,000	179,093
Series A, Insured: AGC
(zero coupon), due 3/1/44	1,065,000	403,911
Series A, Insured: AGC
(zero coupon), due 3/1/45	200,000	71,803
Series A, Insured: AGC
(zero coupon), due 3/1/46	4,080,000	1,388,623
Series A, Insured: AGC
(zero coupon), due 3/1/47	1,115,000	359,708
Series A, Insured: AGM-CR
3.00%, due 3/1/49	10,980,000	8,162,620
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Series S-1, Insured: State Aid Withholding
4.00%, due 7/15/36	$ 1,500,000	$ 1,534,172
Series S-1B, Insured: State Aid Withholding
4.00%, due 7/15/40	6,000,000	6,006,271
Series S-3, Insured: State Aid Withholding
4.00%, due 7/15/46	2,905,000	2,828,947
Series S-2, Insured: State Aid Withholding
5.00%, due 7/15/36	9,500,000	10,302,243
Series S-3, Insured: State Aid Withholding
5.00%, due 7/15/43	2,500,000	2,667,064
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series C-2
1.58%, due 5/1/24	345,000	333,918
Series C-2
1.58%, due 5/1/24	3,210,000	3,103,175
Series C
4.00%, due 5/1/44	4,000,000	3,939,074
Series E-1
4.00%, due 2/1/46	5,440,000	5,338,454
Series F-1
5.00%, due 2/1/47	5,000,000	5,472,245
Series D-1
5.25%, due 11/1/48	9,665,000	10,882,659
Series D-1
5.50%, due 11/1/45	7,750,000	8,947,213
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds, Senior Lien
Series A
(zero coupon), due 11/15/47	6,500,000	2,027,880
New York Convention Center Development Corp., Hotel Unit Fee Secured, Revenue Bonds
5.00%, due 11/15/40	1,620,000	1,662,612
	Principal Amount	Value

Other Revenue (continued)
New York Convention Center Development Corp., Hotel Unit Fee Secured, Revenue Bonds, Sub. Lien
Series B, Insured: BAM
(zero coupon), due 11/15/41	$ 2,320,000	$ 1,008,041
New York Convention Center Development Corp., New York City Hotel Unit Fee, Revenue Bonds, Sub. Lien
Series B, Insured: BAM
(zero coupon), due 11/15/43	4,800,000	1,871,401
New York Counties Tobacco Trust IV, Settlement Pass Through, Revenue Bonds
Series A
5.00%, due 6/1/42	1,000,000	923,534
Series A
5.00%, due 6/1/45	245,000	223,026
Series A
6.25%, due 6/1/41 (a)	4,800,000	4,800,217
New York Counties Tobacco Trust V, Pass Through, Capital Appreciation, Revenue Bonds
Series S-1
(zero coupon), due 6/1/38	1,600,000	650,478
New York Counties Tobacco Trust VI, Tobacco Settlement Pass Through, Revenue Bonds
Series B
5.00%, due 6/1/30	135,000	140,222
New York Liberty Development Corp., 1 World Trade Center, Revenue Bonds
Insured: BAM
2.75%, due 2/15/44	8,000,000	6,001,354
Insured: AGM-CR
4.00%, due 2/15/43	6,665,000	6,619,885
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue Bonds
Class 1
5.00%, due 11/15/44 (a)	5,660,000	5,499,966
New York Liberty Development Corp., 7 World Trade Center Project, Revenue Bonds
Series A
3.00%, due 9/15/43	1,250,000	1,025,505

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
New York Liberty Development Corp., 7 World Trade Center Project, Revenue Bonds (continued)
3.50%, due 9/15/52	$ 1,225,000	$ 946,423
New York Liberty Development Corp., Goldman Sachs Headquarters LLC, Revenue Bonds
5.50%, due 10/1/37	700,000	807,357
New York State Dormitory Authority, Personal Income Tax, Revenue Bonds
5.00%, due 2/15/41	2,050,000	2,141,573
New York State Dormitory Authority, Sales Tax, Revenue Bonds
Series A
5.00%, due 3/15/44	610,000	650,925
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series A
4.00%, due 3/15/39	8,000,000	8,106,960
Series E
4.00%, due 3/15/45	2,000,000	1,974,649
Series A
4.00%, due 3/15/47	5,500,000	5,404,933
Series C
5.00%, due 3/15/31	3,620,000	3,679,228
New York State Energy Research & Development Authority, New York State Electric & Gas Corp., Revenue Bonds
Series D
3.50%, due 10/1/29	2,500,000	2,459,710
New York State Housing Finance Agency, Revenue Bonds
Series C, Insured: FHA 542(C)
4.15%, due 5/1/47	12,470,000	11,773,774
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds
Series E
4.00%, due 3/15/43	2,885,000	2,849,921
New York State Urban Development Corp., Sales Tax, Revenue Bonds
Series A
4.00%, due 3/15/38	4,000,000	4,070,161
	Principal Amount	Value

Other Revenue (continued)
New York State Urban Development Corp., Sales Tax, Revenue Bonds (continued)
Series A
4.00%, due 3/15/42	$ 5,500,000	$ 5,491,334
New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project, Revenue Bonds
5.25%, due 8/1/31 (b)	1,420,000	1,467,657
New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Revenue Bonds (b)
4.375%, due 10/1/45	6,200,000	5,914,127
5.00%, due 10/1/35	3,000,000	3,167,267
New York Transportation Development Corp., New York State Thruway Service Areas Project, Revenue Bonds (b)
4.00%, due 10/31/41	505,000	462,932
4.00%, due 10/31/46	2,595,000	2,285,395
4.00%, due 4/30/53	2,000,000	1,696,305
Niagara Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
5.25%, due 5/15/40	500,000	502,076
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series C, Insured: AGC
5.25%, due 8/1/23	100,000	100,472
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-2
4.784%, due 7/1/58	15,807,000	14,715,669
Series A-1
5.00%, due 7/1/58	1,189,000	1,148,102
Rockland Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 8/15/50 (a)	13,000,000	2,196,086
Schenectady Metroplex Development Authority, General Resolution Bonds, Revenue Bonds
Series A, Insured: AGM
5.50%, due 8/1/33	1,000,000	1,005,357
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds
5.00%, due 12/1/45	$ 1,625,000	$ 1,536,645
State of New York Mortgage Agency, Homeowner Mortgage, Revenue Bonds
Series 213
4.25%, due 10/1/47	525,000	526,905
Suffolk County Economic Development Corp., Peconic Landing at Southold, Inc., Revenue Bonds
Series A
5.00%, due 12/1/29	175,000	178,233
Series A
5.00%, due 12/1/34	165,000	165,176
Series A
5.00%, due 12/1/40	175,000	170,991
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement, Asset Backed, Revenue Bonds
Series A-1
0.67%, due 6/1/23	1,585,000	1,579,309
Series A-1
1.015%, due 6/1/24	1,000,000	958,344
Series B-1
4.00%, due 6/1/50	4,250,000	4,173,933
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series D
4.00%, due 11/15/39	880,000	789,062
Series D
5.00%, due 11/15/27	2,825,000	2,892,269
Series D
5.00%, due 11/15/28	200,000	204,855
Territory of Guam, Section 30, Revenue Bonds
Series A
5.00%, due 12/1/36	1,020,000	1,039,370
Tompkins County Development Corp., Kendal at Ithaca Project, Revenue Bonds
Series 2014A
5.00%, due 7/1/44	690,000	662,108
	Principal Amount	Value

Other Revenue (continued)
Triborough Bridge & Tunnel Authority, Payroll Mobility Tax, Revenue Bonds, Senior Lien
Series C
5.25%, due 5/15/52	$ 5,000,000	$ 5,575,554
Triborough Bridge & Tunnel Authority, Sales Tax, Revenue Bonds
Series A
5.00%, due 5/15/48	4,000,000	4,405,420
TSASC, Inc., Tobacco Settlement Bonds, Revenue Bonds
Series A
5.00%, due 6/1/41	2,000,000	2,040,561
Series B
5.00%, due 6/1/48	9,890,000	9,170,357
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A
5.00%, due 10/1/29 (a)	1,000,000	925,570
Series A
5.00%, due 10/1/32	1,000,000	895,755
Series A, Insured: AGM-CR
5.00%, due 10/1/32	1,200,000	1,200,954
Westchester County Local Development Corp., Kendal on Hudson Project, Revenue Bonds
Series B
5.00%, due 1/1/51	2,500,000	2,363,892
Westchester County Local Development Corp., Miriam Osborn Memorial Home Association Project, Revenue Bonds
5.00%, due 7/1/27	270,000	284,739
5.00%, due 7/1/28	270,000	285,016
5.00%, due 7/1/29	100,000	105,634
5.00%, due 7/1/34	200,000	211,022
Westchester County Local Development Corp., Pace University, Revenue Bonds
Series A
5.50%, due 5/1/42	3,265,000	3,288,518
Westchester Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds, Senior Lien
Series B
5.00%, due 6/1/41	250,000	256,261

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Yonkers Industrial Development Agency, New Community School Project, Revenue Bonds
Insured: State Aid Withholding
5.25%, due 5/1/51	$ 1,280,000	$ 1,415,889
		391,113,005
Transportation 14.0%
Albany County Airport Authority, Revenue Bonds
4.00%, due 12/15/44	835,000	812,672
Series A
5.00%, due 12/15/43	1,750,000	1,846,255
Series A
5.00%, due 12/15/48	2,585,000	2,703,630
Antonio B Won Pat International Airport Authority, Revenue Bonds
Series C, Insured: AGM
6.00%, due 10/1/34	720,000	726,924
Series C, Insured: AGM
6.00%, due 10/1/34	280,000	282,693
Buffalo & Fort Erie Public Bridge Authority, Revenue Bonds
5.00%, due 1/1/47	2,095,000	2,179,097
Metropolitan Transportation Authority, Revenue Bonds
Series D
4.00%, due 11/15/42	1,230,000	1,173,446
Series D
5.00%, due 11/15/29	550,000	590,182
Series B
5.00%, due 11/15/40	2,500,000	2,524,306
Series A-2, Insured: AGM
5.00%, due 11/15/44	6,465,000	6,743,994
Series B, Insured: BAM
5.00%, due 11/15/52	2,535,000	2,627,230
Metropolitan Transportation Authority, Climate Certified Green Bond, Revenue Bonds
Series C, Insured: AGM
4.00%, due 11/15/47	6,720,000	6,475,399
Metropolitan Transportation Authority, Dedicated Tax Fund, Revenue Bonds
Series A
5.25%, due 11/15/28	475,000	511,133
	Principal Amount	Value

Transportation (continued)
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series A-1, Insured: AGM
4.00%, due 11/15/42	$ 2,180,000	$ 2,136,610
Series A-1
4.00%, due 11/15/46	2,000,000	1,881,485
Series C, Insured: AGM
4.00%, due 11/15/46	1,600,000	1,545,462
Series D-2
4.00%, due 11/15/48	300,000	279,213
Series A-1
4.00%, due 11/15/49	2,000,000	1,853,372
Series A-1
4.00%, due 11/15/51	1,460,000	1,342,635
Series A-2
5.00%, due 11/15/27	590,000	618,292
New York State Thruway Authority, Revenue Bonds
Series L
4.00%, due 1/1/36	4,000,000	4,076,697
Series O
4.00%, due 1/1/39	6,000,000	6,000,671
Series B, Insured: AGM
4.00%, due 1/1/45	4,450,000	4,341,958
Series N
4.00%, due 1/1/47	5,500,000	5,251,798
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds, Junior Lien
Series B, Insured: BAM
4.00%, due 1/1/45	9,050,000	8,830,275
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds
Series A
5.00%, due 7/1/41 (b)	3,000,000	3,006,252
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Revenue Bonds
4.00%, due 12/1/38 (b)	1,275,000	1,218,810
4.00%, due 12/1/40	2,625,000	2,566,527
Series A
4.00%, due 12/1/42 (b)	1,350,000	1,236,063
Series C
4.00%, due 12/1/42	4,465,000	4,287,812
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Revenue Bonds (continued)
5.00%, due 12/1/29 (b)	$ 1,250,000	$ 1,355,155
Series A
5.00%, due 12/1/36 (b)	1,600,000	1,691,934
5.00%, due 12/1/37 (b)	3,500,000	3,709,316
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (b)
Series A
5.00%, due 4/1/24	490,000	495,518
Series A
5.00%, due 4/1/27	610,000	615,914
Series A
5.00%, due 4/1/29	325,000	328,254
Series A
5.00%, due 4/1/29	600,000	650,332
Series A
5.00%, due 4/1/30	375,000	404,727
Series A
5.00%, due 4/1/31	1,350,000	1,456,896
Series A
5.00%, due 4/1/32	400,000	431,425
Series A
5.00%, due 4/1/34	450,000	483,668
Series A
5.00%, due 4/1/35	400,000	427,464
Series A
5.00%, due 4/1/36	600,000	636,352
Series A
5.00%, due 4/1/38	375,000	393,489
Ogdensburg Bridge and Port Authority, Revenue Bonds
5.75%, due 7/1/47 (a)	2,090,000	1,934,914
Port Authority of Guam, Revenue Bonds
Series B
5.00%, due 7/1/36 (b)	625,000	661,113
Series B
5.00%, due 7/1/37 (b)	200,000	210,157
Series A
5.00%, due 7/1/48	1,235,000	1,266,699
	Principal Amount	Value

Transportation (continued)
Port Authority of New York & New Jersey, Revenue Bonds (b)
Series 223
4.00%, due 7/15/46	$ 3,000,000	$ 2,840,275
Series 178
5.00%, due 12/1/31	16,745,000	16,851,235
Series 231
5.50%, due 8/1/47	4,000,000	4,461,646
Port Authority of New York & New Jersey, Revenue Bonds, Third Series
Series 193
5.00%, due 10/15/34 (b)	5,775,000	5,946,136
Port Authority of New York & New Jersey, Consolidated 178th, Revenue Bonds
Series 178
5.00%, due 12/1/38 (b)	1,500,000	1,504,377
Port Authority of New York & New Jersey, Consolidated 1st, Revenue Bonds
Series 207
5.00%, due 9/15/48 (b)	2,500,000	2,569,716
Port Authority of New York & New Jersey, Consolidated 218th, Revenue Bonds
Series 218
4.00%, due 11/1/47 (b)	3,000,000	2,827,994
Syracuse Regional Airport Authority, Revenue Bonds (b)
5.00%, due 7/1/26	1,000,000	1,039,578
5.00%, due 7/1/32	1,000,000	1,095,962
5.00%, due 7/1/33	750,000	817,868
Triborough Bridge & Tunnel Authority, Revenue Bonds
Series B
5.00%, due 11/15/45	2,000,000	2,068,672
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series A
4.00%, due 11/15/54	5,000,000	4,825,663
Series C-2
5.00%, due 11/15/42	1,000,000	1,071,426
Series A
5.00%, due 11/15/54	4,000,000	4,260,544

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds (continued)
Series A
5.50%, due 11/15/57	$ 10,000,000	$ 11,357,319
		160,362,631
Utilities 3.3%
Guam Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/33	1,055,000	1,114,403
Series A
5.00%, due 10/1/38	350,000	360,972
Series A
5.00%, due 10/1/40	3,600,000	3,698,750
New York Power Authority, Revenue Bonds
Series A
4.00%, due 11/15/45	4,000,000	3,936,867
Series A
4.00%, due 11/15/50	3,500,000	3,400,557
New York Power Authority, Green Transmission Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 11/15/47	7,710,000	7,435,639
Puerto Rico Electric Power Authority, Revenue Bonds
Series TT, Insured: NATL-RE
5.00%, due 7/1/23	265,000	265,000
Series TT, Insured: NATL-RE
5.00%, due 7/1/26	215,000	215,189
Series XX
5.25%, due 7/1/40 (d)(e)	5,630,000	3,969,150
Utility Debt Securitization Authority, Revenue Bonds
5.00%, due 12/15/37	7,250,000	7,571,610
5.00%, due 12/15/38	5,500,000	5,985,060
		37,953,197
Water & Sewer 6.2%
Albany Municipal Water Finance Authority, Revenue Bonds
Series A
4.00%, due 12/1/50	5,670,000	5,508,683
	Principal Amount	Value

Water & Sewer (continued)
Great Neck North Water Authority, Revenue Bonds
Series A
4.00%, due 1/1/32	$ 250,000	$ 255,615
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
Series A
5.00%, due 7/1/35	4,000,000	4,043,861
5.00%, due 1/1/46	3,365,000	3,412,218
Series A
5.00%, due 1/1/50	9,975,000	10,109,488
Monroe County Water Authority, Water System, Revenue Bonds
3.50%, due 3/1/45	2,000,000	1,856,501
5.00%, due 8/1/37	750,000	751,127
New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Revenue Bonds
Series EE
4.00%, due 6/15/45	2,000,000	1,980,225
Series DD
5.00%, due 6/15/34	1,000,000	1,002,064
Series AA
5.00%, due 6/15/38	3,500,000	3,767,366
5.00%, due 6/15/39	3,500,000	3,605,999
5.00%, due 6/15/40	2,250,000	2,461,708
Series GG-1
5.00%, due 6/15/48	1,000,000	1,080,866
New York State Environmental Facilities Corp., State Revolving Fund, Revenue Bonds
Series A
5.00%, due 2/15/49	10,000,000	10,772,228
Series B
5.25%, due 9/15/52	4,850,000	5,490,944
Niagara Falls Public Water Authority, Water & Sewer System, Revenue Bonds
Series A
5.00%, due 7/15/34	770,000	819,159
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds (a)
Series B
5.00%, due 7/1/29	870,000	883,772
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Water & Sewer (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds (a) (continued)
Series B
5.00%, due 7/1/37	$ 545,000	$ 539,512
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (a)
Series 2020A
5.00%, due 7/1/35	5,455,000	5,454,629
Series A
5.00%, due 7/1/47	2,500,000	2,414,805
Saratoga County Water Authority, Revenue Bonds
4.00%, due 9/1/48	4,600,000	4,608,757
		70,819,527
Total Long-Term Municipal Bonds (Cost $1,045,949,203)		1,027,510,778
Short-Term Municipal Notes 7.3%
Other Revenue 1.6%
New York City Housing Development Corp., Multi-Family Housing, Sustainable Neighborhood, Revenue Bonds
Series F-2A, Insured: FHA 542(C)
3.40%, due 11/1/62 (f)	4,000,000	3,994,310
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds (f)
Series A4
3.75%, due 11/1/29	5,000,000	5,000,000
Series C-4
3.77%, due 11/1/44	3,650,000	3,650,000
New York State Housing Finance Agency, Revenue Bonds
Series G-2, Insured: SONYMA, HUD Sector 8
3.45%, due 5/1/62 (f)	5,750,000	5,752,353
		18,396,663
Transportation 1.3%
Metropolitan Transportation Authority, Revenue Bonds
Series E-1
3.77%, due 11/15/50 (f)	14,000,000	14,000,000
	Principal Amount	Value

Utility 0.4%
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGM
3.988%, due 7/1/29 (f)	$ 5,000,000	$ 4,571,556
Water & Sewer 4.0%
New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Revenue Bonds (f)
Series DD-2
3.75%, due 6/15/43	4,465,000	4,465,000
Series FF-2
3.75%, due 6/15/44	4,070,000	4,070,000
3.75%, due 6/15/50	4,450,000	4,450,000
Series CC
3.77%, due 6/15/53	13,000,000	13,000,000
Series BB-1
3.78%, due 6/15/39	20,000,000	20,000,000
		45,985,000
Total Short-Term Municipal Notes (Cost $83,165,952)		82,953,219
Total Municipal Bonds (Cost $1,129,115,155)		1,110,463,997

	Shares
Closed-End Funds 0.2%
New York 0.2%
BlackRock New York Municipal Income Trust	12,602	128,792
Eaton Vance New York Municipal Bond Fund	13,241	128,173
Nuveen New York AMT-Free Quality Municipal Income Fund	171,267	1,777,752
Total Closed-End Funds (Cost $2,686,210)		2,034,717

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay New York Tax Free Opportunities Fund

	Shares	Value
Short-Term Investment 1.3%
Unaffiliated Investment Company 1.3%
BlackRock Liquidity Funds MuniCash, 3.461% (g)	15,365,090	$ 15,363,950
Total Short-Term Investment (Cost $15,363,950)		15,363,950
Total Investments (Cost $1,147,165,315)	98.6%	1,127,862,664
Other Assets, Less Liabilities	1.4	16,315,809
Net Assets	100.0%	$ 1,144,178,473

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Interest on these securities was subject to alternative minimum tax.
(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2023.
(d)	Issue in default.
(e)	Issue in non-accrual status.
(f)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(g)	Current yield as of April 30, 2023.
Futures Contracts
As of April 30, 2023, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Ultra Bonds	(650)	June 2023	$ (76,028,193)	$ (78,944,532)	$ (2,916,339)
U.S. Treasury Long Bonds	(425)	June 2023	(53,270,116)	(55,953,906)	(2,683,790)
Net Unrealized Depreciation					$ (5,600,129)

1.	As of April 30, 2023, cash in the amount of $3,800,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
CR—Custodial Receipts
FHA—Federal Housing Administration
HUD—Housing and Urban Development
NATL-RE—National Public Finance Guarantee Corp.
SONYMA—State of New York Mortgage Agency
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 1,027,510,778	$ —	$ 1,027,510,778
Short-Term Municipal Notes	—	82,953,219	—	82,953,219
Total Municipal Bonds	—	1,110,463,997	—	1,110,463,997
Closed-End Funds	2,034,717	—	—	2,034,717
Short-Term Investment
Unaffiliated Investment Company	15,363,950	—	—	15,363,950
Total Investments in Securities	$ 17,398,667	$ 1,110,463,997	$ —	$ 1,127,862,664
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (5,600,129)	$ —	$ —	$ (5,600,129)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay New York Tax Free Opportunities Fund

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in securities, at value (identified cost $1,147,165,315)	$1,127,862,664
Cash	102,000
Cash collateral on deposit at broker for futures contracts	3,800,000
Receivables:
Dividends and interest	14,438,440
Fund shares sold	3,794,302
Investment securities sold	730,286
Other assets	22,584
Total assets	1,150,750,276
Liabilities
Payables:
Investment securities purchased	2,851,383
Fund shares redeemed	1,439,359
Variation margin on futures contracts	1,018,745
Manager (See Note 3)	413,903
NYLIFE Distributors (See Note 3)	177,523
Transfer agent (See Note 3)	67,447
Professional fees	34,409
Custodian	27,666
Shareholder communication	13,006
Accrued expenses	2,273
Distributions payable	526,089
Total liabilities	6,571,803
Net assets	$1,144,178,473
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 119,513
Additional paid-in-capital	1,279,769,701
1,279,889,214
Total distributable earnings (loss)	(135,710,741)
Net assets	$1,144,178,473
Class A
Net assets applicable to outstanding shares	$715,844,782
Shares of beneficial interest outstanding	74,779,190
Net asset value per share outstanding	$ 9.57
Maximum sales charge (3.00% of offering price)	0.30
Maximum offering price per share outstanding	$ 9.87
Investor Class
Net assets applicable to outstanding shares	$ 332,400
Shares of beneficial interest outstanding	34,720
Net asset value per share outstanding	$ 9.57
Maximum sales charge (2.50% of offering price)	0.25
Maximum offering price per share outstanding	$ 9.82
Class C
Net assets applicable to outstanding shares	$ 72,778,192
Shares of beneficial interest outstanding	7,601,746
Net asset value and offering price per share outstanding	$ 9.57
Class C2
Net assets applicable to outstanding shares	$ 1,643,107
Shares of beneficial interest outstanding	171,712
Net asset value and offering price per share outstanding	$ 9.57
Class I
Net assets applicable to outstanding shares	$351,598,174
Shares of beneficial interest outstanding	36,718,548
Net asset value and offering price per share outstanding	$ 9.58
Class R6
Net assets applicable to outstanding shares	$ 1,981,818
Shares of beneficial interest outstanding	207,002
Net asset value and offering price per share outstanding	$ 9.57

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 21,321,608
Dividends	47,924
Total income	21,369,532
Expenses
Manager (See Note 3)	2,460,671
Distribution/Service—Class A (See Note 3)	870,504
Distribution/Service—Investor Class (See Note 3)	435
Distribution/Service—Class C (See Note 3)	181,769
Distribution/Service—Class C2 (See Note 3)	5,717
Transfer agent (See Note 3)	181,429
Professional fees	65,832
Custodian	40,216
Trustees	13,271
Registration	13,241
Shareholder communication	10,718
Miscellaneous	17,815
Total expenses before waiver/reimbursement	3,861,618
Expense waiver/reimbursement from Manager (See Note 3)	(49,434)
Reimbursement from prior custodian(a)	(2,177)
Net expenses	3,810,007
Net investment income (loss)	17,559,525
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(45,138,263)
Futures transactions	9,014,970
Net realized gain (loss)	(36,123,293)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	134,601,365
Futures contracts	(17,066,144)
Net change in unrealized appreciation (depreciation)	117,535,221
Net realized and unrealized gain (loss)	81,411,928
Net increase (decrease) in net assets resulting from operations	$ 98,971,453

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay New York Tax Free Opportunities Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 17,559,525	$ 30,094,707
Net realized gain (loss)	(36,123,293)	(37,856,201)
Net change in unrealized appreciation (depreciation)	117,535,221	(210,871,867)
Net increase (decrease) in net assets resulting from operations	98,971,453	(218,633,361)
Distributions to shareholders:
Class A	(12,312,317)	(23,036,677)
Investor Class	(6,112)	(9,823)
Class C	(1,187,084)	(2,420,147)
Class C2	(27,401)	(46,357)
Class I	(6,151,573)	(10,162,463)
Class R6	(25,607)	(24,025)
Total distributions to shareholders	(19,710,094)	(35,699,492)
Capital share transactions:
Net proceeds from sales of shares	253,156,628	1,065,321,666
Net asset value of shares issued to shareholders in reinvestment of distributions	16,392,246	29,183,591
Cost of shares redeemed	(265,604,304)	(1,155,538,985)
Increase (decrease) in net assets derived from capital share transactions	3,944,570	(61,033,728)
Net increase (decrease) in net assets	83,205,929	(315,366,581)
Net Assets
Beginning of period	1,060,972,544	1,376,339,125
End of period	$1,144,178,473	$ 1,060,972,544
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.89	$ 10.94	$ 10.63	$ 10.68	$ 10.12	$ 10.34
Net investment income (loss)	0.15(a)	0.24(a)	0.22(a)	0.29	0.32	0.34
Net realized and unrealized gain (loss)	0.70	(2.00)	0.34	(0.04)	0.56	(0.22)
Total from investment operations	0.85	(1.76)	0.56	0.25	0.88	0.12
Less distributions:
From net investment income	(0.17)	(0.29)	(0.25)	(0.30)	(0.32)	(0.34)
Net asset value at end of period	$ 9.57	$ 8.89	$ 10.94	$ 10.63	$ 10.68	$ 10.12
Total investment return (b)	9.54%	(16.36)%	5.32%	2.35%	8.84%	1.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.14%††	2.37%	2.02%	2.38%	3.00%	3.31%
Net expenses (c)	0.75%††	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses (before waiver/reimbursement) (c)	0.76%††	0.76%	0.76%	0.80%	0.82%	0.82%
Portfolio turnover rate	33%	53%(d)	10%(d)	29%(d)	28%(d)	33%
Net assets at end of period (in 000’s)	$ 715,845	$ 690,832	$ 907,662	$ 688,870	$ 462,499	$ 186,579

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.89	$ 10.94	$ 10.63	$ 10.68	$ 10.13	$ 10.34
Net investment income (loss)	0.15(a)	0.24(a)	0.22(a)	0.25	0.32	0.34
Net realized and unrealized gain (loss)	0.70	(2.00)	0.34	0.00‡	0.55	(0.21)
Total from investment operations	0.85	(1.76)	0.56	0.25	0.87	0.13
Less distributions:
From net investment income	(0.17)	(0.29)	(0.25)	(0.30)	(0.32)	(0.34)
Net asset value at end of period	$ 9.57	$ 8.89	$ 10.94	$ 10.63	$ 10.68	$ 10.13
Total investment return (b)	9.53%	(16.37)%	5.32%	2.33%	8.72%	1.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.12%††	2.37%	2.03%	2.39%	3.06%	3.29%
Net expenses (c)	0.77%††	0.76%	0.76%	0.77%	0.77%	0.78%
Expenses (before waiver/reimbursement) (c)	0.78%††	0.77%	0.77%	0.82%	0.84%	0.85%
Portfolio turnover rate	33%	53%(d)	10%(d)	29%(d)	28%(d)	33%
Net assets at end of period (in 000's)	$ 332	$ 301	$ 375	$ 414	$ 463	$ 385

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay New York Tax Free Opportunities Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.89	$ 10.94	$ 10.63	$ 10.68	$ 10.12	$ 10.34
Net investment income (loss)	0.14(a)	0.21(a)	0.19(a)	0.24	0.30	0.31
Net realized and unrealized gain (loss)	0.69	(2.00)	0.35	(0.02)	0.56	(0.22)
Total from investment operations	0.83	(1.79)	0.54	0.22	0.86	0.09
Less distributions:
From net investment income	(0.15)	(0.26)	(0.23)	(0.27)	(0.30)	(0.31)
Net asset value at end of period	$ 9.57	$ 8.89	$ 10.94	$ 10.63	$ 10.68	$ 10.12
Total investment return (b)	9.40%	(16.58)%	5.05%	2.08%	8.55%	0.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.87%††	2.11%	1.77%	2.13%	2.77%	3.04%
Net expenses (c)	1.02%††	1.01%	1.01%	1.02%	1.02%	1.03%
Expenses (before waiver/reimbursement) (c)	1.03%††	1.02%	1.02%	1.07%	1.09%	1.10%
Portfolio turnover rate	33%	53%(d)	10%(d)	29%(d)	28%(d)	33%
Net assets at end of period (in 000’s)	$ 72,778	$ 73,022	$ 111,681	$ 107,117	$ 90,553	$ 54,258

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2023*	Year Ended October 31,		August 31, 2020^ through October 31,
Class C2		2022	2021	2020
Net asset value at beginning of period	$ 8.88	$ 10.94	$ 10.63	$ 10.72
Net investment income (loss)	0.13(a)	0.20(a)	0.17(a)	0.04
Net realized and unrealized gain (loss)	0.71	(2.02)	0.35	(0.09)
Total from investment operations	0.84	(1.82)	0.52	(0.05)
Less distributions:
From net investment income	(0.15)	(0.24)	(0.21)	(0.04)
Net asset value at end of period	$ 9.57	$ 8.88	$ 10.94	$ 10.63
Total investment return (b)	9.44%	(16.80)%	4.89%	(0.50)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.72%††	1.96%	1.55%	1.32%††
Net expenses (c)	1.17%††	1.16%	1.15%	1.17%††
Expenses (before waiver/reimbursement) (c)	1.18%††	1.17%	1.16%	1.22%††
Portfolio turnover rate (d)	33%	53%	10%	29%
Net assets at end of period (in 000’s)	$ 1,643	$ 1,638	$ 1,861	$ 315

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.89	$ 10.94	$ 10.63	$ 10.68	$ 10.13	$ 10.34
Net investment income (loss)	0.16(a)	0.26(a)	0.25(a)	0.32	0.35	0.37
Net realized and unrealized gain (loss)	0.71	(2.00)	0.34	(0.05)	0.55	(0.21)
Total from investment operations	0.87	(1.74)	0.59	0.27	0.90	0.16
Less distributions:
From net investment income	(0.18)	(0.31)	(0.28)	(0.32)	(0.35)	(0.37)
Net asset value at end of period	$ 9.58	$ 8.89	$ 10.94	$ 10.63	$ 10.68	$ 10.13
Total investment return (b)	9.79%	(16.15)%	5.59%	2.61%	9.01%	1.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.39%††	2.63%	2.27%	2.64%	3.37%	3.54%
Net expenses (c)	0.50%††	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement) (c)	0.51%††	0.51%	0.51%	0.55%	0.57%	0.57%
Portfolio turnover rate	33%	53%(d)	10%(d)	29%(d)	28%(d)	33%
Net assets at end of period (in 000’s)	$ 351,598	$ 294,456	$ 353,955	$ 261,819	$ 161,203	$ 181,059

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2023*	Year Ended October 31,		November 1, 2019^ through October 31,
Class R6		2022	2021	2020
Net asset value at beginning of period	$ 8.89	$ 10.94	$ 10.63	$ 10.69
Net investment income (loss)	0.16(a)	0.27(a)	0.26(a)	0.29
Net realized and unrealized gain (loss)	0.70	(2.01)	0.33	(0.03)
Total from investment operations	0.86	(1.74)	0.59	0.26
Less distributions:
From net investment income	(0.18)	(0.31)	(0.28)	(0.32)
Net asset value at end of period	$ 9.57	$ 8.89	$ 10.94	$ 10.63
Total investment return (b)	9.69%	(16.14)%	5.61%	2.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.41%††	2.67%	2.34%	2.39%
Net expenses (c)	0.48%††	0.48%	0.47%	0.48%
Expenses (before waiver/reimbursement) (c)	0.48%††	0.48%	0.49%	0.54%
Portfolio turnover rate (d)	33%	53%	10%	29%
Net assets at end of period (in 000’s)	$ 1,982	$ 724	$ 806	$ 1,404

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay New York Tax Free Opportunities Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay New York Tax Free Opportunities Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	May 14, 2012
Investor Class	May 14, 2012
Class C	May 14, 2012
Class C2	August 31, 2020
Class I	May 14, 2012
Class R6	November 1, 2019
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C and Class C2 shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares based on a shareholder’s account balance as described in the Fund’s prospectus. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

35

Notes to Financial Statements (Unaudited) (continued)
quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value.
Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar

36	MainStay MacKay New York Tax Free Opportunities Fund

assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying
37

Notes to Financial Statements (Unaudited) (continued)
securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2023, are shown in the Portfolio of Investments.
(H) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which included an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico.  However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the long-term economic challenges that arose from COVID-19.
The Commonwealth concluded its Title III restructuring proceedings on behalf of itself and certain instrumentalities effective March 15, 2022. Approximately $18.75 billion of claims related to debt guaranteed under Puerto Rico's constitution including the Commonwealth of Puerto Rico in new Puerto Rico General Obligation Bonds, $7.1 billion of cash, and $3.5 billion of new Contingent Value instruments. In addition, the Commonwealth's exit from the restructuring proceedings resolved certain claims relating to the Commonwealth Employee Retirement System, Convention Center, Highway Authority, and Infrastructure Financing Authority. Two of the Commonwealth's agencies are still under Title III restructuring proceedings including the Puerto Rico Electric Power Authority (PREPA) and the Puerto Rico Industrial Development Authority (PRIDCO).
Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of

38	MainStay MacKay New York Tax Free Opportunities Fund

Puerto Rico. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board is subject to change every three years due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements that a prior board negotiated.
As of May 30, 2023 the Puerto Rico Electric Power Authority (PREPA) remains in Title III Bankruptcy after nearly 6 years.  A significant number of net revenue bond creditors, the Oversight Board, and the Commonwealth have been unable to reach a consensual resolution on PREPA’s debt restructuring following the termination of the previous 2019 PREPA Restructuring Support Agreement by the Commonwealth of Puerto Rico in March of 2022. Further bankruptcy litigation has ensued between the Oversight Board and a group of net revenue bond creditors over the security provisions of PREPA’s 8.3bln of net revenue bonds resulting in a ruling from Judge Swain that PREPA’s net revenue bonds are unsecured.  The Ad Hoc group of net revenue bond creditors and bond insurer Assured Guaranty have informed Judge Swain they will seek to appeal her decision absent a consensual resolution in the case. The Oversight Board has reached plan confirmation support from at least one creditor class, the ~700mm of claims relating to fuel line lenders.  In addition, the Oversight Board reached a settlement agreement with bond insurer National Public Finance Guaranty regarding ~876mm of PREPA’s net revenue bond claims or~11% of PREPA’s net revenue bond claims.
If a settlement agreement cannot be reached between a majority of net revenue bond holders and the Oversight Board, Judge Swain could approve a cram-down plan or dismiss the bankruptcy case entirely.  A cram-down plan could significantly reduce recoveries.  Furthermore, a dismissal of the case would result in further litigation in local PR courts with guaranty of additional recovery.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2023, 23.5% of the Puerto Rico municipal securities held by the Fund were insured.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2023:
Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(5,600,129)	$(5,600,129)
Total Fair Value	$(5,600,129)	$(5,600,129)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$9,014,970	$9,014,970
Total Net Realized Gain (Loss)	$9,014,970	$9,014,970

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(17,066,144)	$(17,066,144)
Total Net Change in Unrealized Appreciation (Depreciation)	$(17,066,144)	$(17,066,144)

Average Notional Amount	Total
Futures Contracts Short	$(150,995,052)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts
39

Notes to Financial Statements (Unaudited) (continued)
clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% on assets up to $1 billion; 0.43% on assets from $1 billion to $3 billion; and 0.42% on assets over $3 billion. During the year ended April 30, 2023, the effective management fee rate was 0.45% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Investor Class, Class C, Class C2 and Class I shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $2,460,671 and waived fees and/or reimbursed expenses in the amount of $49,434 and paid the Subadvisor fees of $1,205,618.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $3,876 and $2, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2023, of $66,190 and $2,347, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of

40	MainStay MacKay New York Tax Free Opportunities Fund

that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$110,011	$—
Investor Class	92	—
Class C	19,236	—
Class C2	466	—
Class I	51,597	—
Class R6	27	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C2	$23,696	1.4%
Class R6	24,819	1.3
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,158,665,280	$5,317,199	$(36,119,815)	$(30,802,616)
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $49,549,810, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$26,930	$22,620
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 811,027
Exempt Interest Dividends	34,888,465
Total	$35,699,492
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
41

Notes to Financial Statements (Unaudited) (continued)
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $380,361 and $352,316, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	12,549,808	$ 118,758,459
Shares issued to shareholders in reinvestment of distributions	1,130,283	10,780,323
Shares redeemed	(16,635,523)	(155,787,702)
Net increase (decrease) in shares outstanding before conversion	(2,955,432)	(26,248,920)
Shares converted into Class A (See Note 1)	19,283	183,079
Shares converted from Class A (See Note 1)	(9,596)	(90,779)
Net increase (decrease)	(2,945,745)	$ (26,156,620)
Year ended October 31, 2022:
Shares sold	87,298,953	$ 844,637,242
Shares issued to shareholders in reinvestment of distributions	2,025,106	20,047,685
Shares redeemed	(94,566,928)	(915,687,479)
Net increase (decrease) in shares outstanding before conversion	(5,242,869)	(51,002,552)
Shares converted into Class A (See Note 1)	11,505	111,557
Shares converted from Class A (See Note 1)	(7,371)	(74,414)
Net increase (decrease)	(5,238,735)	$ (50,965,409)

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	14,123	$ 133,580
Shares issued to shareholders in reinvestment of distributions	594	5,664
Shares redeemed	(2,490)	(23,226)
Net increase (decrease) in shares outstanding before conversion	12,227	116,018
Shares converted from Investor Class (See Note 1)	(11,369)	(107,785)
Net increase (decrease)	858	$ 8,233
Year ended October 31, 2022:
Shares sold	30,048	$ 300,879
Shares issued to shareholders in reinvestment of distributions	931	9,203
Shares redeemed	(29,134)	(289,595)
Net increase (decrease) in shares outstanding before conversion	1,845	20,487
Shares converted into Investor Class (See Note 1)	353	3,710
Shares converted from Investor Class (See Note 1)	(2,575)	(26,300)
Net increase (decrease)	(377)	$ (2,103)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	719,970	$ 6,879,550
Shares issued to shareholders in reinvestment of distributions	96,649	921,987
Shares redeemed	(1,421,589)	(13,481,052)
Net increase (decrease) in shares outstanding before conversion	(604,970)	(5,679,515)
Shares converted from Class C (See Note 1)	(7,915)	(75,294)
Net increase (decrease)	(612,885)	$ (5,754,809)
Year ended October 31, 2022:
Shares sold	915,604	$ 9,185,855
Shares issued to shareholders in reinvestment of distributions	179,004	1,774,437
Shares redeemed	(3,077,812)	(30,367,036)
Net increase (decrease) in shares outstanding before conversion	(1,983,204)	(19,406,744)
Shares converted from Class C (See Note 1)	(8,930)	(85,257)
Net increase (decrease)	(1,992,134)	$ (19,492,001)

42	MainStay MacKay New York Tax Free Opportunities Fund

Class C2	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	37,797	$ 360,103
Shares issued to shareholders in reinvestment of distributions	2,874	27,401
Shares redeemed	(53,264)	(510,719)
Net increase (decrease)	(12,593)	$ (123,215)
Year ended October 31, 2022:
Shares sold	50,559	$ 530,063
Shares issued to shareholders in reinvestment of distributions	4,690	46,357
Shares redeemed	(41,066)	(396,237)
Net increase (decrease)	14,183	$ 180,183

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	13,227,911	$ 125,633,935
Shares issued to shareholders in reinvestment of distributions	485,271	4,631,264
Shares redeemed	(10,124,305)	(95,586,187)
Net increase (decrease) in shares outstanding before conversion	3,588,877	34,679,012
Shares converted into Class I (See Note 1)	9,596	90,779
Net increase (decrease)	3,598,473	$ 34,769,791
Year ended October 31, 2022:
Shares sold	21,497,011	$ 210,615,126
Shares issued to shareholders in reinvestment of distributions	736,274	7,281,884
Shares redeemed	(21,464,030)	(208,798,438)
Net increase (decrease) in shares outstanding before conversion	769,255	9,098,572
Shares converted into Class I (See Note 1)	7,019	70,704
Net increase (decrease)	776,274	$ 9,169,276

Class R6	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	145,521	$ 1,391,001
Shares issued to shareholders in reinvestment of distributions	2,683	25,607
Shares redeemed	(22,628)	(215,418)
Net increase (decrease)	125,576	$ 1,201,190
Year ended October 31, 2022:
Shares sold	5,363	$ 52,501
Shares issued to shareholders in reinvestment of distributions	2,433	24,025
Shares redeemed	(18)	(200)
Net increase (decrease)	7,778	$ 76,326
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
43

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay New York Tax Free Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, MacKay personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s

44	MainStay MacKay New York Tax Free Opportunities Fund

decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at MacKay. The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
45

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one- and three-year periods ended July 31, 2022, and performed favorably relative to its peer funds for the five- and ten-year periods ended July 31, 2022. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as the MainStay Group of Funds. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

46	MainStay MacKay New York Tax Free Opportunities Fund

The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
47

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
48	MainStay MacKay New York Tax Free Opportunities Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
49

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
50	MainStay MacKay New York Tax Free Opportunities Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022136MS043-23	MSNTF10-06/23
(NYLIM) NL222

MainStay S&P 500 Index Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 1.50% Initial Sales Charge	With sales charges	1/2/2004	6.71%	0.60%	10.23%	11.26%	0.52%
		Excluding sales charges		8.34	2.13	10.90	11.60	0.52
Investor Class Shares[3,4]	Maximum 1.00% Initial Sales Charge	With sales charges	2/28/2008	7.16	0.92	10.03	11.11	0.79
		Excluding sales charges		8.24	1.94	10.70	11.45	0.79
Class I Shares	No Sales Charge		1/2/1991	8.46	2.37	11.18	11.88	0.26
SIMPLE Class Shares	No Sales Charge		8/31/2020	8.13	1.70	N/A	7.44	0.90

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to March 19, 2020, the maximum initial sales charge for Class A Shares and Investor Class Shares was 3.00%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 1.50%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	8.63%	2.66%	11.45%	12.20%
Morningstar Large Blend Category Average[3]	7.23	1.80	9.94	10.81

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Fund's primary broad-based securities market index for comparison purposes. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The foregoing trademarks have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by New York Life Investment Management LLC. The S&P 500® Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by New York Life Investment Management LLC. MainStay S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
3.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay S&P 500 Index Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,083.40	$2.74	$1,022.17	$2.66	0.53%
Investor Class Shares	$1,000.00	$1,082.40	$3.61	$1,021.32	$3.51	0.70%
Class I Shares	$1,000.00	$1,084.60	$1.45	$1,023.41	$1.40	0.28%
SIMPLE Class Shares	$1,000.00	$1,081.30	$4.80	$1,020.18	$4.66	0.93%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2023 (Unaudited)
Software	9.6%
Technology Hardware, Storage & Peripherals	7.4
Semiconductors & Semiconductor Equipment	6.0
Interactive Media & Services	5.0
Financial Services	4.4
Oil, Gas & Consumable Fuels	4.3
Pharmaceuticals	4.3
Banks	3.2
Health Care Providers & Services	3.1
Health Care Equipment & Supplies	3.0
Broadline Retail	2.8
Capital Markets	2.8
Biotechnology	2.2
Insurance	2.2
Specialty Retail	2.2
Hotels, Restaurants & Leisure	2.2
Consumer Staples Distribution & Retail	2.0
Electric Utilities	1.9
Beverages	1.8
Chemicals	1.8
Life Sciences Tools & Services	1.7
Aerospace & Defense	1.7
Machinery	1.7
Automobiles	1.5
Household Products	1.5
Entertainment	1.4
Food Products	1.2
Specialized REITs	1.2
IT Services	1.1
Communications Equipment	0.9
Industrial Conglomerates	0.9
Professional Services	0.8
Diversified Telecommunication Services	0.8
Multi–Utilities	0.8
Media	0.8
Ground Transportation	0.8
Tobacco	0.7%
Air Freight & Logistics	0.6
Electronic Equipment, Instruments & Components	0.6
Electrical Equipment	0.5
Textiles, Apparel & Luxury Goods	0.5
Commercial Services & Supplies	0.5
Consumer Finance	0.5
Building Products	0.4
Metals & Mining	0.4
Energy Equipment & Services	0.4
Household Durables	0.4
Residential REITs	0.4
Industrial REITs	0.3
Retail REITs	0.3
Trading Companies & Distributors	0.2
Containers & Packaging	0.2
Wireless Telecommunication Services	0.2
Passenger Airlines	0.2
Health Care REITs	0.2
Personal Care Products	0.2
Distributors	0.2
Construction Materials	0.1
Automobile Components	0.1
Water Utilities	0.1
Office REITs	0.1
Construction & Engineering	0.1
Real Estate Management & Development	0.1
Gas Utilities	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Hotel & Resort REITs	0.0‡
Leisure Products	0.0‡
Short–Term Investments	0.5
Other Assets, Less Liabilities‡	–0.0‡
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	Apple, Inc.
2.	Microsoft Corp.
3.	Alphabet, Inc.
4.	Amazon.com, Inc.
5.	NVIDIA Corp.
6.	Berkshire Hathaway, Inc., Class B
7.	Meta Platforms, Inc., Class A
8.	Exxon Mobil Corp.
9.	UnitedHealth Group, Inc.
10.	Tesla, Inc.

8	MainStay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Francis J. Ok and Greg Barrato of IndexIQ Advisors LLC, the Fund’s Subadvisor.
How did MainStay S&P 500 Index Fund perform relative to its benchmark and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay S&P 500 Index Fund returned 8.46%, slightly underperforming the 8.63% return of the Fund’s primary benchmark, the S&P 500® Index (the “Index”). Over the same period, Class I shares outperformed the 7.23% return of the Morningstar Large Blend Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Although the Fund seeks investment results that correspond to the total return performance of common stocks in the aggregate, as represented by the Index, the Fund’s relative performance will typically lag that of the Index, as it did during the reporting period, because the Fund incurs operating expenses that the Index does not.
Were there any changes to the Fund during the reporting period?
Effective February 28, 2023, Greg Barrato was added as a portfolio manager of the Fund.
During the reporting period, which S&P 500® Index industries had the highest total returns and which industries had the lowest total returns?
The strongest performing Index industry groups during the reporting period in terms of total returns included semiconductor & semiconductor equipment; interactive media & services; and textiles, apparel & luxury goods. During the same period, the industry groups with the lowest total returns included automobiles; banks; and health care providers & services.
During the reporting period, which S&P 500® Index industries made the strongest positive contributions to the Fund’s absolute performance and which industries made the weakest contributions?
The industry groups that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were software; semiconductor & semiconductor equipment; and interactive media & services. (Contributions take weightings and total returns into account.) During the same period, the industry groups that made the weakest contributions to the Fund’s absolute performance included automobiles; banks; and health care providers & services.
During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?
The Index stocks producing the highest total returns during the reporting period included Meta Platforms, Nvidia and Wynn Resorts. Conversely, the Index stocks with the lowest total returns over the same period were Signature Bank NY, First Republic Bank and Lumen Technologies.
During the reporting period, which S&P 500® Index stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks made the weakest contributions?
The strongest positive contributors to the Fund’s absolute performance during the reporting period were Microsoft, Nvidia and Meta Platforms. During the same period, the stocks that made the weakest contributions to the Fund’s absolute performance were Tesla, UnitedHealth Group and Bank of America.
Were there any changes in the S&P 500® Index during the reporting period?
During the reporting period, there were seven additions and seven deletions in the Index.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments April 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 99.5%
Aerospace & Defense 1.7%
Boeing Co. (The) (a)	18,459	$ 3,816,952
General Dynamics Corp.	7,387	1,612,878
Howmet Aerospace, Inc.	12,086	535,289
Huntington Ingalls Industries, Inc.	1,307	263,570
L3Harris Technologies, Inc.	6,250	1,219,687
Lockheed Martin Corp.	7,458	3,463,868
Northrop Grumman Corp.	4,723	2,178,578
Raytheon Technologies Corp.	48,087	4,803,891
Textron, Inc.	6,853	458,740
TransDigm Group, Inc.	1,703	1,302,795
		19,656,248
Air Freight & Logistics 0.6%
CH Robinson Worldwide, Inc.	3,864	389,762
Expeditors International of Washington, Inc.	5,224	594,700
FedEx Corp.	7,622	1,736,139
United Parcel Service, Inc., Class B	23,956	4,307,528
		7,028,129
Automobile Components 0.1%
Aptiv plc (a)	8,894	914,837
BorgWarner, Inc.	7,685	369,879
		1,284,716
Automobiles 1.5%
Ford Motor Co.	128,521	1,526,829
General Motors Co.	45,779	1,512,538
Tesla, Inc. (a)	88,283	14,505,780
		17,545,147
Banks 3.2%
Bank of America Corp.	229,103	6,708,136
Citigroup, Inc.	63,577	2,992,569
Citizens Financial Group, Inc.	16,166	500,176
Comerica, Inc.	4,288	185,971
Fifth Third Bancorp	22,432	587,718
First Republic Bank (b)	6,098	21,404
Huntington Bancshares, Inc.	47,369	530,533
JPMorgan Chase & Co.	96,283	13,310,162
KeyCorp	30,636	344,961
M&T Bank Corp.	5,557	699,071
PNC Financial Services Group, Inc. (The)	13,163	1,714,481
Regions Financial Corp.	30,659	559,833
Truist Financial Corp.	43,553	1,418,957
U.S. Bancorp	45,732	1,567,693
Wells Fargo & Co.	125,079	4,971,890
	Shares	Value

Banks (continued)
Zions Bancorp NA	4,908	$ 136,737
		36,250,292
Beverages 1.8%
Brown-Forman Corp., Class B	6,003	390,735
Coca-Cola Co. (The)	127,757	8,195,612
Constellation Brands, Inc., Class A	5,329	1,222,846
Keurig Dr Pepper, Inc.	27,893	912,101
Molson Coors Beverage Co., Class B	6,171	367,051
Monster Beverage Corp. (a)	25,004	1,400,224
PepsiCo, Inc.	45,208	8,629,755
		21,118,324
Biotechnology 2.2%
AbbVie, Inc.	58,050	8,772,516
Amgen, Inc.	17,528	4,202,163
Biogen, Inc. (a)	4,727	1,438,095
Gilead Sciences, Inc.	40,933	3,365,102
Incyte Corp. (a)	6,075	452,041
Moderna, Inc. (a)	10,845	1,441,192
Regeneron Pharmaceuticals, Inc. (a)	3,529	2,829,517
Vertex Pharmaceuticals, Inc. (a)	8,439	2,875,420
		25,376,046
Broadline Retail 2.8%
Amazon.com, Inc. (a)	292,639	30,858,782
eBay, Inc.	17,813	827,058
Etsy, Inc. (a)	4,126	416,850
		32,102,690
Building Products 0.4%
Allegion plc	2,884	318,624
AO Smith Corp.	4,165	284,428
Carrier Global Corp.	27,384	1,145,199
Johnson Controls International plc	22,552	1,349,512
Masco Corp.	7,385	395,171
Trane Technologies plc	7,519	1,397,105
		4,890,039
Capital Markets 2.8%
Ameriprise Financial, Inc.	3,456	1,054,495
Bank of New York Mellon Corp. (The)	24,144	1,028,293
BlackRock, Inc.	4,916	3,299,619
Cboe Global Markets, Inc.	3,482	486,435
Charles Schwab Corp. (The)	50,068	2,615,552
CME Group, Inc.	11,808	2,193,572
FactSet Research Systems, Inc.	1,256	517,083
Franklin Resources, Inc.	9,362	251,651
Goldman Sachs Group, Inc. (The)	11,116	3,817,679

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Intercontinental Exchange, Inc.	18,344	$ 1,998,212
Invesco Ltd.	14,929	255,734
MarketAxess Holdings, Inc.	1,235	393,187
Moody's Corp.	5,172	1,619,457
Morgan Stanley	42,886	3,858,453
MSCI, Inc.	2,625	1,266,431
Nasdaq, Inc.	11,127	616,102
Northern Trust Corp.	6,842	534,771
Raymond James Financial, Inc.	6,362	575,952
S&P Global, Inc.	10,806	3,918,039
State Street Corp.	11,457	827,883
T. Rowe Price Group, Inc.	7,363	827,086
		31,955,686
Chemicals 1.8%
Air Products and Chemicals, Inc.	7,290	2,145,884
Albemarle Corp.	3,846	713,279
Celanese Corp.	3,274	347,830
CF Industries Holdings, Inc.	6,440	460,975
Corteva, Inc.	23,397	1,430,025
Dow, Inc.	23,138	1,258,707
DuPont de Nemours, Inc.	15,038	1,048,449
Eastman Chemical Co.	3,900	328,653
Ecolab, Inc.	8,134	1,365,211
FMC Corp.	4,135	511,003
International Flavors & Fragrances, Inc.	8,369	811,458
Linde plc	16,167	5,972,898
LyondellBasell Industries NV, Class A	8,337	788,764
Mosaic Co. (The)	11,176	478,892
PPG Industries, Inc.	7,715	1,082,106
Sherwin-Williams Co. (The)	7,741	1,838,797
		20,582,931
Commercial Services & Supplies 0.5%
Cintas Corp.	2,835	1,292,108
Copart, Inc. (a)	14,071	1,112,313
Republic Services, Inc.	6,742	975,028
Rollins, Inc.	7,598	321,015
Waste Management, Inc.	12,192	2,024,482
		5,724,946
Communications Equipment 0.9%
Arista Networks, Inc. (a)	8,125	1,301,300
Cisco Systems, Inc.	134,849	6,371,615
F5, Inc. (a)	1,973	265,093
Juniper Networks, Inc.	10,628	320,434
	Shares	Value

Communications Equipment (continued)
Motorola Solutions, Inc.	5,488	$ 1,599,203
		9,857,645
Construction & Engineering 0.1%
Quanta Services, Inc.	4,691	795,781
Construction Materials 0.1%
Martin Marietta Materials, Inc.	2,038	740,202
Vulcan Materials Co.	4,363	764,048
		1,504,250
Consumer Finance 0.5%
American Express Co.	19,543	3,153,068
Capital One Financial Corp.	12,516	1,217,807
Discover Financial Services	8,764	906,811
Synchrony Financial	14,346	423,350
		5,701,036
Consumer Staples Distribution & Retail 2.0%
Costco Wholesale Corp.	14,565	7,329,399
Dollar General Corp.	7,339	1,625,295
Dollar Tree, Inc. (a)	6,825	1,049,071
Kroger Co. (The)	21,382	1,039,807
Sysco Corp.	16,662	1,278,642
Target Corp.	15,110	2,383,602
Walgreens Boots Alliance, Inc.	23,505	828,551
Walmart, Inc.	46,032	6,949,451
		22,483,818
Containers & Packaging 0.2%
Amcor plc	48,760	534,897
Avery Dennison Corp.	2,658	463,768
Ball Corp.	10,304	547,967
International Paper Co.	11,675	386,559
Packaging Corp. of America	3,037	410,784
Sealed Air Corp.	4,737	227,329
Westrock Co.	8,359	250,185
		2,821,489
Distributors 0.2%
Genuine Parts Co.	4,627	778,771
LKQ Corp.	8,332	481,006
Pool Corp.	1,282	450,392
		1,710,169
Diversified Telecommunication Services 0.8%
AT&T, Inc.	233,977	4,134,373
Verizon Communications, Inc.	137,861	5,353,143
		9,487,516
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Electric Utilities 1.9%
Alliant Energy Corp.	8,240	$ 454,354
American Electric Power Co., Inc.	16,868	1,558,941
Constellation Energy Corp.	10,734	830,812
Duke Energy Corp.	25,275	2,499,192
Edison International	12,535	922,576
Entergy Corp.	6,679	718,527
Evergy, Inc.	7,535	467,999
Eversource Energy	11,433	887,315
Exelon Corp.	32,620	1,384,393
FirstEnergy Corp.	17,829	709,594
NextEra Energy, Inc.	65,229	4,998,498
NRG Energy, Inc.	7,562	258,394
PG&E Corp. (a)	52,850	904,263
Pinnacle West Capital Corp.	3,714	291,400
PPL Corp.	24,170	694,162
Southern Co. (The)	35,736	2,628,383
Xcel Energy, Inc.	17,963	1,255,793
		21,464,596
Electrical Equipment 0.5%
AMETEK, Inc.	7,538	1,039,716
Eaton Corp. plc	13,055	2,181,752
Emerson Electric Co.	18,756	1,561,625
Generac Holdings, Inc. (a)	2,075	212,106
Rockwell Automation, Inc.	3,768	1,067,889
		6,063,088
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	19,518	1,473,023
CDW Corp.	4,444	753,658
Corning, Inc.	24,987	830,068
Keysight Technologies, Inc. (a)	5,855	846,867
TE Connectivity Ltd.	10,388	1,271,180
Teledyne Technologies, Inc. (a)	1,539	637,762
Trimble, Inc. (a)	8,095	381,274
Zebra Technologies Corp., Class A (a)	1,695	488,211
		6,682,043
Energy Equipment & Services 0.4%
Baker Hughes Co.	33,022	965,563
Halliburton Co.	29,676	971,889
Schlumberger Ltd.	46,618	2,300,599
		4,238,051
Entertainment 1.4%
Activision Blizzard, Inc. (a)	23,378	1,816,704
Electronic Arts, Inc.	8,551	1,088,371
Live Nation Entertainment, Inc. (a)	4,677	317,007
	Shares	Value

Entertainment (continued)
Netflix, Inc. (a)	14,619	$ 4,823,247
Take-Two Interactive Software, Inc. (a)	5,205	646,930
Walt Disney Co. (The) (a)	59,965	6,146,413
Warner Bros Discovery, Inc. (a)	72,538	987,242
		15,825,914
Financial Services 4.4%
Berkshire Hathaway, Inc., Class B (a)	59,142	19,431,104
Fidelity National Information Services, Inc.	19,478	1,143,748
Fiserv, Inc. (a)	20,845	2,545,591
FleetCor Technologies, Inc. (a)	2,421	517,900
Global Payments, Inc.	8,636	973,364
Jack Henry & Associates, Inc.	2,396	391,363
Mastercard, Inc., Class A	27,695	10,524,931
PayPal Holdings, Inc. (a)	37,137	2,822,412
Visa, Inc., Class A	53,339	12,413,585
		50,763,998
Food Products 1.2%
Archer-Daniels-Midland Co.	17,958	1,402,161
Bunge Ltd.	4,917	460,231
Campbell Soup Co.	6,586	357,620
Conagra Brands, Inc.	15,645	593,884
General Mills, Inc.	19,354	1,715,345
Hershey Co. (The)	4,824	1,317,241
Hormel Foods Corp.	9,506	384,423
J M Smucker Co. (The)	3,500	540,435
Kellogg Co.	8,402	586,208
Kraft Heinz Co. (The)	26,135	1,026,321
Lamb Weston Holdings, Inc.	4,723	528,079
McCormick & Co., Inc. (Non-Voting)	8,230	723,005
Mondelez International, Inc., Class A	44,751	3,433,297
Tyson Foods, Inc., Class A	9,375	585,844
		13,654,094
Gas Utilities 0.0% ‡
Atmos Energy Corp.	4,699	536,344
Ground Transportation 0.8%
CSX Corp.	69,012	2,114,528
JB Hunt Transport Services, Inc.	2,724	477,490
Norfolk Southern Corp.	7,477	1,518,055
Old Dominion Freight Line, Inc.	2,974	952,840
Union Pacific Corp.	20,085	3,930,634
		8,993,547
Health Care Equipment & Supplies 3.0%
Abbott Laboratories	57,233	6,322,530

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
ABIOMED, Inc., CVR (a)(c)(d)	1,477	$ 1,507
Align Technology, Inc. (a)	2,385	775,840
Baxter International, Inc.	16,566	789,867
Becton Dickinson & Co.	9,319	2,463,105
Boston Scientific Corp. (a)	47,016	2,450,474
Cooper Cos., Inc. (The)	1,620	617,949
Dentsply Sirona, Inc.	7,054	295,774
DexCom, Inc. (a)	12,684	1,539,077
Edwards Lifesciences Corp. (a)	20,294	1,785,466
GE HealthCare Technologies, Inc. (a)	11,919	969,491
Hologic, Inc. (a)	8,093	696,079
IDEXX Laboratories, Inc. (a)	2,718	1,337,691
Insulet Corp. (a)	2,280	725,131
Intuitive Surgical, Inc. (a)	11,502	3,464,632
Medtronic plc	43,663	3,971,150
ResMed, Inc.	4,822	1,161,909
STERIS plc	3,259	614,484
Stryker Corp.	11,067	3,316,227
Teleflex, Inc.	1,540	419,681
Zimmer Biomet Holdings, Inc.	6,888	953,575
		34,671,639
Health Care Providers & Services 3.1%
AmerisourceBergen Corp.	5,311	886,140
Cardinal Health, Inc.	8,457	694,320
Centene Corp. (a)	18,079	1,246,185
Cigna Group (The)	9,804	2,483,255
CVS Health Corp.	42,151	3,090,090
DaVita, Inc. (a)	1,800	162,648
Elevance Health, Inc.	7,840	3,674,216
HCA Healthcare, Inc.	6,960	1,999,817
Henry Schein, Inc. (a)	4,449	359,524
Humana, Inc.	4,102	2,176,070
Laboratory Corp. of America Holdings	2,908	659,273
McKesson Corp.	4,495	1,637,259
Molina Healthcare, Inc. (a)	1,917	571,055
Quest Diagnostics, Inc.	3,644	505,824
UnitedHealth Group, Inc.	30,670	15,092,400
Universal Health Services, Inc., Class B	2,106	316,637
		35,554,713
Health Care REITs 0.2%
Healthpeak Properties, Inc.	17,948	394,318
Ventas, Inc.	13,130	630,896
Welltower, Inc.	15,511	1,228,781
		2,253,995
	Shares	Value

Hotel & Resort REITs 0.0% ‡
Host Hotels & Resorts, Inc.	23,471	$ 379,526
Hotels, Restaurants & Leisure 2.2%
Booking Holdings, Inc. (a)	1,273	3,419,673
Caesars Entertainment, Inc. (a)	7,043	318,977
Carnival Corp. (a)(b)	32,895	302,963
Chipotle Mexican Grill, Inc. (a)	907	1,875,331
Darden Restaurants, Inc.	3,995	606,960
Domino's Pizza, Inc.	1,162	368,900
Expedia Group, Inc. (a)	4,852	455,894
Hilton Worldwide Holdings, Inc.	8,746	1,259,599
Las Vegas Sands Corp. (a)	10,788	688,814
Marriott International, Inc., Class A	8,832	1,495,611
McDonald's Corp.	24,042	7,110,421
MGM Resorts International	10,328	463,934
Norwegian Cruise Line Holdings Ltd. (a)	13,799	184,217
Royal Caribbean Cruises Ltd. (a)	7,205	471,423
Starbucks Corp.	37,726	4,311,705
Wynn Resorts Ltd. (a)	3,385	386,838
Yum! Brands, Inc.	9,191	1,292,071
		25,013,331
Household Durables 0.4%
DR Horton, Inc.	10,257	1,126,424
Garmin Ltd.	5,033	494,089
Lennar Corp., Class A	8,322	938,805
Mohawk Industries, Inc. (a)	1,727	182,889
Newell Brands, Inc.	12,325	149,749
NVR, Inc. (a)	99	578,160
PulteGroup, Inc.	7,405	497,246
Whirlpool Corp.	1,789	249,726
		4,217,088
Household Products 1.5%
Church & Dwight Co., Inc.	8,005	777,446
Clorox Co. (The)	4,055	671,589
Colgate-Palmolive Co.	27,416	2,187,797
Kimberly-Clark Corp.	11,079	1,605,236
Procter & Gamble Co. (The)	77,439	12,109,911
		17,351,979
Independent Power and Renewable Electricity Producers 0.0% ‡
AES Corp. (The)	21,925	518,745
Industrial Conglomerates 0.9%
3M Co.	18,070	1,919,396
General Electric Co.	35,756	3,538,771
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Industrial Conglomerates (continued)
Honeywell International, Inc.	21,932	$ 4,382,891
		9,841,058
Industrial REITs 0.3%
Prologis, Inc.	30,300	3,795,075
Insurance 2.2%
Aflac, Inc.	18,378	1,283,703
Allstate Corp. (The)	8,633	999,356
American International Group, Inc.	24,388	1,293,540
Aon plc, Class A	6,742	2,192,364
Arch Capital Group Ltd. (a)	12,141	911,425
Arthur J. Gallagher & Co.	6,962	1,448,514
Assurant, Inc.	1,730	213,015
Brown & Brown, Inc.	7,716	496,833
Chubb Ltd.	13,624	2,746,053
Cincinnati Financial Corp.	5,160	549,230
Everest Re Group Ltd.	1,286	486,108
Globe Life, Inc.	2,969	322,196
Hartford Financial Services Group, Inc. (The)	10,343	734,250
Lincoln National Corp.	5,053	109,802
Loews Corp.	6,402	368,563
Marsh & McLennan Cos., Inc.	16,248	2,927,727
MetLife, Inc.	21,634	1,326,813
Principal Financial Group, Inc.	7,470	557,934
Progressive Corp. (The)	19,199	2,618,744
Prudential Financial, Inc.	12,080	1,050,960
Travelers Cos., Inc. (The)	7,586	1,374,128
W R Berkley Corp.	6,694	394,410
Willis Towers Watson plc	3,504	811,526
		25,217,194
Interactive Media & Services 5.0%
Alphabet, Inc. (a)
Class A	195,506	20,985,614
Class C	170,433	18,444,259

Match Group, Inc. (a)	9,168	338,299
Meta Platforms, Inc., Class A (a)	73,061	17,558,020
		57,326,192
IT Services 1.1%
Accenture plc, Class A	20,671	5,793,874
Akamai Technologies, Inc. (a)	5,161	423,047
Cognizant Technology Solutions Corp., Class A	16,708	997,635
DXC Technology Co. (a)	7,474	178,255
	Shares	Value

IT Services (continued)
EPAM Systems, Inc. (a)	1,888	$ 533,247
Gartner, Inc. (a)	2,594	784,581
International Business Machines Corp.	29,678	3,751,596
VeriSign, Inc. (a)	3,007	666,953
		13,129,188
Leisure Products 0.0% ‡
Hasbro, Inc.	4,251	251,744
Life Sciences Tools & Services 1.7%
Agilent Technologies, Inc.	9,712	1,315,296
Bio-Rad Laboratories, Inc., Class A (a)	707	318,709
Bio-Techne Corp.	5,163	412,420
Charles River Laboratories International, Inc. (a)	1,670	317,500
Danaher Corp.	21,516	5,097,356
Illumina, Inc. (a)	5,163	1,061,306
IQVIA Holdings, Inc. (a)	6,096	1,147,450
Mettler-Toledo International, Inc. (a)	726	1,082,829
PerkinElmer, Inc.	4,146	541,012
Thermo Fisher Scientific, Inc.	12,874	7,143,783
Waters Corp. (a)	1,950	585,702
West Pharmaceutical Services, Inc.	2,430	877,813
		19,901,176
Machinery 1.7%
Caterpillar, Inc.	17,082	3,737,542
Cummins, Inc.	4,638	1,090,115
Deere & Co.	8,876	3,355,305
Dover Corp.	4,586	670,290
Fortive Corp.	11,586	730,961
IDEX Corp.	2,476	510,848
Illinois Tool Works, Inc.	9,113	2,204,799
Ingersoll Rand, Inc.	13,292	757,910
Nordson Corp.	1,763	381,355
Otis Worldwide Corp.	13,618	1,161,615
PACCAR, Inc.	17,135	1,279,813
Parker-Hannifin Corp.	4,210	1,367,745
Pentair plc	5,400	313,632
Snap-on, Inc.	1,743	452,152
Stanley Black & Decker, Inc.	4,856	419,267
Westinghouse Air Brake Technologies Corp.	5,970	583,090
Xylem, Inc.	5,917	614,421
		19,630,860
Media 0.8%
Charter Communications, Inc., Class A (a)	3,457	1,274,596

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Media (continued)
Comcast Corp., Class A	138,082	$ 5,712,452
DISH Network Corp., Class A (a)	8,231	61,815
Fox Corp.
Class A	9,746	324,152
Class B	4,524	138,163

Interpublic Group of Cos., Inc. (The)	12,753	455,664
News Corp.
Class A	12,520	220,477
Class B	3,861	68,533

Omnicom Group, Inc.	6,654	602,653
Paramount Global, Class B (b)	16,578	386,765
		9,245,270
Metals & Mining 0.4%
Freeport-McMoRan, Inc.	46,918	1,778,662
Newmont Corp.	26,055	1,235,007
Nucor Corp.	8,305	1,230,635
Steel Dynamics, Inc.	5,475	569,126
		4,813,430
Multi-Utilities 0.8%
Ameren Corp.	8,486	754,999
CenterPoint Energy, Inc.	20,665	629,662
CMS Energy Corp.	9,561	595,268
Consolidated Edison, Inc.	11,648	1,146,979
Dominion Energy, Inc.	27,352	1,562,893
DTE Energy Co.	6,360	714,928
NiSource, Inc.	13,331	379,400
Public Service Enterprise Group, Inc.	16,378	1,035,090
Sempra Energy	10,318	1,604,346
WEC Energy Group, Inc.	10,354	995,744
		9,419,309
Office REITs 0.1%
Alexandria Real Estate Equities, Inc.	5,170	642,011
Boston Properties, Inc.	4,682	249,831
		891,842
Oil, Gas & Consumable Fuels 4.3%
APA Corp.	10,554	388,915
Chevron Corp.	58,394	9,844,061
ConocoPhillips	40,173	4,133,400
Coterra Energy, Inc.	25,881	662,554
Devon Energy Corp.	21,458	1,146,501
Diamondback Energy, Inc.	6,033	857,893
EOG Resources, Inc.	19,281	2,303,501
EQT Corp.	12,048	419,752
Exxon Mobil Corp.	135,173	15,996,373
	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Hess Corp.	9,108	$ 1,321,207
Kinder Morgan, Inc.	64,936	1,113,652
Marathon Oil Corp.	20,846	503,639
Marathon Petroleum Corp.	14,903	1,818,166
Occidental Petroleum Corp.	23,868	1,468,598
ONEOK, Inc.	14,671	959,630
Phillips 66	15,296	1,514,304
Pioneer Natural Resources Co.	7,799	1,696,672
Targa Resources Corp.	7,431	561,263
Valero Energy Corp.	12,655	1,451,149
Williams Cos., Inc. (The)	39,981	1,209,825
		49,371,055
Passenger Airlines 0.2%
Alaska Air Group, Inc. (a)	4,186	181,924
American Airlines Group, Inc. (a)(b)	21,357	291,309
Delta Air Lines, Inc. (a)	21,049	722,191
Southwest Airlines Co.	19,507	590,867
United Airlines Holdings, Inc. (a)	10,731	470,018
		2,256,309
Personal Care Products 0.2%
Estee Lauder Cos., Inc. (The), Class A	7,605	1,876,306
Pharmaceuticals 4.3%
Bristol-Myers Squibb Co.	69,791	4,659,945
Catalent, Inc. (a)	5,911	296,259
Eli Lilly and Co.	25,887	10,247,628
Johnson & Johnson	85,821	14,048,898
Merck & Co., Inc.	83,224	9,609,875
Organon & Co.	8,329	205,143
Pfizer, Inc.	184,257	7,165,755
Viatris, Inc.	39,806	371,390
Zoetis, Inc.	15,299	2,689,258
		49,294,151
Professional Services 0.8%
Automatic Data Processing, Inc.	13,601	2,992,220
Broadridge Financial Solutions, Inc.	3,863	561,719
Ceridian HCM Holding, Inc. (a)	5,050	320,574
CoStar Group, Inc. (a)	13,350	1,027,282
Equifax, Inc.	4,021	837,896
Jacobs Solutions, Inc.	4,159	480,198
Leidos Holdings, Inc.	4,487	418,457
Paychex, Inc.	10,531	1,156,936
Paycom Software, Inc. (a)	1,583	459,656
Robert Half International, Inc.	3,535	258,055
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Professional Services (continued)
Verisk Analytics, Inc.	5,133	$ 996,367
		9,509,360
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	10,371	795,041
Residential REITs 0.4%
AvalonBay Communities, Inc.	4,592	828,259
Camden Property Trust	3,615	397,831
Equity Residential	11,180	707,135
Essex Property Trust, Inc.	2,120	465,827
Invitation Homes, Inc.	19,066	636,232
Mid-America Apartment Communities, Inc.	3,791	583,056
UDR, Inc.	10,151	419,541
		4,037,881
Retail REITs 0.3%
Federal Realty Investment Trust	2,403	237,633
Kimco Realty Corp.	20,302	389,595
Realty Income Corp.	20,586	1,293,624
Regency Centers Corp.	5,055	310,529
Simon Property Group, Inc.	10,732	1,216,150
		3,447,531
Semiconductors & Semiconductor Equipment 6.0%
Advanced Micro Devices, Inc. (a)	52,926	4,729,997
Analog Devices, Inc.	16,638	2,992,844
Applied Materials, Inc.	27,674	3,127,992
Broadcom, Inc.	13,717	8,593,701
Enphase Energy, Inc. (a)	4,462	732,660
First Solar, Inc. (a)	3,254	594,115
Intel Corp.	135,797	4,217,855
KLA Corp.	4,546	1,757,211
Lam Research Corp.	4,429	2,321,150
Microchip Technology, Inc.	17,981	1,312,433
Micron Technology, Inc.	35,818	2,305,247
Monolithic Power Systems, Inc.	1,469	678,634
NVIDIA Corp.	80,750	22,407,318
NXP Semiconductors NV	8,506	1,392,772
ON Semiconductor Corp. (a)	14,179	1,020,321
Qorvo, Inc. (a)	3,279	301,930
QUALCOMM, Inc.	36,600	4,274,880
Skyworks Solutions, Inc.	5,218	552,586
SolarEdge Technologies, Inc. (a)	1,835	524,131
Teradyne, Inc.	5,113	467,226
	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	29,746	$ 4,973,531
		69,278,534
Software 9.6%
Adobe, Inc. (a)	15,027	5,673,594
ANSYS, Inc. (a)	2,859	897,497
Autodesk, Inc. (a)	7,083	1,379,698
Cadence Design Systems, Inc. (a)	9,004	1,885,888
Fair Isaac Corp. (a)	826	601,287
Fortinet, Inc. (a)	21,285	1,342,019
Gen Digital, Inc.	18,672	329,934
Intuit, Inc.	9,221	4,093,663
Microsoft Corp.	244,343	75,076,829
Oracle Corp.	50,448	4,778,435
PTC, Inc. (a)	3,494	439,510
Roper Technologies, Inc.	3,481	1,583,089
Salesforce, Inc. (a)	32,825	6,511,495
ServiceNow, Inc. (a)	6,663	3,061,116
Synopsys, Inc. (a)	5,003	1,857,714
Tyler Technologies, Inc. (a)	1,367	518,134
		110,029,902
Specialized REITs 1.2%
American Tower Corp.	15,284	3,123,897
Crown Castle, Inc.	14,213	1,749,478
Digital Realty Trust, Inc.	9,438	935,778
Equinix, Inc.	3,038	2,199,755
Extra Space Storage, Inc.	4,396	668,368
Iron Mountain, Inc.	9,543	527,155
Public Storage	5,189	1,529,873
SBA Communications Corp.	3,544	924,594
VICI Properties, Inc.	32,946	1,118,187
Weyerhaeuser Co.	24,054	719,455
		13,496,540
Specialty Retail 2.2%
Advance Auto Parts, Inc.	1,945	244,156
AutoZone, Inc. (a)	616	1,640,599
Bath & Body Works, Inc.	7,498	263,180
Best Buy Co., Inc.	6,464	481,697
CarMax, Inc. (a)	5,187	363,246
Home Depot, Inc. (The)	33,455	10,054,566
Lowe's Cos., Inc.	19,849	4,125,218
O'Reilly Automotive, Inc. (a)	2,047	1,877,733
Ross Stores, Inc.	11,304	1,206,476
TJX Cos., Inc. (The)	37,929	2,989,564
Tractor Supply Co.	3,626	864,438
Ulta Beauty, Inc. (a)	1,670	920,888
		25,031,761

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals 7.4%
Apple, Inc. (e)	488,195	$ 82,836,928
Hewlett Packard Enterprise Co.	42,076	602,528
HP, Inc.	28,370	842,873
NetApp, Inc.	7,076	445,010
Seagate Technology Holdings plc	6,303	370,427
Western Digital Corp. (a)	10,482	361,000
		85,458,766
Textiles, Apparel & Luxury Goods 0.5%
NIKE, Inc., Class B	40,889	5,181,454
Ralph Lauren Corp.	1,346	154,507
Tapestry, Inc.	7,749	316,237
VF Corp.	10,844	254,943
		5,907,141
Tobacco 0.7%
Altria Group, Inc.	58,610	2,784,561
Philip Morris International, Inc.	50,886	5,087,074
		7,871,635
Trading Companies & Distributors 0.2%
Fastenal Co.	18,746	1,009,285
United Rentals, Inc.	2,277	822,247
WW Grainger, Inc.	1,476	1,026,661
		2,858,193
Water Utilities 0.1%
American Water Works Co., Inc.	6,334	939,015
Wireless Telecommunication Services 0.2%
T-Mobile USA, Inc. (a)	19,442	2,797,704
Total Common Stocks (f) (Cost $250,885,300)		1,143,778,752

Short-Term Investments 0.5%
Affiliated Investment Company 0.0% ‡
MainStay U.S. Government Liquidity Fund, 3.98% (g)	16,269	16,269
Unaffiliated Investment Company 0.0% ‡
Invesco Government & Agency Portfolio, 4.857% (g)(h)	462,512	462,512

	Principal Amount	Value
U.S. Treasury Debt 0.5%
U.S. Treasury Bills
4.954%, due 6/27/23 (e)(i)	$ 5,300,000	$ 5,259,132
Total Short-Term Investments (Cost $5,737,805)		5,737,913
Total Investments (Cost $256,623,105)	100.0%	1,149,516,665
Other Assets, Less Liabilities	(0.0)‡	(89,609)
Net Assets	100.0%	$ 1,149,427,056

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of April 30, 2023, the aggregate market value of securities on loan was $533,210; the total market value of collateral held by the Fund was $555,388. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $92,876. The Fund received cash collateral with a value of $462,512. (See Note 2(H))
(c)	Illiquid security—As of April 30, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $1,507, which represented less than one-tenth of a percent of the Fund’s net assets.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	Represents a security, or portion thereof, which was maintained at the broker as collateral for futures contracts.
(f)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 100.0% of the Fund’s net assets.
(g)	Current yield as of April 30, 2023.
(h)	Represents a security purchased with cash collateral received for securities on loan.
(i)	Interest rate shown represents yield to maturity.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 21	$ 6,276	$ (6,281)	$ —	$ —	$ 16	$ 2	$ —	16
Futures Contracts
As of April 30, 2023, the Fund held the following futures contracts:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]
Long Contracts
S&P 500 E-Mini Index	25	June 2023	$ 5,071,283	$ 5,235,625	$ 164,342

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2023.
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,143,777,245	$ —	$ 1,507	$ 1,143,778,752
Short-Term Investments
Affiliated Investment Company	16,269	—	—	16,269
Unaffiliated Investment Company	462,512	—	—	462,512
U.S. Treasury Debt	—	5,259,132	—	5,259,132
Total Short-Term Investments	478,781	5,259,132	—	5,737,913
Total Investments in Securities	1,144,256,026	5,259,132	1,507	1,149,516,665
Other Financial Instruments
Futures Contracts (b)	164,342	—	—	164,342
Total Investments in Securities and Other Financial Instruments	$ 1,144,420,368	$ 5,259,132	$ 1,507	$ 1,149,681,007

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay S&P 500 Index Fund

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $256,606,836) including securities on loan of $533,210	$1,149,500,396
Investment in affiliated investment companies, at value (identified cost $16,269)	16,269
Cash	105,527
Due from custodian	396,819
Receivables:
Dividends	809,879
Fund shares sold	500,757
Variation margin on futures contracts	42,510
Securities lending	797
Other assets	55,378
Total assets	1,151,428,332
Liabilities
Cash collateral received for securities on loan	462,512
Payables:
Fund shares redeemed	545,749
Investment securities purchased	396,819
Transfer agent (See Note 3)	173,498
NYLIFE Distributors (See Note 3)	173,373
Manager (See Note 3)	143,547
Professional fees	32,371
Shareholder communication	18,271
Custodian	14,312
Accrued expenses	40,824
Total liabilities	2,001,276
Net assets	$1,149,427,056
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 23,925
Additional paid-in-capital	242,117,445
242,141,370
Total distributable earnings (loss)	907,285,686
Net assets	$1,149,427,056
Class A
Net assets applicable to outstanding shares	$808,277,852
Shares of beneficial interest outstanding	16,916,278
Net asset value per share outstanding	$ 47.78
Maximum sales charge (1.50% of offering price)	0.73
Maximum offering price per share outstanding	$ 48.51
Investor Class
Net assets applicable to outstanding shares	$ 45,600,804
Shares of beneficial interest outstanding	956,324
Net asset value per share outstanding	$ 47.68
Maximum sales charge (1.00% of offering price)	0.48
Maximum offering price per share outstanding	$ 48.16
Class I
Net assets applicable to outstanding shares	$295,244,031
Shares of beneficial interest outstanding	6,046,098
Net asset value and offering price per share outstanding	$ 48.83
SIMPLE Class
Net assets applicable to outstanding shares	$ 304,369
Shares of beneficial interest outstanding	6,381
Net asset value and offering price per share outstanding	$ 47.70

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $347)	$ 9,652,413
Interest	182,442
Securities lending, net	3,131
Dividends-affiliated	1,605
Total income	9,839,591
Expenses
Distribution/Service—Class A (See Note 3)	965,015
Distribution/Service—Investor Class (See Note 3)	55,224
Distribution/Service—SIMPLE Class (See Note 3)	576
Manager (See Note 3)	877,219
Transfer agent (See Note 3)	486,534
Professional fees	63,978
Registration	40,445
Custodian	15,454
Trustees	13,201
Shareholder communication	11,615
Miscellaneous	78,576
Total expenses before waiver/reimbursement	2,607,837
Expense waiver/reimbursement from Manager (See Note 3)	(36,437)
Reimbursement from prior custodian(a)	(2,174)
Net expenses	2,569,226
Net investment income (loss)	7,270,365
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	11,624,490
Futures transactions	45,380
Net realized gain (loss)	11,669,870
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	70,336,139
Futures contracts	29,863
Net change in unrealized appreciation (depreciation)	70,366,002
Net realized and unrealized gain (loss)	82,035,872
Net increase (decrease) in net assets resulting from operations	$89,306,237

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay S&P 500 Index Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 7,270,365	$ 12,857,823
Net realized gain (loss)	11,669,870	95,503,240
Net change in unrealized appreciation (depreciation)	70,366,002	(304,428,421)
Net increase (decrease) in net assets resulting from operations	89,306,237	(196,067,358)
Distributions to shareholders:
Class A	(70,919,309)	(39,561,389)
Investor Class	(3,958,067)	(2,447,460)
Class I	(25,518,452)	(21,892,265)
SIMPLE Class	(17,325)	(2,833)
Total distributions to shareholders	(100,413,153)	(63,903,947)
Capital share transactions:
Net proceeds from sales of shares	55,451,613	141,247,690
Net asset value of shares issued to shareholders in reinvestment of distributions	98,862,684	62,992,377
Cost of shares redeemed	(76,085,036)	(298,133,932)
Increase (decrease) in net assets derived from capital share transactions	78,229,261	(93,893,865)
Net increase (decrease) in net assets	67,122,345	(353,865,170)
Net Assets
Beginning of period	1,082,304,711	1,436,169,881
End of period	$1,149,427,056	$1,082,304,711
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 48.54	$ 59.77	$ 45.82	$ 49.60	$ 49.27	$ 53.27
Net investment income (loss) (a)	0.29	0.52	0.49	0.58	0.67	0.69
Net realized and unrealized gain (loss)	3.47	(9.12)	17.71	3.44	5.52	2.61
Total from investment operations	3.76	(8.60)	18.20	4.02	6.19	3.30
Less distributions:
From net investment income	(0.57)	(0.53)	(0.55)	(0.91)	(0.77)	(0.79)
From net realized gain on investments	(3.95)	(2.10)	(3.70)	(6.89)	(5.09)	(6.51)
Total distributions	(4.52)	(2.63)	(4.25)	(7.80)	(5.86)	(7.30)
Net asset value at end of period	$ 47.78	$ 48.54	$ 59.77	$ 45.82	$ 49.60	$ 49.27
Total investment return (b)	8.34%	(15.03)%	42.19%	9.21%	13.80%	6.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%††	0.99%	0.92%	1.32%	1.44%	1.39%
Net expenses (c)	0.53%††	0.52%	0.50%	0.54%	0.54%	0.54%
Portfolio turnover rate	1%	2%	5%	15%	3%	3%
Net assets at end of period (in 000’s)	$ 808,278	$ 763,996	$ 894,565	$ 602,036	$ 559,780	$ 511,043

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 48.39	$ 59.55	$ 45.68	$ 49.50	$ 49.18	$ 53.18
Net investment income (loss) (a)	0.25	0.43	0.40	0.51	0.59	0.62
Net realized and unrealized gain (loss)	3.46	(9.10)	17.63	3.43	5.52	2.58
Total from investment operations	3.71	(8.67)	18.03	3.94	6.11	3.20
Less distributions:
From net investment income	(0.47)	(0.39)	(0.46)	(0.87)	(0.70)	(0.69)
From net realized gain on investments	(3.95)	(2.10)	(3.70)	(6.89)	(5.09)	(6.51)
Total distributions	(4.42)	(2.49)	(4.16)	(7.76)	(5.79)	(7.20)
Net asset value at end of period	$ 47.68	$ 48.39	$ 59.55	$ 45.68	$ 49.50	$ 49.18
Total investment return (b)	8.24%	(15.18)%	41.89%	9.03%	13.62%	6.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10%††	0.80%	0.75%	1.16%	1.26%	1.23%
Net expenses (c)	0.70%††	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement) (c)	0.86%††	0.79%	0.82%	0.88%	0.89%	0.87%
Portfolio turnover rate	1%	2%	5%	15%	3%	3%
Net assets at end of period (in 000's)	$ 45,601	$ 45,102	$ 58,363	$ 55,546	$ 54,505	$ 41,907

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay S&P 500 Index Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 49.58	$ 60.97	$ 46.66	$ 50.38	$ 49.97	$ 53.93
Net investment income (loss) (a)	0.36	0.67	0.64	0.70	0.81	0.83
Net realized and unrealized gain (loss)	3.54	(9.30)	18.03	3.50	5.59	2.64
Total from investment operations	3.90	(8.63)	18.67	4.20	6.40	3.47
Less distributions:
From net investment income	(0.70)	(0.66)	(0.66)	(1.03)	(0.90)	(0.92)
From net realized gain on investments	(3.95)	(2.10)	(3.70)	(6.89)	(5.09)	(6.51)
Total distributions	(4.65)	(2.76)	(4.36)	(7.92)	(5.99)	(7.43)
Net asset value at end of period	$ 48.83	$ 49.58	$ 60.97	$ 46.66	$ 50.38	$ 49.97
Total investment return (b)	8.46%	(14.82)%	42.56%	9.47%	14.08%	7.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52%††	1.23%	1.19%	1.56%	1.74%	1.64%
Net expenses (c)	0.28%††	0.26%	0.25%	0.29%	0.29%	0.29%
Portfolio turnover rate	1%	2%	5%	15%	3%	3%
Net assets at end of period (in 000’s)	$ 295,244	$ 273,022	$ 483,174	$ 436,446	$ 399,842	$ 592,457

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class		2022	2021	2020
Net asset value at beginning of period	$ 48.43	$ 59.73	$ 45.65	$ 48.83**
Net investment income (loss) (a)	0.19	0.29	0.21	0.02
Net realized and unrealized gain (loss)	3.47	(9.11)	17.74	(3.20)
Total from investment operations	3.66	(8.82)	17.95	(3.18)
Less distributions:
From net investment income	(0.44)	(0.38)	(0.17)	—
From net realized gain on investments	(3.95)	(2.10)	(3.70)	—
Total distributions	(4.39)	(2.48)	(3.87)	—
Net asset value at end of period	$ 47.70	$ 48.43	$ 59.73	$ 45.65
Total investment return (b)	8.13%	(15.39)%	41.54%	(6.51)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%††	0.56%	0.39%	0.30%††
Net expenses (c)	0.93%††(d)	0.95%	0.95%	0.95%††
Expenses (before waiver/reimbursement) (c)	0.93%††	1.04%	1.06%	1.15%††
Portfolio turnover rate	1%	2%	5%	15%
Net assets at end of period (in 000’s)	$ 304	$ 185	$ 68	$ 23

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay S&P 500 Index Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay S&P 500 Index Fund (formerly known as MainStay MacKay S&P 500 Index Fund) (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class I	January 2, 1991
SIMPLE Class	August 31, 2020
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class I and SIMPLE Class shares are offered at NAV without a sales charge. Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and SIMPLE Class shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

25

Notes to Financial Statements (Unaudited) (continued)
quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in

26	MainStay S&P 500 Index Fund

60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of April 30, 2023, and can change at any time. Illiquid investments as of April 30, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
27

Notes to Financial Statements (Unaudited) (continued)
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2023, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2023, are shown in the Portfolio of Investments.
(I) Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
(J) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet

28	MainStay S&P 500 Index Fund

occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2023:
Asset Derivatives	Equity Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$164,342	$164,342
Total Fair Value	$164,342	$164,342

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Futures Contracts	$45,380	$45,380
Total Net Realized Gain (Loss)	$45,380	$45,380

Net Change in Unrealized Appreciation (Depreciation)	Equity Contracts Risk	Total
Futures Contracts	$29,863	$29,863
Total Net Change in Unrealized Appreciation (Depreciation)	$29,863	$29,863

Average Notional Amount	Total
Futures Contracts Long	$7,447,200
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund.
Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. IndexIQ (“IndexIQ” or the “Subadvisor”), a registered investment adviser and an affiliate of New York Life Investments, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and IndexIQ, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.16% up to $2.5 billion and 0.15% in excess of $2.5 billion. During the six-month period ended April 30, 2023, the effective management fee rate was 0.16% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.60% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Investor Class and SIMPLE Class shares of the Fund do not exceed 0.70% and 0.95%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $877,219 and waived fees and/or reimbursed expenses in the amount of $36,437 and paid the Subadvisor fees in the amount of $420,407.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments
29

Notes to Financial Statements (Unaudited) (continued)
in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the SIMPLE Class Plan, SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $56,905 and $4,916, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Investor Class shares during the six-month period ended April 30, 2023, of $3,569 and $826, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New
York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$289,698	$—
Investor Class	91,505	—
Class I	105,071	—
SIMPLE Class	260	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$8,389,688	2.8%
SIMPLE Class	30,264	9.9
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$258,462,008	$906,744,574	$(15,689,917)	$891,054,657
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$24,571,153
Long-Term Capital Gains	39,332,794
Total	$63,903,947

30	MainStay S&P 500 Index Fund

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $8,391 and $23,133, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	819,319	$ 38,048,210
Shares issued to shareholders in reinvestment of distributions	1,548,312	69,503,695
Shares redeemed	(1,231,972)	(56,884,310)
Net increase (decrease) in shares outstanding before conversion	1,135,659	50,667,595
Shares converted into Class A (See Note 1)	41,415	1,876,209
Shares converted from Class A (See Note 1)	(439)	(22,026)
Net increase (decrease)	1,176,635	$ 52,521,778
Year ended October 31, 2022:
Shares sold	1,934,863	$ 103,966,523
Shares issued to shareholders in reinvestment of distributions	681,394	38,730,442
Shares redeemed	(1,972,053)	(103,647,452)
Net increase (decrease) in shares outstanding before conversion	644,204	39,049,513
Shares converted into Class A (See Note 1)	135,732	7,705,065
Shares converted from Class A (See Note 1)	(7,302)	(391,955)
Net increase (decrease)	772,634	$ 46,362,623

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	63,098	$ 2,921,619
Shares issued to shareholders in reinvestment of distributions	88,226	3,955,175
Shares redeemed	(85,607)	(4,078,980)
Net increase (decrease) in shares outstanding before conversion	65,717	2,797,814
Shares converted into Investor Class (See Note 1)	36	1,680
Shares converted from Investor Class (See Note 1)	(41,490)	(1,876,208)
Net increase (decrease)	24,263	$ 923,286
Year ended October 31, 2022:
Shares sold	142,813	$ 7,662,662
Shares issued to shareholders in reinvestment of distributions	43,087	2,445,630
Shares redeemed	(99,249)	(5,308,943)
Net increase (decrease) in shares outstanding before conversion	86,651	4,799,349
Shares converted into Investor Class (See Note 1)	1,364	74,345
Shares converted from Investor Class (See Note 1)	(136,000)	(7,705,065)
Net increase (decrease)	(47,985)	$ (2,831,371)

31

Notes to Financial Statements (Unaudited) (continued)
Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	305,501	$ 14,378,789
Shares issued to shareholders in reinvestment of distributions	553,927	25,386,489
Shares redeemed	(320,697)	(15,117,851)
Net increase (decrease) in shares outstanding before conversion	538,731	24,647,427
Shares converted into Class I (See Note 1)	395	20,345
Net increase (decrease)	539,126	$ 24,667,772
Year ended October 31, 2022:
Shares sold	539,861	$ 29,470,154
Shares issued to shareholders in reinvestment of distributions	376,549	21,813,472
Shares redeemed	(3,339,414)	(189,167,876)
Net increase (decrease) in shares outstanding before conversion	(2,423,004)	(137,884,250)
Shares converted into Class I (See Note 1)	5,825	317,610
Net increase (decrease)	(2,417,179)	$(137,566,640)

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	2,252	$ 102,995
Shares issued to shareholders in reinvestment of distributions	386	17,325
Shares redeemed	(83)	(3,895)
Net increase (decrease)	2,555	$ 116,425
Year ended October 31, 2022:
Shares sold	2,829	$ 148,351
Shares issued to shareholders in reinvestment of distributions	50	2,833
Shares redeemed	(186)	(9,661)
Net increase (decrease)	2,693	$ 141,523
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay S&P 500 Index Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay S&P 500 Index Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and IndexIQ Advisors LLC (“IndexIQ”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and IndexIQ in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and IndexIQ in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or IndexIQ that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, IndexIQ personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and IndexIQ; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and IndexIQ; (iii) the costs of the services provided, and profits realized, by New York Life Investments and IndexIQ with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and IndexIQ. The Board’s

33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and IndexIQ resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and IndexIQ
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by IndexIQ, evaluating the performance of IndexIQ, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of IndexIQ and ongoing analysis of, and interactions with, IndexIQ with respect to, among other things, the Fund’s investment performance and risks as well as IndexIQ’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that IndexIQ provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated IndexIQ’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and IndexIQ’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at IndexIQ. The Board considered New York Life Investments’ and IndexIQ’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and IndexIQ and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered IndexIQ’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers. The Board considered its discussions with representatives from New York Life Investments regarding a portfolio manager’s transition from a previous subadvisor to IndexIQ, effective June 10, 2022.
In addition, the Board considered information provided by New York Life Investments and IndexIQ regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

34	MainStay S&P 500 Index Fund

Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or IndexIQ had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and IndexIQ
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including IndexIQ, due to their relationships with the Fund as well as the MainStay Group of Funds. Because IndexIQ is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and IndexIQ in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and IndexIQ and profits realized by New York Life Investments and its affiliates, including IndexIQ, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including IndexIQ’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and IndexIQ and acknowledged that New York Life Investments and IndexIQ must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and IndexIQ to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including IndexIQ, due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to IndexIQ from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to IndexIQ in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including IndexIQ, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including IndexIQ, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to IndexIQ is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and IndexIQ on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

36	MainStay S&P 500 Index Fund

Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
37

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
38	MainStay S&P 500 Index Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
39

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022241MS043-23	MSSP10-06/23
(NYLIM) NL226

MainStay MacKay Short Duration High Yield Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 3.00% Initial Sales Charge	With sales charges	12/17/2012	1.88%	0.25%	2.69%	3.47%	1.02%
		Excluding sales charges		5.03	3.35	3.32	3.78	1.02
Investor Class Shares[3]	Maximum 2.50% Initial Sales Charge	With sales charges	12/17/2012	2.36	0.69	2.61	3.36	1.10
		Excluding sales charges		4.99	3.27	3.24	3.68	1.10
Class C Shares	Maximum 1.00% CDSC	With sales charges	12/17/2012	3.60	1.51	2.48	2.91	1.85
	if Redeemed Within 18 months of Purchase	Excluding sales charges		4.60	2.49	2.48	2.91	1.85
Class I Shares	No Sales Charge		12/17/2012	5.16	3.60	3.58	4.03	0.77
Class R2 Shares	No Sales Charge		12/17/2012	4.97	3.24	3.23	3.68	1.12
Class R3 Shares	No Sales Charge		2/29/2016	4.85	3.00	2.95	4.26	1.37

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[2]	5.00%	2.36%	3.45%	3.78%
Morningstar High Yield Bond Category Average[3]	5.59	0.55	2.62	3.15

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund's primary broad-based securities market index for comparison purposes. The ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years.
3.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These funds primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Short Duration High Yield Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,050.30	$5.19	$1,019.74	$5.11	1.02%
Investor Class Shares	$1,000.00	$1,049.90	$5.64	$1,019.29	$5.56	1.11%
Class C Shares	$1,000.00	$1,046.00	$9.44	$1,015.57	$9.30	1.86%
Class I Shares	$1,000.00	$1,051.60	$3.97	$1,020.93	$3.91	0.78%
Class R2 Shares	$1,000.00	$1,049.70	$5.74	$1,019.19	$5.66	1.13%
Class R3 Shares	$1,000.00	$1,048.50	$7.01	$1,017.95	$6.90	1.38%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2023 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	HCA, Inc., 5.375%-8.36%, due 12/15/23–2/15/26
2.	Ford Motor Credit Co. LLC, 2.30%-7.35%, due 11/17/23–5/12/28
3.	Carnival Corp., 5.75%-10.50%, due 2/1/26–3/1/27
4.	VICI Properties LP, 3.50%-5.625%, due 5/1/24–6/15/25
5.	Sprint LLC, 7.625%-7.875%, due 9/15/23–2/15/25
6.	T-Mobile USA, Inc., 2.25%-5.375%, due 2/15/26–2/1/28
7.	CCO Holdings LLC, 5.00%-5.50%, due 5/1/26–2/1/28
8.	Great Outdoors Group LLC, 8.775%, due 3/6/28
9.	IHO Verwaltungs GmbH, 4.75%-6.00%, due 9/15/26–5/15/27
10.	FS Energy and Power Fund, 7.50%, due 8/15/23

8	MainStay MacKay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Short Duration High Yield Fund perform relative to its benchmark and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay MacKay Short Duration High Yield Fund returned 5.16%, outperforming the 5.00% return of the Fund’s benchmark, the ICE BofA 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index (the "Index"). Over the same period, Class I shares underperformed the 5.59% return of the Morningstar High Yield Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The high yield market finished 2022 on a strong note, up over 3.7% during the fourth quarter of 2022, although still down significantly for the full year 2022 due to the U.S. Federal Reserve’s interest rate policy and a significant move in spreads2 in lower-quality credits.
The positive market sentiment from fourth quarter of 2022 continued into the new year, with the short duration high yield market up approximately 4.75% for the first four months of 2023. Those four months were marked by a number of reversals, with robust markets stalled by concerns over the bank crisis in early March, followed by a strong finish to end the reporting period.
The Fund's outperformance relative to the benchmark during the reporting period was driven primarily by security selection within the media, telecommunications and automotive sectors. Within the media sector, an underweight to poor performing DISH Networks was beneficial. Within the telecommunications sector, the Fund did not own bonds of Lumen Technology, which performed poorly during the reporting period. Security selection within the automotive sector was beneficial, as the bonds of Schaeffler Group and Truck Hero were strong performers.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
There were no market events that negatively impacted the Fund's liquidity during the reporting period. A rebound in risk assets, coupled with lower rates along the yield curve,3 especially on the front end, benefited the short duration4 high yield category.
What was the Fund’s duration strategy during the reporting period?
The Fund’s duration is the result of our bottom-up fundamental analysis and is a residual of the investment process. However, the Fund did maintain a lower duration than the Index throughout the reporting period, which was neutral to returns. As of the end of the reporting period, the Fund’s modified duration to worst5was 2.61 years, while the modified duration to worst of the Index was 2.88 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Security selection and overweight exposure to basic industry, coupled with security selection in telecommunications and media, made the strongest contributions to the Fund’s performance relative to the Index. (Contributions take weightings and total returns into account.)  Underweight exposure to leisure and security selection in real estate detracted from relative returns.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund initiated positions in offshore oil and gas driller Transocean, industrial company Chart Industries and auto dealer Asbury Automotive. During the same period, we closed out the Fund’s positions in Ritchie Bros. Auctioneers and PBF Logistics, and eliminated half of the Fund’s position in oil and gas exploration company Occidental Petroleum.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

How did the Fund’s sector weightings change during the reporting period?
During the reporting period there were no material changes to the sector weightings in the Fund. On the margin, we slightly increased leisure and capital goods exposure while slightly trimming exposure to energy and media.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, relative to the Index, the Fund held overweight exposure to health care, energy and materials, and underweight exposure to media, services and capital goods.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Short Duration High Yield Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 94.2%
Convertible Bonds 1.7%
Energy-Alternate Sources 0.2%
NextEra Energy Partners LP
2.50%, due 6/15/26 (a)	$ 2,500,000	$ 2,230,000
Investment Companies 0.1%
Ares Capital Corp.
4.625%, due 3/1/24	2,000,000	2,027,500
Media 1.3%
Cable One, Inc.
(zero coupon), due 3/15/26	4,900,000	4,032,700
DISH Network Corp.
2.375%, due 3/15/24	19,650,000	17,070,938
3.375%, due 8/15/26	2,685,000	1,278,060
		22,381,698
Oil & Gas 0.1%
Gulfport Energy Operating Corp.
10.00% (10.00% Cash or 15.00% PIK), due 12/29/49 (b)(c)(d)	269,000	1,609,965
Total Convertible Bonds (Cost $30,097,424)		28,249,163
Corporate Bonds 76.6%
Advertising 0.4%
Lamar Media Corp.
3.75%, due 2/15/28	2,500,000	2,293,833
4.875%, due 1/15/29	1,000,000	945,404
Outfront Media Capital LLC
6.25%, due 6/15/25 (a)	4,000,000	4,003,450
		7,242,687
Aerospace & Defense 1.7%
F-Brasile SpA
Series XR
7.375%, due 8/15/26 (a)	3,400,000	2,847,500
TransDigm UK Holdings plc
6.875%, due 5/15/26	5,825,000	5,860,934
TransDigm, Inc.
6.25%, due 3/15/26 (a)	12,685,000	12,744,964
6.75%, due 8/15/28 (a)	3,535,000	3,589,938
7.50%, due 3/15/27	4,000,000	4,019,964
		29,063,300
	Principal Amount	Value

Airlines 0.7%
American Airlines, Inc.
5.50%, due 4/20/26 (a)	$ 1,500,000	$ 1,472,991
Delta Air Lines, Inc.
4.50%, due 10/20/25 (a)	1,668,000	1,635,741
7.00%, due 5/1/25 (a)	4,375,000	4,513,265
7.375%, due 1/15/26	1,500,000	1,580,954
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	850,000	848,640
Spirit Loyalty Cayman Ltd. (a)
8.00%, due 9/20/25	541,669	546,738
8.00%, due 9/20/25	2,000,000	2,020,158
		12,618,487
Auto Manufacturers 3.4%
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	5,000,000	4,654,961
2.70%, due 8/10/26	4,000,000	3,548,013
3.37%, due 11/17/23	6,000,000	5,898,611
3.375%, due 11/13/25	7,000,000	6,500,616
3.664%, due 9/8/24	1,150,000	1,109,500
4.134%, due 8/4/25	1,000,000	946,287
4.389%, due 1/8/26	2,000,000	1,900,176
5.125%, due 6/16/25	4,000,000	3,893,759
5.584%, due 3/18/24	840,000	835,216
6.80%, due 5/12/28	3,360,000	3,362,009
6.95%, due 3/6/26	5,000,000	5,045,885
7.35%, due 11/4/27	2,000,000	2,056,604
JB Poindexter & Co., Inc.
7.125%, due 4/15/26 (a)	17,031,000	16,434,745
PM General Purchaser LLC
9.50%, due 10/1/28 (a)	1,500,000	1,421,250
		57,607,632
Auto Parts & Equipment 2.4%
Adient Global Holdings Ltd. (a)
4.875%, due 8/15/26	6,000,000	5,765,024
7.00%, due 4/15/28	650,000	666,530
IHO Verwaltungs GmbH (a)(d)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	9,660,000	8,694,712
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	19,680,000	18,172,020
ZF North America Capital, Inc.
6.875%, due 4/14/28 (a)	7,000,000	7,204,294
		40,502,580

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Building Materials 0.5%
James Hardie International Finance DAC
5.00%, due 1/15/28 (a)	$ 1,500,000	$ 1,413,362
Summit Materials LLC (a)
5.25%, due 1/15/29	1,000,000	950,200
6.50%, due 3/15/27	5,705,000	5,676,475
		8,040,037
Chemicals 2.0%
Avient Corp.
5.75%, due 5/15/25 (a)	8,600,000	8,593,747
GPD Cos., Inc.
10.125%, due 4/1/26 (a)	8,900,000	8,139,354
Iris Holdings, Inc.
8.75% (8.75% Cash or 9.50% PIK), due 2/15/26 (a)(d)	3,000,000	2,758,789
NOVA Chemicals Corp. (a)
4.875%, due 6/1/24	2,150,000	2,115,831
5.25%, due 6/1/27	5,800,000	5,248,948
Olympus Water US Holding Corp.
7.125%, due 10/1/27 (a)	2,356,000	2,245,781
SCIL IV LLC
5.375%, due 11/1/26 (a)	5,000,000	4,603,239
		33,705,689
Coal 0.2%
Coronado Finance Pty. Ltd.
10.75%, due 5/15/26 (a)	2,486,000	2,559,586
Commercial Services 2.1%
Alta Equipment Group, Inc.
5.625%, due 4/15/26 (a)	5,000,000	4,610,842
Ashtead Capital, Inc.
4.375%, due 8/15/27 (a)	2,000,000	1,913,165
Gartner, Inc.
4.50%, due 7/1/28 (a)	3,500,000	3,289,209
Graham Holdings Co.
5.75%, due 6/1/26 (a)	9,400,000	9,282,500
Herc Holdings, Inc.
5.50%, due 7/15/27 (a)	2,000,000	1,909,969
Korn Ferry
4.625%, due 12/15/27 (a)	1,750,000	1,662,062
Service Corp. International
7.50%, due 4/1/27	3,150,000	3,280,374
United Rentals North America, Inc.
3.875%, due 11/15/27	875,000	820,651
4.875%, due 1/15/28	1,450,000	1,393,162
	Principal Amount	Value

Commercial Services (continued)
Williams Scotsman International, Inc.
6.125%, due 6/15/25 (a)	$ 8,219,000	$ 8,178,249
		36,340,183
Cosmetics & Personal Care 0.2%
Edgewell Personal Care Co.
5.50%, due 6/1/28 (a)	2,950,000	2,823,216
Distribution & Wholesale 0.3%
G-III Apparel Group Ltd.
7.875%, due 8/15/25 (a)	4,765,000	4,483,293
Diversified Financial Services 1.6%
AG TTMT Escrow Issuer LLC
8.625%, due 9/30/27 (a)	7,550,000	7,761,778
Credit Acceptance Corp.
5.125%, due 12/31/24 (a)	6,555,000	6,244,518
Enact Holdings, Inc.
6.50%, due 8/15/25 (a)	3,260,000	3,228,378
Jefferies Finance LLC
5.00%, due 8/15/28 (a)	1,500,000	1,261,274
LPL Holdings, Inc.
4.625%, due 11/15/27 (a)	1,350,000	1,275,062
Oxford Finance LLC
6.375%, due 2/1/27 (a)	690,000	641,049
PRA Group, Inc.
7.375%, due 9/1/25 (a)	2,650,000	2,633,150
StoneX Group, Inc.
8.625%, due 6/15/25 (a)	3,500,000	3,543,750
		26,588,959
Electric 1.5%
Clearway Energy Operating LLC
4.75%, due 3/15/28 (a)	4,000,000	3,790,696
DPL, Inc.
4.125%, due 7/1/25	3,650,000	3,508,563
NextEra Energy Operating Partners LP (a)
3.875%, due 10/15/26	3,500,000	3,276,875
4.25%, due 7/15/24	4,030,000	3,969,469
4.50%, due 9/15/27	4,200,000	3,948,000
NRG Energy, Inc.
6.625%, due 1/15/27	1,500,000	1,504,233

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Vistra Corp. (a)(e)(f)
7.00% (5 Year Treasury Constant Maturity Rate + 5.74%), due 12/15/26	$ 1,500,000	$ 1,345,243
8.00% (5 Year Treasury Constant Maturity Rate + 6.93%), due 10/15/26	4,100,000	3,864,250
		25,207,329
Electrical Components & Equipment 0.5%
WESCO Distribution, Inc.
7.125%, due 6/15/25 (a)	7,650,000	7,779,300
Entertainment 3.6%
Affinity Interactive
6.875%, due 12/15/27 (a)	900,000	809,539
Churchill Downs, Inc. (a)
4.75%, due 1/15/28	1,820,000	1,723,532
5.50%, due 4/1/27	21,375,000	20,852,334
International Game Technology plc (a)
4.125%, due 4/15/26	9,950,000	9,552,546
6.25%, due 1/15/27	1,630,000	1,652,413
6.50%, due 2/15/25	963,000	974,932
Jacobs Entertainment, Inc.
6.75%, due 2/15/29 (a)	1,365,000	1,187,550
Live Nation Entertainment, Inc.
6.50%, due 5/15/27 (a)	12,650,000	12,792,641
Merlin Entertainments Ltd.
5.75%, due 6/15/26 (a)	1,500,000	1,425,000
Vail Resorts, Inc.
6.25%, due 5/15/25 (a)	10,582,000	10,661,365
		61,631,852
Food 0.7%
B&G Foods, Inc.
5.25%, due 4/1/25	5,000,000	4,724,252
Land O'Lakes Capital Trust I
7.45%, due 3/15/28 (a)	2,430,000	2,290,275
United Natural Foods, Inc.
6.75%, due 10/15/28 (a)	5,000,000	4,746,000
		11,760,527
Food Service 0.7%
Aramark Services, Inc.
6.375%, due 5/1/25 (a)	12,185,000	12,185,000
	Principal Amount	Value

Forest Products & Paper 0.3%
Mercer International, Inc.
5.50%, due 1/15/26	$ 4,925,000	$ 4,728,699
Smurfit Kappa Treasury Funding DAC
7.50%, due 11/20/25	1,000,000	1,051,026
		5,779,725
Gas 0.4%
AmeriGas Partners LP
5.625%, due 5/20/24	6,000,000	5,956,329
Hand & Machine Tools 0.4%
Regal Rexnord Corp. (a)
6.05%, due 2/15/26	2,875,000	2,915,585
6.05%, due 4/15/28	3,720,000	3,755,325
		6,670,910
Healthcare-Products 0.4%
Hologic, Inc.
4.625%, due 2/1/28 (a)	1,000,000	972,279
Teleflex, Inc.
4.25%, due 6/1/28 (a)	1,000,000	937,450
Varex Imaging Corp.
7.875%, due 10/15/27 (a)	4,200,000	4,158,000
		6,067,729
Healthcare-Services 3.9%
Acadia Healthcare Co., Inc.
5.50%, due 7/1/28 (a)	2,500,000	2,413,254
Catalent Pharma Solutions, Inc.
5.00%, due 7/15/27 (a)	5,216,000	5,007,360
Encompass Health Corp.
4.50%, due 2/1/28	1,625,000	1,532,140
5.75%, due 9/15/25	4,335,000	4,324,662
HCA, Inc.
5.375%, due 2/1/25	13,100,000	13,106,472
5.875%, due 2/15/26	2,000,000	2,031,125
7.50%, due 12/15/23	10,000,000	10,086,815
7.58%, due 9/15/25	5,623,000	5,771,298
8.36%, due 4/15/24	10,000,000	10,295,944
IQVIA, Inc.
5.00%, due 10/15/26 (a)	5,515,000	5,417,670
ModivCare, Inc.
5.875%, due 11/15/25 (a)	6,000,000	5,733,120
		65,719,860
Holding Companies-Diversified 1.1%
Benteler International AG
10.50%, due 5/15/28 (a)(g)	5,050,000	5,163,625
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Holding Companies-Diversified (continued)
Stena International SA
6.125%, due 2/1/25 (a)	$ 13,250,000	$ 12,839,250
		18,002,875
Home Builders 1.5%
Adams Homes, Inc.
7.50%, due 2/15/25 (a)	6,895,000	6,501,312
Century Communities, Inc.
6.75%, due 6/1/27	5,000,000	5,020,035
Installed Building Products, Inc.
5.75%, due 2/1/28 (a)	4,000,000	3,775,914
Meritage Homes Corp.
5.125%, due 6/6/27	1,500,000	1,470,000
6.00%, due 6/1/25	1,000,000	1,005,000
STL Holding Co. LLC
7.50%, due 2/15/26 (a)	1,645,000	1,450,446
Winnebago Industries, Inc.
6.25%, due 7/15/28 (a)	6,475,000	6,261,325
		25,484,032
Household Products & Wares 0.4%
Central Garden & Pet Co.
5.125%, due 2/1/28	5,650,000	5,350,103
Spectrum Brands, Inc.
5.75%, due 7/15/25	1,000,000	990,510
		6,340,613
Housewares 0.1%
Newell Brands, Inc.
4.875%, due 6/1/25	1,750,000	1,702,868
Insurance 0.4%
MGIC Investment Corp.
5.25%, due 8/15/28	1,000,000	955,640
NMI Holdings, Inc.
7.375%, due 6/1/25 (a)	6,485,000	6,575,531
		7,531,171
Internet 1.9%
Cars.com, Inc.
6.375%, due 11/1/28 (a)	3,000,000	2,826,963
Gen Digital, Inc. (a)
5.00%, due 4/15/25	7,175,000	7,092,300
6.75%, due 9/30/27	2,000,000	2,015,439
Go Daddy Operating Co. LLC
5.25%, due 12/1/27 (a)	3,250,000	3,121,576
	Principal Amount	Value

Internet (continued)
Match Group Holdings II LLC
5.00%, due 12/15/27 (a)	$ 1,500,000	$ 1,413,210
Netflix, Inc.
5.75%, due 3/1/24	4,980,000	4,998,426
5.875%, due 2/15/25	665,000	674,518
Uber Technologies, Inc. (a)
6.25%, due 1/15/28	665,000	671,052
7.50%, due 5/15/25	6,345,000	6,440,175
7.50%, due 9/15/27	3,500,000	3,610,194
		32,863,853
Investment Companies 2.1%
FS Energy and Power Fund
7.50%, due 8/15/23 (a)	22,844,000	22,815,445
Icahn Enterprises LP
4.75%, due 9/15/24	12,500,000	12,331,627
		35,147,072
Iron & Steel 0.9%
Allegheny Ludlum LLC
6.95%, due 12/15/25	2,430,000	2,454,300
Big River Steel LLC
6.625%, due 1/31/29 (a)	1,500,000	1,487,647
Mineral Resources Ltd. (a)
8.00%, due 11/1/27	1,500,000	1,527,578
8.125%, due 5/1/27	10,400,000	10,488,192
		15,957,717
Leisure Time 2.4%
Carnival Corp. (a)
5.75%, due 3/1/27	10,150,000	8,353,444
7.625%, due 3/1/26	9,660,000	8,832,962
10.50%, due 2/1/26	17,325,000	18,086,001
Carnival Holdings Bermuda Ltd.
10.375%, due 5/1/28 (a)	3,500,000	3,762,794
Lindblad Expeditions LLC
6.75%, due 2/15/27 (a)	1,825,000	1,715,531
		40,750,732
Lodging 1.4%
Boyd Gaming Corp.
4.75%, due 12/1/27	9,000,000	8,685,759
Genting New York LLC
3.30%, due 2/15/26 (a)	1,000,000	909,248
Hilton Domestic Operating Co., Inc.
5.375%, due 5/1/25 (a)	5,590,000	5,572,849
Hilton Worldwide Finance LLC
4.875%, due 4/1/27	2,690,000	2,653,510

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Corporate Bonds (continued)
Lodging (continued)
Hyatt Hotels Corp.
5.375%, due 4/23/25 (h)	$ 4,070,000	$ 4,085,334
Marriott International, Inc.
Series Z
4.15%, due 12/1/23	1,500,000	1,489,170
Series EE
5.75%, due 5/1/25	932,000	943,946
		24,339,816
Machinery-Diversified 0.8%
Briggs & Stratton Corp. Escrow Claim Shares
6.875%, due 12/15/20 (i)(j)(k)	3,425,000	—
TK Elevator U.S. Newco, Inc.
5.25%, due 7/15/27 (a)	14,163,000	13,240,514
		13,240,514
Media 3.9%
Block Communications, Inc.
4.875%, due 3/1/28 (a)	1,000,000	860,875
CCO Holdings LLC (a)
5.00%, due 2/1/28	16,645,000	15,389,844
5.125%, due 5/1/27	1,500,000	1,415,354
5.50%, due 5/1/26	13,485,000	13,238,172
CSC Holdings LLC
5.25%, due 6/1/24	9,250,000	9,018,600
11.25%, due 5/15/28 (a)	4,020,000	4,006,332
DIRECTV Financing LLC
5.875%, due 8/15/27 (a)	6,750,000	5,923,596
LCPR Senior Secured Financing DAC
6.75%, due 10/15/27 (a)	11,000,000	10,448,762
Sterling Entertainment Enterprises LLC
10.25%, due 1/15/25 (b)(i)(k)	3,000,000	2,795,700
Videotron Ltd.
5.125%, due 4/15/27 (a)	3,500,000	3,377,500
		66,474,735
Metal Fabricate & Hardware 0.1%
Advanced Drainage Systems, Inc.
5.00%, due 9/30/27 (a)	1,500,000	1,434,375
Mining 1.7%
Arconic Corp.
6.00%, due 5/15/25 (a)	3,000,000	2,982,630
Century Aluminum Co.
7.50%, due 4/1/28 (a)	6,790,000	6,403,203
	Principal Amount	Value

Mining (continued)
Compass Minerals International, Inc.
4.875%, due 7/15/24 (a)	$ 10,310,000	$ 10,206,900
First Quantum Minerals Ltd.
7.50%, due 4/1/25 (a)	4,300,000	4,289,035
IAMGOLD Corp.
5.75%, due 10/15/28 (a)	3,000,000	2,370,060
Novelis Corp.
3.25%, due 11/15/26 (a)	3,500,000	3,204,124
		29,455,952
Miscellaneous—Manufacturing 1.3%
Amsted Industries, Inc.
5.625%, due 7/1/27 (a)	6,115,000	5,994,986
EnPro Industries, Inc.
5.75%, due 10/15/26	1,500,000	1,470,000
Gates Global LLC
6.25%, due 1/15/26 (a)	3,225,000	3,192,750
Hillenbrand, Inc.
5.00%, due 9/15/26 (h)	6,080,000	5,913,347
5.75%, due 6/15/25	3,515,000	3,505,510
LSB Industries, Inc.
6.25%, due 10/15/28 (a)	3,000,000	2,640,224
		22,716,817
Oil & Gas 6.3%
Ascent Resources Utica Holdings LLC (a)
7.00%, due 11/1/26	3,900,000	3,773,917
9.00%, due 11/1/27	1,556,000	1,923,605
California Resources Corp.
7.125%, due 2/1/26 (a)	4,520,000	4,565,471
Chevron USA, Inc.
3.90%, due 11/15/24	4,550,000	4,521,500
Chord Energy Corp.
6.375%, due 6/1/26 (a)	2,780,000	2,765,639
Civitas Resources, Inc.
5.00%, due 10/15/26 (a)	1,500,000	1,410,000
Encino Acquisition Partners Holdings LLC
8.50%, due 5/1/28 (a)	5,250,000	4,655,019
EQT Corp.
6.125%, due 2/1/25 (h)	7,850,000	7,870,960
Gulfport Energy Corp.
8.00%, due 5/17/26	88,094	88,314
8.00%, due 5/17/26 (a)	4,510,560	4,521,836
Gulfport Energy Operating Corp. Escrow Claim Shares (i)(j)
6.00%, due 10/15/24	2,245,000	—
6.625%, due 5/1/23	4,452,000	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Hess Corp.
3.50%, due 7/15/24	$ 910,000	$ 892,957
Matador Resources Co.
5.875%, due 9/15/26	8,120,000	7,962,696
Occidental Petroleum Corp.
5.50%, due 12/1/25	2,000,000	2,006,302
5.55%, due 3/15/26	1,000,000	1,008,390
5.875%, due 9/1/25	3,160,000	3,193,580
Parkland Corp.
5.875%, due 7/15/27 (a)	6,910,000	6,728,737
PDC Energy, Inc.
5.75%, due 5/15/26	2,775,000	2,693,735
6.125%, due 9/15/24	2,450,000	2,431,586
Permian Resources Operating LLC (a)
5.375%, due 1/15/26	6,100,000	5,805,993
7.75%, due 2/15/26	3,000,000	3,033,750
Range Resources Corp.
4.875%, due 5/15/25	3,900,000	3,847,311
ROCC Holdings LLC
9.25%, due 8/15/26 (a)	871,000	934,147
Southwestern Energy Co.
5.70%, due 1/23/25 (h)	2,199,000	2,194,481
Talos Production, Inc.
12.00%, due 1/15/26	11,410,000	12,066,075
Transocean Poseidon Ltd.
6.875%, due 2/1/27 (a)	6,093,750	5,943,959
Transocean Titan Financing Ltd.
8.375%, due 2/1/28 (a)	4,400,000	4,484,612
Viper Energy Partners LP
5.375%, due 11/1/27 (a)	1,500,000	1,449,975
Vital Energy, Inc.
10.125%, due 1/15/28	4,380,000	4,403,302
		107,177,849
Oil & Gas Services 0.6%
Bristow Group, Inc.
6.875%, due 3/1/28 (a)	4,000,000	3,816,474
Nine Energy Service, Inc.
13.00%, due 2/1/28	4,500,000	4,140,000
Weatherford International Ltd. (a)
6.50%, due 9/15/28	1,000,000	1,000,000
11.00%, due 12/1/24	982,000	1,011,322
		9,967,796
Packaging & Containers 0.3%
Cascades, Inc.
5.125%, due 1/15/26 (a)	4,831,000	4,590,438
	Principal Amount	Value

Packaging & Containers (continued)
Sealed Air Corp.
6.125%, due 2/1/28 (a)	$ 935,000	$ 948,745
		5,539,183
Pharmaceuticals 1.7%
1375209 BC Ltd.
9.00%, due 1/30/28 (a)	3,600,000	3,564,000
Bausch Health Cos., Inc.
11.00%, due 9/30/28 (a)	4,435,000	3,575,719
Endo DAC
5.875%, due 10/15/24 (a)(j)(l)	13,150,000	9,336,500
Prestige Brands, Inc.
5.125%, due 1/15/28 (a)	11,755,000	11,400,822
		27,877,041
Pipelines 5.4%
Antero Midstream Partners LP
5.75%, due 3/1/27 (a)	7,690,000	7,438,672
EnLink Midstream LLC
5.625%, due 1/15/28 (a)	3,700,000	3,644,110
EQM Midstream Partners LP
4.125%, due 12/1/26	675,000	612,528
6.00%, due 7/1/25 (a)	2,195,000	2,156,440
FTAI Infra Escrow Holdings LLC
10.50%, due 6/1/27 (a)	2,700,000	2,727,000
Genesis Energy LP
6.25%, due 5/15/26	4,500,000	4,335,679
6.50%, due 10/1/25	4,140,000	4,052,799
8.00%, due 1/15/27	6,000,000	5,987,515
Hess Midstream Operations LP
5.625%, due 2/15/26 (a)	7,224,000	7,110,800
Holly Energy Partners LP
6.375%, due 4/15/27 (a)	3,538,000	3,484,792
New Fortress Energy, Inc. (a)
6.50%, due 9/30/26	4,000,000	3,683,321
6.75%, due 9/15/25	1,000,000	952,337
NGL Energy Operating LLC
7.50%, due 2/1/26 (a)	4,805,000	4,607,084
NuStar Logistics LP
5.75%, due 10/1/25	1,500,000	1,471,099
6.00%, due 6/1/26	875,000	861,061
Plains All American Pipeline LP
Series B
8.974% (3 Month LIBOR + 4.11%), due 5/30/23 (e)(f)	18,663,000	16,423,440
Rockies Express Pipeline LLC
3.60%, due 5/15/25 (a)	3,805,000	3,606,328
Summit Midstream Holdings LLC
8.50%, due 10/15/26 (a)	8,355,000	8,020,800

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Tallgrass Energy Partners LP (a)
5.50%, due 1/15/28	$ 1,000,000	$ 925,168
6.00%, due 3/1/27	575,000	554,776
TransMontaigne Partners LP
6.125%, due 2/15/26	4,600,000	4,000,252
Western Midstream Operating LP
4.65%, due 7/1/26	4,315,000	4,195,044
		90,851,045
Real Estate 0.7%
Newmark Group, Inc.
6.125%, due 11/15/23	12,225,000	12,152,139
Real Estate Investment Trusts 2.7%
GLP Capital LP
5.25%, due 6/1/25	2,500,000	2,453,284
5.375%, due 4/15/26	700,000	692,891
MPT Operating Partnership LP
5.00%, due 10/15/27	4,400,000	3,685,702
5.25%, due 8/1/26	5,000,000	4,452,726
RHP Hotel Properties LP
4.75%, due 10/15/27	3,375,000	3,172,500
VICI Properties LP (a)
3.50%, due 2/15/25	9,615,000	9,238,957
4.625%, due 6/15/25	2,985,000	2,899,530
5.625%, due 5/1/24	19,681,000	19,584,882
		46,180,472
Retail 3.3%
1011778 B.C. Unlimited Liability Co.
3.875%, due 1/15/28 (a)	7,500,000	7,034,534
Asbury Automotive Group, Inc.
4.50%, due 3/1/28	5,000,000	4,542,182
CEC Entertainment LLC
6.75%, due 5/1/26 (a)	2,830,000	2,690,190
Dave & Buster's, Inc.
7.625%, due 11/1/25 (a)	2,160,000	2,196,050
Group 1 Automotive, Inc.
4.00%, due 8/15/28 (a)	1,000,000	887,361
Ken Garff Automotive LLC
4.875%, due 9/15/28 (a)	3,000,000	2,620,125
KFC Holding Co.
4.75%, due 6/1/27 (a)	9,157,000	9,008,657
Murphy Oil USA, Inc.
5.625%, due 5/1/27	3,820,000	3,762,700
NMG Holding Co., Inc.
7.125%, due 4/1/26 (a)	16,883,000	15,688,786
	Principal Amount	Value

Retail (continued)
Patrick Industries, Inc.
7.50%, due 10/15/27 (a)	$ 2,906,000	$ 2,855,639
Penske Automotive Group, Inc.
3.50%, due 9/1/25	3,075,000	2,938,045
PetSmart, Inc.
4.75%, due 2/15/28 (a)	1,800,000	1,701,268
Ultra Resources, Inc. Escrow Claim Shares
6.875%, due 4/15/22 (a)(b)(i)(j)	4,455,000	—
		55,925,537
Software 2.4%
ACI Worldwide, Inc.
5.75%, due 8/15/26 (a)	2,500,000	2,490,625
Camelot Finance SA
4.50%, due 11/1/26 (a)	10,750,000	10,181,098
CWT Travel Group, Inc. (a)
8.50%, due 11/19/26	1,250,000	881,380
8.50%, due 11/19/26	1,608,846	1,134,404
Open Text Corp. (a)
3.875%, due 2/15/28	2,000,000	1,772,220
6.90%, due 12/1/27	2,850,000	2,943,631
PTC, Inc. (a)
3.625%, due 2/15/25	10,320,000	9,952,436
4.00%, due 2/15/28	1,905,000	1,771,318
SS&C Technologies, Inc.
5.50%, due 9/30/27 (a)	6,000,000	5,807,496
Veritas US, Inc.
7.50%, due 9/1/25 (a)	5,570,000	4,226,597
		41,161,205
Telecommunications 4.1%
Connect Finco SARL
6.75%, due 10/1/26 (a)	7,170,000	6,833,390
Sprint LLC
7.625%, due 2/15/25	1,400,000	1,442,494
7.875%, due 9/15/23	29,145,000	29,380,931
T-Mobile USA, Inc.
2.25%, due 2/15/26	24,000,000	22,335,108
4.75%, due 2/1/28	7,555,000	7,517,638
5.375%, due 4/15/27	570,000	575,285
Viasat, Inc.
5.625%, due 9/15/25 (a)	1,525,000	1,456,375
		69,541,221
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Toys, Games & Hobbies 0.6%
Mattel, Inc. (a)
3.375%, due 4/1/26	$ 5,469,000	$ 5,173,107
5.875%, due 12/15/27	4,265,000	4,270,250
		9,443,357
Transportation 0.6%
Watco Cos. LLC
6.50%, due 6/15/27 (a)	8,940,000	8,668,980
XPO Escrow Sub LLC
7.50%, due 11/15/27 (a)	1,500,000	1,537,477
		10,206,457
Total Corporate Bonds (Cost $1,336,481,926)		1,297,800,654
Loan Assignments 15.9%
Aerospace & Defense 0.2%
SkyMiles IP Ltd.
Initial Term Loan
8.798% (3 Month SOFR + 3.75%), due 10/20/27 (e)	4,050,000	4,190,831
Automobile 0.2%
Dealer Tire Financial LLC
Term Loan B2
9.482% (1 Month SOFR + 4.50%), due 12/14/27 (e)	3,491,250	3,467,974
Banking 0.1%
Jane Street Group LLC
Dollar Term Loan
7.775% (1 Month LIBOR + 2.75%), due 1/26/28 (e)	2,462,217	2,450,674
Beverage, Food & Tobacco 0.4%
B&G Foods, Inc.
Tranche Term Loan B4
7.525% (1 Month LIBOR + 2.50%), due 10/10/26 (e)	2,708,205	2,601,569
United Natural Foods, Inc.
Initial Term Loan
8.347% (1 Month SOFR + 3.25%), due 10/22/25 (e)	3,666,877	3,666,877
		6,268,446
	Principal Amount	Value

Chemicals 0.2%
ASP Unifrax Holdings, Inc.
First Lien USD Term Loan
8.909% (3 Month SOFR + 3.75%), due 12/12/25 (e)	$ 3,969,018	$ 3,653,978
Chemicals, Plastics & Rubber 1.9%
Avient Corp.
Term Loan B6
7.926% (3 Month SOFR + 3.25%), due 8/29/29 (e)	2,533,647	2,541,037
Innophos Holdings, Inc.
Initial Term Loan
8.275% (1 Month LIBOR + 3.25%), due 2/5/27 (e)	8,165,858	8,071,445
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
8.525% (1 Month LIBOR + 3.50%), due 5/5/28 (e)	16,518,699	16,491,592
SCIH Salt Holdings, Inc.
First Lien Incremental Term Loan B1
9.025% (1 Month LIBOR + 4.00%), due 3/16/27 (e)	5,971,108	5,835,689
		32,939,763
Construction & Buildings 0.1%
Installed Building Products, Inc.
Initial Term Loan
7.347% (1 Month SOFR + 2.25%), due 12/14/28 (e)	1,382,500	1,376,624
Electronics 1.0%
Camelot U.S. Acquisition 1 Co. (e)
Initial Term Loan
8.025% (1 Month LIBOR + 3.00%), due 10/30/26	7,636,624	7,625,490
Amendment No. 2 Incremental Term Loan
8.025% (1 Month LIBOR + 3.00%), due 10/30/26	4,353,176	4,346,646
WEX, Inc.
Term Loan B
7.347% (1 Month SOFR + 2.25%), due 3/31/28 (e)	4,983,151	4,968,023
		16,940,159

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Loan Assignments (continued)
Energy (Electricity) 0.3%
Talen Energy Supply LLC
Term Loan B
9.59% (3 Month SOFR + 4.50%), due 4/26/30	$ 2,761,905	$ 2,696,310
Term Loan C
9.59% (3 Month SOFR + 4.50%), due 4/26/30	2,238,095	2,184,940
		4,881,250
Entertainment 0.2%
NAI Entertainment Holdings LLC
Tranche Term Loan B
7.53% (1 Month LIBOR + 2.50%), due 5/8/25 (e)	3,261,667	2,976,271
Finance 0.8%
Mileage Plus Holdings LLC
Initial Term Loan
10.213% (3 Month LIBOR + 5.25%), due 6/21/27 (e)	2,125,000	2,209,203
RealTruck Group, Inc.
Initial Term Loan
8.775% (1 Month LIBOR + 3.75%), due 1/31/28 (e)	8,768,989	7,957,858
Schweitzer-Mauduit International, Inc.
Term Loan B
8.813% (1 Month LIBOR + 3.75%), due 4/20/28 (e)	3,291,375	3,159,720
		13,326,781
Healthcare & Pharmaceuticals 0.2%
Owens & Minor, Inc.
Term Loan B1 8.715% - 8.832%
(1 Month SOFR + 3.75%, 3 Month SOFR + 3.75%, 6 Month SOFR + 3.75%), due 3/29/29 (e)	3,601,333	3,569,822
Healthcare, Education & Childcare 1.3%
LifePoint Health, Inc.
First Lien Term Loan B
9.023% (3 Month LIBOR + 3.75%), due 11/16/25 (e)	15,213,139	14,287,678
	Principal Amount	Value

Healthcare, Education & Childcare (continued)
Organon & Co.
Dollar Term Loan
8.00% (3 Month LIBOR + 3.00%), due 6/2/28 (e)	$ 7,627,500	$ 7,608,431
		21,896,109
High Tech Industries 0.6%
Open Text Corp.
Term Loan B
8.582% (1 Month SOFR + 3.50%), due 1/31/30 (e)	10,124,625	10,111,969
Hotels, Motels, Inns & Gaming 0.4%
Caesars Entertainment, Inc.
2023 Incremental Term Loan B
8.332% (1 Month SOFR + 3.25%), due 2/6/30 (e)	2,000,000	1,992,500
Four Seasons Holdings, Inc.
2022 Refinancing Term Loan
8.332% (1 Month SOFR + 3.25%), due 11/30/29 (e)	5,315,501	5,322,885
		7,315,385
Insurance 0.6%
USI, Inc.
2022 Incremental Term Loan
8.648% (3 Month SOFR + 3.75%), due 11/22/29 (e)	9,658,194	9,630,021
Leisure, Amusement, Motion Pictures & Entertainment 0.1%
NASCAR Holdings LLC
Initial Term Loan
7.34% (1 Month SOFR + 2.50%), due 10/19/26 (e)	1,528,766	1,530,295
Manufacturing 0.8%
Adient U.S. LLC
Term Loan B1
8.347% (1 Month SOFR + 3.25%), due 4/10/28 (e)	6,032,500	6,025,901
Chart Industries, Inc.
Amendment No. 3 Term Loan
8.74% (1 Month SOFR + 3.75%), due 3/15/30 (e)	6,000,000	5,951,250
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Manufacturing (continued)
Summit Materials LLC
Term Loan B-1
8.491% (6 Month SOFR + 3.00%), due 12/14/27 (e)	$ 1,995,000	$ 1,998,116
		13,975,267
Media 1.6%
Block Communications, Inc.
Term Loan
7.409% (3 Month LIBOR + 2.25%), due 2/25/27 (e)	11,397,500	11,231,290
DIRECTV Financing LLC
Closing Date Term Loan
10.025% (1 Month LIBOR + 5.00%), due 8/2/27 (e)	11,976,185	11,517,102
Lamar Media Corp.
Term Loan B
6.51% (1 Month LIBOR + 1.50%), due 2/5/27 (e)	5,000,000	4,880,000
		27,628,392
Mining, Steel, Iron & Non-Precious Metals 0.2%
Gates Global LLC
Initial Dollar Term Loan B3
7.582% (1 Month SOFR + 2.50%), due 3/31/27 (e)	2,984,733	2,975,140
Oil & Gas 0.9%
Ascent Resources Utica Holdings LLC
Second Lien Term Loan
14.211% (3 Month LIBOR + 9.00%), due 11/1/25 (e)	3,240,000	3,430,350
Brazos Delaware II LLC
Initial Term Loan
8.583% (1 Month SOFR + 3.75%), due 2/11/30 (e)	5,400,000	5,324,065
PetroQuest Energy LLC (b)(i)
Term Loan
12.34% (12.07% PIK) (1 Month LIBOR + 7.50%), due 11/8/23 (d)(e)	3,910,080	3,010,761
Term Loan
12.34% (1 Month LIBOR + 7.50%), due 1/1/28 (e)	331,362	331,362
2020 Term Loan
12.348% (12.13% PIK), due 9/19/26 (d)	254,477	254,477
	Principal Amount	Value

Oil & Gas (continued)
TransMontaigne Operating Co. LP
Tranche Term Loan B 8.51% - 8.525%
(1 Month LIBOR + 3.50%), due 11/17/28 (e)	$ 2,958,080	$ 2,923,879
		15,274,894
Personal, Food & Miscellaneous Services 0.4%
KFC Holding Co.
2021 Term Loan B
6.709% (1 Month LIBOR + 1.75%), due 3/15/28 (e)	2,585,427	2,568,805
WW International, Inc.
Initial Term Loan
8.53% (1 Month LIBOR + 3.50%), due 4/13/28 (e)	5,043,625	3,442,274
		6,011,079
Retail 1.6%
Great Outdoors Group LLC
Term Loan B2
8.775% (1 Month LIBOR + 3.75%), due 3/6/28 (e)	27,338,387	27,079,656
Services Business 0.2%
GIP II Blue Holding LP
Initial Term Loan
9.659% (3 Month LIBOR + 4.50%), due 9/29/28 (e)	2,749,435	2,740,271
Software 0.4%
Cloud Software Group, Inc.
First Lien Dollar Term Loan B
9.498% (3 Month SOFR + 4.50%), due 3/30/29 (e)	7,943,189	7,416,953
Telecommunications 0.5%
Connect Finco SARL
Amendement No.1 Refinancing Term Loan
8.53% (1 Month LIBOR + 3.50%), due 12/11/26 (e)	8,633,000	8,577,498
Utilities 0.7%
Constellation Renewables LLC
Term Loan
7.46% (3 Month SOFR + 2.50%), due 12/15/27 (e)	2,767,423	2,752,722

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Loan Assignments (continued)
Utilities (continued)
PG&E Corp.
Term Loan
8.063% (1 Month LIBOR + 3.00%), due 6/23/25 (e)	$ 9,204,369	$ 9,175,605
		11,928,327
Total Loan Assignments (Cost $272,664,569)		270,133,829
Total Long-Term Bonds (Cost $1,639,243,919)		1,596,183,646

	Shares
Common Stocks 0.7%
Electrical Equipment 0.1%
Energy Technologies, Inc. (b)(c)(i)	2,021	858,925
Energy Equipment & Services 0.0% ‡
Nine Energy Service, Inc. (c)	22,500	86,850
Hotels, Restaurants & Leisure 0.1%
Carlson Travel, Inc. (b)(c)(k)	266,775	1,600,650
Independent Power and Renewable Electricity Producers 0.1%
GenOn Energy, Inc. (k)	20,915	1,934,637
Oil, Gas & Consumable Fuels 0.4%
Gulfport Energy Corp. (c)	71,502	6,468,071
PetroQuest Energy, Inc. (b)(c)(i)	11,867	—
Talos Energy, Inc. (c)	71,517	974,777
		7,442,848
Total Common Stocks (Cost $16,259,131)		11,923,910
Convertible Preferred Stock 0.1%
Hotels, Restaurants & Leisure 0.1%
CWT Travel Holdings, Inc., 15.00% (a)(b)(c)(f)	14,495	1,159,600
Total Convertible Preferred Stock (Cost $1,198,536)		1,159,600
	Shares	Value
Preferred Stock 0.2%
Electrical Equipment 0.2%
Energy Technologies Ltd. (b)(c)(i)	4,501	$ 3,600,800
Total Preferred Stock (Cost $4,295,472)		3,600,800
Total Investments (Cost $1,660,997,058)	95.2%	1,612,867,956
Other Assets, Less Liabilities	4.8	81,843,440
Net Assets	100.0%	$ 1,694,711,396

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Illiquid security—As of April 30, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $15,222,240, which represented 0.9% of the Fund’s net assets.
(c)	Non-income producing security.
(d)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(e)	Floating rate—Rate shown was the rate in effect as of April 30, 2023.
(f)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(g)	Delayed delivery security.
(h)	Step coupon—Rate shown was the rate in effect as of April 30, 2023.
(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(j)	Issue in non-accrual status.
(k)	Restricted security. (See Note 5)
(l)	Issue in default.

Abbreviation(s):
LIBOR—London Interbank Offered Rate
SOFR—Secured Overnight Financing Rate
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$ —	$ 28,249,163	$ —	$ 28,249,163
Corporate Bonds	—	1,295,004,954	2,795,700	1,297,800,654
Loan Assignments	—	266,537,229	3,596,600	270,133,829
Total Long-Term Bonds	—	1,589,791,346	6,392,300	1,596,183,646
Common Stocks	7,529,698	3,535,287	858,925	11,923,910
Convertible Preferred Stock	—	1,159,600	—	1,159,600
Preferred Stock	—	—	3,600,800	3,600,800
Total Investments in Securities	$ 7,529,698	$ 1,594,486,233	$ 10,852,025	$ 1,612,867,956

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Short Duration High Yield Fund

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in securities, at value (identified cost $1,660,997,058)	$1,612,867,956
Cash	69,097,925
Due from custodian	1,275,000
Receivables:
Interest	22,736,265
Fund shares sold	10,257,878
Investment securities sold	500,835
Other assets	429,734
Total assets	1,717,165,593
Liabilities
Payables:
Investment securities purchased	17,225,226
Fund shares redeemed	3,267,338
Manager (See Note 3)	886,211
Transfer agent (See Note 3)	164,585
NYLIFE Distributors (See Note 3)	86,868
Professional fees	30,420
Custodian	12,974
Shareholder communication	9,281
Accrued expenses	2,397
Distributions payable	768,897
Total liabilities	22,454,197
Net assets	$1,694,711,396
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 182,203
Additional paid-in-capital	1,803,435,768
1,803,617,971
Total distributable earnings (loss)	(108,906,575)
Net assets	$1,694,711,396
Class A
Net assets applicable to outstanding shares	$ 311,886,795
Shares of beneficial interest outstanding	33,536,481
Net asset value per share outstanding	$ 9.30
Maximum sales charge (3.00% of offering price)	0.29
Maximum offering price per share outstanding	$ 9.59
Investor Class
Net assets applicable to outstanding shares	$ 5,544,807
Shares of beneficial interest outstanding	596,156
Net asset value per share outstanding	$ 9.30
Maximum sales charge (2.50% of offering price)	0.24
Maximum offering price per share outstanding	$ 9.54
Class C
Net assets applicable to outstanding shares	$ 26,760,236
Shares of beneficial interest outstanding	2,878,139
Net asset value and offering price per share outstanding	$ 9.30
Class I
Net assets applicable to outstanding shares	$1,349,797,029
Shares of beneficial interest outstanding	145,114,389
Net asset value and offering price per share outstanding	$ 9.30
Class R2
Net assets applicable to outstanding shares	$ 508,042
Shares of beneficial interest outstanding	54,640
Net asset value and offering price per share outstanding	$ 9.30
Class R3
Net assets applicable to outstanding shares	$ 214,487
Shares of beneficial interest outstanding	23,067
Net asset value and offering price per share outstanding	$ 9.30

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$48,156,990
Dividends	265,545
Total income	48,422,535
Expenses
Manager (See Note 3)	4,994,073
Transfer agent (See Note 3)	775,342
Distribution/Service—Class A (See Note 3)	380,199
Distribution/Service—Investor Class (See Note 3)	6,670
Distribution/Service—Class C (See Note 3)	131,594
Distribution/Service—Class R2 (See Note 3)	623
Distribution/Service—Class R3 (See Note 3)	503
Professional fees	79,840
Registration	71,505
Custodian	17,844
Shareholder communication	16,893
Trustees	16,117
Shareholder service (See Note 3)	350
Miscellaneous	21,783
Total expenses before waiver/reimbursement	6,513,336
Expense waiver/reimbursement from Manager (See Note 3)	(12,722)
Reimbursement from prior custodian(a)	(2,986)
Net expenses	6,497,628
Net investment income (loss)	41,924,907
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(1,389,639)
Net change in unrealized appreciation (depreciation) on investments	35,751,265
Net realized and unrealized gain (loss)	34,361,626
Net increase (decrease) in net assets resulting from operations	$76,286,533

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Short Duration High Yield Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 41,924,907	$ 58,572,893
Net realized gain (loss)	(1,389,639)	1,650,212
Net change in unrealized appreciation (depreciation)	35,751,265	(114,848,772)
Net increase (decrease) in net assets resulting from operations	76,286,533	(54,625,667)
Distributions to shareholders:
Class A	(8,086,172)	(12,418,690)
Investor Class	(138,952)	(224,189)
Class C	(588,972)	(955,093)
Class I	(33,895,623)	(46,971,570)
Class R2	(12,962)	(19,878)
Class R3	(5,058)	(6,002)
Total distributions to shareholders	(42,727,739)	(60,595,422)
Capital share transactions:
Net proceeds from sales of shares	615,243,436	809,391,209
Net asset value of shares issued to shareholders in reinvestment of distributions	38,299,242	53,702,017
Cost of shares redeemed	(360,013,393)	(873,263,765)
Increase (decrease) in net assets derived from capital share transactions	293,529,285	(10,170,539)
Net increase (decrease) in net assets	327,088,079	(125,391,628)
Net Assets
Beginning of period	1,367,623,317	1,493,014,945
End of period	$1,694,711,396	$1,367,623,317
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.09	$ 9.83	$ 9.45	$ 9.84	$ 9.76	$ 9.96
Net investment income (loss)	0.24(a)	0.37(a)	0.37(a)	0.42	0.44	0.42
Net realized and unrealized gain (loss)	0.21	(0.73)	0.42	(0.37)	0.08	(0.21)
Total from investment operations	0.45	(0.36)	0.79	0.05	0.52	0.21
Less distributions:
From net investment income	(0.24)	(0.38)	(0.41)	(0.44)	(0.44)	(0.41)
Return of capital	—	—	(0.00)‡	—	—	—
Total distributions	(0.24)	(0.38)	(0.41)	(0.44)	(0.44)	(0.41)
Net asset value at end of period	$ 9.30	$ 9.09	$ 9.83	$ 9.45	$ 9.84	$ 9.76
Total investment return (b)	5.03%	(3.66)%	8.40%	0.65%	5.40%	2.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.28%††	3.92%	3.78%	4.46%	4.48%	4.06%
Net expenses (c)	1.02%††	1.02%	1.01%	1.02%	1.04%	1.05%
Expenses (before waiver/reimbursement) (c)	1.03%††	1.02%	1.01%	1.02%	1.04%	1.07%
Portfolio turnover rate	8%	30%	47%	64%	32%	62%
Net assets at end of period (in 000’s)	$ 311,887	$ 300,909	$ 303,646	$ 252,753	$ 237,475	$ 180,140

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Short Duration High Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.09	$ 9.83	$ 9.46	$ 9.84	$ 9.76	$ 9.96
Net investment income (loss)	0.24(a)	0.36(a)	0.37(a)	0.42	0.43	0.40
Net realized and unrealized gain (loss)	0.21	(0.72)	0.40	(0.36)	0.08	(0.20)
Total from investment operations	0.45	(0.36)	0.77	0.06	0.51	0.20
Less distributions:
From net investment income	(0.24)	(0.38)	(0.40)	(0.44)	(0.43)	(0.40)
Return of capital	—	—	(0.00)‡	—	—	—
Total distributions	(0.24)	(0.38)	(0.40)	(0.44)	(0.43)	(0.40)
Net asset value at end of period	$ 9.30	$ 9.09	$ 9.83	$ 9.46	$ 9.84	$ 9.76
Total investment return (b)	4.99%	(3.73)%	8.18%	0.67%	5.33%	2.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.19%††	3.82%	3.72%	4.38%	4.40%	4.03%
Net expenses (c)	1.11%††	1.10%	1.10%	1.11%	1.11%	1.09%
Expenses (before waiver/reimbursement) (c)	1.11%††	1.10%	1.10%	1.11%	1.11%	1.11%
Portfolio turnover rate	8%	30%	47%	64%	32%	62%
Net assets at end of period (in 000's)	$ 5,545	$ 5,400	$ 5,780	$ 6,278	$ 7,156	$ 6,193

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.09	$ 9.83	$ 9.45	$ 9.84	$ 9.76	$ 9.96
Net investment income (loss)	0.20(a)	0.29(a)	0.29(a)	0.34	0.36	0.32
Net realized and unrealized gain (loss)	0.21	(0.72)	0.41	(0.37)	0.08	(0.19)
Total from investment operations	0.41	(0.43)	0.70	(0.03)	0.44	0.13
Less distributions:
From net investment income	(0.20)	(0.31)	(0.32)	(0.36)	(0.36)	(0.33)
Return of capital	—	—	(0.00)‡	—	—	—
Total distributions	(0.20)	(0.31)	(0.32)	(0.36)	(0.36)	(0.33)
Net asset value at end of period	$ 9.30	$ 9.09	$ 9.83	$ 9.45	$ 9.84	$ 9.76
Total investment return (b)	4.60%	(4.46)%	7.48%	(0.19)%	4.54%	1.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.44%††	3.05%	2.98%	3.64%	3.65%	3.28%
Net expenses (c)	1.86%††	1.85%	1.85%	1.86%	1.86%	1.84%
Expenses (before waiver/reimbursement) (c)	1.86%††	1.85%	1.85%	1.86%	1.86%	1.86%
Portfolio turnover rate	8%	30%	47%	64%	32%	62%
Net assets at end of period (in 000’s)	$ 26,760	$ 25,772	$ 35,636	$ 40,948	$ 48,550	$ 48,415

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Short Duration High Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.09	$ 9.84	$ 9.46	$ 9.84	$ 9.76	$ 9.97
Net investment income (loss)	0.25(a)	0.39(a)	0.40(a)	0.45	0.46	0.43
Net realized and unrealized gain (loss)	0.21	(0.73)	0.41	(0.36)	0.08	(0.21)
Total from investment operations	0.46	(0.34)	0.81	0.09	0.54	0.22
Less distributions:
From net investment income	(0.25)	(0.41)	(0.43)	(0.47)	(0.46)	(0.43)
Return of capital	—	—	(0.00)‡	—	—	—
Total distributions	(0.25)	(0.41)	(0.43)	(0.47)	(0.46)	(0.43)
Net asset value at end of period	$ 9.30	$ 9.09	$ 9.84	$ 9.46	$ 9.84	$ 9.76
Total investment return (b)	5.16%	(3.52)%	8.66%	1.01%	5.67%	2.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.53%††	4.14%	4.05%	4.72%	4.73%	4.31%
Net expenses (c)	0.78%††(d)	0.77%	0.76%	0.77%	0.79%	0.80%
Expenses (before waiver/reimbursement) (c)	0.78%††	0.77%	0.76%	0.77%	0.79%	0.82%
Portfolio turnover rate	8%	30%	47%	64%	32%	62%
Net assets at end of period (in 000’s)	$ 1,349,797	$ 1,034,873	$ 1,147,287	$ 1,101,084	$ 1,268,856	$ 771,533

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R2		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.09	$ 9.83	$ 9.45	$ 9.84	$ 9.76	$ 9.96
Net investment income (loss)	0.24(a)	0.36(a)	0.36(a)	0.41	0.40	0.39
Net realized and unrealized gain (loss)	0.21	(0.72)	0.41	(0.37)	0.11	(0.20)
Total from investment operations	0.45	(0.36)	0.77	0.04	0.51	0.19
Less distributions:
From net investment income	(0.24)	(0.38)	(0.39)	(0.43)	(0.43)	(0.39)
Return of capital	—	—	(0.00)‡	—	—	—
Total distributions	(0.24)	(0.38)	(0.39)	(0.43)	(0.43)	(0.39)
Net asset value at end of period	$ 9.30	$ 9.09	$ 9.83	$ 9.45	$ 9.84	$ 9.76
Total investment return (b)	4.97%	(3.75)%	8.29%	0.55%	5.31%	1.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.17%††	3.82%	3.71%	4.36%	4.34%	3.97%
Net expenses (c)	1.13%††(d)	1.12%	1.11%	1.12%	1.14%	1.15%
Expenses (before waiver/reimbursement) (c)	1.13%††	1.12%	1.11%	1.12%	1.14%	1.17%
Portfolio turnover rate	8%	30%	47%	64%	32%	62%
Net assets at end of period (in 000’s)	$ 508	$ 495	$ 508	$ 523	$ 538	$ 63

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Short Duration High Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R3		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.09	$ 9.83	$ 9.46	$ 9.84	$ 9.76	$ 9.97
Net investment income (loss)	0.23(a)	0.34(a)	0.34(a)	0.40	0.39	0.37
Net realized and unrealized gain (loss)	0.21	(0.73)	0.40	(0.37)	0.09	(0.21)
Total from investment operations	0.44	(0.39)	0.74	0.03	0.48	0.16
Less distributions:
From net investment income	(0.23)	(0.35)	(0.37)	(0.41)	(0.40)	(0.37)
Return of capital	—	—	(0.00)‡	—	—	—
Total distributions	(0.23)	(0.35)	(0.37)	(0.41)	(0.40)	(0.37)
Net asset value at end of period	$ 9.30	$ 9.09	$ 9.83	$ 9.46	$ 9.84	$ 9.76
Total investment return (b)	4.85%	(3.99)%	7.89%	0.41%	5.05%	1.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.92%††	3.59%	3.45%	4.13%	4.12%	3.72%
Net expenses (c)	1.38%††(d)	1.37%	1.36%	1.36%	1.39%	1.40%
Expenses (before waiver/reimbursement) (c)	1.38%††	1.37%	1.36%	1.36%	1.39%	1.42%
Portfolio turnover rate	8%	30%	47%	64%	32%	62%
Net assets at end of period (in 000’s)	$ 214	$ 174	$ 158	$ 154	$ 201	$ 58

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Short Duration High Yield Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	December 17, 2012
Investor Class	December 17, 2012
Class C	December 17, 2012
Class I	December 17, 2012
Class R2	December 17, 2012
Class R3	February 29, 2016
Class R6	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective April 15, 2019, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on certain redemptions of such shares made within 18 months of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. Class I, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek high current income. Capital appreciation is a secondary objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.

32	MainStay MacKay Short Duration High Yield Fund

The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the
33

Notes to Financial Statements (Unaudited) (continued)
mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2023 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of April 30, 2023, and can change at any time. Illiquid investments as of April 30, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased

34	MainStay MacKay Short Duration High Yield Fund

for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the London Interbank Offered Rate ("LIBOR") or an alternative reference rate.
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2023, the Fund did not hold any unfunded commitments.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of April 30, 2023, are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks.
Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline
35

Notes to Financial Statements (Unaudited) (continued)
significantly. As a result, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(J) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. In connection with supervisory guidance from regulators, certain regulated entities ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

36	MainStay MacKay Short Duration High Yield Fund

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.65% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses)do not exceed the following percentages of average daily net assets: Class A, 1.02%; Investor Class, 1.13%; Class C, 1.88%; Class I, 0.78%; Class R2, 1.13% and Class R3, 1.38%. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $4,994,073 and waived fees and/or reimbursed certain class specific expenses in the amount of $12,722 and paid the Subadvisor fees in the amount of $2,490,675.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the
Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2023, shareholder service fees incurred by the Fund were as follows:

Class R2	$249
Class R3	101
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $9,834 and $356, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2023, of $15,579 and $4,804, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the
37

Notes to Financial Statements (Unaudited) (continued)
Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$150,629	$—
Investor Class	4,805	—
Class C	23,704	—
Class I	595,858	—
Class R2	247	—
Class R3	99	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class A	$5,921,783	1.9%
Class I	5,833,401	0.4
Class R2	36,454	7.2
Class R3	33,576	15.7
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,663,076,856	$11,047,630	$(61,256,530)	$(50,208,900)
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $56,624,197, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$21,706	$34,918
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$60,595,422

Note 5–Restricted Securities
Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.
As of April 30, 2023, restricted securities held by the Fund were as follows:
Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	4/30/23 Value	Percent of Net Assets
Briggs & Stratton Corp. Escrow Claim Shares
Corporate Bond 6.875%, due 12/15/20	2/26/21	$ 3,425,000	$ 3,724,482	$ —	0.0%
Carlson Travel, Inc.
Common Stock	9/4/20-12/3/21	266,775	5,168,375	1,600,650	0.1
GenOn Energy, Inc.
Common Stock	12/14/18	20,915	2,342,005	1,934,637	0.1
Sterling Entertainment Enterprises LLC
Corporate Bond 10.25%, due 1/15/25	12/28/17	$ 3,000,000	2,985,946	2,795,700	0.2
Total			$ 14,220,808	$ 6,330,987	0.4%

38	MainStay MacKay Short Duration High Yield Fund

Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 7–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 9–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $422,528 and $119,853, respectively.
Note 10–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	5,151,212	$ 47,508,300
Shares issued to shareholders in reinvestment of distributions	788,938	7,282,879
Shares redeemed	(5,563,494)	(51,308,823)
Net increase (decrease) in shares outstanding before conversion	376,656	3,482,356
Shares converted into Class A (See Note 1)	66,742	614,278
Shares converted from Class A (See Note 1)	(10,800)	(99,501)
Net increase (decrease)	432,598	$ 3,997,133
Year ended October 31, 2022:
Shares sold	10,759,390	$ 102,085,502
Shares issued to shareholders in reinvestment of distributions	1,197,905	11,220,427
Shares redeemed	(9,890,216)	(93,600,874)
Net increase (decrease) in shares outstanding before conversion	2,067,079	19,705,055
Shares converted into Class A (See Note 1)	204,711	1,935,164
Shares converted from Class A (See Note 1)	(47,057)	(443,280)
Net increase (decrease)	2,224,733	$ 21,196,939

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	43,216	$ 399,092
Shares issued to shareholders in reinvestment of distributions	14,655	135,290
Shares redeemed	(52,044)	(479,459)
Net increase (decrease) in shares outstanding before conversion	5,827	54,923
Shares converted into Investor Class (See Note 1)	15,115	139,618
Shares converted from Investor Class (See Note 1)	(18,842)	(172,937)
Net increase (decrease)	2,100	$ 21,604
Year ended October 31, 2022:
Shares sold	158,271	$ 1,508,923
Shares issued to shareholders in reinvestment of distributions	23,312	218,463
Shares redeemed	(91,983)	(868,082)
Net increase (decrease) in shares outstanding before conversion	89,600	859,304
Shares converted into Investor Class (See Note 1)	31,348	295,183
Shares converted from Investor Class (See Note 1)	(114,600)	(1,084,877)
Net increase (decrease)	6,348	$ 69,610

39

Notes to Financial Statements (Unaudited) (continued)
Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	615,252	$ 5,662,563
Shares issued to shareholders in reinvestment of distributions	52,935	488,685
Shares redeemed	(570,867)	(5,260,331)
Net increase (decrease) in shares outstanding before conversion	97,320	890,917
Shares converted from Class C (See Note 1)	(54,975)	(505,820)
Net increase (decrease)	42,345	$ 385,097
Year ended October 31, 2022:
Shares sold	484,002	$ 4,528,538
Shares issued to shareholders in reinvestment of distributions	84,579	793,895
Shares redeemed	(1,240,110)	(11,709,219)
Net increase (decrease) in shares outstanding before conversion	(671,529)	(6,386,786)
Shares converted from Class C (See Note 1)	(117,521)	(1,109,859)
Net increase (decrease)	(789,050)	$ (7,496,645)

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	60,820,230	$ 561,641,400
Shares issued to shareholders in reinvestment of distributions	3,288,987	30,374,621
Shares redeemed	(32,820,968)	(302,952,398)
Net increase (decrease) in shares outstanding before conversion	31,288,249	289,063,623
Shares converted into Class I (See Note 1)	10,793	99,501
Shares converted from Class I (See Note 1)	(8,079)	(75,139)
Net increase (decrease)	31,290,963	$ 289,087,985
Year ended October 31, 2022:
Shares sold	74,265,593	$ 701,221,844
Shares issued to shareholders in reinvestment of distributions	4,416,935	41,443,426
Shares redeemed	(81,546,049)	(767,067,867)
Net increase (decrease) in shares outstanding before conversion	(2,863,521)	(24,402,597)
Shares converted into Class I (See Note 1)	46,364	437,491
Shares converted from Class I (See Note 1)	(3,295)	(29,822)
Net increase (decrease)	(2,820,452)	$ (23,994,928)

Class R2	Shares	Amount
Six-month period ended April 30, 2023:
Shares issued to shareholders in reinvestment of distributions	1,404	$ 12,962
Shares redeemed	(1,199)	(11,067)
Net increase (decrease)	205	$ 1,895
Year ended October 31, 2022:
Shares sold	2,492	$ 23,414
Shares issued to shareholders in reinvestment of distributions	2,123	19,878
Shares redeemed	(1,892)	(17,723)
Net increase (decrease)	2,723	$ 25,569

Class R3	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	3,490	$ 32,081
Shares issued to shareholders in reinvestment of distributions	521	4,805
Shares redeemed	(141)	(1,315)
Net increase (decrease)	3,870	$ 35,571
Year ended October 31, 2022:
Shares sold	2,515	$ 22,988
Shares issued to shareholders in reinvestment of distributions	633	5,928
Net increase (decrease)	3,148	$ 28,916
Note 11–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible

40	MainStay MacKay Short Duration High Yield Fund

adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
41

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Short Duration High Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, MacKay personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s

42	MainStay MacKay Short Duration High Yield Fund

decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at MacKay. The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
43

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as the MainStay Group of Funds. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the

44	MainStay MacKay Short Duration High Yield Fund

Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
45

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
46	MainStay MacKay Short Duration High Yield Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
47

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
48	MainStay MacKay Short Duration High Yield Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022284MS043-23	MSSHY10-06/23
(NYLIM) NL232

MainStay MacKay Total Return Bond Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.50% Initial Sales Charge	With sales charges	1/2/2004	3.08%	-5.95%	0.11%	0.67%	0.81%
		Excluding sales charges		7.94	-1.51	1.03	1.13	0.81
Investor Class Shares[3]	Maximum 4.00% Initial Sales Charge	With sales charges	2/28/2008	3.54	-5.72	-0.09	0.54	1.07
		Excluding sales charges		7.85	-1.79	0.84	1.01	1.07
Class B Shares[4]	Maximum 5.00% CDSC	With sales charges	1/2/2004	2.48	-7.29	-0.28	0.26	1.82
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		7.48	-2.55	0.08	0.26	1.82
Class C Shares	Maximum 1.00% CDSC	With sales charges	1/2/2004	6.48	-3.50	0.07	0.26	1.82
	if Redeemed Within One Year of Purchase	Excluding sales charges		7.48	-2.55	0.07	0.26	1.82
Class I Shares	No Sales Charge		1/2/1991	8.25	-1.19	1.33	1.45	0.56
Class R1 Shares	No Sales Charge		6/29/2012	8.01	-1.37	1.22	1.33	0.65
Class R2 Shares	No Sales Charge		6/29/2012	7.88	-1.62	0.96	1.08	0.91
Class R3 Shares	No Sales Charge		2/29/2016	7.75	-1.86	0.70	1.11	1.15
Class R6 Shares	No Sales Charge		12/29/2014	8.14	-1.18	1.38	1.51	0.52
SIMPLE Class Shares	No Sales Charge		8/31/2020	7.81	-1.96	N/A	-4.64	1.21

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[2]	6.91%	-0.43%	1.18%	1.32%
Morningstar Intermediate Core-Plus Bond Category Average[3]	6.87	-1.12	1.20	1.43

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
3.	The Morningstar Intermediate Core-Plus Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, but generally have greater flexibility than core offerings to hold non-core sectors such as corporate high yield, bank loan, emerging-markets debt, and non-U.S. currency exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Total Return Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Total Return Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,079.40	$4.23	$1,020.73	$4.11	0.82%
Investor Class Shares	$1,000.00	$1,078.50	$5.72	$1,019.29	$5.56	1.11%
Class B Shares	$1,000.00	$1,074.80	$9.57	$1,015.57	$9.30	1.86%
Class C Shares	$1,000.00	$1,074.80	$9.57	$1,015.57	$9.30	1.86%
Class I Shares	$1,000.00	$1,082.50	$2.32	$1,022.56	$2.26	0.45%
Class R1 Shares	$1,000.00	$1,080.10	$3.51	$1,021.42	$3.41	0.68%
Class R2 Shares	$1,000.00	$1,078.80	$4.74	$1,020.23	$4.61	0.92%
Class R3 Shares	$1,000.00	$1,077.50	$6.03	$1,018.99	$5.86	1.17%
Class R6 Shares	$1,000.00	$1,081.40	$2.32	$1,022.56	$2.26	0.45%
SIMPLE Class Shares	$1,000.00	$1,078.10	$6.18	$1,018.84	$6.01	1.20%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2023 (Unaudited)
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Bonds, 3.625%-3.875%, due 2/15/43–2/15/53
2.	GNMA, (zero coupon)-7.993%, due 8/20/49–4/20/53
3.	FNMA, (zero coupon)-10.77%, due 7/25/29–2/25/52
4.	UMBS, 30 Year, 3.00%-6.50%, due 7/1/39–3/1/53
5.	U.S. Treasury Notes, 3.50%, due 4/30/28–2/15/33
6.	Bank of America Corp., 2.087%-4.30%, due 1/28/25–2/13/31
7.	FHLMC, (zero coupon)-4.00%, due 3/15/49–2/25/52
8.	JPMorgan Chase & Co., 2.182%-6.03%, due 2/1/25–4/23/29
9.	CF Hippolyta Issuer LLC, 1.53%-1.98%, due 7/15/60–3/15/61
10.	Dell International LLC, 3.375%-8.10%, due 10/1/26–12/15/41

8	MainStay MacKay Total Return Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Stephen R. Cianci, CFA,1 Neil Moriarty III and Lesya Paisley, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Total Return Bond Fund perform relative to its benchmark and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay MacKay Total Return Bond Fund returned 8.25%, outperforming the 6.91% return of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”). Over the same period, Class I shares also outperformed the 6.87% return of the Morningstar Intermediate Core-Plus Bond Category Average.2
What factors affected the Fund’s relative performance during the reporting period?
Relative to the Index, the Fund’s performance benefited from overweight exposure to securitized products, high-yield corporates and emerging-markets credit, as credit spreads,3 which represent the level of compensation to investors, tightened during the reporting period. Performance varied across the ratings spectrum, term structure and asset type. Generally speaking, longer-duration4 assets underperformed shorter-duration assets, lower quality outperformed higher quality within the investment-grade segment of the market, and securitized assets outperformed unsecured credit. The Fund’s relatively long duration profile during the reporting period further enhanced relative returns. Conversely, the Fund’s underweight allocation to U.S. Treasury securities detracted from relative performance.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
Although volatility was prevalent throughout the reporting period, fixed-income markets, in general, posted solid positive gains. The primary drivers were optimism regarding a possible slowdown, if not outright pause, in central bank tightening programs, coupled with the hope of a soft landing.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund used U.S. Treasury futures to hedge its duration. This position had a positive impact on returns.
What was the Fund’s duration strategy during the reporting period?
As mentioned above, during the reporting period, the Fund maintained a longer duration than that of the Index. This position made a positive contribution to relative returns. (Contributions take weightings and total returns into account.)  As of the end of the reporting period, the Fund’s duration was 6.69 years versus 6.25 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the strongest positive contributors to the Fund’s relative outperformance were high-grade corporates and securitized products. Conversely, the Fund’s underweight allocation to U.S. Treasury securities was a drag on performance, although the negative impact of this position was offset by investments in higher-yielding spread product.5
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund added exposure to Georgia Power, a fully regulated utility, because we saw attractive value on a risk-adjusted basis. Georgia Power benefits from stable and predictable cash flow generation and strong relationships with its regulators. We favor utilities exposure due to the defensive and predictable credit nature of these issuers and their ability to perform well, particularly in a recessionary scenario. The Fund also added a position in Charter Communications, based on attractive valuation. As one of the largest cable and telecommunications providers in

1.	Effective May 9, 2023, Stephen R. Cianci no longer serves as a portfolio manager of the Fund.
2.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
9

the United States, we consider Charter a core high-yield holding , with solid fundamentals and relatively non-cyclical operations.
We sold the Fund’s position in Howmet Aerospace for relative value reasons as valuations became full. Although Howmet is a strong high-yield credit rated BB+6 on an improving trajectory, in our opinion, the valuation already fully reflected any potential future improvement. At the time of sale, Howmet traded in line with, or better than, many low-BBB-rated7 investment-grade corporates. We also sold the Fund’s QVC holdings following a periodic credit review of the issuer. We concluded that, in light of worsening earnings trends, together with our cautious outlook on cyclical consumer spending, a stress event may materialize for the issuer in 2024, and likely in 2025.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund reduced its exposure to agency mortgages and high yield corporate securities. During the same period, the Fund increased its exposure to residential mortgages.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, relative to the Index, the Fund held overweight exposure to high-grade and high-yield corporate bonds, as well as securitized product and emerging-markets credit. As of the same date, the Fund held underweight exposure to U.S. Treasury securities and agency mortgages.
6.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
7.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Total Return Bond Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 98.6%
Asset-Backed Securities 11.6%
Automobile Asset-Backed Securities 4.9%
American Credit Acceptance Receivables Trust
Series 2022-1, Class D
2.46%, due 3/13/28 (a)	$ 2,030,000	$ 1,904,583
Avis Budget Rental Car Funding AESOP LLC
Series 2020-2A, Class A
2.02%, due 2/20/27 (a)	1,125,000	1,035,788
CPS Auto Receivables Trust
Series 2021-C, Class E
3.21%, due 9/15/28 (a)	800,000	682,124
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	1,990,000	1,868,480
Flagship Credit Auto Trust (a)
Series 2020-1, Class E
3.52%, due 6/15/27	1,950,000	1,786,113
Series 2019-2, Class E
4.52%, due 12/15/26	1,910,000	1,811,494
Ford Credit Auto Owner Trust (a)
Series 2021-2, Class D
2.60%, due 5/15/34	230,000	201,238
Series 2023-1, Class D
6.26%, due 8/15/35	755,000	757,410
GLS Auto Receivables Issuer Trust (a)
Series 2021-3A, Class C
1.11%, due 9/15/26	2,700,000	2,565,127
Series 2021-2A, Class D
1.42%, due 4/15/27	1,130,000	1,047,603
Series 2021-4A, Class C
1.94%, due 10/15/27	1,570,000	1,488,151
Series 2020-1A, Class D
3.68%, due 11/16/26	440,000	425,262
Hertz Vehicle Financing III LP (a)
Series 2021-2A, Class B
2.12%, due 12/27/27	1,010,000	891,551
Series 2021-2A, Class D
4.34%, due 12/27/27	2,910,000	2,511,489
Hertz Vehicle Financing LLC (a)
Series 2021-1A, Class B
1.56%, due 12/26/25	870,000	812,740
Series 2021-1A, Class C
2.05%, due 12/26/25	890,000	824,981
JPMorgan Chase Bank NA
Series 2020-1, Class B
0.991%, due 1/25/28 (a)	57,766	57,216
		20,671,350
	Principal Amount	Value

Other Asset-Backed Securities 6.7%
American Airlines Pass-Through Trust
Series 2019-1, Class AA
3.15%, due 2/15/32	$ 1,130,335	$ 978,211
Series 2016-2, Class A
3.65%, due 6/15/28	1,439,000	1,254,601
Series 2019-1, Class B
3.85%, due 2/15/28	910,373	794,885
AMSR Trust
Series 2020-SFR4, Class A
1.355%, due 11/17/37 (a)	1,440,000	1,312,782
British Airways Pass-Through Trust
Series 2021-1, Class A
2.90%, due 3/15/35 (a)	1,808,061	1,542,985
CF Hippolyta Issuer LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	2,082,809	1,831,491
Series 2020-1, Class A1
1.69%, due 7/15/60	1,401,346	1,271,571
Series 2021-1A, Class B1
1.98%, due 3/15/61	1,917,881	1,641,698
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	21,949	21,824
DB Master Finance LLC (a)
Series 2021-1A, Class A23
2.791%, due 11/20/51	943,063	759,316
Series 2019-1A, Class A23
4.352%, due 5/20/49	309,765	293,448
Dell Equipment Finance Trust
Series 2023-1, Class A3
5.65%, due 9/22/28 (a)	750,000	760,148
FirstKey Homes Trust (a)
Series 2020-SFR2, Class A
1.266%, due 10/19/37	631,637	574,745
Series 2020-SFR1, Class A
1.339%, due 8/17/37	945,496	864,983
Series 2021-SFR1, Class B
1.788%, due 8/17/38	1,070,000	943,896
JetBlue Pass-Through Trust
Series 2019-1, Class AA
2.75%, due 5/15/32	2,255,614	1,919,401
Mosaic Solar Loan Trust
Series 2021-2A, Class B
2.09%, due 4/22/47 (a)	1,114,053	880,326
Navient Private Education Refi Loan Trust
Series 2020-HA, Class B
2.78%, due 1/15/69 (a)	2,580,000	2,176,322

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	$ 2,500,000	$ 2,170,855
Series 2021-1, Class B1
2.41%, due 10/20/61	1,240,000	1,045,347
PFS Financing Corp.
Series 2023-A, Class A
5.80%, due 3/15/28 (a)	945,000	967,399
Progress Residential Trust (a)
Series 2021-SFR1, Class B
1.303%, due 4/17/38	800,000	706,265
Series 2021-SFR4, Class B
1.808%, due 5/17/38	1,215,000	1,079,204
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	982,562	774,090
United Airlines Pass-Through Trust
Series 2020-1, Class A
5.875%, due 10/15/27	1,432,336	1,432,060
		27,997,853
Total Asset-Backed Securities (Cost $53,591,385)		48,669,203
Corporate Bonds 35.6%
Agriculture 0.6%
Altria Group, Inc.
2.45%, due 2/4/32	1,850,000	1,471,512
4.80%, due 2/14/29	285,000	282,998
BAT Capital Corp.
3.734%, due 9/25/40	720,000	516,865
BAT International Finance plc
4.448%, due 3/16/28	65,000	62,439
		2,333,814
Airlines 1.6%
American Airlines, Inc. (a)
5.50%, due 4/20/26	1,445,000	1,418,981
5.75%, due 4/20/29	860,000	817,245
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	929,005	911,038
4.75%, due 10/20/28	1,855,000	1,801,399
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	1,530,000	1,527,553
		6,476,216
	Principal Amount	Value

Auto Manufacturers 2.1%
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	$ 755,000	$ 702,899
4.125%, due 8/17/27	610,000	559,711
6.80%, due 5/12/28	700,000	700,419
6.95%, due 3/6/26	670,000	676,149
General Motors Co.
5.60%, due 10/15/32 (b)	410,000	401,679
General Motors Financial Co., Inc.
2.70%, due 6/10/31	1,335,000	1,071,136
4.30%, due 4/6/29	940,000	876,053
Nissan Motor Acceptance Co. LLC (a)
1.125%, due 9/16/24	1,015,000	943,708
1.85%, due 9/16/26	2,670,000	2,278,366
Volkswagen Group of America Finance LLC
4.60%, due 6/8/29 (a)	645,000	631,545
		8,841,665
Banks 12.7%
Banco Santander SA
5.294%, due 8/18/27 (b)	1,400,000	1,394,301
Bank of America Corp.
2.087%, due 6/14/29 (c)	1,110,000	959,210
2.496%, due 2/13/31 (c)	755,000	637,376
3.419%, due 12/20/28 (c)	283,000	262,705
3.593%, due 7/21/28 (c)	935,000	879,289
3.705%, due 4/24/28 (c)	830,000	786,983
4.25%, due 10/22/26	1,550,000	1,508,526
Series MM
4.30%, due 1/28/25 (c)(d)	910,000	823,539
Barclays plc (d)(e)
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28	2,135,000	1,414,271
8.00% (5 Year Treasury Constant Maturity Rate + 5.431%), due 3/15/29	370,000	324,083
BNP Paribas SA (a)(d)(e)
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31	1,825,000	1,294,655
7.75% (5 Year Treasury Constant Maturity Rate + 4.899%), due 8/16/29	640,000	611,200
BPCE SA
5.125%, due 1/18/28 (a)	755,000	756,198
Citigroup, Inc.
3.887%, due 1/10/28 (c)	1,234,000	1,186,973

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Citigroup, Inc. (continued)
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (d)(e)	$ 765,000	$ 629,212
5.30%, due 5/6/44	994,000	944,884
Citizens Bank NA
6.064%, due 10/24/25 (c)	860,000	832,184
Credit Agricole SA
4.75% (5 Year Treasury Constant Maturity Rate + 3.237%), due 3/23/29 (a)(d)(e)	2,030,000	1,561,070
Credit Suisse Group AG
3.091%, due 5/14/32 (a)(c)	2,070,000	1,657,678
Deutsche Bank AG
3.035%, due 5/28/32 (c)	890,000	709,914
6.074% (SOFR + 1.219%), due 11/16/27 (e)	1,515,000	1,362,288
First Horizon Bank
5.75%, due 5/1/30	1,606,000	1,517,962
First Horizon Corp.
4.00%, due 5/26/25	2,320,000	2,168,894
Goldman Sachs Group, Inc. (The)
1.948%, due 10/21/27 (c)	1,305,000	1,168,615
1.992%, due 1/27/32 (c)	740,000	592,491
6.75%, due 10/1/37	955,000	1,045,142
HSBC Holdings plc
3.973%, due 5/22/30 (c)	1,015,000	933,834
Intesa Sanpaolo SpA
7.00%, due 11/21/25 (a)	435,000	444,453
JPMorgan Chase & Co.
2.182%, due 6/1/28 (c)	1,030,000	925,193
3.782%, due 2/1/28 (c)	1,125,000	1,079,864
4.005%, due 4/23/29 (c)	1,030,000	985,838
Series HH
4.60%, due 2/1/25 (c)(d)	547,000	507,343
6.03% (SOFR + 1.18%), due 2/24/28 (e)	1,590,000	1,591,611
Lloyds Banking Group plc
4.582%, due 12/10/25	2,643,000	2,530,025
4.976% (1 Year Treasury Constant Maturity Rate + 2.30%), due 8/11/33 (e)	680,000	659,223
Macquarie Group Ltd.
2.871%, due 1/14/33 (a)(c)	1,770,000	1,438,683
	Principal Amount	Value

Banks (continued)
Mizuho Financial Group, Inc.
3.261% (1 Year Treasury Constant Maturity Rate + 1.25%), due 5/22/30 (e)	$ 610,000	$ 546,738
Morgan Stanley
2.484%, due 9/16/36 (c)	2,195,000	1,687,101
2.511%, due 10/20/32 (c)	510,000	419,865
3.591%, due 7/22/28 (c)	585,000	554,435
5.00%, due 11/24/25	1,515,000	1,517,521
NatWest Group plc
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (e)	1,985,000	1,816,774
Santander Holdings USA, Inc.
6.499%, due 3/9/29 (c)	630,000	633,259
Societe Generale SA (a)(e)
3.337% (1 Year Treasury Constant Maturity Rate + 1.60%), due 1/21/33	55,000	44,980
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26 (d)	395,000	301,504
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30 (d)	1,515,000	1,060,500
UBS Group AG (a)(e)
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (d)	1,520,000	1,048,425
4.751% (1 Year Treasury Constant Maturity Rate + 1.75%), due 5/12/28	340,000	327,867
Wachovia Corp.
5.50%, due 8/1/35	735,000	739,224
Wells Fargo & Co. (c)
3.35%, due 3/2/33	700,000	611,002
3.526%, due 3/24/28	1,430,000	1,351,263
Wells Fargo Bank NA
5.85%, due 2/1/37	335,000	349,057
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (e)	2,268,000	1,788,539
		52,923,764
Biotechnology 0.1%
Amgen, Inc.
5.75%, due 3/2/63	450,000	466,088
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Chemicals 0.7%
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (a)	$ 1,135,000	$ 1,038,694
Huntsman International LLC
4.50%, due 5/1/29	1,964,000	1,845,807
		2,884,501
Commercial Services 0.3%
Ashtead Capital, Inc.
4.00%, due 5/1/28 (a)	640,000	600,469
California Institute of Technology
3.65%, due 9/1/19	772,000	548,130
		1,148,599
Computers 1.2%
Dell International LLC
3.375%, due 12/15/41 (a)	1,145,000	812,791
4.90%, due 10/1/26	1,912,000	1,912,952
5.30%, due 10/1/29	765,000	773,258
5.75%, due 2/1/33 (b)	630,000	638,400
8.10%, due 7/15/36	385,000	451,931
NCR Corp.
5.00%, due 10/1/28 (a)	603,000	525,920
		5,115,252
Diversified Financial Services 2.9%
AerCap Ireland Capital DAC
2.45%, due 10/29/26	2,300,000	2,062,281
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(d)(e)	2,665,000	1,933,770
Ally Financial, Inc.
8.00%, due 11/1/31	1,205,000	1,271,054
Aviation Capital Group LLC
1.95%, due 1/30/26 (a)	1,330,000	1,190,786
Avolon Holdings Funding Ltd. (a)
2.125%, due 2/21/26	1,385,000	1,231,394
3.25%, due 2/15/27	1,740,000	1,553,813
Banco BTG Pactual SA
2.75%, due 1/11/26 (a)	1,150,000	1,047,075
Nomura Holdings, Inc.
5.099%, due 7/3/25	1,415,000	1,396,691
OneMain Finance Corp.
3.50%, due 1/15/27	575,000	491,119
		12,177,983
	Principal Amount	Value

Electric 3.8%
AEP Texas, Inc.
4.70%, due 5/15/32	$ 915,000	$ 900,573
Alabama Power Co.
3.00%, due 3/15/52	1,325,000	911,187
Arizona Public Service Co.
2.20%, due 12/15/31	1,500,000	1,206,145
3.35%, due 5/15/50	1,320,000	931,522
Calpine Corp.
5.125%, due 3/15/28 (a)	495,000	457,236
Duke Energy Carolinas LLC
5.35%, due 1/15/53	560,000	587,590
Duke Energy Progress LLC
5.35%, due 3/15/53	720,000	749,043
Duquesne Light Holdings, Inc.
3.616%, due 8/1/27 (a)	990,000	901,471
Edison International
Series B
5.00% (5 Year Treasury Constant Maturity Rate + 3.901%), due 12/15/26 (d)(e)	2,185,000	1,867,772
Florida Power & Light Co.
5.30%, due 4/1/53	785,000	836,322
National Rural Utilities Cooperative Finance Corp.
5.80%, due 1/15/33	830,000	894,031
Ohio Power Co.
Series R
2.90%, due 10/1/51	585,000	401,460
Pacific Gas and Electric Co.
3.50%, due 8/1/50	2,235,000	1,456,688
Public Service Co. of Oklahoma
5.25%, due 1/15/33	340,000	349,188
San Diego Gas & Electric Co.
5.35%, due 4/1/53	580,000	600,955
Southern California Edison Co.
4.00%, due 4/1/47	1,235,000	1,020,708
5.70%, due 3/1/53	685,000	717,025
Southwestern Electric Power Co.
3.25%, due 11/1/51	1,060,000	737,177
Virginia Electric and Power Co.
5.45%, due 4/1/53	415,000	425,099
		15,951,192
Entertainment 0.2%
Warnermedia Holdings, Inc.
4.279%, due 3/15/32 (a)	810,000	719,410

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Food 0.9%
JBS USA LUX SA
5.75%, due 4/1/33 (a)	$ 1,395,000	$ 1,336,619
MARB BondCo plc
3.95%, due 1/29/31 (a)	1,240,000	910,717
Smithfield Foods, Inc. (a)
4.25%, due 2/1/27	965,000	912,191
5.20%, due 4/1/29	580,000	538,723
		3,698,250
Gas 0.5%
National Fuel Gas Co.
2.95%, due 3/1/31	1,820,000	1,474,123
Piedmont Natural Gas Co., Inc.
5.05%, due 5/15/52	835,000	788,730
		2,262,853
Home Builders 0.3%
Lennar Corp.
4.75%, due 11/29/27	331,000	327,898
Toll Brothers Finance Corp.
3.80%, due 11/1/29 (b)	1,093,000	996,756
		1,324,654
Insurance 0.6%
Liberty Mutual Group, Inc.
3.951%, due 10/15/50 (a)	1,610,000	1,199,823
Nippon Life Insurance Co.
3.40% (5 Year Treasury Constant Maturity Rate + 2.612%), due 1/23/50 (a)(b)(e)	290,000	254,690
Willis North America, Inc.
2.95%, due 9/15/29	925,000	818,886
		2,273,399
Internet 0.2%
Expedia Group, Inc.
3.25%, due 2/15/30	795,000	698,672
Media 0.3%
CCO Holdings LLC
4.75%, due 3/1/30 (a)	290,000	249,515
DISH DBS Corp.
5.75%, due 12/1/28 (a)	885,000	629,153
Grupo Televisa SAB
5.25%, due 5/24/49	370,000	347,137
		1,225,805
	Principal Amount	Value

Miscellaneous—Manufacturing 0.3%
Textron Financial Corp.
6.599% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(e)	$ 1,685,000	$ 1,217,412
Oil & Gas 0.5%
Gazprom PJSC Via Gaz Capital SA
4.95%, due 2/6/28 (a)(f)	1,521,000	1,140,750
Marathon Petroleum Corp.
6.50%, due 3/1/41	1,000,000	1,056,386
		2,197,136
Packaging & Containers 0.1%
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	571,000	572,999
Pharmaceuticals 0.4%
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26	1,653,000	1,493,620
Pipelines 3.1%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39	1,385,000	1,135,868
DT Midstream, Inc.
4.30%, due 4/15/32 (a)	1,125,000	1,019,090
Enbridge, Inc.
5.70%, due 3/8/33	795,000	825,600
Energy Transfer LP
4.95%, due 6/15/28	107,000	106,536
5.35%, due 5/15/45	940,000	837,277
EnLink Midstream LLC
5.625%, due 1/15/28 (a)	475,000	467,825
Enterprise Products Operating LLC
3.95%, due 1/31/60	1,250,000	974,316
4.20%, due 1/31/50	380,000	318,052
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	2,120,000	1,745,534
Hess Midstream Operations LP (a)
4.25%, due 2/15/30	565,000	502,336
5.50%, due 10/15/30	440,000	409,517
5.625%, due 2/15/26	726,000	714,624
MPLX LP
5.65%, due 3/1/53	460,000	440,183
Sabine Pass Liquefaction LLC
5.875%, due 6/30/26	1,160,000	1,184,162
Targa Resources Corp.
4.20%, due 2/1/33	640,000	581,451
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Western Midstream Operating LP
5.50%, due 2/1/50 (g)	$ 1,240,000	$ 1,051,983
Williams Cos., Inc. (The)
3.50%, due 10/15/51	1,095,000	780,533
		13,094,887
Real Estate 0.1%
Realogy Group LLC
5.25%, due 4/15/30 (a)	665,000	474,117
Real Estate Investment Trusts 0.6%
Alexandria Real Estate Equities, Inc.
3.375%, due 8/15/31	640,000	561,302
Invitation Homes Operating Partnership LP
2.00%, due 8/15/31 (b)	1,490,000	1,148,272
Iron Mountain, Inc. (a)
4.875%, due 9/15/29	185,000	168,733
5.25%, due 7/15/30	715,000	658,534
		2,536,841
Retail 0.4%
AutoNation, Inc.
4.75%, due 6/1/30	820,000	770,915
Nordstrom, Inc.
4.25%, due 8/1/31	1,365,000	1,013,649
		1,784,564
Software 0.1%
Fidelity National Information Services, Inc.
5.10%, due 7/15/32	505,000	497,391
Telecommunications 1.0%
Altice France SA
5.125%, due 7/15/29 (a)	1,340,000	990,723
AT&T, Inc.
3.85%, due 6/1/60	1,262,000	931,955
Sprint Spectrum Co. LLC
4.738%, due 3/20/25 (a)	1,877,506	1,865,062
T-Mobile USA, Inc.
2.625%, due 2/15/29	450,000	397,677
		4,185,417
Total Corporate Bonds (Cost $169,071,734)		148,576,501
	Principal Amount	Value
Foreign Government Bonds 2.1%
Chile 0.3%
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	$ 1,615,000	$ 1,361,343
Colombia 0.3%
Colombia Government Bond
3.25%, due 4/22/32	1,485,000	1,071,884
Mexico 1.5%
Comision Federal de Electricidad
3.875%, due 7/26/33 (a)	2,445,000	1,886,562
Mexico Government Bond
3.75%, due 4/19/71	1,630,000	1,105,242
Petroleos Mexicanos
6.50%, due 3/13/27	2,730,000	2,450,662
6.75%, due 9/21/47	1,295,000	798,068
		6,240,534
Total Foreign Government Bonds (Cost $11,249,309)		8,673,761
Loan Assignments 0.1%
Diversified/Conglomerate Service 0.1%
TruGreen LP
First Lien Second Refinancing Term Loan
9.082% (1 Month SOFR + 4.00%), due 11/2/27 (e)	599,368	551,119
Total Loan Assignments (Cost $595,693)		551,119
Mortgage-Backed Securities 31.4%
Agency (Collateralized Mortgage Obligations) 11.9%
FHLMC
REMIC, Series 5021, Class SA
(zero coupon) (SOFR 30A + 3.55%), due 10/25/50 (e)(h)	2,374,049	82,677
REMIC, Series 5200, Class SA
(zero coupon) (SOFR 30A + 3.50%), due 2/25/52 (e)(h)	353,709	11,833
REMIC, Series 4993, Class KS
1.03% (1 Month LIBOR + 6.05%), due 7/25/50 (e)(h)	3,214,269	486,561
REMIC, Series 4994, Class TS
1.08% (1 Month LIBOR + 6.10%), due 7/25/50 (e)(h)	1,658,935	223,435

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 4988, Class BA
1.50%, due 6/25/50	$ 357,376	$ 280,678
REMIC, Series 5038, Class KA
1.50%, due 11/25/50	558,072	433,128
REMIC, Series 5274
2.50%, due 1/25/51 (h)	3,238,077	505,213
REMIC, Series 4913, Class UA
3.00%, due 3/15/49	1,289,078	1,187,779
REMIC, Series 5070, Class PI
3.00%, due 8/25/50 (h)	1,535,832	237,568
REMIC, Series 5011, Class MI
3.00%, due 9/25/50 (h)	1,421,545	225,334
REMIC, Series 5094, Class IP
3.00%, due 4/25/51 (h)	1,245,586	191,022
REMIC, Series 5160
3.00%, due 10/25/51 (h)	1,336,961	146,050
REMIC, Series 5304, Class UB
4.00%, due 2/25/52	1,245,779	1,209,190
FHLMC, Strips
Series 311
(zero coupon), due 8/15/43	556,432	428,923
Series 311, Class S1
1.002% (1 Month LIBOR + 5.95%), due 8/15/43 (e)(h)	1,540,954	179,653
Series 389, Class C35
2.00%, due 6/15/52 (h)	2,412,473	304,695
FNMA
REMIC, Series 2022-3, Class YS
(zero coupon) (SOFR 30A + 2.55%), due 2/25/52 (e)(h)	8,384,491	128,919
REMIC, Series 2022-5, Class SN
(zero coupon) (SOFR 30A + 1.80%), due 2/25/52 (e)(h)	1,015,823	12,383
REMIC, Series 2021-40, Class SI
0.93% (1 Month LIBOR + 5.95%), due 9/25/47 (e)(h)	1,889,166	200,109
REMIC, Series 2022-10, Class SA
0.935% (SOFR 30A + 5.75%), due 2/25/52 (e)(h)	2,294,384	316,802
REMIC, Series 2016-57, Class SN
1.03% (1 Month LIBOR + 6.05%), due 6/25/46 (e)(h)	1,564,273	184,731
REMIC, Series 2020-70, Class SD
1.23% (1 Month LIBOR + 6.25%), due 10/25/50 (e)(h)	1,615,269	234,394
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2020-47, Class BD
1.50%, due 7/25/50	$ 318,499	$ 250,182
REMIC, Series 2020-49, Class PB
1.75%, due 7/25/50	422,331	338,311
REMIC, Series 2021-10, Class LI
2.50%, due 3/25/51 (h)	709,581	103,394
REMIC, Series 2021-12, Class JI
2.50%, due 3/25/51 (h)	1,045,025	154,830
REMIC, Series 2021-34, Class MI
2.50%, due 3/25/51 (h)	6,447,129	783,594
REMIC, Series 2021-54, Class HI
2.50%, due 6/25/51 (h)	479,137	58,732
REMIC, Series 2013-77, Class CY
3.00%, due 7/25/43	2,058,594	1,897,079
REMIC, Series 2021-53, Class GI
3.00%, due 7/25/48 (h)	7,839,535	1,188,383
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	1,176,388	1,089,502
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (h)	2,937,193	478,681
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	1,534,651	1,406,916
REMIC, Series 2021-8, Class ID
3.50%, due 3/25/51 (h)	1,847,056	361,778
FNMA, Strips (h)
REMIC, Series 426, Class C32
1.50%, due 2/25/52	3,649,512	358,394
REMIC, Series 427, Class C77
2.50%, due 9/25/51	2,948,816	434,036
GNMA
Series 2019-136, Class YS
(zero coupon) (1 Month LIBOR + 2.83%), due 11/20/49 (e)(h)	819,562	15,707
Series 2020-1, Class YS
(zero coupon) (1 Month LIBOR + 2.83%), due 1/20/50 (e)(h)	2,525,570	51,199
Series 2020-129, Class SB
(zero coupon) (1 Month LIBOR + 3.20%), due 9/20/50 (e)(h)	3,647,663	83,804
Series 2021-77, Class SN
(zero coupon) (1 Month LIBOR + 2.60%), due 5/20/51 (e)(h)	5,735,294	111,889
Series 2021-97, Class SA
(zero coupon) (SOFR 30A + 2.60%), due 6/20/51 (e)(h)	4,911,556	89,573
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2021-158, Class SB
(zero coupon) (SOFR 30A + 3.70%), due 9/20/51 (e)(h)	$ 2,872,972	$ 117,534
Series 2021-205, Class DS
(zero coupon) (SOFR 30A + 3.20%), due 11/20/51 (e)(h)	5,787,682	114,930
Series 2021-213, Class ES
(zero coupon) (SOFR 30A + 1.70%), due 12/20/51 (e)(h)	13,538,326	134,728
Series 2022-19, Class SG
(zero coupon) (SOFR 30A + 2.45%), due 1/20/52 (e)(h)	4,592,433	59,267
Series 2022-24, Class SC
(zero coupon) (SOFR 30A + 2.37%), due 2/20/52 (e)(h)	23,554,609	257,789
Series 2022-34, Class HS
(zero coupon) (SOFR 30A + 4.10%), due 2/20/52 (e)(h)	4,547,977	241,555
Series 2023-56
(zero coupon), due 7/20/52	1,380,000	1,224,837
Series 2023-53
(zero coupon), due 4/20/53	590,000	473,916
Series 2020-97, Class HB
1.00%, due 7/20/50	578,144	450,270
Series 2020-146, Class YK
1.00%, due 10/20/50	1,172,544	916,449
Series 2020-166, Class CA
1.00%, due 11/20/50	975,504	740,135
Series 2020-146, Class SA
1.347% (1 Month LIBOR + 6.30%), due 10/20/50 (e)(h)	1,875,909	264,188
Series 2020-167, Class SN
1.347% (1 Month LIBOR + 6.30%), due 11/20/50 (e)(h)	902,092	123,148
Series 2021-179, Class SA
1.347% (1 Month LIBOR + 6.30%), due 11/20/50 (e)(h)	2,711,057	372,769
Series 2020-189, Class SU
1.347% (1 Month LIBOR + 6.30%), due 12/20/50 (e)(h)	602,333	88,499
Series 2021-46, Class QS
1.347% (1 Month LIBOR + 6.30%), due 3/20/51 (e)(h)	1,098,296	150,270
Series 2021-46, Class TS
1.347% (1 Month LIBOR + 6.30%), due 3/20/51 (e)(h)	1,325,071	183,180
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2021-57, Class SA
1.347% (1 Month LIBOR + 6.30%), due 3/20/51 (e)(h)	$ 2,178,483	$ 294,924
Series 2021-57, Class SD
1.347% (1 Month LIBOR + 6.30%), due 3/20/51 (e)(h)	2,697,387	362,953
Series 2021-96, Class NS
1.347% (1 Month LIBOR + 6.30%), due 6/20/51 (e)(h)	3,578,209	477,075
Series 2021-96, Class SN
1.347% (1 Month LIBOR + 6.30%), due 6/20/51 (e)(h)	2,425,322	316,047
Series 2021-97, Class SM
1.347% (1 Month LIBOR + 6.30%), due 6/20/51 (e)(h)	2,591,298	371,252
Series 2021-122, Class HS
1.347% (1 Month LIBOR + 6.30%), due 7/20/51 (e)(h)	2,164,146	315,230
Series 2022-137, Class S
1.347% (1 Month LIBOR + 6.30%), due 7/20/51 (e)(h)	2,487,400	331,538
Series 2021-96, Class JS
1.397% (1 Month LIBOR + 6.35%), due 6/20/51 (e)(h)	1,915,333	220,615
Series 2020-165, Class UD
1.50%, due 11/20/50	500,623	412,646
Series 2021-41, Class FS
2.00% (SOFR 30A + 0.20%), due 10/20/50 (e)(h)	2,793,555	269,024
Series 2020-166, Class IC
2.00%, due 11/20/50 (h)	1,287,072	134,101
Series 2020-185, Class BI
2.00%, due 12/20/50 (h)	1,402,670	160,397
Series 2022-10, Class IC
2.00%, due 11/20/51 (h)	2,010,219	244,560
Series 2021-97, Class IN
2.50%, due 8/20/49 (h)	3,279,461	379,537
Series 2022-1, Class IA
2.50%, due 6/20/50 (h)	482,853	64,978
Series 2020-122, Class IW
2.50%, due 7/20/50 (h)	1,694,885	223,141
Series 2020-151, Class TI
2.50%, due 10/20/50 (h)	1,604,223	212,575
Series 2020-173, Class EI
2.50%, due 11/20/50 (h)	1,795,174	246,757
Series 2021-1, Class PI
2.50%, due 12/20/50 (h)	820,145	105,393

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2021-83, Class FM
2.50% (SOFR 30A + 0.51%), due 5/20/51 (e)	$ 2,570,839	$ 2,157,073
Series 2021-177, Class CI
2.50%, due 10/20/51 (h)	1,831,398	242,654
Series 2021-188
2.50%, due 10/20/51 (h)	2,987,023	470,458
Series 2022-83
2.50%, due 11/20/51 (h)	2,252,864	298,077
Series 2021-1, Class IT
3.00%, due 1/20/51 (h)	1,981,363	297,116
Series 2021-44, Class IQ
3.00%, due 3/20/51 (h)	3,040,870	455,934
Series 2021-74, Class HI
3.00%, due 4/20/51 (h)	354,061	51,205
Series 2021-97, Class FA
3.00% (SOFR 30A + 0.40%), due 6/20/51 (e)	620,027	537,572
Series 2021-98, Class IN
3.00%, due 6/20/51 (h)	1,144,081	198,624
Series 2021-98, Class KI
3.00%, due 6/20/51 (h)	6,284,067	996,261
Series 2022-189, Class AT
3.00%, due 7/20/51	1,443,642	1,299,807
Series 2021-139, Class IA
3.00%, due 8/20/51 (h)	7,969,332	1,248,573
Series 2022-207
3.00%, due 8/20/51 (h)	1,837,830	275,105
Series 2023-19, Class CI
3.00%, due 11/20/51 (h)	2,396,083	351,937
Series 2022-207, Class NA
3.00%, due 1/20/52	1,583,925	1,413,105
Series 2022-206, Class CN
3.00%, due 2/20/52	757,523	683,375
Series 2020-62, Class FA
3.50% (1 Month LIBOR + 0.63%), due 5/20/50 (e)	1,051,021	956,918
Series 2023-1, Class MA
3.50%, due 5/20/50	1,743,741	1,643,007
Series 2021-146, Class IN
3.50%, due 8/20/51 (h)	2,091,909	325,658
Series 2023-1, Class HD
3.50%, due 1/20/52	2,211,538	2,079,448
Series 2022-206, Class WN
4.00%, due 10/20/49	936,827	910,747
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2023-38, Class WT
6.817%, due 12/20/51 (i)	$ 576,516	$ 632,254
Series 2023-59, Class YC
6.897%, due 9/20/51 (i)	1,250,000	1,388,648
Series 2023-55, Class CG
7.486%, due 7/20/51 (i)	1,415,000	1,612,871
Series 2023-55, Class LB
7.993%, due 11/20/51 (i)	1,680,000	1,951,653
		50,001,348
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 8.3%
BAMLL Commercial Mortgage Securities Trust (a)(e)
Series 2022-DKLX, Class D
7.89% (1 Month SOFR + 3.00%), due 1/15/39	400,000	380,194
Series 2022-DKLX, Class F
9.847% (1 Month SOFR + 4.957%), due 1/15/39	800,000	747,946
Bayview Commercial Asset Trust
Series 2006-4A, Class A1
5.365% (1 Month LIBOR + 0.345%), due 12/25/36 (a)(e)	22,618	20,920
BX Commercial Mortgage Trust (a)
Series 2020-VIVA, Class D
3.667%, due 3/11/44 (j)	1,540,000	1,243,681
Series 2021-VOLT, Class C
6.048% (1 Month LIBOR + 1.10%), due 9/15/36 (e)	1,590,000	1,510,384
BX Trust (a)
Series 2019-OC11, Class C
3.856%, due 12/9/41	1,709,000	1,474,369
Series 2019-OC11, Class E
4.075%, due 12/9/41 (j)	1,519,000	1,244,277
Series 2023-LIFE, Class A
5.045%, due 2/15/28	450,000	440,516
Series 2023-LIFE, Class B
5.391%, due 2/15/28	375,000	361,929
Series 2021-MFM1, Class A
5.704% (1 Month SOFR + 0.814%), due 1/15/34 (e)	334,571	325,748
Series 2021-MFM1, Class C
6.204% (1 Month SOFR + 1.314%), due 1/15/34 (e)	840,948	809,269
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BXHPP Trust
Series 2021-FILM, Class B
5.848% (1 Month LIBOR + 0.90%), due 8/15/36 (a)(e)	$ 500,000	$ 456,869
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	2,060,000	1,560,763
Extended Stay America Trust (a)(e)
Series 2021-ESH, Class B
6.328% (1 Month LIBOR + 1.38%), due 7/15/38	117,143	113,622
Series 2021-ESH, Class C
6.648% (1 Month LIBOR + 1.70%), due 7/15/38	2,215,956	2,138,260
FREMF Mortgage Trust (a)(j)
Series 2019-K99, Class B
3.765%, due 10/25/52	215,000	195,025
Series 2017-K69, Class B
3.854%, due 10/25/49	370,000	350,139
Series 2019-K98, Class C
3.863%, due 10/25/52	1,200,000	1,080,661
Series 2015-K42, Class B
3.98%, due 1/25/48	400,000	388,049
Series 2017-K63, Class C
4.011%, due 2/25/50	1,725,000	1,625,052
Series 2019-K94, Class B
4.101%, due 7/25/52	1,560,000	1,448,961
Series 2019-K94, Class C
4.101%, due 7/25/52	970,000	886,176
Series 2018-K77, Class C
4.303%, due 5/25/51	1,375,000	1,291,851
Series 2018-K76, Class B
4.352%, due 6/25/51	630,000	602,277
Series 2018-K76, Class C
4.352%, due 6/25/51	2,508,000	2,366,067
Series 2018-K86, Class C
4.437%, due 11/25/51	1,105,000	1,040,077
J.P. Morgan Chase Commercial Mortgage Securities Trust
Series 2021-2NU, Class A
1.974%, due 1/5/40 (a)	1,400,000	1,134,765
Multifamily Connecticut Avenue Securities Trust
Series 2019-01, Class M10
8.27% (1 Month LIBOR + 3.25%), due 10/25/49 (a)(e)	2,298,973	2,146,188
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	$ 1,165,000	$ 966,352
SLG Office Trust (a)
Series 2021-OVA, Class A
2.585%, due 7/15/41	925,000	752,029
Series 2021-OVA, Class F
2.851%, due 7/15/41	660,000	445,321
SMRT
Series 2022-MINI, Class D
6.84% (1 Month SOFR + 1.95%), due 1/15/39 (a)(e)	1,050,000	978,906
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6, Class B
3.875%, due 4/10/46 (a)(i)	1,270,000	1,264,186
Wells Fargo Commercial Mortgage Trust
Series 2018-AUS, Class A
4.194%, due 8/17/36 (a)(j)	1,250,000	1,136,921
WFRBS Commercial Mortgage Trust
Series 2014-C21, Class AS
3.891%, due 8/15/47	1,815,000	1,735,493
		34,663,243
Whole Loan (Collateralized Mortgage Obligations) 11.2%
CIM Trust
Series 2021-J2, Class AIOS
0.21%, due 4/25/51 (a)(h)(i)	32,192,788	318,837
Connecticut Avenue Securities Trust (a)(e)
Series 2020-R02, Class 2M2
7.02% (1 Month LIBOR + 2.00%), due 1/25/40	274,870	275,136
Series 2022-R04, Class 1M2
7.915% (SOFR 30A + 3.10%), due 3/25/42	900,000	909,000
FHLMC STACR REMIC Trust (a)(e)
Series 2022-DNA1, Class M1B
6.665% (SOFR 30A + 1.85%), due 1/25/42	1,970,000	1,907,267
Series 2020-DNA6, Class M2
6.815% (SOFR 30A + 2.00%), due 12/25/50	841,354	841,351
Series 2021-HQA2, Class M2
6.865% (SOFR 30A + 2.05%), due 12/25/33	2,048,000	1,956,727
Series 2021-HQA1, Class M2
7.065% (SOFR 30A + 2.25%), due 8/25/33	2,091,802	2,036,912

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(e) (continued)
Series 2022-DNA2, Class M1B
7.215% (SOFR 30A + 2.40%), due 2/25/42	$ 680,000	$ 669,808
Series 2022-DNA1, Class M2
7.315% (SOFR 30A + 2.50%), due 1/25/42	840,000	790,688
Series 2020-DNA1, Class B1
7.32% (1 Month LIBOR + 2.30%), due 1/25/50	1,000,000	981,410
Series 2022-DNA3, Class M1B
7.715% (SOFR 30A + 2.90%), due 4/25/42	1,255,000	1,251,863
Series 2020-DNA6, Class B1
7.815% (SOFR 30A + 3.00%), due 12/25/50	740,000	721,021
Series 2021-DNA5, Class B1
7.865% (SOFR 30A + 3.05%), due 1/25/34	2,010,000	1,911,730
Series 2021-HQA2, Class B1
7.965% (SOFR 30A + 3.15%), due 12/25/33	1,145,000	1,037,717
Series 2021-HQA3, Class B1
8.165% (SOFR 30A + 3.35%), due 9/25/41	865,000	808,239
Series 2021-DNA6, Class B1
8.215% (SOFR 30A + 3.40%), due 10/25/41	375,000	365,861
Series 2022-DNA2, Class M2
8.565% (SOFR 30A + 3.75%), due 2/25/42	865,000	847,700
FHLMC STACR Trust (a)(e)
Series 2019-DNA3, Class B1
8.27% (1 Month LIBOR + 3.25%), due 7/25/49	575,000	590,351
Series 2018-DNA2, Class B1
8.72% (1 Month LIBOR + 3.70%), due 12/25/30	2,276,414	2,350,215
Series 2019-DNA2, Class B1
9.37% (1 Month LIBOR + 4.35%), due 3/25/49	2,925,000	3,056,254
Series 2019-DNA1, Class B1
9.67% (1 Month LIBOR + 4.65%), due 1/25/49	960,000	1,034,921
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC Structured Agency Credit Risk Debt Notes (e)
Series 2018-HQA1, Class M2
7.32% (1 Month LIBOR + 2.30%), due 9/25/30	$ 654,085	$ 658,831
Series 2018-DNA1, Class B1
8.17% (1 Month LIBOR + 3.15%), due 7/25/30	900,000	918,189
FNMA (e)
Series 2021-R02, Class 2B1
8.115% (SOFR 30A + 3.30%), due 11/25/41 (a)	335,000	322,856
Series 2018-C01, Class 1B1
8.57% (1 Month LIBOR + 3.55%), due 7/25/30	2,665,000	2,841,357
Series 2017-C05, Class 1B1
8.62% (1 Month LIBOR + 3.60%), due 1/25/30	471,000	496,838
Series 2018-C03, Class 1B1
8.77% (1 Month LIBOR + 3.75%), due 10/25/30	1,190,000	1,276,118
Series 2017-C07, Class 1B1
9.02% (1 Month LIBOR + 4.00%), due 5/25/30	1,170,000	1,245,820
Series 2018-C04, Class 2B1
9.52% (1 Month LIBOR + 4.50%), due 12/25/30	1,055,000	1,142,491
Series 2017-C03, Class 1B1
9.87% (1 Month LIBOR + 4.85%), due 10/25/29	1,050,000	1,152,104
Series 2017-C01, Class 1B1
10.77% (1 Month LIBOR + 5.75%), due 7/25/29	220,000	247,955
J.P. Morgan Mortgage Trust (a)(i)
Series 2021-LTV2, Class A1
2.519%, due 5/25/52	809,726	668,077
Series 2022-INV3, Class A3B
3.00%, due 9/25/52	1,061,828	896,291
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.343%, due 8/25/59 (j)	4,568,892	2,758,673
Series 2019-4A, Class B6
4.647%, due 12/25/58 (i)	4,226,232	2,605,874
Series 2019-2A, Class B6
4.862%, due 12/25/57 (i)	1,598,818	1,042,956
Sequoia Mortgage Trust
Series 2021-4, Class AIO1
0.169%, due 6/25/51 (a)(h)(j)	23,458,798	196,040
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
STACR Trust (a)(e)
Series 2018-HRP2, Class M3
7.42% (1 Month LIBOR + 2.40%), due 2/25/47	$ 1,231,050	$ 1,229,436
Series 2018-HRP2, Class B1
9.22% (1 Month LIBOR + 4.20%), due 2/25/47	2,290,000	2,398,236
		46,761,150
Total Mortgage-Backed Securities (Cost $136,006,025)		131,425,741
U.S. Government & Federal Agencies 17.8%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.1%
FHLMC Gold Pools, 30 Year
3.50%, due 11/1/45	843,802	805,477
6.50%, due 4/1/37	32,721	34,866
FHLMC Gold Pools, Other
4.00%, due 6/1/42	938,394	916,747
UMBS Pool, 30 Year
4.50%, due 10/1/52	2,658,391	2,598,891
		4,355,981
Federal National Mortgage Association (Mortgage Pass-Through Securities) 4.6%
FNMA, Other
4.00%, due 3/1/42	519,597	506,427
4.00%, due 1/1/43	979,603	955,969
6.00%, due 4/1/37	4,344	4,483
UMBS, 30 Year
3.00%, due 12/1/47	167,972	154,040
3.50%, due 12/1/44	697,066	664,808
4.00%, due 7/1/52	1,139,592	1,089,745
5.00%, due 11/1/52	2,676,808	2,661,989
5.00%, due 3/1/53	7,593,117	7,550,083
5.00%, due 3/1/53	438,794	436,574
5.50%, due 7/1/41	1,151,651	1,193,243
5.50%, due 11/1/52	630,209	635,435
5.50%, due 2/1/53	1,755,222	1,769,779
6.00%, due 7/1/39	232,028	241,069
6.00%, due 3/1/53	1,071,707	1,091,733
6.50%, due 10/1/39	228,988	239,818
		19,195,195
	Principal Amount	Value

United States Treasury Bonds 8.3%
U.S. Treasury Bonds
3.625%, due 2/15/53	$ 14,860,000	$ 14,734,619
3.875%, due 2/15/43	19,840,000	20,050,801
		34,785,420
United States Treasury Inflation - Indexed Notes 0.1%
U.S. Treasury Inflation Linked Notes (k)
0.125%, due 1/15/30	157,854	146,500
0.875%, due 1/15/29	375,301	367,179
		513,679
United States Treasury Notes 3.7%
U.S. Treasury Notes
3.50%, due 4/30/28	220,000	220,051
3.50%, due 4/30/30	6,020,000	6,030,347
3.50%, due 2/15/33	9,205,000	9,259,655
		15,510,053
Total U.S. Government & Federal Agencies (Cost $73,075,699)		74,360,328
Total Long-Term Bonds (Cost $443,589,845)		412,256,653

	Shares
Common Stocks 0.0% ‡
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc. (l)	1	3
Total Common Stocks (Cost $0)		3
Short-Term Investments 0.8%
Affiliated Investment Company 0.5%
MainStay U.S. Government Liquidity Fund, 3.98% (m)	2,117,256	2,117,256
Unaffiliated Investment Company 0.3%
Invesco Government & Agency Portfolio, 4.857% (m)(n)	1,139,065	1,139,065
Total Short-Term Investments (Cost $3,256,321)		3,256,321
Total Investments (Cost $446,846,166)	99.4%	415,512,977
Other Assets, Less Liabilities	0.6	2,432,816
Net Assets	100.0%	$ 417,945,793

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Total Return Bond Fund

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	All or a portion of this security was held on loan. As of April 30, 2023, the aggregate market value of securities on loan was $1,110,517. The Fund received cash collateral with a value of $1,139,065. (See Note 2(J))
(c)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2023.
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Floating rate—Rate shown was the rate in effect as of April 30, 2023.
(f)	Illiquid security—As of April 30, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $1,140,750, which represented 0.3% of the Fund’s net assets.
(g)	Step coupon—Rate shown was the rate in effect as of April 30, 2023.
(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2023.
(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2023.
(k)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(l)	Non-income producing security.
(m)	Current yield as of April 30, 2023.
(n)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 8,162	$ 82,177	$ (88,222)	$ —	$ —	$ 2,117	$ 124	$ —	2,117
Futures Contracts
As of April 30, 2023, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	276	June 2023	$ 56,427,785	$ 56,901,281	$ 473,496
U.S. Treasury 5 Year Notes	158	June 2023	17,074,535	17,339,266	264,731
U.S. Treasury 10 Year Notes	368	June 2023	41,339,674	42,394,750	1,055,076
U.S. Treasury 10 Year Ultra Bonds	185	June 2023	21,781,738	22,468,828	687,090
U.S. Treasury Long Bonds	11	June 2023	1,443,650	1,448,218	4,568
Total Long Contracts					2,484,961
Short Contracts
U.S. Treasury Ultra Bonds	(44)	June 2023	(5,991,459)	(6,221,875)	(230,416)
Net Unrealized Appreciation					$ 2,254,545

1.	As of April 30, 2023, cash in the amount of $1,916,800 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2023.

Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Total Return Bond Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 48,669,203	$ —	$ 48,669,203
Corporate Bonds	—	148,576,501	—	148,576,501
Foreign Government Bonds	—	8,673,761	—	8,673,761
Loan Assignments	—	551,119	—	551,119
Mortgage-Backed Securities	—	131,425,741	—	131,425,741
U.S. Government & Federal Agencies	—	74,360,328	—	74,360,328
Total Long-Term Bonds	—	412,256,653	—	412,256,653
Common Stocks	3	—	—	3
Short-Term Investments
Affiliated Investment Company	2,117,256	—	—	2,117,256
Unaffiliated Investment Company	1,139,065	—	—	1,139,065
Total Short-Term Investments	3,256,321	—	—	3,256,321
Total Investments in Securities	3,256,324	412,256,653	—	415,512,977
Other Financial Instruments
Futures Contracts (b)	2,484,961	—	—	2,484,961
Total Investments in Securities and Other Financial Instruments	$ 5,741,285	$ 412,256,653	$ —	$ 417,997,938
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (230,416)	$ —	$ —	$ (230,416)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $444,728,910) including securities on loan of $1,110,517	$413,395,721
Investment in affiliated investment companies, at value (identified cost $2,117,256)	2,117,256
Cash	62,716
Cash denominated in foreign currencies (identified cost $263)	258
Cash collateral on deposit at broker for futures contracts	1,916,800
Receivables:
Investment securities sold	9,937,417
Interest	2,900,432
Variation margin on futures contracts	133,442
Fund shares sold	133,289
Securities lending	865
Other assets	74,490
Total assets	430,672,686
Liabilities
Cash collateral due to broker for TBA	37,533
Cash collateral received for securities on loan	1,139,065
Payables:
Investment securities purchased	11,112,498
Fund shares redeemed	125,700
Manager (See Note 3)	121,253
Transfer agent (See Note 3)	46,131
Professional fees	38,099
Shareholder communication	32,831
Custodian	16,180
NYLIFE Distributors (See Note 3)	16,178
Trustees	2,543
Accrued expenses	23,859
Distributions payable	15,023
Total liabilities	12,726,893
Net assets	$417,945,793
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 46,058
Additional paid-in-capital	492,926,392
492,972,450
Total distributable earnings (loss)	(75,026,657)
Net assets	$417,945,793
Class A
Net assets applicable to outstanding shares	$ 54,139,738
Shares of beneficial interest outstanding	5,966,955
Net asset value per share outstanding	$ 9.07
Maximum sales charge (4.50% of offering price)	0.43
Maximum offering price per share outstanding	$ 9.50
Investor Class
Net assets applicable to outstanding shares	$ 4,705,060
Shares of beneficial interest outstanding	515,357
Net asset value per share outstanding	$ 9.13
Maximum sales charge (4.00% of offering price)	0.38
Maximum offering price per share outstanding	$ 9.51
Class B
Net assets applicable to outstanding shares	$ 517,582
Shares of beneficial interest outstanding	56,940
Net asset value and offering price per share outstanding	$ 9.09
Class C
Net assets applicable to outstanding shares	$ 4,139,642
Shares of beneficial interest outstanding	454,742
Net asset value and offering price per share outstanding	$ 9.10
Class I
Net assets applicable to outstanding shares	$100,810,988
Shares of beneficial interest outstanding	11,105,667
Net asset value and offering price per share outstanding	$ 9.08
Class R1
Net assets applicable to outstanding shares	$ 25,916
Shares of beneficial interest outstanding	2,856
Net asset value and offering price per share outstanding	$ 9.07
Class R2
Net assets applicable to outstanding shares	$ 29,320
Shares of beneficial interest outstanding	3,232
Net asset value and offering price per share outstanding	$ 9.07
Class R3
Net assets applicable to outstanding shares	$ 531,184
Shares of beneficial interest outstanding	58,559
Net asset value and offering price per share outstanding	$ 9.07
Class R6
Net assets applicable to outstanding shares	$253,024,346
Shares of beneficial interest outstanding	27,891,106
Net asset value and offering price per share outstanding	$ 9.07

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Total Return Bond Fund

SIMPLE Class
Net assets applicable to outstanding shares	$22,017
Shares of beneficial interest outstanding	2,413
Net asset value and offering price per share outstanding(a)	$ 9.13

(a)	The difference between the calculated and stated NAV was caused by rounding.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 10,212,298
Dividends-affiliated	124,327
Securities lending, net	44,942
Total income	10,381,567
Expenses
Manager (See Note 3)	983,558
Transfer agent (See Note 3)	120,348
Distribution/Service—Class A (See Note 3)	67,743
Distribution/Service—Investor Class (See Note 3)	5,907
Distribution/Service—Class B (See Note 3)	2,745
Distribution/Service—Class C (See Note 3)	21,834
Distribution/Service—Class R2 (See Note 3)	36
Distribution/Service—Class R3 (See Note 3)	1,272
Distribution/Service—SIMPLE Class (See Note 3)	54
Registration	68,440
Professional fees	46,767
Custodian	23,116
Trustees	3,111
Shareholder communication	626
Shareholder service (See Note 3)	281
Miscellaneous	10,835
Total expenses before waiver/reimbursement	1,356,673
Expense waiver/reimbursement from Manager (See Note 3)	(219,399)
Reimbursement from prior custodian(a)	(872)
Net expenses	1,136,402
Net investment income (loss)	9,245,165
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(17,454,533)
Futures transactions	(3,305,802)
Net realized gain (loss)	(20,760,335)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	40,309,676
Futures contracts	5,617,714
Translation of other assets and liabilities in foreign currencies	18
Net change in unrealized appreciation (depreciation)	45,927,408
Net realized and unrealized gain (loss)	25,167,073
Net increase (decrease) in net assets resulting from operations	$ 34,412,238

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Total Return Bond Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 9,245,165	$ 18,747,064
Net realized gain (loss)	(20,760,335)	(19,683,509)
Net change in unrealized appreciation (depreciation)	45,927,408	(113,380,287)
Net increase (decrease) in net assets resulting from operations	34,412,238	(114,316,732)
Distributions to shareholders:
Class A	(1,074,040)	(4,775,382)
Investor Class	(86,028)	(357,428)
Class B	(7,897)	(47,409)
Class C	(62,863)	(435,071)
Class I	(2,133,837)	(8,345,013)
Class R1	(519)	(1,751)
Class R2	(552)	(1,910)
Class R3	(9,283)	(28,420)
Class R6	(5,864,541)	(28,552,302)
SIMPLE Class	(383)	(1,336)
	(9,239,943)	(42,546,022)
Distributions to shareholders from return of capital:
Class A	—	(19,314)
Investor Class	—	(1,446)
Class B	—	(192)
Class C	—	(1,760)
Class I	—	(33,752)
Class R1	—	(7)
Class R2	—	(8)
Class R3	—	(115)
Class R6	—	(115,483)
SIMPLE Class	—	(5)
	—	(172,082)
Total distributions to shareholders	(9,239,943)	(42,718,104)
Capital share transactions:
Net proceeds from sales of shares	19,450,978	60,162,268
Net asset value of shares issued to shareholders in reinvestment of distributions	9,150,326	42,385,916
Cost of shares redeemed	(66,964,903)	(883,780,161)
Increase (decrease) in net assets derived from capital share transactions	(38,363,599)	(781,231,977)
Net increase (decrease) in net assets	(13,191,304)	(938,266,813)
	Six months ended April 30, 2023	Year ended October 31, 2022
Net Assets
Beginning of period	$431,137,097	$1,369,403,910
End of period	$417,945,793	$ 431,137,097

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.57	$ 11.18	$ 11.35	$ 10.91	$ 10.10	$ 10.64
Net investment income (loss)	0.17(a)	0.29(a)	0.24(a)	0.24	0.27	0.25(a)
Net realized and unrealized gain (loss)	0.51	(2.26)	(0.03)	0.47	0.82	(0.54)
Total from investment operations	0.68	(1.97)	0.21	0.71	1.09	(0.29)
Less distributions:
From net investment income	(0.18)	(0.31)	(0.25)	(0.27)	(0.28)	(0.25)
From net realized gain on investments	—	(0.33)	(0.13)	—	—	—
Return of capital	—	(0.00)‡	—	—	—	(0.00)‡
Total distributions	(0.18)	(0.64)	(0.38)	(0.27)	(0.28)	(0.25)
Net asset value at end of period	$ 9.07	$ 8.57	$ 11.18	$ 11.35	$ 10.91	$ 10.10
Total investment return (b)	7.94%	(18.43)%	1.86%	6.55%	10.88%	(2.78)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.93%††	2.89%	2.14%	2.30%	2.63%	2.40%
Net expenses (c)	0.82%††	0.78%	0.83%	0.85%	0.88%	0.90%
Expenses (before waiver/reimbursement) (c)	0.89%††	0.83%	0.83%	0.85%	0.89%	0.90%
Portfolio turnover rate	60%	98%(d)	111%(d)	123%	100%(d)	95%(d)
Net assets at end of period (in 000’s)	$ 54,140	$ 54,484	$ 87,764	$ 92,997	$ 56,473	$ 44,527

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.62	$ 11.24	$ 11.42	$ 10.97	$ 10.15	$ 10.70
Net investment income (loss)	0.16(a)	0.26(a)	0.22(a)	0.24	0.26	0.24(a)
Net realized and unrealized gain (loss)	0.51	(2.27)	(0.04)	0.46	0.82	(0.56)
Total from investment operations	0.67	(2.01)	0.18	0.70	1.08	(0.32)
Less distributions:
From net investment income	(0.16)	(0.28)	(0.23)	(0.25)	(0.26)	(0.23)
From net realized gain on investments	—	(0.33)	(0.13)	—	—	—
Return of capital	—	(0.00)‡	—	—	—	(0.00)‡
Total distributions	(0.16)	(0.61)	(0.36)	(0.25)	(0.26)	(0.23)
Net asset value at end of period	$ 9.13	$ 8.62	$ 11.24	$ 11.42	$ 10.97	$ 10.15
Total investment return (b)	7.85%	(18.65)%	1.54%	6.40%	10.74%	(2.99)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.64%††	2.65%	1.93%	2.11%	2.46%	2.27%
Net expenses (c)	1.11%††	1.04%	1.04%	1.05%	1.05%	1.04%
Expenses (before waiver/reimbursement) (c)	1.18%††	1.09%	1.04%	1.05%	1.06%	1.05%
Portfolio turnover rate	60%	98%(d)	111%(d)	123%	100%(d)	95%(d)
Net assets at end of period (in 000's)	$ 4,705	$ 4,663	$ 6,894	$ 7,558	$ 6,557	$ 5,514

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.58	$ 11.20	$ 11.37	$ 10.92	$ 10.11	$ 10.65
Net investment income (loss)	0.13(a)	0.19(a)	0.13(a)	0.18	0.20	0.16(a)
Net realized and unrealized gain (loss)	0.51	(2.28)	(0.03)	0.43	0.79	(0.55)
Total from investment operations	0.64	(2.09)	0.10	0.61	0.99	(0.39)
Less distributions:
From net investment income	(0.13)	(0.20)	(0.14)	(0.16)	(0.18)	(0.15)
From net realized gain on investments	—	(0.33)	(0.13)	—	—	—
Return of capital	—	(0.00)‡	—	—	—	(0.00)‡
Total distributions	(0.13)	(0.53)	(0.27)	(0.16)	(0.18)	(0.15)
Net asset value at end of period	$ 9.09	$ 8.58	$ 11.20	$ 11.37	$ 10.92	$ 10.11
Total investment return (b)	7.48%	(19.34)%	0.85%	5.64%	9.85%	(3.64)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.89%††	1.88%	1.17%	1.36%	1.73%	1.51%
Net expenses (c)	1.86%††	1.79%	1.79%	1.80%	1.80%	1.79%
Expenses (before waiver/reimbursement) (c)	1.93%††	1.84%	1.79%	1.80%	1.81%	1.80%
Portfolio turnover rate	60%	98%(d)	111%(d)	123%	100%(d)	95%(d)
Net assets at end of period (in 000’s)	$ 518	$ 606	$ 1,087	$ 1,838	$ 2,515	$ 2,987

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.59	$ 11.21	$ 11.38	$ 10.93	$ 10.12	$ 10.66
Net investment income (loss)	0.13(a)	0.18(a)	0.13(a)	0.14	0.20	0.16(a)
Net realized and unrealized gain (loss)	0.51	(2.27)	(0.03)	0.47	0.79	(0.55)
Total from investment operations	0.64	(2.09)	0.10	0.61	0.99	(0.39)
Less distributions:
From net investment income	(0.13)	(0.20)	(0.14)	(0.16)	(0.18)	(0.15)
From net realized gain on investments	—	(0.33)	(0.13)	—	—	—
Return of capital	—	(0.00)‡	—	—	—	(0.00)‡
Total distributions	(0.13)	(0.53)	(0.27)	(0.16)	(0.18)	(0.15)
Net asset value at end of period	$ 9.10	$ 8.59	$ 11.21	$ 11.38	$ 10.93	$ 10.12
Total investment return (b)	7.48%	(19.32)%	0.85%	5.64%	9.84%	(3.64)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.89%††	1.83%	1.17%	1.35%	1.74%	1.51%
Net expenses (c)	1.86%††	1.79%	1.79%	1.80%	1.80%	1.79%
Expenses (before waiver/reimbursement) (c)	1.93%††	1.84%	1.79%	1.80%	1.81%	1.80%
Portfolio turnover rate	60%	98%(d)	111%(d)	123%	100%(d)	95%(d)
Net assets at end of period (in 000’s)	$ 4,140	$ 4,480	$ 10,449	$ 18,434	$ 11,916	$ 14,837

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.57	$ 11.18	$ 11.36	$ 10.91	$ 10.10	$ 10.64
Net investment income (loss)	0.19(a)	0.30(a)	0.27(a)	0.29	0.31	0.28(a)
Net realized and unrealized gain (loss)	0.51	(2.25)	(0.04)	0.45	0.81	(0.54)
Total from investment operations	0.70	(1.95)	0.23	0.74	1.12	(0.26)
Less distributions:
From net investment income	(0.19)	(0.33)	(0.28)	(0.29)	(0.31)	(0.28)
From net realized gain on investments	—	(0.33)	(0.13)	—	—	—
Return of capital	—	(0.00)‡	—	—	—	(0.00)‡
Total distributions	(0.19)	(0.66)	(0.41)	(0.29)	(0.31)	(0.28)
Net asset value at end of period	$ 9.08	$ 8.57	$ 11.18	$ 11.36	$ 10.91	$ 10.10
Total investment return (b)	8.25%	(18.30)%	2.11%	6.91%	11.20%	(2.49)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.30%††	3.01%	2.39%	2.56%	2.93%	2.70%
Net expenses (c)	0.45%††	0.53%	0.58%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement) (c)	0.64%††	0.58%	0.58%	0.60%	0.64%	0.65%
Portfolio turnover rate	60%	98%(d)	111%(d)	123%	100%(d)	95%(d)
Net assets at end of period (in 000’s)	$ 100,811	$ 94,122	$ 720,466	$ 686,829	$ 1,056,594	$ 1,016,022

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R1		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.57	$ 11.18	$ 11.35	$ 10.90	$ 10.10	$ 10.64
Net investment income (loss)	0.18(a)	0.31(a)	0.26(a)	0.26	0.29	0.27(a)
Net realized and unrealized gain (loss)	0.50	(2.27)	(0.03)	0.47	0.80	(0.54)
Total from investment operations	0.68	(1.96)	0.23	0.73	1.09	(0.27)
Less distributions:
From net investment income	(0.18)	(0.32)	(0.27)	(0.28)	(0.29)	(0.27)
From net realized gain on investments	—	(0.33)	(0.13)	—	—	—
Return of capital	—	(0.00)‡	—	—	—	(0.00)‡
Total distributions	(0.18)	(0.65)	(0.40)	(0.28)	(0.29)	(0.27)
Net asset value at end of period	$ 9.07	$ 8.57	$ 11.18	$ 11.35	$ 10.90	$ 10.10
Total investment return (b)	8.01%	(18.31)%	2.01%	6.81%	10.98%	(2.59)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.07%††	3.10%	2.29%	2.47%	2.97%	2.61%
Net expenses (c)	0.68%††	0.61%	0.68%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement) (c)	0.75%††	0.67%	0.68%	0.70%	0.74%	0.75%
Portfolio turnover rate	60%	98%(d)	111%(d)	123%	100%(d)	95%(d)
Net assets at end of period (in 000’s)	$ 26	$ 24	$ 29	$ 29	$ 27	$ 4,148

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R2		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.57	$ 11.18	$ 11.35	$ 10.90	$ 10.09	$ 10.63
Net investment income (loss)	0.17(a)	0.28(a)	0.23(a)	0.25	0.27	0.24(a)
Net realized and unrealized gain (loss)	0.50	(2.26)	(0.03)	0.46	0.81	(0.54)
Total from investment operations	0.67	(1.98)	0.20	0.71	1.08	(0.30)
Less distributions:
From net investment income	(0.17)	(0.30)	(0.24)	(0.26)	(0.27)	(0.24)
From net realized gain on investments	—	(0.33)	(0.13)	—	—	—
Return of capital	—	(0.00)‡	—	—	—	(0.00)‡
Total distributions	(0.17)	(0.63)	(0.37)	(0.26)	(0.27)	(0.24)
Net asset value at end of period	$ 9.07	$ 8.57	$ 11.18	$ 11.35	$ 10.90	$ 10.09
Total investment return (b)	7.88%	(18.52)%	1.75%	6.54%	10.82%	(2.83)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.83%††	2.85%	2.02%	2.21%	2.57%	2.35%
Net expenses (c)	0.92%††	0.87%	0.93%	0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement) (c)	0.99%††	0.93%	0.93%	0.95%	0.99%	1.00%
Portfolio turnover rate	60%	98%(d)	111%(d)	123%	100%(d)	95%(d)
Net assets at end of period (in 000’s)	$ 29	$ 27	$ 33	$ 87	$ 81	$ 73

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R3		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.57	$ 11.18	$ 11.35	$ 10.90	$ 10.10	$ 10.64
Net investment income (loss)	0.16(a)	0.26(a)	0.20(a)	0.22	0.24	0.22(a)
Net realized and unrealized gain (loss)	0.50	(2.27)	(0.03)	0.46	0.80	(0.54)
Total from investment operations	0.66	(2.01)	0.17	0.68	1.04	(0.32)
Less distributions:
From net investment income	(0.16)	(0.27)	(0.21)	(0.23)	(0.24)	(0.22)
From net realized gain on investments	—	(0.33)	(0.13)	—	—	—
Return of capital	—	(0.00)‡	—	—	—	(0.00)‡
Total distributions	(0.16)	(0.60)	(0.34)	(0.23)	(0.24)	(0.22)
Net asset value at end of period	$ 9.07	$ 8.57	$ 11.18	$ 11.35	$ 10.90	$ 10.10
Total investment return (b)	7.75%	(18.71)%	1.50%	6.28%	10.44%	(3.08)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.58%††	2.62%	1.79%	1.96%	2.30%	2.15%
Net expenses (c)	1.17%††	1.11%	1.18%	1.20%	1.20%	1.20%
Expenses (before waiver/reimbursement) (c)	1.24%††	1.17%	1.18%	1.20%	1.24%	1.24%
Portfolio turnover rate	60%	98%(d)	111%(d)	123%	100%(d)	95%(d)
Net assets at end of period (in 000’s)	$ 531	$ 483	$ 509	$ 329	$ 251	$ 173

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R6		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.57	$ 11.18	$ 11.35	$ 10.91	$ 10.10	$ 10.64
Net investment income (loss)	0.19(a)	0.31(a)	0.27(a)	0.28	0.30	0.29(a)
Net realized and unrealized gain (loss)	0.50	(2.26)	(0.02)	0.46	0.82	(0.54)
Total from investment operations	0.69	(1.95)	0.25	0.74	1.12	(0.25)
Less distributions:
From net investment income	(0.19)	(0.33)	(0.29)	(0.30)	(0.31)	(0.29)
From net realized gain on investments	—	(0.33)	(0.13)	—	—	—
Return of capital	—	(0.00)‡	—	—	—	(0.00)‡
Total distributions	(0.19)	(0.66)	(0.42)	(0.30)	(0.31)	(0.29)
Net asset value at end of period	$ 9.07	$ 8.57	$ 11.18	$ 11.35	$ 10.91	$ 10.10
Total investment return (b)	8.14%	(18.20)%	2.16%	6.89%	11.27%	(2.42)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.30%††	3.13%	2.43%	2.61%	2.98%	2.81%
Net expenses (c)	0.45%††	0.50%	0.53%	0.53%	0.53%	0.53%
Expenses (before waiver/reimbursement) (c)	0.52%††	0.54%	0.53%	0.53%	0.53%	0.53%
Portfolio turnover rate	60%	98%(d)	111%(d)	123%	100%(d)	95%(d)
Net assets at end of period (in 000’s)	$ 253,024	$ 272,227	$ 542,147	$ 716,703	$ 185,733	$ 119,963

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class		2022	2021	2020
Net asset value at beginning of period	$ 8.62	$ 11.24	$ 11.41	$ 11.52**
Net investment income (loss)	0.16(a)	0.24(a)	0.19(a)	0.03
Net realized and unrealized gain (loss)	0.51	(2.28)	(0.03)	(0.11)
Total from investment operations	0.67	(2.04)	0.16	(0.08)
Less distributions:
From net investment income	(0.16)	(0.25)	(0.20)	(0.03)
From net realized gain on investments	—	(0.33)	(0.13)	—
Return of capital	—	(0.00)‡	—	—
Total distributions	(0.16)	(0.58)	(0.33)	(0.03)
Net asset value at end of period	$ 9.13	$ 8.62	$ 11.24	$ 11.41
Total investment return (b)	7.81%	(18.85)%	1.39%	(0.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.55%††	2.43%	1.69%	1.80%††
Net expenses (c)	1.20%††	1.28%	1.29%	1.26%††
Expenses (before waiver/reimbursement) (c)	1.27%††	1.33%	1.29%	1.26%††
Portfolio turnover rate	60%	98%(d)	111%(d)	123%
Net assets at end of period (in 000’s)	$ 22	$ 20	$ 25	$ 25

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate not including mortgage dollar rolls were 96% and 108% for the years ended October 31, 2022 and 2021 respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Total Return Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class B	January 2, 2004
Class C	January 2, 2004
Class I	January 2, 1991
Class R1	June 29, 2012
Class R2	June 29, 2012
Class R3	February 29, 2016
Class R6	December 29, 2014
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring

40	MainStay MacKay Total Return Bond Fund

appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
41

Notes to Financial Statements (Unaudited) (continued)
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2023 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of April 30, 2023, and can change at any time. Illiquid investments as of April 30, 2023, are shown in the Portfolio of Investments.

42	MainStay MacKay Total Return Bond Fund

(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures
43

Notes to Financial Statements (Unaudited) (continued)
contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2023, are shown in the Portfolio of Investments.
(H) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the London Interbank Offered Rate ("LIBOR") or an alternative reference rate.
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2023, the Fund did not hold any unfunded commitments.
(I) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the

44	MainStay MacKay Total Return Bond Fund

Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2023, are shown in the Portfolio of Investments.
(K) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(L) Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(M) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1,
2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. In connection with supervisory guidance from regulators, certain regulated entities ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.
45

Notes to Financial Statements (Unaudited) (continued)
(N) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(O) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(P) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2023:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$2,484,961	$2,484,961
Total Fair Value	$2,484,961	$2,484,961

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(230,416)	$(230,416)
Total Fair Value	$(230,416)	$(230,416)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(3,305,802)	$(3,305,802)
Total Net Realized Gain (Loss)	$(3,305,802)	$(3,305,802)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$5,617,714	$5,617,714
Total Net Change in Unrealized Appreciation (Depreciation)	$5,617,714	$5,617,714

Average Notional Amount	Total
Futures Contracts Long	$126,753,641
Futures Contracts Short	$ (6,709,543)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement

46	MainStay MacKay Total Return Bond Fund

("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $1 billion; 0.44% from $1 billion to $3 billion; and 0.43% in excess of $3 billion. During the six-month period ended April 30, 2023, the effective management fee rate was 0.45% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: 0.88% for Class A shares and 0.45% for Class I shares. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class B shares, Class C shares, Class R1 shares, Class R2 shares, Class R3 shares and SIMPLE Class shares. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R1, Class R2 and Class R3 shares of the Fund do not exceed 0.70%, 0.95% and 1.20%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $983,558 and waived fees and/or reimbursed expenses in the amount of $219,399 and paid the Subadvisor fees in the amount of $382,078.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
47

Notes to Financial Statements (Unaudited) (continued)
During the six-month period ended April 30, 2023, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 13
Class R2	14
Class R3	254
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $2,623 and $492, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2023, of $344, $82 and $62, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$33,645	$ —
Investor Class	9,776	(60)
Class B	1,134	(7)
Class C	9,029	(52)
Class I	60,894	—
Class R1	16	—
Class R2	18	—
Class R3	316	—
Class R6	5,494	—
SIMPLE Class	26	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$398,147	0.4%
Class R1	25,817	99.6
Class R2	29,218	99.7
Class R3	26,973	5.1
Class R6	28,218	0.0‡
SIMPLE Class	21,960	99.7

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$447,332,733	$3,778,327	$(35,598,083)	$(31,819,756)
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $27,956,211, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$20,222	$7,734

48	MainStay MacKay Total Return Bond Fund

During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$23,740,154
Long-Term Capital Gains	18,805,868
Return of Capital	172,082
Total	$42,718,104
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of U.S. government securities were $149,732 and $156,058, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $104,936 and $128,258, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	291,297	$ 2,612,448
Shares issued to shareholders in reinvestment of distributions	110,665	995,648
Shares redeemed	(819,876)	(7,357,262)
Net increase (decrease) in shares outstanding before conversion	(417,914)	(3,749,166)
Shares converted into Class A (See Note 1)	25,879	232,186
Shares converted from Class A (See Note 1)	(39)	(348)
Net increase (decrease)	(392,074)	$ (3,517,328)
Year ended October 31, 2022:
Shares sold	789,544	$ 8,073,585
Shares issued to shareholders in reinvestment of distributions	437,720	4,500,205
Shares redeemed	(2,750,861)	(27,384,604)
Net increase (decrease) in shares outstanding before conversion	(1,523,597)	(14,810,814)
Shares converted into Class A (See Note 1)	33,307	341,580
Net increase (decrease)	(1,490,290)	$ (14,469,234)

49

Notes to Financial Statements (Unaudited) (continued)
Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	11,400	$ 102,672
Shares issued to shareholders in reinvestment of distributions	9,399	85,099
Shares redeemed	(42,036)	(378,861)
Net increase (decrease) in shares outstanding before conversion	(21,237)	(191,090)
Shares converted into Investor Class (See Note 1)	11,884	106,770
Shares converted from Investor Class (See Note 1)	(16,277)	(146,976)
Net increase (decrease)	(25,630)	$ (231,296)
Year ended October 31, 2022:
Shares sold	18,401	$ 187,043
Shares issued to shareholders in reinvestment of distributions	34,395	355,385
Shares redeemed	(116,449)	(1,174,918)
Net increase (decrease) in shares outstanding before conversion	(63,653)	(632,490)
Shares converted into Investor Class (See Note 1)	11,696	117,451
Shares converted from Investor Class (See Note 1)	(20,166)	(213,878)
Net increase (decrease)	(72,123)	$ (728,917)

Class B	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	7	$ 60
Shares issued to shareholders in reinvestment of distributions	850	7,665
Shares redeemed	(9,628)	(85,616)
Net increase (decrease) in shares outstanding before conversion	(8,771)	(77,891)
Shares converted from Class B (See Note 1)	(4,948)	(44,373)
Net increase (decrease)	(13,719)	$ (122,264)
Year ended October 31, 2022:
Shares sold	215	$ 2,273
Shares issued to shareholders in reinvestment of distributions	4,337	45,048
Shares redeemed	(21,775)	(214,657)
Net increase (decrease) in shares outstanding before conversion	(17,223)	(167,336)
Shares converted from Class B (See Note 1)	(9,185)	(91,192)
Net increase (decrease)	(26,408)	$ (258,528)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	18,693	$ 168,338
Shares issued to shareholders in reinvestment of distributions	6,927	62,509
Shares redeemed	(75,694)	(682,343)
Net increase (decrease) in shares outstanding before conversion	(50,074)	(451,496)
Shares converted from Class C (See Note 1)	(16,461)	(147,607)
Net increase (decrease)	(66,535)	$ (599,103)
Year ended October 31, 2022:
Shares sold	43,235	$ 437,164
Shares issued to shareholders in reinvestment of distributions	41,654	435,954
Shares redeemed	(476,819)	(4,733,579)
Net increase (decrease) in shares outstanding before conversion	(391,930)	(3,860,461)
Shares converted from Class C (See Note 1)	(18,813)	(184,493)
Net increase (decrease)	(410,743)	$ (4,044,954)

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	685,488	$ 6,153,899
Shares issued to shareholders in reinvestment of distributions	236,765	2,131,678
Shares redeemed	(797,395)	(7,129,580)
Net increase (decrease) in shares outstanding before conversion	124,858	1,155,997
Shares converted into Class I (See Note 1)	39	348
Net increase (decrease)	124,897	$ 1,156,345
Year ended October 31, 2022:
Shares sold	2,135,672	$ 21,568,533
Shares issued to shareholders in reinvestment of distributions	815,917	8,370,485
Shares redeemed	(56,387,869)	(623,435,691)
Net increase (decrease) in shares outstanding before conversion	(53,436,280)	(593,496,673)
Shares converted into Class I (See Note 1)	3,262	30,532
Net increase (decrease)	(53,433,018)	$(593,466,141)

Class R1	Shares	Amount
Six-month period ended April 30, 2023:
Shares issued to shareholders in reinvestment of distributions	57	$ 519
Net increase (decrease)	57	$ 519
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	173	$ 1,758
Net increase (decrease)	173	$ 1,758

50	MainStay MacKay Total Return Bond Fund

Class R2	Shares	Amount
Six-month period ended April 30, 2023:
Shares issued to shareholders in reinvestment of distributions	61	$ 552
Net increase (decrease)	61	$ 552
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	188	$ 1,917
Net increase (decrease)	188	$ 1,917

Class R3	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	2,133	$ 19,231
Shares issued to shareholders in reinvestment of distributions	193	1,732
Shares redeemed	(144)	(1,322)
Net increase (decrease)	2,182	$ 19,641
Year ended October 31, 2022:
Shares sold	12,519	$ 120,023
Shares issued to shareholders in reinvestment of distributions	591	6,037
Shares redeemed	(2,289)	(23,247)
Net increase (decrease)	10,821	$ 102,813

Class R6	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,173,515	$ 10,394,330
Shares issued to shareholders in reinvestment of distributions	652,077	5,864,541
Shares redeemed	(5,713,328)	(51,329,919)
Net increase (decrease)	(3,887,736)	$ (35,071,048)
Year ended October 31, 2022:
Shares sold	3,239,611	$ 29,773,647
Shares issued to shareholders in reinvestment of distributions	2,775,072	28,667,785
Shares redeemed	(22,728,520)	(226,813,465)
Net increase (decrease)	(16,713,837)	$(168,372,033)

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares issued to shareholders in reinvestment of distributions	43	$ 383
Net increase (decrease)	43	$ 383
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	130	$ 1,342
Net increase (decrease)	130	$ 1,342
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
51

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Total Return Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, MacKay personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s

52	MainStay MacKay Total Return Bond Fund

decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at MacKay. The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
53

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, five- and ten-year periods ended July 31, 2022, and performed in line with its peer funds from the three-year period ended July 31, 2022. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as the MainStay Group of Funds. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

54	MainStay MacKay Total Return Bond Fund

The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
55

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
56	MainStay MacKay Total Return Bond Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
57

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
58	MainStay MacKay Total Return Bond Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022327MS043-23	MSTRB10-06/23
(NYLIM) NL229

MainStay Short Term Bond Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 1.00% Initial Sales Charge	With sales charges	1/2/2004	1.71%	-0.71%	1.12%	0.95%	0.88%
		Excluding sales charges		2.73	0.29	1.74	1.26	0.88
Investor Class Shares[3,4]	Maximum 0.50% Initial Sales Charge	With sales charges	2/28/2008	2.23	-0.26	0.91	0.75	1.32
		Excluding sales charges		2.75	0.24	1.53	1.06	1.32
Class I Shares	No Sales Charge		1/2/1991	2.92	0.66	2.05	1.58	0.60
SIMPLE Class Shares	No Sales Charge		8/31/2020	2.55	-0.07	N/A	-1.56	1.23

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to February 28, 2020, the maximum initial sales charge applicable was 3.00%, which is reflected in the average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 1.00%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg 1-3 Year U.S. Government/Credit Bond Index[2]	2.89%	1.15%	1.35%	1.03%
Morningstar U.S. Fund Short-Term Bond Category Average[3]	3.77	0.89	1.41	1.18

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index comprised of investment grade, U.S. dollar denominated, fixed-rate Treasurys, government-related and corporate securities, with maturities of one to three years. Results assume reinvestment of all income.
3.	The Morningstar U.S. Fund Short-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 1.0 to 3.5 years. These funds are attractive to fairly conservative investors, because they are less sensitive to interest rates than funds with longer durations. Morningstar calculates monthly breakpoints using the effective duration of the Morningstar Core Bond Index in determining duration assignment. Short-term is defined as 25% to 75% of the three-year average effective duration of the MCBI. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Short Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Term Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,027.30	$3.82	$1,021.03	$3.81	0.76%
Investor Class Shares	$1,000.00	$1,027.50	$4.62	$1,020.23	$4.61	0.92%
Class I Shares	$1,000.00	$1,029.20	$2.01	$1,022.81	$2.01	0.40%
SIMPLE Class Shares	$1,000.00	$1,025.50	$5.52	$1,019.34	$5.51	1.10%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2023 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.25%-3.875%, due 6/30/23–2/15/33
2.	iShares 1-5 Year Investment Grade Corporate Bond ETF
3.	GM Financial Automobile Leasing Trust, 5.27%, due 6/20/25
4.	Morgan Stanley, 4.679%-6.138%, due 7/17/26–1/28/27
5.	Bank of America Corp., 4.20%-5.202%, due 8/26/24–4/25/29
6.	Deutsche Bank AG, 6.119%, due 7/14/26
7.	NextEra Energy Capital Holdings, Inc., 5.263%-6.051%, due 11/3/23–3/1/25
8.	Voya CLO Ltd., 6.40%-8.348%, due 4/15/31–10/20/34
9.	Danske Bank A/S, 6.466%, due 1/9/26
10.	FHLMC, Multifamily Structured Pass-Through Certificates, 1.537%-1.81%, due 1/25/30–5/25/30

8	MainStay Short Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Kenneth Sommer, Matthew Downs and AJ Rzad, CFA,1 of NYL Investors LLC, the Fund’s Subadvisor.
How did MainStay Short Term Bond Fund perform relative to its benchmark and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay Short Term Bond Fund returned 2.92%, outperforming the 2.89% return of the Fund’s benchmark, the Bloomberg 1–3 Year U.S. Government/Credit Bond Index (the “Index”). Over the same period, Class I shares underperformed the 3.77% return of the Morningstar U.S. Fund Short-Term Bond Category Average.2
What factors affected the Fund’s relative performance during the reporting period?
Relative to the Index, the Fund held overweight positions in corporate securities, asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) throughout the reporting period. To facilitate these overweight positions, the Fund maintained underweight exposure to the U.S. Treasury sector. Option-adjusted spreads3 (“OAS”) on the Index widened five basis points during the reporting period. (A basis point is one one-hundredth of a percentage point.) Overweight exposure to ABS made the strongest positive contribution to the Fund’s relative performance during the reporting period. (Contributions take weightings and total returns into account.) Positions in collateralized loan obligations (“CLOs”) rated AAA and AA were accretive to performance.4 Within the fixed-rate subcomponent, the Fund’s allocation to student loan securities added to performance. Within the mortgage-backed securities (“MBS”) sector, the Fund’s overweight allocation to the non-agency subcomponent aided performance. Corporate sector holdings were also accretive to performance during the reporting period. Overweight positions relative to the Index in CMBS, particularly the AAA non-agency subcomponent, detracted from performance. The Fund’s underweight position in U.S. Treasury securities also detracted from performance.
Were there any changes to the Fund during the reporting period?
Effective February 28, 2023, Matthew Downs was added as a portfolio manager of the Fund.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund’s investment in derivatives was limited to interest rate derivatives used to keep the duration5 of the Fund in line with the portfolio managers’ target. Broadly speaking, these interest rate derivatives had a slightly negative impact on performance.
What was the Fund’s duration strategy during the reporting period?
During the first half of the reporting period, the Fund generally maintained a duration shorter than that of the Index, concentrated in the front end of the yield curve6 (0–2 year). This strategy had a positive impact on the Fund’s performance as interest rates moved higher in anticipation of the U.S. Federal Reserve tightening monetary policy to rein in inflation. During the second half of the reporting period, the Fund generally maintained a duration that was longer than that of the Index in the front end of the yield curve and a duration shorter than the Index in the 7–to–10-year part of the curve. This curve positioning detracted slightly from Fund performance. As of April 28, 2023, the Fund’s duration was 1.91 years, compared to a duration of 1.88 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the Fund maintained overweight exposure compared to the Index in the utility and financial subsectors, both of which were accretive to the Fund’s relative performance. Among utilities, the Fund’s overweight position in the electric subcomponent proved particularly strong, with bonds issued by Enel Finance America LLC, Nextera Energy Capital Holdings, and Pacific Gas and Electric among the best performers. Among financials, overweight exposure to the finance company and banking subsectors had the most positive impact on relative performance, specifically holdings in Banco Santander SA, HSBC Holdings PLC, JPMorgan Chase & Co and Morgan Stanley. Among securitized products, ABS was the best-performing sector. Within

1.	Effective on or about June 30, 2023, AJ Rzad will no longer serve as a portfolio manager for the Fund.
2.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
9

the floating-rate subcomponent of the ABS sector, CLOs rated AAA and AA were accretive to relative performance. Within the fixed-rate subcomponent of the ABS sector, equipment and student loan securities enhanced relative performance. Within the CMBS sector, the Fund’s overweight position in the AAA non-agency subcomponent detracted from performance. Underweight exposure to the sovereign, supranational and foreign agency subsectors also detracted slightly from performance, as did underweight exposure to the U.S. Treasury sector.
What were some of the Fund’s largest purchases and sales during the reporting period?
The largest additions to the Fund during the reporting period included bonds issued by Deutsche Bank AG (New York branch), Danske Bank A/S, Barclays PLC, Morgan Stanley and The Bank of New York Mellon. The largest reductions during the same period included bonds issued by Sumitomo Mitsui Financial Group, Charter Communications Operating LLC, Banco Santander SA, The Goldman Sachs Group and Standard Chartered PLC.
How did the Fund’s weightings change during the reporting period?
During the reporting period, the Fund held overweight exposure to the utility and financial subsectors within the corporate sector. In the first quarter of 2023, we increased the Fund’s allocation to corporates, via financials, as OAS relative to industrials and utilities became increasingly favorable. Within the ABS sector, we increased the Fund’s allocation to the auto ABS subsector to enhance portfolio yield. During the second half of the reporting period, we reduced the Fund’s allocation to CMBS to limit exposure within the sector as the fundamental backdrop remained uncertain.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, the Fund held its most significantly overweight exposure relative to the Index in ABS. Within the corporate sector, the Fund held overweight positions in financials and utilities. The Fund also held overweight positions in CMBS. As of the same date, the Fund held relatively underweight positions in the sovereign, supranational, foreign agency and foreign local government sectors, as well as in U.S. Treasury securities.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Short Term Bond Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 96.3%
Asset-Backed Securities 14.5%
Automobile Asset-Backed Securities 5.5%
Avis Budget Rental Car Funding AESOP LLC
Series 2018-1A, Class A
3.70%, due 9/20/24 (a)	$ 625,000	$ 622,349
BOF URSA VI Funding Trust I
Series 2023-CAR2, Class A2
5.542%, due 10/27/31 (a)	717,680	719,521
Carvana Auto Receivables Trust
Series 2022-P3, Class A3
4.61%, due 11/10/27	500,000	489,950
Ford Credit Auto Owner Trust
Series 2018-2, Class A
3.47%, due 1/15/30 (a)	1,000,000	995,982
Ford Credit Floorplan Master Owner Trust
Series 2019-2, Class A
3.06%, due 4/15/26	750,000	732,500
GM Financial Automobile Leasing Trust
Series 2023-1, Class A2A
5.27%, due 6/20/25	3,000,000	2,996,755
Hertz Vehicle Financing III LLC
Series 2022-3A, Class A
3.37%, due 3/25/25 (a)	750,000	736,052
Octane Receivables Trust
Series 2023-1A, Class A
5.87%, due 5/21/29 (a)	689,388	689,208
		7,982,317
Other Asset-Backed Securities 9.0%
Amur Equipment Finance Receivables XI LLC
Series 2022-2A, Class A2
5.30%, due 6/21/28 (a)	207,700	206,498
Apidos CLO XXX
Series XXXA, Class A2
6.862% (3 Month LIBOR + 1.60%), due 10/18/31 (a)(b)	500,000	487,325
ARES LIX CLO Ltd.
Series 2021-59A, Class B1
6.655% (3 Month LIBOR + 1.40%), due 4/25/34 (a)(b)	500,000	478,491
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
6.65% (3 Month LIBOR + 1.40%), due 4/20/30 (a)(b)	500,000	481,972
Ballyrock CLO 23 Ltd.
Series 2023-23A, Class A1
6.971% (3 Month SOFR + 1.98%), due 4/25/36 (a)(b)	500,000	497,734
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Benefit Street Partners CLO XXX Ltd.
Series 2023-30A, Class A
6.805% (3 Month SOFR + 2.10%), due 4/25/36 (a)(b)	$ 400,000	$ 401,255
College Avenue Student Loans LLC
Series 2021-B, Class A2
1.76%, due 6/25/52 (a)	234,672	200,668
Cook Park CLO Ltd.
Series 2018-1A, Class B
6.66% (3 Month LIBOR + 1.40%), due 4/17/30 (a)(b)	500,000	483,526
CyrusOne Data Centers Issuer I LLC
Series 2023-1A, Class A2
4.30%, due 4/20/48 (a)	500,000	453,824
EDvestinU Private Education Loan Issue No. 3 LLC
Series 2021-A, Class A
1.80%, due 11/25/45 (a)	325,819	286,046
Marlin Receivables LLC
Series 2022-1A, Class A2
4.53%, due 9/20/25 (a)	291,607	288,438
MetroNet Infrastructure Issuer LLC
Series 2023-1A, Class A2
6.56%, due 4/20/53 (a)	500,000	499,037
MVW Owner Trust
Series 2017-1A, Class A
2.42%, due 12/20/34 (a)	22,192	21,903
Neuberger Berman CLO XIV Ltd.
Series 2013-14A, Class BR2
6.773% (3 Month LIBOR + 1.50%), due 1/28/30 (a)(b)	500,000	487,602
NMEF Funding LLC
Series 2022-B, Class A2
6.07%, due 6/15/29 (a)	233,000	234,190
Oak Street Investment Grade Net Lease Fund
Series 2020-1A, Class A1
1.85%, due 11/20/50 (a)	305,556	273,589
Palmer Square CLO Ltd.
Series 2015-2A, Class A2R2
6.80% (3 Month LIBOR + 1.55%), due 7/20/30 (a)(b)	500,000	488,975
Romark CLO IV Ltd.
Series 2021-4A, Class A1
6.381% (3 Month LIBOR + 1.17%), due 7/10/34 (a)(b)	500,000	490,453
Sabey Data Center Issuer LLC
Series 2023-1, Class A2
6.25%, due 4/20/48 (a)	619,000	624,115

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Sixth Street CLO XVI Ltd.
Series 2020-16A, Class A1A
6.57% (3 Month LIBOR + 1.32%), due 10/20/32 (a)(b)	$ 1,000,000	$ 994,596
SMB Private Education Loan Trust (a)
Series 2021-A, Class B
2.31%, due 1/15/53	570,000	513,640
Series 2016-C, Class A2A
2.34%, due 9/15/34	471,515	454,956
SVC ABS LLC
Series 2023-1A, Class A
5.15%, due 2/20/53 (a)	384,679	377,401
Texas Debt Capital CLO Ltd.
Series 2023-2A, Class A
7.116% (3 Month SOFR + 1.95%), due 7/21/35 (a)(b)(c)	750,000	749,934
Tribute Rail LLC
Series 2022-1, Class A
4.76%, due 5/17/52 (a)	486,827	472,031
Vantage Data Centers Issuer LLC
Series 2020-1A, Class A2
1.645%, due 9/15/45 (a)	350,000	315,609
Vibrant CLO X Ltd.
Series 2018-10A, Class A1
6.51% (3 Month SOFR + 1.462%), due 10/20/31 (a)(b)	500,000	493,155
Voya CLO Ltd. (a)(b)
Series 2021-2A, Class A
6.40% (3 Month LIBOR + 1.15%), due 10/20/34	500,000	487,822
Series 2019-1A, Class BR
6.81% (3 Month LIBOR + 1.55%), due 4/15/31	500,000	483,171
Series 2022-4A, Class A
7.198% (3 Month SOFR + 2.15%), due 10/20/33	250,000	250,266
Series 2022-4A, Class B
8.348% (3 Month SOFR + 3.30%), due 10/20/33	250,000	250,606
		13,228,828
Total Asset-Backed Securities (Cost $21,459,484)		21,211,145
	Principal Amount	Value
Corporate Bonds 29.8%
Auto Manufacturers 1.1%
American Honda Finance Corp.
0.55%, due 7/12/24	$ 700,000	$ 665,407
Ford Motor Credit Co. LLC
3.664%, due 9/8/24	600,000	578,869
General Motors Financial Co., Inc.
6.05%, due 10/10/25	325,000	328,501
		1,572,777
Banks 16.4%
Bank of America Corp.
4.20%, due 8/26/24	920,000	907,524
5.08%, due 1/20/27 (d)	1,145,000	1,142,816
5.202%, due 4/25/29 (d)	280,000	281,861
Bank of New York Mellon Corp. (The) (d)
4.543%, due 2/1/29	495,000	491,978
4.947%, due 4/26/27	365,000	367,637
Bank of New Zealand
4.846%, due 2/7/28 (a)	700,000	701,082
Barclays plc
7.385% (1 Year Treasury Constant Maturity Rate + 3.30%), due 11/2/28 (b)	895,000	953,064
Citigroup, Inc.
5.61%, due 9/29/26 (d)	620,000	627,220
Citizens Bank NA
6.064%, due 10/24/25 (d)	500,000	483,828
Cooperatieve Rabobank UA
4.655% (1 Year Treasury Constant Maturity Rate + 1.75%), due 8/22/28 (a)(b)	310,000	302,486
Credit Suisse AG
7.95%, due 1/9/25	760,000	773,498
Danske Bank A/S
6.466% (1 Year Treasury Constant Maturity Rate + 2.10%), due 1/9/26 (a)(b)	1,385,000	1,394,872
Deutsche Bank AG
6.119%, due 7/14/26 (d)	1,570,000	1,550,271
Fifth Third Bank NA
5.852%, due 10/27/25 (d)	360,000	357,698
HSBC Holdings plc
7.336%, due 11/3/26 (d)	935,000	980,439
HSBC USA, Inc.
5.625%, due 3/17/25	735,000	740,645
Huntington National Bank (The) (d)
4.008%, due 5/16/25	325,000	313,257
5.699%, due 11/18/25	295,000	288,039

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Short Term Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
JPMorgan Chase & Co. (d)
1.561%, due 12/10/25	$ 600,000	$ 563,346
4.323%, due 4/26/28	395,000	387,557
5.546%, due 12/15/25	320,000	321,440
KeyBank NA
4.70%, due 1/26/26	250,000	241,360
Lloyds Banking Group plc
3.75%, due 1/11/27	635,000	604,411
Manufacturers & Traders Trust Co.
5.40%, due 11/21/25	665,000	649,532
Mitsubishi UFJ Financial Group, Inc. (b)
5.354% (1 Year Treasury Constant Maturity Rate + 1.90%), due 9/13/28	205,000	207,308
5.541% (1 Year Treasury Constant Maturity Rate + 1.50%), due 4/17/26	560,000	561,780
Morgan Stanley (d)
4.679%, due 7/17/26	380,000	376,864
5.05%, due 1/28/27	1,505,000	1,508,988
6.138%, due 10/16/26	845,000	867,208
Morgan Stanley Bank NA
4.754%, due 4/21/26	365,000	366,814
NatWest Group plc
5.847% (1 Year Treasury Constant Maturity Rate + 1.35%), due 3/2/27 (b)	710,000	718,251
PNC Financial Services Group, Inc. (The)
4.758%, due 1/26/27 (d)	220,000	217,487
Royal Bank of Canada
5.66%, due 10/25/24	360,000	363,689
Societe Generale SA
6.446% (1 Year Treasury Constant Maturity Rate + 2.55%), due 1/10/29 (a)(b)	545,000	556,276
State Street Corp.
4.857%, due 1/26/26 (d)	150,000	149,759
Swedbank AB
5.337%, due 9/20/27 (a)	290,000	291,122
Toronto-Dominion Bank (The)
4.285%, due 9/13/24	295,000	291,677
Truist Financial Corp.
4.873%, due 1/26/29 (d)	490,000	479,641
U.S. Bancorp
4.653%, due 2/1/29 (d)	500,000	486,531
	Principal Amount	Value

Banks (continued)
UBS Group AG
5.711% (1 Year Treasury Constant Maturity Rate + 1.55%), due 1/12/27 (a)(b)	$ 465,000	$ 463,677
Wells Fargo & Co.
4.54%, due 8/15/26 (d)	545,000	536,845
		23,869,778
Biotechnology 0.3%
Amgen, Inc.
5.15%, due 3/2/28	360,000	368,464
Chemicals 0.4%
Celanese US Holdings LLC
6.33%, due 7/15/29	555,000	562,248
Diversified Financial Services 3.4%
AerCap Ireland Capital DAC
1.65%, due 10/29/24	890,000	832,194
Air Lease Corp.
0.80%, due 8/18/24	650,000	610,344
American Express Co.
3.95%, due 8/1/25	1,050,000	1,029,589
Blackstone Holdings Finance Co. LLC
5.90%, due 11/3/27 (a)	400,000	410,370
Capital One Financial Corp. (d)
4.166%, due 5/9/25	500,000	486,850
4.985%, due 7/24/26	290,000	283,057
Intercontinental Exchange, Inc.
3.65%, due 5/23/25	880,000	864,414
4.00%, due 9/15/27	460,000	454,927
		4,971,745
Electric 4.7%
Duke Energy Corp.
2.45%, due 6/1/30	270,000	232,014
Enel Finance America LLC
7.10%, due 10/14/27 (a)	200,000	214,524
Eversource Energy
Series T
5.106% (SOFR + 0.25%), due 8/15/23 (b)	750,000	749,302
Florida Power & Light Co.
5.05%, due 4/1/28	500,000	517,700
NextEra Energy Capital Holdings, Inc.
5.263% (SOFR + 0.40%), due 11/3/23 (b)	1,285,000	1,281,755
6.051%, due 3/1/25	220,000	223,658
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
OGE Energy Corp.
0.703%, due 5/26/23	$ 1,285,000	$ 1,280,951
Pacific Gas and Electric Co.
3.25%, due 2/16/24	895,000	876,094
4.20%, due 3/1/29	206,000	190,756
5.45%, due 6/15/27	245,000	243,324
Southern California Edison Co.
5.30%, due 3/1/28	300,000	308,098
5.85%, due 11/1/27	465,000	488,737
Southern Co. (The)
5.15%, due 10/6/25	310,000	313,121
		6,920,034
Entertainment 0.5%
Warnermedia Holdings, Inc. (a)
3.428%, due 3/15/24	600,000	586,878
3.755%, due 3/15/27	160,000	150,785
		737,663
Insurance 0.1%
Corebridge Financial, Inc.
3.50%, due 4/4/25 (a)	200,000	192,162
Investment Companies 0.2%
Blackstone Private Credit Fund
7.05%, due 9/29/25 (a)	275,000	275,381
Media 0.3%
Discovery Communications LLC
3.80%, due 3/13/24	420,000	413,669
Packaging & Containers 0.1%
Berry Global, Inc.
5.50%, due 4/15/28 (a)	130,000	130,076
Pharmaceuticals 0.1%
Becton Dickinson & Co.
4.693%, due 2/13/28	155,000	156,797
Pipelines 1.2%
Energy Transfer LP
5.55%, due 2/15/28	325,000	331,365
Kinder Morgan Energy Partners LP
4.15%, due 2/1/24	445,000	441,454
	Principal Amount	Value

Pipelines (continued)
ONEOK, Inc.
5.85%, due 1/15/26	$ 335,000	$ 341,670
Plains All American Pipeline LP
3.85%, due 10/15/23	330,000	327,152
4.50%, due 12/15/26	330,000	324,027
		1,765,668
Semiconductors 0.3%
Intel Corp.
4.875%, due 2/10/28	230,000	234,042
Micron Technology, Inc.
5.375%, due 4/15/28	225,000	224,262
		458,304
Software 0.3%
Oracle Corp.
5.80%, due 11/10/25	460,000	471,481
Telecommunications 0.4%
T-Mobile USA, Inc.
2.625%, due 4/15/26	630,000	590,912
Total Corporate Bonds (Cost $43,618,116)		43,457,159
Foreign Government Bond 0.2%
Supranational 0.2%
International Bank for Reconstruction & Development
0.85%, due 2/10/27	375,000	335,217
Total Foreign Government Bond (Cost $375,000)		335,217
Mortgage-Backed Securities 4.0%
Agency (Collateralized Mortgage Obligations) 0.6%
FHLMC, Strips (e)
Series 390, Class C22
2.00%, due 4/15/37	4,956,351	399,141
Series 390, Class C5
2.00%, due 4/15/42	4,919,135	466,013
		865,154
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.2%
BWAY Mortgage Trust
Series 2013-1515, Class A2
3.454%, due 3/10/33 (a)	500,000	468,423

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Short Term Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
FHLMC, Multifamily Structured Pass-Through Certificates (e)(f)
Series K112, Class X1
1.537%, due 5/25/30	$ 3,615,569	$ 290,053
Series K105, Class X1
1.644%, due 1/25/30	6,481,554	528,087
Series K108, Class X1
1.81%, due 3/25/30	5,795,278	536,359
FNMA, ACES
REMIC, Series 2019-M12, Class X3
0.715%, due 6/25/29 (e)(f)	13,000,000	413,668
Houston Galleria Mall Trust
Series 2015-HGLR, Class A1A1
3.087%, due 3/5/37 (a)	500,000	464,176
Queens Center Mortgage Trust
Series 2013-QCA, Class A
3.275%, due 1/11/37 (a)	500,000	465,993
		3,166,759
Whole Loan (Collateralized Mortgage Obligations) 1.2%
A&D Mortgage Trust
Series 2023-NQM2, Class A1
6.132%, due 5/25/68 (a)(g)	750,000	746,906
GCAT Trust
Series 2023-NQM2, Class A1
5.837%, due 11/25/67 (a)(g)	341,598	341,983
HOMES Trust
Series 2023-NQM1, Class A1
6.182%, due 1/25/68 (a)(g)	273,664	274,404
OBX Trust
Series 2023-NQM2, Class A1
6.319%, due 1/25/62 (a)(g)	391,948	396,288
		1,759,581
Total Mortgage-Backed Securities (Cost $5,976,103)		5,791,494
U.S. Government & Federal Agencies 47.8%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.7%
FHLB
5.75%, due 3/9/28	525,000	522,714
UMBS Pool, 30 Year
5.50%, due 1/1/53	496,913	506,044
		1,028,758
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Security) 0.3%
UMBS, 30 Year
5.50%, due 9/1/52	$ 502,271	$ 514,237
United States Treasury Notes 46.8%
U.S. Treasury Notes
0.25%, due 5/15/24	1,500,000	1,431,387
1.375%, due 9/30/23	1,640,000	1,615,848
2.625%, due 6/30/23	2,125,000	2,116,779
2.625%, due 12/31/23	550,000	541,750
3.50%, due 2/15/33	3,375,000	3,395,039
3.625%, due 3/31/28	2,750,000	2,764,824
3.625%, due 3/31/30	1,145,000	1,155,555
3.75%, due 4/15/26	7,050,000	7,052,203
3.875%, due 3/31/25	48,370,000	48,173,497
		68,246,882
Total U.S. Government & Federal Agencies (Cost $69,750,993)		69,789,877
Total Long-Term Bonds (Cost $141,179,696)		140,584,892

	Shares
Exchange-Traded Fund 2.1%
iShares 1-5 Year Investment Grade Corporate Bond ETF	60,000	3,042,600
Total Exchange-Traded Fund (Cost $3,033,600)		3,042,600
Short-Term Investment 1.7%
Unaffiliated Investment Company 1.7%
JPMorgan U.S. Government Money Market Fund, IM Class, 4.78% (h)	2,486,210	2,486,210
Total Short-Term Investment (Cost $2,486,210)		2,486,210
Total Investments (Cost $146,699,506)	100.1%	146,113,702
Other Assets, Less Liabilities	(0.1)	(152,088)
Net Assets	100.0%	$ 145,961,614

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2023.
(c)	Delayed delivery security.
(d)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2023.
(e)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2023.
(g)	Step coupon—Rate shown was the rate in effect as of April 30, 2023.
(h)	Current yield as of April 30, 2023.
Futures Contracts
As of April 30, 2023, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	157	June 2023	$ 32,188,869	$ 32,367,758	$ 178,889
Short Contracts
U.S. Treasury 5 Year Notes	(62)	June 2023	(6,665,691)	(6,804,016)	(138,325)
U.S. Treasury 10 Year Notes	(10)	June 2023	(1,118,011)	(1,152,031)	(34,020)
U.S. Treasury 10 Year Ultra Bonds	(59)	June 2023	(7,019,989)	(7,165,735)	(145,746)
Total Short Contracts					(318,091)
Net Unrealized Depreciation					$ (139,202)

1.	As of April 30, 2023, cash in the amount of $333,461 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2023.
Abbreviation(s):
CLO—Collateralized Loan Obligation
ETF—Exchange-Traded Fund
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Short Term Bond Fund

LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
SVC—El Salvador Colon
UMBS—Uniform Mortgage Backed Securities
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 21,211,145	$ —	$ 21,211,145
Corporate Bonds	—	43,457,159	—	43,457,159
Foreign Government Bond	—	335,217	—	335,217
Mortgage-Backed Securities	—	5,791,494	—	5,791,494
U.S. Government & Federal Agencies	—	69,789,877	—	69,789,877
Total Long-Term Bonds	—	140,584,892	—	140,584,892
Exchange-Traded Fund	3,042,600	—	—	3,042,600
Short-Term Investment
Unaffiliated Investment Company	2,486,210	—	—	2,486,210
Total Investments in Securities	5,528,810	140,584,892	—	146,113,702
Other Financial Instruments
Futures Contracts (b)	178,889	—	—	178,889
Total Investments in Securities and Other Financial Instruments	$ 5,707,699	$ 140,584,892	$ —	$ 146,292,591
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (318,091)	$ —	$ —	$ (318,091)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in securities, at value (identified cost $146,699,506)	$146,113,702
Cash	3,006,116
Cash collateral on deposit at broker for futures contracts	333,461
Receivables:
Interest	863,750
Fund shares sold	706,286
Investment securities sold	149,571
Other assets	52,651
Total assets	151,225,537
Liabilities
Payables:
Investment securities purchased	4,709,374
Fund shares redeemed	395,253
Variation margin on futures contracts	60,357
Professional fees	26,460
Manager (See Note 3)	18,324
Transfer agent (See Note 3)	14,300
NYLIFE Distributors (See Note 3)	11,776
Custodian	11,505
Shareholder communication	6,414
Accrued expenses	5,566
Distributions payable	4,594
Total liabilities	5,263,923
Net assets	$145,961,614
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 15,986
Additional paid-in-capital	150,896,935
150,912,921
Total distributable earnings (loss)	(4,951,307)
Net assets	$145,961,614
Class A
Net assets applicable to outstanding shares	$55,245,776
Shares of beneficial interest outstanding	6,055,419
Net asset value per share outstanding	$ 9.12
Maximum sales charge (1.00% of offering price)	0.09
Maximum offering price per share outstanding	$ 9.21
Investor Class
Net assets applicable to outstanding shares	$ 2,285,011
Shares of beneficial interest outstanding	248,740
Net asset value per share outstanding	$ 9.19
Maximum sales charge (0.50% of offering price)	0.05
Maximum offering price per share outstanding	$ 9.24
Class I
Net assets applicable to outstanding shares	$88,391,935
Shares of beneficial interest outstanding	9,677,932
Net asset value and offering price per share outstanding	$ 9.13
SIMPLE Class
Net assets applicable to outstanding shares	$ 38,892
Shares of beneficial interest outstanding	4,235
Net asset value and offering price per share outstanding	$ 9.18

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Short Term Bond Fund

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 2,192,991
Expenses
Manager (See Note 3)	127,635
Distribution/Service—Class A (See Note 3)	68,375
Distribution/Service—Investor Class (See Note 3)	2,884
Distribution/Service—SIMPLE Class (See Note 3)	89
Transfer agent (See Note 3)	64,640
Professional fees	40,349
Registration	32,946
Custodian	14,369
Shareholder communication	1,288
Trustees	900
Miscellaneous	2,403
Total expenses before waiver/reimbursement	355,878
Expense waiver/reimbursement from Manager (See Note 3)	(46,475)
Reimbursement from prior custodian(a)	(197)
Net expenses	309,206
Net investment income (loss)	1,883,785
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,071,156)
Futures transactions	(201,539)
Net realized gain (loss)	(1,272,695)
Net change in unrealized appreciation (depreciation) on:
Investments	2,401,196
Futures contracts	(185,990)
Net change in unrealized appreciation (depreciation)	2,215,206
Net realized and unrealized gain (loss)	942,511
Net increase (decrease) in net assets resulting from operations	$ 2,826,296

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,883,785	$ 1,165,967
Net realized gain (loss)	(1,272,695)	(2,819,854)
Net change in unrealized appreciation (depreciation)	2,215,206	(3,121,019)
Net increase (decrease) in net assets resulting from operations	2,826,296	(4,774,906)
Distributions to shareholders:
Class A	(940,032)	(962,450)
Investor Class	(37,437)	(39,806)
Class I	(905,886)	(477,164)
SIMPLE Class	(558)	(375)
Total distributions to shareholders	(1,883,913)	(1,479,795)
Capital share transactions:
Net proceeds from sales of shares	79,867,734	60,298,526
Net asset value of shares issued to shareholders in reinvestment of distributions	1,857,840	1,347,322
Cost of shares redeemed	(26,856,256)	(74,124,094)
Increase (decrease) in net assets derived from capital share transactions	54,869,318	(12,478,246)
Net increase (decrease) in net assets	55,811,701	(18,732,947)
Net Assets
Beginning of period	90,149,913	108,882,860
End of period	$145,961,614	$ 90,149,913
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Short Term Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.03	$ 9.78	$ 10.72	$ 10.91	$ 10.09	$ 10.66
Net investment income (loss)	0.16(a)	0.14(a)	0.07(a)	0.15	0.27	0.24
Net realized and unrealized gain (loss)	0.09	(0.74)	(0.01)	0.05	0.82	(0.54)
Total from investment operations	0.25	(0.60)	0.06	0.20	1.09	(0.30)
Less distributions:
From net investment income	(0.16)	(0.13)	(0.08)	(0.17)	(0.27)	(0.24)
From net realized gain on investments	—	(0.02)	(0.92)	(0.22)	—	(0.03)
Total distributions	(0.16)	(0.15)	(1.00)	(0.39)	(0.27)	(0.27)
Net asset value at end of period	$ 9.12	$ 9.03	$ 9.78	$ 10.72	$ 10.91	$ 10.09
Total investment return (b)	2.73%	(6.08)%	0.59%	2.00%	10.77%	(2.82)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.52%††	1.45%	0.70%	1.32%	2.50%	2.26%
Net expenses (c)	0.76%††	0.76%	0.72%	0.72%	0.60%	0.63%
Expenses (before waiver/reimbursement) (c)	0.80%††	0.88%	0.77%	0.75%	0.60%	0.63%
Portfolio turnover rate	226%	279%(d)	236%	299%(d)	75%(d)	103%(d)
Net assets at end of period (in 000’s)	$ 55,246	$ 54,971	$ 60,444	$ 43,452	$ 23,771	$ 17,506

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 271%, 298%, 72% and 72% for the years ended October 31, 2022, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.09	$ 9.85	$ 10.79	$ 10.97	$ 10.15	$ 10.71
Net investment income (loss)	0.15(a)	0.12(a)	0.05(a)	0.13	0.23	0.21
Net realized and unrealized gain (loss)	0.10	(0.74)	—	0.06	0.82	(0.53)
Total from investment operations	0.25	(0.62)	0.05	0.19	1.05	(0.32)
Less distributions:
From net investment income	(0.15)	(0.12)	(0.07)	(0.15)	(0.23)	(0.21)
From net realized gain on investments	—	(0.02)	(0.92)	(0.22)	—	(0.03)
Total distributions	(0.15)	(0.14)	(0.99)	(0.37)	(0.23)	(0.24)
Net asset value at end of period	$ 9.19	$ 9.09	$ 9.85	$ 10.79	$ 10.97	$ 10.15
Total investment return (b)	2.75%	(6.28)%	0.44%	1.76%	10.46%	(2.99)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.36%††	1.27%	0.51%	1.18%	2.18%	1.98%
Net expenses (c)	0.92%††	0.92%	0.92%	0.92%	0.92%	0.92%
Expenses (before waiver/reimbursement) (c)	1.32%††	1.32%	1.29%	1.22%	1.12%	1.13%
Portfolio turnover rate	226%	279%(d)	236%	299%(d)	75%(d)	103%(d)
Net assets at end of period (in 000's)	$ 2,285	$ 2,396	$ 3,124	$ 3,376	$ 3,433	$ 2,850

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 271%, 298%, 72% and 72% for the years ended October 31, 2022, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Short Term Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.04	$ 9.79	$ 10.74	$ 10.92	$ 10.10	$ 10.67
Net investment income (loss)	0.18(a)	0.16(a)	0.10(a)	0.25	0.29	0.25
Net realized and unrealized gain (loss)	0.08	(0.72)	(0.01)	(0.01)	0.82	(0.52)
Total from investment operations	0.26	(0.56)	0.09	0.24	1.11	(0.27)
Less distributions:
From net investment income	(0.17)	(0.17)	(0.12)	(0.20)	(0.29)	(0.27)
From net realized gain on investments	—	(0.02)	(0.92)	(0.22)	—	(0.03)
Total distributions	(0.17)	(0.19)	(1.04)	(0.42)	(0.29)	(0.30)
Net asset value at end of period	$ 9.13	$ 9.04	$ 9.79	$ 10.74	$ 10.92	$ 10.10
Total investment return (b)	2.92%	(5.74)%	0.87%	2.29%	11.14%	(2.57)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.92%††	1.64%	1.02%	1.78%	2.77%	2.58%
Net expenses (c)	0.40%††	0.40%	0.40%	0.40%	0.35%	0.37%
Expenses (before waiver/reimbursement) (c)	0.54%††	0.60%	0.52%	0.48%	0.35%	0.37%
Portfolio turnover rate	226%	279%(d)	236%	299%(d)	75%(d)	103%(d)
Net assets at end of period (in 000’s)	$ 88,392	$ 32,750	$ 45,291	$ 33,330	$ 290,411	$ 285,216

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 271%, 298%, 72% and 72% for the years ended October 31, 2022, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class		2022	2021	2020
Net asset value at beginning of period	$ 9.09	$ 9.85	$ 10.79	$ 10.82**
Net investment income (loss) (a)	0.15	0.11	0.03	0.01
Net realized and unrealized gain (loss)	0.08	(0.75)	(0.01)	(0.03)
Total from investment operations	0.23	(0.64)	0.02	(0.02)
Less distributions:
From net investment income	(0.14)	(0.10)	(0.04)	(0.01)
From net realized gain on investments	—	(0.02)	(0.92)	—
Total distributions	(0.14)	(0.12)	(0.96)	(0.01)
Net asset value at end of period	$ 9.18	$ 9.09	$ 9.85	$ 10.79
Total investment return (b)	2.55%	(6.49)%	0.18%	(0.17)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.19%††	1.16%	0.27%	0.38%††
Net expenses (c)	1.10%††	1.17%	1.17%	1.17%††
Expenses (before waiver/reimbursement) (c)	1.26%††	1.56%	1.54%	1.55%††
Portfolio turnover rate	226%	279%(d)	236%	299%(d)
Net assets at end of period (in 000’s)	$ 39	$ 32	$ 25	$ 25

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 271% and 298% for the year ended October 31, 2022 and 2020.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Short Term Bond Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Short Term Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class I	January 2, 1991
SIMPLE Class	August 31, 2020
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. Class I and SIMPLE Class shares are offered at NAV without a sales charge. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and SIMPLE Class shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income consistent with capital preservation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that

25

Notes to Financial Statements (Unaudited) (continued)
establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices

26	MainStay Short Term Bond Fund

for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
27

Notes to Financial Statements (Unaudited) (continued)
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2023, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2023, the Fund did not have any portfolio securities on loan.
(I) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

28	MainStay Short Term Bond Fund

(J) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of April 30, 2023, are shown in the Portfolio of Investments.
(K) Debt Securities Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money. The Fund is subject to interest-rate risk and its holdings in bonds can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult in value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(L) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or
“reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. In connection with supervisory guidance from regulators, certain regulated entities ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.
29

Notes to Financial Statements (Unaudited) (continued)
(M) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(N) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund's securities as well as help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2023:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$178,889	$178,889
Total Fair Value	$178,889	$178,889

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(318,091)	$(318,091)
Total Fair Value	$(318,091)	$(318,091)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(201,539)	$(201,539)
Total Net Realized Gain (Loss)	$(201,539)	$(201,539)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(185,990)	$(185,990)
Total Net Change in Unrealized Appreciation (Depreciation)	$(185,990)	$(185,990)

Average Notional Amount	Total
Futures Contracts Long	$ 26,027,742
Futures Contracts Short	$(13,785,004)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the six-month period ended April 30, 2023, the effective management fee rate was 0.25% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses

30	MainStay Short Term Bond Fund

(excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.82%; Investor Class, 0.92%; Class I, 0.40% and SIMPLE Class, 1.17%. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $127,635 and waived fees and/or reimbursed expenses in the amount of $46,475 and paid the Subadvisor fees of $40,580.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the SIMPLE Class Plan, SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Investor Class shares during the six-month period ended April 30, 2023, was $57.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares during the six-month period ended April 30, 2023, of $2,545.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$30,686	$—
Investor Class	7,275	—
Class I	26,620	—
SIMPLE Class	59	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$23,917	61.5%
31

Notes to Financial Statements (Unaudited) (continued)
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$146,720,917	$454,581	$(1,061,796)	$(607,215)
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $2,881,459, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,372	$1,510
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$1,203,524
Long-Term Capital Gains	276,271
Total	$1,479,795
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of U.S. government securities were $221,318 and $184,461, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $53,556 and $29,803, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:

32	MainStay Short Term Bond Fund

Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,512,234	$ 13,778,791
Shares issued to shareholders in reinvestment of distributions	101,843	927,452
Shares redeemed	(1,658,132)	(15,122,955)
Net increase (decrease) in shares outstanding before conversion	(44,055)	(416,712)
Shares converted into Class A (See Note 1)	10,658	97,119
Net increase (decrease)	(33,397)	$ (319,593)
Year ended October 31, 2022:
Shares sold	3,689,130	$ 34,875,937
Shares issued to shareholders in reinvestment of distributions	102,112	953,061
Shares redeemed	(3,903,521)	(36,945,586)
Net increase (decrease) in shares outstanding before conversion	(112,279)	(1,116,588)
Shares converted into Class A (See Note 1)	21,538	200,420
Net increase (decrease)	(90,741)	$ (916,168)

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	19,642	$ 180,279
Shares issued to shareholders in reinvestment of distributions	3,986	36,556
Shares redeemed	(27,902)	(255,952)
Net increase (decrease) in shares outstanding before conversion	(4,274)	(39,117)
Shares converted from Investor Class (See Note 1)	(10,588)	(97,119)
Net increase (decrease)	(14,862)	$ (136,236)
Year ended October 31, 2022:
Shares sold	45,619	$ 432,794
Shares issued to shareholders in reinvestment of distributions	4,154	39,036
Shares redeemed	(81,996)	(788,606)
Net increase (decrease) in shares outstanding before conversion	(32,223)	(316,776)
Shares converted from Investor Class (See Note 1)	(21,390)	(200,420)
Net increase (decrease)	(53,613)	$ (517,196)

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	7,214,299	$ 65,903,120
Shares issued to shareholders in reinvestment of distributions	97,957	893,274
Shares redeemed	(1,258,251)	(11,477,329)
Net increase (decrease)	6,054,005	$ 55,319,065
Year ended October 31, 2022:
Shares sold	2,731,378	$ 24,980,514
Shares issued to shareholders in reinvestment of distributions	38,073	354,850
Shares redeemed	(3,771,982)	(36,389,902)
Net increase (decrease)	(1,002,531)	$(11,054,538)

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	605	$ 5,544
Shares issued to shareholders in reinvestment of distributions	61	558
Shares redeemed	(2)	(20)
Net increase (decrease)	664	$ 6,082
Year ended October 31, 2022:
Shares sold	993	$ 9,281
Shares issued to shareholders in reinvestment of distributions	40	375
Net increase (decrease)	1,033	$ 9,656
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial
33

Notes to Financial Statements (Unaudited) (continued)
statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
34	MainStay Short Term Bond Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Short Term Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, NYL Investors personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s

35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by NYL Investors, evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at NYL Investors. The Board considered New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered NYL Investors’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

36	MainStay Short Term Bond Fund

Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund as well as the MainStay Group of Funds. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including NYL Investors’, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that,
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including NYL Investors, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

38	MainStay Short Term Bond Fund

Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
39

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
40	MainStay Short Term Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
41

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022113MS043-23	MSSTB10-06/23
(NYLIM) NL228

MainStay U.S. Government Liquidity Fund

Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Cost in Dollars of a $1,000 Investment in MainStay U.S. Government Liquidity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class I Shares	$1,000.00	$1,019.80	$0.70	$1,024.10	$0.70	0.14%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
4	MainStay U.S. Government Liquidity Fund

Portfolio Composition as of April 30, 2023 (Unaudited)
U.S. Treasury Debt	100.0%
Other Assets, Less Liabilities	-0.0‡
‡	Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 6 for specific holdings within these categories. The Fund's holdings are subject to change.

5

Portfolio of Investments April 30, 2023†^(Unaudited)
	Principal Amount	Value
Short-Term Investments 100.0%
U.S. Treasury Debt 100.0%
U.S. Treasury Bills (a)
3.505%, due 5/11/23	$ 13,000,000	$ 12,987,361
3.607%, due 5/4/23	200,000,000	199,939,931
3.819%, due 5/18/23	176,917,000	176,598,839
3.858%, due 5/16/23	422,831,000	422,153,307
4.137%, due 5/2/23	300,000,000	299,965,611
4.855%, due 6/20/23	243,182,000	241,554,079
Total Short-Term Investments (Cost $1,353,199,128)	100.0%	1,353,199,128
Other Assets, Less Liabilities	(0.0)‡	(143,644)
Net Assets	100.0%	$ 1,353,055,484

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Interest rate shown represents yield to maturity.
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
U.S. Treasury Debt	$ —	$ 1,353,199,128	$ —	$ 1,353,199,128

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
6	MainStay U.S. Government Liquidity Fund

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in securities, at value (amortized cost $1,353,199,128)	$1,353,199,128
Cash	26,311
Other assets	7,846
Total assets	1,353,233,285
Liabilities
Payables:
Manager (See Note 3)	123,323
Professional fees	35,608
Shareholder communication	6,257
Trustees	964
Accrued expenses	11,649
Total liabilities	177,801
Net assets	$1,353,055,484
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 1,352,980
Additional paid-in-capital	1,351,725,594
1,353,078,574
Total distributable earnings (loss)	(23,090)
Net assets	$1,353,055,484
Class I
Net assets applicable to outstanding shares	$1,353,055,484
Shares of beneficial interest outstanding	1,352,980,483
Net asset value per share outstanding	$ 1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
7

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$24,060,109
Expenses
Manager (See Note 3)	706,654
Professional fees	64,205
Custodian	18,552
Trustees	16,525
Registration	7,795
Shareholder communication	658
Miscellaneous	8,756
Total expenses	823,145
Net investment income (loss)	23,236,964
Realized Gain (Loss)
Net realized gain (loss) on investments	(12,630)
Net increase (decrease) in net assets resulting from operations	$23,224,334
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
8	MainStay U.S. Government Liquidity Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 23,236,964	$ 9,334,714
Net realized gain (loss)	(12,630)	(65,853)
Net increase (decrease) in net assets resulting from operations	23,224,334	9,268,861
Distributions to shareholders	(23,236,964)	(9,334,713)
Capital share transactions:
Net proceeds from sales of shares	5,380,708,799	13,330,125,923
Net asset value of shares issued to shareholders in reinvestment of distributions	22,965,313	9,256,470
Cost of shares redeemed	(5,386,263,266)	(14,523,717,926)
Increase (decrease) in net assets derived from capital share transactions	17,410,846	(1,184,335,533)
Net increase (decrease) in net assets	17,398,216	(1,184,401,385)
Net Assets
Beginning of period	1,335,657,268	2,520,058,653
End of period	$ 1,353,055,484	$ 1,335,657,268
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,				July 2, 2018^ through October 31, 2018
Class I		2022	2021	2020	2019
Net asset value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss)	0.02	0.01	0.00‡	0.01	0.02	0.01
Total from investment operations	0.02	0.01	0.00‡	0.01	0.02	0.01
Less distributions:
From net investment income	(0.02)	(0.01)	(0.00)‡	(0.01)	(0.02)	(0.01)
Net asset value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (a)	1.98%	0.76%	0.01%	0.55%	2.14%	0.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.95%††	0.72%	0.01%	0.62%	2.11%	1.82%††
Net expenses	0.14%††	0.11%	0.03%	0.13%	0.15%	0.15%††
Expenses (before waiver/reimbursement)	0.14%††	0.14%	0.14%	0.13%	0.15%	0.16%††
Net assets at end of period (in 000’s)	$ 1,353,055	$ 1,335,657	$ 2,520,059	$ 639,101	$ 914,477	$ 868,444

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay U.S. Government Liquidity Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay U.S. Government Liquidity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class I	July 2, 2018
Shares of the Fund are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Fund’s shares.
The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Valuation of Shares. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
(B) Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for

11

Notes to Financial Statements (Unaudited) (continued)
the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2023, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(C) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

12	MainStay U.S. Government Liquidity Fund

(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest rate for short-term investments.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred.The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Debt Securities Risk.  The Fund’s investments may include securities such as variable rate notes and floaters. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund. The ability of issuers of debt securities, including the U.S. government, held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(I) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. In connection with supervisory guidance from regulators, certain regulated entities ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties
13

Notes to Financial Statements (Unaudited) (continued)
and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to a Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.12% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.15%of average daily net assets. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments may voluntarily waive fees or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $706,654 and paid the Subadvisor fees of $353,327.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Transfer, Dividend Disbursing and Shareholder Servicing Agent.   NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distributor Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, the Fund did not record any transfer agent expenses.
Note 4-Federal Income Tax
The amortized cost also represents the aggregate cost for federal income tax purposes.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $65,853, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid

14	MainStay U.S. Government Liquidity Fund

to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$66	$—
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$9,334,713
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class I (at $1 per share)	Shares
Six-month period ended April 30, 2023:
Shares sold	5,380,708,798
Shares issued to shareholders in reinvestment of distributions	22,965,313
Shares redeemed	(5,386,263,265)
Net increase (decrease)	17,410,846
Year ended October 31, 2022:
Shares sold	13,330,125,923
Shares issued to shareholders in reinvestment of distributions	9,256,470
Shares redeemed	(14,523,717,926)
Net increase (decrease)	(1,184,335,533)
Note 7–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 8–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
15

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay U.S. Government Liquidity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by New York Life Investments.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and historical performance, information and the performance of New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by New York Life Investments.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and

16	MainStay U.S. Government Liquidity Fund

operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by NYL Investors, evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at NYL Investors. The Board considered New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund.  The Board also considered NYL Investors’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered the Fund’s investment objective, strategies and risks.  The Board also considered performance information relating to the MainStay money market fund strategies subadvised by NYL Investors and 7-day yield information for the Fund.
Based on these considerations, among others, the Board concluded that its review of the information provided supported a determination to approve the continuation of each of the Advisory Agreements.
17

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund as well as the MainStay Group of Funds.  Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including NYL Investors’, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds.  The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable. The Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund, including reputational and other indirect benefits, as well as additional revenue that may be generated as a result of other funds in the MainStay Group of Funds choosing to invest uninvested cash in the Fund rather than investment options outside of the MainStay Group of Funds.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including NYL Investors, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds managed by other investment advisers, including New York Life Investments’ previous statement that some similar funds managed by other investment advisers are not charged a management fee. The Board reviewed the group of peer funds constructed by New York Life Investments for comparative purposes. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board noted that New York Life Investments, in certain years, has provided support to the Fund in the form of voluntary waivers

18	MainStay U.S. Government Liquidity Fund

and/or reimbursements of fees and expenses in order to maintain a positive yield. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
19

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file a Form N-MFP every month disclosing its portfolio holdings. The Fund's Form N-MFP is available free of charge upon request by calling New York Life Investments at 800-624-6782.
20	MainStay U.S. Government Liquidity Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.	MSUGL11a-06/23

MainStay WMC Growth Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	8/7/2006	4.88%	-7.23%	6.15%	8.90%	1.04%
		Excluding sales charges		10.99	-1.83	7.36	9.52	1.04
Investor Class Shares[4]	Maximum 5.00% Initial Sales Charge	With sales charges	1/18/2013	5.31	-6.99	5.85	8.64	1.36
		Excluding sales charges		10.85	-2.09	7.06	9.26	1.36
Class B Shares[5]	Maximum 5.00% CDSC	With sales charges	1/18/2013	5.40	-7.71	5.98	8.44	2.11
	if Redeemed Within First Six Years of Purchase	Excluding sales charges		10.40	-2.85	6.25	8.44	2.11
Class C Shares	Maximum 1.00% CDSC	With sales charges	1/18/2013	9.45	-3.79	6.25	8.44	2.11
	if Redeemed Within One Year of Purchase	Excluding sales charges		10.45	-2.82	6.25	8.44	2.11
Class I Shares	No Sales Charge		11/2/2009	11.15	-1.53	7.65	9.80	0.79
Class R2 Shares	No Sales Charge		1/18/2013	10.96	-1.91	7.25	9.40	1.14
Class R6 Shares	No Sales Charge		4/26/2021	11.18	-1.50	N/A	-9.46	0.72

1.	Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The performance information in the graph and table from April 1, 2019 through March 5, 2021 reflects that of the Fund's prior subadvisor and principal investment strategies. Performance information shown in this report prior to April 1, 2019 reflects that of a different previous subadvisor to the fund, investment objective and principal investment strategies.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 1000® Growth Index[2]	11.51%	2.34%	13.80%	14.46%
Morningstar Large Growth Category Average[3]	9.82	-0.09	10.26	12.03

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Russell 1000® Growth Index is the Fund's primary benchmark. The Russell 1000® Growth Index is a broad-based benchmark that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.
3.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,109.90	$ 5.55	$1,019.54	$ 5.31	1.06%
Investor Class Shares	$1,000.00	$1,108.50	$ 6.95	$1,018.20	$ 6.66	1.33%
Class B Shares	$1,000.00	$1,104.00	$10.85	$1,014.48	$10.39	2.08%
Class C Shares	$1,000.00	$1,104.50	$10.85	$1,014.48	$10.39	2.08%
Class I Shares	$1,000.00	$1,111.50	$ 3.93	$1,021.08	$ 3.76	0.75%
Class R2 Shares	$1,000.00	$1,109.60	$ 6.07	$1,019.04	$ 5.81	1.16%
Class R6 Shares	$1,000.00	$1,111.80	$ 3.82	$1,021.18	$ 3.66	0.73%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2023 (Unaudited)
Software	15.9%
Financial Services	11.2
Technology Hardware, Storage & Peripherals	9.7
Semiconductors & Semiconductor Equipment	7.9
Interactive Media & Services	7.0
Broadline Retail	5.7
Health Care Equipment & Supplies	5.2
Professional Services	3.5
Health Care Providers & Services	3.5
Capital Markets	3.2
Life Sciences Tools & Services	2.9
IT Services	2.7
Hotels, Restaurants & Leisure	2.7
Textiles, Apparel & Luxury Goods	2.5
Pharmaceuticals	2.2
Insurance	1.9
Specialized REITs	1.7%
Aerospace & Defense	1.5
Energy Equipment & Services	1.5
Specialty Retail	1.4
Consumer Finance	1.3
Ground Transportation	1.2
Beverages	0.9
Personal Care Products	0.8
Commercial Services & Supplies	0.5
Machinery	0.3
Automobiles	0.2
Short–Term Investments	2.0
Other Assets, Less Liabilities	–1.0
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Apple, Inc.
3.	Amazon.com, Inc.
4.	Alphabet, Inc., Class C
5.	Mastercard, Inc., Class A
6.	NVIDIA Corp.
7.	UnitedHealth Group, Inc.
8.	Boston Scientific Corp.
9.	FleetCor Technologies, Inc.
10.	S&P Global, Inc.

8	MainStay WMC Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Andrew J. Shilling and Clark R. Shields of Wellington Management Company LLP, the Fund’s Subadvisor.
How did MainStay WMC Growth Fund perform relative to its benchmark and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay WMC Growth Fund returned 11.15%, underperforming the 11.51% return of the Fund’s benchmark, the Russell 1000® Growth Index (the “Index”). Over the same period, Class I shares outperformed the 9.82% return of the Morningstar Large Growth Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 28, 2023, Clark R. Shields was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed the Index during the reporting period primarily due to security selection. Selection in communication services, information technology and consumer staples detracted most from relative results, while selection in health care, consumer discretionary and energy made positive contributions. (Contributions take weightings and total returns into account.) Sector allocation, a result of our bottom-up stock selection process, made a positive contribution to relative performance. Allocation's positive contribution was driven by the Fund’s underweight exposure to consumer discretionary and consumer staples, as well as overweight exposure to information technology. Overweight exposure to financials and health care partially offset positive allocation effects.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the health care, consumer discretionary and energy sectors provided the strongest positive contributions to relative performance, while the communication services, information technology and consumer staples sectors detracted most.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
At the issuer level, the strongest contributions to the Fund’s absolute performance included global software and consumer electronics company Microsoft and graphics semiconductor maker NVIDIA. Microsoft shares rose after the company’s third-quarter 2023 results beat revenue and earnings expectations. The company’s intelligent cloud and productivity & business processes segments each produced double digit revenue growth year-over-year. In addition, Microsoft’s alliance with OpenAI led to the announcement of new product releases, including Copilot, an artificial intelligence (AI) assistant designed to help navigate search engine Bing and the Office 365 product suite. Shares of NVIDIA rose after the chipmaker reported better-than-expected fourth-quarter 2022 revenue and earnings, driven by performance in its Gaming, ProViz, and Automotive and Robotics segments. NVIDIA continues to experience strong demand tailwinds from its A100 chip, viewed as a critical input in the AI industry. The Fund maintained positions in both securities as of the end of the reporting period.
The most significant detractors from the Fund’s absolute performance were sales and marketing support provider ZoomInfo Technologies and electric vehicle manufacturer Tesla. ZoomInfo shares declined after the company reported strong third-quarter 2022 earnings and revenue figures, but cut its free-cash flow outlook for the full year. Shares fell further after management provided a weaker-than-expected outlook for 2023, due to macroeconomic pressures evident in the fourth quarter of 2022. The Fund continued to hold a position in ZoomInfo as of the end of the reporting period. Tesla shares fell after management announced weakening net income driven by underutilization of new factories and higher raw material, commodity and logistics costs. Chief Executive Officer Elon Musk also emphasized that the uncertain macroeconomic environment could alter consumer opportunities to purchase new vehicles. We reduced the Fund’s exposure to Tesla, ending the reporting period with a slightly underweight position.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund initiated new positions in social media company Meta Platforms and payments company Adyen. Meta Platforms has begun to monetize their video-sharing Reels platform, which we anticipate will be a strong contributor to earnings, and is also likely to benefit from increased regulatory and government scrutiny of competitor TikTok in our view. In addition, we’re encouraged by Meta Platforms’s increased focus on cost efficiency and the company’s intention to reduce spending on the metaverse. Adyen is an industry leader in e-commerce and one of the fastest growing companies in the payments industry, with strong margins and high free cash flow conversion.
The Fund eliminated positions in Abiomed, a U.S.-based medical technology company, after it was acquired by Johnson & Johnson, and Autodesk, an enterprise software company serving architecture, construction, media and engineering businesses.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
9

How did the Fund’s sector and weightings change during the reporting period?
The Fund’s largest increases in sector exposure relative to the Index were in the financials, communication services and consumer discretionary sectors, while the most significant decreases were in the information technology, consumer staples and industrials sectors.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, the Fund held its largest overweight positions in financials, and health care. As of the same date, the Fund’s most significantly underweight exposures were in consumer staples and information technology.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay WMC Growth Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 99.0%
Aerospace & Defense 1.5%
Airbus SE, ADR	149,973	$ 5,255,054
General Dynamics Corp.	27,589	6,023,782
		11,278,836
Automobiles 0.2%
Tesla, Inc. (a)	9,609	1,578,855
Beverages 0.9%
Constellation Brands, Inc., Class A	29,438	6,755,138
Broadline Retail 5.7%
Amazon.com, Inc. (a)	346,569	36,545,701
Etsy, Inc. (a)	54,458	5,501,892
		42,047,593
Capital Markets 3.2%
Blackstone, Inc.	75,901	6,780,236
MSCI, Inc.	9,138	4,408,628
S&P Global, Inc.	33,519	12,153,319
		23,342,183
Commercial Services & Supplies 0.5%
Copart, Inc. (a)	49,818	3,938,113
Consumer Finance 1.3%
American Express Co.	61,969	9,998,078
Energy Equipment & Services 1.5%
Schlumberger Ltd.	218,222	10,769,256
Financial Services 11.2%
Adyen NV, ADR (a)	477,905	7,646,480
Block, Inc. (a)	119,370	7,256,502
FleetCor Technologies, Inc. (a)	57,183	12,232,588
Global Payments, Inc.	96,214	10,844,280
Mastercard, Inc., Class A	88,638	33,685,099
Visa, Inc., Class A	49,437	11,505,473
		83,170,422
Ground Transportation 1.2%
Uber Technologies, Inc. (a)	289,838	8,999,470
Health Care Equipment & Supplies 5.2%
Align Technology, Inc. (a)	16,117	5,242,860
Boston Scientific Corp. (a)	265,093	13,816,647
Insulet Corp. (a)	26,646	8,474,494
	Shares	Value

Health Care Equipment & Supplies (continued)
Stryker Corp.	36,294	$ 10,875,497
		38,409,498
Health Care Providers & Services 3.5%
Elevance Health, Inc.	12,347	5,786,422
UnitedHealth Group, Inc.	41,112	20,230,804
		26,017,226
Hotels, Restaurants & Leisure 2.7%
Airbnb, Inc., Class A (a)	74,790	8,950,119
Chipotle Mexican Grill, Inc. (a)	1,039	2,148,257
Hilton Worldwide Holdings, Inc.	59,425	8,558,389
		19,656,765
Insurance 1.9%
Marsh & McLennan Cos., Inc.	41,009	7,389,412
Progressive Corp. (The)	47,055	6,418,302
		13,807,714
Interactive Media & Services 7.0%
Alphabet, Inc., Class C (a)	321,967	34,843,268
Meta Platforms, Inc., Class A (a)	43,025	10,339,768
ZoomInfo Technologies, Inc. (a)	309,125	6,772,929
		51,955,965
IT Services 2.7%
MongoDB, Inc. (a)	37,612	9,025,376
Okta, Inc. (a)	80,712	5,531,193
Snowflake, Inc., Class A (a)	10,748	1,591,564
VeriSign, Inc. (a)	16,823	3,731,341
		19,879,474
Life Sciences Tools & Services 2.9%
Agilent Technologies, Inc.	27,493	3,723,377
Danaher Corp.	27,279	6,462,668
Illumina, Inc. (a)	32,157	6,610,193
Mettler-Toledo International, Inc. (a)	3,086	4,602,769
		21,399,007
Machinery 0.3%
IDEX Corp.	9,848	2,031,839
Personal Care Products 0.8%
Estee Lauder Cos., Inc. (The), Class A	23,399	5,773,001
Pharmaceuticals 2.2%
Eli Lilly and Co.	10,300	4,077,358
Zoetis, Inc.	67,462	11,858,470
		15,935,828

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Professional Services 3.5%
Ceridian HCM Holding, Inc. (a)	94,628	$ 6,006,986
Equifax, Inc.	45,756	9,534,635
TransUnion	153,167	10,539,421
		26,081,042
Semiconductors & Semiconductor Equipment 7.9%
Advanced Micro Devices, Inc. (a)	115,034	10,280,589
ASML Holding NV (Registered)	11,074	7,052,588
Microchip Technology, Inc.	108,990	7,955,180
Monolithic Power Systems, Inc.	7,298	3,371,457
NVIDIA Corp.	107,425	29,809,363
		58,469,177
Software 15.9%
Atlassian Corp., Class A (a)	47,604	7,029,207
Intuit, Inc.	14,499	6,436,831
Microsoft Corp.	281,428	86,471,567
nCino, Inc. (a)(b)	46,115	1,140,424
Salesforce, Inc. (a)	48,140	9,549,532
ServiceNow, Inc. (a)	15,339	7,047,043
		117,674,604
Specialized REITs 1.7%
American Tower Corp.	42,692	8,725,818
Equinix, Inc.	5,101	3,693,532
		12,419,350
Specialty Retail 1.4%
TJX Cos., Inc. (The)	132,136	10,414,960
Technology Hardware, Storage & Peripherals 9.7%
Apple, Inc.	425,214	72,150,311
Textiles, Apparel & Luxury Goods 2.5%
Lululemon Athletica, Inc. (a)	26,095	9,914,273
	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
NIKE, Inc., Class B	66,095	$ 8,375,559
		18,289,832
Total Common Stocks (Cost $549,224,481)		732,243,537
Short-Term Investments 2.0%
Affiliated Investment Company 1.9%
MainStay U.S. Government Liquidity Fund, 3.98% (c)	14,213,419	14,213,419
Unaffiliated Investment Company 0.1%
Invesco Government & Agency Portfolio, 4.857% (c)(d)	390,864	390,864
Total Short-Term Investments (Cost $14,604,283)		14,604,283
Total Investments (Cost $563,828,764)	101.0%	746,847,820
Other Assets, Less Liabilities	(1.0)	(7,067,479)
Net Assets	100.0%	$ 739,780,341

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of April 30, 2023, the aggregate market value of securities on loan was $379,061. The Fund received cash collateral with a value of $390,864. (See Note 2(G))
(c)	Current yield as of April 30, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 19,516	$ 74,622	$ (79,925)	$ —	$ —	$ 14,213	$ 284	$ —	14,213
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC Growth Fund

Abbreviation(s):
ADR—American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 732,243,537	$ —	$ —	$ 732,243,537
Short-Term Investments
Affiliated Investment Company	14,213,419	—	—	14,213,419
Unaffiliated Investment Company	390,864	—	—	390,864
Total Short-Term Investments	14,604,283	—	—	14,604,283
Total Investments in Securities	$ 746,847,820	$ —	$ —	$ 746,847,820

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $549,615,345) including securities on loan of $379,061	$732,634,401
Investment in affiliated investment companies, at value (identified cost $14,213,419)	14,213,419
Receivables:
Dividends	333,032
Fund shares sold	202,827
Securities lending	37
Other assets	93,517
Total assets	747,477,233
Liabilities
Cash collateral received for securities on loan	390,864
Payables:
Investment securities purchased	4,803,055
Fund shares redeemed	1,750,271
Manager (See Note 3)	409,584
Transfer agent (See Note 3)	147,333
NYLIFE Distributors (See Note 3)	117,201
Shareholder communication	40,098
Professional fees	28,601
Custodian	7,656
Accrued expenses	2,229
Total liabilities	7,696,892
Net assets	$739,780,341
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 22,117
Additional paid-in-capital	636,505,435
636,527,552
Total distributable earnings (loss)	103,252,789
Net assets	$739,780,341
Class A
Net assets applicable to outstanding shares	$480,596,507
Shares of beneficial interest outstanding	14,463,584
Net asset value per share outstanding	$ 33.23
Maximum sales charge (5.50% of offering price)	1.93
Maximum offering price per share outstanding	$ 35.16
Investor Class
Net assets applicable to outstanding shares	$ 63,792,409
Shares of beneficial interest outstanding	1,976,340
Net asset value per share outstanding	$ 32.28
Maximum sales charge (5.00% of offering price)	1.70
Maximum offering price per share outstanding	$ 33.98
Class B
Net assets applicable to outstanding shares	$ 5,977,772
Shares of beneficial interest outstanding	208,539
Net asset value and offering price per share outstanding	$ 28.67
Class C
Net assets applicable to outstanding shares	$ 1,724,343
Shares of beneficial interest outstanding	60,186
Net asset value and offering price per share outstanding	$ 28.65
Class I
Net assets applicable to outstanding shares	$ 44,972,069
Shares of beneficial interest outstanding	1,295,974
Net asset value and offering price per share outstanding	$ 34.70
Class R2
Net assets applicable to outstanding shares	$ 82,093
Shares of beneficial interest outstanding	2,503
Net asset value and offering price per share outstanding(a)	$ 32.81
Class R6
Net assets applicable to outstanding shares	$142,635,148
Shares of beneficial interest outstanding	4,109,683
Net asset value and offering price per share outstanding	$ 34.71

(a)	The difference between the calculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Growth Fund

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $14,202)	$ 2,378,037
Dividends-affiliated	284,439
Securities lending, net	207
Total income	2,662,683
Expenses
Manager (See Note 3)	2,404,503
Distribution/Service—Class A (See Note 3)	568,486
Distribution/Service—Investor Class (See Note 3)	75,060
Distribution/Service—Class B (See Note 3)	31,548
Distribution/Service—Class C (See Note 3)	7,712
Distribution/Service—Class R2 (See Note 3)	94
Transfer agent (See Note 3)	412,410
Registration	54,727
Professional fees	52,265
Shareholder communication	12,091
Custodian	11,022
Trustees	8,322
Shareholder service (See Note 3)	37
Miscellaneous	11,947
Total expenses before waiver/reimbursement	3,650,224
Expense waiver/reimbursement from Manager (See Note 3)	(97,928)
Reimbursement from prior custodian(a)	(1,406)
Net expenses	3,550,890
Net investment income (loss)	(888,207)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(26,784,180)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	102,279,575
Net realized and unrealized gain (loss)	75,495,395
Net increase (decrease) in net assets resulting from operations	$ 74,607,188

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (888,207)	$ (4,066,150)
Net realized gain (loss)	(26,784,180)	(48,101,981)
Net change in unrealized appreciation (depreciation)	102,279,575	(275,635,718)
Net increase (decrease) in net assets resulting from operations	74,607,188	(327,803,849)
Distributions to shareholders:
Class A	—	(148,562,186)
Investor Class	—	(19,547,990)
Class B	—	(3,546,291)
Class C	—	(629,845)
Class I	—	(2,803,527)
Class R2	—	(29,799)
Class R6	—	(30,350,578)
Total distributions to shareholders	—	(205,470,216)
Capital share transactions:
Net proceeds from sales of shares	24,962,308	100,778,400
Net asset value of shares issued to shareholders in reinvestment of distributions	—	204,082,226
Cost of shares redeemed	(53,293,094)	(81,836,017)
Increase (decrease) in net assets derived from capital share transactions	(28,330,786)	223,024,609
Net increase (decrease) in net assets	46,276,402	(310,249,456)
Net Assets
Beginning of period	693,503,939	1,003,753,395
End of period	$739,780,341	$ 693,503,939
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 29.94	$ 56.51	$ 42.56	$ 36.07	$ 36.41	$ 34.18
Net investment income (loss) (a)	(0.05)	(0.19)	(0.23)	(0.00)‡	0.10	0.09
Net realized and unrealized gain (loss)	3.34	(14.75)	15.93	7.78	2.87	3.47
Total from investment operations	3.29	(14.94)	15.70	7.78	2.97	3.56
Less distributions:
From net investment income	—	—	—	(0.16)	(0.06)	(0.02)
From net realized gain on investments	—	(11.63)	(1.75)	(1.13)	(3.25)	(1.31)
Total distributions	—	(11.63)	(1.75)	(1.29)	(3.31)	(1.33)
Net asset value at end of period	$ 33.23	$ 29.94	$ 56.51	$ 42.56	$ 36.07	$ 36.41
Total investment return (b)	10.99%	(32.66)%	37.87%	22.21%	8.90%	10.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.30)%††	(0.53)%	(0.46)%	0.01%	0.30%	0.23%
Net expenses (c)	1.06%††	1.04%	1.02%	1.04%	1.06%	1.06%
Portfolio turnover rate	16%	42%	53%	150%	153%	116%
Net assets at end of period (in 000’s)	$ 480,597	$ 453,405	$ 725,468	$ 531,715	$ 436,508	$ 431,854

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 29.12	$ 55.42	$ 41.89	$ 35.53	$ 35.94	$ 33.82
Net investment income (loss) (a)	(0.09)	(0.29)	(0.35)	(0.10)	0.01	0.00‡
Net realized and unrealized gain (loss)	3.25	(14.38)	15.63	7.65	2.83	3.43
Total from investment operations	3.16	(14.67)	15.28	7.55	2.84	3.43
Less distributions:
From net investment income	—	—	—	(0.06)	—	—
From net realized gain on investments	—	(11.63)	(1.75)	(1.13)	(3.25)	(1.31)
Total distributions	—	(11.63)	(1.75)	(1.19)	(3.25)	(1.31)
Net asset value at end of period	$ 32.28	$ 29.12	$ 55.42	$ 41.89	$ 35.53	$ 35.94
Total investment return (b)	10.85%	(32.86)%	37.46%	21.84%	8.61%	10.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.57)%††	(0.81)%	(0.71)%	(0.26)%	0.03%	0.01%
Net expenses (c)	1.33%††	1.33%	1.32%	1.34%	1.33%	1.31%
Expenses (before waiver/reimbursement) (c)	1.58%††	1.36%	1.40%	1.41%	1.42%	1.37%
Portfolio turnover rate	16%	42%	53%	150%	153%	116%
Net assets at end of period (in 000's)	$ 63,792	$ 59,377	$ 93,624	$ 97,709	$ 110,762	$ 108,043

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 25.96	$ 51.01	$ 38.96	$ 33.31	$ 34.13	$ 32.42
Net investment income (loss) (a)	(0.17)	(0.51)	(0.67)	(0.36)	(0.22)	(0.26)
Net realized and unrealized gain (loss)	2.88	(12.91)	14.47	7.14	2.65	3.28
Total from investment operations	2.71	(13.42)	13.80	6.78	2.43	3.02
Less distributions:
From net realized gain on investments	—	(11.63)	(1.75)	(1.13)	(3.25)	(1.31)
Net asset value at end of period	$ 28.67	$ 25.96	$ 51.01	$ 38.96	$ 33.31	$ 34.13
Total investment return (b)	10.44%(c)	(33.36)%	36.44%	20.93%	7.79%	9.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.31)%††	(1.57)%	(1.46)%	(1.01)%	(0.69)%	(0.74)%
Net expenses (d)	2.08%††	2.08%	2.07%	2.08%	2.08%	2.06%
Expenses (before waiver/reimbursement) (d)	2.33%††	2.11%	2.15%	2.15%	2.18%	2.12%
Portfolio turnover rate	16%	42%	53%	150%	153%	116%
Net assets at end of period (in 000’s)	$ 5,978	$ 6,967	$ 15,574	$ 16,382	$ 18,749	$ 23,554

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 25.94	$ 50.99	$ 38.95	$ 33.30	$ 34.12	$ 32.41
Net investment income (loss) (a)	(0.18)	(0.51)	(0.67)	(0.36)	(0.21)	(0.27)
Net realized and unrealized gain (loss)	2.89	(12.91)	14.46	7.14	2.64	3.29
Total from investment operations	2.71	(13.42)	13.79	6.78	2.43	3.02
Less distributions:
From net realized gain on investments	—	(11.63)	(1.75)	(1.13)	(3.25)	(1.31)
Net asset value at end of period	$ 28.65	$ 25.94	$ 50.99	$ 38.95	$ 33.30	$ 34.12
Total investment return (b)	10.45%	(33.37)%	36.42%	20.94%	7.80%	9.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.33)%††	(1.56)%	(1.46)%	(1.02)%	(0.67)%	(0.77)%
Net expenses (c)	2.08%††	2.08%	2.07%	2.08%	2.08%	2.06%
Expenses (before waiver/reimbursement) (c)	2.33%††	2.11%	2.15%	2.15%	2.18%	2.12%
Portfolio turnover rate	16%	42%	53%	150%	153%	116%
Net assets at end of period (in 000’s)	$ 1,724	$ 1,318	$ 2,880	$ 3,068	$ 3,144	$ 5,331

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 31.22	$ 58.27	$ 43.72	$ 37.01	$ 37.28	$ 34.96
Net investment income (loss) (a)	0.00‡	(0.07)	0.02	0.11	0.19	0.18
Net realized and unrealized gain (loss)	3.48	(15.35)	16.28	7.97	2.95	3.55
Total from investment operations	3.48	(15.42)	16.30	8.08	3.14	3.73
Less distributions:
From net investment income	—	—	—	(0.24)	(0.16)	(0.10)
From net realized gain on investments	—	(11.63)	(1.75)	(1.13)	(3.25)	(1.31)
Total distributions	—	(11.63)	(1.75)	(1.37)	(3.41)	(1.41)
Net asset value at end of period	$ 34.70	$ 31.22	$ 58.27	$ 43.72	$ 37.01	$ 37.28
Total investment return (b)	11.15%	(32.46)%	38.25%	22.53%	9.18%	11.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%††	(0.20)%	0.04%	0.28%	0.53%	0.49%
Net expenses (c)	0.75%††	0.75%	0.77%	0.79%	0.81%	0.81%
Expenses (before waiver/reimbursement) (c)	0.81%††	0.79%	0.78%	0.79%	0.81%	0.81%
Portfolio turnover rate	16%	42%	53%	150%	153%	116%
Net assets at end of period (in 000’s)	$ 44,972	$ 38,498	$ 14,025	$ 102,290	$ 139,588	$ 87,866

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Class R2		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 29.57	$ 56.01	$ 42.24	$ 35.81	$ 36.16	$ 33.97
Net investment income (loss) (a)	(0.06)	(0.23)	(0.28)	(0.04)	0.07	0.05
Net realized and unrealized gain (loss)	3.30	(14.58)	15.80	7.72	2.86	3.45
Total from investment operations	3.24	(14.81)	15.52	7.68	2.93	3.50
Less distributions:
From net investment income	—	—	—	(0.12)	(0.03)	—
From net realized gain on investments	—	(11.63)	(1.75)	(1.13)	(3.25)	(1.31)
Total distributions	—	(11.63)	(1.75)	(1.25)	(3.28)	(1.31)
Net asset value at end of period	$ 32.81	$ 29.57	$ 56.01	$ 42.24	$ 35.81	$ 36.16
Total investment return (b)	10.96%	(32.74)%	37.72%	22.08%	8.81%	10.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.40)%††	(0.63)%	(0.55)%	(0.11)%	0.21%	0.13%
Net expenses (c)	1.16%††	1.14%	1.12%	1.14%	1.16%	1.16%
Portfolio turnover rate	16%	42%	53%	150%	153%	116%
Net assets at end of period (in 000’s)	$ 82	$ 72	$ 143	$ 109	$ 59	$ 58

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,	April 26, 2021^ through October 31,
Class R6		2022	2021
Net asset value at beginning of period	$ 31.22	$ 58.27	$ 53.43
Net investment income (loss) (a)	0.00‡	(0.08)	(0.19)
Net realized and unrealized gain (loss)	3.49	(15.34)	5.03
Total from investment operations	3.49	(15.42)	4.84
Less distributions:
From net realized gain on investments	—	(11.63)	—
Net asset value at end of period	$ 34.71	$ 31.22	$ 58.27
Total investment return (b)	11.18%	(32.46)%	9.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.03%††	(0.20)%	(0.37)%††
Net expenses (c)	0.73%††	0.72%	0.71%††
Expenses (before waiver/reimbursement) (c)	0.73%††	0.72%	0.72%††
Portfolio turnover rate	16%	42%	53%
Net assets at end of period (in 000’s)	$ 142,635	$ 133,867	$ 152,039

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay WMC Growth Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay WMC Growth Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	August 7, 2006
Investor Class	January 18, 2013
Class B	January 18, 2013
Class C	January 18, 2013
Class I	November 2, 2009
Class R2	January 18, 2013
Class R6	April 26, 2021
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R2 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The

21

Notes to Financial Statements (Unaudited) (continued)
Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.

22	MainStay WMC Growth Fund

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund.
23

Notes to Financial Statements (Unaudited) (continued)
Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2023, are shown in the Portfolio of Investments.
(H) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended April 30, 2023, the effective management fee rate was 0.69% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.75% of its average daily net assets. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.92%. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $2,404,503 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $97,928 and paid the Subadvisor fees in the amount of $986,379.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.

24	MainStay WMC Growth Fund

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under the Class R2 Plan.
During the six-month period ended April 30, 2023, shareholder service fees incurred by the Fund were as follows:

Class R2	$37
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $11,261 and $2,685, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2023, of $1,078, $74 and $64, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$188,532	$ —
Investor Class	181,150	(76,036)
Class B	19,100	(8,054)
Class C	4,640	(1,941)
Class I	16,158	—
Class R2	31	—
Class R6	2,799	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R2	$62,155	75.7%
Class R6	20,473	0.0‡

‡	Less than one-tenth of a percent.
25

Notes to Financial Statements (Unaudited) (continued)
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$570,552,099	$224,953,106	$(48,657,385)	$176,295,721
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $42,616,227, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$42,616	$—
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 74,525,288
Long-Term Capital Gains	130,944,928
Total	$205,470,216
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $114,975 and $131,934, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:

26	MainStay WMC Growth Fund

Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	280,929	$ 8,496,921
Shares redeemed	(1,016,003)	(31,137,800)
Net increase (decrease) in shares outstanding before conversion	(735,074)	(22,640,879)
Shares converted into Class A (See Note 1)	56,739	1,760,325
Shares converted from Class A (See Note 1)	(2,515)	(76,738)
Net increase (decrease)	(680,850)	$ (20,957,292)
Year ended October 31, 2022:
Shares sold	333,429	$ 13,175,004
Shares issued to shareholders in reinvestment of distributions	3,431,447	147,312,452
Shares redeemed	(1,572,361)	(57,271,433)
Net increase (decrease) in shares outstanding before conversion	2,192,515	103,216,023
Shares converted into Class A (See Note 1)	116,622	4,283,183
Shares converted from Class A (See Note 1)	(2,162)	(66,808)
Net increase (decrease)	2,306,975	$107,432,398

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	15,980	$ 485,498
Shares redeemed	(64,719)	(1,946,925)
Net increase (decrease) in shares outstanding before conversion	(48,739)	(1,461,427)
Shares converted into Investor Class (See Note 1)	7,591	232,509
Shares converted from Investor Class (See Note 1)	(21,490)	(658,205)
Net increase (decrease)	(62,638)	$ (1,887,123)
Year ended October 31, 2022:
Shares sold	29,527	$ 1,064,009
Shares issued to shareholders in reinvestment of distributions	465,396	19,486,115
Shares redeemed	(125,946)	(4,520,015)
Net increase (decrease) in shares outstanding before conversion	368,977	16,030,109
Shares converted into Investor Class (See Note 1)	13,285	458,733
Shares converted from Investor Class (See Note 1)	(32,562)	(1,254,984)
Net increase (decrease)	349,700	$ 15,233,858

Class B	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	45	$ 1,158
Shares redeemed	(11,285)	(300,013)
Net increase (decrease) in shares outstanding before conversion	(11,240)	(298,855)
Shares converted from Class B (See Note 1)	(48,628)	(1,298,193)
Net increase (decrease)	(59,868)	$ (1,597,048)
Year ended October 31, 2022:
Shares sold	4,388	$ 151,833
Shares issued to shareholders in reinvestment of distributions	94,215	3,540,609
Shares redeemed	(27,830)	(875,537)
Net increase (decrease) in shares outstanding before conversion	70,773	2,816,905
Shares converted from Class B (See Note 1)	(107,659)	(3,344,032)
Net increase (decrease)	(36,886)	$ (527,127)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	16,198	$ 430,896
Shares redeemed	(5,356)	(139,730)
Net increase (decrease) in shares outstanding before conversion	10,842	291,166
Shares converted from Class C (See Note 1)	(1,444)	(38,939)
Net increase (decrease)	9,398	$ 252,227
Year ended October 31, 2022:
Shares sold	6,189	$ 204,515
Shares issued to shareholders in reinvestment of distributions	16,769	629,845
Shares redeemed	(24,068)	(767,826)
Net increase (decrease) in shares outstanding before conversion	(1,110)	66,534
Shares converted from Class C (See Note 1)	(4,580)	(142,901)
Net increase (decrease)	(5,690)	$ (76,367)

27

Notes to Financial Statements (Unaudited) (continued)
Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	184,757	$ 6,108,412
Shares redeemed	(124,491)	(4,054,108)
Net increase (decrease) in shares outstanding before conversion	60,266	2,054,304
Shares converted into Class I (See Note 1)	2,489	79,241
Net increase (decrease)	62,755	$ 2,133,545
Year ended October 31, 2022:
Shares sold	1,027,421	$ 31,447,404
Shares issued to shareholders in reinvestment of distributions	61,206	2,732,828
Shares redeemed	(98,160)	(3,645,210)
Net increase (decrease) in shares outstanding before conversion	990,467	30,535,022
Shares converted into Class I (See Note 1)	2,074	66,809
Net increase (decrease)	992,541	$ 30,601,831

Class R2	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	65	$ 1,954
Net increase (decrease)	65	$ 1,954
Year ended October 31, 2022:
Shares sold	585	$ 21,669
Shares issued to shareholders in reinvestment of distributions	702	29,799
Shares redeemed	(1,405)	(46,338)
Net increase (decrease)	(118)	$ 5,130

Class R6	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	297,504	$ 9,437,469
Shares redeemed	(475,622)	(15,714,518)
Net increase (decrease)	(178,118)	$ (6,277,049)
Year ended October 31, 2022:
Shares sold	1,420,681	$ 54,713,966
Shares issued to shareholders in reinvestment of distributions	679,896	30,350,578
Shares redeemed	(422,178)	(14,709,658)
Net increase (decrease)	1,678,399	$ 70,354,886
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay WMC Growth Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay WMC Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Wellington Management Company LLP (“WMC”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and WMC in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and WMC in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or WMC that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, WMC personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and WMC; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and WMC; (iii) the costs of the services provided, and profits realized, by New York Life Investments and WMC with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and WMC. The Board’s

29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and WMC resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and WMC
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by WMC, evaluating the performance of WMC, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of WMC and ongoing analysis of, and interactions with, WMC with respect to, among other things, the Fund’s investment performance and risks as well as WMC’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that WMC provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated WMC’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and WMC’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at WMC. The Board considered New York Life Investments’ and WMC’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and WMC and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered WMC’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and WMC regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

30	MainStay WMC Growth Fund

Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or WMC had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2022. The Board considered its discussions with representatives from New York Life Investments and WMC regarding the Fund’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and WMC
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund as well as the MainStay Group of Funds. With respect to the profitability of WMC’s relationship with the Fund, the Board considered information from New York Life Investments that WMC’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of WMC’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and WMC and profits realized by New York Life Investments and its affiliates and WMC, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and WMC’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and WMC and acknowledged that New York Life Investments and WMC must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and WMC to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and WMC and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to WMC from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to WMC in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between WMC and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and WMC that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to WMC and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to WMC, the Board considered that any profits realized by WMC due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and WMC, acknowledging that any such profits are based on the subadvisory fee paid to WMC by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to WMC is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and WMC on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared

32	MainStay WMC Growth Fund

at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
33

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
34	MainStay WMC Growth Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
35

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022246MS043-23	MSWG10-06/23
(NYLIM) NL529

MainStay WMC International Research Equity Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	9/28/2007	14.95%	0.62%	-2.31%	1.50%	1.19%
		Excluding sales charges		21.64	6.48	-1.20	2.07	1.19
Investor Class Shares[4]	Maximum 5.00% Initial Sales Charge	With sales charges	2/28/2008	15.27	0.84	-2.55	1.32	1.50
		Excluding sales charges		21.33	6.15	-1.44	1.89	1.50
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/28/2007	19.94	4.41	-2.18	1.13	2.25
	If Redeemed Within One Year of Purchase	Excluding sales charges		20.94	5.41	-2.18	1.13	2.25
Class I Shares	No Sales Charge		9/28/2007	21.84	6.92	-0.93	2.35	0.94

1.	Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to March 5, 2021 reflects the Fund's prior subadvisor and principal investment strategies.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
MSCI ACWI® ex USA Index (Net)[2]	20.65%	3.05%	2.50%	3.97%
Morningstar Foreign Large Blend Category Average[3]	22.02	6.55	3.09	4.50

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Fund has selected the MSCI ACWI® (All Country World Index) ex USA Index (Net) as its primary benchmark. The MSCI ACWI® ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S.
3.	The Morningstar Foreign Large Blend Category Average is representative of funds that invest in a variety of big international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC International Research Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC International Research Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,216.40	$ 6.32	$1,019.09	$ 5.76	1.15%
Investor Class Shares	$1,000.00	$1,213.30	$ 8.29	$1,017.31	$ 7.55	1.51%
Class C Shares	$1,000.00	$1,209.40	$12.38	$1,013.59	$11.28	2.26%
Class I Shares	$1,000.00	$1,218.40	$ 4.73	$1,020.53	$ 4.31	0.86%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2023 (Unaudited)
United Kingdom	16.4%
Japan	13.1
France	10.0
United States	7.3
China	6.7
Netherlands	5.4
Canada	4.1
Germany	4.1
Switzerland	3.7
Hong Kong	3.1
Taiwan	3.0
Australia	2.7
Italy	2.6
Republic of Korea	2.5
India	2.2
Brazil	1.6
Ireland	1.5
Belgium	1.2
Austria	0.9
Denmark	0.9
South Africa	0.9%
Thailand	0.8
Spain	0.7
Sweden	0.7
Singapore	0.6
Indonesia	0.6
Philippines	0.5
United Arab Emirates	0.4
Portugal	0.4
Burkina Faso	0.3
Luxembourg	0.3
Macao	0.2
Mexico	0.2
Finland	0.1
Russia	0.0‡
Other Assets, Less Liabilities	0.3
Investments Sold Short	–0.0‡
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	iShares MSCI ACWI ex U.S. ETF
2.	Unilever plc
3.	Tencent Holdings Ltd.
4.	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR
5.	Pernod Ricard SA
6.	Shell plc
7.	AstraZeneca plc
8.	BP plc
9.	ASML Holding NV
10.	AIA Group Ltd.

8	MainStay WMC International Research Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jonathan G. White and Mary L. Pryshlak, CFA, of Wellington Management Company LLP, the Fund’s Subadvisor.
How did MainStay WMC International Research Equity Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay WMC International Research Equity Fund returned 21.84%, outperforming the 20.65% return of the Fund’s benchmark, the MSCI ACWI® (All Country World Index) ex USA Index (Net) (the “Index”). Over the same period, Class I shares underperformed the 22.02% return of the Morningstar Foreign Large Blend Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund outperformed the Index during the reporting period primarily due to security selection. Positive selection in financials, industrials and energy drove the Fund’s relatively strong performance; this was partially offset by weaker selection in health care, consumer staples and real estate. Sector allocation, a result of our bottom-up stock selection process, detracted from relative results. Underweight exposure to consumer discretionary and consumer staples, as well as overweight exposure to health care, undermined relative returns, although this was partially offset by the positive impact of the Fund’s underweight exposure to information technology and overweight exposure to communication services.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the financials, industrials and energy sectors provided the strongest positive contributions to the Fund’s performance relative to the Index. (Contributions take weightings and total returns into account.) Over the same period, the health care, consumer staples and real estate sectors detracted most from the Fund’s relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The individual stocks that contributed most to the Fund’s absolute performance included Tencent and Taiwan Semiconductor. Shares of Tencent, a leading gaming and internet services provider in China, benefited from the company’s strong earnings in the third and fourth quarters of 2022, as well as news that China would be lifting its quarantine requirements. Taiwan Semiconductor reported fourth quarter 2022 earnings ahead of consensus estimates, with better-than-expected profit margins. The company also provided slightly stronger-than-expected guidance for the first quarter of 2023.
The holdings that detracted most significantly from absolute performance included Banco Bradesco and Alibaba. Shares of Banco Bradesco, a Brazil-based financial services company, fell sharply after the company reported earnings and revenue for the third quarter of 2022 that missed consensus estimates. The bank’s Chief Executive Officer blamed higher inflation and interest rates for causing a deterioration in asset quality, as the bank experienced higher delinquency rates. Alibaba, an e-commerce company based in China, faced headwinds due to concerns over domestic competition between internet companies, mounting U.S.-China geopolitical tensions, and questions regarding the strength of China’s economic recovery.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund initiated positions in U.K.-based multinational consumer health care company Haleon and Korea-based e-commerce provider Coupang. Haleon remains one of the few consumer staples companies that continues to show positive volume growth, and has reiterated their organic revenue growth guidance for fiscal year 2023. The other key value driver for Haleon is deleveraging, and again they are delivering ahead of plan. Regarding Coupang, we believe the company is likely to benefit from growing adoption of their first-party and third-party e-commerce offerings in 2023, continued margin expansion opportunities, a muted competitive environment, and improving capital allocation.
During the same period, the Fund eliminated its positions in UK-based global spirits company Diageo and Australia-based diversified metals and mining company BHP Group. Diageo faces a tricky period as they embark on a large capital investment program at a time when they are seeing negative revisions from peak earnings as demand normalizes. U.S. market growth has declined from 10% to 3% over the last two years, versus the company’s long-term trend of 4–5%. While we have a favorable outlook on the metals and mining sector, we eliminated the Fund’s BHP position in favor of other opportunities where we see greater upside potential.
How did the Fund’s sector and/or country weightings change during the reporting period?
During the reporting period, we increased the Fund’s active weights primarily in the consumer discretionary, financials and communication services sectors, while decreasing exposure most significantly in information technology, consumer staples, and real estate.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
9

How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, the Fund held its largest overweight exposures relative to the Index in the communication services and financials sectors. As of the same date, the Fund held its most significantly underweight exposures in materials and information technology.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay WMC International Research Equity Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 93.6%
Australia 2.7%
ANZ Group Holdings Ltd. (Banks)	76,889	$ 1,238,866
Brambles Ltd. (Commercial Services & Supplies)	32,520	306,638
Glencore plc (Metals & Mining)	264,265	1,557,620
Goodman Group (Industrial REITs)	57,199	730,856
Newcrest Mining Ltd. (Metals & Mining)	5,273	100,906
Orora Ltd. (Containers & Packaging)	76,126	172,778
Rio Tinto plc (Metals & Mining)	2,460	156,095
Whitehaven Coal Ltd. (Oil, Gas & Consumable Fuels)	29,098	138,630
		4,402,389
Austria 0.9%
BAWAG Group AG (Banks) (a)	11,377	553,604
Erste Group Bank AG (Banks)	26,486	960,476
		1,514,080
Belgium 1.2%
KBC Group NV (Banks)	18,238	1,301,848
UCB SA (Pharmaceuticals)	7,662	712,738
		2,014,586
Brazil 1.1%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP (Water Utilities) (b)	49,100	454,105
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)	49,000	262,005
Rumo SA (Ground Transportation)	129,850	512,860
Vale SA (Metals & Mining)	34,800	505,137
		1,734,107
Burkina Faso 0.3%
Endeavour Mining plc (Metals & Mining)	19,082	491,257
Canada 4.1%
Barrick Gold Corp. (Metals & Mining)	29,334	557,732
Boat Rocker Media, Inc. (Entertainment) (b)	42,890	66,795
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	14,398	877,366
Canadian Pacific Kansas City Ltd. (Ground Transportation)	3,981	313,814
Constellation Software, Inc. (Software)	420	822,057
Hydro One Ltd. (Electric Utilities) (a)	9,356	274,013
Intact Financial Corp. (Insurance)	5,897	892,004
Ivanhoe Mines Ltd., Class A (Metals & Mining) (b)(c)	45,438	394,063
Lightspeed Commerce, Inc. (Software) (b)	26,546	348,950
	Shares	Value

Canada (continued)
Lumine Group, Inc. (Software) (b)	1,359	$ 18,306
Methanex Corp. (Chemicals)	10,903	488,074
Nuvei Corp. (Financial Services) (b)(c)	3,286	133,576
Royal Bank of Canada (Banks)	4,636	460,264
Shopify, Inc., Class A (IT Services) (b)	11,941	578,522
Teck Resources Ltd., Class B (Metals & Mining)	10,098	470,373
		6,695,909
China 6.7%
Anhui Conch Cement Co. Ltd., Class H (Construction Materials)	63,000	198,238
BYD Co. Ltd., Class H (Automobiles)	9,000	270,585
China Longyuan Power Group Corp. Ltd., Class H (Independent Power and Renewable Electricity Producers)	579,877	605,758
China Merchants Bank Co. Ltd., Class H (Banks)	221,097	1,060,468
China Pacific Insurance Group Co. Ltd., Class H (Insurance)	138,463	411,880
ENN Energy Holdings Ltd. (Gas Utilities)	45,400	618,856
KE Holdings, Inc., ADR (Real Estate Management & Development) (b)	59,802	938,293
Meituan (Hotels, Restaurants & Leisure) (a)(b)	54,807	928,619
Minth Group Ltd. (Automobile Components)	134,000	385,801
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	84,860	612,965
Prosus NV (Broadline Retail) (b)	6,948	519,613
Tencent Holdings Ltd. (Interactive Media & Services)	81,400	3,571,390
Trip.com Group Ltd. (Hotels, Restaurants & Leisure) (b)	20,050	701,909
WuXi AppTec Co. Ltd., Class H (Life Sciences Tools & Services) (a)	17,000	148,675
		10,973,050
Denmark 0.9%
Ascendis Pharma A/S, ADR (Biotechnology) (b)	3,360	235,066
DSV A/S (Air Freight & Logistics)	2,147	403,247
Genmab A/S (Biotechnology) (b)	1,928	792,348
		1,430,661
Finland 0.1%
Nokian Renkaat OYJ (Automobile Components)	19,677	191,409

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
France 10.0%
Airbus SE (Aerospace & Defense)	8,938	$ 1,252,174
ALD SA (Ground Transportation) (a)	34,210	411,263
Arkema SA (Chemicals)	4,085	403,403
AXA SA (Insurance)	46,508	1,515,379
BNP Paribas SA (Banks)	7,230	466,771
Bureau Veritas SA (Professional Services)	26,246	755,981
Capgemini SE (IT Services)	2,956	537,115
Dassault Aviation SA (Aerospace & Defense)	1,092	213,341
Edenred (Financial Services)	5,957	386,752
Engie SA (Multi-Utilities)	70,187	1,122,654
JCDecaux SE (Media) (b)	20,390	451,152
Klepierre SA (Retail REITs)	12,734	322,165
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	2,371	2,275,579
Pernod Ricard SA (Beverages)	14,481	3,341,315
Renault SA (Automobiles) (b)	15,802	585,573
Safran SA (Aerospace & Defense)	3,579	555,825
TotalEnergies SE (Oil, Gas & Consumable Fuels)	9,988	637,675
Vinci SA (Construction & Engineering)	7,412	916,369
Worldline SA (Financial Services) (a)(b)	4,449	193,055
		16,343,541
Germany 3.9%
Brenntag SE (Trading Companies & Distributors)	8,688	706,318
Commerzbank AG (Banks) (b)	82,342	913,224
Daimler Truck Holding AG (Machinery) (b)	26,142	862,448
Deutsche Telekom AG (Registered) (Diversified Telecommunication Services)	34,799	838,989
RWE AG (Independent Power and Renewable Electricity Producers) (b)	14,475	678,673
Siemens AG (Registered) (Industrial Conglomerates)	8,187	1,343,265
Siemens Healthineers AG (Health Care Equipment & Supplies) (a)	5,182	322,161
Talanx AG (Insurance)	14,123	709,011
		6,374,089
Hong Kong 3.1%
AIA Group Ltd. (Insurance)	214,108	2,317,106
CK Asset Holdings Ltd. (Real Estate Management & Development)	119,000	701,904
Prudential plc (Insurance)	56,601	861,780
Techtronic Industries Co. Ltd. (Machinery)	58,000	623,620
	Shares	Value

Hong Kong (continued)
Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	96,000	$ 551,566
		5,055,976
India 2.2%
Axis Bank Ltd. (Banks)	73,349	770,809
Bharti Airtel Ltd. (Wireless Telecommunication Services)	101,644	992,764
Kotak Mahindra Bank Ltd. (Banks)	49,861	1,180,810
SBI Life Insurance Co. Ltd. (Insurance) (a)	43,115	600,656
		3,545,039
Indonesia 0.6%
Bank Rakyat Indonesia Persero Tbk. PT (Banks)	2,886,510	1,003,490
Ireland 1.5%
AIB Group plc (Banks)	202,142	868,242
CRH plc (Construction Materials)	10,184	491,288
Ryanair Holdings plc, Sponsored ADR (Passenger Airlines) (b)	6,457	617,225
Smurfit Kappa Group plc (Containers & Packaging)	12,483	461,343
		2,438,098
Italy 2.6%
DiaSorin SpA (Health Care Equipment & Supplies)	2,584	280,403
Enel SpA (Electric Utilities)	72,522	495,374
Eurogroup Laminations SpA (Electrical Equipment) (b)	22,500	131,401
Ferrari NV (Automobiles)	2,718	755,629
FinecoBank Banca Fineco SpA (Banks)	60,003	907,791
Stevanato Group SpA (Life Sciences Tools & Services)	21,766	577,017
UniCredit SpA (Banks)	58,372	1,153,903
		4,301,518
Japan 13.1%
Advantest Corp. (Semiconductors & Semiconductor Equipment)	7,400	572,469
Astellas Pharma, Inc. (Pharmaceuticals)	40,400	607,283
Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	31,800	817,844
Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	29,200	995,944
Daikin Industries Ltd. (Building Products)	1,600	289,126
Eisai Co. Ltd. (Pharmaceuticals)	7,500	431,190
Hakuhodo DY Holdings, Inc. (Media)	18,800	220,089

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC International Research Equity Fund

	Shares	Value
Common Stocks (continued)
Japan (continued)
Hoya Corp. (Health Care Equipment & Supplies)	5,750	$ 599,710
Ibiden Co. Ltd. (Electronic Equipment, Instruments & Components)	24,900	972,278
Isuzu Motors Ltd. (Automobiles)	55,870	652,422
ITOCHU Corp. (Trading Companies & Distributors)	16,700	550,599
KDDI Corp. (Wireless Telecommunication Services)	21,986	685,504
Koito Manufacturing Co. Ltd. (Automobile Components)	9,770	187,519
Lasertec Corp. (Semiconductors & Semiconductor Equipment)	3,360	453,771
Makita Corp. (Machinery)	27,600	773,841
Mitsubishi Corp. (Trading Companies & Distributors)	15,500	570,876
Mitsubishi Electric Corp. (Electrical Equipment)	14,300	176,225
Mitsubishi UFJ Financial Group, Inc. (Banks)	197,600	1,236,985
Mitsui & Co. Ltd. (Trading Companies & Distributors)	18,300	568,026
Musashi Seimitsu Industry Co. Ltd. (Automobile Components)	19,000	253,389
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	44,720	1,361,836
Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	3,000	60,421
Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	29,200	1,028,521
Rakuten Bank Ltd. (Banks) (b)	7,200	95,915
Seino Holdings Co. Ltd. (Ground Transportation)	35,700	394,614
Sony Group Corp. (Household Durables)	14,787	1,392,471
Square Enix Holdings Co. Ltd. (Entertainment)	13,400	656,993
Subaru Corp. (Automobiles)	21,090	339,774
Sumitomo Mitsui Trust Holdings, Inc. (Banks)	13,600	488,021
T&D Holdings, Inc. (Insurance)	50,600	614,279
Terumo Corp. (Health Care Equipment & Supplies)	12,100	360,216
Tokio Marine Holdings, Inc. (Insurance)	28,350	565,980
Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	14,110	1,604,715
Yamaha Motor Co. Ltd. (Automobiles)	31,030	797,130
	Shares	Value

Japan (continued)
Yamato Holdings Co. Ltd. (Air Freight & Logistics)	10,400	$ 178,161
		21,554,137
Luxembourg 0.3%
ArcelorMittal SA (Metals & Mining)	15,101	427,809
Macao 0.2%
Sands China Ltd. (Hotels, Restaurants & Leisure) (b)	92,800	329,248
Mexico 0.2%
GMexico Transportes SAB de CV (Ground Transportation) (a)	111,000	256,023
Netherlands 5.4%
Adyen NV (Financial Services) (a)(b)	296	473,588
Akzo Nobel NV (Chemicals)	4,357	360,745
Argenx SE (Biotechnology) (b)	1,686	647,816
ASML Holding NV (Semiconductors & Semiconductor Equipment)	3,710	2,344,496
IMCD NV (Trading Companies & Distributors)	2,267	340,229
Koninklijke Ahold Delhaize NV (Consumer Staples Distribution & Retail)	31,427	1,081,130
Shell plc (Oil, Gas & Consumable Fuels)	106,132	3,270,512
Wolters Kluwer NV (Professional Services)	2,501	331,116
		8,849,632
Philippines 0.5%
BDO Unibank, Inc. (Banks)	342,863	891,438
Portugal 0.4%
EDP - Energias de Portugal SA (Electric Utilities)	111,972	616,910
Republic of Korea 1.6%
Coupang, Inc. (Broadline Retail) (b)	77,424	1,297,626
LG Chem Ltd. (Chemicals)	824	455,589
Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	1,097	566,368
SK Telecom Co. Ltd. (Wireless Telecommunication Services)	8,611	306,892
		2,626,475
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Russia 0.0% ‡
LUKOIL PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels) (b)(d)(e)	11,171	$ 27,760
Mobile TeleSystems PJSC (Wireless Telecommunication Services) (d)(e)	80,528	—
		27,760
Singapore 0.6%
CapitaLand Ascott Trust (Hotel & Resort REITs)	7,435	6,017
Capitaland Investment Ltd. (Real Estate Management & Development)	130,400	363,539
SATS Ltd. (Transportation Infrastructure) (b)	85,712	163,157
Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	261,500	499,738
		1,032,451
South Africa 0.9%
Anglo American plc (Metals & Mining)	21,740	668,017
Discovery Ltd. (Insurance) (b)	41,628	327,176
Sibanye Stillwater Ltd. (Metals & Mining)	103,908	229,316
Thungela Resources Ltd. (Oil, Gas & Consumable Fuels)	20,580	191,134
		1,415,643
Spain 0.7%
Cellnex Telecom SA (Diversified Telecommunication Services)	13,161	553,546
Grifols SA (Biotechnology) (b)	7,594	77,988
Iberdrola SA (Electric Utilities)	45,313	588,180
		1,219,714
Sweden 0.7%
Assa Abloy AB, Class B (Building Products) (c)	20,847	495,813
Investor AB, Class B (Financial Services)	8,888	190,499
Volvo AB, Class B (Machinery)	23,114	475,125
		1,161,437
Switzerland 3.7%
Alcon, Inc. (Health Care Equipment & Supplies)	12,251	888,415
Cie Financiere Richemont SA (Registered) (Textiles, Apparel & Luxury Goods)	13,139	2,160,067
DSM-Firmenich AG (Pharmaceuticals) (b)	1,346	176,140
Novartis AG (Registered) (Pharmaceuticals)	21,678	2,210,120
	Shares	Value

Switzerland (continued)
Tecan Group AG (Registered) (Life Sciences Tools & Services)	1,409	$ 611,300
		6,046,042
Taiwan 3.0%
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	5,945	505,690
E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	150,548	932,891
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	41,021	3,458,070
		4,896,651
Thailand 0.8%
Kasikornbank PCL
(Banks)	37,900	138,736
NVDR (Banks)	210,520	770,628

Minor International PCL, NVDR (Hotels, Restaurants & Leisure)	384,900	355,058
PTT Global Chemical PCL (Chemicals)	45,700	55,540
		1,319,962
United Arab Emirates 0.4%
Network International Holdings plc (Financial Services) (a)(b)	136,038	661,979
United Kingdom 16.4%
Abcam plc, Sponsored ADR (Biotechnology) (b)	27,240	443,740
Allfunds Group plc (Capital Markets) (b)	41,034	271,066
AstraZeneca plc (Pharmaceuticals)	20,167	2,977,009
BAE Systems plc (Aerospace & Defense)	54,662	696,582
Beazley plc (Insurance)	151,740	1,135,614
BP plc (Oil, Gas & Consumable Fuels)	435,718	2,926,314
British American Tobacco plc (Tobacco)	52,868	1,944,753
BT Group plc (Diversified Telecommunication Services)	311,419	621,701
CNH Industrial NV (Machinery)	30,176	423,783
Compass Group plc (Hotels, Restaurants & Leisure)	20,398	537,570
ConvaTec Group plc (Health Care Equipment & Supplies) (a)	148,634	410,577
Croda International plc (Chemicals)	5,415	475,010
HSBC Holdings plc (Banks)	266,074	1,918,721
Imperial Brands plc (Tobacco)	8,840	218,583
International Consolidated Airlines Group SA (Passenger Airlines) (b)	228,985	437,853
JD Sports Fashion plc (Specialty Retail)	42,851	86,730

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC International Research Equity Fund

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
London Stock Exchange Group plc (Capital Markets)	11,824	$ 1,240,200
National Express Group plc (Ground Transportation)	114,185	174,211
National Grid plc (Multi-Utilities)	37,017	532,434
Reckitt Benckiser Group plc (Household Products)	24,558	1,984,508
Rolls-Royce Holdings plc (Aerospace & Defense) (b)	108,550	207,563
Rotork plc (Machinery)	97,969	402,611
Smith & Nephew plc (Health Care Equipment & Supplies)	26,771	442,256
Standard Chartered plc (Banks)	160,535	1,267,812
Taylor Wimpey plc (Household Durables)	399,396	643,488
Unilever plc (Personal Care Products)	68,198	3,802,426
Whitbread plc (Hotels, Restaurants & Leisure)	7,373	300,868
Wise plc, Class A (Financial Services) (b)	28,663	198,122
WPP plc (Media)	17,125	199,551
		26,921,656
United States 2.8%
Experian plc (Professional Services)	10,098	356,608
GSK plc (Pharmaceuticals)	55,925	1,012,789
Haleon plc (Personal Care Products)	288,197	1,271,292
QIAGEN NV (Life Sciences Tools & Services) (b)	9,716	433,702
Roche Holding AG (Pharmaceuticals)	1,165	365,394
Schneider Electric SE (Electrical Equipment)	7,025	1,221,661
		4,661,446
Total Common Stocks (Cost $151,216,438)		153,425,612
Preferred Stocks 1.6%
Brazil 0.5%
Banco Bradesco SA (Banks)	311,200	864,132
Germany 0.2%
Volkswagen AG (Automobiles) 2.91%	2,275	310,044
	Shares	Value

Republic of Korea 0.9%
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals) 1.88%	33,038	$ 1,374,938
Total Preferred Stocks (Cost $3,271,106)		2,549,114
Exchange-Traded Fund 3.3%
United States 3.3%
iShares MSCI ACWI ex U.S. ETF (c)	109,576	5,443,738
Total Exchange-Traded Fund (Cost $5,400,311)		5,443,738

Short-Term Investments 1.2%
Affiliated Investment Company 0.6%
United States 0.6%
MainStay U.S. Government Liquidity Fund, 3.98% (f)	988,154	988,154
Unaffiliated Investment Companies 0.6%
United States 0.6%
Goldman Sachs Financial Square Government Fund, 4.865% (f)(g)	7,175	7,175
Invesco Government & Agency Portfolio, 4.857% (f)(g)	948,711	948,711
Total Unaffiliated Investment Companies (Cost $955,886)		955,886
Total Short-Term Investments (Cost $1,944,040)		1,944,040
Total Investments, Before Investments Sold Short (Cost $161,831,895)	99.7%	163,362,504
Investments Sold Short (0.0)% ‡
Common Stock Sold Short (0.0)% ‡
Australia (0.0)% ‡
Virgin Australia Airlines Holdings Pty. Ltd. (Passenger Airlines) (b)(d)(e)	(444,108)	(30)
Total Common Stock Sold Short (Proceeds $0)		(30)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Number of Rights	Value
Right Sold Short (0.0)% ‡
United States (0.0)% ‡
Intercell (Biotechnology) Expires 12/31/49 (b)(d)(e)	(19,159)	$ (2)
Total Right Sold Short (Proceeds $0)		(2)
Total Investments Sold Short (Proceeds $0)		(32)
Total Investments, Net of Investments Sold Short (Cost $161,831,895)	99.7%	163,362,472
Other Assets, Less Liabilities	0.3	514,860
Net Assets	100.0%	$ 163,877,332

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)	All or a portion of this security was held on loan. As of April 30, 2023, the aggregate market value of securities on loan was $1,480,328; the total market value of collateral held by the Fund was $1,521,278. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $565,392. The Fund received cash collateral with a value of $955,886. (See Note 2(J))
(d)	Illiquid security—As of April 30, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $27,728, which represented less than one-tenth of a percent of the Fund’s net assets.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Current yield as of April 30, 2023.
(g)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC International Research Equity Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 557	$ 21,938	$ (21,507)	$ —	$ —	$ 988	$ 15	$ —	988
Abbreviation(s):
ADR—American Depositary Receipt
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
NVDR—Non-Voting Depositary Receipt
PCL—Provision for Credit Losses
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 153,397,852	$ —	$ 27,760	$ 153,425,612
Preferred Stocks	2,549,114	—	—	2,549,114
Exchange-Traded Fund	5,443,738	—	—	5,443,738
Short-Term Investments
Affiliated Investment Company	988,154	—	—	988,154
Unaffiliated Investment Companies	955,886	—	—	955,886
Total Short-Term Investments	1,944,040	—	—	1,944,040
Total Investments in Securities	$ 163,334,744	$ —	$ 27,760	$ 163,362,504
Liability Valuation Inputs
Common Stock Sold Short	$ —	$ —	$ (30)	$ (30)
Right Sold Short	—	—	(2)	(2)
Total Investments in Securities Sold Short	$ —	$ —	$ (32)	$ (32)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent
Aerospace & Defense	$ 2,925,485	1.8%
Air Freight & Logistics	581,408	0.4
Automobile Components	1,018,118	0.6
Automobiles	3,711,157	2.3
Banks	20,512,954	12.5
Beverages	3,341,315	2.0
Biotechnology	2,196,958	1.3
Broadline Retail	1,817,239	1.1
Building Products	784,939	0.5
Capital Markets	1,511,266	0.9
Chemicals	2,238,361	1.4
Commercial Services & Supplies	306,638	0.2
Construction & Engineering	916,369	0.6
Construction Materials	689,526	0.4
Consumer Staples Distribution & Retail	1,081,130	0.7
Containers & Packaging	634,121	0.4
Diversified Telecommunication Services	3,875,810	2.4
Electric Utilities	1,974,477	1.2
Electrical Equipment	1,529,287	0.9
Electronic Equipment, Instruments & Components	2,471,537	1.5
Entertainment	723,788	0.4
Exchange-Traded Fund	5,443,738	3.3
Financial Services	2,237,571	1.4
Gas Utilities	618,856	0.4
Ground Transportation	2,062,785	1.3
Health Care Equipment & Supplies	3,303,738	2.0
Hotel & Resort REITs	6,017	0.0‡
Hotels, Restaurants & Leisure	4,181,793	2.5
Household Durables	2,035,959	1.2
Household Products	1,984,508	1.2
Independent Power and Renewable Electricity Producers	1,284,431	0.8
Industrial Conglomerates	1,343,265	0.8
Industrial REITs	730,856	0.4
Insurance	10,563,830	6.4
Interactive Media & Services	3,571,390	2.2
IT Services	1,115,637	0.7
Life Sciences Tools & Services	1,770,694	1.1
Machinery	3,561,428	2.2
Media	870,792	0.5
Metals & Mining	5,558,325	3.4
Multi-Utilities	1,655,088	1.0
Oil, Gas & Consumable Fuels	8,331,396	5.1
Passenger Airlines	1,055,078	0.6
	Value	Percent
Personal Care Products	$ 5,073,718	3.1%
Pharmaceuticals	10,366,872	6.3
Professional Services	1,443,705	0.9
Real Estate Management & Development	2,555,302	1.6
Retail REITs	322,165	0.2
Semiconductors & Semiconductor Equipment	8,939,211	5.5
Software	1,189,313	0.7
Specialty Retail	86,730	0.1
Technology Hardware, Storage & Peripherals	1,374,938	0.8
Textiles, Apparel & Luxury Goods	4,435,646	2.7
Tobacco	2,163,336	1.3
Trading Companies & Distributors	2,736,048	1.7
Transportation Infrastructure	163,157	0.1
Water Utilities	454,105	0.3
Wireless Telecommunication Services	1,985,160	1.2
	161,418,464	98.5
Short-Term Investments	1,944,040	1.2
Other Assets, Less Liabilities*	514,828	0.3
Net Assets	$163,877,332	100.0%

*	Includes Investments sold short (details are shown below).
The table below sets forth the diversification of MainStay WMC International Research Equity Fund investments sold short by industry.
	Value	Percent
Biotechnology	$ (2)	(0.0)%‡
Passenger Airlines	(30)	(0.0)‡
	$(32)	(0.0)%‡

†	Percentages indicated are based on Fund net assets.

^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC International Research Equity Fund

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities before investments sold short, at value (identified cost $160,843,741) including securities on loan of $1,480,328	$ 162,374,350
Investment in affiliated investment companies, at value (identified cost $988,154)	988,154
Cash	9,262
Cash denominated in foreign currencies (identified cost $74,287)	74,235
Cash collateral on deposit for short positions	159,586
Receivables:
Dividends	1,605,725
Investment securities sold	811,254
Securities lending	3,004
Fund shares sold	834
Other assets	28,815
Total assets	166,055,219
Liabilities
Investments sold short (proceeds $0)	32
Cash collateral received for securities on loan	955,886
Payables:
Investment securities purchased	1,018,906
Manager (See Note 3)	90,247
Professional fees	31,385
Custodian	23,362
Shareholder communication	19,444
Transfer agent (See Note 3)	13,704
Fund shares redeemed	10,790
NYLIFE Distributors (See Note 3)	4,423
Trustees	8
Accrued expenses	9,700
Total liabilities	2,177,887
Net assets	$ 163,877,332
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 23,070
Additional paid-in-capital	266,657,258
266,680,328
Total distributable earnings (loss)	(102,802,996)
Net assets	$ 163,877,332
Class A
Net assets applicable to outstanding shares	$ 11,490,890
Shares of beneficial interest outstanding	1,626,520
Net asset value per share outstanding	$ 7.06
Maximum sales charge (5.50% of offering price)	0.41
Maximum offering price per share outstanding	$ 7.47
Investor Class
Net assets applicable to outstanding shares	$ 1,852,660
Shares of beneficial interest outstanding	263,416
Net asset value per share outstanding	$ 7.03
Maximum sales charge (5.00% of offering price)	0.37
Maximum offering price per share outstanding	$ 7.40
Class C
Net assets applicable to outstanding shares	$ 2,035,915
Shares of beneficial interest outstanding	295,801
Net asset value and offering price per share outstanding	$ 6.88
Class I
Net assets applicable to outstanding shares	$148,497,867
Shares of beneficial interest outstanding	20,884,508
Net asset value and offering price per share outstanding	$ 7.11

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $196,925)	$ 2,339,172
Dividends-affiliated	14,996
Securities lending, net	11,298
Total income	2,365,466
Expenses
Manager (See Note 3)	627,904
Custodian	46,565
Professional fees	46,238
Transfer agent (See Note 3)	38,829
Registration	28,861
Distribution/Service—Class A (See Note 3)	14,082
Distribution/Service—Investor Class (See Note 3)	2,262
Distribution/Service—Class C (See Note 3)	11,538
Shareholder communication	4,667
Trustees	2,009
Miscellaneous	4,357
Total expenses before waiver/reimbursement	827,312
Expense waiver/reimbursement from Manager (See Note 3)	(69,226)
Reimbursement from prior custodian(a)	(1,007)
Net expenses	757,079
Net investment income (loss)	1,608,387
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(1,797,478)
Foreign currency transactions	(34,671)
Net realized gain (loss)	(1,832,149)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	33,666,325
Investments sold short	(2)
Translation of other assets and liabilities in foreign currencies	79,966
Net change in unrealized appreciation (depreciation)	33,746,289
Net realized and unrealized gain (loss)	31,914,140
Net increase (decrease) in net assets resulting from operations	$33,522,527

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay WMC International Research Equity Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,608,387	$ 3,679,800
Net realized gain (loss)	(1,832,149)	(12,425,693)
Net change in unrealized appreciation (depreciation)	33,746,289	(47,901,780)
Net increase (decrease) in net assets resulting from operations	33,522,527	(56,647,673)
Distributions to shareholders:
Class A	(185,366)	(367,003)
Investor Class	(23,565)	(50,882)
Class C	(5,091)	(64,267)
Class I	(3,101,573)	(5,440,803)
Total distributions to shareholders	(3,315,595)	(5,922,955)
Capital share transactions:
Net proceeds from sales of shares	1,226,313	16,096,804
Net asset value of shares issued to shareholders in reinvestment of distributions	3,308,751	5,906,186
Cost of shares redeemed	(32,877,043)	(28,091,409)
Increase (decrease) in net assets derived from capital share transactions	(28,341,979)	(6,088,419)
Net increase (decrease) in net assets	1,864,953	(68,659,047)
Net Assets
Beginning of period	162,012,379	230,671,426
End of period	$163,877,332	$162,012,379
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 5.90	$ 8.16	$ 6.40	$ 7.77	$ 7.93	$ 9.58
Net investment income (loss)	0.06(a)	0.12(a)	0.09(a)	0.06(a)	0.15(a)	0.13
Net realized and unrealized gain (loss)	1.21	(2.18)	1.81	(0.70)	0.10	(1.63)
Total from investment operations	1.27	(2.06)	1.90	(0.64)	0.25	(1.50)
Less distributions:
From net investment income	(0.11)	(0.20)	(0.14)	(0.73)	(0.41)	(0.15)
Net asset value at end of period	$ 7.06	$ 5.90	$ 8.16	$ 6.40	$ 7.77	$ 7.93
Total investment return (b)	21.64%	(25.89)%	29.93%	(9.21)%	3.83%	(15.94)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70%††	1.67%	1.09%	0.89%	2.04%	1.37%
Net expenses (d)	1.15%††	1.15%(e)	1.31%(e)	1.63%(e)	1.75%(e)	1.78%(e)
Expenses (before waiver/reimbursement) (d)	1.19%††	1.19%(e)	1.31%(e)	1.63%(e)	1.75%(e)	1.78%(e)
Portfolio turnover rate	47%	65%	117%	136%	182%	223%
Net assets at end of period (in 000’s)	$ 11,491	$ 10,371	$ 15,492	$ 12,373	$ 19,557	$ 31,870

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2022	1.15%	0.00%(f)
October 31, 2021	1.30%	0.01%
October 31, 2020	1.60%	0.03%
October 31, 2019	1.64%	0.11%
October 31, 2018	1.65%	0.13%

(f)	Less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay WMC International Research Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 5.87	$ 8.11	$ 6.36	$ 7.73	$ 7.90	$ 9.54
Net investment income (loss)	0.04(a)	0.09(a)	0.05(a)	0.04(a)	0.15(a)	0.12
Net realized and unrealized gain (loss)	1.21	(2.16)	1.82	(0.70)	0.08	(1.62)
Total from investment operations	1.25	(2.07)	1.87	(0.66)	0.23	(1.50)
Less distributions:
From net investment income	(0.09)	(0.17)	(0.12)	(0.71)	(0.40)	(0.14)
Net asset value at end of period	$ 7.03	$ 5.87	$ 8.11	$ 6.36	$ 7.73	$ 7.90
Total investment return (b)	21.33%	(26.07)%	29.66%	(9.47)%	3.54%	(15.97)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34%††	1.35%	0.64%	0.66%	2.00%	1.29%
Net expenses (d)	1.51%††	1.46%(e)	1.63%(e)	1.89%(e)	1.93%(e)	1.88%(e)
Expenses (before waiver/reimbursement) (d)	1.60%††	1.50%(e)	1.63%(e)	1.89%(e)	1.93%(e)	1.88%(e)
Portfolio turnover rate	47%	65%	117%	136%	182%	223%
Net assets at end of period (in 000's)	$ 1,853	$ 1,624	$ 2,487	$ 2,731	$ 3,690	$ 3,407

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2022	1.46%	0.00%(f)
October 31, 2021	1.62%	0.01%
October 31, 2020	1.86%	0.03%
October 31, 2019	1.81%	0.12%
October 31, 2018	1.75%	0.13%

(f)	Less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 5.70	$ 7.87	$ 6.16	$ 7.49	$ 7.63	$ 9.23
Net investment income (loss)	0.02(a)	0.04(a)	0.00‡(a)	(0.01)(a)	0.08(a)	0.05
Net realized and unrealized gain (loss)	1.17	(2.11)	1.76	(0.68)	0.10	(1.57)
Total from investment operations	1.19	(2.07)	1.76	(0.69)	0.18	(1.52)
Less distributions:
From net investment income	(0.01)	(0.10)	(0.05)	(0.64)	(0.32)	(0.08)
Net asset value at end of period	$ 6.88	$ 5.70	$ 7.87	$ 6.16	$ 7.49	$ 7.63
Total investment return (b)	20.94%	(26.65)%	28.66%	(10.16)%	2.81%	(16.61)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.49%††	0.56%	0.01%	(0.22)%	1.14%	0.52%
Net expenses (c)	2.26%††	2.21%(d)	2.38%(d)	2.64%(d)	2.66%(d)	2.62%(d)
Expenses (before waiver/reimbursement) (c)	2.35%††	2.25%(d)	2.38%(d)	2.64%(d)	2.66%(d)	2.62%(d)
Portfolio turnover rate	47%	65%	117%	136%	182%	223%
Net assets at end of period (in 000’s)	$ 2,036	$ 2,458	$ 5,340	$ 6,229	$ 14,203	$ 27,699

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2022	2.21%	0.00%(f)
October 31, 2021	2.37%	0.01%
October 31, 2020	2.61%	0.03%
October 31, 2019	2.55%	0.11%
October 31, 2018	2.49%	0.13%

(f)	Less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay WMC International Research Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 5.95	$ 8.22	$ 6.45	$ 7.83	$ 8.00	$ 9.66
Net investment income (loss)	0.07(a)	0.14(a)	0.10(a)	0.08(a)	0.17(a)	0.15
Net realized and unrealized gain (loss)	1.22	(2.19)	1.83	(0.71)	0.10	(1.64)
Total from investment operations	1.29	(2.05)	1.93	(0.63)	0.27	(1.49)
Less distributions:
From net investment income	(0.13)	(0.22)	(0.16)	(0.75)	(0.44)	(0.17)
Net asset value at end of period	$ 7.11	$ 5.95	$ 8.22	$ 6.45	$ 7.83	$ 8.00
Total investment return (b)	21.84%	(25.61)%	30.21%	(8.98)%	4.08%	(15.72)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.97%††	1.95%	1.26%	1.19%	2.20%	1.63%
Net expenses (d)	0.86%††	0.86%(e)	1.06%(e)	1.38%(e)	1.50%(e)	1.53%(e)
Expenses (before waiver/reimbursement) (d)	0.94%††	0.94%(e)	1.08%(e)	1.38%(e)	1.50%(e)	1.53%(e)
Portfolio turnover rate	47%	65%	117%	136%	182%	223%
Net assets at end of period (in 000’s)	$ 148,498	$ 147,559	$ 207,352	$ 230,100	$ 281,279	$ 521,050

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2022	0.86%	0.00%(f)
October 31, 2021	1.05%	0.01%
October 31, 2020	1.35%	0.03%
October 31, 2019	1.40%	0.10%
October 31, 2018	1.40%	0.13%

(f)	Less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay WMC International Research Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	September 28, 2007
Investor Class	February 28, 2008
Class C	September 28, 2007
Class I	September 28, 2007
Class R6	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

26	MainStay WMC International Research Equity Fund

quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2023 were fair valued in such a manner.
27

Notes to Financial Statements (Unaudited) (continued)
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Fund as of April 30, 2023, were fair valued in such a manner.
Equity securities, including rights and warrants and exchange-traded funds ("ETFs"), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition.
Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of April 30, 2023, and can change at any time. Illiquid investments as of April 30, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes

28	MainStay WMC International Research Equity Fund

in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Sold Short.  During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of April 30, 2023, the securities sold short are shown in the Portfolio of Investments.
(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may
29

Notes to Financial Statements (Unaudited) (continued)
include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2023, are shown in the Portfolio of Investments.
(K) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of April 30, 2023 are shown in the Portfolio of Investments.
(L) Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(M) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of of average daily net assets of the Fund. During the six-month period ended April 30, 2023, the effective management fee rate was 0.75%.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: 1.18% for Class A shares and 0.86% for Class I shares. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

30	MainStay WMC International Research Equity Fund

New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: 1.95% for Investor Class shares and 2.70% for Class C shares. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $627,904 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $69,226 and paid the Subadvisor fees in the amount of $249,755.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $173 and $121, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 2,041	$ —
Investor Class	4,013	(427)
Class C	5,139	(558)
Class I	27,636	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
31

Notes to Financial Statements (Unaudited) (continued)
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$162,516,358	$15,328,140	$(14,482,026)	$846,114
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $102,971,094, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$98,745	$4,226
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$5,922,955
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily
Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $78,128 and $108,060, respectively.

32	MainStay WMC International Research Equity Fund

Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	68,333	$ 454,398
Shares issued to shareholders in reinvestment of distributions	27,569	180,852
Shares redeemed	(231,660)	(1,557,561)
Net increase (decrease) in shares outstanding before conversion	(135,758)	(922,311)
Shares converted into Class A (See Note 1)	5,224	35,606
Net increase (decrease)	(130,534)	$ (886,705)
Year ended October 31, 2022:
Shares sold	381,741	$ 2,732,536
Shares issued to shareholders in reinvestment of distributions	45,770	357,008
Shares redeemed	(579,197)	(3,997,262)
Net increase (decrease) in shares outstanding before conversion	(151,686)	(907,718)
Shares converted into Class A (See Note 1)	9,711	68,614
Net increase (decrease)	(141,975)	$ (839,104)

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	3,432	$ 23,322
Shares issued to shareholders in reinvestment of distributions	3,565	23,315
Shares redeemed	(18,211)	(123,476)
Net increase (decrease) in shares outstanding before conversion	(11,214)	(76,839)
Shares converted into Investor Class (See Note 1)	1,984	13,384
Shares converted from Investor Class (See Note 1)	(4,124)	(28,008)
Net increase (decrease)	(13,354)	$ (91,463)
Year ended October 31, 2022:
Shares sold	8,861	$ 61,330
Shares issued to shareholders in reinvestment of distributions	6,470	50,334
Shares redeemed	(39,740)	(266,279)
Net increase (decrease) in shares outstanding before conversion	(24,409)	(154,615)
Shares converted into Investor Class (See Note 1)	2,258	15,133
Shares converted from Investor Class (See Note 1)	(7,927)	(56,148)
Net increase (decrease)	(30,078)	$ (195,630)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	12,217	$ 83,265
Shares issued to shareholders in reinvestment of distributions	793	5,091
Shares redeemed	(145,831)	(942,149)
Net increase (decrease) in shares outstanding before conversion	(132,821)	(853,793)
Shares converted from Class C (See Note 1)	(2,641)	(17,270)
Net increase (decrease)	(135,462)	$ (871,063)
Year ended October 31, 2022:
Shares sold	11,524	$ 79,421
Shares issued to shareholders in reinvestment of distributions	8,412	64,017
Shares redeemed	(263,222)	(1,734,461)
Net increase (decrease) in shares outstanding before conversion	(243,286)	(1,591,023)
Shares converted from Class C (See Note 1)	(4,187)	(27,599)
Net increase (decrease)	(247,473)	$ (1,618,622)

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	98,221	$ 665,328
Shares issued to shareholders in reinvestment of distributions	469,620	3,099,493
Shares redeemed	(4,481,916)	(30,253,857)
Net increase (decrease) in shares outstanding before conversion	(3,914,075)	(26,489,036)
Shares converted from Class I (See Note 1)	(522)	(3,712)
Net increase (decrease)	(3,914,597)	$(26,492,748)
Year ended October 31, 2022:
Shares sold	2,007,742	$ 13,223,517
Shares issued to shareholders in reinvestment of distributions	693,218	5,434,827
Shares redeemed	(3,122,136)	(22,093,407)
Net increase (decrease)	(421,176)	$ (3,435,063)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global
33

Notes to Financial Statements (Unaudited) (continued)
economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
34	MainStay WMC International Research Equity Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay WMC International Research Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Wellington Management Company LLP (“WMC”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and WMC in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and WMC in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or WMC that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, WMC personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and WMC; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and WMC; (iii) the costs of the services provided, and profits realized, by New York Life Investments and WMC with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and WMC.  The Board’s

35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and WMC resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and WMC
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by WMC, evaluating the performance of WMC, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of WMC and ongoing analysis of, and interactions with, WMC with respect to, among other things, the Fund’s investment performance and risks as well as WMC’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.  The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that WMC provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated WMC’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and WMC’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at WMC. The Board considered New York Life Investments’ and WMC’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and WMC and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund.  The Board also considered WMC’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and WMC regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

36	MainStay WMC International Research Equity Fund

Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In addition, the Board considered any specific actions that New York Life Investments or WMC had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.  In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2022.  The Board considered its discussions with representatives from New York Life Investments and WMC regarding the Fund’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and WMC
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund as well as the MainStay Group of Funds. With respect to the profitability of WMC’s relationship with the Fund, the Board considered information from New York Life Investments that WMC’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of WMC’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and WMC and profits realized by New York Life Investments and its affiliates and WMC, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and WMC’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and WMC and acknowledged that New York Life Investments and WMC must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and WMC to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds.  The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and WMC and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to WMC from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to WMC in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between WMC and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and WMC that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to WMC and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to WMC, the Board considered that any profits realized by WMC due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and WMC, acknowledging that any such profits are based on the subadvisory fee paid to WMC by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to WMC is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and WMC on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also

38	MainStay WMC International Research Equity Fund

considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
39

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
40	MainStay WMC International Research Equity Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
41

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022276MS043-23	MSWIRE10-06/23
(NYLIM) NL530

MainStay WMC Small Companies Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	1/2/2004	-11.80%	-16.27%	-0.61%	4.48%	1.23%
		Excluding sales charges		-6.66	-11.40	0.52	5.07	1.23
Investor Class Shares[4]	Maximum 5.00% Initial Sales Charge	With sales charges	2/28/2008	-11.46	-16.07	-0.88	4.19	1.58
		Excluding sales charges		-6.80	-11.65	0.25	4.78	1.58
Class B Shares[5]	Maximum 5.00% CDSC	With sales charges	1/2/2004	-11.68	-16.60	-0.73	4.00	2.33
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-7.10	-12.27	-0.50	4.00	2.33
Class C Shares	Maximum 1.00% CDSC	With sales charges	12/30/2002	-8.08	-13.19	-0.50	4.00	2.33
	if Redeemed Within One Year of Purchase	Excluding sales charges		-7.16	-12.33	-0.50	4.00	2.33
Class I Shares	No Sales Charge		1/12/1987	-6.53	-11.20	0.77	5.33	0.98
Class R1 Shares	No Sales Charge		7/31/2012	-6.55	-11.25	0.68	5.23	1.08
Class R2 Shares	No Sales Charge		7/31/2012	-6.66	-11.48	0.43	4.97	1.33
Class R3 Shares	No Sales Charge		2/29/2016	-6.78	-11.70	0.18	4.48	1.58

1.	Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The performance information in the graph and table from April 1, 2019 through March 5, 2021 reflects that of the Fund's prior subadvisor and principal investment strategies. Performance information shown in this report prior to April 1, 2019 reflects that of a different previous subadvisor to the fund, investment objective and principal investment strategies.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 2000® Index[2]	-3.45%	-3.65%	4.15%	7.88%
Morningstar Small Blend Category Average[3]	-0.76	-2.08	5.15	8.00

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Fund has selected the Russell 2000® Index as its primary benchmark. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
3.	The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Small Companies Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Small Companies Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$933.40	$ 5.85	$1,018.75	$ 6.11	1.22%
Investor Class Shares	$1,000.00	$932.00	$ 7.14	$1,017.41	$ 7.45	1.49%
Class B Shares	$1,000.00	$929.00	$10.71	$1,013.69	$11.18	2.24%
Class C Shares	$1,000.00	$928.40	$10.71	$1,013.69	$11.18	2.24%
Class I Shares	$1,000.00	$934.70	$ 4.65	$1,019.98	$ 4.86	0.97%
Class R1 Shares	$1,000.00	$934.50	$ 5.13	$1,019.49	$ 5.36	1.07%
Class R2 Shares	$1,000.00	$933.40	$ 6.33	$1,018.25	$ 6.61	1.32%
Class R3 Shares	$1,000.00	$932.20	$ 7.52	$1,017.01	$ 7.85	1.57%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2023 (Unaudited)
Financial Services	8.0%
Banks	7.6
Biotechnology	7.1
Health Care Equipment & Supplies	5.8
Automobile Components	5.2
Software	4.6
Trading Companies & Distributors	3.6
Energy Equipment & Services	3.6
Consumer Finance	3.2
Machinery	3.1
Insurance	2.9
Chemicals	2.9
Metals & Mining	2.8
Real Estate Management & Development	2.6
Household Durables	2.5
Professional Services	2.4
Pharmaceuticals	2.2
Exchange–Traded Fund	2.2
Gas Utilities	2.1
Food Products	2.1
Hotels, Restaurants & Leisure	2.0%
Specialty Retail	1.8
Aerospace & Defense	1.6
Media	1.6
Health Care REITs	1.6
Ground Transportation	1.6
Electric Utilities	1.5
Health Care Providers & Services	1.5
Electronic Equipment, Instruments & Components	1.4
Capital Markets	1.4
Oil, Gas & Consumable Fuels	1.3
Construction & Engineering	1.3
Interactive Media & Services	1.2
Commercial Services & Supplies	1.2
Diversified Consumer Services	1.1
Specialized REITs	1.0
Short–Term Investments	1.2
Other Assets, Less Liabilities	–0.8
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	Skyline Champion Corp.
2.	Insperity, Inc.
3.	Lantheus Holdings, Inc.
4.	iShares Russell 2000 ETF
5.	New Jersey Resources Corp.
6.	Freshpet, Inc.
7.	Hilton Grand Vacations, Inc.
8.	Boise Cascade Co.
9.	SI-BONE, Inc.
10.	XPEL, Inc.

8	MainStay WMC Small Companies Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Peter W. Carpi, CFA, and David Dubard, CFA, of Wellington Management Company LLP, the Fund’s Subadvisor.
How did MainStay WMC Small Companies Fund perform relative to its benchmark and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay WMC Small Companies Fund returned –6.53%, underperforming the –3.45% return of the Fund’s benchmark, the Russell 2000® Index (the “Index”). Over the same period, Class I shares also underperformed the –0.76% return of the Morningstar Small Blend Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed the Index due primarily to security selection. Relatively strong selection in the financials, utilities and health care sectors was more than offset by relatively weak selection in energy, real estate and consumer discretionary. Sector allocation, a result of our bottom-up stock selection process, also detracted from relative results. Negative allocation effect was driven by the Fund’s overweight exposure to financials and underweight exposure to consumer staples, and was partially offset by the positive impact of underweight exposure to information technology and overweight exposure to materials.
Were there any changes to the Fund during the reporting period?
Effective February 28, 2023, David B. Dubard, CFA, was added as a portfolio manager of the Fund.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the strongest contributions to the Fund’s performance relative to the Index came from the financials, utilities and health care sectors. (Contributions take weightings and total returns into account.) Conversely, energy, real estate and consumer discretionary detracted most significantly from relative returns.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The stocks making the strongest contributions to the Fund’s absolute performance included specialty metal fabricator Carpenter Technology and independent, sell-side advertising platform Magnite. Carpenter shares rose late in the reporting period on strong results for the company’s second fiscal quarter of 2023. Management reported that the quarter represented a significant step towards returning to pre-COVID-19 levels and long-term growth. Management also announced that they continue to see strong demand and expect accelerating sales and improving margins. Shares of Magnite soared after the company reported adjusted earnings before interest, taxes, and amortization (EBITDA) and revenue for the third quarter of 2022 that beat consensus estimates. The strong results were driven by Connected TV (CTV) outperformance and favorable forward guidance despite a challenging macro environment. The Fund maintained overweight positions in both securities as of the end of reporting period.
The most significant detractors from absolute performance were communications infrastructure real estate investment trust (REIT) Uniti Group and global oil & gas drilling contractor Nabors Industries. Uniti Group shares declined after the company reported fourth quarter 2022 revenue that fell short of expectations, while its adjusted funds from operations per share came in stronger than expected. Management issued strong guidance for 2023 revenue and adjusted EBITDA. The company also announced an amendment to its credit agreement, which would extend maturity dates until 2027 or later. Nabors Industries shares ended the reporting period lower despite the company’s solid, fourth quarter 2022 results. Lower oil prices and an announced $200 million convertible note offering pressured shares lower. The Fund maintained positions in both securities as of the end of the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund initiated positions in advertising services company Taboola.com and thermal management technologies company Gentherm. Taboola is a leading player in the online ad market and is expanding its opportunity set with key partnerships including a recent agreement with Yahoo. Gentherm supplies the automotive industry with technology for heated and cooled seats; the Fund initiated its position amid a new product launch. During the same period, the Fund eliminated its positions in the largest tank barge operator in the United States, Kirby, and semiconductor foundry Tower Semiconductor.
How did the Fund’s sector and/or country weightings change during the reporting period?
The Fund seeks to keep sector and industry exposures close to those of the Index so that stock selection remains the primary driver of returns. We do not attempt to position the portfolio based on macro or sector bets. The largest increases in active weight during the reporting period were in the financials, consumer discretionary and communication services sectors, while the most

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
9

significant decreases were in the information technology, materials and health care sectors.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, the Fund’s largest overweight exposures relative to the Index, driven by our bottom-up stock selection process, were in the financials and materials sectors. As of the same date, the Fund’s most significantly underweight exposures were to information technology and industrials.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay WMC Small Companies Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 97.3%
Aerospace & Defense 1.6%
BWX Technologies, Inc.	77,320	$ 4,993,326
Automobile Components 5.2%
Dana, Inc.	362,159	5,356,332
Gentherm, Inc. (a)	82,176	4,901,798
XPEL, Inc. (a)	77,345	5,650,826
		15,908,956
Banks 7.6%
Banner Corp.	54,037	2,697,527
OFG Bancorp	153,121	3,915,304
Old National Bancorp	297,501	3,989,488
Stellar Bancorp, Inc.	156,072	3,580,292
United Community Banks, Inc.	138,778	3,455,572
Veritex Holdings, Inc.	169,693	2,920,417
WSFS Financial Corp.	76,897	2,704,467
		23,263,067
Biotechnology 7.1%
ACADIA Pharmaceuticals, Inc. (a)	188,344	4,017,378
Celldex Therapeutics, Inc. (a)	131,780	4,143,163
Cytokinetics, Inc. (a)	69,040	2,582,096
Kymera Therapeutics, Inc. (a)(b)	91,564	2,887,929
Merus NV (a)	202,601	3,885,887
Sage Therapeutics, Inc. (a)	88,986	4,346,966
		21,863,419
Capital Markets 1.4%
Hamilton Lane, Inc., Class A	59,328	4,371,287
Chemicals 2.9%
Minerals Technologies, Inc.	54,659	3,239,092
Quaker Chemical Corp.	29,733	5,549,070
		8,788,162
Commercial Services & Supplies 1.2%
Interface, Inc.	466,688	3,658,834
Construction & Engineering 1.3%
Badger Infrastructure Solutions Ltd.	182,071	3,989,879
Consumer Finance 3.2%
Enova International, Inc. (a)	114,797	5,041,884
PRA Group, Inc. (a)	133,041	4,825,397
		9,867,281
	Shares	Value

Diversified Consumer Services 1.1%
Chegg, Inc. (a)	182,132	$ 3,274,733
Electric Utilities 1.5%
Portland General Electric Co.	91,140	4,613,507
Electronic Equipment, Instruments & Components 1.4%
CTS Corp.	111,933	4,388,893
Energy Equipment & Services 3.5%
Liberty Energy, Inc.	337,556	4,324,092
Nabors Industries Ltd. (a)	34,875	3,478,433
Patterson-UTI Energy, Inc.	275,737	3,085,497
		10,888,022
Financial Services 8.0%
Federal Agricultural Mortgage Corp., Class C	39,382	5,249,227
I3 Verticals, Inc., Class A (a)	168,686	3,921,949
NMI Holdings, Inc., Class A (a)	220,151	5,151,533
Remitly Global, Inc. (a)	292,471	4,913,513
Shift4 Payments, Inc., Class A (a)	80,619	5,463,550
		24,699,772
Food Products 2.1%
Freshpet, Inc. (a)(b)	91,240	6,292,823
Gas Utilities 2.1%
New Jersey Resources Corp.	127,348	6,576,251
Ground Transportation 1.6%
Heartland Express, Inc.	328,417	4,755,478
Health Care Equipment & Supplies 5.8%
Artivion, Inc. (a)	319,166	4,426,833
Lantheus Holdings, Inc. (a)	86,583	7,398,517
SI-BONE, Inc. (a)	270,122	5,969,696
		17,795,046
Health Care Providers & Services 1.5%
AMN Healthcare Services, Inc. (a)	53,115	4,586,480
Health Care REITs 1.6%
CareTrust REIT, Inc.	252,641	4,923,973
Hotels, Restaurants & Leisure 2.0%
Hilton Grand Vacations, Inc. (a)	144,356	6,178,437

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Household Durables 2.5%
Skyline Champion Corp. (a)	103,019	$ 7,640,919
Insurance 2.9%
Kemper Corp.	88,551	4,308,006
SiriusPoint Ltd. (a)	525,054	4,562,719
		8,870,725
Interactive Media & Services 1.2%
Taboola.com Ltd. (a)(b)	1,656,142	3,825,688
Machinery 3.1%
Helios Technologies, Inc.	72,838	4,380,477
Hillman Solutions Corp. (a)	595,120	4,999,008
		9,379,485
Media 1.6%
Magnite, Inc. (a)	530,432	4,986,061
Metals & Mining 2.8%
Carpenter Technology Corp.	106,779	5,631,524
MP Materials Corp. (a)	137,259	2,974,403
		8,605,927
Oil, Gas & Consumable Fuels 1.3%
PBF Energy, Inc., Class A	116,889	4,074,750
Pharmaceuticals 2.2%
Aclaris Therapeutics, Inc. (a)(b)	437,536	3,889,695
Pacira BioSciences, Inc. (a)	59,764	2,707,907
		6,597,602
Professional Services 2.4%
Insperity, Inc.	60,623	7,423,893
Real Estate Management & Development 2.6%
Marcus & Millichap, Inc.	136,785	4,304,624
Tricon Residential, Inc.	459,886	3,692,884
		7,997,508
Software 4.6%
Agilysys, Inc. (a)	62,479	4,875,861
Box, Inc., Class A (a)	167,987	4,444,936
SolarWinds Corp. (a)	553,093	4,767,662
		14,088,459
	Shares	Value

Specialized REITs 1.0%
Uniti Group, Inc.	898,157	$ 3,071,697
Specialty Retail 1.8%
Monro, Inc.	113,652	5,555,310
Trading Companies & Distributors 3.6%
Boise Cascade Co.	89,509	6,114,360
MRC Global, Inc. (a)	493,827	4,809,875
		10,924,235
Total Common Stocks (Cost $313,319,235)		298,719,885
Exchange-Traded Fund 2.2%
iShares Russell 2000 ETF (b)	37,715	6,607,668
Total Exchange-Traded Fund (Cost $6,509,008)		6,607,668

	Number of Warrants
Warrants 0.1%
Energy Equipment & Services 0.1%
Nabors Industries Ltd.
Expires 6/11/26 (a)	20,384	310,754
Total Warrants (Cost $5,001)		310,754

	Shares
Short-Term Investments 1.2%
Affiliated Investment Company 0.8%
MainStay U.S. Government Liquidity Fund, 3.98% (c)	2,402,110	2,402,110
Unaffiliated Investment Company 0.4%
Invesco Government & Agency Portfolio, 4.857% (c)(d)	1,312,575	1,312,575
Total Short-Term Investments (Cost $3,714,685)		3,714,685
Total Investments (Cost $323,547,929)	100.8%	309,352,992
Other Assets, Less Liabilities	(0.8)	(2,310,131)
Net Assets	100.0%	$ 307,042,861

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC Small Companies Fund

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of April 30, 2023, the aggregate market value of securities on loan was $8,389,883; the total market value of collateral held by the Fund was $8,561,015. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $7,248,440. The Fund received cash collateral with a value of $1,312,575. (See Note 2(G))
(c)	Current yield as of April 30, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 4,059	$ 60,067	$ (61,724)	$ —	$ —	$ 2,402	$ 57	$ —	2,402
Abbreviation(s):
ETF—Exchange-Traded Fund
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 298,719,885	$ —	$ —	$ 298,719,885
Exchange-Traded Fund	6,607,668	—	—	6,607,668
Warrants	310,754	—	—	310,754
Short-Term Investments
Affiliated Investment Company	2,402,110	—	—	2,402,110
Unaffiliated Investment Company	1,312,575	—	—	1,312,575
Total Short-Term Investments	3,714,685	—	—	3,714,685
Total Investments in Securities	$ 309,352,992	$ —	$ —	$ 309,352,992

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $321,145,819) including securities on loan of $8,389,883	$306,950,882
Investment in affiliated investment companies, at value (identified cost $2,402,110)	2,402,110
Receivables:
Investment securities sold	3,765,370
Fund shares sold	33,355
Dividends	6,719
Securities lending	233
Other assets	63,735
Total assets	313,222,404
Liabilities
Cash collateral received for securities on loan	1,312,575
Due to custodian	21,894
Payables:
Investment securities purchased	4,295,275
Manager (See Note 3)	201,534
Fund shares redeemed	127,962
Transfer agent (See Note 3)	77,999
Shareholder communication	45,497
NYLIFE Distributors (See Note 3)	34,465
Professional fees	27,034
Custodian	8,118
Accrued expenses	27,190
Total liabilities	6,179,543
Net assets	$307,042,861
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 15,478
Additional paid-in-capital	376,443,564
376,459,042
Total distributable earnings (loss)	(69,416,181)
Net assets	$307,042,861
Class A
Net assets applicable to outstanding shares	$119,395,180
Shares of beneficial interest outstanding	6,124,896
Net asset value per share outstanding	$ 19.49
Maximum sales charge (5.50% of offering price)	1.13
Maximum offering price per share outstanding	$ 20.62
Investor Class
Net assets applicable to outstanding shares	$ 32,278,998
Shares of beneficial interest outstanding	1,713,209
Net asset value per share outstanding	$ 18.84
Maximum sales charge (5.00% of offering price)	0.99
Maximum offering price per share outstanding	$ 19.83
Class B
Net assets applicable to outstanding shares	$ 1,394,773
Shares of beneficial interest outstanding	92,491
Net asset value and offering price per share outstanding	$ 15.08
Class C
Net assets applicable to outstanding shares	$ 1,819,189
Shares of beneficial interest outstanding	120,677
Net asset value and offering price per share outstanding	$ 15.07
Class I
Net assets applicable to outstanding shares	$151,532,306
Shares of beneficial interest outstanding	7,394,553
Net asset value and offering price per share outstanding	$ 20.49
Class R1
Net assets applicable to outstanding shares	$ 51,251
Shares of beneficial interest outstanding	2,519
Net asset value and offering price per share outstanding	$ 20.35
Class R2
Net assets applicable to outstanding shares	$ 102,270
Shares of beneficial interest outstanding	5,294
Net asset value and offering price per share outstanding	$ 19.32
Class R3
Net assets applicable to outstanding shares	$ 468,894
Shares of beneficial interest outstanding	24,605
Net asset value and offering price per share outstanding	$ 19.06

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Small Companies Fund

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $22,275)	$ 1,967,159
Dividends-affiliated	57,023
Securities lending, net	13,239
Total income	2,037,421
Expenses
Manager (See Note 3)	1,274,148
Transfer agent (See Note 3)	223,953
Distribution/Service—Class A (See Note 3)	160,138
Distribution/Service—Investor Class (See Note 3)	43,177
Distribution/Service—Class B (See Note 3)	8,666
Distribution/Service—Class C (See Note 3)	10,391
Distribution/Service—Class R2 (See Note 3)	133
Distribution/Service—Class R3 (See Note 3)	1,182
Registration	50,131
Professional fees	43,817
Custodian	8,086
Trustees	3,809
Shareholder service (See Note 3)	316
Shareholder communication	264
Miscellaneous	37,246
Total expenses before waiver/reimbursement	1,865,457
Expense waiver/reimbursement from Manager (See Note 3)	(43,322)
Reimbursement from prior custodian(a)	(663)
Net expenses	1,821,472
Net investment income (loss)	215,949
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(27,818,416)
Foreign currency transactions	385
Net realized gain (loss)	(27,818,031)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	6,305,390
Translation of other assets and liabilities in foreign currencies	103
Net change in unrealized appreciation (depreciation)	6,305,493
Net realized and unrealized gain (loss)	(21,512,538)
Net increase (decrease) in net assets resulting from operations	$(21,296,589)

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 215,949	$ 5,954,969
Net realized gain (loss)	(27,818,031)	(26,170,624)
Net change in unrealized appreciation (depreciation)	6,305,493	(31,631,451)
Net increase (decrease) in net assets resulting from operations	(21,296,589)	(51,847,106)
Distributions to shareholders:
Class A	(2,695,102)	(42,316,711)
Investor Class	(654,688)	(11,028,249)
Class B	(26,215)	(1,147,348)
Class C	(30,249)	(1,158,831)
Class I	(3,293,739)	(37,368,289)
Class R1	(1,147)	(14,689)
Class R2	(2,109)	(30,236)
Class R3	(8,221)	(118,773)
Total distributions to shareholders	(6,711,470)	(93,183,126)
Capital share transactions:
Net proceeds from sales of shares	28,692,776	51,298,006
Net asset value of shares issued to shareholders in reinvestment of distributions	6,604,609	91,619,894
Cost of shares redeemed	(28,246,292)	(71,828,689)
Increase (decrease) in net assets derived from capital share transactions	7,051,093	71,089,211
Net increase (decrease) in net assets	(20,956,966)	(73,941,021)
Net Assets
Beginning of period	327,999,827	401,940,848
End of period	$307,042,861	$327,999,827
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Small Companies Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 21.32	$ 32.63	$ 22.62	$ 24.59	$ 28.34	$ 31.91
Net investment income (loss) (a)	0.01	0.39	(0.10)	(0.07)	0.07	0.06
Net realized and unrealized gain (loss)	(1.41)	(3.93)	10.11	(1.83)	0.24	(0.98)
Total from investment operations	(1.40)	(3.54)	10.01	(1.90)	0.31	(0.92)
Less distributions:
From net investment income	(0.43)	—	—	(0.05)	(0.05)	—
From net realized gain on investments	—	(7.77)	—	—	(4.01)	(2.65)
Return of capital	—	—	—	(0.02)	—	—
Total distributions	(0.43)	(7.77)	—	(0.07)	(4.06)	(2.65)
Net asset value at end of period	$ 19.49	$ 21.32	$ 32.63	$ 22.62	$ 24.59	$ 28.34
Total investment return (b)	(6.66)%	(13.90)%	44.25%	(7.76)%	1.41%	(3.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.07%††	1.69%	(0.32)%	(0.30)%	0.27%	0.19%
Net expenses (c)	1.22%††	1.23%	1.21%	1.25%	1.25%	1.23%
Expenses (before waiver/reimbursement)	1.22%††(c)	1.23%(c)	1.22%(c)	1.25%	1.25%	1.23%
Portfolio turnover rate	44%	75%	108%	208%	205%	92%
Net assets at end of period (in 000’s)	$ 119,395	$ 135,890	$ 178,454	$ 115,403	$ 141,548	$ 155,636

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 20.60	$ 31.86	$ 22.14	$ 24.07	$ 27.85	$ 31.48
Net investment income (loss) (a)	(0.02)	0.32	(0.17)	(0.13)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	(1.36)	(3.81)	9.89	(1.80)	0.24	(0.96)
Total from investment operations	(1.38)	(3.49)	9.72	(1.93)	0.23	(0.98)
Less distributions:
From net investment income	(0.38)	—	—	(0.00)‡	—	—
From net realized gain on investments	—	(7.77)	—	—	(4.01)	(2.65)
Return of capital	—	—	—	(0.00)‡	—	—
Total distributions	(0.38)	(7.77)	—	(0.00)‡	(4.01)	(2.65)
Net asset value at end of period	$ 18.84	$ 20.60	$ 31.86	$ 22.14	$ 24.07	$ 27.85
Total investment return (b)	(6.80)%	(14.13)%	43.90%	(8.02)%	1.09%	(3.74)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.20)%††	1.43%	(0.57)%	(0.57)%	(0.05)%	(0.06)%
Net expenses (c)	1.49%††	1.50%	1.49%	1.52%	1.55%	1.49%
Expenses (before waiver/reimbursement) (c)	1.72%††	1.58%	1.66%	1.70%	1.64%	1.56%
Portfolio turnover rate	44%	75%	108%	208%	205%	92%
Net assets at end of period (in 000's)	$ 32,279	$ 35,985	$ 45,382	$ 41,547	$ 49,342	$ 48,569

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC Small Companies Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 16.46	$ 27.20	$ 19.04	$ 20.86	$ 24.83	$ 28.54
Net investment income (loss) (a)	(0.07)	0.15	(0.34)	(0.25)	(0.16)	(0.22)
Net realized and unrealized gain (loss)	(1.09)	(3.12)	8.50	(1.57)	0.20	(0.84)
Total from investment operations	(1.16)	(2.97)	8.16	(1.82)	0.04	(1.06)
Less distributions:
From net investment income	(0.22)	—	—	—	—	—
From net realized gain on investments	—	(7.77)	—	—	(4.01)	(2.65)
Total distributions	(0.22)	(7.77)	—	—	(4.01)	(2.65)
Net asset value at end of period	$ 15.08	$ 16.46	$ 27.20	$ 19.04	$ 20.86	$ 24.83
Total investment return (b)	(7.10)%	(14.81)%	42.86%	(8.72)%	0.35%	(4.46)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.94)%††	0.88%	(1.31)%	(1.30)%	(0.74)%	(0.80)%
Net expenses (c)	2.24%††	2.24%	2.24%	2.27%	2.30%	2.24%
Expenses (before waiver/reimbursement) (c)	2.47%††	2.33%	2.41%	2.45%	2.39%	2.31%
Portfolio turnover rate	44%	75%	108%	208%	205%	92%
Net assets at end of period (in 000’s)	$ 1,395	$ 2,036	$ 4,021	$ 4,447	$ 7,442	$ 10,698

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 16.46	$ 27.19	$ 19.03	$ 20.84	$ 24.81	$ 28.52
Net investment income (loss) (a)	(0.08)	0.15	(0.34)	(0.25)	(0.13)	(0.22)
Net realized and unrealized gain (loss)	(1.09)	(3.11)	8.50	(1.56)	0.17	(0.84)
Total from investment operations	(1.17)	(2.96)	8.16	(1.81)	0.04	(1.06)
Less distributions:
From net investment income	(0.22)	—	—	—	—	—
From net realized gain on investments	—	(7.77)	—	—	(4.01)	(2.65)
Total distributions	(0.22)	(7.77)	—	—	(4.01)	(2.65)
Net asset value at end of period	$ 15.07	$ 16.46	$ 27.19	$ 19.03	$ 20.84	$ 24.81
Total investment return (b)	(7.16)%	(14.74)%	42.88%(c)	(8.69)%	0.35%	(4.47)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.95)%††	0.83%	(1.32)%	(1.30)%	(0.60)%	(0.81)%
Net expenses (d)	2.24%††	2.24%	2.24%	2.27%	2.30%	2.24%
Expenses (before waiver/reimbursement) (d)	2.47%††	2.33%	2.41%	2.45%	2.39%	2.31%
Portfolio turnover rate	44%	75%	108%	208%	205%	92%
Net assets at end of period (in 000’s)	$ 1,819	$ 2,415	$ 4,129	$ 3,201	$ 5,469	$ 14,156

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 22.43	$ 33.85	$ 23.40	$ 25.44	$ 29.19	$ 32.72
Net investment income (loss) (a)	0.03	0.45	(0.02)	(0.01)	0.17	0.14
Net realized and unrealized gain (loss)	(1.48)	(4.10)	10.47	(1.90)	0.22	(1.02)
Total from investment operations	(1.45)	(3.65)	10.45	(1.91)	0.39	(0.88)
Less distributions:
From net investment income	(0.49)	—	—	(0.09)	(0.13)	—
From net realized gain on investments	—	(7.77)	—	—	(4.01)	(2.65)
Return of capital	—	—	—	(0.04)	—	—
Total distributions	(0.49)	(7.77)	—	(0.13)	(4.14)	(2.65)
Net asset value at end of period	$ 20.49	$ 22.43	$ 33.85	$ 23.40	$ 25.44	$ 29.19
Total investment return (b)	(6.53)%	(13.71)%	44.66%	(7.55)%	1.67%	(3.26)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.30%††	1.85%	(0.05)%	(0.06)%	0.66%	0.45%
Net expenses (c)	0.97%††	0.98%	0.96%	1.00%	1.00%	0.98%
Expenses (before waiver/reimbursement)	0.97%††(c)	0.98%(c)	0.97%(c)	1.00%	1.00%	0.98%
Portfolio turnover rate	44%	75%	108%	208%	205%	92%
Net assets at end of period (in 000’s)	$ 151,532	$ 151,035	$ 169,281	$ 127,115	$ 146,525	$ 306,746

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay WMC Small Companies Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R1		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 22.26	$ 33.69	$ 23.31	$ 25.34	$ 29.09	$ 32.65
Net investment income (loss) (a)	0.02	0.43	(0.05)	(0.04)	0.10	0.12
Net realized and unrealized gain (loss)	(1.46)	(4.09)	10.43	(1.88)	0.26	(1.03)
Total from investment operations	(1.44)	(3.66)	10.38	(1.92)	0.36	(0.91)
Less distributions:
From net investment income	(0.47)	—	—	(0.08)	(0.10)	—
From net realized gain on investments	—	(7.77)	—	—	(4.01)	(2.65)
Return of capital	—	—	—	(0.03)	—	—
Total distributions	(0.47)	(7.77)	—	(0.11)	(4.11)	(2.65)
Net asset value at end of period	$ 20.35	$ 22.26	$ 33.69	$ 23.31	$ 25.34	$ 29.09
Total investment return (b)	(6.55)%	(13.80)%	44.53%(c)	(7.62)%	1.57%	(3.36)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%††	1.77%	(0.16)%	(0.18)%	0.41%	0.38%
Net expenses (d)	1.07%††	1.08%	1.06%	1.10%	1.10%	1.08%
Expenses (before waiver/reimbursement)	1.07%††(d)	1.08%(d)	1.07%(d)	1.10%	1.10%	1.08%
Portfolio turnover rate	44%	75%	108%	208%	205%	92%
Net assets at end of period (in 000’s)	$ 51	$ 55	$ 64	$ 44	$ 65	$ 63

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R2		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 21.12	$ 32.43	$ 22.50	$ 24.47	$ 28.21	$ 31.81
Net investment income (loss) (a)	(0.00)‡	0.35	(0.13)	(0.09)	0.04	0.03
Net realized and unrealized gain (loss)	(1.39)	(3.89)	10.06	(1.83)	0.25	(0.98)
Total from investment operations	(1.39)	(3.54)	9.93	(1.92)	0.29	(0.95)
Less distributions:
From net investment income	(0.41)	—	—	(0.04)	(0.02)	—
From net realized gain on investments	—	(7.77)	—	—	(4.01)	(2.65)
Return of capital	—	—	—	(0.01)	—	—
Total distributions	(0.41)	(7.77)	—	(0.05)	(4.03)	(2.65)
Net asset value at end of period	$ 19.32	$ 21.12	$ 32.43	$ 22.50	$ 24.47	$ 28.21
Total investment return (b)	(6.66)%	(14.01)%	44.13%	(7.84)%	1.30%	(3.59)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.04)%††	1.51%	(0.41)%	(0.40)%	0.18%	0.09%
Net expenses (c)	1.32%††	1.33%	1.31%	1.35%	1.35%	1.33%
Expenses (before waiver/reimbursement)	1.32%††(c)	1.33%(c)	1.32%(c)	1.35%	1.35%	1.33%
Portfolio turnover rate	44%	75%	108%	208%	205%	92%
Net assets at end of period (in 000’s)	$ 102	$ 108	$ 126	$ 88	$ 111	$ 137

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay WMC Small Companies Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R3		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 20.82	$ 32.14	$ 22.35	$ 24.32	$ 28.11	$ 31.78
Net investment income (loss) (a)	(0.03)	0.27	(0.20)	(0.15)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	(1.36)	(3.82)	9.99	(1.82)	0.26	(0.97)
Total from investment operations	(1.39)	(3.55)	9.79	(1.97)	0.22	(1.02)
Less distributions:
From net investment income	(0.37)	—	—	—	—	—
From net realized gain on investments	—	(7.77)	—	—	(4.01)	(2.65)
Total distributions	(0.37)	(7.77)	—	—	(4.01)	(2.65)
Net asset value at end of period	$ 19.06	$ 20.82	$ 32.14	$ 22.35	$ 24.32	$ 28.11
Total investment return (b)	(6.78)%	(14.22)%	43.80%	(8.10)%	1.04%	(3.83)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.29)%††	1.19%	(0.66)%	(0.67)%	(0.15)%	(0.15)%
Net expenses (c)	1.57%††	1.58%	1.56%	1.60%	1.60%	1.58%
Expenses (before waiver/reimbursement)	1.57%††(c)	1.58%(c)	1.57%(c)	1.60%	1.60%	1.58%
Portfolio turnover rate	44%	75%	108%	208%	205%	92%
Net assets at end of period (in 000’s)	$ 469	$ 476	$ 484	$ 343	$ 342	$ 204

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay WMC Small Companies Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class B	January 2, 2004
Class C	December 30, 2002
Class I	January 12, 1987
Class R1	July 31, 2012
Class R2	July 31, 2012
Class R3	February 29, 2016
Class R6	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation

24	MainStay WMC Small Companies Fund

committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that
25

Notes to Financial Statements (Unaudited) (continued)
has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, including exchange-traded funds ("ETFs"), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

26	MainStay WMC Small Companies Fund

(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2023, are shown in the Portfolio of Investments.
(H) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of April 30, 2023 are shown in the Portfolio of Investments.
(I) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $1 billion, 0.775% from $1 billion to $2 billion and 0.75% in excess of $2 billion. During the six-month period ended April 30, 2023, the effective management fee rate was 0.80% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $1,274,148 and waived fees and/or reimbursed expenses in the amount of $43,322 and paid the Subadvisor fees in the amount of $597,256.
27

Notes to Financial Statements (Unaudited) (continued)
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R1 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2023, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 27
Class R2	53
Class R3	236
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $4,714 and $2,228, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2023, of $80, $125 and $51, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$51,967	$ —
Investor Class	99,443	(38,996)
Class B	5,003	(1,970)
Class C	5,993	(2,356)
Class I	61,291	—
Class R1	22	—
Class R2	43	—
Class R3	191	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per

28	MainStay WMC Small Companies Fund

account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R1	$51,251	100.0%
Class R2	49,895	48.8
Class R3	34,234	7.3
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$326,022,460	$26,643,944	$(43,313,412)	$(16,669,468)
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $24,644,319, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$19,057	$5,587
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$66,488,654
Long-Term Capital Gains	26,694,472
Total	$93,183,126
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $143,048 and $139,143, respectively.
29

Notes to Financial Statements (Unaudited) (continued)
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	121,627	$ 2,546,273
Shares issued to shareholders in reinvestment of distributions	129,410	2,647,731
Shares redeemed	(537,180)	(11,058,494)
Net increase (decrease) in shares outstanding before conversion	(286,143)	(5,864,490)
Shares converted into Class A (See Note 1)	37,092	742,643
Net increase (decrease)	(249,051)	$ (5,121,847)
Year ended October 31, 2022:
Shares sold	329,365	$ 7,991,655
Shares issued to shareholders in reinvestment of distributions	1,699,563	41,588,303
Shares redeemed	(1,217,496)	(28,241,658)
Net increase (decrease) in shares outstanding before conversion	811,432	21,338,300
Shares converted into Class A (See Note 1)	94,728	2,285,527
Shares converted from Class A (See Note 1)	(458)	(11,247)
Net increase (decrease)	905,702	$ 23,612,580

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	20,298	$ 402,960
Shares issued to shareholders in reinvestment of distributions	32,975	652,901
Shares redeemed	(70,945)	(1,421,872)
Net increase (decrease) in shares outstanding before conversion	(17,672)	(366,011)
Shares converted into Investor Class (See Note 1)	10,199	211,666
Shares converted from Investor Class (See Note 1)	(26,453)	(511,979)
Net increase (decrease)	(33,926)	$ (666,324)
Year ended October 31, 2022:
Shares sold	45,425	$ 1,037,118
Shares issued to shareholders in reinvestment of distributions	464,342	11,004,918
Shares redeemed	(145,837)	(3,241,545)
Net increase (decrease) in shares outstanding before conversion	363,930	8,800,491
Shares converted into Investor Class (See Note 1)	26,892	591,576
Shares converted from Investor Class (See Note 1)	(68,134)	(1,626,377)
Net increase (decrease)	322,688	$ 7,765,690

Class B	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	13	$ 215
Shares issued to shareholders in reinvestment of distributions	1,624	25,812
Shares redeemed	(9,605)	(152,444)
Net increase (decrease) in shares outstanding before conversion	(7,968)	(126,417)
Shares converted from Class B (See Note 1)	(23,212)	(371,463)
Net increase (decrease)	(31,180)	$ (497,880)
Year ended October 31, 2022:
Shares sold	3,500	$ 70,421
Shares issued to shareholders in reinvestment of distributions	58,503	1,115,648
Shares redeemed	(28,537)	(518,983)
Net increase (decrease) in shares outstanding before conversion	33,466	667,086
Shares converted from Class B (See Note 1)	(57,645)	(1,020,393)
Net increase (decrease)	(24,179)	$ (353,307)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	5,964	$ 93,995
Shares issued to shareholders in reinvestment of distributions	1,903	30,219
Shares redeemed	(30,337)	(486,098)
Net increase (decrease) in shares outstanding before conversion	(22,470)	(361,884)
Shares converted from Class C (See Note 1)	(3,617)	(59,040)
Net increase (decrease)	(26,087)	$ (420,924)
Year ended October 31, 2022:
Shares sold	8,614	$ 157,446
Shares issued to shareholders in reinvestment of distributions	60,799	1,158,831
Shares redeemed	(61,647)	(1,096,860)
Net increase (decrease) in shares outstanding before conversion	7,766	219,417
Shares converted from Class C (See Note 1)	(12,898)	(230,333)
Net increase (decrease)	(5,132)	$ (10,916)

30	MainStay WMC Small Companies Fund

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,193,216	$ 25,599,282
Shares issued to shareholders in reinvestment of distributions	150,611	3,236,629
Shares redeemed	(683,773)	(15,104,989)
Net increase (decrease) in shares outstanding before conversion	660,054	13,730,922
Shares converted from Class I (See Note 1)	(563)	(11,827)
Net increase (decrease)	659,491	$ 13,719,095
Year ended October 31, 2022:
Shares sold	1,799,769	$ 41,934,850
Shares issued to shareholders in reinvestment of distributions	1,424,883	36,590,999
Shares redeemed	(1,490,542)	(38,692,716)
Net increase (decrease) in shares outstanding before conversion	1,734,110	39,833,133
Shares converted into Class I (See Note 1)	436	11,247
Net increase (decrease)	1,734,546	$ 39,844,380

Class R1	Shares	Amount
Six-month period ended April 30, 2023:
Shares issued to shareholders in reinvestment of distributions	54	$ 1,147
Net increase (decrease)	54	$ 1,147
Year ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	576	$ 14,689
Net increase (decrease)	576	$ 14,689

Class R2	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	88	$ 1,794
Shares issued to shareholders in reinvestment of distributions	104	2,109
Shares redeemed	(2)	(36)
Net increase (decrease)	190	$ 3,867
Year ended October 31, 2022:
Shares sold	135	$ 3,044
Shares issued to shareholders in reinvestment of distributions	1,246	30,236
Shares redeemed	(160)	(3,306)
Net increase (decrease)	1,221	$ 29,974

Class R3	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	2,428	$ 48,257
Shares issued to shareholders in reinvestment of distributions	402	8,061
Shares redeemed	(1,082)	(22,359)
Net increase (decrease)	1,748	$ 33,959
Year ended October 31, 2022:
Shares sold	4,588	$ 103,472
Shares issued to shareholders in reinvestment of distributions	4,849	116,270
Shares redeemed	(1,630)	(33,621)
Net increase (decrease)	7,807	$ 186,121
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay WMC Small Companies Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Wellington Management Company LLP (“WMC”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and WMC in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and WMC in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or WMC that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, WMC personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and WMC; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and WMC; (iii) the costs of the services provided, and profits realized, by New York Life Investments and WMC with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and WMC. The Board’s

32	MainStay WMC Small Companies Fund

decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and WMC resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and WMC
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by WMC, evaluating the performance of WMC, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of WMC and ongoing analysis of, and interactions with, WMC with respect to, among other things, the Fund’s investment performance and risks as well as WMC’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that WMC provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated WMC’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and WMC’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at WMC. The Board considered New York Life Investments’ and WMC’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and WMC and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered WMC’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and WMC regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or WMC had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2022. The Board considered its discussions with representatives from New York Life Investments and WMC regarding the Fund’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and WMC
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund as well as the MainStay Group of Funds. With respect to the profitability of WMC’s relationship with the Fund, the Board considered information from New York Life Investments that WMC’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of WMC’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and WMC and profits realized by New York Life Investments and its affiliates and WMC, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and WMC’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and WMC and acknowledged that New York Life Investments and WMC must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and WMC to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and WMC and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to WMC from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to WMC in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between WMC and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and WMC that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money

34	MainStay WMC Small Companies Fund

market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to WMC and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to WMC, the Board considered that any profits realized by WMC due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and WMC, acknowledging that any such profits are based on the subadvisory fee paid to WMC by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to WMC is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and WMC on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
36	MainStay WMC Small Companies Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
37

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
38	MainStay WMC Small Companies Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022232MS043-23	MSWSC10-06/23
(NYLIM) NL531

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	Section 302 Certifications are attached.

(b)	Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis Kirk C. Lehneis President and Principal Executive Officer

Date:         July 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:         July 6, 2023

By:	/s/ Jack Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:         July 6, 2023